UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-05162

Exact name of registrant as specified in charter:	Delaware VIP® Trust

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

Item 1. Reports to Stockholders

Delaware VIP® Trust

Delaware VIP Diversified Income Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	6
Security type / sector allocation	7
Schedule of investments	8
Statement of assets and liabilities	34
Statement of operations	35
Statements of changes in net assets	36
Financial highlights	37
Notes to financial statements	39
Report of independent registered public accounting firm	53
Other Series information	54
Board of trustees / directors and officers addendum	57

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Diversified Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Diversified Income Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek maximum long-term total return, consistent with reasonable risk.

For the fiscal year ended December 31, 2020, Delaware VIP Diversified Income Series (the “Series”) Standard Class shares gained 11.04%. The Series Service Class shares gained 10.69%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Bloomberg Barclays US Aggregate Index, advanced 7.51%.

As 2020 began, the economy appeared to be entering a mature credit cycle, and investors were concerned with the possibility of a mild recession. Instead, the coronavirus pandemic struck and spread rapidly. The global community was unprepared. Initial uncertainty was quickly followed by an extreme market selloff and global economic collapse.

Governments and central banks applied lessons learned from the recession of 2008-2009, and in March they intervened with substantial monetary- and fiscal-policy measures. The effective use of global fiscal and monetary support defined how the economy and the financial markets would evolve in 2020.

Investors’ uncertainty in March 2020 provoked a risk-premium explosion in the market and economic shutdowns. However, backstopped by the US Federal Reserve’s unprecedented, aggressive asset-purchase programs, which included purchasing corporate bonds, some confidence returned to markets. As the world began to understand how the virus behaved and to help bring it under control, the US and global economies began to reopen. Credit markets, which had widened substantially as markets collapsed, started to compress, bolstered by now dual Fed and Congressional puts. Then came the race to develop vaccines, along with a better understanding of how to manage the virus.

Although the markets and parts of the economy generally adapted quickly, COVID-19-affected sectors, particularly services, experienced extreme distress. These included transportation and other consumer-related areas such as retail. Damage to labor markets was significant, with unemployment still higher than 6% at year end. However, with monetary and fiscal policy in place and a clear commitment to support the economy for as long as it would take, the path to the other side of the pandemic became clearer.

We viewed 2020 from the prism of different market regimes, each of which called for a distinct approach to managing risk. Entering the year, because compensation for risk was poor, we cut back on the Series’ risk exposure and built a capital reserve to spend as opportunities arose. The year became a litmus test for managing risk, and we believe our agile approach to risk management was critical in helping the Series significantly outperform its benchmark for the 12-month period.

With the Series’ capital reserve in hand, we looked for investment opportunities created by market dislocations in the initial phase of the pandemic. We focused on issuers that we assessed would more likely survive the pandemic. Accordingly, we began to spend the Series’ liquid capital reserve, initially selecting high-quality investment grade issuers, including JP Morgan Chase & Co. and Bank of America Corp., which we felt offered attractive compensation for the underlying risk.

As visibility gradually increased, we expanded our search for opportunities to traditionally higher-beta (more volatile) parts of the market, including areas within high yield and emerging markets that had experienced dislocations. We added to issuers that we felt were the strongest within COVID-19-sensitive areas, such as Delta Air Lines Inc. We viewed Delta as well positioned to survive the pandemic while offering historically high yields. In emerging markets, we sought issuers that had benefited from government support and could benefit from pandemic-related outcomes, such as a construction company in Indonesia. For the rest of the year, we continued to assess opportunities on a bond-by-bond basis.

While security selection overall was additive, some individual securities did suffer amid the significant uncertainty. Among emerging market bonds, the Series had exposure to Aerovias de Mexico SA de CV, which filed for voluntary Chapter 11 restructuring in the second quarter of 2020. It was hurt as coronavirus-related travel restrictions and fear of the virus drove down passenger volumes significantly. However, the Series participated in financing after the Chapter 11 filing, and the Series maintains exposure to the name from a secured position.

In summary, investment grade, high yield, and emerging market bonds added the most value in both our sector allocation to these areas and our security selection within them. Overall, the Series’ positioning also benefited from two other meaningful new strategies. Early in the year, we added duration to help mitigate risk, assuming that a high degree of uncertainty was likely to result in a dramatic decline in interest rates as the Fed intervened. That willingness to dynamically manage interest rate risk paid off.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Diversified Income Series

Additionally, before the pandemic manifested itself, inflationary expectations began to decline dramatically. Because we felt that investors were starting to overprice inflation, we added some exposure to Treasury inflation-protected securities (TIPS). As time passed and investors began to price in higher inflation, the Series’ allocation to TIPS contributed to returns.

There were few detractors from the Series’ benchmark-relative returns for the fiscal year. An underweight to mortgage-backed securities (MBS) detracted marginally; however, the Series’ was better compensated within investment grade bonds. The Series’ allocation to bank loans, which remained static throughout the year, moderately detracted from returns.

Early on, we focused on areas within investment grade, in particular those higher-quality issuers in whose business models we had greater confidence. By summer, as visibility improved, we also added exposure to the higher yielding areas of the fixed income market, such as emerging markets debt, where we increased the Series’ allocation from approximately 7% to 11%, and high yield bonds, which we increased from 4% to 11% by fiscal year end.

As we enter 2021, COVID-19 vaccines’ high efficacy and their production and distribution have redefined the outlook for the pandemic and the global economy. Nonetheless, the near-term reality is that the virus is still raging, and mutations could make the virus more resistant to vaccines. On the political front, Democrats control both houses of Congress and the White House, increasing the possibility of additional fiscal stimulus, which would support an economic recovery.

Consistent with our outlook, we have already cut back on some credit allocations, including utilities and senior financials, and replaced them with agency MBS, in particular. We have retained exposure to the reflationary theme, including airlines and certain consumer goods, and we continue to search for areas where we believe there is potential to capture yield without altering the Series’ risk exposure.

Finally, from a risk perspective, the Series remains driven by a fundamental, bond-by-bond investment approach. Our goal is to construct the Series’ portfolio comprising issuers that have a business model, liquidity, and adequate debt leverage profile with the potential to perform well regardless of the degree of volatility we may experience.

The Series used derivatives during the fiscal year, primarily for risk management purposes, including the use of interest rate futures to manage yield-curve risk and broader portfolio risks. The Series used currency forwards to hedge non-US-dollar risk back to US dollars. The Series also used foreign exchange (FX) forwards to gain access to a given currency, though we generally do this more directly through the bond market. The Series also used credit default swaps to manage credit risk. Overall, these derivatives had a positive effect that was generally not material to the Series’ performance.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Diversified Income Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
May 16, 2003)	+11.04%	+6.27%	+5.51%	+4.37%	+5.68%
Service Class shares (commenced operations on
May 16, 2003)	+10.69%	+5.99%	+5.22%	+4.10%	+5.41%
Bloomberg Barclays US Aggregate Index	+7.51%	+5.34%	+4.44%	+3.84%	—

Returns reflect the reinvestment of all distributions. Please see page 5 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.90%, while total operating expenses for Standard Class and Service Class shares were 0.60% and 0.90%, respectively. The management fee for Standard Class and Service Class shares was 0.58%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.60% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table on the previous page and in the Performance of a $10,000 Investment graph below.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Diversified Income Series

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

If and when the Series invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.
____________________

*	The aggregate contractual waiver period covering this report is from May 1, 2019 through April 30, 2021.

Performance of a $10,000 Investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
Delaware VIP Diversified Income Series — Standard Class shares	$10,000	$15,337
Bloomberg Barclays US Aggregate Index	$10,000	$14,576

The graph shows a $10,000 investment in the Delaware VIP Diversified Income Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the Bloomberg Barclays US Aggregate Index for the period from December 31, 2010 through December 31, 2020. The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,050.00	0.60%	$3.09
Service Class	1,000.00	1,049.40	0.90%	4.64
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,022.12	0.60%	$3.05
Service Class	1,000.00	1,020.61	0.90%	4.57

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Security type / sector allocation
Delaware VIP® Trust — Delaware VIP Diversified Income Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Agency Asset-Backed Security	0.00%
Agency Collateralized Mortgage Obligations	1.73%
Agency Commercial Mortgage-Backed
Securities	0.71%
Agency Mortgage-Backed Securities	15.16%
Collateralized Debt Obligations	1.76%
Corporate Bonds	46.40%
Banking	8.04%
Banks	0.15%
Basic Industry	4.40%
Brokerage	0.46%
Capital Goods	2.28%
Communications	7.58%
Consumer Cyclical	2.68%
Consumer Non-Cyclical	4.74%
Electric	3.61%
Energy	6.49%
Finance Companies	1.20%
Insurance	0.89%
Natural Gas	0.12%
Real Estate Investment Trusts	0.47%
Technology	1.30%
Transportation	1.53%
Utilities	0.46%
Municipal Bonds	0.02%
Non-Agency Asset-Backed Securities	1.16%
Non-Agency Collateralized Mortgage
Obligations	1.90%
Non-Agency Commercial Mortgage-Backed
Securities	7.67%
Loan Agreements	4.76%
Sovereign Bonds	2.59%
Supranational Banks	0.06%
US Treasury Obligations	13.47%
Common Stock	0.00%
Preferred Stock	0.01%
Short-Term Investments	5.92%
Total Value of Securities	103.32%
Liabilities Net of Receivables and Other
Assets	(3.32%)
Total Net Assets	100.00%

Schedule of investments
Delaware VIP® Trust — Delaware VIP Diversified Income Series

December 31, 2020

	Principal
	amount°	Value (US $)
Agency Asset-Backed Security — 0.00%
Fannie Mae REMIC Trust
Series 2002-
W11 AV1 0.446%
(LIBOR01M + 0.34%,
Floor 0.34%)
11/25/32 ●	568	$556
Total Agency Asset-Backed Security
(cost $568)		556

Agency Collateralized Mortgage Obligations — 1.73%
Fannie Mae Connecticut
Avenue Securities
Series 2017-
C03 1M2 3.148%
(LIBOR01M + 3.00%)
10/25/29 ●	2,728,803	2,759,262
Series 2017-
C04 2M2 2.998%
(LIBOR01M + 2.85%)
11/25/29 ●	854,535	859,924
Series 2018-
C01 1M2 2.398%
(LIBOR01M + 2.25%,
Floor 2.25%) 7/25/30 ●	1,822,446	1,813,302
Series 2018-
C02 2M2 2.348%
(LIBOR01M + 2.20%,
Floor 2.20%) 8/25/30 ●	998,664	992,324
Series 2018-
C03 1M2 2.298%
(LIBOR01M + 2.15%,
Floor 2.15%)
10/25/30 ●	1,294,042	1,291,578
Series 2018-
C05 1M2 2.498%
(LIBOR01M + 2.35%,
Floor 2.35%) 1/25/31 ●	1,019,496	1,020,791
Fannie Mae Grantor Trust
Series 1999-
T2 A1 7.50% 1/19/39 ●	209	228
Series 2004-
T1 1A2 6.50% 1/25/44	2,977	3,507
Fannie Mae REMIC Trust
Series 2002-
W6 2A1 7.00%
6/25/42 ●	10,012	11,401
Series 2004-
W11 1A2 6.50%
5/25/44	16,404	19,445
Fannie Mae REMICs
Series 2010-116 Z
4.00% 10/25/40	14,380	15,948
Fannie Mae REMICs
Series 2013-44 Z 3.00%
5/25/43	89,524	89,302
Series 2017-40 GZ
3.50% 5/25/47	918,469	1,011,648
Series 2017-77 HZ
3.50% 10/25/47	1,312,976	1,384,967
Series 2017-94 CZ
3.50% 11/25/47	823,250	884,884
Freddie Mac REMICs
Series 4676 KZ 2.50%
7/15/45	887,675	929,517
Freddie Mac Structured
Agency Credit Risk Debt
Notes
Series 2017-
DNA1 M2 3.398%
(LIBOR01M + 3.25%,
Floor 3.25%) 7/25/29 ●	2,162,970	2,214,241
Series 2017-
DNA3 M2 2.648%
(LIBOR01M + 2.50%)
3/25/30 ●	6,530,000	6,619,199
Series 2017-
HQA2 M2AS 1.198%
(LIBOR01M + 1.05%)
12/25/29 ●	598,975	603,624
Series 2018-
HQA1 M2 2.448%
(LIBOR01M + 2.30%)
9/25/30 ●	1,578,477	1,572,476
Freddie Mac Structured
Agency Credit Risk
REMIC Trust
Series 2019-
DNA4 M2 144A
2.098% (LIBOR01M +
1.95%) 10/25/49 #, ●	2,939,267	2,934,604
Series 2019-
HQA4 M2 144A
2.198% (LIBOR01M +
2.05%) 11/25/49 #, ●	3,570,346	3,559,818
Series 2020-
DNA2 M1 144A
0.898% (LIBOR01M +
0.75%, Floor 0.75%)
2/25/50 #, ●	1,518,225	1,519,679
Series 2020-
DNA2 M2 144A
1.998% (LIBOR01M +
1.85%, Floor 1.85%)
2/25/50 #, ●	1,700,000	1,689,568

	Principal
	amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac Structured
Agency Credit Risk
REMIC Trust
Series 2020-
DNA6 M2 144A
2.077% (SOFR +
2.00%) 12/25/50 #, ●	6,500,000	$6,489,933
Series 2020-
HQA2 M1 144A
1.248% (LIBOR01M +
1.10%) 3/25/50 #, ●	2,847,762	2,849,560
Freddie Mac Structured
Agency Credit Risk Trust
Series 2018-
HQA2 M1 144A
0.898% (LIBOR01M +
0.75%) 10/25/48 #, ●	463,715	463,715
Freddie Mac Structured
Pass Through
Certificates
Series T-54 2A 6.50%
2/25/43 ◆	8,211	10,003
Series T-58 2A 6.50%
9/25/43 ◆	2,567	2,984
GNMA
Series 2013-113 LY
3.00% 5/20/43	378,000	409,790
Series 2017-130 YJ
2.50% 8/20/47	665,000	719,717
Series 2017-34 DY
3.50% 3/20/47	2,067,000	2,293,667
Series 2018-34 TY
3.50% 3/20/48	476,000	510,160
Total Agency Collateralized Mortgage
Obligations
(cost $45,665,477)		47,550,766

Agency Commercial Mortgage-Backed Securities — 0.71%
Freddie Mac Multifamily
Structured Pass Through
Certificates
Series X3FX A2FX
3.00% 6/25/27 ◆	2,545,000	2,800,430
FREMF Mortgage Trust
Series 2011-K15 B
144A 4.965%
8/25/44 #, ●	195,000	198,801
Series 2012-K18 B
144A 4.224%
1/25/45 #, ●	2,000,000	2,064,361
Series 2012-K22 B
144A 3.685%
8/25/45 #, ●	1,730,000	1,809,887
FREMF Mortgage Trust
Series 2013-K25 C
144A 3.619%
11/25/45 #, ●	1,500,000	1,557,401
Series 2013-K28 B
144A 3.49%
6/25/46 #, ●	2,400,000	2,523,385
Series 2014-K37 B
144A 4.56%
1/25/47 #, ●	1,500,000	1,653,021
Series 2014-K717 B
144A 3.63%
11/25/47 #, ●	3,205,000	3,252,736
Series 2014-K717 C
144A 3.63%
11/25/47 #, ●	1,055,000	1,066,942
Series 2016-K53 B
144A 4.021%
3/25/49 #, ●	530,000	585,963
Series 2016-K722 B
144A 3.845%
7/25/49 #, ●	580,000	614,618
Series 2017-K71 B
144A 3.753%
11/25/50 #, ●	1,175,000	1,302,067
Total Agency Commercial Mortgage-
Backed Securities
(cost $18,567,966)		19,429,612

Agency Mortgage-Backed Securities — 15.16%
Fannie Mae S.F. 30 yr
2.00% 11/1/50	8,829,401	9,196,188
2.00% 1/1/51	3,005,000	3,125,345
2.50% 11/1/50	20,285,869	21,412,620
3.00% 10/1/46	11,439,907	12,244,867
3.00% 4/1/47	1,369,046	1,441,852
3.00% 11/1/48	3,999,125	4,192,811
3.00% 10/1/49	6,581,559	6,914,048
3.00% 12/1/49	17,948,799	19,201,069
3.00% 3/1/50	4,469,412	4,718,882
3.00% 7/1/50	8,263,417	8,672,276
3.50% 7/1/47	6,385,130	6,914,968
3.50% 2/1/48	4,382,673	4,761,350
3.50% 3/1/48	2,589,254	2,739,535
3.50% 7/1/48	926,990	980,518
3.50% 11/1/48	4,868,765	5,142,718
3.50% 11/1/49	2,975,234	3,142,624
3.50% 1/1/50	9,772,273	10,323,733
3.50% 3/1/50	4,269,799	4,600,456
4.00% 4/1/47	1,860,004	2,051,252
4.00% 6/1/48	6,242,446	6,857,656

Schedule of investments
Delaware VIP® Trust — Delaware VIP Diversified Income Series

	Principal
	amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
4.00% 9/1/48	560,048	$605,962
4.00% 10/1/48	8,335,224	9,179,054
4.00% 6/1/49	2,162,807	2,367,983
4.50% 6/1/40	464,220	513,561
4.50% 7/1/40	586,056	639,858
4.50% 2/1/41	2,109,013	2,356,992
4.50% 8/1/41	1,422,808	1,611,505
4.50% 10/1/45	2,102,728	2,347,964
4.50% 5/1/46	736,710	823,288
4.50% 4/1/48	618,899	693,911
4.50% 12/1/48	164,196	178,047
4.50% 1/1/49	12,508,735	13,842,761
4.50% 1/1/50	3,558,756	3,887,108
5.00% 7/1/47	1,424,277	1,653,873
5.00% 7/1/49	3,833,939	4,295,600
5.50% 5/1/44	14,847,750	17,426,623
6.00% 6/1/41	3,298,773	3,961,922
6.00% 7/1/41	16,811,966	20,269,897
6.00% 1/1/42	2,793,128	3,331,784
Fannie Mae S.F. 30 yr TBA
2.00% 1/1/50	53,486,000	55,552,245
2.50% 1/1/50	52,756,000	55,603,932
Freddie Mac S.F. 30 yr
2.50% 11/1/50	12,507,111	13,211,891
3.00% 11/1/49	9,636,724	10,114,031
3.00% 12/1/49	3,275,498	3,464,693
3.00% 1/1/50	2,378,175	2,531,222
3.50% 11/1/48	5,074,940	5,545,075
4.00% 12/1/45	2,514,363	2,784,344
4.00% 7/1/47	724,700	778,421
4.00% 10/1/47	6,411,386	6,872,881
4.50% 7/1/45	4,217,128	4,729,356
4.50% 1/1/49	2,366,917	2,630,729
4.50% 3/1/49	838,845	915,862
4.50% 4/1/49	3,378,324	3,711,948
4.50% 8/1/49	6,407,591	7,110,190
5.50% 6/1/41	2,850,287	3,351,446
5.50% 9/1/41	5,173,728	6,081,072
GNMA I S.F. 30 yr
3.00% 3/15/50	2,690,506	2,824,006
GNMA II S.F. 30 yr
5.50% 5/20/37	176,209	204,018
Total Agency Mortgage-Backed
Securities
(cost $406,038,896)		416,639,823

Collateralized Debt Obligations — 1.76%
Apex Credit CLO
Series 2017-1A
A1 144A 1.685%
(LIBOR03M + 1.47%,
Floor 1.47%)
4/24/29 #, ●	3,334,905	3,330,857
Series 2018-1A
A2 144A 1.245%
(LIBOR03M + 1.03%)
4/25/31 #, ●	6,200,000	6,019,524
Atlas Senior Loan Fund X
Series 2018-10A A
144A 1.327%
(LIBOR03M + 1.09%)
1/15/31 #, ●	3,339,487	3,316,915
CFIP CLO
Series 2017-1A A 144A
1.438% (LIBOR03M +
1.22%) 1/18/30 #, ●	6,300,000	6,303,616
Galaxy XXI CLO
Series 2015-21A AR
144A 1.238%
(LIBOR03M + 1.02%)
4/20/31 #, ●	3,000,000	2,970,918
KKR Financial CLO
Series 2013-1A A1R
144A 1.527%
(LIBOR03M + 1.29%)
4/15/29 #, ●	3,000,000	2,997,105
Man GLG US CLO
Series 2018-1A A1R
144A 1.358%
(LIBOR03M + 1.14%)
4/22/30 #, ●	8,200,000	8,081,412
Mariner CLO 5
Series 2018-5A A 144A
1.325% (LIBOR03M +
1.11%, Floor 1.11%)
4/25/31 #, ●	4,600,000	4,587,755
Midocean Credit CLO IX
Series 2018-9A
A1 144A 1.368%
(LIBOR03M + 1.15%,
Floor 1.15%)
7/20/31 #, ●	3,000,000	2,984,757
Midocean Credit CLO VIII
Series 2018-8A
A1 144A 1.374%
(LIBOR03M + 1.15%)
2/20/31 #, ●	3,000,000	2,987,982
Saranac CLO VII
Series 2014-2A A1AR
144A 1.454%
(LIBOR03M + 1.23%)
11/20/29 #, ●	2,951,849	2,934,932

	Principal
	amount°	Value (US $)
Collateralized Debt Obligations (continued)
Steele Creek CLO
Series 2017-1A A 144A
1.487% (LIBOR03M +
1.25%) 10/15/30 #, ●	2,000,000	$1,997,498
Total Collateralized Debt Obligations
(cost $48,929,073)		48,513,271

Corporate Bonds — 46.40%
Banking — 8.04%
Akbank T.A.S. 144A 6.80%
2/6/26 #	1,135,000	1,204,802
Banco Continental 144A
2.75% 12/10/25 #	1,695,000	1,690,762
Banco de Credito del Peru
144A 2.70% 1/11/25 #	1,500,000	1,567,890
Banco del Estado de Chile
144A 2.704% 1/9/25 #	530,000	560,812
Banco Mercantil del Norte
144A 8.375% #, µ, ψ	880,000	1,051,829
Banco Nacional de Panama
144A 2.50% 8/11/30 #	1,130,000	1,132,825
Banco Santander Mexico
144A 5.95%
10/1/28 #, µ	660,000	725,588
Bancolombia 3.00%
1/29/25	1,215,000	1,264,754
Bangkok Bank 144A
3.733% 9/25/34 #, µ	735,000	766,711
Banistmo 144A 4.25%
7/31/27 #	1,460,000	1,570,376
Bank Leumi Le-Israel 144A
3.275% 1/29/31 #, µ	4,375,000	4,523,750
Bank of America
1.898% 7/23/31 µ	5,600,000	5,659,559
1.922% 10/24/31 µ	2,140,000	2,168,938
2.676% 6/19/41 µ	8,655,000	9,031,269
2.831% 10/24/51 µ	720,000	751,053
Bank of China 144A
5.00% 11/13/24 #	1,120,000	1,258,369
Bank of Georgia 144A
6.00% 7/26/23 #	1,360,000	1,445,000
Bank of Montreal 1.85%
5/1/25	65,000	68,268
Bank of New York Mellon
4.70% µ, ψ	4,870,000	5,382,811
Barclays 5.20% 5/12/26	5,663,000	6,608,551
BBVA Bancomer
144A 1.875%
9/18/25 #	785,000	793,831
144A 5.125%
1/18/33 #, µ	590,000	636,610
144A 6.75% 9/30/22 #	610,000	660,020
BBVA USA
2.875% 6/29/22	3,505,000	3,633,385
3.875% 4/10/25	2,530,000	2,838,243
BDO Unibank 2.125%
1/13/26	1,465,000	1,510,589
BOC Aviation 144A
2.625% 9/17/30 #	1,075,000	1,088,481
Citizens Financial Group
5.65% µ, ψ	2,015,000	2,267,278
Credit Suisse Group
144A 2.593%
9/11/25 #, µ	3,660,000	3,852,702
144A 4.194% 4/1/31 #,
µ	3,035,000	3,572,175
144A 4.50% #, µ, ψ	1,565,000	1,576,581
144A 5.25% #, µ, ψ	1,670,000	1,770,200
144A 6.25% #, µ, ψ	8,870,000	9,728,731
144A 7.25% #, µ, ψ	2,585,000	2,910,525
DBS Group Holdings 144A
4.52% 12/11/28 #, µ	1,175,000	1,286,865
Deutsche Bank
2.222% 9/18/24 µ	2,670,000	2,748,344
3.547% 9/18/31 µ	5,030,000	5,466,021
Development Bank of
Mongolia 144A 7.25%
10/23/23 #	1,520,000	1,631,856
Emirates NBD Bank
2.625% 2/18/25	930,000	981,615
Fifth Third Bancorp
2.55% 5/5/27	3,205,000	3,491,709
3.65% 1/25/24	820,000	894,700
3.95% 3/14/28	2,985,000	3,510,104
ICICI Bank 144A 4.00%
3/18/26 #	1,180,000	1,289,280
JPMorgan Chase & Co.
2.522% 4/22/31 µ	2,905,000	3,124,643
3.109% 4/22/41 µ	1,290,000	1,444,107
3.109% 4/22/51 µ	1,935,000	2,154,575
3.702% 5/6/30 µ	230,000	266,874
4.023% 12/5/24 µ	8,915,000	9,824,389
4.60% µ, ψ	2,405,000	2,486,169
5.00% µ, ψ	2,495,000	2,626,962
Morgan Stanley
1.794% 2/13/32 µ	175,000	176,138
2.188% 4/28/26 µ	6,680,000	7,060,120
5.00% 11/24/25	6,125,000	7,332,057
Natwest Group 8.625%
µ, ψ	6,095,000	6,339,592
PNC Bank
2.70% 11/1/22	490,000	510,641
4.05% 7/26/28	4,705,000	5,576,500

Schedule of investments
Delaware VIP® Trust — Delaware VIP Diversified Income Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
PNC Financial Services
Group 2.60% 7/23/26	5,655,000	$6,211,424
Popular 6.125% 9/14/23	680,000	736,879
QNB Finance
2.625% 5/12/25	1,410,000	1,487,738
3.50% 3/28/24	1,175,000	1,262,957
Shinhan Financial Group
144A 3.34%
2/5/30 #, µ	890,000	945,334
Truist Bank
2.25% 3/11/30	4,195,000	4,404,156
2.636% 9/17/29 µ	10,165,000	10,758,104
Truist Financial 4.95%
µ, ψ	2,750,000	3,031,902
UBS Group
144A 1.364%
1/30/27 #, µ	760,000	768,892
144A 4.125%
9/24/25 #	5,765,000	6,607,053
6.875% µ, ψ	5,110,000	5,170,783
7.125% µ, ψ	785,000	809,531
US Bancorp
1.45% 5/12/25	2,975,000	3,090,045
3.10% 4/27/26	195,000	217,289
3.375% 2/5/24	4,245,000	4,623,267
3.60% 9/11/24	2,640,000	2,921,087
3.95% 11/17/25	4,130,000	4,772,712
US Bank 3.40% 7/24/23	2,360,000	2,536,403
USB Capital IX 3.50%
(LIBOR03M + 1.02%)
ψ, ●	2,470,000	2,432,950
Wells Fargo & Co. 3.068%
4/30/41 µ	1,325,000	1,443,506
Woori Bank 144A 4.75%
4/30/24 #	1,250,000	1,393,576
		221,122,117
Banks — 0.15%
Morgan Stanley 1.433%
LIBOR03M + 1.22%
5/8/24 ●	3,945,000	4,022,445
		4,022,445
Basic Industry — 4.40%
AngloGold Ashanti
Holdings 3.75%
10/1/30	1,105,000	1,189,495
Avient 144A 5.75%
5/15/25 #	3,214,000	3,418,892
Bioceanico Sovereign
Certificate 144A
2.884% 6/5/34 #, ^	1,421,989	1,095,643
Chemours 7.00% 5/15/25	2,306,000	2,392,636
Corp Nacional del Cobre
de Chile
144A 3.15% 1/14/30 #	5,270,000	5,756,764
144A 4.25% 7/17/42 #	200,000	234,570
CSN Inova Ventures 144A
6.75% 1/28/28 #	640,000	693,760
CSN Islands XII 144A
7.00% #, ψ	545,000	541,417
Equate Petrochemical
144A 4.25% 11/3/26 #	820,000	916,379
First Quantum Minerals
144A 6.875%
10/15/27 #	670,000	727,787
144A 7.50% 4/1/25 #	4,595,000	4,790,287
Freeport-McMoRan
4.125% 3/1/28	2,445,000	2,568,778
4.25% 3/1/30	2,451,000	2,643,256
4.625% 8/1/30	1,345,000	1,478,525
5.45% 3/15/43	3,255,000	4,058,529
Fresnillo 144A 4.25%
10/2/50 #	700,000	769,825
Georgia-Pacific
144A 1.75% 9/30/25 #	1,770,000	1,851,382
144A 2.10% 4/30/27 #	1,405,000	1,484,024
144A 2.30% 4/30/30 #	3,765,000	4,028,177
8.00% 1/15/24	5,305,000	6,477,598
Gold Fields Orogen
Holdings BVI 144A
6.125% 5/15/29 #	1,755,000	2,136,712
Hudbay Minerals
144A 6.125% 4/1/29 #	400,000	432,000
144A 7.625%
1/15/25 #	2,030,000	2,112,469
ICL Group 144A 6.375%
5/31/38 #	2,630,000	3,484,750
Indika Energy Capital IV
144A 8.25%
10/22/25 #	730,000	791,299
Inversiones CMPC 144A
4.75% 9/15/24 #	1,075,000	1,192,245
Klabin Austria 144A
7.00% 4/3/49 #	1,010,000	1,295,335
LYB International Finance
III 2.875% 5/1/25	5,939,000	6,478,107
Methanex 5.25%
12/15/29	5,515,000	5,987,056
Metinvest
144A 7.65% 10/1/27 #	623,000	683,742
144A 8.50% 4/23/26 #	695,000	783,612
Minera Mexico 144A
4.50% 1/26/50 #	1,445,000	1,674,769

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
Newmont
2.25% 10/1/30	5,170,000	$5,447,271
2.80% 10/1/29	7,585,000	8,291,242
Nutrition & Biosciences
144A 3.268%
11/15/40 #	6,330,000	6,802,468
OCP 144A 4.50%
10/22/25 #	1,614,000	1,762,083
Olin
5.00% 2/1/30	3,705,000	3,954,402
5.625% 8/1/29	1,415,000	1,538,820
Phosagro OAO via
Phosagro Bond Funding
DAC 144A 3.949%
4/24/23 #	705,000	739,982
PowerTeam Services 144A
9.033% 12/4/25 #	3,210,000	3,579,503
Sasol Financing USA
5.875% 3/27/24	6,295,000	6,705,749
Sociedad Quimica y Minera
de Chile 144A 3.625%
4/3/23 #	665,000	700,016
Syngenta Finance
144A 3.933%
4/23/21 #	1,615,000	1,625,933
144A 4.441%
4/24/23 #	960,000	1,008,039
Vale Overseas 3.75%
7/8/30	3,180,000	3,540,962
Vedanta Resources Finance
II
144A 9.25% 4/23/26 #	960,000	729,600
144A 13.875%
1/21/24 #	440,000	465,685
		121,061,575
Brokerage — 0.46%
Banco BTG Pactual 144A
4.50% 1/10/25 #	970,000	1,037,909
Charles Schwab
4.00% µ, ψ	1,570,000	1,660,275
5.375% µ, ψ	4,755,000	5,307,769
Jefferies Group
4.15% 1/23/30	2,135,000	2,492,012
6.45% 6/8/27	893,000	1,133,277
6.50% 1/20/43	750,000	1,031,593
		12,662,835
Capital Goods — 2.28%
ARD Finance PIK 144A
6.50% 6/30/27 #, >	2,220,000	2,372,625
Ashtead Capital 144A
5.25% 8/1/26 #	885,000	939,206
Boise Cascade 144A
4.875% 7/1/30 #	3,411,000	3,698,803
Bombardier 144A 6.00%
10/15/22 #	685,000	674,143
Caterpillar 2.60% 4/9/30	50,000	55,155
Cemex 144A 7.375%
6/5/27 #	1,020,000	1,162,035
Covanta Holding 5.00%
9/1/30	1,115,000	1,194,374
General Electric
3.45% 5/1/27	1,490,000	1,682,759
3.625% 5/1/30	2,435,000	2,784,751
4.35% 5/1/50	4,675,000	5,685,754
GFL Environmental 144A
3.75% 8/1/25 #	1,365,000	1,394,859
Grupo Cementos de
Chihuahua 144A 5.25%
6/23/24 #	855,000	888,050
HTA Group 144A 7.00%
12/18/25 #	1,395,000	1,509,251
Hutama Karya Persero
144A 3.75% 5/11/30 #	4,760,000	5,338,344
L3Harris Technologies
2.90% 12/15/29	2,905,000	3,214,262
3.85% 6/15/23	1,425,000	1,539,994
Mauser Packaging
Solutions Holding 144A
5.50% 4/15/24 #	4,995,000	5,100,844
Otis Worldwide
3.112% 2/15/40	2,354,000	2,565,110
3.362% 2/15/50	406,000	470,583
Reynolds Group Issuer
144A 4.00%
10/15/27 #	5,165,000	5,300,581
Standard Industries
144A 3.375%
1/15/31 #	2,045,000	2,057,781
144A 5.00% 2/15/27 #	609,000	637,547
TransDigm
5.50% 11/15/27	2,235,000	2,353,008
144A 6.25% 3/15/26 #	1,583,000	1,687,882
Turkiye Sise ve Cam
Fabrikalari 144A 6.95%
3/14/26 #	1,065,000	1,187,475
United Rentals North
America 3.875%
2/15/31	3,160,000	3,320,923
WESCO Distribution 144A
7.25% 6/15/28 #	3,310,000	3,769,080
		62,585,179

Schedule of investments
Delaware VIP® Trust — Delaware VIP Diversified Income Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Communications — 7.58%
Altice Financing 144A
5.00% 1/15/28 #	3,540,000	$3,631,863
Altice France Holding
144A 6.00% 2/15/28 #	2,400,000	2,435,004
144A 10.50%
5/15/27 #	3,665,000	4,120,834
Amazon.com
1.20% 6/3/27	1,155,000	1,179,632
1.50% 6/3/30	1,865,000	1,895,599
2.50% 6/3/50	1,230,000	1,276,281
American Tower 1.875%
10/15/30	3,255,000	3,285,772
AT&T
3.10% 2/1/43	1,540,000	1,562,475
3.50% 6/1/41	3,991,000	4,309,108
144A 3.50% 9/15/53 #	1,710,000	1,710,094
3.65% 6/1/51	1,635,000	1,712,079
B2W Digital 144A 4.375%
12/20/30 #	1,370,000	1,419,663
C&W Senior Financing
144A 7.50%
10/15/26 #	2,705,000	2,885,626
Charter Communications
Operating
3.70% 4/1/51	4,060,000	4,224,005
4.464% 7/23/22	5,555,000	5,857,745
4.80% 3/1/50	1,635,000	1,954,109
4.908% 7/23/25	760,000	883,529
5.05% 3/30/29	5,770,000	7,017,116
Clear Channel Worldwide
Holdings 9.25%
2/15/24	1,780,000	1,806,887
Comcast
3.20% 7/15/36	3,455,000	3,930,465
3.70% 4/15/24	7,050,000	7,758,873
3.75% 4/1/40	835,000	1,006,099
Connect Finco 144A
6.75% 10/1/26 #	3,520,000	3,796,566
Crown Castle International
3.80% 2/15/28	5,075,000	5,853,855
4.30% 2/15/29	2,155,000	2,559,974
5.25% 1/15/23	2,190,000	2,396,984
CSC Holdings
144A 3.375%
2/15/31 #	1,370,000	1,346,025
144A 4.625%
12/1/30 #	1,680,000	1,755,827
Digicel Group 0.5 PIK
10.00% 4/1/24 *	745,187	668,805
Discovery Communications
4.125% 5/15/29	11,195,000	13,080,023
5.20% 9/20/47	2,760,000	3,595,493
Frontier Communications
144A 5.875%
10/15/27 #	2,305,000	2,496,603
Gray Television 144A
4.75% 10/15/30 #	885,000	899,934
IHS Netherlands Holdco
144A 7.125%
3/18/25 #	1,275,000	1,341,938
Level 3 Financing 144A
3.625% 1/15/29 #	2,200,000	2,198,625
Meituan 144A 3.05%
10/28/30 #	1,450,000	1,508,870
Millicom International
Cellular 144A 4.50%
4/27/31 #	760,000	821,750
Nexstar Broadcasting 144A
4.75% 11/1/28 #	3,840,000	4,024,800
Ooredoo International
Finance 144A 5.00%
10/19/25 #	605,000	706,909
Prosus 144A 3.832%
2/8/51 #	1,150,000	1,129,578
Sable International Finance
144A 5.75% 9/7/27 #	545,000	581,684
Sprint Spectrum 144A
4.738% 3/20/25 #	2,130,000	2,313,638
Telefonica Celular del
Paraguay 144A 5.875%
4/15/27 #	870,000	928,073
Terrier Media Buyer 144A
8.875% 12/15/27 #	4,411,000	4,871,398
Time Warner Cable 7.30%
7/1/38	5,775,000	8,568,129
Time Warner Entertainment
8.375% 3/15/23	2,495,000	2,917,982
T-Mobile USA
144A 1.50% 2/15/26 #	1,520,000	1,559,132
144A 2.55% 2/15/31 #	1,070,000	1,124,912
144A 3.00% 2/15/41 #	2,650,000	2,752,277
144A 3.50% 4/15/25 #	1,750,000	1,935,465
144A 3.75% 4/15/27 #	2,405,000	2,741,219
144A 3.875%
4/15/30 #	6,025,000	6,984,542
6.50% 1/15/26	1,110,000	1,150,238
Turk Telekomunikasyon
144A 6.875%
2/28/25 #	1,720,000	1,903,438

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Turkcell Iletisim Hizmetleri
144A 5.80% 4/11/28 #	1,300,000	$1,385,415
VEON Holdings 144A
4.00% 4/9/25 #	1,482,000	1,571,179
Verizon Communications
2.65% 11/20/40	655,000	662,456
4.00% 3/22/50	650,000	788,537
4.50% 8/10/33	12,400,000	15,638,093
ViacomCBS
4.375% 3/15/43	5,775,000	6,822,798
4.95% 1/15/31	4,620,000	5,792,687
Vmed O2 UK Financing I
144A 4.25% 1/31/31 #	3,560,000	3,645,938
Vodafone Group
4.25% 9/17/50	2,090,000	2,593,584
4.875% 6/19/49	8,605,000	11,504,602
Zayo Group Holdings 144A
6.125% 3/1/28 #	1,465,000	1,551,757
		208,334,590
Consumer Cyclical — 2.68%
Allison Transmission 144A
5.875% 6/1/29 #	2,445,000	2,711,175
Aramark Services 144A
5.00% 2/1/28 #	2,365,000	2,495,075
Boyd Gaming 4.75%
12/1/27	4,435,000	4,615,992
Caesars Entertainment
144A 6.25% 7/1/25 #	2,670,000	2,846,901
Carnival 144A 7.625%
3/1/26 #	3,339,000	3,644,068
Ford Motor Credit 4.542%
8/1/26	8,815,000	9,421,031
Future Retail 144A 5.60%
1/22/25 #	1,250,000	1,057,812
General Motors
5.00% 10/1/28	2,289,000	2,724,419
5.40% 10/2/23	1,300,000	1,456,503
6.125% 10/1/25	1,300,000	1,577,853
General Motors Financial
5.20% 3/20/23	2,455,000	2,692,868
5.25% 3/1/26	5,505,000	6,494,171
5.70% µ, ψ	2,175,000	2,403,375
Hyundai Capital America
144A 3.50% 11/2/26 #	955,000	1,056,213
JD.com 3.875% 4/29/26	980,000	1,097,243
JSM Global 144A 4.75%
10/20/30 #	2,755,000	2,970,262
Lowe’s
3.00% 10/15/50	2,875,000	3,076,919
4.05% 5/3/47	925,000	1,157,988
MGM China Holdings
144A 5.25% 6/18/25 #	1,055,000	1,099,521
MGM Resorts International
4.75% 10/15/28	2,290,000	2,458,876
Murphy Oil USA 5.625%
5/1/27	775,000	822,321
Prime Security Services
Borrower
144A 5.75% 4/15/26 #	185,000	202,806
144A 6.25% 1/15/28 #	4,610,000	4,955,750
Sands China
144A 3.80% 1/8/26 #	750,000	802,845
144A 4.375%
6/18/30 #	940,000	1,049,952
Scientific Games
International 144A
8.25% 3/15/26 #	2,875,000	3,103,002
Shimao Group Holdings
5.60% 7/15/26	1,315,000	1,442,599
Six Flags Entertainment
144A 4.875%
7/31/24 #	2,345,000	2,355,599
Wynn Macau 144A
5.625% 8/26/28 #	820,000	860,943
Yuzhou Group Holdings
7.70% 2/20/25	945,000	1,013,516
		73,667,598
Consumer Non-Cyclical — 4.74%
AbbVie
2.95% 11/21/26	5,100,000	5,645,969
4.05% 11/21/39	6,371,000	7,707,373
Anheuser-Busch InBev
Worldwide
4.15% 1/23/25	3,430,000	3,906,962
4.50% 6/1/50	4,090,000	5,155,405
Auna 144A 6.50%
11/20/25 #	1,280,000	1,360,512
BAT Capital 2.259%
3/25/28	2,835,000	2,945,421
BAT International Finance
1.668% 3/25/26	2,005,000	2,053,384
Bausch Health 144A
6.25% 2/15/29 #	6,130,000	6,667,540
Biogen 3.15% 5/1/50	5,985,000	6,212,246
Centene
3.375% 2/15/30	1,980,000	2,086,237
144A 5.375%
8/15/26 #	1,645,000	1,741,644

Schedule of investments
Delaware VIP® Trust — Delaware VIP Diversified Income Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Cigna
1.127% LIBOR03M +
0.89% 7/15/23 ●	1,770,000	$1,790,913
2.40% 3/15/30	1,360,000	1,450,452
3.20% 3/15/40	1,295,000	1,422,165
4.125% 11/15/25	3,899,000	4,492,234
CVS Health
1.875% 2/28/31	615,000	622,696
3.75% 4/1/30	1,535,000	1,787,548
4.30% 3/25/28	9,949,000	11,849,503
4.78% 3/25/38	2,055,000	2,596,294
5.05% 3/25/48	65,000	88,101
DP World 144A 5.625%
9/25/48 #	485,000	619,927
Encompass Health
4.50% 2/1/28	2,065,000	2,161,415
4.75% 2/1/30	1,053,000	1,129,806
5.75% 9/15/25	610,000	631,350
Energizer Holdings 144A
4.375% 3/31/29 #	2,299,000	2,384,109
Gilead Sciences 4.15%
3/1/47	6,535,000	7,983,209
HCA 7.58% 9/15/25	80,000	96,800
JBS Investments II 144A
5.75% 1/15/28 #	845,000	905,743
JBS USA LUX 144A 5.75%
6/15/25 #	1,015,000	1,050,525
Kernel Holding 144A
6.50% 10/17/24 #	855,000	909,506
MHP 144A 7.75%
5/10/24 #	965,000	1,063,305
New York and Presbyterian
Hospital 4.063%
8/1/56	1,630,000	2,137,185
Pilgrim’s Pride 144A
5.875% 9/30/27 #	3,182,000	3,455,207
Post Holdings
144A 4.625%
4/15/30 #	2,147,000	2,261,242
144A 5.75% 3/1/27 #	720,000	763,650
Primo Water Holdings
144A 5.50% 4/1/25 #	645,000	666,769
Rede D’or Finance 144A
4.50% 1/22/30 #	1,245,000	1,300,402
Regeneron
Pharmaceuticals 1.75%
9/15/30	1,555,000	1,533,080
Royalty Pharma
144A 1.20% 9/2/25 #	1,925,000	1,956,192
144A 1.75% 9/2/27 #	1,285,000	1,323,279
Takeda Pharmaceutical
2.05% 3/31/30	2,480,000	2,539,122
3.025% 7/9/40	1,845,000	1,947,897
3.175% 7/9/50	1,845,000	1,966,565
Tenet Healthcare
5.125% 5/1/25	3,982,000	4,064,587
144A 6.125%
10/1/28 #	2,760,000	2,885,663
Teva Pharmaceutical
Finance Netherlands III
6.75% 3/1/28	2,071,000	2,346,598
Ulker Biskuvi Sanayi 144A
6.95% 10/30/25 #	2,005,000	2,175,064
Universal Health Services
144A 5.00% 6/1/26 #	485,000	502,489
Viatris
144A 1.65% 6/22/25 #	595,000	615,518
144A 2.30% 6/22/27 #	495,000	527,547
144A 2.70% 6/22/30 #	3,640,000	3,863,552
144A 4.00% 6/22/50 #	845,000	968,152
		130,318,054
Electric — 3.61%
Adani Electricity Mumbai
144A 3.949%
2/12/30 #	980,000	1,041,946
AES Gener 144A 7.125%
3/26/79 #, µ	1,115,000	1,240,438
American Transmission
Systems 144A 5.25%
1/15/22 #	3,930,000	4,097,010
Calpine
144A 4.50% 2/15/28 #	896,000	933,184
144A 5.00% 2/1/31 #	2,905,000	3,040,082
144A 5.125%
3/15/28 #	855,000	900,644
CenterPoint Energy
3.85% 2/1/24	1,645,000	1,800,782
4.25% 11/1/28	5,198,000	6,160,305
Centrais Eletricas
Brasileiras
144A 3.625% 2/4/25 #	226,000	234,760
144A 4.625% 2/4/30 #	950,000	1,009,385
Cikarang Listrindo 144A
4.95% 9/14/26 #	1,190,000	1,243,550
CLP Power Hong Kong
Financing 2.875%
4/26/23	545,000	569,771

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Comision Federal de
Electricidad
144A 4.75% 2/23/27 #	2,366,000	$2,693,833
144A 4.875%
1/15/24 #	251,000	278,900
Duke Energy 4.875% µ, ψ	4,665,000	5,063,064
Duke Energy Indiana
3.25% 10/1/49	2,480,000	2,808,893
Engie Energia Chile 144A
4.50% 1/29/25 #	710,000	788,686
Entergy Arkansas 4.20%
4/1/49	1,930,000	2,498,710
Entergy Louisiana 4.95%
1/15/45	545,000	601,660
Entergy Mississippi 3.85%
6/1/49	3,060,000	3,724,074
Entergy Texas 3.55%
9/30/49	1,380,000	1,596,428
Evergy 4.85% 6/1/21	535,000	538,672
Evergy Kansas Central
3.45% 4/15/50	2,250,000	2,656,841
FirstEnergy Transmission
144A 4.55% 4/1/49 #	1,675,000	1,956,202
Israel Electric 144A 5.00%
11/12/24 #	1,110,000	1,256,748
Kallpa Generacion 144A
4.125% 8/16/27 #	1,894,000	2,043,626
Louisville Gas and Electric
4.25% 4/1/49	5,265,000	6,798,187
Mong Duong Finance
Holdings 144A 5.125%
5/7/29 #	1,897,000	1,997,093
National Rural Utilities
Cooperative Finance
4.75% 4/30/43 µ	1,090,000	1,149,078
Pacific Gas and Electric
2.10% 8/1/27	925,000	940,048
2.50% 2/1/31	1,365,000	1,368,449
3.30% 8/1/40	2,275,000	2,273,319
Perusahaan Listrik Negara
144A 4.125%
5/15/27 #	475,000	526,566
144A 5.25% 5/15/47 #	528,000	626,628
PG&E 5.25% 7/1/30	4,830,000	5,319,037
Saudi Electricity Global
Sukuk Co. 4 4.222%
1/27/24	1,135,000	1,237,998
Southern California Edison
3.65% 2/1/50	3,245,000	3,689,284
4.00% 4/1/47	1,745,000	2,049,764
4.875% 3/1/49	4,680,000	6,181,468
Southwestern Electric
Power 4.10% 9/15/28	8,995,000	10,579,762
Vistra Operations 144A
5.50% 9/1/26 #	3,547,000	3,701,117
		99,215,992
Energy — 6.49%
Abu Dhabi Crude Oil
Pipeline 144A 4.60%
11/2/47 #	780,000	971,911
BP Capital Markets
4.875% µ, ψ	4,840,000	5,412,088
CNX Resources 144A
6.00% 1/15/29 #	5,325,000	5,465,367
Crestwood Midstream
Partners 6.25% 4/1/23	1,030,000	1,034,506
Ecopetrol
5.375% 6/26/26	665,000	766,758
6.875% 4/29/30	605,000	781,962
Energy Transfer Operating
5.25% 4/15/29	3,485,000	4,069,849
6.25% 4/15/49	8,940,000	10,813,857
EnfraGen Energia Sur 144A
5.375% 12/30/30 #	3,640,000	3,785,600
Enterprise Products
Operating 3.20%
2/15/52	8,295,000	8,459,163
Equinor 1.75% 1/22/26	1,235,000	1,297,664
Galaxy Pipeline Assets
Bidco
144A 1.75% 9/30/27 #	2,630,000	2,676,065
144A 2.625%
3/31/36 #	3,945,000	4,102,631
Gazprom via Gaz Finance
144A 3.25% 2/25/30 #	1,055,000	1,092,957
Geopark
144A 5.50% 1/17/27 #	1,195,000	1,197,999
144A 6.50% 9/21/24 #	330,000	343,200
Greenko Solar Mauritius
144A 5.95% 7/29/26 #	1,185,000	1,285,822
India Green Energy
Holdings 144A 5.375%
4/29/24 #	760,000	805,255
KazMunayGas National
JSC 144A 6.375%
10/24/48 #	481,000	693,099
KazTransGas JSC 144A
4.375% 9/26/27 #	4,507,000	5,194,092
Lukoil Securities 144A
3.875% 5/6/30 #	4,025,000	4,359,598
Marathon Oil 4.40%
7/15/27	14,575,000	16,205,009

Schedule of investments
Delaware VIP® Trust — Delaware VIP Diversified Income Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
MPLX
1.75% 3/1/26	1,290,000	$1,335,688
2.65% 8/15/30	1,240,000	1,300,975
4.00% 3/15/28	720,000	828,563
4.125% 3/1/27	3,915,000	4,517,310
4.70% 4/15/48	1,420,000	1,686,760
5.50% 2/15/49	4,900,000	6,452,651
Murphy Oil 5.875%
12/1/27	4,950,000	4,880,403
Noble Energy 3.90%
11/15/24	2,320,000	2,588,963
NuStar Logistics
5.625% 4/28/27	420,000	448,272
6.375% 10/1/30	4,436,000	5,033,418
Oil and Gas Holding 144A
7.625% 11/7/24 #	404,000	454,157
Oleoducto Central 144A
4.00% 7/14/27 #	1,175,000	1,276,649
ONEOK 7.50% 9/1/23	5,305,000	6,142,543
PDC Energy 5.75%
5/15/26	2,280,000	2,358,375
Pertamina Persero 144A
3.65% 7/30/29 #	410,000	458,175
Petrobras Global Finance
5.093% 1/15/30	4,010,000	4,486,187
6.75% 6/3/50	880,000	1,094,500
Petroleos Mexicanos
5.95% 1/28/31	820,000	819,385
6.50% 3/13/27	244,000	257,405
6.50% 1/23/29	3,984,000	4,125,472
6.75% 9/21/47	576,000	540,924
Petronas Capital 144A
3.50% 4/21/30 #	500,000	575,727
Pioneer Natural Resources
1.90% 8/15/30	3,390,000	3,360,544
Precision Drilling 144A
7.125% 1/15/26 #	195,000	170,344
PTTEP Treasury Center
144A 2.587%
6/10/27 #	1,230,000	1,286,723
ReNew Power 144A
5.875% 3/5/27 #	390,000	414,609
Sabine Pass Liquefaction
5.625% 3/1/25	3,420,000	3,990,271
5.75% 5/15/24	5,868,000	6,710,817
Saudi Arabian Oil
144A 1.625%
11/24/25 #	580,000	594,620
144A 3.50%
11/24/70 #	935,000	946,644
144A 4.25% 4/16/39 #	1,280,000	1,503,930
Schlumberger Holdings
144A 4.30% 5/1/29 #	4,475,000	5,232,880
Sinopec Group Overseas
Development 2018
144A 2.50% 8/8/24 #	600,000	623,537
Southwestern Energy
7.75% 10/1/27	4,000,000	4,326,300
Targa Resources Partners
5.375% 2/1/27	3,105,000	3,268,587
Tengizchevroil Finance Co
International
144A 2.625%
8/15/25 #	4,536,000	4,727,855
144A 3.25% 8/15/30 #	1,670,000	1,771,827
Tennessee Gas Pipeline
144A 2.90% 3/1/30 #	3,528,000	3,778,086
Transportadora de Gas del
Sur 144A 6.75%
5/2/25 #	880,000	809,609
Tullow Oil 144A 7.00%
3/1/25 #	615,000	412,050
UEP Penonome II 144A
6.50% 10/1/38 #	1,025,000	1,070,377
YPF 144A 8.50%
6/27/29 #	1,245,000	913,830
		178,390,394
Finance Companies — 1.20%
AerCap Ireland Capital
DAC
3.65% 7/21/27	5,100,000	5,559,044
4.50% 9/15/23	860,000	932,949
4.625% 10/15/27	1,405,000	1,592,221
6.50% 7/15/25	2,870,000	3,432,994
Air Lease
2.875% 1/15/26	3,870,000	4,097,849
3.00% 2/1/30	5,465,000	5,616,156
3.375% 7/1/25	1,255,000	1,350,744
Ally Financial 5.75%
11/20/25	4,220,000	4,916,278
Bangkok Bank 144A
5.00% #, µ, ψ	800,000	838,440
DAE Sukuk DIFC 144A
3.75% 2/15/26 #	1,455,000	1,498,650
GE Capital Funding 144A
3.45% 5/15/25 #	2,975,000	3,285,526
		33,120,851
Insurance — 0.89%
AIA Group 144A 3.375%
4/7/30 #	705,000	792,920
AssuredPartners 144A
7.00% 8/15/25 #	1,859,000	1,932,551

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Insurance (continued)
Brighthouse Financial
5.625% 5/15/30	1,610,000	$1,990,203
GTCR AP Finance 144A
8.00% 5/15/27 #	798,000	868,583
HUB International 144A
7.00% 5/1/26 #	2,490,000	2,606,520
MetLife
3.85% µ, ψ	2,875,000	3,040,313
144A 9.25% 4/8/38 #	2,655,000	4,049,288
Prudential Financial
3.70% 3/13/51	3,275,000	3,973,890
5.375% 5/15/45 µ	2,755,000	3,001,983
USI 144A 6.875%
5/1/25 #	2,183,000	2,244,375
		24,500,626
Natural Gas — 0.12%
ENN Energy Holdings 144A
2.625% 9/17/30 #	1,120,000	1,127,078
NiSource 5.65% µ, ψ	2,080,000	2,139,800
		3,266,878
Real Estate Investment Trusts — 0.47%
American Tower Trust #1
144A 3.07% 3/15/23 #	3,070,000	3,135,514
Arabian Centres Sukuk
144A 5.375%
11/26/24 #	810,000	824,499
Corporate Office Properties
5.25% 2/15/24	739,000	817,337
CubeSmart
3.00% 2/15/30	3,415,000	3,738,134
3.125% 9/1/26	1,825,000	2,009,767
Goodman HK Finance
4.375% 6/19/24	1,010,000	1,098,594
Kaisa Group Holdings
9.375% 6/30/24	1,180,000	1,146,813
MGM Growth Properties
Operating Partnership
5.75% 2/1/27	265,000	297,710
		13,068,368
Technology — 1.30%
Black Knight InfoServ 144A
3.625% 9/1/28 #	2,164,000	2,218,100
CommScope Technologies
144A 5.00% 3/15/27 #	3,434,000	3,406,099
Equinix 5.375% 5/15/27	850,000	926,773
Gartner 144A 3.75%
10/1/30 #	2,300,000	2,417,875
Global Payments
2.65% 2/15/25	3,604,000	3,860,975
2.90% 5/15/30	1,124,000	1,223,127
3.20% 8/15/29	2,365,000	2,627,923
Iron Mountain
144A 4.50% 2/15/31 #	1,375,000	1,442,031
144A 5.25% 7/15/30 #	3,350,000	3,622,188
Microchip Technology
144A 4.25% 9/1/25 #	1,580,000	1,671,957
NXP
144A 2.70% 5/1/25 #	345,000	371,550
144A 3.40% 5/1/30 #	670,000	760,892
144A 4.30% 6/18/29 #	739,000	881,897
144A 4.875% 3/1/24 #	6,435,000	7,260,302
Tencent Holdings 144A
3.28% 4/11/24 #	1,305,000	1,391,336
Xilinx 2.375% 6/1/30	1,565,000	1,644,696
		35,727,721
Transportation — 1.53%
Aeropuertos Argentina
2000 PIK 144A 9.375%
2/1/27 #, *	1,378,118	1,198,963
Aerovias de Mexico 144A
7.00% 2/5/25 #, ‡	1,265,000	509,163
ASG Finance Designated
Activity 144A 7.875%
12/3/24 #	1,201,000	1,038,865
Azul Investments 144A
5.875% 10/26/24 #	1,495,000	1,400,830
Delta Air Lines
144A 7.00% 5/1/25 #	11,085,000	12,805,574
7.375% 1/15/26	3,314,000	3,788,005
Lima Metro Line 2 Finance
144A 4.35% 4/5/36 #	1,100,000	1,222,018
Mileage Plus Holdings
144A 6.50% 6/20/27 #	5,965,000	6,423,559
Rutas 2 and 7 Finance
144A 3.241%
9/30/36 #, ^	1,240,000	936,200
Southwest Airlines
5.125% 6/15/27	4,610,000	5,488,045
5.25% 5/4/25	4,585,000	5,313,286
Union Pacific 3.25%
2/5/50	1,605,000	1,829,789
		41,954,297

Schedule of investments
Delaware VIP® Trust — Delaware VIP Diversified Income Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Utilities — 0.46%
Essential Utilities
2.704% 4/15/30	1,345,000	$1,459,193
3.351% 4/15/50	1,315,000	1,462,638
Grupo Energia Bogota
144A 4.875%
5/15/30 #	5,050,000	5,952,687
Infraestructura Energetica
Nova
144A 3.75% 1/14/28 #	290,000	310,245
144A 4.875%
1/14/48 #	1,280,000	1,431,098
Sempra Energy 4.875%
µ, ψ	1,970,000	2,110,362
		12,726,223
Total Corporate Bonds
(cost $1,174,361,114)		1,275,745,743

Municipal Bonds — 0.02%
South Carolina Public
Service Authority
Series D 4.77% 12/1/45	340,000	455,043
Total Municipal Bonds
(cost $382,214)		455,043

Non-Agency Asset-Backed Securities — 1.16%
Citicorp Residential
Mortgage Trust
Series 2006-
3 A5 5.083%
11/25/36 ●	1,291,827	1,334,459
CNH Equipment Trust
Series 2019-B
A2 2.55% 9/15/22	680,799	681,859
Hardee’s Funding
Series 2018-1A A2II
144A 4.959%
6/20/48 #	1,221,875	1,302,971
HOA Funding
Series 2014-1A
A2 144A 4.846%
8/20/44 #	4,287,500	4,031,794
Mercedes-Benz Auto Lease
Trust
Series 2019-B
A2 2.01% 12/15/21	326,063	326,720
Series 2020-A
A2 1.82% 3/15/22	639,820	641,906
Mercedes-Benz Master
Owner Trust
Series 2019-AA A 144A
0.509% (LIBOR01M +
0.35%) 5/15/23 #, ●	5,675,000	5,680,817
Mercedes-Benz Master
Owner Trust
Series 2019-BA A 144A
2.61% 5/15/24 #	1,000,000	1,033,106
Nissan Master Owner Trust
Receivables
Series 2019-B A
0.589% (LIBOR01M +
0.43%) 11/15/23 ●	600,000	601,490
PFS Financing
Series 2020-G A 144A
0.97% 2/15/26 #	5,500,000	5,528,844
Taco Bell Funding
Series 2016-1A A2II
144A 4.377%
5/25/46 #	1,688,750	1,698,308
Towd Point Mortgage Trust
Series 2015-5 A1B
144A 2.75%
5/25/55 #, ●	216,732	218,311
Series 2015-6 A1B
144A 2.75%
4/25/55 #, ●	367,337	372,977
Series 2016-1 A1B
144A 2.75%
2/25/55 #, ●	174,380	176,275
Series 2016-2 A1 144A
3.00% 8/25/55 #, ●	255,440	259,152
Series 2016-3 A1 144A
2.25% 4/25/56 #, ●	296,300	299,111
Series 2017-1 A1 144A
2.75% 10/25/56 #, ●	361,032	370,024
Series 2017-2 A1 144A
2.75% 4/25/57 #, ●	204,312	208,863
Series 2017-4 M1 144A
3.25% 6/25/57 #, ●	1,505,000	1,622,052
Series 2018-1 A1 144A
3.00% 1/25/58 #, ●	413,046	429,265
Trafigura Securitisation
Finance
Series 2018-1A
A1 144A 0.889%
(LIBOR01M + 0.73%)
3/15/22 #, ●	3,340,000	3,338,363
Volkswagen Auto Lease
Trust
Series 2020-A
A4 0.45% 7/21/25	650,000	651,004

	Principal
	amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Wendy’s Funding
Series 2018-1A A2I
144A 3.573%
3/15/48 #	1,139,750	$1,174,900
Total Non-Agency Asset-Backed
Securities
(cost $31,752,673)		31,982,571

Non-Agency Collateralized Mortgage Obligations — 1.90%
Chase Home Lending
Mortgage Trust
Series 2019-
ATR2 A3 144A 3.50%
7/25/49 #, ●	606,120	622,551
Citicorp Mortgage
Securities Trust
Series 2006-
3 1A9 5.75% 6/25/36	43,828	44,162
Connecticut Avenue
Securities Trust
Series 2018-
R07 1M2 144A 2.548%
(LIBOR01M + 2.40%)
4/25/31 #, ●	1,221,831	1,220,879
Series 2019-
R01 2M2 144A 2.598%
(LIBOR01M + 2.45%)
7/25/31 #, ●	747,206	746,732
Series 2019-
R02 1M2 144A 2.448%
(LIBOR01M + 2.30%,
Floor 2.30%)
8/25/31 #, ●	2,683,898	2,680,483
Galton Funding Mortgage
Trust
Series 2018-1 A43 144A
3.50% 11/25/57 #, ●	248,972	250,844
Holmes Master Issuer
Series 2018-2A
A2 144A 0.657%
(LIBOR03M + 0.42%)
10/15/54 #, ●	519,019	518,952
JPMorgan Mortgage Trust
Series 2014-2 B1 144A
3.398% 6/25/29 #, ●	439,542	450,747
Series 2014-2 B2 144A
3.398% 6/25/29 #, ●	164,295	167,819
Series 2014-
IVR6 2A4 144A 2.269%
7/25/44 #, ●	740,680	752,855
Series 2015-1 B2 144A
2.124% 12/25/44 #, ●	1,198,260	1,220,665
Series 2015-4 B1 144A
3.61% 6/25/45 #, ●	924,083	960,586
Series 2015-4 B2 144A
3.61% 6/25/45 #, ●	662,929	685,136
Series 2015-5 B2 144A
2.546% 5/25/45 #, ●	1,087,663	1,113,664
Series 2015-6 B1 144A
3.56% 10/25/45 #, ●	651,719	674,721
Series 2015-6 B2 144A
3.56% 10/25/45 #, ●	631,353	650,170
Series 2016-4 B1 144A
3.859% 10/25/46 #, ●	472,361	497,477
Series 2016-4 B2 144A
3.859% 10/25/46 #, ●	846,634	885,950
Series 2017-1 B3 144A
3.513% 1/25/47 #, ●	1,641,835	1,680,542
Series 2017-2 A3 144A
3.50% 5/25/47 #, ●	368,653	376,502
Series 2020-1 A4 144A
3.50% 6/25/50 #, ●	1,880,894	1,910,307
Series 2020-2 A3 144A
3.50% 7/25/50 #, ●	813,724	840,700
Series 2020-5 A3 144A
3.00% 12/25/50 #, ●	6,220,128	6,395,797
Series 2020-7 A3 144A
3.00% 1/25/51 #, ●	2,264,937	2,331,734
Morgan Stanley Residential
Mortgage Loan Trust
Series 2020-1 A2A
144A 2.50%
12/25/50 #, ●	1,000,000	1,030,295
New Residential Mortgage
Loan Trust
Series 2018-
RPL1 A1 144A 3.50%
12/25/57 #, ●	632,704	670,100
Sequoia Mortgage Trust
Series 2015-1 B2 144A
3.868% 1/25/45 #, ●	601,048	615,665
Series 2015-2 B2 144A
3.728% 5/25/45 #, ●	4,096,817	4,222,315
Series 2017-5 B1 144A
3.821% 8/25/47 #, ●	3,425,188	3,636,004
Series 2020-3 A1 144A
3.00% 4/25/50 #, ●	1,275,414	1,312,231
Series 2020-4 A2 144A
2.50% 11/25/50 #, ●	1,634,968	1,703,305

Schedule of investments
Delaware VIP® Trust — Delaware VIP Diversified Income Series

	Principal
	amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Silverstone Master Issuer
Series 2018-1A 1A
144A 0.599%
(LIBOR03M + 0.39%)
1/21/70 #, ●	2,240,000	$2,237,939
Washington Mutual
Mortgage Pass Through
Certificates Trust
Series 2005-
1 5A2 6.00%
3/25/35 ‡, ◆	10	0
Wells Fargo Mortgage-
Backed Securities Trust
Series 2006-
AR5 2A1 4.006%
4/25/36 ●	79,402	77,333
Series 2007-
AR10 2A1 3.424%
1/25/38 ●	398,621	359,094
Series 2020-1 A1 144A
3.00% 12/25/49 #, ●	980,917	1,010,692
Series 2020-3 A1 144A
3.00% 6/25/50 #, ●	6,120,804	6,302,512
Series 2020-4 A1 144A
3.00% 7/25/50 #, ●	1,375,711	1,418,007
Total Non-Agency Collateralized
Mortgage Obligations
(cost $51,436,773)		52,275,467

Non-Agency Commercial Mortgage-Backed Securities — 7.67%
BANK
Series 2017-
BNK5 A5 3.39%
6/15/60	3,645,000	4,127,204
Series 2017-BNK5 B
3.896% 6/15/60 ●	1,500,000	1,675,924
Series 2017-
BNK7 A5 3.435%
9/15/60	2,645,000	3,009,136
Series 2019-
BN20 A3 3.011%
9/15/62	1,850,000	2,067,277
Series 2019-
BN21 A5 2.851%
10/17/52	5,000,000	5,532,584
Series 2020-
BN25 A5 2.649%
1/15/63	13,000,000	14,179,784
Benchmark Mortgage Trust
Series 2018-
B1 A5 3.666%
1/15/51 ●	1,270,000	1,463,302
Series 2020-
B17 A5 2.289%
3/15/53	1,400,000	1,489,867
Series 2020-
B20 A5 2.034%
10/15/53	10,100,000	10,509,157
Series 2020-
B21 A5 1.978%
12/17/53	1,250,000	1,291,332
Series 2020-
B22 A5 1.973%
1/15/54	1,800,000	1,859,834
Cantor Commercial Real
Estate Lending
Series 2019-
CF1 A5 3.786%
5/15/52	5,060,000	5,906,347
Series 2019-
CF2 A5 2.874%
11/15/52	6,500,000	7,149,189
Series 2019-
CF3 A4 3.006%
1/15/53	1,500,000	1,673,617
CD Mortgage Trust
Series 2016-
CD2 A3 3.248%
11/10/49	12,150,000	13,119,898
Series 2019-
CD8 A4 2.912%
8/15/57	2,650,000	2,930,677
CFCRE Commercial
Mortgage Trust
Series 2011-C2 C 144A
5.739% 12/15/47 #, ●	880,000	889,208
Series 2016-
C7 A3 3.839%
12/10/54	5,695,000	6,458,190
Citigroup Commercial
Mortgage Trust
Series 2014-
GC25 A4 3.635%
10/10/47	1,935,000	2,120,438
Series 2015-
GC27 A5 3.137%
2/10/48	2,780,000	3,014,179
Series 2016-
P3 A4 3.329% 4/15/49	3,100,000	3,434,166
Series 2017-
C4 A4 3.471%
10/12/50	1,560,000	1,773,168

	Principal
	amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed
Securities (continued)
Citigroup Commercial
Mortgage Trust
Series 2019-
C7 A4 3.102%
12/15/72	1,450,000	$1,635,860
COMM Mortgage Trust
Series 2013-CR6 AM
144A 3.147%
3/10/46 #	3,050,000	3,169,941
Series 2013-WWP
A2 144A 3.424%
3/10/31 #	2,540,000	2,683,087
Series 2014-
CR19 A5 3.796%
8/10/47	9,707,000	10,712,616
Series 2014-CR20 AM
3.938% 11/10/47	7,775,000	8,426,964
Series 2015-3BP A 144A
3.178% 2/10/35 #	3,960,000	4,268,706
Series 2015-
CR23 A4 3.497%
5/10/48	1,910,000	2,119,906
DB-JPM Mortgage Trust
Series 2016-
C1 A4 3.276% 5/10/49	1,790,000	1,980,281
Series 2016-
C3 A5 2.89% 8/10/49	1,985,000	2,167,609
DB-UBS Mortgage Trust
Series 2011-LC1A C
144A 5.565%
11/10/46 #, ●	1,265,000	1,268,121
GS Mortgage Securities
Trust
Series 2010-C1 C 144A
5.635% 8/10/43 #, ●	1,010,000	924,565
Series 2015-
GC32 A4 3.764%
7/10/48	1,240,000	1,389,659
Series 2017-
GS5 A4 3.674%
3/10/50	2,980,000	3,396,101
Series 2017-
GS6 A3 3.433%
5/10/50	4,410,000	4,970,641
Series 2018-
GS9 A4 3.992%
3/10/51 ●	1,370,000	1,604,206
Series 2019-
GC39 A4 3.567%
5/10/52	820,000	945,331
Series 2019-
GC42 A4 3.001%
9/1/52	3,750,000	4,185,536
JPM-BB Commercial
Mortgage Securities
Trust
Series 2015-
C31 A3 3.801%
8/15/48	3,395,000	3,809,500
Series 2015-
C33 A4 3.77%
12/15/48	4,710,000	5,336,273
JPM-DB Commercial
Mortgage Securities
Trust
Series 2016-
C2 A4 3.144% 6/15/49	2,080,000	2,289,233
Series 2017-
C7 A5 3.409%
10/15/50	3,425,000	3,871,788
JPMorgan Chase
Commercial Mortgage
Securities Trust
Series 2013-LC11 B
3.499% 4/15/46	2,445,000	2,420,119
Series 2015-
JP1 A5 3.914%
1/15/49	1,590,000	1,810,801
Series 2016-
JP2 A4 2.822%
8/15/49	4,995,000	5,462,154
Series 2016-JP2 AS
3.056% 8/15/49	3,095,000	3,298,584
Series 2016-WIKI A
144A 2.798%
10/5/31 #	1,610,000	1,603,296
Series 2016-WIKI B
144A 3.201%
10/5/31 #	1,490,000	1,473,315
LB-UBS Commercial
Mortgage Trust
Series 2006-C6 AJ
5.492% 9/15/39 ●	984,560	568,583
Morgan Stanley Bank of
America Merrill Lynch
Trust
Series 2014-
C17 A5 3.741%
8/15/47	1,640,000	1,786,409
Series 2015-
C26 A5 3.531%
10/15/48	1,970,000	2,186,951
Series 2016-
C29 A4 3.325%
5/15/49	1,620,000	1,793,290

Schedule of investments
Delaware VIP® Trust — Delaware VIP Diversified Income Series

	Principal
	amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed
Securities (continued)
Morgan Stanley Capital I
Trust
Series 2006-HQ10 B
5.448% 11/12/41 ●	1,432,274	$1,410,667
Series 2006-T21 B 144A
5.578% 10/12/52 #, ●	593,228	591,078
Series 2019-
L3 A4 3.127%
11/15/52	2,400,000	2,676,038
UBS Commercial Mortgage
Trust
Series 2012-
C1 A3 3.40% 5/10/45	2,498,820	2,546,952
UBS-Barclays Commercial
Mortgage Trust
Series 2013-C5 B 144A
3.649% 3/10/46 #, ●	1,000,000	1,002,514
Wells Fargo Commercial
Mortgage Trust
Series 2014-
LC18 A5 3.405%
12/15/47	1,175,000	1,289,311
Series 2015-
NXS3 A4 3.617%
9/15/57	1,250,000	1,399,507
Series 2016-
BNK1 A3 2.652%
8/15/49	2,575,000	2,783,951
Series 2017-
C38 A5 3.453%
7/15/50	2,240,000	2,540,972
Series 2020-
C58 A4 2.092%
7/15/53	1,540,000	1,603,867
WF-RBS Commercial
Mortgage Trust
Series 2012-
C10 A3 2.875%
12/15/45	3,605,000	3,734,407
Total Non-Agency Commercial
Mortgage-Backed Securities
(cost $198,700,537)		210,813,168

Loan Agreements — 4.76%
Acrisure Tranche B 3.647%
(LIBOR01M + 3.50%)
2/15/27 ●	874,573	861,236
Advantage Sales &
Marketing 1st Lien
6.00% (LIBOR03M +
5.25%) 10/28/27 ●	2,660,000	2,656,675
American Airlines Tranche B
2.159% (LIBOR01M +
2.00%) 12/14/23 ●	845,264	764,868
Applied Systems 1st Lien
4.00% (LIBOR03M +
3.00%) 9/19/24 ●	1,573,803	1,575,771
Applied Systems 2nd Lien
8.00% (LIBOR03M +
7.00%) 9/19/25 ●	3,109,023	3,134,284
Aramark Services Tranche
B-3 1.895% (LIBOR01M
+ 1.75%) 3/11/25 ●	979,296	969,503
Array Technologies 5.00%
(LIBOR03M + 4.00%)
10/14/27 ●	400,000	393,500
Aruba Investments
Holdings 1st Lien 4.75%
(LIBOR03M + 4.00%)
11/24/27 ●	690,000	690,000
Aruba Investments
Holdings 2nd Lien TBD
11/24/28 X	690,000	696,900
AssuredPartners 3.647%
(LIBOR01M + 3.50%)
2/12/27 ●	307,361	303,391
AthenaHealth Tranche B
1st Lien 4.648%
(LIBOR01M + 4.50%)
2/11/26 ●	943,200	944,772
Avantor Tranche
B-4 3.50% (LIBOR01M
+ 2.50%) 11/8/27 ●	1,610,000	1,614,025
Ball Metalpack Finco 2nd
Lien 9.75% (LIBOR03M
+ 8.75%) 7/24/26 ●	213,000	186,907
Bausch Health 3.148%
(LIBOR01M + 3.00%)
6/2/25 ●	620,445	618,797
Berry Global Tranche W
2.149% (LIBOR01M +
2.00%) 10/1/22 ●	1,125,699	1,126,132
Berry Global Tranche Y
2.149% (LIBOR01M +
2.00%) 7/1/26 ●	1,535,615	1,530,816
Blue Ribbon 1st Lien
5.00% (LIBOR02M +
4.00%) 11/15/21 ●	874,896	830,422
Boxer Parent 4.396%
(LIBOR01M + 4.25%)
10/2/25 ●	1,010,230	1,008,210
Buckeye Partners 2.897%
(LIBOR01M + 2.75%)
11/1/26 ●	1,047,512	1,047,730

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
BWay Holding 3.479%
(LIBOR03M + 3.25%)
4/3/24 ●	481,113	$466,680
Caesars Resort Collection
Tranche B-1 4.646%
(LIBOR03M + 4.50%)
7/21/25 ●	1,102,238	1,105,614
Calpine
2.40% (LIBOR01M +
2.25%) 4/5/26 ●	591,000	587,676
2.65% (LIBOR01M +
2.50%) 12/2/27 ●	468,859	466,867
Camelot US Acquisition I
4.00% (LIBOR01M +
3.00%) 10/30/26 ●	1,240,000	1,239,742
Carnival 8.50%
(LIBOR01M + 7.50%)
6/30/25 ●	945,250	979,279
Change Healthcare
Holdings 3.50%
(LIBOR01M + 2.50%)
3/1/24 ●	493,464	491,853
Charter Communications
Operating
Tranche B2 1.90%
(LIBOR01M + 1.75%)
2/1/27 ●	1,152,581	1,148,179
Chemours Tranche
B-2 1.90% (LIBOR01M
+ 1.75%) 4/3/25 ●	1,817,087	1,788,014
CityCenter Holdings
2.397% (LIBOR01M +
2.25%) 4/18/24 ●	1,354,432	1,339,829
Connect US Finco 5.50%
(LIBOR01M + 4.50%)
12/12/26 ●	1,299,183	1,306,490
Core & Main 3.75%
(LIBOR03M + 2.75%)
8/1/24 ●	1,468,371	1,465,923
CSC Holdings
2.409% (LIBOR01M +
2.25%) 7/17/25 ●	781,650	773,019
2.659% (LIBOR01M +
2.50%) 4/15/27 ●	784,075	779,371
DaVita Tranche
B-1 1.897% (LIBOR01M
+ 1.75%) 8/12/26 ●	1,620,529	1,609,499
EFS Cogen Holdings I
Tranche B 4.50%
(LIBOR03M + 3.50%)
10/1/27 ●	1,249,561	1,247,218
Ensemble RCM 3.964%
(LIBOR03M + 3.75%)
8/3/26 ●	778,150	778,247
Epicor Software Tranche B
5.25% (LIBOR01M +
4.25%) 7/30/27 ●	2,588,513	2,607,119
ESH Hospitality 2.147%
(LIBOR01M + 2.00%)
9/18/26 ●	840,831	832,291
ExamWorks Group Tranche
B-1 4.25% (LIBOR03M
+ 3.25%) 7/27/23 ●	1,960,769	1,962,914
Frontier Communications
5.75% (LIBOR01M +
4.75%) 10/8/21 ●	2,660,000	2,686,600
Garda World Security
Tranche B 1st Lien
4.99% (LIBOR03M +
4.75%) 10/30/26 ●	383,943	385,143
Gardner Denver Tranche
B-1 1.897% (LIBOR01M
+ 1.75%) 3/1/27 ●	1,487,494	1,469,698
Gentiva Health Services
Tranche B 3.438%
(LIBOR01M + 3.25%)
7/2/25 ●	1,799,839	1,796,839
Global Medical Response
5.75% (LIBOR03M +
4.75%) 10/2/25 ●	3,850,000	3,834,600
Granite US Holdings
Tranche B 5.504%
(LIBOR03M + 5.25%)
9/30/26 ●	276,166	276,857
Gray Television Tranche
B-2 2.405% (LIBOR03M
+ 2.25%) 2/7/24 ●	1,592,396	1,580,121
Grupo Aeromexico
9.00% (LIBOR03M +
2.00%) 8/19/22 =, ●	2,500,000	2,500,000
13.50% (LIBOR03M +
12.50%) 8/19/22 =, ●	444,910	444,910
Hamilton Projects Acquiror
5.75% (LIBOR03M +
4.75%) 6/17/27 ●	2,631,775	2,641,644
HCA Tranche B-12 1.897%
(LIBOR01M + 1.75%)
3/13/25 ●	2,997,400	3,002,271
Heartland Dental 3.646%
(LIBOR01M + 3.50%)
4/30/25 ●	1,601,782	1,564,073
Hilton Worldwide Finance
Tranche B-2 1.898%
(LIBOR01M + 1.75%)
6/22/26 ●	188,754	186,951
HUB International 2.965%
(LIBOR03M + 2.75%)
4/25/25 ●	1,950,000	1,917,648

Schedule of investments
Delaware VIP® Trust — Delaware VIP Diversified Income Series

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
Informatica 3.397%
(LIBOR01M + 3.25%)
2/25/27 ●	2,502,904	$2,490,390
Informatica 2nd Lien
7.125% (LIBOR03M +
7.125%) 2/25/25 ●	1,935,000	1,976,119
Invictus 1st Lien 3.147%
(LIBOR01M + 3.00%)
3/28/25 ●	595,173	586,617
IQVIA Tranche B-3 2.004%
(LIBOR03M + 1.75%)
6/11/25 ●	1,447,875	1,439,731
Iron Mountain Information
Management Tranche B
1.897% (LIBOR01M +
1.75%) 1/2/26 ●	1,924,527	1,913,301
JBS USA LUX 2.147%
(LIBOR01M + 2.00%)
5/1/26 ●	383,175	380,381
LS Group OpCo
Acquisition 4.25%
(LIBOR03M + 3.50%)
11/2/27 ●	1,615,000	1,617,019
Milano Acquisition Tranche
B 4.75% (LIBOR03M +
4.00%) 10/1/27 ●	2,285,000	2,290,712
Mileage Plus Holdings
6.25% (LIBOR03M +
5.25%) 6/21/27 ●	2,150,000	2,244,211
Numericable US Tranche
B-11 2.897%
(LIBOR01M + 2.75%)
7/31/25 ●	860,664	843,899
Numericable US Tranche
B-13 4.237%
(LIBOR03M + 4.00%)
8/14/26 ●	347,900	347,066
ON Semiconductor Tranche
B-4 2.147% (LIBOR01M
+ 2.00%) 9/19/26 ●	1,687,078	1,692,701
Penn National Gaming
Tranche B-1 3.00%
(LIBOR01M + 2.25%)
10/15/25 ●	1,251,317	1,238,335
PG&E 5.50% (LIBOR01M
+ 4.50%) 6/23/25 ●	2,487,500	2,521,703
PQ 4.00% (LIBOR03M +
3.00%) 2/7/27 ●	410,862	411,478
PQ Tranche B 2.464%
(LIBOR03M + 2.25%)
2/8/27 ●	1,463,676	1,458,187
Prestige Brands Tranche
B-4 2.147% (LIBOR01M
+ 2.00%) 1/26/24 ●	838,564	841,272
Pretium PKG Holdings 1st
Lien 4.75% (LIBOR03M
+ 4.00%) 11/5/27 ●	1,150,000	1,151,437
Prime Security Services
Borrower Tranche
B-1 4.25% (LIBOR01M
+ 3.25%) 9/23/26 ●	826,987	829,882
Reynolds Group Holdings
Tranche B-2 3.397%
(LIBOR01M + 3.25%)
2/5/26 ●	915,000	910,710
RP Crown Parent Tranche
B-1 4.00% (LIBOR01M
+ 3.00%) 2/2/26 ●	1,900,450	1,900,450
Russell Investments US
Institutional Holdco
4.00% (LIBOR03M +
3.00%) 5/30/25 ●	447,494	447,214
Ryan Specialty Group
4.00% (LIBOR01M +
3.25%) 9/1/27 ●	1,147,125	1,147,125
Scientific Games
International Tranche
B-5 2.897% (LIBOR01M
+ 2.75%) 8/14/24 ●	2,427,007	2,376,950
Sinclair Television Group
Tranche B 2.40%
(LIBOR01M + 2.25%)
1/3/24 ●	1,011,310	1,002,883
Solenis International 1st
Lien 4.233%
(LIBOR03M + 4.00%)
6/26/25 ●	1,180,711	1,181,079
Spirit Aerosystems 6.00%
(LIBOR01M + 5.25%)
1/15/25 ●	1,495,000	1,514,622
SS&C Technologies Tranche
B-3 1.897% (LIBOR01M
+ 1.75%) 4/16/25 ●	603,304	597,554
SS&C Technologies Tranche
B-4 1.897% (LIBOR01M
+ 1.75%) 4/16/25 ●	466,823	462,373
Stars Group Holdings
3.754% (LIBOR03M +
3.50%) 7/10/25 ●	401,151	403,018
Surf Holdings 1st Lien
3.726% (LIBOR03M +
3.50%) 3/5/27 ●	646,750	642,061
Tecta America 4.646%
(LIBOR01M + 4.50%)
11/20/25 ●	487,848	473,213
Telenet Financing Tranche
AR 2.159% (LIBOR01M
+ 2.00%) 4/30/28 ●	1,480,000	1,461,615

		Principal
		amount°	Value (US $)
Loan Agreements (continued)
Terrier Media Buyer
4.396% (LIBOR01M +
4.25%) 12/17/26 ●		936,540	$937,971
Titan Acquisition 3.267%
(LIBOR06M + 3.00%)
3/28/25 ●		139,238	136,245
Transdigm Tranche F
2.397% (LIBOR01M +
2.25%) 12/9/25 ●		1,758,906	1,728,125
Ultimate Software Group
4.75% (LIBOR03M +
4.00%) 5/4/26 ●		6,478,763	6,524,924
Ultimate Software Group
1st Lien 3.896%
(LIBOR01M + 3.75%)
5/4/26 ●		3,975,488	3,979,464
United Rentals (North
America) 1.897%
(LIBOR01M + 1.75%)
10/31/25 ●		122,188	122,121
USI 4.254% (LIBOR03M +
4.00%) 12/2/26 ●		343,600	343,772
USI Tranche B 3.22%
(LIBOR03M + 3.00%)
5/16/24 ●		2,847,770	2,811,877
USIC Holdings Tranche B
4.00% (LIBOR01M +
3.00%) 12/8/23 ●		399,269	399,436
Vertical Midco Tranche B
4.567% (LIBOR06M +
4.25%) 7/30/27 ●		2,218,871	2,231,871
Vistra Operations 1.897%
(LIBOR01M + 1.75%)
12/31/25 ●		1,981,150	1,978,261
Windstream Services
7.25% (LIBOR01M +
6.25%) 9/21/27 ●		226,692	222,272
Zekelman Industries
2.143% (LIBOR01M +
2.00%) 1/24/27 ●		543,634	540,406
Total Loan Agreements
(cost $129,840,937)			130,969,171

Sovereign BondsΔ — 2.59%
Albania — 0.02%
Albania Government
International Bond 144A
3.50% 6/16/27 #	EUR	350,000	457,764
			457,764
Angola — 0.01%
Angolan Government
International Bond
8.25% 5/9/28		353,000	339,559
			339,559
Argentina — 0.06%
Argentine Republic
Government
International Bond
0.125% 7/9/30 ~		3,814,440	1,552,477
0.125% 7/9/35 ~		318,160	116,765
1.00% 7/9/29		124,040	53,895
			1,723,137
Azerbaijan — 0.02%
Republic of Azerbaijan
International Bond 144A
3.50% 9/1/32 #		563,000	597,484
			597,484
Bahrain — 0.03%
Bahrain Government
International Bond 144A
7.375% 5/14/30 #		600,000	714,645
			714,645
Bermuda — 0.03%
Bermuda Government
International Bond 144A
2.375% 8/20/30 #		700,000	735,875
			735,875
Brazil — 0.03%
Brazilian Government
International Bond
3.875% 6/12/30		200,000	211,350
4.75% 1/14/50		525,000	563,128
			774,478
Chile — 0.03%
Chile Government
International Bond
3.50% 1/25/50		701,000	807,026
			807,026
Colombia — 0.05%
Colombia Government
International Bond
4.00% 2/26/24		732,000	792,621
5.00% 6/15/45		442,000	540,897
			1,333,518

Schedule of investments
Delaware VIP® Trust — Delaware VIP Diversified Income Series

	Principal
	amount°	Value (US $)
Sovereign Bonds (continued)
Costa Rica — 0.01%
Costa Rica Government
International Bond 144A
7.158% 3/12/45 #	200,000	$186,250
		186,250
Dominican Republic — 0.08%
Dominican Republic
International Bond
144A 4.50% 1/30/30 #	544,000	592,280
144A 4.875% 9/23/32 #	300,000	332,625
144A 6.00% 7/19/28 #	1,176,000	1,409,730
		2,334,635
Ecuador — 0.02%
Ecuador Government
International Bond
144A 0.50% 7/31/30 #,
~	233,793	150,504
144A 0.50% 7/31/35 #,
~	612,686	334,686
144A 0.50% 7/31/40 #,
~	280,799	143,912
144A 6.61% 7/31/30 #,
^	66,180	31,684
		660,786
Egypt — 0.30%
Egypt Government
International Bond
144A 5.577% 2/21/23 #	5,915,000	6,260,176
144A 5.75% 5/29/24 #	475,000	509,665
7.903% 2/21/48	316,000	344,558
144A 8.70% 3/1/49 #	1,079,000	1,250,966
		8,365,365
El Salvador — 0.02%
El Salvador Government
International Bond 144A
7.125% 1/20/50 #	609,000	546,577
		546,577
Gabon — 0.01%
Gabon Government
International Bond 144A
6.625% 2/6/31 #	275,000	284,641
		284,641
Ghana — 0.02%
Ghana Government
International Bond 144A
7.875% 3/26/27 #	456,000	502,830
		502,830
Guatemala — 0.02%
Guatemala Government
Bond 144A 4.875%
2/13/28 #	387,000	446,501
		446,501
Honduras — 0.02%
Honduras Government
International Bond 144A
5.625% 6/24/30 #	600,000	688,500
		688,500
Indonesia — 0.01%
Indonesia Government
International Bond 144A
4.625% 4/15/43 #	230,000	278,481
		278,481
Ivory Coast — 0.01%
Ivory Coast Government
International Bond 144A
6.125% 6/15/33 #	326,000	368,217
		368,217
Jordan — 0.01%
Jordan Government
International Bond 144A
5.75% 1/31/27 #	244,000	269,639
		269,639
Kenya — 0.09%
Kenya Government
International Bond
144A 6.875% 6/24/24 #	523,000	574,259
144A 8.00% 5/22/32 #	1,585,000	1,850,795
		2,425,054
Lebanon — 0.01%
Lebanon Government
International Bond
6.25% 5/27/22 ‡	1,351,000	194,801
		194,801
Mexico — 0.06%
Mexico Government
International Bond
2.659% 5/24/31	1,140,000	1,169,697
4.60% 2/10/48	378,000	444,832
		1,614,529
Mongolia — 0.03%
Mongolia Government
International Bond 144A
5.625% 5/1/23 #	769,000	813,217
		813,217

		Principal
		amount°	Value (US $)
Sovereign Bonds (continued)
Morocco — 0.02%
Morocco Government
International Bond
144A 1.375% 3/30/26 #	EUR	300,000	$370,160
144A 2.375%
12/15/27 #		200,000	201,100
			571,260
Nigeria — 0.03%
Nigeria Government
International Bond 144A
7.875% 2/16/32 #		852,000	939,483
			939,483
North Macedonia — 0.01%
North Macedonia
Government
International Bond 144A
3.675% 6/3/26 #	EUR	250,000	342,818
			342,818
Oman — 0.02%
Oman Government
International Bond 144A
6.75% 1/17/48 #		630,000	625,688
			625,688
Panama — 0.25%
Panama Government
International Bond
3.75% 3/16/25		4,598,000	5,103,297
144A 3.75% 4/17/26 #		1,411,000	1,546,971
4.50% 5/15/47		218,000	281,067
			6,931,335
Paraguay — 0.31%
Paraguay Government
International Bond
144A 4.95% 4/28/31 #		6,500,000	7,889,375
144A 5.40% 3/30/50 #		445,000	565,150
			8,454,525
Peru — 0.04%
Peruvian Government
International Bond
2.844% 6/20/30		644,000	715,200
5.625% 11/18/50		182,000	286,977
			1,002,177
Philippines — 0.04%
Philippine Government
International Bond
2.457% 5/5/30		200,000	216,258
5.50% 3/30/26		762,000	950,016
			1,166,274
Qatar — 0.11%
Qatar Government
International Bond
144A 3.40% 4/16/25 #		320,000	353,347
144A 4.00% 3/14/29 #		1,205,000	1,430,937
144A 4.40% 4/16/50 #		869,000	1,134,827
			2,919,111
Republic of Vietnam — 0.01%
Vietnam Government
International Bond 144A
4.80% 11/19/24 #		200,000	225,006
			225,006
Romania — 0.21%
Romanian Government
International Bond
144A 2.625% 12/2/40 #	EUR	226,000	294,978
144A 3.00% 2/14/31 #		4,540,000	4,882,112
144A 3.375% 1/28/50 #	EUR	478,000	673,436
			5,850,526
Russia — 0.08%
Russian Foreign Bond -
Eurobond
144A 4.25% 6/23/27 #		1,400,000	1,600,375
144A 5.25% 6/23/47 #		400,000	555,025
			2,155,400
Saudi Arabia — 0.05%
Saudi Government
International Bond
144A 2.90% 10/22/25 #		500,000	539,613
144A 3.625% 3/4/28 #		730,000	819,365
			1,358,978
Senegal — 0.03%
Senegal Government
International Bond 144A
6.75% 3/13/48 #		873,000	963,066
			963,066
Serbia — 0.03%
Serbia International Bond
144A 2.125% 12/1/30 #		210,000	208,131
144A 3.125% 5/15/27 #	EUR	400,000	550,329
			758,460
South Africa — 0.02%
Republic of South Africa
Government
International Bond
5.75% 9/30/49		413,000	415,198
			415,198

Schedule of investments
Delaware VIP® Trust — Delaware VIP Diversified Income Series

	Principal
	amount°	Value (US $)
Sovereign Bonds (continued)
Sri Lanka — 0.02%
Sri Lanka Government
International Bond
144A 6.20% 5/11/27 #	742,000	$426,309
144A 7.55% 3/28/30 #	200,000	115,470
		541,779
Trinidad and Tobago — 0.01%
Trinidad & Tobago
Government
International Bond 144A
4.50% 6/26/30 #	250,000	270,313
		270,313
Turkey — 0.05%
Turkey Government
International Bond
5.75% 5/11/47	220,000	210,097
7.625% 4/26/29	922,000	1,066,395
		1,276,492
Ukraine — 0.11%
Ukraine Government
International Bond
144A 7.75% 9/1/26 #	1,434,000	1,623,109
144A 9.75% 11/1/28 #	1,220,000	1,504,443
		3,127,552
Uruguay — 0.09%
Uruguay Government
International Bond
4.375% 1/23/31	2,017,110	2,479,159
4.50% 8/14/24	120,000	132,888
		2,612,047
Uzbekistan — 0.05%
Republic of Uzbekistan
Bond 144A 5.375%
2/20/29 #	1,094,000	1,277,068
		1,277,068
Total Sovereign Bonds
(cost $65,886,886)		71,248,065

Supranational Banks — 0.06%
Banco Latinoamericano de
Comercio Exterior
144A 2.375%
9/14/25 #	300,000	307,503
Banque Ouest Africaine de
Developpement
144A 4.70%
10/22/31 #	508,000	551,419
Banque Ouest Africaine de
Developpement
144A 5.00% 7/27/27 #	589,000	660,775
Total Supranational Banks
(cost $1,384,210)		1,519,697

US Treasury Obligations — 13.47%
US Treasury Bonds
1.375% 8/15/50	6,080,000	5,682,900
US Treasury Inflation
Indexed Notes
0.125% 1/15/30	46,656,427	52,073,868
0.125% 7/15/30	26,065,117	29,253,061
US Treasury Notes
0.375% 11/30/25	85,660,000	85,767,075
0.625% 8/15/30	99,025,000	96,502,962
0.875% 11/15/30	85,025,000	84,706,156
US Treasury Strip Principal
2.26% 5/15/44 ^	23,660,000	16,310,504
Total US Treasury Obligations
(cost $364,245,530)		370,296,526

	Number
	of shares
Common Stock — 0.00%
Communications — 0.00%
Century Communications =	2,500,000	0
Total Common Stock
(cost $75,683)		0

Preferred Stock — 0.01%
USB Realty 144A 1.384% (
LIBOR03M +
1.147%) #, ●	300,000	225,000
Total Preferred Stock
(cost $242,036)		225,000

Short-Term Investments — 5.92%
Money Market Mutual Funds — 5.92%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%),	40,673,419	40,673,419
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%),	40,673,419	40,673,419

	Number
	of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	40,673,419	$40,673,419
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	40,673,419	40,673,419
Total Short-Term Investments
(cost $162,693,676)		162,693,676
Total Value of
Securities—103.32%
(cost $2,700,204,249)		$2,840,358,155

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2020, the aggregate value of Rule 144A securities was $706,887,799, which represents 25.71% of the Series’ net assets. See Note 11 in “Notes to financial statements.”
◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
>	PIK. 100% of the income received was in the form of cash.
*	PIK. 100% of the income received was in the form of principal.
‡	Non-income producing security. Security is currently in default.
X	This loan will settle after December 31, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
Δ	Securities have been classified by country of origin.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at December 31, 2020.

Unfunded Loan Commitments

The Series may invest in floating rate loans. In connection with these investments, the Series may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Series to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Series earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitment was outstanding at December 31, 2020:

				Unrealized
	Principal			Appreciation
Borrower	Amount	Commitment	Value	(Depreciation)
Grupo Aeromexico 13.50%
8/19/22	$1,586,914	$1,586,914	$1,586,914	$—

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at December 31, 2020:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
JPMCB	EUR	(1,900,000)	USD	2,236,429	1/22/21	$—	$(85,998)

Schedule of investments
Delaware VIP® Trust — Delaware VIP Diversified Income Series

Futures Contracts
Exchange-Traded

							Variation
							Margin
			Notional		Value/	Value/	Due from
		Notional	Cost	Expiration	Unrealized	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Depreciation	Brokers
83	US Treasury 10 yr Notes	$11,460,484	$11,404,924	3/22/21	$55,560	$—	$9,079
(21)	US Treasury 10 yr Ultra Notes	(3,283,547)	(3,287,346)	3/22/21	3,799	—	(4,594)
218	US Treasury Long Bonds	37,754,875	38,101,159	3/22/21	—	(346,284)	74,938
Total Futures Contracts			$46,218,737		$59,359	$(346,284)	$79,423

Swap Contracts

CDS Contracts2

Counterparty/				Upfront
Reference Obligation/				Payments			Variation Margin
Termination Date/	Notional	Annual Protection		Paid	Unrealized	Unrealized	Due from
Payment Frequency	Amount[3]	Payments	Value	(Received)	Appreciation[4]	Depreciation[4]	(Due to) Brokers
Over-The-Counter:
Protection Purchased/
Moody’s Ratings:
JPMCB-Mexico 3.60%
WR 6/20/25-Quarterly	3,881,000	1.000%	$(51,269)	$248,061	$—	$(299,330)	$—
JPMCB-Republic of
Colombia 10.375%
Baa2 12/20/25-
Quarterly	3,868,000	1.000%	(22,244)	(12,190)	—	(10,054)	—
			$(73,513)	$235,871	$—	$(309,384)	$—

[1]	See Note 8 in “Notes to Financial statements”.
[2]

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(2,260).

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional amounts and foreign currency exchange contracts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

Summary of abbreviations:
BB – Barclays Bank
CDS – Credit Default Swap
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
DB – Deutsche Bank

Summary of abbreviations: (continued)
DIFC – Dubai International Financial Centre
FREMF – Freddie Mac Multifamily
GNMA – Government National Mortgage Association
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
JPM – JPMorgan
JPMCB – JPMorgan Chase Bank
JSC – Joint Stock Company
LB – Lehman Brothers
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR02M – ICE LIBOR USD 2 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
PIK – Payment-in-kind
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
SOFR – Secured Overnight Financing Rate
TBA – To be announced
TBD – To be determined
yr – Year
Z – US Treasury Yield Curve Rate T Note Constant Maturity 1

Summary of currencies:
EUR – European Monetary Unit
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Diversified Income Series

December 31, 2020

Assets:
Investments, at value*	$2,840,358,155
Cash	2,024,345
Cash collateral due from brokers	1,188,110
Foreign currencies, at valueΔ	33,574
Receivable for securities sold	4,134,431
Dividends and interest receivable	17,330,988
Receivable for series shares sold	1,908,125
Variation margin due from broker on future contracts	79,423
Upfront payments paid on over the counter credit default swap contracts	248,061
Swap payments receivable	202
Total Assets	2,867,305,414
Liabilities:
Payable for securities purchased	114,479,418
Investment management fees payable to affiliates	1,227,492
Cash collateral due to brokers	996,000
Distribution fees payable to affiliates	590,595
Other accrued expenses	323,771
Unrealized depreciation on over the counter credit default swap contracts	309,384
Unrealized depreciation on foreign currency exchange contracts	85,998
Payable for series shares redeemed	29,521
Dividend disbursing and transfer agent fees and expenses payable to affiliates	17,207
Upfront payments received on over the counter credit default swap contracts	12,190
Trustees’ fees and expenses payable to affiliates	8,530
Accounting and administration expenses payable to affiliates	7,997
Legal fees payable to affiliates	5,489
Reports and statements to shareholders expenses payable to affiliates	2,759
Total Liabilities	118,096,351
Total Net Assets	$2,749,209,063

Net Assets Consist of:
Paid-in capital	$2,469,746,543
Total distributable earnings (loss)	279,462,520
Total Net Assets	$2,749,209,063

Net Asset Value
Standard Class:
Net assets	$386,607,212
Shares of beneficial interest outstanding, unlimited authorization, no par	33,429,695
Net asset value per share	$11.56
Service Class:
Net assets	$2,362,601,851
Shares of beneficial interest outstanding, unlimited authorization, no par	205,965,500
Net asset value per share	$11.47
____________________
* Investments, at cost	$2,700,204,249
Δ Foreign currencies, at cost	33,811

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware VIP® Trust — Delaware VIP Diversified Income Series

Year ended December 31, 2020

Investment Income:
Interest	$77,453,919
Dividends	262,956
77,716,875

Expenses:
Management fees	14,856,670
Distribution expenses — Service Class	6,632,424
Accounting and administration expenses	466,092
Reports and statements to shareholders expenses	374,456
Dividend disbursing and transfer agent fees and expenses	212,542
Trustees’ fees and expenses	149,355
Legal fees	141,271
Custodian fees	82,730
Audit and tax fees	54,623
Registration fees	17
Other	143,338
23,113,518
Less expenses waived	(1,043,499)
Less expenses paid indirectly	(8,868)
Total operating expenses	22,061,151
Net Investment Income	55,655,724
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	87,212,525
Foreign currencies	(20,583)
Foreign currency exchange contracts	1,391,170
Futures contracts	13,936,594
Swap contracts	247,106
Net realized gain	102,766,812
Net change in unrealized appreciation (depreciation) of:
Investments	96,029,213
Foreign currencies	13,749
Foreign currency exchange contracts	(85,998)
Futures contracts	2,521,567
Swap contracts	(311,644)
Net change in unrealized appreciation (depreciation)	98,166,887
Net Realized and Unrealized Gain	200,933,699
Net Increase in Net Assets Resulting from Operations	$256,589,423

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Diversified Income Series

	Year ended
	12/31/20	12/31/19
Increase in Net Assets from Operations:
Net investment income	$55,655,724	$65,350,737
Net realized gain	102,766,812	83,911,177
Net change in unrealized appreciation (depreciation)	98,166,887	85,133,119
Net increase in net assets resulting from operations	256,589,423	234,395,033

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(9,603,347)	(9,363,664)
Service Class	(53,757,035)	(55,710,819)
	(63,360,382)	(65,074,483)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	49,638,290	37,866,692
Service Class	195,616,086	127,564,154

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	9,603,347	9,363,664
Service Class	53,757,035	55,710,819
	308,614,758	230,505,329
Cost of shares redeemed:
Standard Class	(48,609,998)	(44,539,571)
Service Class	(251,895,931)	(164,435,773)
	(300,505,929)	(208,975,344)
Increase (decrease) in net assets derived from capital share transactions	8,108,829	(21,529,985)
Net Increase in Net Assets	201,337,870	190,850,535

Net Assets:
Beginning of year	2,547,871,193	2,357,020,658
End of year	$2,749,209,063	$2,547,871,193

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware VIP® Diversified Income Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$10.71	$9.99	$10.54	$10.29	$10.29

Income (loss) from investment operations
Net investment income[1]	0.27	0.31	0.34	0.34	0.27
Net realized and unrealized gain (loss)	0.89	0.71	(0.56)	0.19	0.09
Total from investment operations	1.16	1.02	(0.22)	0.53	0.36

Less dividends and distributions from:
Net investment income	(0.31)	(0.30)	(0.33)	(0.28)	(0.36)
Total dividends and distributions	(0.31)	(0.30)	(0.33)	(0.28)	(0.36)

Net asset value, end of period	$11.56	$10.71	$9.99	$10.54	$10.29
Total return[2]	11.04% [3]	10.43% [3,4]	(2.12% )	5.22%	3.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$386,607	$348,697	$323,184	$333,226	$322,535
Ratio of expenses to average net assets[5]	0.60%	0.62%	0.65%	0.66%	0.67%
Ratio of expenses to average net assets prior to fees waived[5]	0.64%	0.64%	0.65%	0.66%	0.67%
Ratio of net investment income to average net assets	2.42%	2.92%	3.38%	3.22%	2.63%
Ratio of net investment income to average net assets prior to
fees waived	2.38%	2.90%	3.38%	3.22%	2.63%
Portfolio turnover	132%	171%	143%	145%	247%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.13% lower. See Note 13 in “Notes to financial statements.”
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware VIP® Diversified Income Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$10.63	$9.92	$10.46	$10.22	$10.22

Income (loss) from investment operations
Net investment income[1]	0.23	0.27	0.31	0.31	0.25
Net realized and unrealized gain (loss)	0.88	0.71	(0.55)	0.18	0.08
Total from investment operations	1.11	0.98	(0.24)	0.49	0.33

Less dividends and distributions from:
Net investment income	(0.27)	(0.27)	(0.30)	(0.25)	(0.33)
Total dividends and distributions	(0.27)	(0.27)	(0.30)	(0.25)	(0.33)

Net asset value, end of period	$11.47	$10.63	$9.92	$10.46	$10.22
Total return[2]	10.69%	10.08% [3]	(2.29% )	4.89%	3.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,362,602	$2,199,174	$2,033,837	$2,185,214	$1,914,341
Ratio of expenses to average net assets[4]	0.90%	0.92%	0.93%	0.91%	0.92%
Ratio of expenses to average net assets prior to fees waived[4]	0.94%	0.94%	0.95%	0.96%	0.97%
Ratio of net investment income to average net assets	2.12%	2.62%	3.10%	2.97%	2.38%
Ratio of net investment income to average net assets prior to
fees waived	2.08%	2.60%	3.08%	2.92%	2.33%
Portfolio turnover	132%	171%	143%	145%	247%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.13% lower. See Note 13 in “Notes to financial statements.”
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Diversified Income Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Diversified Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap contracts (CDS) are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades (TBAs) — The Series may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Series’ ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase or

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Diversified Income Series

1. Significant Accounting Policies (continued)

deliver securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. At December 31, 2020, the Series received $132,000 and $114,000 cash collateral for TBA trades from Citibank and JPMorgan Chase Bank, respectively, which is included in “Cash collateral due to brokers” on the “Statement of assets and liabilities.”

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $8,866 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $2 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.60% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* These expense waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $91,944 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $192,911 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $94,216 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from May 1, 2019 through April 30, 2021.

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Diversified Income Series

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$1,272,370,538
Purchases of US government securities	2,143,258,320
Sales other than US government securities	966,383,017
Sales of US government securities	2,371,557,606

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$2,702,713,281
Aggregate unrealized appreciation of investments and derivatives	$145,401,502
Aggregate unrealized depreciation of investments and derivatives	(8,438,935)
Net unrealized appreciation of investments and derivatives	$136,962,567

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Asset-Backed Security	$—	$556	$—	$556
Agency Collateralized Mortgage
Obligations	—	47,550,766	—	47,550,766
Agency Commercial Mortgage-
Backed Securities	—	19,429,612	—	19,429,612
Agency Mortgage-Backed
Securities	—	416,639,823	—	416,639,823
Collateralized Debt Obligations	—	48,513,271	—	48,513,271
Common Stock	—	—	—	—
Corporate Bonds	—	1,275,745,743	—	1,275,745,743
Loan Agreements[1]	—	128,024,261	2,944,910	130,969,171
Municipal Bonds	—	455,043	—	455,043
Non-Agency Asset-Backed
Securities	—	31,982,571	—	31,982,571
Non-Agency Collateralized
Mortgage Obligations	—	52,275,467	—	52,275,467
Non-Agency Commercial
Mortgage-Backed Securities	—	210,813,168	—	210,813,168
Preferred Stock	—	225,000	—	225,000
Sovereign Bonds	—	71,248,065	—	71,248,065
Supranational Banks	—	1,519,697	—	1,519,697
US Treasury Obligations	—	370,296,526	—	370,296,526
Short-Term Investments	162,693,676	—	—	162,693,676
Total Value of Securities	$162,693,676	$2,674,719,569	$2,944,910	$2,840,358,155

Derivatives[2]
Assets:
Futures Contracts	$59,359	$—	$—	$59,359
Liabilities:
Foreign Currency Exchange
Contracts	$—	$(85,998)	$—	$(85,998)
Futures Contracts	(346,284)	—	—	(346,284)
Swap Contracts	—	(309,384)	—	(309,384)

[1]	Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Loan Agreements	—	97.75%	2.25%	100.00%

[2]	Foreign currency exchange contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.

During the year ended December 31,2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Diversified Income Series

3. Investments (continued)

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to the Series’ net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Series’ net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$63,360,382	$65,074,483

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,469,746,543
Undistributed ordinary income	137,024,474
Undistributed long-term capital gains	5,475,479
Unrealized appreciation of investments, foreign currencies, and
derivatives	136,962,567
Net assets	$2,749,209,063

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, CDS adjustment, market premium adjustment on debt instruments, market premium on callable bonds and straddle losses.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2020, $19,106,100 of capital loss carryforwards was utilized.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	4,446,065	3,615,992
Service Class	17,621,747	12,272,389
Shares issued upon reinvestment of dividends and distributions:
Standard Class	904,270	927,095
Service Class	5,090,628	5,548,886
	28,062,710	22,364,362
Shares redeemed:
Standard Class	(4,474,166)	(4,329,285)
Service Class	(23,693,787)	(15,958,571)
	(28,167,953)	(20,287,856)
Net increase (decrease)	(105,243)	2,076,506

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Diversified Income Series

8. Derivatives (continued)

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended December 31, 2020, the Series entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies and to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2020, the Series posted $1,188,110 cash collateral as margin for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended December 31, 2020, the Series entered into futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts — The Series may enter into CDS contracts in the normal course of pursuing its investment objective. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Series will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2020, the Series entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended December 31, 2020, the Series did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2020, the Series entered into CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At December 31, 2020, for bilateral derivative contracts, the Series received $750,000 in cash collateral for certain open derivatives, which is included in “Cash collateral due to brokers” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of December 31, 2020 were as follows:

	Asset Derivatives Fair Value
			Interest
Statement of Assets and	Currency	Equity	Rate	Credit
Liabilities Location	Contracts	Contracts	Contracts	Contracts	Total
Variation margin due from broker on futures
contracts*	$—	$—	$59,359	$—	$59,359

	Liability Derivatives Fair Value
			Interest
Statement of Assets and	Currency	Equity	Rate	Credit
Liabilities Location	Contracts	Contracts	Contracts	Contracts	Total
Unrealized depreciation on foreign currency
exchange contracts	$(85,998)	$—	$—	$—	$(85,998)
Variation margin due from broker on futures
contracts*	—	—	(346,284)	—	(346,284)
Unrealized depreciation on over the counter
credit default swap contracts	—	—	—	(309,384)	(309,384)
Total	$(85,998)	$—	$(346,284)	$(309,384)	$(741,666)
*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on “Statement of assets and liabilities.”

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Diversified Income Series

8. Derivatives (continued)

The effect of derivative instruments on the “Statement of operations” for the year ended December 31, 2020 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures	Swap
	Contracts	Contracts	Contracts	Total
Currency contracts	$1,391,170	$—	$—	$1,391,170
Interest rate contracts	—	13,936,594	—	13,936,594
Credit contracts	—	—	247,106	247,106
Total	$1,391,170	$13,936,594	$247,106	$15,574,870

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Futures	Swap
	Contracts	Contracts	Contracts	Total
Currency contracts	$(85,998)	$—	$—	$(85,998)
Interest rate contracts	—	2,521,567	—	2,521,567
Credit contracts	—	—	(311,644)	(311,644)
Total	$(85,998)	$2,521,567	$(311,644)	$2,123,925

The table below summarizes the average balance of derivative holdings by the Series during the year ended December 31, 2020:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$5,466,170	$1,187,285
Futures contracts (average notional value)	111,151,304	76,250,025
CDS contracts (average notional value)*	5,423,158	—

*	Long represents buying protection and short represents selling protection.

9. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At December 31, 2020, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Gross Value of
				Gross Value of	Derivative
Counterparty				Derivative Asset	Liability	Net Position
JPMorgan Chase Bank				$—	$(395,382)	$(395,382)
		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received	Collateral Pledged	Pledged	Net Exposure(a)
JPMorgan Chase Bank	$(395,382)	$—	$—	$—	$—	$(395,382)

(a)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Diversified Income Series

10. Securities Lending (continued)

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

11. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs”) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the ’’Schedule of investments.”

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. General Motors Term Loan Litigation

The Series received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Series in 2009. Because it was believed that the Series was a secured creditor, the Series received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that the Series was unsecured creditor and, as an unsecured creditor, the Series should not have received payment in full. Based on available information related to the litigation and the Series’ potential exposure, the Series recorded a contingent liability of $4,351,308 and an asset of $1,305,392 based on the potential recoveries by the estate that resulted in a net decrease in the Series’ NAV to reflect this potential recovery.

The plaintiff and the term loan lenders, which included the Series, reached an agreement that resolved the disputes. The parties agreed to terms of a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.

The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Series recognizing a gain in the amount of the liability reversed.

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Diversified Income Series

14. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

15. Subsequent Events

On November 18, 2020, the Board approved the reorganization (Reorganization) of the Series into and with a substantially similar series and class of Lincoln Variable Insurance Products Trust. The Reorganization is subject to the approval of Series shareholders at a special shareholder meeting on April 7, 2021.

Management has determined that no other material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Diversified Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Diversified Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Series information (Unaudited)
Delaware VIP® Diversified Income Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%
Total Distributions (Tax Basis)	100.00%
____________________

(A)	is based on a percentage of the Series’ total distributions.

For the fiscal year ended December 31, 2020, certain interest income paid by the Fund has been determined to be Short-term Capital Gains, which may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended December 31, 2020, the Fund has reported maximum distributions of Short-term Capital Gains of $74,592,807.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Diversified Income Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Diversified Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized

DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Broadridge currently classifies the Series as a core plus bond fund. Management believes that it would be more appropriate to include the Series in the core plus bond/general bond funds category because it invests primarily in bonds allocated among all four sectors of the fixed income market. Accordingly, the Broadridge report prepared for the Series compares the Series’ performance to two separate Performance Universes – one, consisting of the Series and all core plus bond funds underlying variable insurance products, and the other, consisting of the Series and all general bond funds underlying variable insurance products. When compared to other core plus bond funds, the Broadridge report comparison showed that the Series’ total return for the 1-, 3-, and 10-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 5-year period was in the third quartile of its Performance Universe. When compared to other core plus bond/general bond funds, the Broadridge report comparison showed that the Series’ total return for the 1-year period was in the first quartile of its Performance Universe. The report further showed that Series’ total return for the 3-year period was in the second quartile of its Performance Universe and the Series’ total return for the 5- and 10-year periods was in the third quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

When compared to other core plus bond funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. When compared to other core plus bond/general bond funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Other Series information (Unaudited)
Delaware VIP® Diversified Income Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Diversified Income Series at a meeting held August 11-13, 2020 (continued)

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2020, the Series’ net assets exceeded the third breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1501855)
AR-VIPDIVINC-221

Delaware VIP® Trust

Delaware VIP Emerging Markets Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	2
Disclosure of Series expenses	4
Security type / country and sector allocations	5
Schedule of investments	6
Statement of assets and liabilities	9
Statement of operations	10
Statements of changes in net assets	11
Financial highlights	12
Notes to financial statements	14
Report of independent registered public accounting firm	23
Other Series information	24
Board of trustees / directors and officers addendum	27

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Emerging Markets Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek long-term capital appreciation.

For the fiscal year ended December 31, 2020, Delaware VIP® Emerging Markets Series (the “Series”) Standard Class shares gained 25.09%. The Series Service Class shares gained 24.69%. Both returns reflect reinvestment of all dividends. By comparison, the Series’ benchmark, the MSCI Emerging Markets Index, gained 18.31% (net) and 18.69% (gross) for the same period.

The MSCI Emerging Markets Index rose during the fiscal year ending December 31, 2020. Early in the period, emerging markets countries experienced sharp declines amid a market backdrop accented by extreme equity volatility, flight-to-safety, US dollar strength, falling oil prices, and sharp declines in economic activity. Global equity markets, however, rallied as they responded favorably to central banks’ monetary stimulus and easing COVID-19 restrictions in several countries. Reopening economies also generated optimism underpinned by a sharp recovery in commodities prices, including copper and oil.

Among countries, China contributed most to the Series’ relative performance due to favorable stock selection. Shares of white liquor companies Wuliangye Yibin Co. Ltd. and Kweichow Moutai Co. Ltd. outperformed. This was attributable to resilient pricing in the premium segment. Strong ecommerce demand benefited shares of JD.com Inc., which also outperformed.

In India, the Series’ overweight position in Reliance Industries Ltd. added to performance. Reliance further deleveraged its balance sheet through strategic stake sales of its digital and retail businesses.

In Taiwan, shares of Mediatek Inc. outperformed as growing demand for 5G products improved its profitability. Shares of Taiwan Semiconductor Manufacturing Co. Ltd. outperformed owing to the resilient demand for the company’s leading-edge technology.

The Series’ underweight position in South Africa was favorable in terms of asset allocation.

Conversely, Russia detracted most from relative performance due to the Series’ overweight allocation and unfavorable stock selection. Shares of Transneft, Rosneft Oil Co.,and Gazprom PJSC underperformed due to the weakening outlook for demand in the energy sector. We continue to believe, however, that these companies appear likely to remain highly cost-competitive and profitable.

In Mexico, a weaker macroeconomic outlook weighed on shares of Banco Santander Mexico S.A. Shares of Grupo Televisa SAB sold off as leveraged companies were more affected in the first half of 2020, while the weak economy may continue to negatively affect advertising demand. The Series’ position in Coca-Cola FEMSA SAB de CV also underperformed despite the more stable characteristics of its business. We believe that these franchises remain fundamentally sound and that valuations already reflect weakness in their business outlooks.

Among sectors, consumer staples, financials, and information technology contributed most to relative performance. In contrast, the communication services sector detracted most from relative performance due to the Series’ position in Grupo Televisa.

With COVID-19 still a focal point underpinning economic activity and policy making, markets are likely to remain volatile, in our view. Over the long term, we continue to believe that some trends will likely persist, including greater technology adoption, industry consolidation, consumption premiumization, accommodative monetary policy, and improvements in corporate governance. Our strategy remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects, and that trade at significant discounts to our estimates of their intrinsic value. We are particularly focused on companies that we believe could benefit from long-term changes in how people in emerging markets live and work.

Among countries, the Series currently holds overweight positions in South Korea, Russia, and Brazil. Conversely, the Series is currently underweight China, South Africa, Saudi Arabia, and Thailand. Sectors we currently favor include communication services, consumer staples, technology, and energy (largely due to the Series’ holding of Reliance Industries). The Series is most underweight to financials.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.     1

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10year	Lifetime
Standard Class shares (commenced operations on
May 1, 1997)	+25.09%	+8.90%	+15.64%	+5.09%	+8.21%
Service Class shares (commenced operations on
May 1, 2000)	+24.69%	+8.58%	+15.33%	+4.82%	+10.31%
MSCI Emerging Markets Index (gross)	+18.69%	+6.56%	+13.22%	+4.00%	—
MSCI Emerging Markets Index (net)	+18.31%	+6.17%	+12.81%	+3.63%	—

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.58%, while total operating expenses for Standard Class and Service Class shares were 1.28% and 1.58%, respectively. The management fee for Standard Class and Service Class shares was 1.24%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 1.28% of the Series’ average daily net assets from April 29, 2020 through April 30, 2021.* These waivers and reimbursements may be terminated only by agreement of the Manager and the Series. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Equity securities are subject to price fluctuation and possible loss of principal.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

2

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

____________________

*	The aggregate contractual waiver period covering this report is from May 1, 2019 through April 30, 2021.

Performance of a $10,000 investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
Delaware VIP Emerging Markets Series — Standard Class shares	$10,000	$16,437
MSCI Emerging Markets Index (gross)	$10,000	$14,799
MSCI Emerging Markets Index (net)	$10,000	$14,281

The graph shows a $10,000 investment in the Delaware VIP Emerging Markets Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the MSCI Emerging Markets Index for the period from December 31, 2010 through December 31, 2020. The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

3

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,338.50	1.28%	$7.52
Service Class	1,000.00	1,336.50	1.58%	9.28
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,018.70	1.28%	$6.50
Service Class	1,000.00	1,017.19	1.58%	8.01

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

4

Security type / country and sector allocations
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

As of December 31, 2020 (Unaudited)

(continues)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / country	of net assets
Common Stock by Country	93.53%
Argentina	0.63%
Bahrain	0.09%
Brazil	6.69%
Chile	0.68%
China/Hong Kong	32.85%
India	7.06%
Indonesia	0.36%
Japan	0.47%
Malaysia	0.08%
Mexico	3.26%
Peru	0.61%
Republic of Korea	19.78%
Russia	4.52%
South Africa	0.04%
Taiwan	15.49%
Turkey	0.62%
United Kingdom	0.30%
Convertible Preferred Stock	0.04%
Preferred Stock	6.52%
Participation Notes	0.00%
Short-Term Investments	0.03%
Total Value of Securities	100.12%
Liabilities Net of Receivables and Other Assets	(0.12% )
Total Net Assets	100.00%

Common stock, participation notes, and preferred	Percentage
stock by sector◆	of net assets
Communication Services	17.78%
Consumer Discretionary	10.54%
Consumer Staples	12.40%
Energy	10.72%
Financials	4.30%
Healthcare	0.81%
Industrials	0.72%
Information Technology*	38.75%
Materials	2.60%
Real Estate	0.68%
Utilities	0.75%
Total	100.05%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Series’ concentration guidelines, the Information Technology sector (as disclosed herein for financial reporting purposes) is divided into various subcategories or “industries,” in this case, Electronics, Internet and Semiconductors. As of December 31, 2020, such amounts, as a percentage of total net assets, were 1.98%, 5.42%, and 31.36%, respectively. The Semiconductors sector consisted of Electronic Components-Semiconductors and Semiconductor Components-Integrated Circuits. As of December 31, 2020, such amounts, as a percentage of total net assets were 21.03%, and 10.33%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the “Information Technology sector” for financial reporting purposes may exceed 25%.

5

Schedule of investments
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

December 31, 2020

	Number
	of shares	Value (US $)
Common Stock – 93.53%Δ
Argentina – 0.63%
Cablevision Holding GDR	262,838	$774,130
Cresud ADR †	326,731	1,565,041
Grupo Clarin GDR Class B 144A #, †	77,680	40,680
IRSA Inversiones y Representaciones ADR †	430,000	1,939,300
IRSA Propiedades Comerciales ADR	19,080	174,582
		4,493,733
Bahrain – 0.09%
Aluminium Bahrain GDR 144A #	91,200	620,497
		620,497
Brazil – 6.69%
AES Tiete Energia	310,668	988,669
Arcos Dorados Holdings
Class A	276,528	1,390,936
B2W Cia Digital †	1,521,448	22,147,142
Banco Bradesco ADR	732,696	3,853,981
Banco Santander Brasil
ADR	53,466	461,946
BRF ADR †	788,900	3,313,380
Itau Unibanco Holding ADR	1,049,325	6,390,389
Rumo †	217,473	805,549
Telefonica Brasil ADR	272,891	2,415,085
TIM ADR	155,003	2,157,642
Vale	149,527	2,517,449
Vale ADR	97,965	1,641,893
		48,084,061
Chile – 0.68%
Sociedad Quimica y Minera
de Chile ADR	100,000	4,909,000
		4,909,000
China/Hong Kong – 32.85%
Alibaba Group Holding
ADR †	137,900	32,093,467
Baidu ADR †	49,719	10,751,237
BeiGene †	167,800	3,398,229
China Mobile ADR	222,333	6,345,384
China Petroleum & Chemical ADR	31,177	1,390,494
CNOOC	2,386,000	2,209,815
iQIYI ADR †	59,542	1,040,794
JD.com ADR †	350,000	30,765,000
Kunlun Energy	3,360,900	2,904,634
Kweichow Moutai Class A	111,913	34,190,980
Ping An Insurance Group Co. of China Class H	324,000	3,970,358
Sohu.com ADR †	429,954	6,853,467
Tencent Holdings	720,000	52,380,860
Tencent Music
Entertainment Group
ADR †	159	3,059
Tianjin Development
Holdings	35,950	6,863
Tingyi Cayman Islands
Holding	1,582,000	2,701,814
Trip.com Group ADR †	120,588	4,067,433
Tsingtao Brewery Class H	797,429	8,352,358
Uni-President China Holdings	2,800,000	2,849,680
Weibo ADR †	40,000	1,639,600
Wuliangye Yibin Class A	630,892	28,154,658
		236,070,184
India – 7.06%
Indiabulls Real Estate GDR †	44,628	50,206
Natco Pharma	185,519	2,442,399
Reliance Industries	859,880	23,363,599
Reliance Industries GDR #	452,657	24,760,338
Sify Technologies ADR †	91,200	115,824
		50,732,366
Indonesia – 0.36%
Astra International	6,029,400	2,591,563
		2,591,563
Japan – 0.47%
Renesas Electronics †	324,700	3,398,632
		3,398,632
Malaysia – 0.08%
UEM Sunrise †	4,748,132	584,295
		584,295
Mexico – 3.26%
America Movil ADR Class L	162,815	2,367,330
Banco Santander Mexico ADR	276,900	1,426,035
Becle	1,571,000	3,955,230
Cemex ADR †	469,537	2,427,506
Coca-Cola Femsa ADR	75,784	3,493,643
Fomento Economico Mexicano ADR	19,186	1,453,723
Grupo Financiero Banorte Class O †	440,979	2,429,878
Grupo Lala	606,200	466,694

6

	Number
	of shares	Value (US $)
Common StockΔ (continued)
Mexico (continued)
Grupo Televisa ADR †	656,458	$5,409,214
		23,429,253
Peru – 0.61%
Cia de Minas Buenaventura ADR †	356,605	4,347,015
		4,347,015
Republic of Korea – 19.78%
Fila Holdings	101,760	4,103,766
LG Display ADR †	174,674	1,474,249
LG Electronics	34,353	4,277,694
LG Uplus	250,922	2,717,070
Samsung Electronics	671,359	50,134,083
Samsung Life Insurance	66,026	4,818,021
SK Hynix †	360,000	39,322,262
SK Telecom	52,491	11,535,715
SK Telecom ADR	971,935	23,792,969
		142,175,829
Russia – 4.52%
ENEL RUSSIA PJSC GDR	15,101	9,187
Etalon Group GDR #, †	354,800	613,804
Gazprom PJSC ADR	1,043,900	5,839,577
Mail.Ru Group GDR †	71,300	1,875,190
Rosneft Oil PJSC GDR	1,449,104	8,172,947
Sberbank of Russia PJSC	2,058,929	7,548,397
Surgutneftegas PJSC ADR	294,652	1,360,703
T Plus PJSC =	25,634	0
Yandex Class A †	101,902	7,090,341
		32,510,146
South Africa – 0.04%
Sun International †	210,726	177,529
Tongaat Hulett †	182,915	121,362
		298,891
Taiwan – 15.49%
Hon Hai Precision Industry	3,881,564	12,709,228
MediaTek	1,045,000	27,781,871
Taiwan Semiconductor Manufacturing	3,756,864	70,864,044
		111,355,143
Turkey – 0.62%
Turkcell Iletisim Hizmetleri	677,165	1,466,750
Turkiye Sise ve Cam Fabrikalari	3,008,750	2,958,962
		4,425,712
United Kingdom – 0.30%
Griffin Mining †	1,642,873	2,145,531
		2,145,531
Total Common Stock
(cost $439,516,162)		672,171,851

Convertible Preferred Stock – 0.04%
Republic of Korea – 0.04%
CJ	4,204	280,574
Total Convertible Preferred Stock
(cost $470,723)		280,574

Preferred Stock – 6.52%Δ
Brazil – 0.65%
Centrais Eletricas
Brasileiras Class B
4.94%	216,779	1,544,188
Petroleo Brasileiro ADR †	285,509	3,157,730
		4,701,918
Republic of Korea – 4.92%
CJ 3.27%	28,030	1,465,237
Samsung Electronics
1.42%	499,750	33,901,522
		35,366,759
Russia – 0.95%
Transneft PJSC 8.22%	3,606	6,844,189
		6,844,189
Total Preferred Stock
(cost $16,880,353)		46,912,866

Participation Notes – 0.00%
Lehman Indian Oil
CW 12 LEPO =	100,339	0
Lehman Oil & Natural Gas
CW 12 LEPO =	146,971	0
Total Participation Notes
(cost $4,952,197)		0

Short-Term Investments – 0.03%
Money Market Mutual Funds – 0.03%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	49,631	49,631
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	49,631	49,631

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

	Number
	of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	49,631	$49,631
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	49,631	49,631
Total Short-Term Investments
(cost $198,524)		198,524
Total Value of
Securities–100.12%
(cost $462,017,959)		$719,563,815

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 5 in “Security type / country and sector allocations.”
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2020, the aggregate value of Rule 144A securities was $26,035,319, which represents 3.62% of the Series’ net assets. See Note 10 in “Notes to financial statements.”
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt
GDR – Global Depositary Receipt
GS – Goldman Sachs
LEPO – Low Exercise Price Option
PJSC – Private Joint Stock Company

See accompanying notes, which are an integral part of the financial statements.

8

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

December 31, 2020

Assets:
Investments, at value*	$719,563,815
Cash	41,316
Foreign currencies, at valueΔ	762,256
Dividends receivable	1,610,742
Receivable for series shares sold	91,684
Total Assets	722,069,813
Liabilities:
Foreign capital gains tax payable	1,681,797
Investment management fees payable to affiliates	699,957
Payable for series shares redeemed	668,040
Custodian fees payable	162,653
Distribution fees payable to affiliates	93,609
Reports and statements to shareholders expenses payable to non-affiliates	33,006
Other accrued expenses	26,656
Pricing fees payable	9,079
Audit and tax fees payable	5,260
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,442
Accounting and administration expenses payable to affiliates	2,316
Trustees’ fees and expenses payable to affiliates	2,093
Legal fees payable to affiliates	1,147
Reports and statements to shareholders expenses payable to affiliates	722
Total Liabilities	3,390,777
Total Net Assets	$718,679,036

Net Assets Consist of:
Paid-in capital	$458,252,059
Total distributable earnings (loss)	260,426,977
Total Net Assets	$718,679,036

Net Asset Value
Standard Class:
Net assets	$339,347,835
Shares of beneficial interest outstanding, unlimited authorization, no par	11,534,099
Net asset value per share	$29.42
Service Class:
Net assets	$379,331,201
Shares of beneficial interest outstanding, unlimited authorization, no par	12,941,856
Net asset value per share	$29.31
____________________
*	Investments, at cost	$462,017,959
Δ	Foreign currencies, at cost	754,126

See accompanying notes, which are an integral part of the financial statements.

9

Statement of operations
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Year ended December 31, 2020

Investment Income:
Dividends	$12,911,586
Foreign tax withheld	(2,076,539)
10,835,047
Expenses:
Management fees	7,814,868
Distribution expenses — Service Class	983,070
Custodian fees	317,625
Accounting and administration expenses	142,917
Reports and statements to shareholders expenses	77,691
Dividend disbursing and transfer agent fees and expenses	52,289
Audit and tax fees	46,395
Legal fees	38,726
Trustees’ fees and expenses	35,915
Registration fees	17
Other	26,457
9,535,970
Less expenses waived	(491,111)
Less expenses paid indirectly	(4)
Total operating expenses	9,044,855
Net Investment Income	1,790,192
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	12,516,592
Foreign currencies	(16,039)
Foreign currency exchange contracts	(36,798)
Net realized gain	12,463,755
Net change in unrealized appreciation (depreciation) of:
Investments[1]	134,254,174
Foreign currencies	8,680
Net change in unrealized appreciation (depreciation)	134,262,854
Net Realized and Unrealized Gain	146,726,609
Net Increase in Net Assets Resulting from Operations	$148,516,801

[1]	Includes $(405,553) capital gains tax paid and $(1,681,797) capital gains tax accrued.

See accompanying notes, which are an integral part of the financial statements.

10

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

	Year ended
	12/31/20	12/31/19
Increase in Net Assets from Operations:
Net investment income	$1,790,192	$4,376,258
Net realized gain	12,463,755	12,238,870
Net change in unrealized appreciation (depreciation)	134,262,854	110,762,472
Net increase in net assets resulting from operations	148,516,801	127,377,600

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(8,232,867)	(8,257,932)
Service Class	(7,811,796)	(8,689,861)
	(16,044,663)	(16,947,793)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	32,698,341	70,533,764
Service Class	22,978,468	23,247,432

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	8,232,867	8,257,932
Service Class	7,811,796	8,689,861
	71,721,472	110,728,989
Cost of shares redeemed:
Standard Class	(92,309,163)	(36,839,690)
Service Class	(79,894,429)	(57,751,699)
	(172,203,592)	(94,591,389)
Increase (decrease) in net assets derived from capital share transactions	(100,482,120)	16,137,600
Net Increase in Net Assets	31,990,018	126,567,407

Net Assets:
Beginning of year	686,689,018	560,121,611
End of year	$718,679,036	$686,689,018

See accompanying notes, which are an integral part of the financial statements.

11

Financial highlights
Delaware VIP® Emerging Markets Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$24.27	$20.36	$25.06	$17.94	$16.27

Income (loss) from investment operations
Net investment income[1]	0.10	0.19	0.16	0.53	0.09
Net realized and unrealized gain (loss)	5.65	4.35	(3.98)	6.72	2.15
Total from investment operations	5.75	4.54	(3.82)	7.25	2.24

Less dividends and distributions from:
Net investment income	(0.18)	(0.15)	(0.80)	(0.13)	(0.19)
Net realized gain	(0.42)	(0.48)	(0.08)	—	(0.38)
Total dividends and distributions	(0.60)	(0.63)	(0.88)	(0.13)	(0.57)

Net asset value, end of period	$29.42	$24.27	$20.36	$25.06	$17.94
Total return[2]	25.09% [3]	22.63% [3]	(15.81% )	40.55% [3]	13.93% [3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$339,348	$328,524	$236,592	$291,019	$196,918
Ratio of expenses to average net assets[4]	1.28%	1.30%	1.34%	1.36%	1.37%
Ratio of expenses to average net assets prior to fees waived[4]	1.36%	1.34%	1.34%	1.38%	1.40%
Ratio of net investment income to average net assets	0.44%	0.86%	0.71%	2.40%	0.53%
Ratio of net investment income to average net assets prior to
fees waived	0.36%	0.82%	0.71%	2.38%	0.50%
Portfolio turnover	3%	20%	11%	6%	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

12

Delaware VIP® Emerging Markets Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$24.17	$20.28	$24.97	$17.88	$16.21

Income (loss) from investment operations
Net investment income[1]	0.03	0.12	0.10	0.48	0.05
Net realized and unrealized gain (loss)	5.64	4.34	(3.97)	6.69	2.14
Total from investment operations	5.67	4.46	(3.87)	7.17	2.19

Less dividends and distributions from:
Net investment income	(0.11)	(0.09)	(0.74)	(0.08)	(0.14)
Net realized gain	(0.42)	(0.48)	(0.08)	—	(0.38)
Total dividends and distributions	(0.53)	(0.57)	(0.82)	(0.08)	(0.52)

Net asset value, end of period	$29.31	$24.17	$20.28	$24.97	$17.88
Total return[2]	24.69%	22.25%	(16.03% )	40.22%	13.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$379,331	$358,165	$323,530	$386,207	$310,258
Ratio of expenses to average net assets[3]	1.58%	1.60%	1.62%	1.61%	1.62%
Ratio of expenses to average net assets prior to fees waived[3]	1.66%	1.64%	1.64%	1.68%	1.70%
Ratio of net investment income to average net assets	0.14%	0.56%	0.43%	2.15%	0.28%
Ratio of net investment income to average net assets prior to
fees waived	0.06%	0.52%	0.41%	2.08%	0.20%
Portfolio turnover	3%	20%	11%	6%	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

13

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Emerging Markets Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under

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“Net realized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the Statement of operations under Custodian fees with the corresponding expenses offset included under Less expenses paid indirectly. There were no such earnings credits for the year ended December 31, 2020.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $4 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 1.25% on the first $500 million of average daily net assets of the Series, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, and 1.10% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 1.28% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $25,528 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $47,280 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $23,230 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from May 1, 2019 through April 30, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$17,464,229
Sales	140,227,640

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$463,734,491
Aggregate unrealized appreciation of investments	$368,373,200
Aggregate unrealized depreciation of investments	(112,543,876)
Net unrealized appreciation of investments	$255,829,324

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US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series investments by fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock
Argentina	$3,678,923	$814,810	$—	$4,493,733
Bahrain	—	620,497	—	620,497
Brazil	48,084,061	—	—	48,084,061
Chile	4,909,000	—	—	4,909,000
China/Hong Kong	236,070,184	—	—	236,070,184
India	50,682,160	50,206	—	50,732,366
Indonesia	—	2,591,563	—	2,591,563
Japan	—	3,398,632	—	3,398,632
Malaysia	584,295	—	—	584,295
Mexico	23,429,253	—	—	23,429,253
Peru	4,347,015	—	—	4,347,015
Republic of Korea	25,267,218	116,908,611	—	142,175,829
Russia	24,338,758	8,171,388	—	32,510,146
South Africa	298,891	—	—	298,891
Taiwan	111,355,143	—	—	111,355,143
Turkey	4,425,712	—	—	4,425,712
United Kingdom	2,145,531	—	—	2,145,531
Convertible Preferred Stock	—	280,574	—	280,574
Participation Notes	—	—	—	—

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Preferred Stock[1]	$4,701,918	$42,210,948	$—	$46,912,866
Short-Term Investments	198,524	—	—	198,524
Total Value of Securities	$544,516,586	$175,047,229	$—	$719,563,815

[1]	Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Preferred Stock	10.02%	89.98%	—	100.00%

As a result of utilizing international fair value pricing at December 31, 2020, a portion of the common stock in the portfolio was categorized as Level 2.

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$4,294,552	$4,437,571
Long-term capital gains	11,750,111	12,510,222
Total	$16,044,663	$16,947,793

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$458,252,059
Undistributed ordinary income	1,307,910
Undistributed long-term capital gains	3,289,743
Unrealized appreciation (depreciation) of investments and foreign
currencies	255,829,324
Net assets	$718,679,036

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

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For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	1,432,267	3,214,805
Service Class	1,059,365	1,082,423
Shares issued upon reinvestment of dividends and distributions:
Standard Class	432,399	373,662
Service Class	410,931	394,098
	3,334,962	5,064,988
Shares redeemed:
Standard Class	(3,864,536)	(1,672,952)
Service Class	(3,347,167)	(2,612,730)
	(7,211,703)	(4,285,682)
Net increase (decrease)	(3,876,741)	779,306

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Series may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also enter these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

8. Derivatives (continued)

When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2020.

During the year ended December 31, 2020, the Series entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

During the year ended December 31, 2020, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of operations.”

The table below summarizes the average balance of derivative holdings by the Series during the year ended December 31, 2020:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$1,318	$82,550

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable,

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on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

10. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Emerging Markets Series

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Emerging Markets Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Emerging Markets Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

23

Other Series information (Unaudited)
Delaware VIP® Emerging Markets Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	73.23%
(B) Ordinary Income Distributions (Tax Basis)	26.77%
Total Distributions (Tax Basis)	100.00%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $2,223,716. The gross foreign source income earned during the fiscal year ended December 31, 2020 by the Series was $12,908,624.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIPEmerging Markets Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIPEmerging Markets Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

24

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all emerging markets funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

25

Other Series information (Unaudited)
Delaware VIP® Emerging Markets Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIPEmerging Markets Series at a meeting held August 11-13, 2020 (continued)

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

26

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

27

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

28

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

29

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

30

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

31

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1501855)
AR-VIPEM-221

Delaware VIP® Trust

Delaware VIP High Yield Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	6
Security type / sector allocation	7
Schedule of investments	8
Statement of assets and liabilities	14
Statement of operations	15
Statements of changes in net assets	16
Financial highlights	17
Notes to financial statements	19
Report of independent registered public accounting firm	28
Other Series information	29
Board of trustees / directors and officers addendum	32

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® High Yield Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP High Yield Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek total return and, as a secondary objective, high current income.

For the fiscal year ended December 31, 2020, Delaware VIP High Yield Series (the “Series”) Standard Class shares gained 7.24% and Service Class shares gained 6.89%. Both figures represent all distributions reinvested. For the same period, the Series’ benchmark, the ICE BofA US High Yield Constrained Index, gained 6.07%.

The first quarter of the Series’ fiscal year presented a relatively benign market environment compared with the tumultuous months that followed. As 2020 began, high yield investors found themselves digesting the up-and-down progress of US-China trade negotiations. Abroad, oil prices were disrupted following the bombing of refineries in Saudi Arabia. Domestically, concerns over weakening manufacturing and an inverted yield curve seemed to be resolved as the US Federal Reserve cut interest rates by 25 basis points and unemployment reached record lows. High yield bonds benefited in January, showing modest coupon-driven gains. (A basis point equals one hundredth of a percentage point.)

The positive news ended abruptly in February amid reports that a novel coronavirus was spreading widely outside of China. Over the ensuing four weeks, large swaths of the US economy were shuttered. Some high yield bond prices plunged 20% or more, and spreads widened to nearly 1,100 basis points over Treasurys. In late March, both Congress and the Fed stepped in with unprecedented amounts of fiscal and monetary relief for an economy in need of life support. Investors responded as intended and the pandemic-induced selloff in virtually all risk assets abated almost as abruptly it had begun.

As part of its monetary rescue package, the Fed pledged to be an available lender of last resort to certain investors in sub-investment-grade credit. This was unprecedented, and some investors interpreted it as a promise to backstop the entire sector if needed. As the economy reopened during the second half of the Series’ fiscal year, high yield spreads fell roughly 700 basis points, to stand a mere 40 basis points above January’s pre-COVID-19 level.

In part, inflows of $35 billion, the vast majority of which materialized after the government’s economic resuscitation efforts in March, powered the rally in high yield. Notably, some of the late-period demand for BB-rated securities originated from investors not generally considered buyers of high yield. We were not surprised, considering that the yields on Treasurys, the traditional flight-to-quality instruments, were 0.11% (3-month), 0.17% (1-year), and 0.70% (10-year) on March 31, 2020. At these levels, the relatively sound fundamentals of companies in the top tier of the high yield universe seemed to represent favorable value for investors. Issuing companies also benefited as low rates and tightening spreads encouraged them to build cash reserves and refinance existing debt.

The volatile environment for financial assets sparked sudden shifts in leadership among the various credit tiers of the high yield market. BB-rated debt outperformed during the selloff that began in February, and CCC-rated bonds led the rebound during the risk-on rally in June and August. By fiscal year end, however, investor appetite for risk had increased with the introduction of vaccines with high efficacy rates and with more clarity around potential stimulus due to the election results. As such, CCC-rated securities significantly outperformed in November and December.

Among industry groups, energy – representing about 12% of the high yield universe – was a major laggard. A price war between Russia and Saudi Arabia dovetailed with the catastrophic collapse in worldwide demand to produce a precipitous drop in oil prices that pressured highly levered producers. Predictably, COVID-19 also affected industries such as leisure, retail, and airlines, which underperformed. Outperforming groups included interest-rate-sensitive sectors such as automotive and homebuilders; technology, which rode a powerful wave of investor interest in companies deemed well adapted to a stay-at-home economy, and traditional defensive sectors such as healthcare, financials, insurance, and consumer staples.

The Series retained an overweight position in defensive sectors relative to the benchmark during much of the fiscal year. This reflected both our usual fundamentals-driven approach to risk taking and our ability to make what we viewed as an opportunistic move in response to modestly extended valuations in many sectors of the high yield market. As the pandemic gripped investor sentiment in March, we sold select names that we deemed to be particularly vulnerable to economic fallout from COVID-related changes in consumer demand. Those liquidations temporarily raised the Series’ cash position to roughly 6% of assets, an unusually high allocation for the Series.

Counterintuitively, the securities that investors liquidated in the early stages of the pandemic were in the higher-quality segment of the market. Lower-rated credits became seemingly so illiquid as to be virtually untradable at anything other than fire-sale prices. However, after the Fed injected liquidity into the financial system in late March, we deployed the Series’ excess cash into bonds that we believed were targets of

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP High Yield Series

liquidity-based selling. This tactic played out favorably over the remainder of the fiscal year. In effect, the Series’ cash positioning allowed us to buy when others were selling and to sell when others were buying.

At the sector level, the Series’ allocation to telecommunications, technology, and transportation companies outperformed the benchmark because of strong security selection within all three sectors. Conversely, the Series’ underweight to the retail and automotive sectors detracted from performance relative to the benchmark. The Series also lagged the benchmark within the homebuilder sector because of poor credit selection.

Among individual holdings, BMC Software Inc. and Sprint Corp. contributed to outperformance. Both companies continued to exhibit solid credit profiles even in the face of a fast-weakening economy. These companies enjoyed the additional benefit of operating in defensive sectors of the high yield market (technology and telecommunications, respectively), which risk-averse investors tend to prefer. The Series’ position in mining company Freeport-McMoRan Inc. also outperformed on soaring gold and copper prices.

The Series’ positions in energy-related businesses Summit Midstream Partners LP, Oasis Petroleum Inc.,and Chesapeake Energy Corp. detracted from relative performance. As noted previously, the steep drop in crude oil prices earlier in the calendar year affected the balance sheets of many lower-quality, highly levered companies in the oil and gas industry.

As of fiscal year end, the magnitude of the pandemic and its short- and long-term effects on global economies is still very much uncertain, despite the underlying support provided by the relief package passed by the US Congress. However, we think the enthusiasm surrounding additional stimulus and vaccine rollouts have bolstered investor risk appetites heading into 2021. As such, the high yield market has continued to see steady inflows into the asset class as investors search for yield and convexity (a risk-management tool used to measure and manage a portfolio’s exposure to market risk). Despite the recent market exuberance, we remain disciplined in our approach to adding risk, since we believe the high yield market could experience bouts of volatility as the impact on revenues, cash flows, and balance sheets are assessed in the coming quarters. We will continue to underpin our disciplined approach to adding risk by our fundamental bottom-up (bond-by-bond) approach to portfolio construction, with a keen eye toward operational execution and balance sheet strength.

2

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP High Yield Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
July 28, 1988)	+7.24%	+6.05%	+7.73%	+5.94%	+6.77%
Service Class shares (commenced operations on
May 1, 2000)	+6.89%	+5.73%	+7.44%	+5.67%	+6.11%
ICE BofA US High Yield Constrained Index	+6.07%	+5.85%	+8.42%	+6.61%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.04%, while total operating expenses for Standard Class and Service Class shares were 0.74% and 1.04%, respectively. The management fee for Standard Class and Service Class shares was 0.65%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.74% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* Prior to April 30, 2019, the waiver was 0.75% of the Series’ average daily net assets. These waivers and reimbursements may be terminated only by agreement of the Manager and the Series. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP High Yield Series

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.
____________________

*	The aggregate contractual waiver period covering this report is from May 1, 2019 through April 30, 2021.

Performance of a $10,000 Investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
ICE BofA US High Yield Constrained Index	$10,000	$18,791
Delaware VIP High Yield Series — Standard Class shares	$10,000	$17,802

The graph shows a $10,000 investment in the Delaware VIP High Yield Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the ICE BofA US High Yield Constrained Index for the period from December 31, 2010 through December 31, 2020. The ICE BofA US High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

4

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

5

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,111.10	0.74%	$3.93
Service Class	1,000.00	1,109.20	1.04%	5.51
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.42	0.74%	$3.76
Service Class	1,000.00	1,019.91	1.04%	5.28

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

6

Security type / sector allocation
Delaware VIP® Trust — Delaware VIP High Yield Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Convertible Bond	0.13%
Corporate Bonds	87.54%
Banking	2.46%
Basic Industry	10.83%
Capital Goods	5.89%
Communications	10.82%
Consumer Cyclical	6.82%
Consumer Non-Cyclical	3.81%
Energy	11.15%
Financial Services	4.58%
Healthcare	6.81%
Insurance	1.93%
Media	6.50%
Real Estate	1.80%
Services	4.19%
Technology & Electronics	5.13%
Transportation	2.51%
Utilities	2.31%
Loan Agreements	7.63%
Common Stock	0.00%
Short-Term Investments	3.75%
Total Value of Securities	99.05%
Receivables and Other Assets Net of
Liabilities	0.95%
Total Net Assets	100.00%
7

Schedule of investments
Delaware VIP® Trust — Delaware VIP High Yield Series

December 31, 2020

	Principal
	amount°	Value (US $)
Convertible Bond — 0.13%
PDC Energy 1.125%
exercise price $85.39,
maturity date 9/15/21	255,000	$250,303
Total Convertible Bond
(cost $245,119)		250,303

Corporate Bonds — 87.54%
Banking — 2.46%
Barclays 6.125% µ, ψ	915,000	988,225
Deutsche Bank 6.00%
µ, ψ	800,000	804,000
Natwest Group 8.625%
µ, ψ	1,385,000	1,440,580
Popular 6.125% 9/14/23	1,476,000	1,599,460
		4,832,265
Basic Industry — 10.83%
Allegheny Technologies
5.875% 12/1/27	1,385,000	1,460,309
Avient 144A 5.75%
5/15/25 #	1,287,000	1,369,046
Blue Cube Spinco 10.00%
10/15/25	340,000	360,400
Cemex 144A 7.375%
6/5/27 #	520,000	592,410
Chemours 144A 5.75%
11/15/28 #	1,445,000	1,476,609
First Quantum Minerals
144A 6.875%
10/15/27 #	680,000	738,650
144A 7.25% 4/1/23 #	865,000	892,853
144A 7.50% 4/1/25 #	745,000	776,663
Freeport-McMoRan 5.45%
3/15/43	1,158,000	1,443,864
GrafTech Finance 144A
4.625% 12/15/28 #	270,000	274,061
Hudbay Minerals
144A 6.125% 4/1/29 #	425,000	459,000
144A 7.625%
1/15/25 #	455,000	473,484
Intertape Polymer Group
144A 7.00%
10/15/26 #	760,000	808,693
Joseph T Ryerson & Son
144A 8.50% 8/1/28 #	301,000	341,447
Kraton Polymers 144A
7.00% 4/15/25 #	960,000	1,011,360
LBM Acquisition 144A
6.25% 1/15/29 #	360,000	375,194
M/I Homes 4.95% 2/1/28	1,193,000	1,266,578
Mattamy Group
144A 4.625% 3/1/30 #	290,000	307,899
144A 5.25%
12/15/27 #	775,000	821,984
New Gold
144A 6.375%
5/15/25 #	70,000	73,281
144A 7.50% 7/15/27 #	340,000	376,763
Novelis
144A 4.75% 1/30/30 #	255,000	275,206
144A 5.875%
9/30/26 #	445,000	465,581
Olin 5.00% 2/1/30	460,000	490,965
PowerTeam Services 144A
9.033% 12/4/25 #	1,715,000	1,912,414
Tronox 144A 6.50%
4/15/26 #	670,000	698,475
WESCO Distribution 144A
7.25% 6/15/28 #	220,000	250,513
White Cap Buyer 144A
6.875% 10/15/28 #	1,365,000	1,457,991
		21,251,693
Capital Goods — 5.89%
ARD Finance PIK 144A
6.50% 6/30/27 #, >	820,000	876,375
Ardagh Packaging Finance
144A 5.25% 8/15/27 #	590,000	619,978
ATS Automation Tooling
Systems 144A 4.125%
12/15/28 #	360,000	367,200
Bombardier
144A 7.50% 3/15/25 #	615,000	571,181
144A 7.875%
4/15/27 #	505,000	465,090
Energizer Holdings 144A
4.375% 3/31/29 #	755,000	782,950
Granite US Holdings 144A
11.00% 10/1/27 #	865,000	964,475
Griffon 5.75% 3/1/28	975,000	1,032,710
Reynolds Group Issuer
144A 4.00%
10/15/27 #	945,000	969,806
Spirit AeroSystems 144A
5.50% 1/15/25 #	925,000	976,939
Terex 144A 5.625%
2/1/25 #	500,000	516,000
Titan Acquisition 144A
7.75% 4/15/26 #	335,000	347,563

8

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
TransDigm
144A 6.25% 3/15/26 #	1,354,000	$1,443,709
144A 8.00%
12/15/25 #	170,000	188,290
Vertical Holdco 144A
7.625% 7/15/28 #	875,000	955,391
Welbilt 9.50% 2/15/24	464,000	480,433
		11,558,090
Communications — 10.82%
Altice Financing 144A
5.00% 1/15/28 #	620,000	636,089
Altice France Holding 144A
6.00% 2/15/28 #	2,925,000	2,967,661
C&W Senior Financing
144A 6.875%
9/15/27 #	1,221,000	1,320,353
Cablevision Lightpath
144A 3.875%
9/15/27 #	645,000	649,838
144A 5.625%
9/15/28 #	335,000	351,122
CenturyLink
144A 4.50% 1/15/29 #	535,000	545,366
144A 5.125%
12/15/26 #	970,000	1,025,693
Cincinnati Bell 144A
7.00% 7/15/24 #	1,140,000	1,189,151
Connect Finco 144A
6.75% 10/1/26 #	1,990,000	2,146,354
Frontier Communications
144A 5.875%
10/15/27 #	515,000	557,809
144A 6.75% 5/1/29 #	855,000	916,453
LCPR Senior Secured
Financing 144A 6.75%
10/15/27 #	580,000	624,950
Level 3 Financing 144A
4.25% 7/1/28 #	1,045,000	1,074,783
Sprint
7.125% 6/15/24	405,000	474,113
7.625% 3/1/26	555,000	689,704
7.875% 9/15/23	1,250,000	1,448,812
Sprint Capital 8.75%
3/15/32	200,000	316,875
T-Mobile USA
6.00% 4/15/24	685,000	694,254
6.50% 1/15/26	1,189,000	1,232,101
Windstream Escrow 144A
7.75% 8/15/28 #	728,000	734,461
Zayo Group Holdings 144A
6.125% 3/1/28 #	1,540,000	1,631,199
		21,227,141
Consumer Cyclical — 6.82%
Adient Global Holdings
144A 4.875%
8/15/26 #	255,000	262,331
Allison Transmission 144A
5.875% 6/1/29 #	785,000	870,459
Boyd Gaming 4.75%
12/1/27	965,000	1,004,382
Caesars Entertainment
144A 6.25% 7/1/25 #	575,000	613,097
144A 8.125% 7/1/27 #	470,000	520,914
Carnival 144A 7.625%
3/1/26 #	970,000	1,058,624
Ford Motor
8.50% 4/21/23	680,000	767,839
9.00% 4/22/25	210,000	258,328
Ford Motor Credit
3.37% 11/17/23	515,000	525,836
3.375% 11/13/25	505,000	517,782
4.125% 8/17/27	485,000	508,644
4.542% 8/1/26	510,000	545,062
5.584% 3/18/24	460,000	496,800
General Motors Financial
5.70% µ, ψ	340,000	375,700
L Brands
144A 6.875% 7/1/25 #	420,000	456,662
6.875% 11/1/35	294,000	330,566
144A 9.375% 7/1/25 #	385,000	474,031
MGM Resorts International
4.75% 10/15/28	1,310,000	1,406,606
Scientific Games
International
144A 7.25%
11/15/29 #	455,000	500,131
144A 8.25% 3/15/26 #	778,000	839,699
Six Flags Entertainment
144A 4.875%
7/31/24 #	575,000	577,599
Station Casinos 144A
5.00% 10/1/25 #	465,000	471,243
		13,382,335
Consumer Non-Cyclical — 3.81%
JBS USA LUX
144A 5.50% 1/15/30 #	525,000	603,887
144A 6.50% 4/15/29 #	720,000	839,952

9

Schedule of investments
Delaware VIP® Trust — Delaware VIP High Yield Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Kraft Heinz Foods
5.00% 7/15/35	460,000	$557,827
5.20% 7/15/45	765,000	909,661
Pilgrim’s Pride 144A
5.75% 3/15/25 #	945,000	971,318
Post Holdings 144A 5.50%
12/15/29 #	1,035,000	1,130,763
Spectrum Brands
144A 5.00% 10/1/29 #	995,000	1,071,018
144A 5.50% 7/15/30 #	255,000	275,241
United Natural Foods 144A
6.75% 10/15/28 #	1,070,000	1,120,804
		7,480,471
Energy — 11.15%
Apache
4.75% 4/15/43	600,000	623,244
4.875% 11/15/27	455,000	482,983
CNX Resources
144A 6.00% 1/15/29 #	970,000	995,569
144A 7.25% 3/14/27 #	455,000	487,428
Continental Resources
3.80% 6/1/24	945,000	975,122
Crestwood Midstream
Partners 144A 5.625%
5/1/27 #	1,140,000	1,130,737
DCP Midstream Operating
5.125% 5/15/29	1,365,000	1,516,256
EQM Midstream Partners
144A 6.50% 7/1/27 #	675,000	761,029
Genesis Energy 8.00%
1/15/27	1,480,000	1,476,300
Murphy Oil 5.875%
12/1/27	1,475,000	1,454,261
Murphy Oil USA 5.625%
5/1/27	855,000	907,206
NuStar Logistics
6.00% 6/1/26	1,022,000	1,107,056
6.375% 10/1/30	1,052,000	1,193,678
Occidental Petroleum
3.00% 2/15/27	535,000	477,153
3.50% 8/15/29	510,000	467,553
6.125% 1/1/31	975,000	1,045,882
6.625% 9/1/30	670,000	728,458
PDC Energy
5.75% 5/15/26	1,167,000	1,207,116
6.125% 9/15/24	355,000	365,467
Precision Drilling 144A
7.125% 1/15/26 #	810,000	707,584
Southwestern Energy
7.75% 10/1/27	908,000	982,070
Targa Resources Partners
144A 4.875% 2/1/31 #	775,000	842,037
5.375% 2/1/27	925,000	973,734
Western Midstream
Operating 4.75%
8/15/28	935,000	974,737
		21,882,660
Financial Services — 4.58%
AerCap Holdings 5.875%
10/10/79 µ	620,000	637,611
AerCap Ireland Capital
DAC 6.50% 7/15/25	910,000	1,088,510
Ally Financial 8.00%
11/1/31	770,000	1,131,914
Credit Suisse Group 144A
4.50% #, µ, Ψ	930,000	936,882
DAE Funding
144A 4.50% 8/1/22 #	250,000	253,550
144A 5.75%
11/15/23 #	1,675,000	1,723,156
DAE Sukuk DIFC 144A
3.75% 2/15/26 #	775,000	798,250
Stena International 144A
6.125% 2/1/25 #	330,000	326,700
United Shore Financial
Services 144A 5.50%
11/15/25 #	855,000	903,094
VistaJet Malta Finance
144A 10.50% 6/1/24 #	1,145,000	1,176,488
		8,976,155
Healthcare — 6.81%
Bausch Health 144A
6.25% 2/15/29 #	1,310,000	1,424,874
Cheplapharm Arzneimittel
144A 5.50% 1/15/28 #	935,000	978,244
CHS
144A 5.625%
3/15/27 #	935,000	1,006,527
144A 8.00% 3/15/26 #	480,000	517,680
Encompass Health 4.75%
2/1/30	659,000	707,067
Hadrian Merger Sub 144A
8.50% 5/1/26 #	920,000	953,175
HCA
5.375% 2/1/25	585,000	658,719
7.58% 9/15/25	580,000	701,800
Jaguar Holding II 144A
5.00% 6/15/28 #	850,000	908,437

10

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Healthcare (continued)
Ortho-Clinical Diagnostics
144A 7.25% 2/1/28 #	440,000	$465,025
144A 7.375% 6/1/25 #	950,000	1,013,531
Surgery Center Holdings
144A 10.00%
4/15/27 #	490,000	542,369
Tenet Healthcare
144A 6.125%
10/1/28 #	960,000	1,003,709
6.75% 6/15/23	510,000	549,168
6.875% 11/15/31	851,000	900,835
Verscend Escrow 144A
9.75% 8/15/26 #	950,000	1,031,344
		13,362,504
Insurance — 1.93%
AssuredPartners 144A
5.625% 1/15/29 #	360,000	376,200
GTCR AP Finance 144A
8.00% 5/15/27 #	368,000	400,550
HUB International 144A
7.00% 5/1/26 #	1,325,000	1,387,003
USI 144A 6.875%
5/1/25 #	1,585,000	1,629,562
		3,793,315
Media — 6.50%
CCO Holdings
144A 4.50% 8/15/30 #	2,040,000	2,167,510
144A 4.50% 5/1/32 #	230,000	245,863
144A 5.375% 6/1/29 #	765,000	839,503
Clear Channel Worldwide
Holdings 9.25%
2/15/24	1,188,000	1,205,945
CSC Holdings
144A 4.625%
12/1/30 #	945,000	987,653
144A 5.75% 1/15/30 #	1,450,000	1,591,382
Cumulus Media New
Holdings 144A 6.75%
7/1/26 #	854,000	874,611
Gray Television 144A
7.00% 5/15/27 #	900,000	986,625
Netflix 144A 4.875%
6/15/30 #	520,000	598,975
Nexstar Broadcasting
144A 4.75% 11/1/28 #	680,000	712,725
144A 5.625%
7/15/27 #	695,000	745,606
Scripps Escrow II 144A
5.375% 1/15/31 #	360,000	379,253
Terrier Media Buyer 144A
8.875% 12/15/27 #	1,290,000	1,424,644
		12,760,295
Real Estate — 1.80%
Global Net Lease 144A
3.75% 12/15/27 #	1,120,000	1,156,845
HAT Holdings I 144A
3.75% 9/15/30 #	705,000	734,962
Iron Mountain 144A
5.25% 7/15/30 #	595,000	643,344
MGM Growth Properties
Operating Partnership
144A 3.875%
2/15/29 #	965,000	988,522
		3,523,673
Services — 4.19%
Covanta Holding
5.00% 9/1/30	365,000	390,983
6.00% 1/1/27	1,015,000	1,069,716
Gartner 144A 4.50%
7/1/28 #	765,000	808,031
H&E Equipment Services
144A 3.875%
12/15/28 #	550,000	554,829
Prime Security Services
Borrower
144A 5.75% 4/15/26 #	1,030,000	1,129,137
144A 6.25% 1/15/28 #	1,270,000	1,365,250
Sabre GLBL
144A 7.375% 9/1/25 #	675,000	733,388
144A 9.25% 4/15/25 #	570,000	679,013
Tms International Holding
144A 7.25% 8/15/25 #	560,000	571,200
United Rentals North
America 3.875%
2/15/31	880,000	924,814
		8,226,361
Technology & Electronics — 5.13%
Austin BidCo 144A
7.125% 12/15/28 #	360,000	376,425
Banff Merger Sub 144A
9.75% 9/1/26 #	1,025,000	1,108,251
Black Knight InfoServ 144A
3.625% 9/1/28 #	805,000	825,125
BY Crown Parent
144A 4.25% 1/31/26 #	825,000	846,656
144A 7.375%
10/15/24 #	1,638,000	1,672,636
Camelot Finance 144A
4.50% 11/1/26 #	855,000	894,009

11

Schedule of investments
Delaware VIP® Trust — Delaware VIP High Yield Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Technology & Electronics (continued)
CommScope Technologies
144A 5.00% 3/15/27 #	847,000	$840,118
Microchip Technology
144A 4.25% 9/1/25 #	1,365,000	1,444,444
Open Text Holdings 144A
4.125% 2/15/30 #	905,000	964,404
SS&C Technologies 144A
5.50% 9/30/27 #	1,024,000	1,094,933
		10,067,001
Transportation — 2.51%
Delta Air Lines
144A 7.00% 5/1/25 #	865,000	999,262
7.375% 1/15/26	1,360,000	1,554,522
Mileage Plus Holdings
144A 6.50% 6/20/27 #	595,000	640,741
Spirit Loyalty Cayman
144A 8.00% 9/20/25 #	425,000	478,125
United Airlines Holdings
4.875% 1/15/25	1,275,000	1,257,055
		4,929,705
Utilities — 2.31%
Calpine
144A 4.625% 2/1/29 #	170,000	175,063
144A 5.00% 2/1/31 #	1,005,000	1,051,732
PG&E 5.25% 7/1/30	1,870,000	2,059,337
Vistra Operations
144A 5.50% 9/1/26 #	570,000	594,767
144A 5.625%
2/15/27 #	605,000	644,386
		4,525,285
Total Corporate Bonds
(cost $161,541,520)		171,778,949

Loan Agreements — 7.63%
Applied Systems 2nd Lien
8.00% (LIBOR03M +
7.00%) 9/19/25 ●	1,940,398	1,956,164
Apro 5.00% (LIBOR03M +
4.00%) 11/14/26 ●	409,765	410,789
Blue Ribbon 1st Lien
5.00% (LIBOR02M +
4.00%) 11/15/21 ●	357,005	338,857
Boxer Parent 4.397%
(LIBOR01M + 4.25%)
10/2/25 ●	280,847	280,285
BW Gas &
Convenience Holdings
6.40% (LIBOR01M +
6.25%) 11/18/24 ●	797,565	802,051
BWay Holding 3.479%
(LIBOR03M + 3.25%)
4/3/24 ●	1,547,931	1,501,493
Carnival 8.50%
(LIBOR01M + 7.50%)
6/30/25 ●	577,100	597,876
Epicor Software 2nd Lien
8.75% (LIBOR01M +
7.75%) 7/31/28 ●	725,600	758,252
Frontier Communications
5.75% (LIBOR01M +
4.75%) 10/8/21 ●	375,000	378,750
Global Medical Response
5.75% (LIBOR03M +
4.75%) 10/2/25 ●	981,000	977,076
Hamilton Projects Acquiror
5.75% (LIBOR03M +
4.75%) 6/17/27 ●	965,150	968,769
Informatica 2nd Lien
7.125% (LIBOR03M +
7.125%) 2/25/25 ●	1,046,000	1,068,227
Solenis International 2nd
Lien 8.733%
(LIBOR03M + 8.50%)
6/26/26 ●	1,414,882	1,393,069
Surgery Center Holdings
4.25% (LIBOR01M +
3.25%) 9/2/24 ●	972,531	958,551
Ultimate Software Group
2nd Lien 7.50%
(LIBOR03M + 6.75%)
5/3/27 ●	1,320,000	1,361,250
Vantage Specialty
Chemicals 2nd Lien
9.25% (LIBOR03M +
8.25%) 10/27/25 ●	592,250	514,147
Verscend Holding Tranche
B 4.647% (LIBOR01M +
4.50%) 8/27/25 ●	704,222	705,279
Total Loan Agreements
(cost $14,806,077)		14,970,885

	Number
	of shares
Common Stock — 0.00%
Communications — 0.00%
Century
Communications =, †	2,820,000	0
Total Common Stock
(cost $85,371)		0

12

	Number
	of shares	Value (US $)
Short-Term Investments — 3.75%
Money Market Mutual Funds — 3.75%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	1,840,674	$1,840,674
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	1,840,675	1,840,675
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	1,840,675	1,840,675
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	1,840,675	1,840,675
Total Short-Term Investments
(cost $7,362,699)		7,362,699
Total Value of
Securities—99.05%
(cost $184,040,786)		$194,362,836

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
Ψ	No contractual maturity date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2020, the aggregate value of Rule 144A securities was $115,554,261, which represents 58.89% of the Series’ net assets. See Note 9 in “Notes to financial statements.”
>	PIK. 100% of the income received was in the form of cash.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
†	Non-income producing security.

Summary of abbreviations:

DAC – Designated Activity Company
DIFC – Dubai International Financial Centre
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR02M – ICE LIBOR USD 2 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
PIK – Payment-in-kind
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

13

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP High Yield Series

December 31, 2020

Assets:
Investments, at value*	$194,362,836
Cash	85,875
Receivable for securities sold	334,550
Dividends and interest receivable	2,678,696
Receivable for series shares sold	31,744
Total Assets	197,493,701
Liabilities:
Payable for securities purchased	1,062,089
Investment management fees payable to affiliates	98,541
Other accrued expenses	57,744
Distribution fees payable to affiliates	30,252
Payable for series shares redeemed	12,243
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,240
Accounting and administration expenses payable to affiliates	891
Legal fees payable to affiliates	337
Reports and statements to shareholders expenses payable to affiliates	197
Total Liabilities	1,263,534
Total Net Assets	$196,230,167

Net Assets Consist of:
Paid-in capital	$213,489,403
Total distributable earnings (loss)	(17,259,236)
Total Net Assets	$196,230,167

Net Asset Value
Standard Class:
Net assets	$76,743,512
Shares of beneficial interest outstanding, unlimited authorization, no par	15,034,206
Net asset value per share	$5.10
Service Class:
Net assets	$119,486,655
Shares of beneficial interest outstanding, unlimited authorization, no par	23,501,930
Net asset value per share	$5.08
____________________
* Investments, at cost	$184,040,786

See accompanying notes, which are an integral part of the financial statements.

14

Statement of operations
Delaware VIP® Trust — Delaware VIP High Yield Series

Year ended December 31, 2020

Investment Income:
Interest	$10,899,516
Dividends	38,584
10,938,100

Expenses:
Management fees	1,221,656
Distribution expenses — Service Class	341,600
Accounting and administration expenses	70,031
Reports and statements to shareholders expenses	53,063
Audit and tax fees	42,046
Dividend disbursing and transfer agent fees and expenses	15,605
Trustees’ fees and expenses	10,914
Legal fees	9,463
Custodian fees	9,001
Registration fees	17
Other	24,575
1,797,971
Less expenses waived	(65,862)
Less expenses paid indirectly	(216)
Total operating expenses	1,731,893
Net Investment Income	9,206,207
Net Realized and Unrealized Loss:
Net realized loss on investments	(69,627)
Net change in unrealized appreciation (depreciation) of:
Investments	2,998,175
Foreign currencies	(1,410)
Net change in unrealized appreciation (depreciation)	2,996,765
Net Realized and Unrealized Gain	2,927,138
Net Increase in Net Assets Resulting from Operations	$12,133,345

See accompanying notes, which are an integral part of the financial statements.

15

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP High Yield Series

	Year ended
	12/31/20	12/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,206,207	$10,476,624
Net realized loss	(69,627)	(1,923,638)
Net change in unrealized appreciation (depreciation)	2,996,765	21,590,972
Net increase in net assets resulting from operations	12,133,345	30,143,958

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(4,405,630)	(5,240,447)
Service Class	(6,607,380)	(8,090,946)
	(11,013,010)	(13,331,393)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	6,841,419	5,881,247
Service Class	23,458,055	14,379,364

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,405,630	5,240,447
Service Class	6,607,380	8,090,946
	41,312,484	33,592,004
Cost of shares redeemed:
Standard Class	(14,266,490)	(13,886,413)
Service Class	(35,086,045)	(27,423,040)
	(49,352,535)	(41,309,453)
Decrease in net assets derived from capital share transactions	(8,040,051)	(7,717,449)
Net Increase (Decrease) in Net Assets	(6,919,716)	9,095,116

Net Assets:
Beginning of year	203,149,883	194,054,767
End of year	$196,230,167	$203,149,883

See accompanying notes, which are an integral part of the financial statements.

16

Financial highlights
Delaware VIP® High Yield Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$5.08	$4.67	$5.20	$5.14	$4.89

Income (loss) from investment operations
Net investment income[1]	0.24	0.26	0.28	0.28	0.29
Net realized and unrealized gain (loss)	0.08	0.48	(0.50)	0.09	0.32
Total from investment operations	0.32	0.74	(0.22)	0.37	0.61

Less dividends and distributions from:
Net investment income	(0.30)	(0.33)	(0.31)	(0.31)	(0.36)
Total dividends and distributions	(0.30)	(0.33)	(0.31)	(0.31)	(0.36)

Net asset value, end of period	$5.10	$5.08	$4.67	$5.20	$5.14
Total return[2]	7.24% [3]	16.43% [3,4]	(4.47% )	7.49%	13.16% [3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$76,743	$79,463	$75,568	$102,359	$112,614
Ratio of expenses to average net assets[5]	0.74%	0.74%	0.75%	0.75%	0.74%
Ratio of expenses to average net assets prior to fees waived[5]	0.78%	0.76%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	5.08%	5.32%	5.60%	5.35%	5.95%
Ratio of net investment income to average net assets prior to
fees waived	5.04%	5.30%	5.60%	5.35%	5.94%
Portfolio turnover	124%	87%	96%	86%	112%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 1.11% lower. See Note 11 in “Notes to financial statements.”
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

17

Financial highlights
Delaware VIP® High Yield Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$5.06	$4.65	$5.18	$5.12	$4.87

Income (loss) from investment operations
Net investment income[1]	0.23	0.25	0.26	0.26	0.28
Net realized and unrealized gain (loss)	0.07	0.48	(0.49)	0.10	0.32
Total from investment operations	0.30	0.73	(0.23)	0.36	0.60

Less dividends and distributions from:
Net investment income	(0.28)	(0.32)	(0.30)	(0.30)	(0.35)
Total dividends and distributions	(0.28)	(0.32)	(0.30)	(0.30)	(0.35)

Net asset value, end of period	$5.08	$5.06	$4.65	$5.18	$5.12
Total return[2]	6.89%	16.12% [3]	(4.76% )	7.26%	12.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$119,487	$123,687	$118,487	$149,616	$160,831
Ratio of expenses to average net assets[4]	1.04%	1.04%	1.03%	1.00%	0.99%
Ratio of expenses to average net assets prior to fees waived[4]	1.08%	1.06%	1.05%	1.05%	1.05%
Ratio of net investment income to average net assets	4.78%	5.02%	5.32%	5.10%	5.70%
Ratio of net investment income to average net assets prior to
fees waived	4.74%	5.00%	5.30%	5.05%	5.64%
Portfolio turnover	124%	87%	96%	86%	112%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 1.11% lower. See Note 11 in “Notes to financial statements.”
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

18

Notes to financial statements
Delaware VIP® Trust — Delaware VIP High Yield Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP High Yield Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective

19

Notes to financial statements
Delaware VIP® Trust — Delaware VIP High Yield Series

1. Significant Accounting Policies (continued)

interest method. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $214 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $2 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fee, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual Series operating expenses from exceeding 0.74% of the Series’ average daily net assets from January 31, 2020 through December 31, 2020. * These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $10,423 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $14,096 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

20

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $6,794 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended December 31, 2020 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended December 31, 2020, the Series engaged in Rule 17a-7 securities sales of $1,490,400 which resulted in net realized gain of $82,849. The Series did not engage in Rule 17a-7 securities purchases for the year ended December 31, 2020.
____________________

*	The aggregate contractual waiver period covering this report is from May 1, 2019 through April 30, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$222,208,770
Sales	231,462,191

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$184,388,283
Aggregate unrealized appreciation of investments	$10,626,018
Aggregate unrealized depreciation of investments	(651,465)
Net unrealized appreciation of investments	$9,974,553

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

21

Notes to financial statements
Delaware VIP® Trust — Delaware VIP High Yield Series

3. Investments (continued)

asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock	$—	$—	$—	$—
Convertible Bond	—	250,303	—	250,303
Corporate Bonds	—	171,778,949	—	171,778,949
Loan Agreements	—	14,970,885	—	14,970,885
Short-Term Investments	7,362,699	—	—	7,362,699
Total Value of Securities	$7,362,699	$187,000,137	$—	$194,362,836

The securities that have been valued at zero on the “Schedule of investments” are considered to be a Level 3 investments in this table.

During the year ended December 30, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Series’ net assets at the end of the year.

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4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$11,013,010	$13,331,393

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$213,489,403
Undistributed ordinary income	9,600,974
Capital loss carryforwards	(36,834,763)
Unrealized appreciation (depreciation) of investments	9,974,553
Net assets	$196,230,167

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments, and market premium on callable bonds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

At December 31, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$12,654,803	$24,179,960	$36,834,763

23

Notes to financial statements
Delaware VIP® Trust — Delaware VIP High Yield Series

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	1,412,083	1,198,436
Service Class	4,905,743	2,929,268
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,008,153	1,103,252
Service Class	1,515,454	1,706,951
	8,841,433	6,937,907
Shares redeemed:
Standard Class	(3,035,029)	(2,832,201)
Service Class	(7,383,421)	(5,651,948)
	(10,418,450)	(8,484,149)
Net decrease	(1,577,017)	(1,546,242)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security

24

loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs”) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

25

Notes to financial statements
Delaware VIP® Trust — Delaware VIP High Yield Series

9. Credit and Market Risk (continued)

The Series invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. General Motors Term Loan Litigation

The Series received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Series in 2009. Because it was believed that the Series was a secured creditor, the Series received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that the Series was an unsecured creditor and, as an unsecured creditor, the Series should not have received payment in full. Based on available information related to the litigation and the Series’ potential exposure, the Series previously recorded a contingent liability of $3,069,708 and an asset of $920,913 based on the potential recoveries by the estate that resulted in a net decrease in the Series’ NAV to reflect this potential recovery.

The plaintiff and the term loan lenders, which included the Series, reached an agreement that resolved the disputes. The parties agreed to terms of a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court

26

approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.

The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Series recognizing a gain in the amount of the liability reversed.

12. Recent Accounting Pronouncements

In August 2018, the FASB issued Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

13. Subsequent Events

On November 18, 2020, the Board approved the reorganization (Reorganization) of the Series into and with a substantially similar series and class of Lincoln Variable Insurance Products Trust. The Reorganization is subject to the approval of Series shareholders at a special shareholder meeting on April 7, 2021.

Management has determined that no other material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP High Yield Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP High Yield Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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Other Series information (Unaudited)
Delaware VIP® High Yield Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%
____________________

(A)	is based on a percentage of the Series’ total distributions.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP High Yield Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIPHigh Yield Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for

29

Other Series information (Unaudited)
Delaware VIP® High Yield Series

Tax Information (continued)

the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5- and, 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all high yield funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 3-year periods was in the first quartile of its Performance Universe. The report further showed that the Series’ total return for the 5- and 10-year periods was in the fourth quartile and third quartile, respectively, of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

30

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

31

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

32

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

33

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

34

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

35

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

36

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1501855)
AR-VIPHY-221

Delaware VIP® Trust

Delaware VIP Limited-Term Diversified Income Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	6
Security type / sector allocation	7
Schedule of investments	8
Statement of assets and liabilities	18
Statement of operations	19
Statements of changes in net assets	20
Financial highlights	21
Notes to financial statements	23
Report of independent registered public accounting firm	34
Other Series information	35
Board of trustees / directors and officers addendum	38

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Limited-Term Diversified Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek maximum total return, consistent with reasonable risk.

For the fiscal year ended December 31, 2020, Delaware VIP Limited-Term Diversified Income Series (the “Series”) Standard Class shares gained 4.31%, and Service Class shares gained 4.12%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Bloomberg Barclays 1-3 Year US Government/Credit Index, advanced 3.33%.

As 2020 began, the economy appeared to be entering a mature credit cycle, and investors were concerned with the possibility of a mild recession. Instead, the coronavirus pandemic struck and spread rapidly. The global community was unprepared. Initial uncertainty was quickly followed by an extreme market selloff and global economic collapse.

Governments and central banks applied lessons learned from the recession of 2008-2009, and in March they intervened with substantial monetary- and fiscal-policy measures. The effective use of global fiscal and monetary support defined how the economy and financial markets evolved in 2020.

Investors’ uncertainty in March 2020 provoked a risk-premium explosion in the market and economic shutdowns. However, backstopped by the US Federal Reserve’s unprecedented, aggressive asset-purchase programs, which included purchasing corporate bonds, some confidence returned to markets. As the world began to understand how the virus behaved and to help bring it under control, the US and global economies began to reopen. Credit markets, which had widened substantially as markets collapsed, started to compress, bolstered by now dual Fed and Congressional puts. Then came the race to develop vaccines, along with a better understanding of how to manage the virus.

Although the markets and parts of the economy generally adapted quickly, COVID-19-affected sectors, particularly services, experienced extreme distress. These included transportation and other consumer-related areas such as retail. Damage to labor markets was significant, with unemployment still higher than 6% at year end. However, with monetary and fiscal policy in place and a clear commitment to support the economy for as long as it would take, the path to the other side of the pandemic became clearer.

We viewed 2020 from the prism of different market regimes, each of which called for a distinct approach to managing risk. Entering the year, because compensation for risk was poor, we cut back on the Series’ risk exposure and built a capital reserve to spend as opportunities arose, nearly eliminating exposure to higher-risk parts of the market, such as higher yield bonds. The year became a litmus test for managing risk, and we believe our agile approach to risk management was critical in helping the Series outperform its benchmark for the 12-month period.

With the Series’ capital reserve in hand, we began to look for investment opportunities created by market dislocations in the initial phase of the pandemic. Investors’ anticipated liquidity needs no longer seemed to a major concern. We focused on issuers that we assessed would more likely survive the pandemic. Accordingly, we began to spend the Series’ liquid capital reserve, selecting higher yielding parts of the securitized bond sector and high-quality investment grade issuers, such as Bank of America Corp., which we felt offered attractive compensation for the underlying risk.

As visibility gradually increased, we expanded our search for opportunities to also include traditionally higher-beta (more volatile) parts of the market that had experienced dislocations, specifically within the high yield and emerging markets sectors. We added to issuers that we felt were the strongest within COVID-19-sensitive areas, such as Delta Air Lines Inc. We viewed Delta as well positioned to survive the pandemic while offering historically high yields. In addition, an overweight to certain higher-quality emerging market issuers, such as Banco Santander S.A., benefited performance. The Series continues to hold these securities as we believe they have retained their relative value potential.

While security selection overall was additive, some individual securities did underperform amid the demand contraction. This was the case with General Motors Financial Co. Inc., which underperformed during the peak of the crisis but has since recovered as monetary support improved liquidity prospects. We maintain the Series’ position given our outlook for continued economic recovery with the vaccine rollout.

The Series’ positioning also benefited from our decision early in the year to increase duration for the purpose of mitigating risk, as we thought that a high degree of uncertainty would likely result in a dramatic decline in interest rates as the Fed intervened. That willingness to dynamically manage interest rate risk paid off.

There were few detractors from the Series’ benchmark-relative returns for the fiscal year. Our use of mortgage-backed securities (MBS) as a funding source detracted marginally; however, the Series was better compensated within investment grade bonds. The Series’ modest allocation to bank loans, which remained static throughout the year, modestly detracted from returns. A moderate overweight to energy securities, albeit strongly positioned to manage through the pandemic, detracted as the sector had not fully recovered.

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

We also focused on higher-quality issuers within investment grade, whose business models we thought were more likely to survive the pandemic. By summer, we also added somewhat to the Series’ exposure to the higher yielding areas of the fixed income market, such as emerging markets debt and high yield bonds (from 2% to 10%). Within the securitized bond sector, we increased the Series’ allocation to collateralized loan obligations (CLOs) from 0% to 7%, funded with Treasurys and lower yielding floating-rate asset-backed securities (ABS).

As we enter 2021, COVID-19 vaccines’ high efficacy and their production and distribution have redefined the outlook for the pandemic and the global economy. Nonetheless, the near-term reality is that the virus is still raging, and mutations could make the virus more resistant to vaccines. On the political front, Democrats control both houses of Congress and the White House, increasing the possibility of additional fiscal stimulus, which would support an economic recovery.

Consistent with our outlook, we reduced exposure to areas we believe offer limited upside, such as higher-quality credit and ABS, and replaced them with agency MBS and securities with what we viewed as more attractive yield profiles, such as CLOs. We have retained exposure to the reflationary theme, including airlines and certain consumer goods, and we continue to search for areas where we believe there is potential to capture yield without altering the Series’ risk exposure.

Finally, from a risk perspective, the Series remains driven by a fundamental, bond-by-bond investment approach. Our goal is to construct the Series’ portfolio to comprise issuers that have a business model, liquidity, and adequate debt leverage profile to perform well regardless of the degree of volatility we may experience.

The Series used derivatives during the fiscal year, primarily for risk management purposes, including the use of currency forwards to hedge non-US-dollar risk back to US dollars. Overall, these derivatives had a positive effect that was not material to the Series’ performance.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
July 28, 1988)	+4.31%	+3.23%	+2.79%	+2.10%	+4.72%
Service Class shares (commenced operations on
May 1, 2000)	+4.12%	+2.97%	+2.51%	+1.83%	+3.58%
Bloomberg Barclays 1-3 Year US Government/Credit Index	+3.33%	+2.98%	+2.21%	+1.60%	—

Returns reflect the reinvestment of all distributions. Please see page 5 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.83%, while total operating expenses for Standard Class and Service Class shares were 0.53% and 0.83%, respectively. The management fee for Standard Class and Service Class shares was 0.48%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.53% of the Series’ average daily net assets from April 29, 2020 through April 30, 2021.* These waivers and reimbursements may only be terminated by agreement of the Manager and the Series. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table on the above page and in the Performance of a $10,000 Investment graph below.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond portfolios can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate potentially forcing the Series to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

If and when the Series invests in forward foreign currency contracts or use other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

Diversification may not protect against market risk.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.
____________________

*	The aggregate contractual waiver period covering this report is from May 1, 2020 through April 30, 2021.

Performance of a $10,000 Investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
Delaware VIP Limited-Term Diversified Income Series — Standard Class shares	$10,000	$12,308
Bloomberg Barclays 1-3 Year US Government/Credit Index	$10,000	$11,715

4

The graph shows a $10,000 investment in the Delaware VIP Limited-Term Diversified Income Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the Bloomberg Barclays 1–3 Year US Government/Credit Index for the period from December 31, 2010 through December 31, 2020. The Bloomberg Barclays 1–3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

5

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,013.90	0.52%	$2.63
Service Class	1,000.00	1,013.50	0.82%	4.15
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,022.52	0.52%	$2.64
Service Class	1,000.00	1,021.01	0.82%	4.17

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

6

Security type / sector allocation
Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Agency Collateralized Mortgage Obligations	0.69%
Agency Commercial Mortgage-Backed
Securities	0.26%
Agency Mortgage-Backed Securities	7.16%
Collateralized Debt Obligations	6.69%
Corporate Bonds	42.61%
Banking	10.76%
Basic Industry	3.02%
Capital Goods	3.20%
Communications	3.09%
Consumer Cyclical	3.04%
Consumer Non-Cyclical	4.78%
Electric	4.13%
Energy	4.09%
Finance Companies	2.00%
Insurance	0.68%
Natural Gas	0.22%
Technology	2.33%
Transportation	1.27%
Non-Agency Asset-Backed Securities	12.12%
Non-Agency Collateralized Mortgage
Obligations	0.26%
Non-Agency Commercial Mortgage-Backed
Securities	0.03%
Sovereign Bonds	2.50%
US Treasury Obligations	23.90%
Preferred Stock	0.19%
Short-Term Investments	3.63%
Total Value of Securities	100.04%
Liabilities Net of Receivables and Other
Assets	(0.04%)
Total Net Assets	100.00%

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

December 31, 2020

	Principal
	amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.69%
Fannie Mae Grantor Trust
Series 2001-
T5 A2 6.977%
6/19/41 ●	8,801	$10,352
Freddie Mac REMICs
Series 3067 FA 0.509%
(LIBOR01M + 0.35%,
Cap 7.00%, Floor
0.35%) 11/15/35 ●	479,549	481,576
Series 3800 AF 0.659%
(LIBOR01M + 0.50%,
Cap 7.00%, Floor
0.50%) 2/15/41 ●	941,814	951,296
Freddie Mac Structured
Agency Credit Risk Debt
Notes
Series 2017-
DNA3 M2 2.648%
(LIBOR01M + 2.50%)
3/25/30 ●	450,000	456,147
Series 2017-
HQA2 M2AS 1.198%
(LIBOR01M + 1.05%)
12/25/29 ●	855,679	862,319
Freddie Mac Structured
Agency Credit Risk
REMIC Trust
Series 2020-
DNA6 M1 144A
0.977% (SOFR +
0.90%) 12/25/50 #, ●	7,000,000	7,001,101
Freddie Mac Structured
Pass Through
Certificates
Series T-54 2A 6.50%
2/25/43	587	715
Series T-58 2A 6.50%
9/25/43	10,909	12,682
Total Agency Collateralized Mortgage
Obligations
(cost $9,743,831)		9,776,188

Agency Commercial Mortgage-Backed Securities — 0.26%
FREMF Mortgage Trust
Series 2011-K15 B
144A 4.965%
8/25/44 #, ●	125,000	127,436
Series 2012-K22 B
144A 3.685%
8/25/45 #, ●	1,115,000	1,166,488
FREMF Mortgage Trust
Series 2014-K717 B
144A 3.63%
11/25/47 #, ●	635,000	644,458
Series 2014-K717 C
144A 3.63%
11/25/47 #, ●	215,000	217,433
Series 2016-K722 B
144A 3.845%
7/25/49 #, ●	535,000	566,932
NCUA Guaranteed Notes
Trust
Series 2011-C1 2A
0.682% (LIBOR01M +
0.53%, Cap 8.00%,
Floor 0.53%) 3/9/21 ●	890,156	886,559
Total Agency Commercial Mortgage-
Backed Securities
(cost $3,563,780)		3,609,306

Agency Mortgage-Backed Securities — 7.16%
Fannie Mae ARM
2.191% (LIBOR12M +
1.61%, Cap 9.75%,
Floor 1.61%) 9/1/38 ●	111,977	112,911
Fannie Mae S.F. 30 yr
4.50% 7/1/40	344,414	376,032
4.50% 8/1/41	901,173	1,020,689
4.50% 2/1/46	7,691,157	8,598,314
4.50% 5/1/46	1,069,780	1,198,039
4.50% 11/1/47	7,987,227	8,865,481
4.50% 4/1/48	4,057,877	4,549,696
5.00% 7/1/47	814,404	945,687
5.00% 8/1/48	18,583,020	20,928,018
5.00% 12/1/48	8,469,265	9,579,753
5.50% 5/1/44	30,428,928	35,706,206
6.00% 1/1/42	1,539,227	1,836,068
Freddie Mac ARM
2.275% (LIBOR12M +
1.78%, Cap 11.23%,
Floor 1.78%) 10/1/37 ●	32,057	32,269
2.68% (LIBOR12M +
1.93%, Cap 9.697%,
Floor 1.93%) 8/1/38 ●	1,095	1,099
Freddie Mac S.F. 30 yr
4.50% 3/1/42	522,271	586,560
4.50% 7/1/45	1,102,865	1,236,823
5.50% 6/1/41	1,587,598	1,866,742
5.50% 9/1/41	2,735,746	3,215,528
GNMA II S.F. 30 yr
5.50% 5/20/37	114,649	132,743

8

	Principal
	amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
GNMA II S.F. 30 yr
6.50% 6/20/39	381,625	$438,812
Total Agency Mortgage-Backed
Securities
(cost $95,768,468)		101,227,470

Collateralized Debt Obligations — 6.69%
AMMC CLO 23
Series 2020-23A A1L
144A 1.635%
(LIBOR03M + 1.40%,
Floor 1.40%)
10/17/31 #, ●	7,800,000	7,790,157
Ballyrock CLO
Series 2018-1A
A1 144A 1.218%
(LIBOR03M + 1.00%)
4/20/31 #, ●	5,250,000	5,195,017
Series 2020-2A
A1 144A 1.529%
(LIBOR03M + 1.32%,
Floor 1.32%)
10/20/31 #, ●	4,000,000	3,994,948
Battalion CLO 18
Series 2020-18A
A1 144A 2.035%
(LIBOR03M + 1.80%,
Floor 1.80%)
10/15/32 #, ^	4,000,000	4,012,784
Benefit Street Partners CLO
IX
Series 2016-9A AR
144A 1.328%
(LIBOR03M + 1.11%)
7/20/31 #, ●	1,550,000	1,545,725
Benefit Street Partners CLO
VIII
Series 2015-8A A1AR
144A 1.318%
(LIBOR03M + 1.10%,
Floor 1.10%)
1/20/31 #, ●	2,000,000	1,992,054
BlueMountain CLO XXX
Series 2020-30A A
144A 1.549%
(LIBOR03M + 1.39%,
Floor 1.39%)
1/15/33 #, ●	2,000,000	1,997,492
Carlyle Global Market
Strategies CLO
Series 2014-2RA
A1 144A 1.271%
(LIBOR03M + 1.05%)
5/15/31 #, ●	4,573,349	4,533,520
Carlyle Global Market
Strategies CLO
Series 2015-5A A1R
144A 1.538%
(LIBOR03M + 1.32%,
Floor 1.32%)
1/20/32 #, ●	3,000,000	2,996,403
CBAM
Series 2020-13A A
144A 1.585%
(LIBOR03M + 1.43%,
Floor 1.43%)
1/20/34 #, ●	7,000,000	6,991,222
Cedar Funding IX CLO
Series 2018-9A
A1 144A 1.198%
(LIBOR03M + 0.98%,
Floor 0.98%)
4/20/31 #, ●	2,150,000	2,142,019
CIFC Funding
Series 2013-4A A1RR
144A 1.277%
(LIBOR03M + 1.06%,
Floor 1.06%)
4/27/31 #, ●	6,850,000	6,811,489
Dryden 83 CLO
Series 2020-83A A
144A 0.000%
(LIBOR03M + 1.22%,
Floor 1.22%)
1/18/32 #, ^	6,650,000	6,650,000
Elmwood CLO VII
Series 2020-4A A 144A
1.539% (LIBOR03M +
1.39%, Floor 1.39%)
1/17/34 #, ●	1,000,000	998,746
Galaxy XXI CLO
Series 2015-21A AR
144A 1.238%
(LIBOR03M + 1.02%)
4/20/31 #, ●	3,500,000	3,466,071
KKR CLO 32
Series 32A A1 144A
1.545% (LIBOR03M +
1.32%, Floor 1.32%)
1/15/32 #, ●	3,450,000	3,445,677
LCM XVIII
Series 18A A1R 144A
1.238% (LIBOR03M +
1.02%) 4/20/31 #, ●	5,003,000	4,974,013
Midocean Credit CLO VIII
Series 2018-8A
A1 144A 1.374%
(LIBOR03M + 1.15%)
2/20/31 #, ●	2,000,000	1,991,988
9

Schedule of investments
Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

	Principal
	amount°	Value (US $)
Collateralized Debt Obligations (continued)
Octagon Investment
Partners 33
Series 2017-1A
A1 144A 1.408%
(LIBOR03M + 1.19%)
1/20/31 #, ●	5,750,000	$5,740,771
Octagon Investment
Partners 48
Series 2020-3A A 144A
1.732% (LIBOR03M +
1.50%, Floor 1.50%)
10/20/31 #, ●	1,200,000	1,201,813
Sound Point CLO XXI
Series 2018-3A A1A
144A 1.395%
(LIBOR03M + 1.18%,
Floor 1.18%)
10/26/31 #, ●	4,850,000	4,833,874
York CLO-6
Series 2019-1A
A1 144A 1.566%
(LIBOR03M + 1.35%)
7/22/32 #, ●	6,300,000	6,296,245
Zais CLO 16
Series 2020-16A
A1 144A 2.48%
(LIBOR03M + 2.19%,
Floor 2.19%)
10/20/31 #, ●	5,000,000	4,995,480
Total Collateralized Debt Obligations
(cost $94,384,754)		94,597,508

Corporate Bonds — 42.61%
Banking — 10.76%
Ally Financial 5.75%
11/20/25	5,256,000	6,123,212
Banco Continental 144A
2.75% 12/10/25 #	3,115,000	3,107,213
Banco Santander 3.50%
4/11/22	4,800,000	4,985,073
Bank of America
2.738% 1/23/22 µ	3,265,000	3,269,000
3.458% 3/15/25 µ	3,825,000	4,165,921
Bank of Montreal 1.85%
5/1/25	1,785,000	1,874,735
Barclays Bank 1.70%
5/12/22	5,170,000	5,262,290
BBVA Bancomer 144A
1.875% 9/18/25 #	3,490,000	3,529,262
BBVA USA 2.875%
6/29/22	7,470,000	7,743,619
Citigroup 4.044% 6/1/24 µ	8,670,000	9,430,825
Citizens Bank 0.941%
(LIBOR03M + 0.72%)
2/14/22 ●	7,515,000	7,551,113
Citizens Financial Group
2.85% 7/27/26	4,550,000	5,068,894
Credit Agricole 144A
1.907% 6/16/26 #, µ	1,895,000	1,967,200
Credit Suisse Group
144A 2.593%
9/11/25 #, µ	4,680,000	4,926,405
3.80% 6/9/23	1,640,000	1,767,188
144A 4.207%
6/12/24 #, µ	2,935,000	3,181,877
144A 7.25% #, µ, ψ	2,425,000	2,730,377
Goldman Sachs Group
3.50% 4/1/25	950,000	1,057,245
JPMorgan Chase & Co.
4.023% 12/5/24 µ	13,570,000	14,954,230
4.60% µ, ψ	620,000	640,925
5.00% µ, ψ	1,050,000	1,105,535
Lloyds Banking Group
2.907% 11/7/23 µ	5,980,000	6,250,160
Morgan Stanley
1.433% (LIBOR03M +
1.22%) 5/8/24 ●	6,010,000	6,127,984
2.188% 4/28/26 µ	2,150,000	2,272,344
2.75% 5/19/22	3,335,000	3,444,738
3.622% 4/1/31 µ	1,605,000	1,865,304
Natwest Group 8.625%
µ, ψ	2,095,000	2,179,072
PNC Bank 2.70% 11/1/22	505,000	526,273
QNB Finance 3.50%
3/28/24	3,120,000	3,353,554
Regions Financial 3.80%
8/14/23	1,975,000	2,143,392
Truist Bank
2.15% 12/6/24	4,955,000	5,253,445
2.636% 9/17/29 µ	9,026,000	9,552,646
UBS 144A 1.75%
4/21/22 #	925,000	941,605
UBS Group
144A 1.364%
1/30/27 #, µ	635,000	642,429
144A 2.65% 2/1/22 #	1,795,000	1,840,789
144A 3.00% 4/15/21 #	5,915,000	5,960,824
6.875% µ, ψ	390,000	394,639
US Bancorp 3.375%
2/5/24	2,330,000	2,537,624
US Bank 3.40% 7/24/23	1,340,000	1,440,161

10

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
USB Capital IX 3.50%
(LIBOR03M + 1.02%)
ψ, ●	945,000	$930,825
		152,099,947
Basic Industry — 3.02%
Avient 144A 5.75%
5/15/25 #	6,182,000	6,576,102
DuPont de Nemours
2.169% 5/1/23	4,900,000	4,966,310
First Quantum Minerals
144A 7.50% 4/1/25 #	4,500,000	4,691,250
Georgia-Pacific 144A
1.75% 9/30/25 #	1,505,000	1,574,198
Hudbay Minerals 144A
7.625% 1/15/25 #	3,301,000	3,435,103
Inversiones CMPC 144A
4.75% 9/15/24 #	3,120,000	3,460,283
Kraton Polymers 144A
7.00% 4/15/25 #	4,015,000	4,229,802
LYB International Finance
III 2.875% 5/1/25	1,175,000	1,281,660
Nutrien 1.90% 5/13/23	3,505,000	3,622,345
Steel Dynamics 2.80%
12/15/24	6,000,000	6,456,518
Syngenta Finance
144A 3.933%
4/23/21 #	1,445,000	1,454,782
144A 4.441%
4/24/23 #	845,000	887,284
		42,635,637
Capital Goods — 3.20%
General Dynamics 3.00%
5/11/21	6,425,000	6,487,096
General Electric 3.45%
5/1/27	1,275,000	1,439,945
Mauser Packaging
Solutions Holding 144A
5.50% 4/15/24 #	7,592,000	7,752,875
Otis Worldwide 2.056%
4/5/25	6,275,000	6,655,897
PowerTeam Services 144A
9.033% 12/4/25 #	1,875,000	2,090,831
Roper Technologies 2.35%
9/15/24	6,670,000	7,104,422
Spirit AeroSystems 144A
5.50% 1/15/25 #	2,700,000	2,851,605
Terex 144A 5.625%
2/1/25 #	2,675,000	2,760,600
TransDigm 144A 8.00%
12/15/25 #	3,141,000	3,478,940
Welbilt 9.50% 2/15/24	1,313,000	1,359,500
WESCO Distribution 144A
7.125% 6/15/25 #	3,008,000	3,312,274
		45,293,985
Communications — 3.09%
AMC Networks 5.00%
4/1/24	3,400,000	3,459,500
American Tower Trust #1
144A 3.07% 3/15/23 #	1,575,000	1,608,610
Charter Communications
Operating 4.908%
7/23/25	4,810,000	5,591,808
Clear Channel International
144A 6.625% 8/1/25 #	1,575,000	1,667,531
Clear Channel Worldwide
Holdings 9.25%
2/15/24	1,635,000	1,659,697
Crown Castle International
5.25% 1/15/23	6,020,000	6,588,971
Fox 4.03% 1/25/24	4,025,000	4,434,814
Sprint Spectrum 144A
4.738% 3/20/25 #	1,745,000	1,895,445
Time Warner Entertainment
8.375% 3/15/23	8,635,000	10,098,909
T-Mobile USA
144A 1.50% 2/15/26 #	1,275,000	1,307,825
144A 3.50% 4/15/25 #	4,850,000	5,364,003
		43,677,113
Consumer Cyclical — 3.04%
Boyd Gaming 144A
8.625% 6/1/25 #	2,426,000	2,701,205
Caesars Entertainment
144A 6.25% 7/1/25 #	1,900,000	2,025,885
Carnival 144A 7.625%
3/1/26 #	2,117,000	2,310,420
Ford Motor 8.50%
4/21/23	4,533,000	5,118,550
Ford Motor Credit 3.375%
11/13/25	3,500,000	3,588,585
General Motors Financial
3.45% 4/10/22	2,145,000	2,206,070
4.15% 6/19/23	1,290,000	1,388,199
5.10% 1/17/24	4,880,000	5,463,254
5.25% 3/1/26	339,000	399,914
IRB Holding 144A 7.00%
6/15/25 #	390,000	426,767
JD.com 3.875% 4/29/26	3,470,000	3,885,137
L Brands 144A 6.875%
7/1/25 #	1,245,000	1,353,676
Prime Security Services
Borrower 144A 5.25%
4/15/24 #	3,089,000	3,301,369

11

Schedule of investments
Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Scientific Games
International 144A
5.00% 10/15/25 #	3,410,000	$3,523,007
Six Flags Entertainment
144A 4.875%
7/31/24 #	2,065,000	2,074,334
Station Casinos 144A
5.00% 10/1/25 #	1,361,000	1,379,271
VF 2.40% 4/23/25	1,715,000	1,830,142
		42,975,785
Consumer Non-Cyclical — 4.78%
AbbVie
2.60% 11/21/24	7,125,000	7,642,026
2.95% 11/21/26	2,180,000	2,413,375
Anheuser-Busch InBev
Worldwide
3.65% 2/1/26	5,890,000	6,658,669
4.15% 1/23/25	2,295,000	2,614,134
Bausch Health 144A
6.125% 4/15/25 #	2,591,000	2,673,031
Bristol-Myers Squibb
2.90% 7/26/24	5,320,000	5,778,625
Cigna
1.127% (LIBOR03M +
0.89%) 7/15/23 ●	6,130,000	6,202,428
3.75% 7/15/23	1,084,000	1,172,083
CVS Health 3.70% 3/9/23	1,239,000	1,326,720
Diageo Capital 1.375%
9/29/25	2,275,000	2,341,885
DP World Crescent 144A
3.908% 5/31/23 #	3,381,000	3,577,605
General Mills 3.70%
10/17/23	3,640,000	3,967,594
Molson Coors Beverage
2.10% 7/15/21	3,845,000	3,877,599
Mondelez International
2.125% 4/13/23	1,680,000	1,745,765
Ortho-Clinical Diagnostics
144A 7.375% 6/1/25 #	2,701,000	2,881,629
Pilgrim’s Pride 144A
5.75% 3/15/25 #	2,675,000	2,749,499
Primo Water Holdings
144A 5.50% 4/1/25 #	2,601,000	2,688,784
Royalty Pharma
144A 1.20% 9/2/25 #	1,620,000	1,646,250
144A 1.75% 9/2/27 #	1,080,000	1,112,173
Tenet Healthcare 5.125%
5/1/25	3,402,000	3,472,557
Viatris
144A 1.65% 6/22/25 #	500,000	517,242
144A 2.30% 6/22/27 #	415,000	442,287
		67,501,960
Electric — 4.13%
AEP Texas 2.40% 10/1/22	5,720,000	5,903,377
Avangrid 3.20% 4/15/25	2,630,000	2,881,463
CenterPoint Energy 3.85%
2/1/24	5,050,000	5,528,238
Cleveland Electric
Illuminating 5.50%
8/15/24	4,805,000	5,538,339
Duke Energy
1.80% 9/1/21	7,330,000	7,394,310
4.875% µ, ψ	3,805,000	4,129,681
Engie Energia Chile 144A
4.50% 1/29/25 #	1,409,000	1,565,153
Entergy 4.00% 7/15/22	4,727,000	4,957,721
Entergy Louisiana 4.05%
9/1/23	480,000	521,810
NextEra Energy Capital
Holdings 3.15% 4/1/24	5,320,000	5,752,661
NRG Energy 144A 3.75%
6/15/24 #	3,960,000	4,337,199
Pacific Gas and Electric
2.10% 8/1/27	3,370,000	3,424,825
Vistra Operations 144A
3.55% 7/15/24 #	5,945,000	6,440,923
		58,375,700
Energy — 4.09%
Apache 4.625% 11/15/25	1,965,000	2,065,706
Cheniere Corpus Christi
Holdings 7.00%
6/30/24	4,455,000	5,205,325
Continental Resources
3.80% 6/1/24	2,038,000	2,102,961
Energy Transfer Operating
5.25% 4/15/29	3,645,000	4,256,700
Marathon Oil 2.80%
11/1/22	1,350,000	1,388,008
MPLX
1.75% 3/1/26	1,085,000	1,123,427
4.875% 12/1/24	6,200,000	7,116,291
Murphy Oil 5.75%
8/15/25	2,706,000	2,699,519
NuStar Logistics 5.75%
10/1/25	3,345,000	3,567,443
Occidental Petroleum
5.50% 12/1/25	2,793,000	2,917,247
ONEOK 7.50% 9/1/23	4,745,000	5,494,131

12

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Sabine Pass Liquefaction
5.75% 5/15/24	5,840,000	$6,678,795
Schlumberger Holdings
144A 3.75% 5/1/24 #	5,865,000	6,398,577
Southwestern Energy
6.45% 1/23/25	3,138,000	3,261,559
Western Midstream
Operating 4.10%
2/1/25	1,427,000	1,472,892
WPX Energy 5.25%
9/15/24	1,908,000	2,083,097
		57,831,678
Finance Companies — 2.00%
AerCap Ireland Capital
3.15% 2/15/24	5,750,000	6,030,069
Air Lease 2.875% 1/15/26	755,000	799,451
Aviation Capital Group
144A 2.875%
1/20/22 #	5,430,000	5,498,929
Avolon Holdings Funding
144A 3.95% 7/1/24 #	1,690,000	1,786,085
China Overseas Finance
Cayman III 5.375%
10/29/23	1,980,000	2,189,593
DAE Sukuk DIFC 144A
3.75% 2/15/26 #	3,420,000	3,522,600
GE Capital Funding 144A
3.45% 5/15/25 #	2,530,000	2,794,078
National Securities
Clearing 144A 1.20%
4/23/23 #	2,700,000	2,754,652
SURA Asset Management
144A 4.875%
4/17/24 #	978,000	1,073,609
USAA Capital 144A 1.50%
5/1/23 #	1,720,000	1,764,794
		28,213,860
Insurance — 0.68%
Equitable Holdings 3.90%
4/20/23	5,760,000	6,198,726
USI 144A 6.875%
5/1/25 #	3,266,000	3,357,824
		9,556,550
Natural Gas — 0.22%
NiSource
0.95% 8/15/25	1,210,000	1,217,857
5.65% µ, ψ	1,850,000	1,903,187
		3,121,044
Technology — 2.33%
Broadcom
3.15% 11/15/25	1,365,000	1,491,035
4.70% 4/15/25	865,000	991,460
Global Payments 2.65%
2/15/25	4,520,000	4,842,288
International Business
Machines 3.00%
5/15/24	3,500,000	3,792,726
Microchip Technology
3.922% 6/1/21	1,240,000	1,257,730
4.333% 6/1/23	2,250,000	2,437,140
NXP
144A 2.70% 5/1/25 #	295,000	317,703
144A 4.875% 3/1/24 #	6,825,000	7,700,320
PayPal Holdings 1.35%
6/1/23	6,510,000	6,669,217
Sabre GLBL 144A 7.375%
9/1/25 #	3,173,000	3,447,464
		32,947,083
Transportation — 1.27%
DAE Funding 144A 4.50%
8/1/22 #	3,423,000	3,471,607
Delta Air Lines
144A 7.00% 5/1/25 #	6,438,000	7,437,283
7.375% 1/15/26	1,941,000	2,218,623
Penske Truck Leasing 144A
1.20% 11/15/25 #	2,790,000	2,815,847
Spirit Loyalty Cayman
144A 8.00% 9/20/25 #	1,850,000	2,081,250
		18,024,610
Total Corporate Bonds
(cost $576,387,359)		602,254,952

Non-Agency Asset-Backed Securities — 12.12%
American Express Credit
Account Master Trust
Series 2017-2 A
0.609% (LIBOR01M +
0.45%) 9/16/24 ●	10,260,000	10,304,593
Series 2017-5 A
0.539% (LIBOR01M +
0.38%) 2/18/25 ●	2,425,000	2,435,972
Series 2019-2 A 2.67%
11/15/24	8,000,000	8,250,082
ARI Fleet Lease Trust
Series 2018-B A2 144A
3.22% 8/16/27 #	2,848,780	2,871,344
BA Credit Card Trust
Series 2020-
A1 A1 0.34% 5/15/26	4,500,000	4,505,455

13

Schedule of investments
Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

	Principal
	amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
BMW Floorplan Master
Owner Trust
Series 2018-1 A2 144A
0.479% (LIBOR01M +
0.32%) 5/15/23 #, ●	2,200,000	$2,201,723
Chase Auto Credit Linked
Notes
Series 2020-2 B 144A
0.84% 2/25/28 #	7,100,000	7,106,830
Citibank Credit Card
Issuance Trust
Series 2018-A1 A1
2.49% 1/20/23	1,485,000	1,486,825
Dell Equipment Finance
Trust
Series 2020-2 A2 144A
0.47% 10/24/22 #	15,600,000	15,627,692
Ford Credit Auto Lease
Trust
Series 2019-B A2A
2.28% 2/15/22	1,024,167	1,025,880
Ford Credit Auto Owner
Trust
Series 2017-C
A3 2.01% 3/15/22	160,732	160,915
Ford Credit Floorplan
Master Owner Trust A
Series 2018-
1 A2 0.439%
(LIBOR01M + 0.28%)
5/15/23 ●	1,725,000	1,726,267
Series 2020-1 A1
0.70% 9/15/25	26,000,000	26,183,934
GM Financial Automobile
Leasing Trust
Series 2020-3 A2A
0.35% 11/21/22	17,100,000	17,113,001
GMF Floorplan Owner
Revolving Trust
Series 2020-1 A 144A
0.68% 8/15/25 #	16,000,000	16,094,608
Harley-Davidson
Motorcycle Trust
Series 2020-A A2A
1.83% 1/17/23	1,597,960	1,604,667
HOA Funding
Series 2014-1A
A2 144A 4.846%
8/20/44 #	319,375	300,327
Hyundai Auto Receivables
Trust
Series 2019-B
A2 1.93% 7/15/22	1,220,109	1,224,382
Hyundai Auto Receivables
Trust
Series 2020-C
A2 0.26% 9/15/23	5,000,000	5,001,561
Invitation Homes Trust
Series 2018-SFR1 A
144A 0.853%
(LIBOR01M + 0.70%)
3/17/37 #, ●	2,050,611	2,033,548
John Deere Owner Trust
Series 2019-B
A2 2.28% 5/16/22	854,333	856,069
Mercedes-Benz Auto Lease
Trust
Series 2019-B
A2 2.01% 12/15/21	326,063	326,720
Mercedes-Benz Master
Owner Trust
Series 2019-BA A 144A
2.61% 5/15/24 #	2,400,000	2,479,455
MMAF Equipment Finance
Series 2015-AA
A5 144A 2.49%
2/19/36 #	569,537	575,871
Series 2020-BA
A2 144A 0.38%
8/14/23 #	12,700,000	12,707,494
PFS Financing
Series 2020-G A 144A
0.97% 2/15/26 #	4,000,000	4,020,978
Popular ABS Mortgage
Pass Through Trust
Series 2006-C
A4 0.398% (LIBOR01M
+ 0.25%, Cap 14.00%,
Floor 0.25%) 7/25/36 ●	121,189	121,014
Tesla Auto Lease Trust
Series 2018-B A 144A
3.71% 8/20/21 #	1,724,074	1,734,994
Series 2019-A A2 144A
2.13% 4/20/22 #	2,799,716	2,825,478
Towd Point Mortgage Trust
Series 2015-5 A1B
144A 2.75%
5/25/55 #, ●	137,128	138,127
Series 2015-6 A1B
144A 2.75%
4/25/55 #, ●	232,417	235,985
Trafigura Securitisation
Finance
Series 2018-1A
A1 144A 0.889%
(LIBOR01M + 0.73%)
3/15/22 #, ●	250,000	249,878

14

		Principal
		amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Verizon Owner Trust
Series 2020-C A 0.41%
4/21/25		2,000,000	$2,003,702
Volvo Financial Equipment
Series 2020-1A A2
144A 0.37% 4/17/23 #		15,500,000	15,510,236
Wheels SPV 2
Series 2018-1A
A2 144A 3.06%
4/20/27 #		259,788	260,720
Total Non-Agency Asset-Backed
Securities
(cost $170,657,435)			171,306,327

Non-Agency Collateralized Mortgage Obligations —
0.26%
Galton Funding Mortgage
Trust
Series 2018-1 A43 144A
3.50% 11/25/57 #, ●		140,156	141,209
JPMorgan Mortgage Trust
Series 2014-
IVR6 2A4 144A 2.269%
7/25/44 #, ●		458,516	466,053
Silverstone Master Issuer
Series 2018-1A 1A
144A 0.599%
(LIBOR03M + 0.39%)
1/21/70 #, ●		3,080,000	3,077,167
Total Non-Agency Collateralized
Mortgage Obligations
(cost $3,662,058)			3,684,429

Non-Agency Commercial Mortgage-Backed Securities —
0.03%
LB-UBS Commercial
Mortgage Trust
Series 2006-C6 AJ
5.492% 9/15/39 ●		641,109	370,240
Total Non-Agency Commercial
Mortgage-Backed Securities
(cost $679,857)			370,240

Sovereign Bonds — 2.50%
Spain — 2.50%
Spanish Treasury Bill
0.00% 1/15/21 ^	EUR	28,875,000	35,284,762
Total Sovereign Bonds
(cost $35,083,629)			35,284,762

US Treasury Obligations — 23.90%
US Treasury Floating Rate
Notes
0.15% (USBMMY3M +
0.055%) 7/31/22 ●		40,895,000	40,899,883
0.244% (USBMMY3M
+ 0.154%) 1/31/22 ●		95,725,000	95,829,781
US Treasury Notes
0.375% 11/30/25		192,645,000	192,885,806
1.625% 12/31/21		8,030,000	8,151,252
Total US Treasury Obligations
(cost $337,168,161)			337,766,722

		Number
		of shares
Preferred Stock — 0.19%
Morgan Stanley
4.047% (LIBOR03M +
3.81%) ●		2,500,000	2,488,224
USB Realty 144A
1.384% (LIBOR03M +
1.147%) #, ●		200,000	150,000
Total Preferred Stock
(cost $2,655,000)			2,638,224

Short-Term Investments — 3.63%
Money Market Mutual Funds — 3.63%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)		12,822,702	12,822,702
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)		12,822,701	12,822,701
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)		12,822,702	12,822,702
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)		12,822,701	12,822,701
Total Short-Term Investments
(cost $51,290,806)			51,290,806

15

Schedule of investments
Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Total Value of
Securities—100.04%
(cost $1,381,045,138)	$1,413,806,934

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2020, the aggregate value of Rule 144A securities was $390,308,728, which represents 27.62% of the Series’ net assets. See Note 11 in “Notes to financial statements.”
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.

The following foreign currency exchange contracts were outstanding at December 31, 2020:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
Toronto Dominion	EUR	28,875,000	USD	35,073,740	1/15/21	$ —	$(215,248)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

Summary of abbreviations:
ABS – Asset-Backed Security
ARM – Adjustable Rate Mortgage
CLO – Collateralized Loan Obligation
DIFC – Dubai International Financial Centre
FREMF – Freddie Mac Multifamily
GNMA – Government National Mortgage Association
GS – Goldman Sachs
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
LIBOR12M – ICE LIBOR USD 12 Month
NCUA – National Credit Union Administration
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
SOFR – Secured Overnight Financing Rate
USBMMY3M – US Treasury 3 Month Bill Money Market Yield

16

Summary of abbreviations: (continued)
yr – Year

Summary of currencies:
EUR – European Monetary Unit
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

17

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

December 31, 2020

Assets:
Investments, at value*	$1,413,806,934
Cash	3,070,147
Cash collateral due from brokers	440,000
Receivable for securities sold	154
Dividends and interest receivable	6,536,812
Receivable for series shares sold	394,216
Total Assets	1,424,248,263
Liabilities:
Payable for securities purchased	9,765,346
Investment management fees payable to affiliates	548,507
Distribution fees payable to affiliates	312,003
Unrealized depreciation on foreign currency exchange contracts	215,248
Other accrued expenses	141,143
Dividend disbursing and transfer agent fees and expenses payable to affiliates	8,875
Trustees’ fees and expenses payable to affiliates	4,417
Accounting and administration expenses payable to affiliates	4,289
Legal fees payable to affiliates	2,420
Reports and statements to shareholders expenses payable to affiliates	1,417
Payable for series shares redeemed	545
Total Liabilities	11,004,210
Total Net Assets	$1,413,244,053

Net Assets Consist of:
Paid-in capital	$1,400,079,572
Total distributable earnings (loss)	13,164,481
Total Net Assets	$1,413,244,053

Net Asset Value
Standard Class:
Net assets	$169,525,938
Shares of beneficial interest outstanding, unlimited authorization, no par	16,843,150
Net asset value per share	$10.06
Service Class:
Net assets	$1,243,718,115
Shares of beneficial interest outstanding, unlimited authorization, no par	124,394,013
Net asset value per share	$10.00
____________________
* Investments, at cost	$1,381,045,138

See accompanying notes, which are an integral part of the financial statements.

18

Statement of operations
Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Year ended December 31, 2020

Investment Income:
Interest	$24,052,085
Dividends	94,022
24,146,107

Expenses:
Management fees	6,456,355
Distribution expenses — Service Class	3,597,987
Accounting and administration expenses	262,421
Reports and statements to shareholders expenses	174,724
Dividend disbursing and transfer agent fees and expenses	111,745
Legal fees	87,150
Trustees’ fees and expenses	78,488
Audit and tax fees	52,114
Custodian fees	37,928
Registration fees	17
Other	54,161
10,913,090
Less expenses waived	(109,111)
Less expenses paid indirectly	(878)
Total operating expenses	10,803,101
Net Investment Income	13,343,006
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	21,509,513
Foreign currencies	73,681
Foreign currency exchange contracts	(47,676)
Swap contracts	75,843
Net realized gain	21,611,361
Net change in unrealized appreciation (depreciation) of:
Investments	18,366,559
Foreign currency exchange contracts	(215,248)
Swap contracts	(75,843)
Net change in unrealized appreciation (depreciation)	18,075,468
Net Realized and Unrealized Gain	39,686,829
Net Increase in Net Assets Resulting from Operations	$53,029,835

See accompanying notes, which are an integral part of the financial statements.

19

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

	Year ended
	12/31/20	12/31/19
Increase in Net Assets from Operations:
Net investment income	$13,343,006	$27,537,963
Net realized gain	21,611,361	12,583,938
Net change in unrealized appreciation (depreciation)	18,075,468	26,463,546
Net increase in net assets resulting from operations	53,029,835	66,585,447

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(2,659,107)	(4,305,301)
Service Class	(17,646,817)	(29,445,479)

Return of capital:
Standard Class	(62,382)	—
Service Class	(460,716)	—
	(20,829,022)	(33,750,780)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	63,258,887	28,692,698
Service Class	140,929,835	54,182,824

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,797,877	4,255,557
Service Class	18,722,000	29,530,672
	225,708,599	116,661,751
Cost of shares redeemed:
Standard Class	(32,112,392)	(165,315,838)
Service Class	(160,819,377)	(116,259,977)
	(192,931,769)	(281,575,815)
Increase (decrease) in net assets derived from capital share transactions	32,776,830	(164,914,064)
Net Increase (Decrease) in Net Assets	64,977,643	(132,079,397)

Net Assets:
Beginning of year	1,348,266,410	1,480,345,807
End of year	$1,413,244,053	$1,348,266,410

See accompanying notes, which are an integral part of the financial statements.

20

Financial highlights
Delaware VIP® Limited-Term Diversified Income Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$9.82	$9.59	$9.83	$9.82	$9.78

Income (loss) from investment operations
Net investment income[1]	0.12	0.22	0.21	0.15	0.11
Net realized and unrealized gain (loss)	0.30	0.27	(0.19)	0.06	0.09
Total from investment operations	0.42	0.49	0.02	0.21	0.20

Less dividends and distributions from:
Net investment income	(0.18)	(0.26)	(0.26)	(0.20)	(0.16)
Return of capital	(0.00)[2]	—	—	—	—
Total dividends and distributions	(0.18)	(0.26)	(0.26)	(0.20)	(0.16)

Net asset value, end of period	$10.06	$9.82	$9.59	$9.83	$9.82
Total return[3]	4.31% [4]	5.21%	0.24%	2.17%	2.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$169,526	$131,920	$260,009	$98,895	$81,412
Ratio of expenses to average net assets[5]	0.53%	0.54%	0.54%	0.55%	0.55%
Ratio of expenses to average net assets prior to fees waived[5]	0.54%	0.54%	0.54%	0.55%	0.55%
Ratio of net investment income to average net assets	1.26%	2.27%	2.14%	1.49%	1.15%
Ratio of net investment income to average net assets prior to
fees waived	1.25%	2.27%	2.14%	1.49%	1.15%
Portfolio turnover	196%	97%	125%	135%	143%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights
Delaware VIP® Limited-Term Diversified Income Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$9.75	$9.53	$9.76	$9.75	$9.72

Income (loss) from investment operations
Net investment income[1]	0.09	0.19	0.18	0.12	0.09
Net realized and unrealized gain (loss)	0.31	0.26	(0.18)	0.07	0.08
Total from investment operations	0.40	0.45	—	0.19	0.17

Less dividends and distributions from:
Net investment income	(0.15)	(0.23)	(0.23)	(0.18)	(0.14)
Return of capital	(0.00)[2]	—	—	—	—
Total dividends and distributions	(0.15)	(0.23)	(0.23)	(0.18)	(0.14)

Net asset value, end of period	$10.00	$9.75	$9.53	$9.76	$9.75
Total return[3]	4.12% [4]	4.81%	0.04% [4]	1.92% [4]	1.73% [4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,243,718	$1,216,346	$1,220,337	$1,319,169	$1,325,979
Ratio of expenses to average net assets[5]	0.83%	0.84%	0.82%	0.80%	0.80%
Ratio of expenses to average net assets prior to fees waived[5]	0.84%	0.84%	0.84%	0.85%	0.85%
Ratio of net investment income to average net assets	0.96%	1.97%	1.86%	1.24%	0.90%
Ratio of net investment income to average net assets prior to
fees waived	0.95%	1.97%	1.84%	1.19%	0.85%
Portfolio turnover	196%	97%	125%	135%	143%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

22

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Limited-Term Diversified Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Foreign currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of a trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the classes of the Series on the basis of “settled shares” of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments is allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades (TBA) — The Series may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Series’ ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase or

23

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

1. Significant Accounting Policies (continued)

deliver securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. The Series declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $876 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $2 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to

24

reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.53% of the Series’ average daily net assets from April 29, 2020 through December 31, 2020.* From January 1, 2020 to April 28, 2020, the expenses were capped at 0.55% of the Series’ average daily net assets. These expense waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $50,214 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $101,356 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $46,718 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from May 1, 2020 through April 30, 2021.

25

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$708,163,481
Purchases of US government securities	1,866,235,898
Sales other than US government securities	632,971,127
Sales of US government securities	1,925,177,246

The tax cost of investmentsand derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$1,386,125,192
Aggregate unrealized appreciation of investments and derivatives	$29,656,636
Aggregate unrealized depreciation of investments and derivatives	(2,190,142)
Net unrealized appreciation of investments and derivatives	$27,466,494

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

26

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$9,776,188	$9,776,188
Agency Commercial Mortgage-Backed Securities	—	3,609,306	3,609,306
Agency Mortgage-Backed Securities	—	101,227,470	101,227,470
Collateralized Debt Obligations	—	94,597,508	94,597,508
Corporate Bonds	—	602,254,952	602,254,952
Non-Agency Asset-Backed Securities	—	171,306,327	171,306,327
Non-Agency Collateralized Mortgage Obligations	—	3,684,429	3,684,429
Non-Agency Commercial Mortgage-Backed Securities	—	370,240	370,240
Preferred Stock	—	2,638,224	2,638,224
Sovereign Bonds	—	35,284,762	35,284,762
US Treasury Obligations	—	337,766,722	337,766,722
Short-Term Investments	51,290,806	—	51,290,806
Total Value of Securities	$51,290,806	$1,362,516,128	$1,413,806,934

Derivatives[1]
Liabilities:
Foreign Currency Exchange Contracts	$—	$(215,248)	$(215,248)

[1]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$20,305,924	$33,750,780
Return of capital	523,098	—
Total	$20,829,022	$33,750,780

27

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,400,079,572
Qualified late year loss deferrals	(181,422)
Capital loss carryforwards	(14,120,591)
Unrealized appreciation (depreciation) of investments and foreign
currencies	27,466,494
Net assets	$1,413,244,053

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts, tax treatment of market discount and premium on debt instruments, and market premium on callable bonds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

Qualified late year losses represent losses realized on investment transactions from November 1, 2020 through December 31, 2020 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2020, $13,136,257 of capital loss carryforwards was utilized.

At December 31, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$—	$14,120,591	$14,120,591

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	6,368,262	2,945,915
Service Class	14,186,965	5,594,251
Shares issued upon reinvestment of dividends and distributions:
Standard Class	281,873	437,511
Service Class	1,900,488	3,049,373
	22,737,588	12,027,050
Shares redeemed:
Standard Class	(3,244,654)	(17,056,074)
Service Class	(16,420,463)	(12,012,320)
	(19,665,117)	(29,068,394)
Net increase (decrease)	3,072,471	(17,041,344)

28

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Series may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also enter these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

At December 31, 2020, the Series posted $440,000 in cash collateral for open foreign currency exchange contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended December 31, 2020, the Series entered into foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

29

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

8. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2020 were as follows:

	Liability Derivatives Fair Value
			Interest
Statement of Assets and	Currency	Equity	Rate	Credit
Liabilities Location	Contracts	Contracts	Contracts	Contracts	Total
Unrealized depreciation on foreign currency
exchange contracts	$(215,248)	$—	$—	$—	$(215,248)

The effect of derivative instruments on the “Statement of operations” for the year ended December 31, 2020 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Swap
	Contracts	Contracts	Total
Currency contracts	$(47,676)	$—	$(47,676)
Credit contracts	—	75,843	75,843
Total	$(47,676)	$75,843	$28,167

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Swap
	Contracts	Contracts	Total
Currency contracts	$(215,248)	$—	$(215,248)
Credit contracts	—	(75,843)	(75,843)
Total	$(215,248)	$(75,843)	$(291,091)

The table below summarizes the average balance of derivative holdings by the Series during the year ended December 31, 2020:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$138,568	$2,079,471

9. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At December 31, 2020, the Series had the following assets and liabilities subject to offsetting provisions:

30

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Delaware VIP Limited-Term Diversified Income Series

		Gross Value of
	Gross Value of	Derivative
Counterparty	Derivative Asset	Liability	Net Position
Toronto Dominion	$—	$(215,248)	$(215,248)

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received	Collateral Pledged	Pledged(a)	Net Exposure(b)
Toronto Dominion	$(215,248)	$—	$—	$—	$215,248	$—

(a)	The value of the related collateral exceeded the value of the derivatives as of December 31, 2020, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

31

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

10. Securities Lending (continued)

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

11. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs”) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in certain obligations held by the Series that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letter of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of

32

determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact, if any, of applying this ASU.

14. Subsequent Events

On November 18, 2020, the Board approved the reorganization (Reorganization) of the Series into and with a substantially similar series and class of Lincoln Variable Insurance Products Trust. The Reorganization is subject to the approval of Series shareholders at a special shareholder meeting on April 7, 2021.

Management has determined that no other material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

33

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Limited-Term Diversified Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Limited-Term Diversified Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

34

Other Series information (Unaudited)
Delaware VIP® Limited-Term Diversified Income Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	97.49%
(B) Return of Capital (Tax Basis)	2.51%
Total Distributions (Tax Basis)	100.00%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Limited-Term Diversified Income Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Limited-Term Diversified Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

35

Other Series information (Unaudited)
Delaware VIP® Limited-Term Diversified Income Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Limited-Term Diversified Income Series at a meeting held August 11-13, 2020 (continued)

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all short-intermediate investment-grade debt funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 10-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the third quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second highest expenses of its Expense Group and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work,

36

the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2020, the Series’ net assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

37

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

38

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

39

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

40

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

41

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

42

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1501855)
AR-VIPLTD-221

Delaware VIP® Trust

Delaware VIP REIT Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	2
Disclosure of Series expenses	5
Security type / sector allocation and top 10 equity holdings	6
Schedule of investments	7
Statement of assets and liabilities	9
Statement of operations	10
Statements of changes in net assets	11
Financial highlights	12
Notes to financial statements	14
Report of independent registered public accounting firm	21
Other Series information	22
Board of trustees / directors and officers addendum	25

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® REIT Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP REIT Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek maximum long-term total return, with capital appreciation as a secondary objective.

For the fiscal year ended December 31, 2020, Delaware VIP REIT Series (the “Series”) Standard Class shares fell 10.41%. The Series Service Class shares fell 10.64%. Both figures reflect the returns of all dividends reinvested. The Series’ benchmark, the FTSE Nareit Equity REITs Index, declined 8.00% for the same period.

Both the pandemic and its effects on the economy have little precedent in our lifetimes. The turbulence caused by the pandemic has essentially seen a full market cycle play out in just 12 months. Toward the end of the year, news that availability of an effective vaccine was imminent provided some optimism to investors that the end of the pandemic was in sight. Political uncertainty has calmed somewhat as the US presidential election resulted in a win for Joe Biden. Investors will now turn their attention to the implications of a Democratic presidency and Congress for the economy and markets alike.

US real estate investment trusts (REITs) materially lagged the broader market (the S&P 500® Index gained 18.4%), as real estate has been disproportionately affected by the pandemic and subsequent lockdowns. The pandemic continues to exert its unprecedented influence across real estate markets. It has accelerated several trends that were already in motion, widening the gap between real estate’s winners and losers. The leap forward in ecommerce further exacerbated the challenges facing physical retail, while warehousing and logistics, and the ecosystem supporting the tech movement (data centers, for example) grew stronger. This drove significant divergence among subsectors in the US REIT market. On the one hand, the industrial subsector benefited from strong demand generated by accelerating ecommerce growth and the buildout of supply chains. On the other hand, multifamily, office, and net-lease REITs face headwinds in the near term, though the longer-term recovery of each remains heavily debated.

Adverse stock selection drove the Series’ underperformance, though a positive contribution from sector allocation partially offset this. Underweight allocations to regional malls and shopping centers led the contribution to relative performance for the fiscal year. Retail-exposed REITs have struggled throughout the global pandemic because of lockdown restrictions and the accelerated trend to online shopping. When compared with 2019 figures, all retail REITs showed a drastic decline in foot traffic on Black Friday, the biggest holiday shopping weekend of the year. Surprisingly, regional mall landlords at the higher end of the quality spectrum, such as Simon Property Group Inc. (in which the Series has an overweight position), experienced larger falloffs in projected foot traffic than those at the lower end.

An overweight allocation to healthcare was the largest detractor from relative performance, driven primarily by poor stock selection. Brookdale Senior Living Inc. and Healthpeak Properties Inc. were the leading individual detractors in the sector. Brookdale underperformed after August results missed expectations, with revenue coming in $42.3 million below consensus. An overweight allocation to the apartments sector also detracted, driven by adverse sector allocation and stock selection. Apartment REITs such as AvalonBay Communities Inc. and Apartment Income REIT Corp. reduced performance, the result of significant slowing in new lease rent growth across the country, particularly in California.

At the stock level, the largest contributors to performance for the fiscal year included an overweight position in regional mall operator Simon Property Group and overweight positions in diversified REIT Colony Capital Inc. and shopping center REIT Brixmor Property Group Inc. Simon Property Group entered into a deal, via its joint venture Sparc Group, to acquire Brooks Brothers for $305 million. Under the terms of the deal, Sparc Group will purchase all of Brooks Brothers global business operations. It has also committed to acquiring at least 125 Brooks Brothers retail locations. Colony Capital outperformed after it announced the sale and closure of its 51% ownership stake in the Colony Bulk Industrial Portfolio, valued at $400 million.

The leading detractors from performance at the stock level include overweight positions in Brookdale Senior Living and office REIT Kilroy Realty Corp., and an underweight position in technology REIT Digital Realty Trust Inc.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.     1

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP REIT Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
May 4, 1998)	-10.41%	+1.77%	+2.53%	+7.27%	+8.10%
Service Class shares (commenced operations on
April 30, 2000)	-10.64%	+1.49%	+2.26%	+6.99%	+8.83%
FTSE Nareit Equity REITs Index	-8.00%	+3.40%	+4.77%	+8.31%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.13%, while total operating expenses for Standard Class and Service Class shares were 0.83% and 1.13%, respectively. The management fee for Standard Class and Service Class shares was 0.75%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from April 29, 2020 through April 30, 2021.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on page 4.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT series’ tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

2

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

____________________

*	The aggregate contractual waiver period covering this report is from May 1, 2019 through April 30, 2021.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP REIT Series

Performance of a $10,000 Investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
FTSE Nareit Equity REITs Index	$10,000	$22,212
Delaware VIP REIT Series — Standard Class shares	$10,000	$20,170

The chart shows a $10,000 investment in the Delaware VIP REIT Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The chart also shows $10,000 invested in the FTSE NAREIT Equity REITs Index for the period from December 31, 2010 through December 31, 2020. The FTSE Nareit Equity REITs Index contains all tax-qualified real estate investment trusts (REITs) traded on US exchanges, excluding timber and infrastructure REITs, with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

4

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,112.20	0.83%	$4.41
Service Class	1,000.00	1,111.30	1.13%	6.00
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.96	0.83%	$4.22
Service Class	1,000.00	1,019.46	1.13%	5.74

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

5

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP REIT Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock	99.32%
Real Estate	2.33%
REIT Diversified	3.17%
REIT Healthcare	12.70%
REIT Hotel	5.45%
REIT Industrial	12.60%
REIT Information Technology	13.11%
REIT Mall	2.50%
REIT Manufactured Housing	3.77%
REIT Multifamily	8.68%
REIT Office	9.68%
REIT Self-Storage	8.14%
REIT Shopping Center	4.94%
REIT Single Tenant	7.99%
REIT Specialty	4.26%
Short-Term Investments	0.39%
Total Value of Securities	99.71%
Receivables and Other Assets Net of
Liabilities	0.29%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Prologis	8.70%
Equinix	7.25%
Digital Realty Trust	4.05%
Public Storage	3.90%
Alexandria Real Estate Equities	3.00%
Realty Income	2.91%
Welltower	2.81%
Boston Properties	2.60%
Essex Property Trust	2.60%
Simon Property Group	2.50%

6

Schedule of investments
Delaware VIP® Trust — Delaware VIP REIT Series

December 31, 2020

	Number
	of shares	Value (US $)
Common Stock — 99.32%
Real Estate — 2.33%
Equity Residential	153,111	$9,076,420
		9,076,420
REIT Diversified — 3.17%
Alpine Income Property
Trust	20,172	302,378
Colony Capital	1,150,516	5,533,982
Lexington Realty Trust	476,142	5,056,628
Vornado Realty Trust	38,557	1,439,719
		12,332,707
REIT Healthcare — 12.70%
CareTrust REIT	118,057	2,618,504
Healthcare Trust of America
Class A	249,932	6,883,127
Healthpeak Properties	260,030	7,860,707
Medical Properties Trust	392,756	8,558,153
National Health Investors	37,174	2,571,326
Omega Healthcare
Investors	43,265	1,571,385
Sabra Health Care REIT	23,322	405,103
Ventas	163,052	7,996,070
Welltower	169,010	10,921,426
		49,385,801
REIT Hotel — 5.45%
Apple Hospitality REIT	79,739	1,029,431
Gaming and Leisure
Properties	88,296	3,743,762
Host Hotels & Resorts	297,696	4,355,292
Park Hotels & Resorts	51,618	885,249
Pebblebrook Hotel Trust	55,498	1,043,362
RLJ Lodging Trust	39,086	553,067
Ryman Hospitality
Properties	21,516	1,457,924
Sunstone Hotel Investors	45,389	514,257
VICI Properties	299,368	7,633,884
		21,216,228
REIT Industrial — 12.60%
Americold Realty Trust	113,308	4,229,787
Duke Realty	204,598	8,177,782
Prologis	339,424	33,826,996
Terreno Realty	47,280	2,766,353
		49,000,918
REIT Information Technology — 13.11%
CyrusOne	49,911	3,650,989
Digital Realty Trust	113,078	15,775,512
Equinix	39,482	28,197,255
QTS Realty Trust Class A	54,741	3,387,373
		51,011,129
REIT Mall — 2.50%
Simon Property Group	114,002	9,722,091
		9,722,091
REIT Manufactured Housing — 3.77%
Equity LifeStyle Properties	100,795	6,386,371
Sun Communities	54,486	8,279,148
		14,665,519
REIT Multifamily — 8.68%
American Campus
Communities	18,638	797,147
American Homes 4 Rent
Class A	111,330	3,339,900
Apartment Income REIT †	14,575	559,826
AvalonBay Communities	49,266	7,903,744
Camden Property Trust	41,015	4,098,219
Essex Property Trust	42,649	10,125,725
Mid-America Apartment
Communities	16,055	2,034,008
UDR	127,976	4,918,118
		33,776,687
REIT Office — 9.68%
Alexandria Real Estate
Equities	65,446	11,663,786
Boston Properties	107,309	10,143,920
Cousins Properties	134,482	4,505,147
Douglas Emmett	150,443	4,389,927
Highwoods Properties	132,429	5,248,161
Kilroy Realty	13,415	770,021
SL Green Realty	15,539	925,814
		37,646,776
REIT Self-Storage — 8.14%
CubeSmart	57,629	1,936,911
Extra Space Storage	69,817	8,088,998
Life Storage	36,634	4,373,733
National Storage Affiliates
Trust	58,366	2,102,927
Public Storage	65,607	15,150,624
		31,653,193
REIT Shopping Center — 4.94%
Brixmor Property Group	348,457	5,766,963
Federal Realty Investment
Trust	16,284	1,386,094
Kimco Realty	175,865	2,639,734
Regency Centers	76,215	3,474,642
Retail Opportunity
Investments	169,658	2,271,721
Urban Edge Properties	213,739	2,765,783

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP REIT Series

	Number
	of shares	Value (US $)
Common Stock (continued)
REIT Shopping Center (continued)
Weingarten Realty
Investors	42,632	$923,835
		19,228,772
REIT Single Tenant — 7.99%
Agree Realty	40,045	2,666,196
Four Corners Property
Trust	96,743	2,880,039
National Retail Properties	100,441	4,110,046
Realty Income	182,083	11,320,100
Spirit Realty Capital	78,823	3,166,320
STORE Capital	158,244	5,377,131
VEREIT	41,495	1,568,096
		31,087,928
REIT Specialty — 4.26%
Invitation Homes	303,274	9,007,238
Iron Mountain	55,976	1,650,172
Lamar Advertising Class A	18,926	1,575,022
Outfront Media	46,337	906,352
WP Carey	48,441	3,418,966
		16,557,750
Total Common Stock
(cost $352,486,790)		386,361,919

Short-Term Investments — 0.39%
Money Market Mutual Funds — 0.39%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	380,168	380,168
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	380,168	380,168
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	380,169	380,169
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	380,169	380,169
Total Short-Term Investments
(cost $1,520,674)		1,520,674
Total Value of
Securities—99.71%
(cost $354,007,464)		$387,882,593
†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs
REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

8

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP REIT Series

December 31, 2020

Assets:
Investments, at value*	$387,882,593
Dividends receivable	1,916,609
Receivable for series shares sold	988
Total Assets	389,800,190
Liabilities:
Due to custodian	22
Payable for series shares redeemed	459,292
Investment management fees payable to affiliates	239,711
Distribution fees payable to affiliates	43,712
Other accrued expenses	24,316
Reports and statements to shareholders expenses payable to non-affiliates	19,164
Dividend disbursing and transfer agent fees and expenses payable to affiliates	2,440
Accounting and administration expenses payable to affiliates	1,425
Trustees’ fees and expenses payable to affiliates	1,200
Legal fees payable to affiliates	658
Reports and statements to shareholders expenses payable to affiliates	391
Total Liabilities	792,331
Total Net Assets	$389,007,859

Net Assets Consist of:
Paid-in capital	$416,371,210
Total distributable earnings (loss)	(27,363,351)
Total Net Assets	$389,007,859

Net Asset Value
Standard Class:
Net assets	$214,644,411
Shares of beneficial interest outstanding, unlimited authorization, no par	17,749,290
Net asset value per share	$12.09
Service Class:
Net assets	$174,363,448
Shares of beneficial interest outstanding, unlimited authorization, no par	14,439,675
Net asset value per share	$12.08
____________________
* Investments, at cost	$354,007,464

See accompanying notes, which are an integral part of the financial statements.

9

Statement of operations
Delaware VIP® Trust — Delaware VIP REIT Series

Year ended December 31, 2020

Investment Income:
Dividends	$10,425,656
Interest	27
10,425,683

Expenses:
Management fees	2,818,024
Distribution expenses — Service Class	515,334
Accounting and administration expenses	100,947
Reports and statements to shareholders expenses	83,657
Audit and tax fees	34,137
Dividend disbursing and transfer agent fees and expenses	31,117
Legal fees	25,943
Trustees’ fees and expenses	21,755
Custodian fees	14,971
Registration fees	107
Other	10,374
3,656,366
Less expenses waived	(22,840)
Less expenses paid indirectly	(53)
Total operating expenses	3,633,473
Net Investment Income	6,792,210
Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(57,757,045)
Net change in unrealized appreciation (depreciation) of investments	5,395,735
Net Realized and Unrealized Loss	(52,361,310)
Net Decrease in Net Assets Resulting from Operations	$(45,569,100)

See accompanying notes, which are an integral part of the financial statements.

10

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP REIT Series

	Year ended
	12/31/20	12/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,792,210	$6,657,060
Net realized gain (loss)	(57,757,045)	44,240,422
Net change in unrealized appreciation (depreciation)	5,395,735	46,211,888
Net increase (decrease) in net assets resulting from operations	(45,569,100)	97,109,370

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(14,728,509)	(4,838,436)
Service Class	(12,029,202)	(3,675,428)
	(26,757,711)	(8,513,864)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	19,020,120	9,282,515
Service Class	11,898,297	9,638,712

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	14,728,509	4,838,436
Service Class	12,029,202	3,675,428
	57,676,128	27,435,091
Cost of shares redeemed:
Standard Class	(17,184,108)	(24,026,313)
Service Class	(19,842,574)	(23,679,606)
	(37,026,682)	(47,705,919)
Increase (decrease) in net assets derived from capital share transactions	20,649,446	(20,270,828)
Net Increase (Decrease) in Net Assets	(51,677,365)	68,324,678

Net Assets:
Beginning of year	440,685,224	372,360,546
End of year	$389,007,859	$440,685,224

See accompanying notes, which are an integral part of the financial statements.

11

Financial highlights
Delaware VIP® REIT Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20		12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$14.69		$11.85	$13.49	$15.57	$15.89

Income (loss) from investment operations
Net investment income[1]	0.23		0.24	0.28	0.27	0.22
Net realized and unrealized gain (loss)	(1.92)		2.90	(1.27)	(0.03)	0.67
Total from investment operations	(1.69)		3.14	(0.99)	0.24	0.89

Less dividends and distributions from:
Net investment income	(0.25)		(0.30)	(0.27)	(0.24)	(0.21)
Net realized gain	(0.66)		—	(0.38)	(2.08)	(1.00)
Total dividends and distributions	(0.91)		(0.30)	(0.65)	(2.32)	(1.21)

Net asset value, end of period	$12.09		$14.69	$11.85	$13.49	$15.57
Total return[2]	(10.41%	)[3]	26.81%	(7.22% )	1.54%	5.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$214,644		$236,492	$198,904	$235,390	$251,083
Ratio of expenses to average net assets[4]	0.83%		0.83%	0.83%	0.84%	0.83%
Ratio of expenses to average net assets prior to fees waived[4]	0.84%		0.83%	0.83%	0.84%	0.83%
Ratio of net investment income to average net assets	1.94%		1.70%	2.23%	1.94%	1.39%
Ratio of net investment income to average net assets prior to
fees waived	1.93%		1.70%	2.23%	1.94%	1.39%
Portfolio turnover	127%		98%	111%	173%	130%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

12

Delaware VIP® REIT Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20		12/31/19	12/31/18		12/31/17	12/31/16
Net asset value, beginning of period	$14.66		$11.82	$13.46		$15.54	$15.86

Income (loss) from investment operations
Net investment income[1]	0.19		0.20	0.24		0.24	0.18
Net realized and unrealized gain (loss)	(1.90)		2.90	(1.27)		(0.03)	0.67
Total from investment operations	(1.71)		3.10	(1.03)		0.21	0.85

Less dividends and distributions from:
Net investment income	(0.21)		(0.26)	(0.23)		(0.21)	(0.17)
Net realized gain	(0.66)		—	(0.38)		(2.08)	(1.00)
Total dividends and distributions	(0.87)		(0.26)	(0.61)		(2.29)	(1.17)

Net asset value, end of period	$12.08		$14.66	$11.82		$13.46	$15.54
Total return[2]	(10.64%	)[3]	26.50%	(7.52%	)[3]	1.27% [3]	5.62% [3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$174,364		$204,193	$173,457		$212,133	$232,062
Ratio of expenses to average net assets[4]	1.13%		1.13%	1.11%		1.09%	1.08%
Ratio of expenses to average net assets prior to fees waived[4]	1.14%		1.13%	1.13%		1.14%	1.13%
Ratio of net investment income to average net assets	1.64%		1.40%	1.95%		1.69%	1.14%
Ratio of net investment income to average net assets prior to
fees waived	1.63%		1.40%	1.93%		1.64%	1.09%
Portfolio turnover	127%		98%	111%		173%	130%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Total return during the period shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP REIT Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP REIT Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. The Series

14

declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $51 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $2 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fee, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* The waiver and reimbursement are accrued daily and received monthly. This waiver and reimbursement may only be terminated by agreement of DMC and the Series.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $16,831 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $28,180 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP REIT Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $15,407 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.
____________________

*	The aggregate contractual waiver period covering this report is from May 1, 2019 through April 30, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$473,368,231
Sales	469,622,275

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$369,049,930
Aggregate unrealized appreciation of investments	$42,036,411
Aggregate unrealized depreciation of investments	(23,203,748)
Net unrealized appreciation of investments	$18,832,663

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default

16

rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair vaiue hierarchy levels as of December 31, 2020:

Level 1
Securities
Assets:
Common Stock	$386,361,919
Short-Term Investments	1,520,674
Total Value of Securities	$387,882,593

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$6,933,274	$8,513,864
Long-term capital gains	19,824,437	—
Total	$26,757,711	$8,513,864

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$416,371,210
Undistributed ordinary income	6,811,375
Capital loss carryforwards	(53,007,389)
Unrealized appreciation of investments	18,832,663
Net assets	$389,007,859

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP REIT Series

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

At December 31, 2020, capital loss carryforwards available to offset future realized capital gains are as follows:

Loss carryforward character
Short-term	Long-term	Total
$27,365,206	$25,642,183	$53,007,389

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	1,660,166	669,647
Service Class	1,025,893	682,206
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,434,129	373,624
Service Class	1,171,295	283,817
	5,291,483	2,009,294
Shares redeemed:
Standard Class	(1,438,661)	(1,734,837)
Service Class	(1,685,742)	(1,709,138)
	(3,124,403)	(3,443,975)
Net increase (decrease)	2,167,080	(1,434,681)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

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8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

The Series concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Series is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more widely than that of a fund that invests in a broader range of industries.

19

Notes to financial statements
Delaware VIP® Trust — Delaware VIP REIT Series

9. Credit and Market Risk (continued)

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2020, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

12. Subsequent Events

On November 18, 2020, the Board approved the reorganization (Reorganization) of the Series into and with a substantially similar series and class of Lincoln Variable Insurance Products Trust. The Reorganization is subject to the approval of Series shareholders at a special shareholder meeting on April 7, 2021.

Management has determined that no other material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

20

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP REIT Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP REIT Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

21

Other Series information (Unaudited)
Delaware VIP® REIT Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	74.09%
(B) Ordinary Income Distributions (Tax Basis)	25.91%
Total Distributions (Tax Basis)	100.00%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP REIT Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP REIT Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering

22

matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all real estate funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 10-year periods was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Series’ performance results were not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the performance attribution included in the Meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

23

Other Series information (Unaudited)
Delaware VIP® REIT Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP REIT Series at a meeting held August 11-13, 2020 (continued)

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

24

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

25

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

26

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

27

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

28

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

29

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1501855)
AR-VIPREIT-221

Delaware VIP® Trust

Delaware VIP Smid Cap Core Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	6
Security type / sector allocation and top 10 equity holdings	7
Schedule of investments	8
Statement of assets and liabilities	11
Statement of operations	12
Statements of changes in net assets	13
Financial highlights	14
Notes to financial statements	16
Report of independent registered public accounting firm	23
Other Series information	24
Board of trustees / directors and officers addendum	27

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Smid Cap Core Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek long-term capital appreciation.

For the fiscal year ended December 31, 2020, Delaware VIP Smid Cap Core Series (the “Series”) Standard Class shares gained 11.09%. The Series’ Service Class shares rose 10.74%. Both figures reflect all dividends reinvested. For the same period, the Series’ benchmark, the Russell 2500™ Index, gained 19.99% for the same period.

Over the year, small-cap stocks outperformed mid-cap stocks. The smaller-cap Russell 2000® Index gained 19.96% for the year, while the Russell Midcap® Index gained 17.10%. Growth companies outperformed value companies during the year as the Russell 2500™ Growth Index appreciated 40.47% versus the 4.88% gain for the Russell 2500™ Value Index.

In the Russell 2500 Index, high-beta (higher risk) companies outperformed lower-beta (lower risk) stocks, and companies without earnings — as well as those with higher price-to-earnings (P/E) ratios — returned more on average than companies with lower P/E ratios. Sector-level performance within the Russell 2500 Index was mostly positive with 12 of 16 sectors advancing. The weakest-performing sector in the benchmark over the fiscal year was energy, which declined more than 35%. The real estate investment trust (REIT), media, and finance sectors in the benchmark declined during the year. The technology, healthcare, and communication services sectors in the benchmark were the strongest performing, each advancing more than 30% during the fiscal year.

Stock selection was the most significant detractor from the Series’ performance for the fiscal year. The technology sector in the benchmark was the strongest performing sector for the 12-month period, and the Series’ holdings in the sector did not advance by as much as those in the benchmark, which detracted. Stock selection in the utilities sector detracted as the Series’ holdings declined on average, while those in the benchmark advanced. Stock selection in the capital goods and basic materials sectors detracted as the Series’ holdings in those sectors lagged the returns of those sectors in the benchmark. Stock selection in the healthcare sector contributed. The Series also benefited from relative underweights to the energy and media sectors.

In the utilities sector, shares of local distribution company (LDC) South Jersey Industries Inc. detracted during the fiscal year. During the year, natural gas utilities in the LDC industry underperformed due to investor pessimism regarding the potential impacts from decarbonization and regulatory developments. While shares of South Jersey Industries declined during the year, the company’s earnings were resilient, and financials supported its 22nd consecutive year of dividend increase. In September, the New Jersey Board of Public Utilities approved increases in South Jersey Industries’ base rates and recognized the company’s investments to enhance the safety, reliability, and resiliency of its natural gas distribution system. We maintained a position in South Jersey Industries as the company is trading at a valuation below that of our estimate of its intrinsic value and has, in our view, a favorable capital plan to drive customer growth.

In the first quarter of the fiscal year, we initiated a position in biopharmaceutical company Intercept Pharmaceuticals Inc. Intercept is focused on the development and commercialization of novel therapeutics to treat progressive non-viral liver diseases, including primary biliary cholangitis (PBC) and nonalcoholic steatohepatitis (NASH). Shares of Intercept detracted during the fiscal year as the company’s stock declined after it received a complete response letter (CRL) from the US Food and Drug Administration (FDA) regarding the company’s new drug application (NDA) for obeticholic acid (OCA) for the treatment of fibrosis due to NASH. The letter indicated that Intercept should submit additional post-interim analysis efficacy and safety data from its ongoing study to support a potential accelerated approval. Following the letter, the company worked with the FDA and provided initial feedback to investors later in the fiscal year that it could refile its NDA in 2021. We maintained the Series’ position in Intercept as the company’s lead therapy, Ocaliva, is approved by the FDA for PBC, and its NASH trial is in Phase 3 trials.

Shares of glucose monitoring systems company DexCom Inc. contributed to performance in the healthcare sector. During the year, DexCom’s financial results continued to grow and exceeded expectations. The company’s growth in international markets benefited by gaining approval for its products in multiple new countries. In the United States, DexCom’s G6 continuous glucose monitoring system received temporary approval from the FDA for in-hospital use as a way to improve the glucose management of COVID-19 patients and reduce both the workload and risk of infection for the healthcare workers tasked with caring for these individuals. We exited the Series’ position in DexCom prior to the end of the fiscal year as its market cap had grown larger than the upper end of the benchmark.

II-VI Inc. develops and markets engineered materials and optoelectronic components for use in industrial material processing, optical communications, and consumer electronics. The company also serves automotive and military markets. II-VI is vertically integrated, differentiating it from its competitors and, more importantly, in our opinion, providing exposure to several emerging mega trends including 5G, cloud computing, 3D LiDAR sensors, electronic vehicles, and silicon carbide (SiC) devices and modules for power electronics. During the year,

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

II-VI outperformed and we maintained the Series’ position in the company as we believe II-VI appears well positioned for future potential growth as it provides support to these emerging trends.

With respect to sector positioning, the Series ended the year with its largest relative underweights to companies in the healthcare, business services, energy, media, communication services, and credit cyclicals sectors. The Series held notable relative overweights in the capital goods, basic materials, finance, and transportation sectors at the end of the fiscal year. On balance, we believe the macroeconomic environment favors active managers that can apply thorough company-level analysis when making investment decisions. We continue to maintain our strategy of investing in companies that, we believe, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the ability to potentially deliver value to shareholders.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

2

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
July 12, 1991)	+11.09%	+8.17%	+10.21%	+11.83%	+10.24%
Service Class shares (commenced operations on
May 1, 2000)	+10.74%	+7.83%	+9.90%	+11.54%	+6.86%
Russell 2500 Index	+19.99%	+11.33%	+13.64%	+11.97%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.07%, while total operating expenses for Standard Class and Service Class shares were 0.81% and 1.11%, respectively. The management fee for Standard Class and Service Class shares was 0.74%. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Equity securities are subject to price fluctuation and possible loss of principal.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

____________________

*	The aggregate contractual waiver period covering this report is from May 01, 2019 through April 30, 2021.

Performance of a $10,000 investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
Russell 2500 Index	$10,000	$30,976
Delaware VIP Smid Cap Core Series — Standard Class shares	$10,000	$30,600

The graph shows a $10,000 investment in the Delaware VIP Smid Cap Growth Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the Russell 2500 Index for the period from December 31, 2010 through December 31, 2020. The Russell 2500 Index measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap Index, mentioned on page 1, measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index.

The Russell 2000 Index, mentioned on page 1, measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

The Russell 2500 Growth Index, mentioned on page 1, measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Value Index, mentioned on page 1, measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The price-to-earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its earnings per share. Generally, a high P/E ratio means that investors are anticipating higher growth in the future.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

4

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

5

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,293.90	0.83%	$4.79
Service Class	1,000.00	1,291.90	1.13%	6.51
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.96	0.83%	$4.22
Service Class	1,000.00	1,019.46	1.13%	5.74

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

6

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock	99.77%
Basic Materials	8.83%
Business Services	4.05%
Capital Goods	12.87%
Consumer Discretionary	4.72%
Consumer Services	3.20%
Consumer Staples	2.52%
Credit Cyclicals	2.59%
Energy	1.22%
Financial Services	14.60%
Healthcare	14.65%
Media	1.06%
Real Estate Investment Trusts	6.70%
Technology	17.93%
Transportation	1.68%
Utilities	3.15%
Short-Term Investments	0.39%
Total Value of Securities	100.16%
Liabilities Net of Receivables and Other
Assets	(0.16%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Proofpoint	1.46%
Ultragenyx Pharmaceutical	1.42%
Catalent	1.40%
Reliance Steel & Aluminum	1.33%
PTC	1.26%
Bio-Techne	1.25%
Huntsman	1.22%
II-VI	1.19%
Repligen	1.13%
Quanta Services	1.13%

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

December 31, 2020

	Number
	of shares	Value (US $)
Common Stock — 99.77%
Basic Materials — 8.83%
Balchem	37,604	$4,332,733
Boise Cascade	59,135	2,826,653
Eastman Chemical	45,912	4,604,055
Ferro †	108,585	1,588,599
Huntsman	313,994	7,893,809
Kaiser Aluminum	69,128	6,836,759
Minerals Technologies	107,853	6,699,829
Neenah	125,635	6,950,128
Reliance Steel & Aluminum	71,407	8,550,988
Worthington Industries	129,317	6,639,135
		56,922,688
Business Services — 4.05%
ABM Industries	104,091	3,938,803
Aramark	154,967	5,963,130
ASGN †	74,810	6,248,879
Casella Waste Systems
Class A †	53,807	3,333,344
US Ecology	103,521	3,760,918
WillScot Mobile Mini
Holdings †	123,938	2,871,644
		26,116,718
Capital Goods — 12.87%
Barnes Group	60,762	3,080,026
BWX Technologies	81,640	4,921,259
Columbus McKinnon	37,696	1,449,034
ESCO Technologies	51,782	5,344,938
Federal Signal	70,195	2,328,368
Gates Industrial †	146,063	1,863,764
Graco	69,420	5,022,537
Jacobs Engineering Group	53,945	5,877,847
Kadant	40,284	5,679,238
KBR	99,491	3,077,257
Lincoln Electric Holdings	61,388	7,136,355
MasTec †	56,172	3,829,807
Oshkosh	65,662	5,651,528
Quanta Services	100,679	7,250,902
Rexnord	142,321	5,620,256
Tetra Tech	23,540	2,725,461
United Rentals †	29,736	6,896,076
Woodward	42,494	5,164,296
		82,918,949
Consumer Discretionary — 4.72%
American Eagle Outfitters	173,297	3,478,071
BJ’s Wholesale Club
Holdings †	56,304	2,099,013
Dick’s Sporting Goods	58,882	3,309,757
Five Below †	40,829	7,144,258
Malibu Boats Class A †	96,588	6,030,955
Sonic Automotive Class A	39,101	1,508,126
Steven Madden	193,786	6,844,521
		30,414,701
Consumer Services — 3.20%
Allegiant Travel	13,065	2,472,421
Brinker International	35,255	1,994,375
Chuy’s Holdings †	64,829	1,717,320
Jack in the Box	48,088	4,462,567
Texas Roadhouse	49,715	3,885,724
Wendy’s	276,375	6,058,140
		20,590,547
Consumer Staples — 2.52%
Casey’s General Stores	39,466	7,049,417
Helen of Troy †	15,011	3,335,294
J & J Snack Foods	37,782	5,870,189
		16,254,900
Credit Cyclicals — 2.59%
BorgWarner	117,206	4,528,840
KB Home	75,586	2,533,643
La-Z-Boy	65,030	2,590,795
Taylor Morrison Home †	106,392	2,728,955
Toll Brothers	99,310	4,317,005
		16,699,238
Energy — 1.22%
Diamondback Energy	119,871	5,801,757
Patterson-UTI Energy	57,251	301,140
PDC Energy †	86,226	1,770,220
		7,873,117
Financial Services — 14.60%
American Equity
Investment Life Holding	20,548	568,358
Axis Capital Holdings	88,312	4,450,042
Comerica	56,635	3,163,631
East West Bancorp	125,072	6,342,401
Essent Group	119,066	5,143,651
First Financial Bancorp	239,739	4,202,625
Great Western Bancorp	122,621	2,562,779
Hamilton Lane Class A	31,939	2,492,839
Independent Bank Group	67,183	4,200,281
Kemper	50,041	3,844,650
NMI Holdings Class A †	153,991	3,487,896
Primerica	39,366	5,272,288
Reinsurance Group of
America	44,163	5,118,492
Selective Insurance Group	75,411	5,051,029
South State	69,367	5,015,234
Sterling Bancorp	218,384	3,926,544

8

	Number
	of shares	Value (US $)
Common Stock (continued)
Financial Services (continued)
Stifel Financial	114,813	$5,793,464
Umpqua Holdings	314,550	4,762,287
Valley National Bancorp	378,305	3,688,474
Webster Financial	133,313	5,619,143
Western Alliance Bancorp	69,575	4,171,021
WSFS Financial	115,438	5,180,857
		94,057,986
Healthcare — 14.65%
Agios Pharmaceuticals †	78,058	3,382,253
Amicus Therapeutics †	174,490	4,028,974
Bio-Techne	25,434	8,076,567
Blueprint Medicines †	49,423	5,542,789
Catalent †	86,471	8,999,037
Encompass Health	83,711	6,922,063
Exact Sciences †	37,061	4,910,212
Halozyme Therapeutics †	116,643	4,981,822
ICON †	27,360	5,334,653
Intercept
Pharmaceuticals †	55,027	1,359,167
Ligand Pharmaceuticals †	44,698	4,445,216
Natera †	45,190	4,497,309
Neurocrine Biosciences †	64,152	6,148,969
Quidel †	25,523	4,585,207
Repligen †	37,917	7,266,035
Supernus
Pharmaceuticals †	116,933	2,942,034
Teladoc Health †	9,477	1,895,021
Ultragenyx
Pharmaceutical †	65,900	9,122,537
		94,439,865
Media — 1.06%
Cinemark Holdings	152,125	2,648,496
Interpublic Group of
Companies	178,089	4,188,654
		6,837,150
Real Estate Investment Trusts — 6.70%
American Assets Trust	71,728	2,071,505
Apartment Income REIT †	121,816	4,678,953
Brixmor Property Group	236,516	3,914,340
Camden Property Trust	50,588	5,054,753
Cousins Properties	157,824	5,287,104
EastGroup Properties	20,219	2,791,435
EPR Properties	59,161	1,922,733
First Industrial Realty Trust	102,971	4,338,168
Kite Realty Group Trust	192,213	2,875,506
Lexington Realty Trust	283,077	3,006,278
Life Storage	28,845	3,443,805
Pebblebrook Hotel Trust	115,173	2,165,252
Physicians Realty Trust	92,603	1,648,333
		43,198,165
Technology — 17.93%
Blackline †	19,922	2,657,196
Box Class A †	79,565	1,436,148
Brooks Automation	63,705	4,322,384
Chegg †	51,018	4,608,456
ExlService Holdings †	81,191	6,911,790
Glu Mobile †	186,407	1,679,527
Guidewire Software †	37,571	4,836,515
II-VI †	101,197	7,686,924
J2 Global †	70,083	6,846,408
LendingTree †	18,748	5,133,015
MACOM Technology
Solutions Holdings †	60,925	3,353,312
MaxLinear †	155,488	5,938,087
Medallia †	108,933	3,618,754
NETGEAR †	86,649	3,520,549
Paycom Software †	4,648	2,102,058
Proofpoint †	68,882	9,396,193
PTC †	67,666	8,093,530
Rapid7 †	51,609	4,653,068
Semtech †	79,770	5,750,619
Silicon Laboratories †	13,985	1,780,850
SS&C Technologies
Holdings	88,228	6,418,587
Tyler Technologies †	5,744	2,507,371
Varonis Systems †	11,695	1,913,419
WNS Holdings ADR †	95,460	6,877,893
Yelp †	106,806	3,489,352
		115,532,005
Transportation — 1.68%
Knight-Swift Transportation
Holdings	171,749	7,182,543
Werner Enterprises	92,485	3,627,262
		10,809,805
Utilities — 3.15%
Black Hills	63,487	3,901,276
NorthWestern	98,345	5,734,497
South Jersey Industries	240,792	5,189,068
Spire	85,759	5,492,006
		20,316,847
Total Common Stock
(cost $492,037,956)		642,982,681

9

Schedule of investments
Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

	Number
	of shares	Value (US $)
Short-Term Investments — 0.39%
Money Market Mutual Funds — 0.39%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	637,474	$637,474
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	637,473	637,473
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	637,473	637,473
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	637,473	637,473
Total Short-Term Investments
(cost $2,549,893)		2,549,893
Total Value of
Securities—100.16%
(cost $494,587,849)		$645,532,574

†	Non-income producing security.

Summary of abbreviations:
ADR – American Depositary Receipt
GS – Goldman Sachs
REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

10

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

December 31, 2020

Assets:
Investments, at value*	$645,532,574
Dividends and interest receivable	538,264
Receivable for series shares sold	3,428
Total Assets	646,074,266
Liabilities:
Due to custodian	28
Payable for series shares redeemed	867,993
Investment management fees payable to affiliates	402,769
Payable for securities purchased	176,656
Other accrued expenses	70,880
Distribution fees payable to affiliates	58,692
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,089
Accounting and administration expenses payable to affiliates	2,158
Trustees’ fees and expenses payable to affiliates	1,970
Legal fees payable to affiliates	1,079
Reports and statements to shareholders expenses payable to affiliates	648
Total Liabilities	1,586,962
Total Net Assets	$644,487,304

Net Assets Consist of:
Paid-in capital	$468,674,525
Total distributable earnings (loss)	175,812,779
Total Net Assets	$644,487,304

Net Asset Value
Standard Class:
Net assets	$413,756,487
Shares of beneficial interest outstanding, unlimited authorization, no par	16,726,553
Net asset value per share	$24.74
Service Class:
Net assets	$230,730,817
Shares of beneficial interest outstanding, unlimited authorization, no par	10,142,075
Net asset value per share	$22.75
____________________
* Investments, at cost	$494,587,849

See accompanying notes, which are an integral part of the financial statements.

11

Statement of operations
Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Year ended December 31, 2020

Investment Income:
Dividends	$10,224,354
Interest	76
10,224,430

Expenses:
Management fees	4,132,353
Distribution expenses — Service Class	606,191
Accounting and administration expenses	130,430
Reports and statements to shareholders expenses	97,257
Dividend disbursing and transfer agent fees and expenses	46,027
Audit and tax fees	35,316
Legal fees	32,325
Trustees’ fees and expenses	31,804
Custodian fees	15,428
Registration fees	17
Other	14,847
5,141,995
Less expenses paid indirectly	(1,579)
Total operating expenses	5,140,416
Net Investment Income	5,084,014
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	20,956,286
Net change in unrealized appreciation (depreciation) of:
Investments	39,340,113
Foreign currencies	(279)
Net change in unrealized appreciation (depreciation)	39,339,834
Net Realized and Unrealized Gain	60,296,120
Net Increase in Net Assets Resulting from Operations	$65,380,134

See accompanying notes, which are an integral part of the financial statements.

12

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

	Year ended
	12/31/20	12/31/19
Increase in Net Assets from Operations:
Net investment income	$5,084,014	$2,514,851
Net realized gain	20,956,286	13,930,353
Net change in unrealized appreciation (depreciation)	39,339,834	137,373,667
Net increase in net assets resulting from operations	65,380,134	153,818,871

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(10,297,921)	(23,348,937)
Service Class	(5,875,178)	(13,628,667)
	(16,173,099)	(36,977,604)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	13,338,676	10,267,377
Service Class	10,755,568	5,225,032

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	10,297,922	23,348,937
Service Class	5,875,178	13,628,667
	40,267,344	52,470,013
Cost of shares redeemed:
Standard Class	(40,407,577)	(52,540,344)
Service Class	(32,325,795)	(29,941,388)
	(72,733,372)	(82,481,732)
Decrease in net assets derived from capital share transactions	(32,466,028)	(30,011,719)
Net Increase in Net Assets	16,741,007	86,829,548

Net Assets:
Beginning of year	627,746,297	540,916,749
End of year	$644,487,304	$627,746,297

See accompanying notes, which are an integral part of the financial statements.

13

Financial highlights
Delaware VIP® Smid Cap Core Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17[1]	12/31/16
Net asset value, beginning of period	$23.09	$18.92	$30.98	$28.08	$29.79

Income (loss) from investment operations
Net investment income[2]	0.21	0.11	0.12	0.06	0.09
Net realized and unrealized gain (loss)	2.04	5.37	(2.59)	4.89	2.15
Total from investment operations	2.25	5.48	(2.47)	4.95	2.24

Less dividends and distributions from:
Net investment income	(0.11)	(0.12)	(0.05)	(0.09)	(0.07)
Net realized gain	(0.49)	(1.19)	(9.54)	(1.96)	(3.88)
Total dividends and distributions	(0.60)	(1.31)	(9.59)	(2.05)	(3.95)

Net asset value, end of period	$24.74	$23.09	$18.92	$30.98	$28.08
Total return[3]	11.09%	29.63%	(12.12% )	18.65%	8.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$413,756	$399,267	$343,361	$411,087	$394,898
Ratio of expenses to average net assets[4]	0.82%	0.81%	0.81%	0.81%	0.82%
Ratio of net investment income to average net assets	1.02%	0.52%	0.51%	0.22%	0.33%
Portfolio turnover	32%	14%	18%	112%	15%

[1]	Effective April 28, 2017, Jackson Square Partners, LLC no longer serves as sub-advisor to the Series. The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2017.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

14

Delaware VIP® Smid Cap Core Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20[1]	12/31/19	12/31/18		12/31/17[1]	12/31/16
Net asset value, beginning of period	$21.28	$17.52	$29.41		$26.75	$28.56

Income (loss) from investment operations
Net investment income (loss)[2]	0.14	0.04	0.05		(0.01)	0.02
Net realized and unrealized gain (loss)	1.87	4.97	(2.40)		4.66	2.05
Total from investment operations	2.01	5.01	(2.35)		4.65	2.07

Less dividends and distributions from:
Net investment income	(0.05)	(0.06)	—		(0.03)	—
Net realized gain	(0.49)	(1.19)	(9.54)		(1.96)	(3.88)
Total dividends and distributions	(0.54)	(1.25)	(9.54)		(1.99)	(3.88)

Net asset value, end of period	$22.75	$21.28	$17.52		$29.41	$26.75
Total return[3]	10.74%	29.25%	(12.40%	)[4]	18.38% [4]	8.02% [4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$230,731	$228,479	$197,556		$239,918	$231,336
Ratio of expenses to average net assets[5]	1.12%	1.11%	1.09%		1.06%	1.07%
Ratio of expenses to average net assets prior to fees waived[5]	1.12%	1.11%	1.11%		1.11%	1.12%
Ratio of net investment income (loss) to average net assets	0.72%	0.22%	0.23%		(0.03% )	0.08%
Ratio of net investment income (loss) to average net assets prior
to fees waived	0.72%	0.22%	0.21%		(0.08% )	0.03%
Portfolio turnover	32%	14%	18%		112%	15%

[1]	Effective April 28, 2017, Jackson Square Partners, LLC no longer serves as sub-advisor to the Series. The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2017.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Smid Cap Core Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcates that portion of realized gains and losses on investments in which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

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Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer, which are estimated. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $1,575 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $4 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $22,949 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $41,634 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

“Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $19,107 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended December 31, 2020 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. During the year ended December 31, 2020. the Series engaged in securities purchases of $5,416,926 and no securities sales, which did not result in any realized gain (loss).

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$174,087,917
Sales	199,458,971

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$496,311,977
Aggregate unrealized appreciation of investments	$180,148,614
Aggregate unrealized depreciation of investments	(30,928,017)
Net unrealized appreciation of investments	$149,220,597

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions

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market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

Level 1
Securities
Assets:
Common Stock	$642,982,681
Short-Term Investments	2,549,893
Total Value of Securities	$645,532,574

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$9,337,536	$7,325,472
Long-term capital gains	6,835,563	29,652,132
Total	$16,173,099	$36,977,604

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$468,674,525
Undistributed ordinary income	14,912,126
Undistributed long-term capital gains	11,680,056
Unrealized appreciation (depreciation) of investments and foreign
currencies	149,220,597
Net assets	$644,487,304

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	724,381	475,321
Service Class	669,890	267,495
Shares issued upon reinvestment of dividends and distributions:
Standard Class	629,842	1,106,060
Service Class	389,859	698,906
	2,413,972	2,547,782
Shares redeemed:
Standard Class	(1,920,584)	(2,434,517)
Service Class	(1,654,963)	(1,502,845)
	(3,575,547)	(3,937,362)
Net decrease	(1,161,575)	(1,389,580)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

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The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

9. Credit and Market Risk (continued)

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2020. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2020, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

12. Subsequent Events

On November 18, 2020, the Board approved the reorganization (Reorganization) of the Series into and with a substantially similar series and class of Lincoln Variable Insurance Products Trust. The Reorganization is subject to the approval of Series shareholders at a special shareholder meeting on April 7, 2021.

Management has determined that no other material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Smid Cap Core Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Smid Cap Core Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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Other Series information (Unaudited)
Delaware VIP® Smid Cap Core Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	42.27%
(B) Ordinary Income Distributions (Tax Basis)	57.73%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	66.05%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on the Series’ ordinary income distributions.
[1] Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Smid Cap Core Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Smid Cap Core Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

24

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Broadridge currently classifies the Series as a small-cap growth fund. However, Management believes that, after implementing strategy changes in connection with the acquisition of the Series in October 2019, it would be more appropriate to include the Series in the mid-cap core funds category. Accordingly, the Broadridge report prepared for the Series compares the Series’ performance to two separate Performance Universes -- one, consisting of the Series and all small-cap growth funds underlying variable insurance products, and the other, consisting of the Series and all mid-cap core funds underlying variable insurance products. When compared to other small-cap growth funds, the Broadridge report comparison showed that the Series’ total return for the 1-year period was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-, 5-, and 10-year periods was in the fourth quartile, third quartile, and first quartile, respectively, of its Performance Universe. When compared to other mid-cap core funds, the Broadridge report comparison showed that the Series’ total return for the 1-year period was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

When compared to other small-cap growth funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. When compared to other mid-cap core funds, the expense comparisons for the Series showed that the actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective, when compared to other mid-cap core funds. In evaluating total expenses, the Board considered various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of

25

Other Series information (Unaudited)
Delaware VIP® Smid Cap Core Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Smid Cap Core Series at a meeting held August 11-13, 2020 (continued)

DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

26

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

27

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

28

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

29

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

30

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

31

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1501855)
AR-VIPSCC-221

Delaware VIP® Trust

Delaware VIP Small Cap Value Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	5
Security type / sector allocation and top 10 equity holdings	6
Schedule of investments	7
Statement of assets and liabilities	9
Statement of operations	10
Statements of changes in net assets	11
Financial highlights	12
Notes to financial statements	14
Report of independent registered public accounting firm	21
Other Series information	22
Board of trustees / directors and officers addendum	25

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Small Cap Value Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek capital appreciation.

For the fiscal year ended December 31, 2020, Delaware VIP Small Cap Value Series (the “Series”) Standard Class shares declined -1.90% and Service Class shares declined -2.18%. This figure reflects all dividends reinvested. The Series’ benchmark, the Russell 2000® Value Index, advanced 4.63% for the same period.

During the fiscal year, growth companies outperformed value companies across the United States market capitalization spectrum as investors appeared to favor momentum over quality. The performance disparity between value companies and growth companies was significant in small-cap equities as the Russell 2000 Growth Index advanced 34.63% during the fiscal year.

Sector performance for the fiscal year was mixed within the Russell 2000 Value Index, with nine sectors advancing and four sectors declining. The strongest-performing sectors in the benchmark were healthcare, consumer staples, and technology, each returning more than 25% for the fiscal year while the energy sector was by far the weakest sector in the benchmark, declining more than 35%. The other three sectors that declined were the real estate investment trust (REIT), financial services, and utilities sectors.

Within the Series, stock selection and sector positioning detracted. The largest relative detractor from performance was the Series’ performance in the consumer services sector as the Series’ holdings in the sector declined on average while those in the benchmark advanced. While the Series’ returns in the healthcare sector essentially matched the sector returns in the benchmark, the Series’ allocation underweight to the healthcare sector detracted from performance. The Series’ holdings in the energy sector detracted as these holdings declined more on average than those in the energy sector of the benchmark. Contributing on a relative basis was stock selection and a relative underweight allocation in the REIT sector as the Series’ holdings declined by less than those in the REIT sector of the benchmark. Additionally, stock selection contributed in the financial services and capital spending sectors.

Shares of movie theater company Cinemark Holdings Inc. detracted from the Series’ relative performance during the fiscal year. In mid-March, Cinemark announced the temporary closure of all its theaters to protect employees and moviegoers from the coronavirus. Cinemark’s stock price declined given that revenue was likely to be lower than expected. Prior to the end of the fiscal year, we sold the Series’ position in Cinemark as we believe the company may, for a period, be unable to generate free cash flow.

Great Western Bancorp, Inc. - a bank holding company headquartered in South Dakota with branches in South Dakota, Iowa, Nebraska, Colorado, Arizona, Kansas, and Missouri - specializes in agribusiness banking. During the fiscal year, Great Western Bancorp detracted from performance when it reported an increase in provision expenses related to loans made to hospitals and hotels. We maintained the Series’ position in Great Western as the company cut its dividend to increase its capital levels and trades at near historically low valuation levels.

Teradyne Inc., a supplier of automation equipment for test and industrial applications, designs systems used to test semiconductors, wireless products, and electronic systems. It also produces collaborative industrial-use robots. Shares of Teradyne contributed during the fiscal year as Teradyne reported multiple quarters of improved financial results driven by stronger-than-expected test revenues and demand trends.

Altra Industrial Motion Corp. is a premier global designer and producer of a wide range of motion control and power transmission solutions. Altra contributed to the Series’ performance for the fiscal year. The company made cost reductions early in the period to maintain financial flexibility. Likewise, by reducing its dividend early in the period, the company had additional cash available that it used to pay down debt. Having benefited from cost reductions that led to improved earnings, Altra was able to increase its dividend later in the fiscal year.

Compared to the benchmark, the Series ended the fiscal year overweight in the technology, capital spending, transportation, financial services, and consumer staples sectors. The Series ended the period with notable underweights in the consumer services, healthcare, REIT, and utilities sectors. We continue to identify new companies across several sectors in the market, trading at what we view as attractive valuations that have been able to generate strong free cash flow.

Toward the end of the fiscal year, companies began to reinitiate earnings guidance, although most guidance is given along with several qualifiers and within a range. We recognize that many businesses are likely to lack an earnings catalyst until the pandemic and broader health issues show some resolution and clarity. We believe capital expenditures and dividends are likely to remain subdued as many firms focus on their balance sheets. Additionally, at the end of the fiscal year, some companies announced plans to resume share repurchases.

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Our team’s disciplined philosophy remains unchanged. We continue to focus on bottom-up stock selection and specifically on identifying companies that, in our view, trade at attractive valuations, generate strong free cash flow, and have the ability to implement shareholder-friendly policies through share buybacks, dividend increases, and debt reduction.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
December 27, 1993)	-1.90%	+1.54%	+9.04%	+8.67%	+10.11%
Service Class shares (commenced operations on
April 30, 2000)	-2.18%	+1.24%	+8.74%	+8.38%	+9.77%
Russell 2000® Value Index	+4.63%	+3.72%	+9.65%	+8.66%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.07%, while total operating expenses for Standard Class and Service Class shares were 0.77% and 1.07%, respectively. The management fee for Standard Class and Service Class shares was 0.71%. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Equity securities are subject to price fluctuation and possible loss of principal.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Performance of a $10,000 Investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
Delaware VIP Small Cap Value Series — Standard Class shares	$10,000	$22,962
Russell 2000® Value Index	$10,000	$22,943

The graph shows a $10,000 investment in the Delaware VIP Small Cap Value Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the Russell 2000 Value Index for the period from December 31, 2010 through December 31, 2020. The Russell 2000 Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Growth Index, mentioned on page 1, measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

4

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,324.60	0.78%	$4.56
Service Class	1,000.00	1,322.70	1.08%	6.31
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.22	0.78%	$3.96
Service Class	1,000.00	1,019.71	1.08%	5.48

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

5

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock ◆	99.36%
Basic Industry	7.38%
Business Services	2.00%
Capital Spending	10.18%
Consumer Cyclical	4.24%
Consumer Services	10.45%
Consumer Staples	3.75%
Energy	3.20%
Financial Services*	27.47%
Healthcare	3.58%
Real Estate	8.58%
Technology	11.95%
Transportation	2.99%
Utilities	3.59%
Short-Term Investments	0.59%
Total Value of Securities	99.95%
Receivables and Other Assets Net of
Liabilities	0.05%
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Financial Services sector consisted of Banks, Diversified Financial Services, and Insurance. As of December 31, 2020, such amounts, as a percentage of total net assets were 20.24%, 2.25%, and 4.98%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the Financial Services sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
East West Bancorp	3.00%
MasTec	2.46%
Stifel Financial	2.26%
ITT	1.92%
Berry Global Group	1.92%
Webster Financial	1.82%
Western Alliance Bancorp	1.78%
Flex	1.77%
Hancock Whitney	1.76%
Altra Industrial Motion	1.72%

6

Schedule of investments
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

December 31, 2020

	Number
	of shares	Value (US $)
Common Stock — 99.36% ◆
Basic Industry — 7.38%
Arconic †	334,600	$9,971,080
Ashland Global Holdings	107,000	8,474,400
Avient	71,865	2,894,722
Berry Global Group †	444,800	24,993,312
HB Fuller	218,800	11,351,344
Huntsman	460,900	11,587,026
Louisiana-Pacific	570,800	21,216,636
Summit Materials Class A †	289,100	5,805,128
		96,293,648
Business Services — 2.00%
Deluxe	124,800	3,644,160
PAE †	362,600	3,328,668
WESCO International †	242,800	19,059,800
		26,032,628
Capital Spending — 10.18%
Altra Industrial Motion	403,870	22,386,514
Atkore International
Group †	330,200	13,574,522
H&E Equipment Services	213,800	6,373,378
ITT	326,100	25,116,222
KBR	299,293	9,257,133
MasTec †	470,846	32,102,280
Primoris Services	345,700	9,544,777
Rexnord	366,000	14,453,340
		132,808,166
Consumer Cyclical — 4.24%
Adient †	326,300	11,345,451
Barnes Group	228,800	11,597,872
KB Home	332,200	11,135,344
Knoll	355,493	5,218,637
Meritage Homes †	152,400	12,621,768
Standard Motor Products	83,401	3,374,405
		55,293,477
Consumer Services — 10.45%
Aaron’s †	85,000	1,611,600
Acushnet Holdings	169,700	6,879,638
Asbury Automotive
Group †	96,400	14,049,336
Cable One	4,850	10,804,442
Choice Hotels
International	142,100	15,166,333
Cracker Barrel Old Country
Store	95,400	12,585,168
Denny’s †	241,700	3,548,156
PROG Holdings	170,000	9,157,900
Steven Madden	358,750	12,671,050
TEGNA	734,300	10,243,485
Texas Roadhouse	148,600	11,614,576
UniFirst	77,700	16,448,313
Wolverine World Wide	370,075	11,564,844
		136,344,841
Consumer Staples — 3.75%
Core-Mark Holding	234,169	6,877,543
J & J Snack Foods	81,400	12,647,118
Performance Food Group †	201,995	9,616,982
Scotts Miracle-Gro	43,900	8,742,246
Spectrum Brands Holdings	139,900	11,049,302
		48,933,191
Energy — 3.20%
CNX Resources †	1,043,500	11,269,800
Delek US Holdings	344,900	5,542,543
Dril-Quip †	163,200	4,833,984
Helix Energy Solutions
Group †	944,200	3,965,640
Patterson-UTI Energy	905,900	4,765,034
WPX Energy †	1,392,600	11,349,690
		41,726,691
Financial Services — 27.47%
American Equity
Investment Life Holding	589,100	16,294,506
Bank of NT Butterfield &
Son	281,300	8,765,308
East West Bancorp	771,536	39,124,591
First Financial Bancorp	645,800	11,320,874
First Interstate BancSystem
Class A	272,300	11,101,671
First Midwest Bancorp	723,600	11,519,712
FNB	1,883,100	17,889,450
Great Western Bancorp	532,200	11,122,980
Hancock Whitney	673,900	22,926,078
Hanover Insurance Group	154,800	18,099,216
Kemper	140,700	10,809,981
NBT Bancorp	150,800	4,840,680
Prosperity Bancshares	176,000	12,207,360
S&T Bancorp	214,442	5,326,739
Sandy Spring Bancorp	181,200	5,832,828
Selective Insurance Group	294,390	19,718,242
Stifel Financial	582,550	29,395,473
Synovus Financial	383,600	12,417,132
Umpqua Holdings	1,240,600	18,782,684
Valley National Bancorp	1,556,400	15,174,900
Webster Financial	563,600	23,755,740
WesBanco	288,400	8,640,464
Western Alliance Bancorp	387,700	23,242,615
		358,309,224

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

	Number
	of shares	Value (US $)
Common Stock ◆ (continued)
Healthcare — 3.58%
Avanos Medical †	250,800	$11,506,704
Integer Holdings †	157,300	12,771,187
Integra LifeSciences
Holdings †	207,800	13,490,376
Service Corp. International	181,200	8,896,920
		46,665,187
Real Estate — 8.58%
Brandywine Realty Trust	1,073,333	12,783,396
Independence Realty Trust	457,300	6,141,539
Kite Realty Group Trust	341,518	5,109,109
Lexington Realty Trust	1,220,400	12,960,648
Life Storage	126,400	15,090,896
National Health Investors	135,700	9,386,369
Outfront Media	777,500	15,207,900
RPT Realty	663,300	5,737,545
Spirit Realty Capital	342,500	13,758,225
STAG Industrial	207,466	6,497,835
Summit Hotel Properties	793,300	7,147,633
Washington Real Estate
Investment Trust	95,200	2,059,176
		111,880,271
Technology — 11.95%
Cirrus Logic †	154,900	12,732,780
Coherent †	54,908	8,237,298
Concentrix †	75,100	7,412,370
Diodes †	115,700	8,156,850
Flex †	1,281,857	23,047,789
NCR †	114,721	4,310,068
NetScout Systems †	300,863	8,249,663
ON Semiconductor †	490,800	16,063,884
SYNNEX	75,100	6,116,144
Teradyne	158,500	19,002,565
Tower Semiconductor †	530,000	13,684,600
TTM Technologies †	872,012	12,029,406
Viavi Solutions †	800,100	11,981,498
Vishay Intertechnology	233,400	4,833,714
		155,858,629
Transportation — 2.99%
Kirby †	176,400	9,142,812
Saia †	57,650	10,423,120
SkyWest	152,200	6,135,182
Werner Enterprises	338,300	13,268,126
		38,969,240
Utilities — 3.59%
ALLETE	186,552	11,555,031
Black Hills	207,200	12,732,440
PNM Resources	72,775	3,531,771
South Jersey Industries	355,634	7,663,912
Southwest Gas Holdings	187,000	11,360,250
		46,843,404
Total Common Stock
(cost $932,193,904)		1,295,958,597

Short-Term Investments — 0.59%
Money Market Mutual Funds — 0.59%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	1,912,540	1,912,540
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	1,912,540	1,912,540
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	1,912,540	1,912,540
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	1,912,540	1,912,540
Total Short-Term Investments
(cost $7,650,160)		7,650,160
Total Value of
Securities—99.95%
(cost $939,844,064)		$1,303,608,757

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

8

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

December 31, 2020

Assets:
Investments, at value*	$1,303,608,757
Receivable for securities sold	2,313,209
Dividends receivable	1,449,992
Receivable for series shares sold	461,117
Total Assets	1,307,833,075
Liabilities:
Due to custodian	5
Payable for securities purchased	1,348,694
Payable for series shares redeemed	1,075,625
Investment management fees payable to affiliates	779,436
Distribution fees payable to affiliates	223,150
Other accrued expenses	102,172
Dividend disbursing and transfer agent fees and expenses payable to affiliates	8,261
Accounting and administration expenses payable to affiliates	4,015
Trustees’ fees and expenses payable to affiliates	3,926
Legal fees payable to affiliates	2,151
Reports and statements to shareholders expenses payable to affiliates	1,310
Total Liabilities	3,548,745
Total Net Assets	$1,304,284,330

Net Assets Consist of:
Paid-in capital	$940,124,101
Total distributable earnings (loss)	364,160,229
Total Net Assets	$1,304,284,330

Net Asset Value
Standard Class:
Net assets	$424,212,999
Shares of beneficial interest outstanding, unlimited authorization, no par	12,417,763
Net asset value per share	$34.16
Service Class:
Net assets	$880,071,331
Shares of beneficial interest outstanding, unlimited authorization, no par	25,900,498
Net asset value per share	$33.98
____________________
* Investments, at cost	$939,844,064

See accompanying notes, which are an integral part of the financial statements.

9

Statement of operations
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Year ended December 31, 2020

Investment Income:
Dividends	$21,553,140

Expenses:
Management fees	7,800,939
Distribution expenses — Service Class	2,216,173
Accounting and administration expenses	217,793
Reports and statements to shareholders expenses	129,830
Dividend disbursing and transfer agent fees and expenses	90,023
Legal fees	64,150
Trustees’ fees and expenses	62,141
Custodian fees	34,816
Audit and tax fees	32,814
Registration fees	17
Other	27,918
10,676,614
Less expenses paid indirectly	(11)
Total operating expenses	10,676,603
Net Investment Income	10,876,537
Net Realized and Unrealized Loss:
Net realized loss on investments	(10,108,029)
Net change in unrealized appreciation (depreciation) of investments	5,950,504
Net Realized and Unrealized Loss	(4,157,525)
Net Increase in Net Assets Resulting from Operations	$6,719,012

See accompanying notes, which are an integral part of the financial statements.

10

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

	Year ended
	12/31/20	12/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$10,876,537	$12,411,834
Net realized gain (loss)	(10,108,029)	64,457,799
Net change in unrealized appreciation (depreciation)	5,950,504	215,042,792
Net increase in net assets resulting from operations	6,719,012	291,912,425

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(25,011,585)	(35,845,943)
Service Class	(51,786,059)	(70,100,727)
	(76,797,644)	(105,946,670)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	74,638,065	37,861,588
Service Class	179,247,479	77,024,433

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	25,011,585	35,845,943
Service Class	51,786,059	70,100,726
	330,683,188	220,832,690
Cost of shares redeemed:
Standard Class	(88,479,416)	(57,886,800)
Service Class	(182,581,130)	(92,313,646)
	(271,060,546)	(150,200,446)
Increase in net assets derived from capital share transactions	59,622,642	70,632,244
Net Increase (Decrease) in Net Assets	(10,455,990)	256,597,999

Net Assets:
Beginning of year	1,314,740,320	1,058,142,321
End of year	$1,304,284,330	$1,314,740,320

See accompanying notes, which are an integral part of the financial statements.

11

Financial highlights
Delaware VIP® Small Cap Value Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$38.30	$32.76	$42.73	$39.84	$33.72

Income (loss) from investment operations
Net investment income[1]	0.35	0.44	0.41	0.34	0.36
Net realized and unrealized gain (loss)	(2.28)	8.48	(7.03)	4.30	9.37
Total from investment operations	(1.93)	8.92	(6.62)	4.64	9.73

Less dividends and distributions from:
Net investment income	(0.41)	(0.40)	(0.35)	(0.35)	(0.35)
Net realized gain	(1.80)	(2.98)	(3.00)	(1.40)	(3.26)
Total dividends and distributions	(2.21)	(3.38)	(3.35)	(1.75)	(3.61)

Net asset value, end of period	$34.16	$38.30	$32.76	$42.73	$39.84
Total return[2]	(1.90% )	28.14%	(16.72% )	12.05%	31.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$424,213	$435,375	$357,318	$439,612	$429,275
Ratio of expenses to average net assets[3]	0.78%	0.77%	0.77%	0.78%	0.79%
Ratio of net investment income to average net assets	1.20%	1.22%	1.03%	0.85%	1.05%
Portfolio turnover	24%	17%	18%	14%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

12

Delaware VIP® Small Cap Value Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19	12/31/18		12/31/17	12/31/16
Net asset value, beginning of period	$38.06	$32.58	$42.52		$39.67	$33.58

Income (loss) from investment operations
Net investment income[1]	0.26	0.33	0.29		0.24	0.27
Net realized and unrealized gain (loss)	(2.22)	8.42	(6.98)		4.27	9.34
Total from investment operations	(1.96)	8.75	(6.69)		4.51	9.61

Less dividends and distributions from:
Net investment income	(0.32)	(0.29)	(0.25)		(0.26)	(0.26)
Net realized gain	(1.80)	(2.98)	(3.00)		(1.40)	(3.26)
Total dividends and distributions	(2.12)	(3.27)	(3.25)		(1.66)	(3.52)

Net asset value, end of period	$33.98	$38.06	$32.58		$42.52	$39.67
Total return[2]	(2.18% )	27.72%	(16.95%	)[3]	11.76% [3]	31.09% [3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$880,071	$879,365	$700,824		$853,046	$794,681
Ratio of expenses to average net assets[4]	1.08%	1.07%	1.05%		1.03%	1.04%
Ratio of expenses to average net assets prior to fees waived[4]	1.08%	1.07%	1.07%		1.08%	1.09%
Ratio of net investment income to average net assets	0.90%	0.92%	0.74%		0.60%	0.80%
Ratio of net investment income to average net assets prior to
fees waived	0.90%	0.92%	0.72%		0.55%	0.75%
Portfolio turnover	24%	17%	18%		14%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Total return during the period shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

13

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Small Cap Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. The Series

14

declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $4 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $7 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $41,076 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees were calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $81,503 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $36,597 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$278,526,320
Sales	253,245,081

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$940,761,172
Aggregate unrealized appreciation of investments	$433,163,181
Aggregate unrealized depreciation of investments	(70,315,596)
Net unrealized appreciation of investments	$362,847,585

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 ‒	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 ‒	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 ‒	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

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The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

Level 1
Securities
Assets:
Common Stock	$1,295,958,597
Short-Term Investments	7,650,160
Total Value of Securities	$1,303,608,757

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$12,414,743	$16,167,516
Long-term capital gains	64,382,901	89,779,154
Total	$76,797,644	$105,946,670

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$940,124,101
Undistributed ordinary income	10,851,441
Capital loss carryforwards	(9,538,797)
Unrealized appreciation of investments	362,847,585
Net assets	$1,304,284,330

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

At December 31, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$9,538,797	$—	$9,538,797

17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	2,802,918	1,056,698
Service Class	6,858,709	2,164,927
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,130,212	1,018,930
Service Class	2,347,509	2,000,591
	13,139,348	6,241,146
Shares redeemed:
Standard Class	(2,883,275)	(1,613,952)
Service Class	(6,408,710)	(2,575,610)
	(9,291,985)	(4,189,562)
Net increase	3,847,363	2,051,584

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security

18

loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2020. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of

19

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Small Cap Value Series

9. Credit and Market Risk (continued)

determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2020, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

20

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Small Cap Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Small Cap Value Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

21

Other Series information (Unaudited)
Delaware VIP® Small Cap Value Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions Tax Basis	83.83%
(B) Ordinary Income Distributions (Tax Basis)	16.17%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	100.00%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on the Series’ ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Small Cap Value Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Small Cap Value Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

22

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Broadridge currently classifies the Series as a small-cap core fund. However, Management believes that, because the Series utilizes a value investment philosophy and process, it would be more appropriate to include the Series in the small-cap value funds category. Accordingly, the Broadridge report prepared for the Series compares the Series’ performance to two separate Performance Universes – one consisting of the Series and all small-cap core funds underlying variable insurance products, and the other, consisting of the Series and all small-cap value funds underlying variable insurance products. When compared to other small-cap core funds, the Broadridge report comparison showed that the Series’ total return for the 1- and 10-year periods was in the first quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the third quartile and second quartile, respectively, of its Performance Universe. When compared to other small-cap value funds, the Broadridge report comparison showed that the Series’ total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

When compared to other small-cap core funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. When compared to other small-cap value funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective, when compared to other small-cap value funds. In evaluating total expenses, the Board considered various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-

23

Other Series information (Unaudited)
Delaware VIP® Small Cap Value Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Small Cap Value Series at a meeting held August 11-13, 2020 (continued)

wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2020, the Series’ net assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

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Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

25

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

26

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

27

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

28

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

29

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1501855)
AR-VIPSCV-221

Delaware VIP® Trust

Delaware VIP U.S. Growth Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	5
Security type / sector allocation and top 10 equity holdings	6
Schedule of investments	7
Statement of assets and liabilities	8
Statement of operations	9
Statements of changes in net assets	10
Financial highlights	11
Notes to financial statements	13
Report of independent registered public accounting firm	20
Other Series information	21
Board of trustees / directors and officers addendum	24

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® U.S. Growth Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP U.S. Growth Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek long-term capital appreciation.

Jackson Square Partners, LLC (JSP), a US-registered investment advisor, is the sub-advisor to the Series. As sub-advisor, JSP is responsible for day-to-day management of the Series’ assets. Although JSP serves as sub-advisor, the investment manager, Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), has ultimate responsibility for all investment advisory services.

For the fiscal year ended December 31, 2020, the Series’ Standard Class shares gained 44.13% and Service Class shares gained 43.69%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Russell 1000® Growth Index, gained 38.49%.

It was a challenging year for economies the world over and yet, despite growing uncertainty, equity markets in the United States did relatively well. Closing with a strong fourth quarter and a solid full-year return, it was a bumpy ride, nonetheless, marked by the wave of local COVID-19-related shelter-in-place orders that shuttered many offices, schools, and entertainment venues.

Even before news of the novel coronavirus hit US media outlets in December 2019, key domestic indicators had already started to give mixed messages. The uncertain US-China relationship led to a corporate pullback on capital spending. The domestic residential housing market continued to expand, however, and US markets continued an upward trajectory through most of the winter despite news that the coronavirus was spreading.

In February 2020, a growing number of European-based coronavirus outbreaks prompted international concern. Later in the month, the US announced its first COVID-19-related death and markets began to slide. In mid-March, stay-at-home orders devastated the economy and the US stock market plunged to its lowest point since 2017.

The ensuing home-based economy hit workers hard with 20.5 million non-farm jobs lost in April alone. The gross domestic product (GDP) plummeted, dropping a record-setting 9.1% in the second quarter. Late spring 2020 ushered in a combination of mild weather and eased restrictions, leading to the beginning of a slow economic rebound.

Both the US Federal Reserve and Congress stepped in to provide unprecedented levels of monetary and fiscal support. The combination pushed market prices up. In the third quarter, equities flagged due to an increase in COVID-19 cases and uncertainty over the US election. In the fourth quarter, however, encouraging vaccine news and the election of a new president buoyed investors, who pushed financial markets to a strong finish for the year.

Source: Bloomberg.

Strong relative performance in information technology outperformed weak relative performance in financials. On a stock-specific level, the following were the most significant contributors and detractors during the period.

Twilio Inc., a cloud communications platform, contributed to performance during the period. Instant digital communication with customers and employees across any medium in any geography is a hugely complex problem that businesses increasingly need to solve. We believe that, as the leading communications-as-a-service (CaaS) platform at multiples the size of its next largest competitor, Twilio appears poised to become a primary beneficiary of that trend. The addressable market is tens of billions of procurement dollars and essentially untapped with Twilio’s still negligible penetration, which we think has the potential to expand meaningfully.

PayPal Holdings Inc., a technology platform company that enables digital and mobile payments on behalf of consumers and merchants, also contributed to performance. The company noted marked acceleration for new users, retention, engagement, and volumes across its entire brand portfolio as COVID-19 effects have pulled forward consumer ecommerce demand across the globe. Third-party data released in June showed a significant acceleration in new application installs for both PayPal and Venmo, which have helped sustain the stock’s outperformance. We believe the strength across the portfolio highlights PayPal’s reach, scale, and technology, which is uniquely situated to potentially capture market share of digital payments.

Constellation Brands Inc., a producer and marketer of beer, wine, and spirits, detracted from performance during the period. Investors grew concerned with the company’s leverage profile on its balance sheet as well as what we view as unexpected anti-business initiatives from the Mexican government. We sold the Series’ position in favor of what we viewed as more attractive opportunities.

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP U.S. Growth Series

CME Group Inc., a financial company operating options and futures exchanges, also detracted from performance. CME’s stock underperformed the market during the period due to generally lower volumes on its futures exchange. Since the company’s cost base is relatively fixed, lower volumes directly led to lower earnings and cash flows. Although we admire the company’s business model and management team, we decided to exit the position as we believe the probability of sustained lower trading volumes has increased as a result of global central bank intervention efforts intended to reduce interest rate volatility.

At Jackson Square, our portfolio turnover increased during the period. We focused on seeking to take advantage of market volatility to purchase some securities that were trading at levels below our estimation of intrinsic business value. In some cases, levels were lower than we have seen since the global financial crisis more than a decade ago. We also pruned from the Fund’s portfolio companies that struggled with fundamentals or carried a larger amount of leverage than we thought prudent during this crisis. We will remain vigilant in looking for more opportunities to seek to enhance and refine the Series’ portfolio.

Regardless of policy outcomes and oscillating investor sentiment in any given period, we remain consistent in our long-term investment philosophy: We want the Series to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP U.S. Growth Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
November 15, 1999)	+44.13%	+21.17%	+16.70%	+15.80%	+6.41%
Service Class shares (commenced operations on
May 1, 2000)	+43.69%	+20.81%	+16.37%	+15.51%	+5.85%
Russell 1000 Growth Index	+38.49%	+22.99%	+21.00%	+17.21%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.03%, while total operating expenses for Standard Class and Service Class shares were 0.73% and 1.03%, respectively. The management fee for Standard Class and Service Class shares was 0.65%. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Equity securities are subject to price fluctuation and possible loss of principal.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

____________________

*	The aggregate contractual waiver period covering this report is from May 1, 2019 through April 30, 2021.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Performance of a $10,000 investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$48,928
Delaware VIP U.S. Growth Series — Standard Class shares	$10,000	$43,363

The graph shows a $10,000 investment in the Delaware VIP U.S. Growth Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the Russell 1000 Growth Index for the period from December 31, 2010 through December 31, 2020. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Gross domestic product is a measure of all goods and services produced by a nation in a year.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

4

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,269.10	0.73%	$4.16
Service Class	1,000.00	1,267.40	1.03%	5.87
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.47	0.73%	$3.71
Service Class	1,000.00	1,019.96	1.03%	5.23

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

5

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP U.S. Growth Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock ◆	99.70%
Communication Services	14.20%
Consumer Discretionary	13.17%
Financial Services	2.66%
Healthcare	11.60%
Industrials	8.64%
Materials	2.46%
Technology*	46.97%
Short-Term Investments	0.03%
Total Value of Securities	99.73%
Receivables and Other Assets Net of
Liabilities	0.27%
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Information Technology sector and Software sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Technology sector consisted of Commercial Services, Diversified Financial Services, Internet, and Software. As of December 31, 2020, such amounts, as a percentage of total net assets, were 4.54%, 9.82%, 2.25%, and 30.36%, respectively. The Software sector consisted of Applications Software, Computer Aided Design, Computer Software, Electronic Forms and Enterprise Software/ Service. As of December 31, 2020, such amounts, as a percentage of total net assets, were 12.04%, 2.69%, 6.98%, 2.11%, and 6.54%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentages in the Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Microsoft	7.77%
Amazon.com	5.80%
Uber Technologies	5.73%
Visa Class A	5.53%
Twilio Class A	5.05%
PayPal Holdings	4.54%
Charter Communications Class A	4.35%
Mastercard Class A	4.30%
ServiceNow	4.27%
Match Group	3.98%

6

Schedule of investments
Delaware VIP® Trust — Delaware VIP U.S. Growth Series

December 31, 2020

	Number
	of shares	Value (US $)
Common Stock — 99.70% ◆
Communication Services — 14.20%
Alphabet Class A †	7,422	$13,008,094
Charter Communications
Class A †	28,901	19,119,456
Match Group †	115,982	17,535,319
Netflix †	23,662	12,794,753
		62,457,622
Consumer Discretionary — 13.17%
Airbnb Class A †	38,219	5,610,549
Amazon.com †	7,832	25,508,276
NIKE Class B	111,163	15,726,230
Starbucks	103,747	11,098,854
		57,943,909
Financial Services — 2.66%
KKR & Co. Class A	288,785	11,692,905
		11,692,905
Healthcare — 11.60%
Edwards Lifesciences †	173,132	15,794,833
Illumina †	30,190	11,170,300
Intuitive Surgical †	17,312	14,162,947
Veeva Systems Class A †	36,484	9,932,769
		51,060,849
Industrials — 8.64%
Uber Technologies †	494,434	25,216,134
Waste Management	108,714	12,820,642
		38,036,776
Materials — 2.46%
Ball	116,129	10,820,900
		10,820,900
Technology — 46.97%
Adobe †	18,562	9,283,227
Autodesk †	38,757	11,834,062
Coupa Software †	36,756	12,456,976
Datadog Class A †	86,262	8,491,631
Mastercard Class A	52,943	18,897,474
Microsoft	153,690	34,183,730
Paycom Software †	36,042	16,299,995
PayPal Holdings †	85,278	19,972,108
ServiceNow †	34,151	18,797,735
Twilio Class A †	65,648	22,221,848
Visa Class A	111,336	24,352,523
Wix.com †	39,609	9,900,666
		206,691,975
Total Common Stock
(cost $250,842,152)		438,704,936

Short-Term Investments — 0.03%
Money Market Mutual Funds — 0.03%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	33,084	33,084
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	33,084	33,084
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	33,084	33,084
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	33,085	33,085
Total Short-Term Investments
(cost $132,337)		132,337
Total Value of
Securities—99.73%
(cost $250,974,489)		$438,837,273

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

7

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP U.S. Growth Series

December 31, 2020

Assets:
Investments, at value*	$438,837,273
Receivable for securities sold	1,536,787
Dividends receivable	42
Foreign tax reclaims receivable	37,096
Receivable for series shares sold	43,610
Total Assets	440,454,808
Liabilities:
Due to custodian	2
Investment management fees payable to affiliates	241,193
Distribution fees payable to affiliates	93,872
Payable for series shares redeemed	42,524
Reports and statements to shareholders expenses payable to non-affiliates	30,136
Other accrued expenses	18,824
Custody fees payable	5,089
Audit and tax fees payable	3,500
Dividend disbursing and transfer agent fees and expenses payable to affiliates	2,783
Accounting and administration expenses payable to affiliates	1,577
Trustees’ fees and expenses payable to affiliates	1,364
Legal fees payable to affiliates	747
Reports and statements to shareholders expenses payable to affiliates	442
Total Liabilities	442,053
Total Net Assets	$440,012,755

Net Assets Consist of:
Paid-in capital	$186,019,454
Total distributable earnings (loss)	253,993,301
Total Net Assets	$440,012,755

Net Asset Value
Standard Class:
Net assets	$68,744,869
Shares of beneficial interest outstanding, unlimited authorization, no par	4,991,190
Net asset value per share	$13.77
Service Class:
Net assets	$371,267,886
Shares of beneficial interest outstanding, unlimited authorization, no par	28,376,606
Net asset value per share	$13.08
____________________
* Investments, at cost	$250,974,489

See accompanying notes, which are an integral part of the financial statements.

8

Statement of operations
Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Year ended December 31, 2020

Investment Income:
Dividends	$1,930,155

Expenses:
Management fees	2,511,988
Distribution expenses — Service Class	986,234
Accounting and administration expenses	102,777
Reports and statements to shareholders expenses	66,268
Audit and tax fees	32,725
Dividend disbursing and transfer agent fees and expenses	31,940
Legal fees	23,822
Trustees’ fees and expenses	22,139
Custodian fees	15,049
Registration fees	17
Other	9,250
3,802,209
Less expenses paid indirectly	(11)
Total operating expenses	3,802,198
Net Investment Loss	(1,872,043)
Net Realized and Unrealized Gain:
Net realized gain on investments	68,094,050
Net change in unrealized appreciation (depreciation) of investments	78,590,945
Net Realized and Unrealized Gain	146,684,995
Net Increase in Net Assets Resulting from Operations	$144,812,952

See accompanying notes, which are an integral part of the financial statements.

9

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP U.S. Growth Series

	Year ended
	12/31/20	12/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,872,043)	$(461,994)
Net realized gain	68,094,050	23,852,476
Net change in unrealized appreciation (depreciation)	78,590,945	62,031,457
Net increase in net assets resulting from operations	144,812,952	85,421,939

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(2,919,568)	(8,687,296)
Service Class	(17,807,060)	(54,735,552)
	(20,726,628)	(63,422,848)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	5,475,518	6,351,775
Service Class	10,494,368	2,785,831

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,919,568	8,687,296
Service Class	17,807,060	54,735,552
	36,696,514	72,560,454
Cost of shares redeemed:
Standard Class	(11,800,241)	(8,398,881)
Service Class	(81,290,968)	(43,121,049)
	(93,091,209)	(51,519,930)
Increase (decrease) in net assets derived from capital share transactions	(56,394,695)	21,040,524
Net Increase in Net Assets	67,691,629	43,039,615

Net Assets:
Beginning of year	372,321,126	329,281,511
End of year	$440,012,755	$372,321,126

See accompanying notes, which are an integral part of the financial statements.

10

Financial highlights
Delaware VIP® U.S. Growth Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$10.15	$9.57	$11.31	$8.91	$13.31

Income (loss) from investment operations
Net investment income (loss)[1]	(0.03)	0.01	0.01	0.01	0.02
Net realized and unrealized gain (loss)	4.22	2.41	(0.27)	2.49	(0.75)
Total from investment operations	4.19	2.42	(0.26)	2.50	(0.73)

Less dividends and distributions from:
Net investment income	—	—	—	—	(0.08)
Net realized gain	(0.57)	(1.84)	(1.48)	(0.10)	(3.59)
Total dividends and distributions	(0.57)	(1.84)	(1.48)	(0.10)	(3.67)

Net asset value, end of period	$13.77	$10.15	$9.57	$11.31	$8.91
Total return[2]	44.13%	27.25%	(3.00% )	28.28%	(5.17% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$68,745	$53,322	$43,417	$46,908	$47,773
Ratio of expenses to average net assets[3]	0.73%	0.73%	0.73%	0.74%	0.74%
Ratio of net investment income (loss) to average net assets	(0.23% )	0.13%	0.08%	0.05%	0.22%
Portfolio turnover	54%	33%	40%	25%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

11

Financial highlights
Delaware VIP® U.S. Growth Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19	12/31/18		12/31/17		12/31/16
Net asset value, beginning of period	$9.70	$9.24	$11.00		$8.68		$13.07

Income (loss) from investment operations
Net investment income (loss)[1]	(0.06)	(0.02)	(0.02)		(0.02)		—	[2]
Net realized and unrealized gain (loss)	4.01	2.32	(0.26)		2.44		(0.75)
Total from investment operations	3.95	2.30	(0.28)		2.42		(0.75)

Less dividends and distributions from:
Net investment income	—	—	—		—		(0.05)
Net realized gain	(0.57)	(1.84)	(1.48)		(0.10)		(3.59)
Total dividends and distributions	(0.57)	(1.84)	(1.48)		(0.10)		(3.64)

Net asset value, end of period	$13.08	$9.70	$9.24		$11.00		$8.68
Total return[3]	43.69%	26.88%	(3.29%	)[4]	28.10%	[4]	(5.50%	)[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$371,268	$318,999	$285,865		$336,676		$316,194
Ratio of expenses to average net assets[5]	1.03%	1.03%	1.01%		0.99%		0.99%
Ratio of expenses to average net assets prior to fees waived and
expenses paid indirectly[5]	1.03%	1.03%	1.03%		1.04%		1.04%
Ratio of net investment loss to average net assets	(0.53% )	(0.17% )	(0.20%	)	(0.20%	)	(0.03%	)
Ratio of net investment loss to average net assets prior to fees
waived and expenses paid indirectly	(0.53% )	(0.17% )	(0.22%	)	(0.25%	)	(0.08%	)
Portfolio turnover	54%	33%	40%		25%		22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

12

Notes to financial statements
Delaware VIP® Trust — Delaware VIP U.S. Growth Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP U.S. Growth Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign

13

Notes to financial statements
Delaware VIP® Trust — Delaware VIP U.S. Growth Series

1. Significant Accounting Policies (continued)

dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer, which are estimated. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $11 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Jackson Square Partners, LLC (JSP), a related party of DMC, furnishes investment sub-advisory services to the Series. For these services, DMC, not the Series, pays JSP fees based on the aggregate average daily net assets of the Series at the following annual rate: 0.39% of the first $500 million; 0.36% of the next $500 million; 0.33% of the next $1.5 billion; and 0.30% of aggregate average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $17,203 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $28,984 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

14

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $13,570 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$206,185,139
Sales	270,349,183

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$251,242,603
Aggregate unrealized appreciation of investments	$188,933,832
Aggregate unrealized depreciation of investments	(1,339,162)
Net unrealized appreciation of investments	$187,594,670

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP U.S. Growth Series

3. Investments (continued)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the value of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

Level 1
Securities
Assets:
Common Stock	$438,704,936
Short-Term Investments	132,337
Total Value of Securities	$438,837,273

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$—	$2,207,101
Long-term capital gains	20,726,628	61,215,747
Total	$20,726,628	$63,422,848

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$186,019,454
Undistributed ordinary income	9,357,045
Undistributed long-term capital gains	57,041,586
Unrealized appreciation of investments	187,594,670
Net assets	$440,012,755

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications. The fund had a Net operating loss of $1,872,043 that was netted against short term capital gain.

16

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	465,840	639,633
Service Class	1,030,929	295,305
Shares issued upon reinvestment of dividends and distributions:
Standard Class	319,078	945,299
Service Class	2,044,439	6,219,949
	3,860,286	8,100,186
Shares redeemed:
Standard Class	(1,047,020)	(868,468)
Service Class	(7,587,096)	(4,564,819)
	(8,634,116)	(5,433,287)
Net increase (decrease)	(4,773,830)	2,666,899

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security

17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP U.S. Growth Series

8. Securities Lending (continued)

loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the net NAV of the Series to fluctuate.

The Series invests in growth stocks (such as those in the financial services sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. As of December 31, 2020, there were no Rule 144A securities held by the Series.

18

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

12. Subsequent Events

On November 18, 2020, the Board approved the reorganization (Reorganization) of the Series into and with a substantially similar series and class of Lincoln Variable Insurance Products Trust. The Reorganization is subject to the approval of Series shareholders at a special shareholder meeting on April 7, 2021.

Management has determined that no other material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

19

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP U.S. Growth Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP U.S. Growth Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

20

Other Series information (Unaudited)
Delaware VIP® U.S. Growth Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	100.00%
____________________

(A) is based on a percentage of the Series’ total distributions.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP U.S. Growth Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreement for Delaware VIP U.S. Growth Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreement with Jackson Square Partners, LLC (“JSP”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by JSP to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The

21

Other Series information (Unaudited)
Delaware VIP® U.S. Growth Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP U.S. Growth Series at a meeting held August 11-13, 2020 (continued)

Board was pleased with the current staffing of JSP and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by JSP.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all large-cap growth funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, 5-, and 10-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Series’ performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by JSP in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited

22

relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by JSP in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

23

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

24

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

25

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

26

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

27

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

28

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1501855)
AR-VIPUSG-221

Delaware VIP® Trust

Delaware VIP Value Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	5
Security type / sector allocation and top 10 equity holdings	6
Schedule of investments	7
Statement of assets and liabilities	8
Statement of operations	9
Statements of changes in net assets	10
Financial highlights	11
Notes to financial statements	13
Report of independent registered public accounting firm	20
Other Series information	21
Board of trustees / directors and officers addendum	24

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Value Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Value Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek long-term capital appreciation.

For the fiscal year ended December 31, 2020, Delaware VIP Value Series Standard Class shares gained 0.41% and Service Class shares were up 0.13%. Both figures reflect all dividends reinvested. The Series underperformed its benchmark, the Russell 1000® Value Index, which increased 2.80% for the same period.

During the Series’ fiscal year, the COVID-19 pandemic and resulting government policy responses caused significant fluctuations in the stock market. Between mid-February and mid-March 2020, the broad market S&P 500® Index declined 30%, the fastest drop of this magnitude in its history. The Index then jumped 17% in late March – its biggest three-day gain since 1933 – when a massive fiscal stimulus package worked its way through Congress. Stocks continued to rally strongly, especially those of very large, technology-oriented growth companies, as investors appeared largely unconcerned with their high valuations. In December 2020, the Dow Jones Industrials Average®, NASDAQ Composite Index, and S&P 500 Index attained new all-time highs despite monthly records for new COVID-19 cases and hospitalizations and a new wave of restrictions on gatherings and travel in many states. As in 2019, the broad market’s robust gains in 2020 were driven almost entirely by expansion in valuation multiples. (Sources: Cornerstone Macro, FactSet Research Systems.)

Investments in the energy sector were the largest detractors from the Series’ performance. Shares of exploration and production (E&P) companies Marathon Oil Corp. and Occidental Petroleum Corp., both of which are highly sensitive to fluctuations in oil prices, experienced significant stock-price declines when crude oil demand dropped significantly early in the pandemic. Given the investment team’s view that demand for oil could remain weak for an extended period and cash-flow generation at these businesses could remain depressed, we opted to sell these positions.

The Series’ holdings in the industrials sector also resulted in relative underperformance. Aerospace and defense company Raytheon Technologies Corp. was the laggard in this group. The company formed in April when Raytheon Co. merged with United Technologies Corp. Raytheon Technologies’ commercial aerospace exposure was a source of concern for investors during the downturn. The company expressed a conservative outlook for its free cash flow in fiscal year 2020 and delayed its timeframe for an expected recovery in the aerospace industry. Meanwhile, the firm’s defense segment continued, in our view, to post strong financial results with a significant increase in its business. At fiscal year end, Raytheon Technologies’ shares remained attractively valued, in our view, and appeared to have priced in many challenges facing its business.

The Series’ holding in multifamily housing real estate investment trust (REIT) Equity Residential was another notable detractor. Pandemic-related pressure on rent and occupancy levels challenged Equity Residential’s business in some of its core urban markets. Additionally, REITs in other more highly valued market areas that are less exposed to COVID-19 – such as storage, data centers, and cell towers – continued to garner investor interest. Despite the near-term challenges facing the multifamily housing space, we remained positive about Equity Residential’s prospects over the next three to five years. It had one of the strongest balance sheet and capital positions among its peers, and the stock was trading at the low end of its historic valuation range. When the economy reopens more, we believe Equity Residential has the potential to see its fundamentals stabilize and eventually improve. Meanwhile, the company’s balance sheet and diversified property portfolio appear likely to continue to provide support at current valuation levels, in our view.

Investments in the information technology sector (IT) were the largest contributors to the Series’ relative returns. Broadcom Inc., a leading provider of semiconductor and infrastructure software solutions, led the group. The company has seen relatively steady demand for many of its products and services and has benefited from several broad trends, including growing demand for servers, storage, mobility, and security. At the end of the fiscal period, the team believed Broadcom had attractive cash flow dynamics, remaining upside potential in its stock, and an attractive dividend yield.

International entertainment and media enterprise Walt Disney Co. was also a strong contributor. The number of subscribers in Disney+, the company’s direct-to-consumer streaming offering, has continued to surpass expectations. At its investor day in December, Disney raised its Disney+ subscriber targets and announced plans to substantially increase its investment in content, which further buoyed the shares. Meanwhile, the company’s Disneyland park in California remained closed, and its Orlando property was operating at reduced capacity. Disney also announced that it will look to reinstate its dividend when operations normalize, possibly in the second half of 2021.

The Series’ holding in home improvement retailer Lowe’s Companies Inc. was another notable contributor. The company continued to benefit from ongoing strength in consumer spending on home improvements and stronger operational execution stemming from CEO Marvin Ellison’s

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Value Series

recent business transformation initiatives. As of the end of the fiscal year, we considered Lowe’s shares reasonably valued. That said, given the stock’s impressive performance in recent years, the team assessed its potential risk-reward profile relative to other opportunities in the consumer discretionary sector.

During the fiscal year, we made more changes to the Series than usual as we sought to take advantage of stock market volatility to upgrade overall quality. These changes resulted in better quality metrics relative to the Russell 1000 Value Index across several dimensions including average debt rating, leverage ratio, and interest coverage, and did so without stretching valuation. Looking at several valuation ratios, the Series is, in our view, better positioned relative to the Index than it has been in recent years. We believe the combination of higher quality and lower relative valuation further improves the Series’ risk-reward profile. While performance lagged the benchmark – especially in the second half of 2020 as investors rotated into more speculative stocks – we did not chase the rally because we did not believe fundamentals justified these stocks’ leadership. At the end of the fiscal year, we continued to emphasize higher quality, undervalued companies we believed had the potential to generate steadier long-term growth in earnings and cash flows.

2	Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Value Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	+0.41%	+5.43%	+8.86%	+11.30%	+8.81%
Service Class shares (commenced operations on May 1, 2000)	+0.13%	+5.12%	+8.56%	+11.00%	+7.39%
Russell 1000 Value Index	+2.80%	+6.07%	+9.74%	+10.50%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.99%, while total operating expenses for Standard Class and Service Class shares were 0.69% and 0.99%, respectively. The management fee for Standard Class and Service Class shares was 0.63%. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Equity securities are subject to price fluctuation and possible loss of principal.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Value Series

Performance of a $10,000 investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
Delaware VIP Value Series — Standard Class shares	$10,000	$29,159
Russell 1000 Value Index	$10,000	$27,148

The graph shows a $10,000 investment in the Delaware VIP Value Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the Russell 1000 Value Index for the period from December 31, 2010 through December 31, 2020. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The NASDAQ Composite Index, mentioned on page 1, is a broad-based, market capitalization weighted index that measures all Nasdaq US and international-based common type stocks listed on The NASDAQ Stock Market and includes more than 2,500 securities.

The Dow Jones Industrial Average, mentioned on page 1, is an often-quoted market indicator that comprises 30 widely held US blue-chip stocks.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

4

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,182.20	0.70%	$3.84
Service Class	1,000.00	1,180.60	1.00%	5.48
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.62	0.70%	$3.56
Service Class	1,000.00	1,020.11	1.00%	5.08

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

5

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP Value Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock	99.05%
Communication Services	11.98%
Consumer Discretionary	5.73%
Consumer Staples	8.55%
Energy	2.93%
Financials	12.22%
Healthcare	18.07%
Industrials	12.41%
Information Technology	18.09%
Materials	3.27%
Real Estate	2.69%
Utilities	3.11%
Short-Term Investments	1.10%
Total Value of Securities	100.15%
Liabilities Net of Receivables and Other Assets	(0.15%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Walt Disney	3.33%
DuPont de Nemours	3.27%
Broadcom	3.25%
Comcast Class A	3.23%
Discover Financial Services	3.23%
Caterpillar	3.21%
Raytheon Technologies	3.17%
Cognizant Technology Solutions Class A	3.14%
Dollar Tree	3.13%
Cisco Systems	3.13%

6

Schedule of investments
Delaware VIP® Trust — Delaware VIP Value Series
December 31, 2020

	Number
	of shares	Value (US $)
Common Stock — 99.05%
Communication Services — 11.98%
AT&T	743,424	$21,380,875
Comcast Class A	482,248	25,269,795
Verizon Communications	356,700	20,956,125
Walt Disney †	143,784	26,050,785
		93,657,580
Consumer Discretionary — 5.73%
Dollar Tree †	226,500	24,471,060
Lowe’s	126,500	20,304,515
		44,775,575
Consumer Staples — 8.55%
Archer-Daniels-Midland	443,500	22,356,835
Conagra Brands	590,900	21,426,034
Mondelez International Class A	394,800	23,083,956
		66,866,825
Energy — 2.93%
ConocoPhillips	572,052	22,876,359
		22,876,359
Financials — 12.22%
Allstate	202,000	22,205,860
American International Group	632,100	23,931,306
Discover Financial Services	279,000	25,257,870
Truist Financial	502,600	24,089,618
		95,484,654
Healthcare — 18.07%
Cardinal Health	446,700	23,925,252
Cigna	111,651	23,243,505
CVS Health	348,200	23,782,060
Johnson & Johnson	148,800	23,418,144
Merck & Co.	274,700	22,470,460
Viatris †	1,301,012	24,380,965
		141,220,386
Industrials — 12.41%
Caterpillar	137,584	25,043,040
Honeywell International	110,673	23,540,147
Northrop Grumman	77,500	23,615,800
Raytheon Technologies	346,574	24,783,507
		96,982,494
Information Technology — 18.09%
Broadcom	58,100	25,439,085
Cisco Systems	546,600	24,460,350
Cognizant Technology Solutions Class A	299,522	24,545,828
Intel	425,200	21,183,464
Motorola Solutions	134,400	22,856,064
Oracle	354,900	22,958,481
		141,443,272
Materials — 3.27%
DuPont de Nemours	359,483	25,562,836
		25,562,836
Real Estate — 2.69%
Equity Residential	354,800	21,032,544
		21,032,544
Utilities — 3.11%
Edison International	386,900	24,305,058
		24,305,058
Total Common Stock
(cost $492,241,306)		774,207,583

Short-Term Investments — 1.10%
Money Market Mutual Funds — 1.10%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	2,143,026	2,143,026
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	2,143,026	2,143,026
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	2,143,026	2,143,026
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	2,143,025	2,143,025
Total Short-Term Investments
(cost $8,572,103)		8,572,103
Total Value of
Securities—100.15%
(cost $500,813,409)		$782,779,686

†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

7

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Value Series

December 31, 2020

Assets:
Investments, at value*	$782,779,686
Receivable for securities sold	1,430,829
Dividends receivable	1,194,741
Receivable for series shares sold	6,436
Total Assets	785,411,692
Liabilities:
Due to custodian	8
Payable for series shares redeemed	2,119,279
Payable for securities purchased	1,078,254
Investment management fees payable to affiliates	416,465
Distribution fees payable to affiliates	91,475
Other accrued expenses	61,920
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,941
Accounting and administration expenses payable to affiliates	2,538
Trustees’ fees and expenses payable to affiliates	2,424
Legal fees payable to affiliates	1,328
Reports and statements to shareholders expenses payable to affiliates	787
Total Liabilities	3,779,419
Total Net Assets	$781,632,273

Net Assets Consist of:
Paid-in capital	$453,346,264
Total distributable earnings (loss)	328,286,009
Total Net Assets	$781,632,273

Net Asset Value
Standard Class:
Net assets	$419,361,905
Shares of beneficial interest outstanding, unlimited authorization, no par	14,556,839
Net asset value per share	$28.81
Service Class:
Net assets	$362,270,368
Shares of beneficial interest outstanding, unlimited authorization, no par	12,624,365
Net asset value per share	$28.70
____________________
* Investments, at cost	$500,813,409

See accompanying notes, which are an integral part of the financial statements.

8

Statement of operations
Delaware VIP® Trust — Delaware VIP Value Series

Year ended December 31, 2020

Investment Income:
Dividends	$20,214,738

Expenses:
Management fees	4,590,408
Distribution expenses — Service Class	1,022,408
Accounting and administration expenses	158,281
Reports and statements to shareholders expenses	63,730
Dividend disbursing and transfer agent fees and expenses	59,826
Legal fees	45,610
Trustees’ fees and expenses	41,556
Audit and tax fees	32,710
Custodian fees	21,541
Registration fees	17
Other	18,653
6,054,740
Less expenses paid indirectly	(2)
Total operating expenses	6,054,738
Net Investment Income	14,160,000
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	36,605,018
Net change in unrealized appreciation (depreciation) of investments	(52,339,596)
Net Realized and Unrealized Loss	(15,734,578)
Net Decrease in Net Assets Resulting from Operations	$(1,574,578)

See accompanying notes, which are an integral part of the financial statements.

9

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Value Series

	Year ended
	12/31/20	12/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$14,160,000	$14,318,954
Net realized gain	36,605,018	35,858,393
Net change in unrealized appreciation (depreciation)	(52,339,596)	93,121,390
Net increase (decrease) in net assets resulting from operations	(1,574,578)	143,298,737

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(26,675,996)	(36,693,110)
Service Class	(23,414,377)	(32,088,566)
	(50,090,373)	(68,781,676)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	16,823,119	21,217,326
Service Class	14,451,854	20,861,629

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	26,675,996	36,693,110
Service Class	23,414,377	32,088,566
	81,365,346	110,860,631
Cost of shares redeemed:
Standard Class	(38,762,703)	(45,148,585)
Service Class	(49,202,841)	(37,921,696)
	(87,965,544)	(83,070,281)
Increase (decrease) in net assets derived from capital share transactions	(6,600,198)	27,790,350
Net Increase (Decrease) in Net Assets	(58,265,149)	102,307,411

Net Assets:
Beginning of year	839,897,422	737,590,011
End of year	$781,632,273	$839,897,422

See accompanying notes, which are an integral part of the financial statements.

10

Financial highlights
Delaware VIP® Value Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$31.09	$28.31	$31.57	$29.25	$28.64

Income (loss) from investment operations
Net investment income[1]	0.55	0.57	0.54	0.48	0.52
Net realized and unrealized gain (loss)	(0.92)	4.87	(1.29)	3.38	3.39
Total from investment operations	(0.37)	5.44	(0.75)	3.86	3.91

Less dividends and distributions from:
Net investment income	(0.58)	(0.54)	(0.53)	(0.51)	(0.59)
Net realized gain	(1.33)	(2.12)	(1.98)	(1.03)	(2.71)
Total dividends and distributions	(1.91)	(2.66)	(2.51)	(1.54)	(3.30)

Net asset value, end of period	$28.81	$31.09	$28.31	$31.57	$29.25
Total return[2]	0.41%	19.97%	(2.73%)	13.80%	14.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$419,362	$440,587	$388,644	$431,874	$439,265
Ratio of expenses to average net assets[3]	0.70%	0.69%	0.69%	0.70%	0.70%
Ratio of net investment income to average net assets	2.10%	1.92%	1.77%	1.64%	1.87%
Portfolio turnover	33%	13%	13%	11%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

11

Financial highlights
Delaware VIP® Value Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19	12/31/18		12/31/17	12/31/16
Net asset value, beginning of period	$30.95	$28.20	$31.46		$29.15	$28.56

Income (loss) from investment operations
Net investment income[1]	0.47	0.48	0.45		0.41	0.45
Net realized and unrealized gain (loss)	(0.90)	4.84	(1.28)		3.37	3.37
Total from investment operations	(0.43)	5.32	(0.83)		3.78	3.82

Less dividends and distributions from:
Net investment income	(0.49)	(0.45)	(0.45)		(0.44)	(0.52)
Net realized gain	(1.33)	(2.12)	(1.98)		(1.03)	(2.71)
Total dividends and distributions	(1.82)	(2.57)	(2.43)		(1.47)	(3.23)

Net asset value, end of period	$28.70	$30.95	$28.20		$31.46	$29.15
Total return[2]	0.13%	19.60%	(3.00%	)[3]	13.53% [3]	14.32% [3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$362,270	$399,310	$348,946		$372,576	$365,855
Ratio of expenses to average net assets[4]	1.00%	0.99%	0.97%		0.95%	0.95%
Ratio of expenses to average net assets prior to fees waived[4]	1.00%	0.99%	0.99%		1.00%	1.00%
Ratio of net investment income to average net assets	1.80%	1.62%	1.49%		1.39%	1.62%
Ratio of net investment income to average net assets prior to
fees waived	1.80%	1.62%	1.47%		1.34%	1.57%
Portfolio turnover	33%	13%	13%		11%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Total return during the period reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

12

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Value Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer, which are estimated The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Value Series

1. Significant Accounting Policies (continued)

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended December 31, 2020.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $2 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $28,706 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $54,255 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $24,842 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

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In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$234,200,242
Sales	276,096,100

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$503,045,850
Aggregate unrealized appreciation of investments	$282,960,423
Aggregate unrealized depreciation of investments	(3,226,587)
Net unrealized appreciation of investments	$279,733,836

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Value Series

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

Level 1
Securities
Assets:
Common Stock	$774,207,583
Short-Term Investments	8,572,103
Total Value of Securities	$782,779,686

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$17,751,226	$15,082,442
Long-term capital gains	32,339,147	53,699,234
Total	$50,090,373	$68,781,676

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$453,346,264
Undistributed ordinary income	14,118,646
Undistributed long-term capital gains	34,433,527
Unrealized appreciation (depreciation) of investments and foreign
currencies	279,733,836
Net assets	$781,632,273

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

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6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	671,171	709,070
Service Class	595,436	699,745
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,170,000	1,274,509
Service Class	1,028,752	1,117,290
	3,465,359	3,800,614
Shares redeemed:
Standard Class	(1,457,617)	(1,536,732)
Service Class	(1,901,769)	(1,287,594)
	(3,359,386)	(2,824,326)
Net increase	105,973	976,288

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security

17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Value Series

8. Securities Lending (continued)

loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2020, there were no Rule 144A securities held by the Series.

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10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

12. Subsequent Events

On November 18, 2020, the Board approved the reorganization (Reorganization) of the Series into and with a substantially similar series and class of Lincoln Variable Insurance Products Trust. The Reorganization is subject to the approval of Series shareholders at a special shareholder meeting on April 7, 2021.

Management has determined that no other material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Value Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

20

Other Series information (Unaudited)
Delaware VIP® Value Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	64.56%
(B) Ordinary Income Distributions (Tax Basis)	35.44%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	100.00%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on the Series’ ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Value Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Value Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

21

Other Series information (Unaudited)
Delaware VIP® Value Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Value Series at a meeting held August 11-13, 2020 (continued)

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all large-cap value funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the second quartile of its Performance Universe and the Series’ total return for the 10-year period was in the first quartile of its Performance Universe. The Board observed that the Series’ short-term performance results were not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the Series’ intermediate- and long-term performance, which was strong. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the

22

Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2020, the Series’ net assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

23

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

24

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

25

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

26

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

27

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

28

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1501855)
AR-VIPV-221

Delaware VIP® Trust

Delaware VIP Equity Income Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	5
Security type / sector allocation and top 10 equity holdings	6
Schedule of investments	7
Statement of assets and liabilities	8
Statement of operations	9
Statements of changes in net assets	10
Financial highlights	11
Notes to financial statements	12
Report of independent registered public accounting firm	19
Other Series information	20
Board of trustees / directors and officers addendum	24

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Equity Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Equity Income Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek total return.

For the fiscal year ended December 31, 2020, Delaware VIP Equity Income Series Standard Class shares declined -0.33% with all distributions reinvested. The Series underperformed its benchmark, the Russell 1000® Value Index, which increased 2.80% for the same period.

During the Series’ fiscal year, the COVID-19 pandemic and resulting government policy responses caused significant fluctuations in the stock market. Between mid-February and mid-March 2020, the broad market S&P 500® Index declined 30%, the fastest drop of this magnitude in its history. The S&P 500 Index then jumped 17% in late March – its biggest three-day gain since 1933 – when a massive fiscal stimulus package worked its way through Congress. Stocks continued to rally strongly, especially those of very large, technology-oriented growth companies, as investors appeared largely unconcerned with their high valuations. In December, the Dow Jones Industrial Average®, NASDAQ Composite Index, and S&P 500 Index attained new all-time highs despite monthly records for new COVID-19 cases and hospitalizations and a new wave of restrictions on gatherings and travel in many states. As in 2019, the broad market’s robust gains in 2020 were driven almost entirely by expansion in valuation multiples. (Sources: Cornerstone Macro, FactSet Research Systems.)

Investments in the energy sector were the largest detractors from the Series’ performance. Shares of exploration and production (E&P) companies Marathon Oil Corp. and Occidental Petroleum Corp., both of which are highly sensitive to fluctuations in oil prices, experienced significant stock-price declines when crude oil demand dropped significantly early in the pandemic. Given the investment team’s view that demand for oil could remain weak for an extended period and cash-flow generation at these businesses could remain depressed, we opted to sell these positions.

The Series’ holdings in the industrials sector also resulted in relative underperformance. Aerospace and defense company Raytheon Technologies Corp. was the laggard in this group. The company formed in April when Raytheon Co. merged with United Technologies Corp. Raytheon Technologies’ commercial aerospace exposure was a source of concern for investors during the downturn. The company expressed a conservative outlook for its free cash flow in fiscal 2020 and delayed its timeframe for an expected recovery in the aerospace industry. Meanwhile, the firm’s defense segment continued to post what we viewed as strong financial results with a significant increase in its business. At fiscal year end, Raytheon Technologies’ shares remained attractively valued, in our view, and appeared to have priced in many challenges facing its business.

The Series’ holding in multifamily housing real estate investment trust (REIT) Equity Residential was another notable detractor. Pandemic-related pressure on rent and occupancy levels challenged Equity Residential’s business in some of its core urban markets. Additionally, REITs in other more highly valued market areas that are less exposed to COVID-19 – such as storage, data centers, and cell towers – continued to garner investor interest. Despite the near-term challenges facing the multifamily housing space, we remained positive about Equity Residential’s prospects over the next three to five years. It had one of the strongest balance sheet and capital positions among its peers, and the stock was trading at the low end of its historic valuation range. When the economy reopens more, we believe Equity Residential has the potential to see its fundamentals stabilize and eventually improve. Meanwhile, the company’s balance sheet and diversified property portfolio appear likely to continue to provide support at current valuation levels, in our view.

Investments in the information technology sector (IT) were the largest contributors to the Series’ relative returns. Broadcom Inc., a leading provider of semiconductor and infrastructure software solutions, led the group. The company has seen relatively steady demand for many of its products and services and has benefited from several broad trends, including growing demand for servers, storage, mobility, and security. At the end of the fiscal period, the team believed Broadcom had attractive cash flow dynamics, remaining upside potential in its stock, and an attractive dividend yield.

International entertainment and media enterprise Walt Disney Co. was also a strong contributor. The number of subscribers in Disney+, the company’s direct-to-consumer streaming offering, has continued to surpass expectations. At its investor day in December, Disney raised its Disney+ subscriber targets and announced plans to substantially increase its investment in content, which further buoyed the shares. Meanwhile, the company’s Disneyland park in California remained closed and its Orlando property was operating at reduced capacity. Disney also announced that it will look to reinstate its dividend when operations normalize, possibly in the second half of 2021.

The Series’ holding in home improvement retailer Lowe’s Companies Inc. was another notable contributor. The company continued to benefit from ongoing strength in consumer spending on home improvements and stronger operational execution stemming from CEO Marvin Ellison’s

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Equity Income Series

recent business transformation initiatives. As of the end of the fiscal year, we considered Lowe’s shares reasonably valued. That said, given the stock’s favorable performance in recent years, the team assessed its potential risk-reward profile relative to other opportunities in the consumer discretionary sector.

During the fiscal year, we made more changes to the Series than usual as we sought to take advantage of stock market volatility to upgrade overall quality. These changes resulted in better quality metrics relative to the Russell 1000 Value Index across several dimensions, including average debt rating, leverage ratio, and interest coverage, and did so without stretching valuation. Looking at several valuation ratios, the Series is, in our view, better positioned relative to the Russell 1000 Value Index than it has been in recent years. We believe the combination of higher quality and lower relative valuation further improves the Series’ risk-reward profile. While performance lagged the benchmark – especially in the second half of 2020 as investors rotated into more speculative stocks – we did not chase the rally because we did not believe fundamentals justified these stocks’ leadership. At the end of the fiscal year, we continued to emphasize higher quality, undervalued companies we believed had the potential to generate steadier long-term growth in earnings and cash flows.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Equity Income Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
November 15, 1993)	-0.33%	+3.85%	+7.95%	+8.75%	—
Russell 1000 Value Index	+2.80%	+6.07%	+9.74%	+10.50%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.78%, while total operating expenses for Standard Class shares were 0.78%. The management fee for Standard Class shares was 0.65%.The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.80% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the “Performance of a $10,000 investment” graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Equity securities are subject to price fluctuation and possible loss of principal.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Equity Income Series

Performance of a $10,000 investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
Russell 1000 Value Index	$10,000	$27,148
Delaware VIP Equity Income Series — Standard Class shares	$10,000	$23,143

The graph shows a $10,000 investment in the Delaware VIP Equity Income Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the Russell 1000 Value Index for the period from December 31, 2010 through December 31, 2020.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Dow Jones Industrial Average, mentioned on page 1, is an often-quoted market indicator that comprises 30 widely held US blue-chip stocks.

The NASDAQ Composite Index, mentioned on page 1, is a broad-based, market capitalization weighted index that measures all Nasdaq US- and international-based common type stocks listed on The NASDAQ Stock Market and includes more than 2,500 securities.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

4

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,182.70	0.80%	$4.39
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.11	0.80%	$4.06

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

5

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP Equity Income Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock	98.89%
Communication Services	11.75%
Consumer Discretionary	5.76%
Consumer Staples	8.63%
Energy	2.97%
Financials	12.96%
Healthcare	17.94%
Industrials	11.86%
Information Technology	18.19%
Materials	3.14%
Real Estate	2.69%
Utilities	3.00%
Short-Term Investments	0.97%
Total Value of Securities	99.86%
Receivables and Other Assets Net of
Liabilities	0.14%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Discover Financial Services	3.44%
Broadcom	3.25%
Walt Disney	3.23%
Truist Financial	3.19%
CVS Health	3.19%
Cisco Systems	3.18%
Allstate	3.18%
Cognizant Technology Solutions Class A	3.17%
Raytheon Technologies	3.16%
American International Group	3.15%

6

Schedule of investments
Delaware VIP® Trust — Delaware VIP Equity Income Series

December 31, 2020

	Number
	of shares	Value (US $)
Common Stock — 98.89%
Communication Services — 11.75%
AT&T	108,300	$3,114,708
Comcast Class A	66,368	3,477,683
Verizon Communications	52,000	3,055,000
Walt Disney †	20,143	3,649,509
		13,296,900
Consumer Discretionary — 5.76%
Dollar Tree †	30,300	3,273,612
Lowe’s	20,200	3,242,302
		6,515,914
Consumer Staples — 8.63%
Archer-Daniels-Midland	66,000	3,327,060
Conagra Brands	89,918	3,260,427
Mondelez International
Class A	54,400	3,180,768
		9,768,255
Energy — 2.97%
ConocoPhillips	84,100	3,363,159
		3,363,159
Financials — 12.96%
Allstate	32,700	3,594,711
American International
Group	94,200	3,566,412
Discover Financial Services	42,944	3,887,720
Truist Financial	75,300	3,609,129
		14,657,972
Healthcare — 17.94%
Cardinal Health	61,800	3,310,008
Cigna	16,000	3,330,880
CVS Health	52,800	3,606,240
Johnson & Johnson	21,400	3,367,932
Merck & Co.	38,500	3,149,300
Viatris †	188,192	3,526,718
		20,291,078
Industrials — 11.86%
Caterpillar	19,479	3,545,567
Honeywell International	16,118	3,428,299
Northrop Grumman	9,400	2,864,368
Raytheon Technologies	49,959	3,572,568
		13,410,802
Information Technology — 18.19%
Broadcom	8,400	3,677,940
Cisco Systems	80,500	3,602,375
Cognizant Technology
Solutions Class A	43,720	3,582,854
Intel	62,100	3,093,822
Motorola Solutions	19,500	3,316,170
Oracle	51,000	3,299,190
		20,572,351
Materials — 3.14%
DuPont de Nemours	50,000	3,555,500
		3,555,500
Real Estate — 2.69%
Equity Residential	51,300	3,041,064
		3,041,064
Utilities — 3.00%
Edison International	54,000	3,392,280
		3,392,280
Total Common Stock
(cost $98,574,879)		111,865,275

Short-Term Investments — 0.97%
Money Market Mutual Funds — 0.97%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	273,868	273,868
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	273,869	273,869
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	273,869	273,869
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	273,868	273,868
Total Short-Term Investments
(cost $1,095,474)		1,095,474
Total Value of
Securities—99.86%
(cost $99,670,353)		$112,960,749

†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

7

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Equity Income Series

December 31, 2020

Assets:
Investments, at value*	$112,960,749
Receivable for securities sold	252,604
Dividends receivable	170,402
Receivable for series shares sold	3,857
Other assets	4,022
Total Assets	113,391,634
Liabilities:
Due to custodian	1
Payable for securities purchased	142,642
Investment management fees payable to affiliates	58,492
Payable for series shares redeemed	34,576
Reports and statements to shareholders expenses payable to non-affiliates	16,809
Accounting and administration fees payable to non-affiliates	12,295
Other accrued expenses	7,008
Legal fees payable to affiliates	719
Dividend disbursing and transfer agent fees and expenses payable to affiliates	714
Accounting and administration expenses payable to affiliates	656
Trustees’ fees and expenses payable to affiliates	350
Reports and statements to shareholders expenses payable to affiliates	114
Total Liabilities	274,376
Total Net Assets	$113,117,258

Net Assets Consist of:
Paid-in capital	$98,119,245
Total distributable earnings (loss)	14,998,013
Total Net Assets	$113,117,258

Net Asset Value
Standard Class:
Net assets	$113,117,258
Shares of beneficial interest outstanding, unlimited authorization, no par	7,018,474
Net asset value per share	$16.12
____________________
* Investments, at cost	$99,670,353

See accompanying notes, which are an integral part of the financial statements.

8

Statement of operations
Delaware VIP® Trust — Delaware VIP Equity Income Series

Year ended December 31, 2020

Investment Income:
Dividends	$3,027,492

Expenses:
Management fees	693,298
Accounting and administration expenses	57,418
Audit and tax fees	56,109
Reports and statements to shareholders expenses	29,869
Legal fees	9,328
Dividend disbursing and transfer agent fees and expenses	8,895
Trustees’ fees and expenses	6,141
Custodian fees	4,569
Registration fees	1,412
Other	2,555
869,594
Less expenses waived	(16,153)
Less expenses paid indirectly	(634)
Total operating expenses	852,807
Net Investment Income	2,174,685
Net Realized and Unrealized Loss:
Net realized loss on investments	(363,982)
Net change in unrealized appreciation (depreciation) of investments	(3,726,655)
Net Realized and Unrealized Loss	(4,090,637)
Net Decrease in Net Assets Resulting from Operations	$(1,915,952)

See accompanying notes, which are an integral part of the financial statements.

9

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Equity Income Series

	Year ended
	12/31/20	12/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,174,685	$2,436,375
Net realized gain (loss)	(363,982)	24,884,776
Net change in unrealized appreciation (depreciation)	(3,726,655)	(2,271,056)
Net increase (decrease) in net assets resulting from operations	(1,915,952)	25,050,095

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(27,090,760)	(14,210,932)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	1,676,251	1,919,221

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	27,090,760	14,210,932
	28,767,011	(16,130,153)
Cost of shares redeemed:
Standard Class	(14,902,943)	(12,594,141)
Increase in net assets derived from capital share transactions	13,864,068	3,536,012
Net Increase (Decrease) in Net Assets	(15,142,644)	14,375,175

Net Assets:
Beginning of year	128,259,902	113,884,727
End of year	$113,117,258	$128,259,902

See accompanying notes, which are an integral part of the financial statements.

10

Financial highlights
Delaware VIP® Equity Income Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20		12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$22.37		$20.61	$23.64	$21.36	$20.01

Income (loss) from investment operations
Net investment income[2]	0.32		0.41	0.66	0.40	0.42
Net realized and unrealized gain (loss)	(1.67)		3.94	(2.57)	2.81	2.03
Total from investment operations	(1.35)		4.35	(1.91)	3.21	2.45

Less dividends and distributions from:
Net investment income	(0.48)		(0.68)	(0.43)	(0.42)	(0.40)
Net realized gain	(4.42)		(1.91)	(0.69)	(0.51)	(0.70)
Total dividends and distributions	(4.90)		(2.59)	(1.12)	(0.93)	(1.10)

Net asset value, end of period	$16.12		$22.37	$20.61	$23.64	$21.36
Total return[3]	(0.33%	)[4]	22.71% [4]	(8.42% )	15.52%	13.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$113,117		$128,260	$113,885	$129,994	$116,685
Ratio of expenses to average net assets[5]	0.80%		0.82%	0.81%	0.80%	0.81%
Ratio of expenses to average net assets prior to fees waived[5]	0.82%		0.82%	0.81%	0.80%	0.81%
Ratio of net investment income to average net assets	2.04%		1.96%	2.92%	1.81%	2.09%
Ratio of net investment income to average net assets prior to
fees waived	2.02%		1.96%	2.92%	1.81%	2.09%
Portfolio turnover	30%		118% [6]	50%	18%	20%

[1]

On October 4, 2019, the First Investors Life Series Equity Income Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Equity Income Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

11

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Equity Income Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Equity Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Equity Income Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer, which are estimated. The Series declares and pays dividends from

12

net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $634 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.80% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $7,642 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $8,000 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $6,818 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

13

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Equity Income Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$32,036,525
Sales	42,556,933

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$99,807,503
Aggregate unrealized appreciation of investments	$17,163,310
Aggregate unrealized depreciation of investments	(4,010,064)
Net unrealized appreciation of investments	$13,153,246

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

14

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

Level 1
Securities
Assets:
Common Stock	$111,865,275
Short-Term Investments	1,095,474
Total Value of Securities	$112,960,749

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$2,816,186	$3,708,762
Long-term capital gains	24,274,574	10,502,170
Total	$27,090,760	$14,210,932

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$98,119,245
Undistributed ordinary income	2,129,641
Capital loss carryforwards*	(284,874)
Unrealized appreciation of investments	13,153,246
Net assets	$113,117,258

*	$142,047 of this loss which can be utilized is subject to an annual limitation in accordance with the Internal Revenue Code 382 due to an ownership change on July 1, 2020.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Equity Income Series

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnership income. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series recorded the following reclassifications:

Paid-in capital	$18,551
Total distributable earnings (loss)	(18,551)

At December 31, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$284,874	$—	$284,874

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	108,547	92,878
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,118,120	716,277
	2,226,667	809,155
Shares redeemed:
Standard Class	(942,227)	(599,970)
Net increase	1,284,440	209,185

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required

16

percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible

17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Equity Income Series

9. Credit and Market Risk (continued)

for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2020, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

18

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Equity Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Equity Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Equity Income Fund (subsequent to reorganization, known as Delaware VIP Equity Income Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

19

Other Series information (Unaudited)
Delaware VIP® Equity Income Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	89.60%
(B) Ordinary Income Distributions (Tax Basis)	10.40%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends [1]	100.00%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on the Series’ ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Equity Income Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Equity Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

20

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Broadridge currently classifies the Series as an equity income fund. However, Management believes that, after implementing strategy changes in connection with the acquisition of the Series in October 2019, it would be more appropriate to include the Series in the large-cap value funds category. Accordingly, the Broadridge report prepared for the Series compares the Series’ performance to two separate Performance Universes – one consisting of the Series and all equity income funds underlying variable insurance products, and the other, consisting of the Series and all large-cap value funds underlying variable insurance products. When compared to equity income funds, the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the third quartile of its Performance Universe. When compared to large-cap value funds, the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5- year periods was in the third quartile and second quartile, respectively, of its Performance Universe. The Board observed that Series’ performance results were not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered that much of the Series’ underperformance preceded Management’s acquisition of the Series in October 2019. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

When compared to other equity income funds and large-cap value funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to

21

Other Series information (Unaudited)
Delaware VIP® Equity Income Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Equity Income Series at a meeting held August 11-13, 2020 (continued)

the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

Board consideration of sub-advisory agreement for Delaware VIP Equity Income Series at a meeting held November 17-19, 2020

At a meeting held on November 17-19, 2020, the Board of Trustees (the “Board”) of Delaware VIP Equity Income Series (the “Series”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Global Limited (“MIMGL”).

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about MIMGL, including its personnel, operations, and financial condition, which had been provided by MIMGL. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by MIMGL; information concerning MIMGL’s organizational structure and the experience of their key investment management personnel; copies of MIMGL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMGL; and a copy of the Sub-Advisory Agreement.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with their independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreement. This discussion of the information and factors considered by the Board is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent, and quality of the services to be provided by MIMGL, the Board reviewed the services to be provided by MIMGL pursuant to the Sub-Advisory Agreement and as described at the meeting. The Board reviewed materials provided by the MIMGL regarding the experience and qualifications of the personnel who will be responsible for providing services to

22

the Series. The Board also considered relevant performance information provided with respect to MIMGL. In discussing the nature of the services proposed to be provided by MIMGL, it was observed that the Sub-Advisory Agreement will expand the sub-advisory services already provided by MIMGL, to include discretionary investment advisory services and specifically portfolio management by MIMGL’s Global Systematic Investment Team (the “MSI Team”) to implement its Equity Income strategy, subject to DMC’s oversight as the Series’ investment adviser. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by the MIMGL to the Series and its shareholders and was confident in the abilities of MIMGL to provide quality services to the Series and its shareholders.

Investment performance. In regards to the appointment of MIMGL for the Series, the Board reviewed information on prior performance for MIMGL. In evaluating performance, the Board considered that the MSI Team has a history of targeting consistent outperformance through systematic strategies and through a multi-factor investment approach to smooth returns. Additionally, the Board had considered its previous approval of MIMGL to provide fully discretionary services to other Delaware Funds.

Sub-advisory fees. The Board considered that DMC would pay MIMGL a sub-advisory fee based on the extent to which MIMGL provides services to the Series as described in the Sub-Advisory Agreement. In considering the appropriateness of the sub-advisory fees, the Board also reviewed and considered the fees in light of the nature, extent and quality of the sub-advisory services to be provided by MIMGL, as more fully discussed above. The Board noted that the sub-advisory fees are paid by DMC to MIMGL and are not additional fees borne by the Series, and that the management fee paid by the Series to DMC would stay the same at current asset levels. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and MIMGL, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale, and fall-out benefits. Trustees were also given available information on profits being realized by MIMGL in relation to the services being provided to the Series and in relation to MIMGL’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided with, and considered, information on potential fall-out benefits derived or to be derived by MIMGL in connection with its relationship to the Series. The Board considered the potential benefit to DMC and MIMGL of marketing a global approach on the portfolio management of their fixed income investment strategies. The Trustees also noted that economies of scale are shared with the Series and its shareholders through investment management fee breakpoints in DMC’s fee schedule for the Series so that as the Series grows in size, its effective investment management fee rate declines.

23

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

24

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

25

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

26

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

27

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

28

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPEI-221

Delaware VIP® Trust

Delaware VIP Fund for Income Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	6
Security type / sector allocation	7
Schedule of investments	8
Statement of assets and liabilities	14
Statement of operations	15
Statements of changes in net assets	16
Financial highlights	17
Notes to financial statements	18
Report of independent registered public accounting firm	26
Other Series information	27
Board of trustees / directors and officers addendum	30

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Fund for Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Fund for Income Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek high current income.

For the fiscal year ended December 31, 2020, Delaware VIP Fund for Income Series (the “Series”) Standard Class shares gained 7.95% with all distributions reinvested. For the same period, the Series’ benchmark, the ICE BofA US High Yield Constrained Index, gained 6.07%.

The first quarter of the Series’ fiscal year presented a relatively benign market environment compared with the tumultuous months that followed. As 2020 began, high yield investors found themselves digesting the up-and-down progress of US-China trade negotiations. Abroad, oil prices were disrupted following the bombing of refineries in Saudi Arabia. Domestically, concerns over weakening manufacturing and an inverted yield curve seemed to be resolved as the US Federal Reserve cut interest rates by 25 basis points and unemployment reached record lows. High yield bonds benefited in January, showing modest coupon-driven gains. (A basis point equals one hundredth of a percentage point.)

The positive news ended abruptly in February amid reports that a novel coronavirus was spreading widely outside of China. Over the ensuing four weeks, large swaths of the US economy were shuttered. Some high yield bond prices plunged 20% or more, and spreads widened to nearly 1,100 basis points over Treasurys. Fortunately, in late March, both Congress and the Fed stepped in with unprecedented amounts of fiscal and monetary relief for an economy in need of life support. Investors responded as intended and the pandemic-induced selloff in virtually all risk assets abated almost as abruptly it had begun.

As part of its monetary rescue package, the Fed pledged to be an available lender of last resort to certain investors in sub-investment-grade credit. This was unprecedented, and some investors interpreted it as a promise to backstop the entire sector if needed. As the economy reopened during the second half of the Series’ fiscal year, high yield spreads fell roughly 700 basis points, to stand a mere 40 basis points above January’s pre-COVID-19 level.

In part, inflows of $35 billion, the vast majority of which materialized after the government’s economic resuscitation efforts in March, powered the rally in high yield. Notably, some of the late-period demand for BB-rated securities originated from investors not generally considered buyers of high yield. We were not surprised, considering that the yields on Treasurys, the traditional flight-to-quality instruments, were 0.11% (3-month), 0.17% (1-year), and 0.70% (10-year) on March 31, 2020. At these levels, the relatively sound fundamentals of companies in the top tier of the high yield universe seemed to represent favorable value for investors. Issuing companies also benefited as low rates and tightening spreads encouraged them to build cash reserves and refinance existing debt.

The volatile environment for financial assets sparked sudden shifts in leadership among the various credit tiers of the high yield market. BB-rated debt outperformed during the selloff that began in February, and CCC-rated bonds led the rebound during the risk-on rally in June and August. By fiscal year end, however, investor appetite for risk had increased with the introduction of vaccines with high efficacy rates and with more clarity around potential stimulus due to the election results. As such, CCC-rated securities significantly outperformed in November and December.

Among industry groups, energy – representing about 12% of the high yield universe – was a major laggard. A price war between Russia and Saudi Arabia dovetailed with the catastrophic collapse in worldwide demand to produce a precipitous drop in oil prices that pressured highly levered producers. Predictably, COVID-19 also affected industries such as leisure, retail, and airlines, which underperformed. Outperforming groups included interest-rate-sensitive sectors such as automotive and homebuilders; technology, which rode a powerful wave of investor interest in companies deemed well adapted to a stay-at-home economy, and traditional defensive sectors such as healthcare, financials, insurance, and consumer staples.

The Series retained an overweight position in defensive sectors relative to the benchmark during much of the fiscal year. This reflected both our usual fundamentals-driven approach to risk taking and our ability to make what we viewed as an opportunistic move in response to modestly extended valuations in many sectors of the high yield market. As the pandemic gripped investor sentiment in March, we sold select names that we deemed to be particularly vulnerable to economic fallout from COVID-related changes in consumer demand. Those liquidations temporarily raised the Series’ cash position to roughly 6% of assets, an unusually high allocation for the Series.

Counterintuitively, the securities that investors liquidated in the early stages of the pandemic were in the higher-quality segment of the market. Lower-rated credits became seemingly so illiquid as to be virtually untradable at anything other than fire-sale prices. However, after the Fed injected liquidity into the financial system in late March, we deployed the Series’ excess cash into bonds that we believed were targets of liquidity-based selling. This tactic played out favorably over the remainder of the fiscal year. In effect, the Series’ cash positioning allowed us to buy when others were selling and to sell when others were buying.

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Fund for Income Series

At the sector level, the Series’ allocation to telecommunications, technology, and transportation companies outperformed the benchmark because of strong security selection within all three sectors. Conversely, the Series’ underweight to the retail and automotive sectors detracted from performance relative to the benchmark. The Series also lagged the benchmark within the homebuilder sector because of poor credit selection.

Among individual holdings, BMC Software Inc. and Sprint Corp. contributed to outperformance. Both companies continued to exhibit solid credit profiles even in the face of a fast-weakening economy. These companies enjoyed the additional benefit of operating in defensive sectors of the high yield market (technology and telecommunications, respectively), which risk-averse investors tend to prefer. The Series’ position in mining company Freeport-McMoRan Copper & Gold Inc. also outperformed on soaring gold and copper prices.

The Series’ positions in energy-related businesses Summit Midstream Partners LP, Oasis Petroleum Inc.,and Chesapeake Energy Corp. detracted from relative performance. As noted previously, the steep drop in crude oil prices earlier in the calendar year affected the balance sheets of many lower-quality, highly levered companies in the oil and gas industry.

As of fiscal year end, the magnitude of the pandemic and its short- and long-term effects on global economies is still very much uncertain, despite the underlying support provided by the relief package passed by the US Congress. However, we think the enthusiasm surrounding additional stimulus and vaccine rollouts have bolstered investor risk appetites heading into 2021. As such, the high yield market has continued to see steady inflows into the asset class as investors search for yield and convexity (a risk-management tool used to measure and manage a portfolio’s exposure to market risk). Despite the recent market exuberance, we remain disciplined in our approach to adding risk, since we believe the high yield market could experience bouts of volatility as the impact on revenues, cash flows, and balance sheets are assessed in the coming quarters. We will continue to underpin our disciplined approach to adding risk by our fundamental bottom-up (bond-by-bond) approach to portfolio construction, with a keen eye toward operational execution and balance sheet strength.

2	Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Fund for Income Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on November 9, 1987)	+7.95%	+5.85%	+7.08%	+5.97%	—
ICE BofA US High Yield Constrained Index	+6.07%	+5.85%	+8.42%	+6.61%	—

Returns reflect the reinvestment of all distributions. Please see page 5 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.83%, while total operating expenses for Standard Class shares were 0.83%. The management fee for Standard Class shares was 0.65%.The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the “Performance of a $10,000 investment” graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Fund for Income Series

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Liquidity risk is the possibility that investments cannot be readily sold within seven days at approximately the price at which a fund has valued them.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.
____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

4

Performance of a $10,000 investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
ICE BofA US High Yield Constrained Index	$10,000	$18,971
Delaware VIP Fund for Income Series — Standard Class shares	$10,000	$17,852

The graph shows a $10,000 investment in the Delaware VIP Fund for Income Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the ICE BofA US High Yield Constrained Index for the period from December 31, 2010 through December 31, 2020.

The ICE BofA US High Yield Constrained Index tracks the performance of US dollar-denominated below high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark. Qualifying securities must have, among other things, a below-investment-grade rating (based on an average of Moody’s, Standard & Poor’s, and Fitch), an investment grade issuing country (based on an average of Moody’s, Standard & Poor’s, and Fitch foreign currency long-term sovereign debt ratings), and maturities of one year or more.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

5

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,108.40	0.83%	$4.40
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.96	0.83%	$4.22

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

6

Security type / sector allocation
Delaware VIP® Trust — Delaware VIP Fund for Income Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Convertible Bond	0.13%
Corporate Bonds	88.60%
Banking	2.66%
Basic Industry	9.92%
Capital Goods	5.73%
Communications	9.96%
Consumer Cyclical	7.68%
Consumer Non-Cyclical	4.79%
Energy	10.48%
Financial Services	4.23%
Healthcare	6.83%
Insurance	2.20%
Media	6.39%
Real Estate	2.58%
Services	4.36%
Technology	4.76%
Transportation	3.39%
Utilities	2.64%
Loan Agreements	7.16%
Short-Term Investments	3.24%
Total Value of Securities	99.13%
Receivables and Other Assets Net of
Liabilities	0.87%
Total Net Assets	100.00%
7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Fund for Income Series

December 31, 2020

	Principal
	amount°	Value (US $)
Convertible Bond — 0.13%
PDC Energy 1.125%
exercise price $85.39,
maturity date 9/15/21	130,000	$127,605
Total Convertible Bond
(cost $126,388)		127,605

Corporate Bonds — 88.60%
Banking — 2.66%
Barclays 6.125% µ, ψ	465,000	502,213
Deutsche Bank 6.00%
µ, ψ	400,000	402,000
Natwest Group 8.625%
µ, ψ	825,000	858,107
Popular 6.125% 9/14/23	780,000	845,243
		2,607,563
Basic Industry — 9.92%
Allegheny Technologies
5.875% 12/1/27	180,000	189,788
7.875% 8/15/23	475,000	521,049
Avient 144A 5.75%
5/15/25 #	682,000	725,477
Blue Cube Spinco 10.00%
10/15/25	175,000	185,500
Chemours 144A 5.75%
11/15/28 #	485,000	495,609
First Quantum Minerals
144A 6.875%
10/15/27 #	440,000	477,950
144A 7.25% 4/1/23 #	300,000	309,660
144A 7.50% 4/1/25 #	520,000	542,100
Freeport-McMoRan 5.45%
3/15/43	578,000	720,685
GrafTech Finance 144A
4.625% 12/15/28 #	135,000	137,030
Hudbay Minerals
144A 6.125% 4/1/29 #	215,000	232,200
144A 7.625%
1/15/25 #	125,000	130,078
Joseph T Ryerson & Son
144A 8.50% 8/1/28 #	157,000	178,097
Kraton Polymers 144A
7.00% 4/15/25 #	505,000	532,018
LBM Acquisition 144A
6.25% 1/15/29 #	180,000	187,597
M/I Homes 4.95% 2/1/28	613,000	650,807
Mattamy Group
144A 4.625% 3/1/30 #	145,000	153,949
144A 5.25%
12/15/27 #	405,000	429,553
New Gold
144A 6.375%
5/15/25 #	38,000	39,781
144A 7.50% 7/15/27 #	175,000	193,922
Novelis
144A 4.75% 1/30/30 #	130,000	140,301
144A 5.875%
9/30/26 #	95,000	99,394
Olin 5.00% 2/1/30	240,000	256,156
PowerTeam Services 144A
9.033% 12/4/25 #	860,000	958,995
Tronox 144A 6.50%
4/15/26 #	350,000	364,875
WESCO Distribution 144A
7.25% 6/15/28 #	115,000	130,950
White Cap Buyer 144A
6.875% 10/15/28 #	680,000	726,325
		9,709,846
Capital Goods — 5.73%
ARD Finance PIK 144A
6.50% 6/30/27 #, >	425,000	454,219
Ardagh Packaging Finance
144A 5.25% 8/15/27 #	400,000	420,324
ATS Automation Tooling
Systems 144A 4.125%
12/15/28 #	180,000	183,600
Bombardier
144A 7.50% 12/1/24 #	275,000	264,488
144A 7.875%
4/15/27 #	260,000	239,452
Granite US Holdings 144A
11.00% 10/1/27 #	435,000	485,025
Griffon 5.75% 3/1/28	505,000	534,891
Reynolds Group Issuer
144A 4.00%
10/15/27 #	475,000	487,469
Spirit AeroSystems 144A
5.50% 1/15/25 #	475,000	501,671
Terex 144A 5.625%
2/1/25 #	265,000	273,480
Titan Acquisition 144A
7.75% 4/15/26 #	180,000	186,750
TransDigm
144A 6.25% 3/15/26 #	706,000	752,776
144A 8.00%
12/15/25 #	90,000	99,683
Vertical Holdco 144A
7.625% 7/15/28 #	435,000	474,966
Welbilt 9.50% 2/15/24	238,000	246,429
		5,605,223

8

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Communications — 9.96%
Altice Financing 144A
5.00% 1/15/28 #	320,000	$328,304
Altice France Holding 144A
6.00% 2/15/28 #	1,580,000	1,603,044
C&W Senior Financing
144A 6.875%
9/15/27 #	633,000	684,507
Cablevision Lightpath
144A 3.875%
9/15/27 #	330,000	332,475
144A 5.625%
9/15/28 #	200,000	209,625
CenturyLink
144A 4.50% 1/15/29 #	270,000	275,231
144A 5.125%
12/15/26 #	485,000	512,846
Cincinnati Bell 144A
7.00% 7/15/24 #	300,000	312,935
Connect Finco 144A
6.75% 10/1/26 #	815,000	879,035
Frontier Communications
144A 5.875%
10/15/27 #	265,000	287,028
144A 6.75% 5/1/29 #	430,000	460,906
LCPR Senior Secured
Financing 144A 6.75%
10/15/27 #	310,000	334,025
Level 3 Financing 144A
4.25% 7/1/28 #	535,000	550,247
Sprint
7.625% 3/1/26	450,000	559,219
7.875% 9/15/23	625,000	724,406
Sprint Capital 8.75%
3/15/32	175,000	277,266
T-Mobile USA 5.125%
4/15/25	200,000	205,405
Windstream Escrow 144A
7.75% 8/15/28 #	372,000	375,302
Zayo Group Holdings 144A
6.125% 3/1/28 #	785,000	831,488
		9,743,294
Consumer Cyclical — 7.68%
Allison Transmission 144A
5.875% 6/1/29 #	410,000	454,635
Boyd Gaming 4.75%
12/1/27	505,000	525,609
Caesars Entertainment
144A 6.25% 7/1/25 #	290,000	309,214
144A 8.125% 7/1/27 #	245,000	271,540
Carnival 144A 7.625%
3/1/26 #	485,000	529,312
Ford Motor
8.50% 4/21/23	350,000	395,211
9.00% 4/22/25	110,000	135,315
Ford Motor Credit
3.37% 11/17/23	265,000	270,576
3.375% 11/13/25	260,000	266,581
4.125% 8/17/27	245,000	256,944
4.542% 8/1/26	270,000	288,562
5.584% 3/18/24	470,000	507,600
General Motors Financial
5.70% µ, ψ	170,000	187,850
L Brands
144A 6.875% 7/1/25 #	213,000	231,593
6.875% 11/1/35	148,000	166,407
144A 9.375% 7/1/25 #	200,000	246,250
MGM Resorts International
4.75% 10/15/28	675,000	724,778
New Red Finance 144A
3.50% 2/15/29 #	305,000	305,191
Scientific Games
International
144A 7.25%
11/15/29 #	230,000	252,814
144A 8.25% 3/15/26 #	460,000	496,480
Six Flags Entertainment
144A 4.875%
7/31/24 #	295,000	296,333
Stars Group Holdings 144A
7.00% 7/15/26 #	150,000	158,156
Station Casinos 144A
5.00% 10/1/25 #	235,000	238,155
		7,515,106
Consumer Non-Cyclical — 4.79%
Chobani 144A 4.625%
11/15/28 #	305,000	310,338
Energizer Holdings 144A
4.375% 3/31/29 #	380,000	394,068
JBS USA LUX 144A 5.50%
1/15/30 #	625,000	718,912
Kraft Heinz Foods
5.00% 7/15/35	240,000	291,040
5.20% 7/15/45	400,000	475,640
Pilgrim’s Pride 144A
5.875% 9/30/27 #	495,000	537,501
Post Holdings
144A 5.50%
12/15/29 #	250,000	273,131
144A 5.75% 3/1/27 #	400,000	424,250

9

Schedule of investments
Delaware VIP® Trust — Delaware VIP Fund for Income Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Spectrum Brands
144A 5.00% 10/1/29 #	520,000	$559,728
144A 5.50% 7/15/30 #	130,000	140,319
United Natural Foods 144A
6.75% 10/15/28 #	540,000	565,639
		4,690,566
Energy — 10.48%
Apache
4.75% 4/15/43	301,000	312,661
4.875% 11/15/27	230,000	244,145
CNX Resources
144A 6.00% 1/15/29 #	485,000	497,785
144A 7.25% 3/14/27 #	225,000	241,036
Continental Resources
3.80% 6/1/24	485,000	500,459
Crestwood Midstream
Partners
5.75% 4/1/25	220,000	224,400
6.25% 4/1/23	250,000	251,094
DCP Midstream Operating
5.125% 5/15/29	685,000	760,905
EQM Midstream Partners
144A 6.50% 7/1/27 #	345,000	388,970
Genesis Energy
5.625% 6/15/24	100,000	97,437
6.50% 10/1/25	250,000	243,594
8.00% 1/15/27	225,000	224,437
Murphy Oil 5.875%
12/1/27	754,000	743,399
NuStar Logistics
5.625% 4/28/27	350,000	373,560
6.00% 6/1/26	267,000	289,221
6.375% 10/1/30	530,000	601,378
Occidental Petroleum
3.00% 2/15/27	270,000	240,806
3.50% 8/15/29	260,000	238,360
6.125% 1/1/31	490,000	525,623
6.625% 9/1/30	340,000	369,665
PDC Energy
5.75% 5/15/26	588,000	608,212
6.125% 9/15/24	185,000	190,455
Precision Drilling 144A
7.125% 1/15/26 #	70,000	61,149
Southwestern Energy
7.50% 4/1/26	100,000	105,050
7.75% 10/1/27	455,000	492,117
Targa Resources Partners
5.375% 2/1/27	325,000	342,123
6.50% 7/15/27	535,000	581,812
Western Midstream
Operating 4.75%
8/15/28	490,000	510,825
		10,260,678
Financial Services — 4.23%
AerCap Holdings 5.875%
10/10/79 µ	315,000	323,948
AerCap Ireland Capital
DAC 6.50% 7/15/25	465,000	556,217
Ally Financial 8.00%
11/1/31	450,000	661,508
Credit Suisse Group
144A 4.50% #, µ, ψ	470,000	473,478
144A 7.50% #, µ, ψ	225,000	251,055
DAE Funding
144A 4.50% 8/1/22 #	130,000	131,846
144A 5.75%
11/15/23 #	851,000	875,466
DAE Sukuk DIFC 144A
3.75% 2/15/26 #	390,000	401,700
United Shore Financial
Services 144A 5.50%
11/15/25 #	440,000	464,750
		4,139,968
Healthcare — 6.83%
Bausch Health 144A
6.25% 2/15/29 #	685,000	745,068
Cheplapharm Arzneimittel
144A 5.50% 1/15/28 #	425,000	444,656
CHS
144A 5.625%
3/15/27 #	470,000	505,955
144A 8.00% 3/15/26 #	240,000	258,840
Encompass Health 4.75%
2/1/30	330,000	354,070
Hadrian Merger Sub 144A
8.50% 5/1/26 #	504,000	522,174
HCA
5.375% 2/1/25	155,000	174,532
5.875% 2/15/26	125,000	143,906
Jaguar Holding II
144A 4.625%
6/15/25 #	240,000	253,498
144A 5.00% 6/15/28 #	435,000	464,906
Ortho-Clinical Diagnostics
144A 7.25% 2/1/28 #	220,000	232,513
144A 7.375% 6/1/25 #	490,000	522,769
Surgery Center Holdings
144A 10.00%
4/15/27 #	245,000	271,184

10

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Healthcare (continued)
Tenet Healthcare
144A 6.125%
10/1/28 #	490,000	$512,310
6.75% 6/15/23	255,000	274,584
6.875% 11/15/31	443,000	468,942
Verscend Escrow 144A
9.75% 8/15/26 #	495,000	537,385
		6,687,292
Insurance — 2.20%
AssuredPartners 144A
5.625% 1/15/29 #	180,000	188,100
GTCR AP Finance 144A
8.00% 5/15/27 #	156,000	169,798
HUB International 144A
7.00% 5/1/26 #	911,000	953,630
USI 144A 6.875%
5/1/25 #	821,000	844,083
		2,155,611
Media — 6.39%
CCO Holdings
144A 4.50% 8/15/30 #	1,065,000	1,131,568
144A 4.50% 5/1/32 #	120,000	128,276
144A 5.375% 6/1/29 #	365,000	400,547
Clear Channel Worldwide
Holdings 9.25%
2/15/24	496,000	503,492
CSC Holdings 144A
4.625% 12/1/30 #	1,100,000	1,149,649
Cumulus Media New
Holdings 144A 6.75%
7/1/26 #	484,000	495,681
Gray Television
144A 4.75%
10/15/30 #	275,000	279,641
144A 7.00% 5/15/27 #	210,000	230,213
Netflix
4.875% 4/15/28	190,000	214,573
144A 4.875%
6/15/30 #	60,000	69,113
Nexstar Broadcasting
144A 4.75% 11/1/28 #	345,000	361,603
144A 5.625%
7/15/27 #	360,000	386,213
Scripps Escrow II 144A
5.375% 1/15/31 #	180,000	189,626
Terrier Media Buyer 144A
8.875% 12/15/27 #	645,000	712,322
		6,252,517
Real Estate — 2.58%
Global Net Lease 144A
3.75% 12/15/27 #	560,000	578,422
HAT Holdings I 144A
3.75% 9/15/30 #	360,000	375,300
Iron Mountain
144A 5.25% 3/15/28 #	460,000	486,296
144A 5.25% 7/15/30 #	540,000	583,875
MGM Growth Properties
Operating Partnership
144A 3.875%
2/15/29 #	485,000	496,822
		2,520,715
Services — 4.36%
Covanta Holding 5.00%
9/1/30	730,000	781,967
Gartner 144A 4.50%
7/1/28 #	395,000	417,219
H&E Equipment Services
144A 3.875%
12/15/28 #	275,000	277,415
Prime Security Services
Borrower
144A 5.75% 4/15/26 #	530,000	581,012
144A 6.25% 1/15/28 #	650,000	698,750
Sabre GLBL
144A 7.375% 9/1/25 #	340,000	369,410
144A 9.25% 4/15/25 #	290,000	345,462
Tms International Holding
144A 7.25% 8/15/25 #	310,000	316,200
United Rentals North
America 5.25%
1/15/30	430,000	478,106
		4,265,541
Technology — 4.76%
Austin BidCo 144A
7.125% 12/15/28 #	180,000	188,212
Banff Merger Sub 144A
9.75% 9/1/26 #	530,000	573,047
Black Knight InfoServ 144A
3.625% 9/1/28 #	410,000	420,250
BY Crown Parent 144A
4.25% 1/31/26 #	420,000	431,025
Camelot Finance 144A
4.50% 11/1/26 #	445,000	465,303
CommScope Technologies
144A 5.00% 3/15/27 #	430,000	426,506
Microchip Technology
144A 4.25% 9/1/25 #	695,000	735,450
Open Text Holdings 144A
4.125% 2/15/30 #	662,000	705,454

11

Schedule of investments
Delaware VIP® Trust — Delaware VIP Fund for Income Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Technology (continued)
SS&C Technologies 144A
5.50% 9/30/27 #	665,000	$711,064
		4,656,311
Transportation — 3.39%
Delta Air Lines
144A 7.00% 5/1/25 #	455,000	525,623
7.375% 1/15/26	690,000	788,692
Mileage Plus Holdings
144A 6.50% 6/20/27 #	310,000	333,831
Spirit Loyalty Cayman
144A 8.00% 9/20/25 #	215,000	241,875
Stena International 144A
6.125% 2/1/25 #	200,000	198,000
United Airlines Holdings
4.875% 1/15/25	650,000	640,851
VistaJet Malta Finance
144A 10.50% 6/1/24 #	575,000	590,813
		3,319,685
Utilities — 2.64%
Calpine
144A 4.625% 2/1/29 #	85,000	87,531
144A 5.00% 2/1/31 #	510,000	533,715
PG&E 5.25% 7/1/30	955,000	1,051,694
Vistra Operations
144A 5.00% 7/31/27 #	255,000	270,555
144A 5.50% 9/1/26 #	61,000	63,650
144A 5.625%
2/15/27 #	540,000	575,154
		2,582,299
Total Corporate Bonds
(cost $81,796,457)		86,712,215

Loan Agreements — 7.16%
Applied Systems 2nd Lien
8.00% (LIBOR03M +
7.00%) 9/19/25 ●	686,000	691,574
Apro 5.00% (LIBOR03M +
4.00%) 11/14/26 ●	211,952	212,482
Blue Ribbon 1st Lien
5.00% (LIBOR02M +
4.00%) 11/15/21 ●	116,000	110,103
Boxer Parent 4.397%
(LIBOR01M + 4.25%)
10/2/25 ●	143,756	143,468
BW Gas & Convenience
Holdings 6.40%
(LIBOR01M + 6.25%)
11/18/24 ●	402,918	405,184
BWay Holding 3.48%
(LIBOR03M + 3.25%)
4/3/24 ●	776,369	753,078
Calpine 2.65% (LIBOR01M
+ 2.50%) 12/2/27 ●	645	642
Carnival 8.50%
(LIBOR01M + 7.50%)
6/30/25 ●	293,525	304,092
Epicor Software 2nd Lien
8.75% (LIBOR01M +
7.75%) 7/31/28 ●	368,200	384,769
Frontier Communications
5.75% (LIBOR01M +
4.75%) 10/8/21 ●	195,000	196,950
Global Medical Response
5.75% (LIBOR03M +
4.75%) 10/2/25 ●	492,000	490,032
Hamilton Projects Acquiror
5.75% (LIBOR03M +
4.75%) 6/17/27 ●	497,500	499,366
Informatica 2nd Lien
7.125% (LIBOR03M +
7.125%) 2/25/25 ●	535,000	546,369
Solenis International 2nd
Lien 8.733%
(LIBOR03M + 8.50%)
6/26/26 ●	708,588	697,664
Surgery Center Holdings
4.25% (LIBOR01M +
3.25%) 9/2/24 ●	494,695	487,584
Ultimate Software Group
2nd Lien 7.50%
(LIBOR03M + 6.75%)
5/3/27 ●	678,000	699,187
Vantage Specialty
Chemicals 2nd Lien TBD
10/27/25 X	17,328	15,043
Verscend Holding Tranche
B 4.647% (LIBOR01M +
4.50%) 8/27/25 ●	368,289	368,841
Total Loan Agreements
(cost $6,876,871)		7,006,428

	Number
	of shares
Short-Term Investments — 3.24%
Money Market Mutual Funds — 3.24%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	792,150	792,150

12

	Number
	of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	792,151	$792,151
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	792,150	792,150
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	792,150	792,150
Total Short-Term Investments
(cost $3,168,601)		3,168,601
Total Value of
Securities—99.13%
(cost $91,968,317)		$97,014,849

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2020, the aggregate value of Rule 144A securities was $58,052,118, which represents 59.32% of the Series’ net assets. See Note 9 in “Notes to financial statements.”
>	PIK. 100% of the income received was in the form of cash.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
X	This loan will settle after December 31, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.

Summary of abbreviations:
DAC – Designated Activity Company
DIFC – Dubai International Financial Centre
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR02M – ICE LIBOR USD 2 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
PIK – Payment-in-kind
TBD – To be determined
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

13

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Fund for Income Series

December 31, 2020

Assets:
Investments, at value*	$97,014,849
Receivable for securities sold	167,325
Dividends and interest receivable	1,347,870
Receivable for series shares sold	2,883
Other assets	3,556
Total Assets	98,536,483
Liabilities:
Due to custodian	3,694
Payable for securities purchased	531,255
Investment management fees payable to affiliates	46,178
Other accrued expenses	33,258
Payable for series shares redeemed	30,297
Reports and statements to shareholders expenses payable to non-affiliates	18,429
Audit and tax fees payable	3,500
Dividend disbursing and transfer agent fees and expenses payable to affiliates	619
Accounting and administration expenses payable to affiliates	614
Trustees’ fees and expenses payable	309
Legal fees payable to affiliates	169
Reports and statements to shareholders expenses payable to affiliates	98
Total Liabilities	668,420
Total Net Assets	$97,868,063

Net Assets Consist of:
Paid-in capital	$95,576,101
Total distributable earnings (loss)	2,291,962
Total Net Assets	$97,868,063

Net Asset Value
Standard Class:
Net assets	$97,868,063
Shares of beneficial interest outstanding, unlimited authorization, no par	15,191,160
Net asset value per share	$6.44
____________________
* Investments, at cost	$91,968,317

See accompanying notes, which are an integral part of the financial statements.

14

Statement of operations
Delaware VIP® Trust — Delaware VIP Fund for Income Series

Year ended December 31, 2020

Investment Income:
Interest	$5,330,061
Dividends	30,179
5,360,240

Expenses:
Management fees	626,560
Audit and tax fees	71,632
Accounting and administration expenses	55,754
Reports and statements to shareholders expenses	33,818
Dividend disbursing and transfer agent fees and expenses	8,054
Trustees’ fees and expenses	5,621
Legal fees	5,592
Custodian fees	3,617
Registration fees	12
Other	26,241
836,901
Less expenses waived	(35,774)
Less expenses paid indirectly	(1,411)
Total operating expenses	799,716
Net Investment Income	4,560,524
Net Realized and Unrealized Gain:
Net realized gain on investments	113,517
Net change in unrealized appreciation (depreciation) of investments	2,146,230
Net Realized and Unrealized Gain	2,259,747
Net Increase in Net Assets Resulting from Operations	$6,820,271

See accompanying notes, which are an integral part of the financial statements.

15

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Fund for Income Series

	Year ended
	12/31/20	12/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,560,524	$5,231,680
Net realized gain (loss)	113,517	(628,839)
Net change in unrealized appreciation (depreciation)	2,146,230	7,972,064
Net increase in net assets resulting from operations	6,820,271	12,574,905

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(5,678,792)	(5,659,504)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	2,119,323	3,411,348

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,678,792	5,659,504
	7,798,115	9,070,852
Cost of shares redeemed:
Standard Class	(16,106,275)	(11,149,960)
Decrease in net assets derived from capital share transactions	(8,308,160)	(2,079,108)
Net Increase (Decrease) in Net Assets	(7,166,681)	4,836,293

Net Assets:
Beginning of year	105,034,744	100,198,451
End of year	$97,868,063	$105,034,744

See accompanying notes, which are an integral part of the financial statements.

16

Financial highlights
Delaware VIP® Fund for Income Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$6.36	$5.96	$6.45	$6.36	$6.07

Income (loss) from investment operations
Net investment income[2]	0.29	0.30	0.30	0.30	0.30
Net realized and unrealized gain (loss)	0.16	0.44	(0.46)	0.12	0.34
Total from investment operations	0.45	0.74	(0.16)	0.42	0.64

Less dividends and distributions from:
Net investment income	(0.37)	(0.34)	(0.33)	(0.33)	(0.35)
Total dividends and distributions	(0.37)	(0.34)	(0.33)	(0.33)	(0.35)

Net asset value, end of period	$6.44	$6.36	$5.96	$6.45	$6.36
Total return[3]	7.95% [4]	12.78% [4]	(2.58% )	6.82%	11.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$97,868	$105,035	$100,198	$106,011	$101,427
Ratio of expenses to average net assets[5]	0.83%	0.85%	0.91%	0.89%	0.89%
Ratio of expenses to average net assets prior to fees waived[5]	0.87%	0.88%	0.91%	0.89%	0.89%
Ratio of net investment income to average net assets	4.73%	4.94%	4.93%	4.70%	4.85%
Ratio of net investment income to average net assets prior to
fees waived	4.69%	4.91%	4.93%	4.70%	4.85%
Portfolio turnover	131%	115%	73%	66%	56%

[1]	On October 4, 2019, the First Investors Life Series Fund For Income shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Fund For Income shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Fund for Income Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Fund for Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Fund For Income, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Series declares and pays dividends from net investment income and

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distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $1,411 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.83% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $7,295 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $7,230 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Fund for Income Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

ended December 31, 2020, the Series was charged $3,295 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended December 31, 2020 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended December 31, 2020, the Series engaged in securities purchases of $511,305. The Series did not engage in Rule 17a-7 securities sales for the year ended December 31, 2020. There was no realized gain (loss) as a result of 17a-7 securities purchases.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$119,725,798
Sales	126,671,575

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$92,238,011
Aggregate unrealized appreciation of investments	$4,907,500
Aggregate unrealized depreciation of investments	(130,662)
Net unrealized appreciation of investments	$4,776,838

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

20

asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Total
Securities
Assets:
Convertible Bond	$—	$127,605	$127,605
Corporate Bonds	—	86,712,215	86,712,215
Loan Agreements	—	7,006,428	7,006,428
Short-Term Investments	3,168,601	—	3,168,601
Total Value of Securities	$3,168,601	$93,846,248	$97,014,849

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$5,678,792	$5,659,504

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Fund for Income Series

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$95,576,101
Undistributed ordinary income	4,955,748
Capital loss carryforwards*	(7,440,624)
Unrealized appreciation of investments	4,776,838
Net assets	$97,868,063

*	$7,252,983 of this loss which can be utilized is subject to an annual limitation in accordance with the Internal Revenue Code 382 due to an ownership change on July 1, 2020.

The differences between the book basis and tax basis components of net assets are primarily attributable to market premium on debt instruments and tax deferral on losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At December 31, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$1,671,811	$5,768,813	$7,440,624

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	343,476	555,571
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,025,053	947,991
	1,368,529	1,503,562
Shares redeemed:
Standard Class	(2,679,433)	(1,801,135)
Net decrease	(1,310,904)	(297,573)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each

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Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Fund for Income Series

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs” ) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

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10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Fund for Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Fund for Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Fund for Income (subsequent to reorganization, known as Delaware VIP Fund for Income Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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Other Series information (Unaudited)
Delaware VIP® Fund for Income Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A)	Ordinary Income Distributions (Tax Basis)	100.00%
____________________

(A)	is based on a percentage of the Series’ total distributions.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Fund for Income Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Fund for Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Funds Management Hong Kong Limited (“MFMHK”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for

27

Other Series information (Unaudited)
Delaware VIP® Fund for Income Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Fund for Income Series at a meeting held August 11-13, 2020 (continued)

the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all high yield funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, and 5-year periods was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 10-year period was in the fourth quartile of its Performance Universe. The Board observed that the Series’ performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered that much of the Series’ underperformance preceded Management’s acquisition of the Series in Oct. 2019. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work,

28

the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

29

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

30

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

31

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

32

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

33

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

34

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPFFI-221

Delaware VIP® Trust

Delaware VIP Growth and Income Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	6
Security type / sector allocation and top 10 equity holdings	7
Schedule of investments	8
Statement of assets and liabilities	9
Statement of operations	10
Statements of changes in net assets	11
Financial highlights	12
Notes to financial statements	13
Report of independent registered public accounting firm	20
Other Series information	21
Board of trustees / directors and officers addendum	25

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Growth and Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Growth and Income Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek long-term growth of capital and current income.

For the fiscal year ended December 31, 2020, Delaware VIP Growth and Income Series Standard Class shares declined -0.46% with all distributions reinvested. The Series underperformed its benchmark, the Russell 1000® Value Index, which increased 2.80% for the same period.

During the Series’ fiscal year, the COVID-19 pandemic and resulting government policy responses caused significant fluctuations in the stock market. Between mid-February and mid-March 2020, the broad market S&P 500® Index declined 30%, the fastest drop of this magnitude in its history. The S&P 500 Index then jumped 17% in late March – its biggest three-day gain since 1933 – when a massive fiscal stimulus package worked its way through Congress. Stocks continued to rally strongly, especially those of very large, technology-oriented growth companies, as investors appeared largely unconcerned with their high valuations. In December, the Dow Jones Industrial Average®, NASDAQ Composite Index, and S&P 500 Index attained new all-time highs despite monthly records for new COVID-19 cases and hospitalizations and a new wave of restrictions on gatherings and travel in many states. As in 2019, the broad market’s robust gains in 2020 were driven almost entirely by expansion in valuation multiples. (Sources: Cornerstone Macro, FactSet Research Systems.)

Investments in the energy sector were the largest detractors from the Series’ performance. Shares of exploration and production (E&P) companies Marathon Oil Corp. and Occidental Petroleum Corp., both of which are highly sensitive to fluctuations in oil prices, experienced significant stock-price declines when crude oil demand dropped significantly early in the pandemic. Given the investment team’s view that demand for oil could remain weak for an extended period and cash-flow generation at these businesses could remain depressed, we opted to sell these positions.

The Series’ holdings in the industrials sector also resulted in relative underperformance. Aerospace and defense company Raytheon Technologies Corp. was the laggard in this group. The company formed in April when Raytheon Co. merged with United Technologies Corp. Raytheon Technologies’ commercial aerospace exposure was a source of concern for investors during the downturn. The company expressed a conservative outlook for its free cash flow in fiscal 2020 and delayed its timeframe for an expected recovery in the aerospace industry. Meanwhile, the firm’s defense segment continued to post what we viewed as strong financial results with a significant increase in its business. At fiscal year end, Raytheon Technologies’ shares remained attractively valued, in our view, and appeared to have priced in many challenges facing its business.

The Series’ holding in multifamily housing real estate investment trust (REIT) Equity Residential was another notable detractor. Pandemic-related pressure on rent and occupancy levels challenged Equity Residential’s business in some of its core urban markets. Additionally, REITs in other more highly valued market areas that are less exposed to COVID-19 – such as storage, data centers, and cell towers – continued to garner investor interest. Despite the near-term challenges facing the multifamily housing space, we remained positive about Equity Residential’s prospects over the next three to five years. It had one of the strongest balance sheet and capital positions among its peers, and the stock was trading at the low end of its historic valuation range. When the economy reopens more, we believe Equity Residential has the potential to see its fundamentals stabilize and eventually improve. Meanwhile, the company’s balance sheet and diversified property portfolio appear likely to continue to provide support at current valuation levels, in our view.

Investments in the information technology sector (IT) were the largest contributors to the Series’ relative returns. Broadcom Inc., a leading provider of semiconductor and infrastructure software solutions, led the group. The company has seen relatively steady demand for many of its products and services and has benefited from several broad trends, including growing demand for servers, storage, mobility, and security. At the end of the fiscal period, the team believed Broadcom had attractive cash flow dynamics, remaining upside potential in its stock, and an attractive dividend yield.

International entertainment and media enterprise Walt Disney Co. was also a strong contributor. The number of subscribers in Disney+, the company’s direct-to-consumer streaming offering, has continued to surpass expectations. At its investor day in December, Disney raised its Disney+ subscriber targets and announced plans to substantially increase its investment in content, which further buoyed the shares. Meanwhile, the company’s Disneyland park in California remained closed and its Orlando property was operating at reduced capacity. Disney also announced that it will look to reinstate its dividend when operations normalize, possibly in the second half of 2021.

The Series’ holding in home improvement retailer Lowe’s Companies Inc. was another notable contributor. The company continued to benefit from ongoing strength in consumer spending on home improvements and stronger operational execution stemming from CEO Marvin Ellison’s

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Growth and Income Series

recent business transformation initiatives. As of the end of the fiscal year, we considered Lowe’s shares reasonably valued. That said, given the stock’s favorable performance in recent years, the team assessed its potential risk-reward profile relative to other opportunities in the consumer discretionary sector.

During the fiscal year, we made more changes to the Series than usual as we sought to take advantage of stock market volatility to upgrade overall quality. These changes resulted in better quality metrics relative to the Russell 1000 Value Index across several dimensions, including average debt rating, leverage ratio, and interest coverage, and did so without stretching valuation. Looking at several valuation ratios, the Series is, in our view, better positioned relative to the Russell 1000 Value Index than it has been in recent years. We believe the combination of higher quality and lower relative valuation further improves the Series’ risk-reward profile. While performance lagged the benchmark – especially in the second half of 2020 as investors rotated into more speculative stocks – we did not chase the rally because we did not believe fundamentals justified these stocks’ leadership. At the end of the fiscal year, we continued to emphasize higher quality, undervalued companies we believed had the potential to generate steadier long-term growth in earnings and cash flows.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Growth and Income Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
November 9, 1987)	-0.46%	+3.94%	+7.86%	+9.71%	—
Russell 1000 Value Index	+2.80%	+6.07%	+9.74%	+10.50%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.74%, while total operating expenses for Standard Class shares were 0.74%. The management fee for Standard Class shares was 0.65%.The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.77% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the “Performance of a $10,000 investment” graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Equity securities are subject to price fluctuation and possible loss of principal.

Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations. While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that an investment therein will be less volatile than the general stock market. The Series’ investments in potential growth opportunities may increase the potential volatility of its share price. Adverse market events may lead in increased redemptions, which could cause the Series to experience a loss or difficulty in selling securities to meet redemptions.

The Series seeks to invest in securities that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions. If these developments do not occur, the market price of these securities may not rise as expected or may fall.

At times, the Series may not be able to identify attractive dividend-paying stocks. The income received by the Series will also fluctuate due to the amount of dividends that companies elect to pay, which could adversely affect the Series’ ability to pay dividends and its share price.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Growth and Income Series

The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

In addition to the risks associated with the real estate industry, which include declines in the real estate market, decreases in property revenues, and increases in property taxes and operating expenses, REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value, and the potential failure to qualify for federal tax-free “pass-through” of distributed net income and net realized gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses, and the Series will indirectly bear a proportionate share of those fees and expenses.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance of a $10,000 investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
Russell 1000 Value Index	$10,000	$27,148
Delaware VIP Growth and Income Series — Standard Class shares	$10,000	$25,266

The graph shows a $10,000 investment in Delaware VIP Growth and Income Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the Russell 1000 Value Index for the period from December 31, 2010 through December 31, 2020.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Dow Jones Industrial Average, mentioned on page 1, is an often-quoted market indicator that comprises 30 widely held US blue-chip stocks.

The NASDAQ Composite Index, mentioned on page 1, is a broad-based, market capitalization weighted index that measures all Nasdaq US- and international-based common type stocks listed on The NASDAQ Stock Market and includes more than 2,500 securities.

4

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

5

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,180.60	0.75%	$4.11
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.37	0.75%	$3.81

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

6

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP Growth and Income Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock	98.80%
Communication Services	12.03%
Consumer Discretionary	5.97%
Consumer Staples	8.26%
Energy	2.95%
Financials	12.60%
Healthcare	17.93%
Industrials	11.81%
Information Technology	18.09%
Materials	3.43%
Real Estate	2.85%
Utilities	2.88%
Short-Term Investments	1.01%
Total Value of Securities	99.81%
Receivables and Other Assets Net of
Liabilities	0.19%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
DuPont de Nemours	3.43%
Discover Financial Services	3.40%
Broadcom	3.25%
Comcast Class A	3.24%
Caterpillar	3.22%
Walt Disney	3.17%
Cisco Systems	3.15%
Cognizant Technology Solutions Class A	3.14%
Viatris	3.10%
CVS Health	3.09%

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Growth and Income Series

December 31, 2020

	Number
	of shares	Value (US $)
Common Stock — 98.80%
Communication Services — 12.03%
AT&T	442,500	$12,726,300
Comcast Class A	288,377	15,110,955
Verizon Communications	230,600	13,547,750
Walt Disney †	81,847	14,829,040
		56,214,045
Consumer Discretionary — 5.97%
Dollar Tree †	132,400	14,304,496
Lowe’s	84,700	13,595,197
		27,899,693
Consumer Staples — 8.26%
Archer-Daniels-Midland	252,000	12,703,320
Conagra Brands	355,619	12,894,745
Mondelez International
Class A	222,300	12,997,881
		38,595,946
Energy — 2.95%
ConocoPhillips	343,900	13,752,561
		13,752,561
Financials — 12.60%
Allstate	128,800	14,158,984
American International Group	381,000	14,424,660
Discover Financial Services	175,589	15,896,072
Truist Financial	299,500	14,355,035
		58,834,751
Healthcare — 17.93%
Cardinal Health	258,900	13,866,684
Cigna	67,000	13,948,060
CVS Health	211,300	14,431,790
Johnson & Johnson	90,000	14,164,200
Merck & Co.	157,600	12,891,680
Viatris †	771,902	14,465,444
		83,767,858
Industrials — 11.81%
Caterpillar	82,661	15,045,955
Honeywell International	65,915	14,020,121
Northrop Grumman	39,400	12,005,968
Raytheon Technologies	197,340	14,111,783
		55,183,827
Information Technology — 18.09%
Broadcom	34,700	15,193,395
Cisco Systems	329,000	14,722,750
Cognizant Technology Solutions Class A	178,896	14,660,527
Intel	244,600	12,185,972
Motorola Solutions	79,800	13,570,788
Oracle	219,000	14,167,110
		84,500,542
Materials — 3.43%
DuPont de Nemours	225,300	16,021,083
		16,021,083
Real Estate — 2.85%
Equity Residential	224,900	13,332,072
		13,332,072
Utilities — 2.88%
Edison International	213,800	13,430,916
		13,430,916
Total Common Stock
(cost $404,582,129)		461,533,294

Short-Term Investments — 1.01%
Money Market Mutual Funds — 1.01%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	1,183,912	1,183,912
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	1,183,913	1,183,913
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	1,183,912	1,183,912
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	1,183,913	1,183,913
Total Short-Term Investments
(cost $4,735,650)		4,735,650
Total Value of
Securities—99.81%
(cost $409,317,779)		$466,268,944

†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

8

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Growth and Income Series

December 31, 2020

Assets:
Investments, at value*	$466,268,944
Receivable for securities sold	1,244,978
Dividends receivable	701,731
Receivable for series shares sold	5,433
Other assets	16,185
Total Assets	468,237,271
Liabilities:
Due to custodian	5
Payable for securities purchased	658,209
Investment management fees payable to affiliates	255,012
Payable for series shares redeemed	62,396
Reports and statements to shareholders expenses payable to non-affiliates	50,290
Other accrued expenses	37,294
Dividend disbursing and transfer agent fees and expenses payable to affiliates	2,943
Accounting and administration expenses payable to affiliates	1,648
Trustees’ fees and expenses payable to affiliates	1,439
Legal fees payable to affiliates	1,316
Reports and statements to shareholders expenses payable to affiliates	469
Total Liabilities	1,071,021
Total Net Assets	$467,166,250

Net Assets Consist of:
Paid-in capital	$405,815,850
Total distributable earnings (loss)	61,350,400
Total Net Assets	$467,166,250

Net Asset Value
Standard Class:
Net assets	$467,166,250
Shares of beneficial interest outstanding, unlimited authorization, no par	16,583,592
Net asset value per share	$28.17
____________________
* Investments, at cost	$409,317,779

See accompanying notes, which are an integral part of the financial statements.

9

Statement of operations
Delaware VIP® Trust — Delaware VIP Growth and Income Series

Year ended December 31, 2020

Investment Income:
Dividends	$12,304,195

Expenses:
Management fees	2,824,811
Accounting and administration expenses	111,496
Reports and statements to shareholders expenses	81,349
Audit and tax fees	66,601
Dividend disbursing and transfer agent fees and expenses	36,120
Legal fees	29,882
Trustees’ fees and expenses	25,011
Custodian fees	13,725
Registration fees	9,115
Other	9,750
3,207,860
Less expenses paid indirectly	(2,295)
Total operating expenses	3,205,565
Net Investment Income	9,098,630
Net Realized and Unrealized Loss:
Net realized loss on investments	(4,075,021)
Net change in unrealized appreciation (depreciation) of investments	(12,421,762)
Net Realized and Unrealized Loss	(16,496,783)
Net Decrease in Net Assets Resulting from Operations	$(7,398,153)

See accompanying notes, which are an integral part of the financial statements.

10

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Growth and Income Series

	Year ended
	12/31/20	12/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,098,630	$8,673,969
Net realized gain (loss)	(4,075,021)	129,014,509
Net change in unrealized appreciation (depreciation)	(12,421,762)	(26,372,461)
Net increase (decrease) in net assets resulting from operations	(7,398,153)	111,316,017

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(136,194,991)	(88,019,342)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	3,043,343	3,098,537

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	136,194,991	88,019,342
	139,238,334	91,117,879
Cost of shares redeemed:
Standard Class	(46,521,417)	(45,347,319)
Increase in net assets derived from capital share transactions	92,716,917	45,770,560
Net Increase (Decrease) in Net Assets	(50,876,227)	69,067,235

Net Assets:
Beginning of year	518,042,477	448,975,242
End of year	$467,166,250	$518,042,477

See accompanying notes, which are an integral part of the financial statements.

11

Financial highlights
Delaware VIP® Growth and Income Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$43.10	$41.84	$49.45	$44.18	$43.11

Income (loss) from investment operations
Net investment income[2]	0.59	0.71	0.72	0.66	0.69
Net realized and unrealized gain (loss)	(3.82)	8.82	(5.48)	7.09	3.08
Total from investment operations	(3.23)	9.53	(4.76)	7.75	3.77

Less dividends and distributions from:
Net investment income	(0.75)	(0.74)	(0.68)	(0.71)	(0.61)
Net realized gain	(10.95)	(7.53)	(2.17)	(1.77)	(2.09)
Total dividends and distributions	(11.70)	(8.27)	(2.85)	(2.48)	(2.70)

Net asset value, end of period	$28.17	$43.10	$41.84	$49.45	$44.18
Total return[3]	(0.46% )	25.60%	(10.17% )	18.28%	9.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$467,166	$518,042	$448,975	$531,695	$475,019
Ratio of expenses to average net assets[4]	0.74%	0.76%	0.77%	0.78%	0.79%
Ratio of net investment income to average net assets	2.09%	1.75%	1.54%	1.45%	1.67%
Portfolio turnover	30%	122% [5]	58%	17%	21%

[1]	On October 4, 2019, the First Investors Life Series Growth & Income Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Growth & Income Fund shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[5]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

12

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth and Income Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Growth and Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Growth & Income Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer, which are estimated. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

13

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth and Income Series

1. Significant Accounting Policies (continued)

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $2,295 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.77% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* These expense waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $18,844 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $32,602 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $17,904 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

14

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.
____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$128,864,577
Sales	161,399,462

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$410,129,188
Aggregate unrealized appreciation of investments	$71,536,112
Aggregate unrealized depreciation of investments	(15,396,356)
Net unrealized appreciation of investments	$56,139,756

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or

15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth and Income Series

3. Investments (continued)

duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

Level 1
Securities
Assets:
Common Stock	$461,533,294
Short-Term Investments	4,735,650
Total Value of Securities	$466,268,944

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$19,647,293	$7,887,300
Long-term capital gains	116,547,698	80,132,042
Total	$136,194,991	$88,019,342

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$405,815,850
Undistributed ordinary income	9,069,397
Capital loss carryforwards*	(3,858,753)
Unrealized appreciation of investments	56,139,756
Net assets	$467,166,250

*	$1,924,091 of this loss which can be utilized is subject to an annual limitation in accordance with the Internal Revenue Code 382 due to an ownership change on July 1, 2020.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

16

At December 31, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$3,858,753	$—	$3,858,753

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	113,482	75,731
Shares issued upon reinvestment of dividends and distributions:
Standard Class	6,088,288	2,334,731
	6,201,770	2,410,462
Shares redeemed:
Standard Class	(1,637,967)	(1,120,847)
Net increase	4,563,803	1,289,615

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security

17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth and Income Series

8. Securities Lending (continued)

loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests in growth stocks, which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2020. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of

18

determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2020, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

19

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Growth and Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Growth and Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Growth & Income Fund (subsequent to reorganization, known as Delaware VIP Growth and Income Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

20

Other Series information (Unaudited)
Delaware VIP® Growth and Income Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	85.57%
(B) Ordinary Income Distributions (Tax Basis)	14.43%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	58.60%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on the Series’ ordinary income distributions.
[1] Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Growth and Income Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Growth and Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

21

Other Series information (Unaudited)
Delaware VIP® Growth and Income Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Growth and Income Series at a meeting held August 11-13, 2020 (continued)

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all large-cap value funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 5-year periods was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the

22

Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

Board consideration of sub-advisory agreement for Delaware VIP® Growth and Income Series at a meeting held November 17-19, 2020

At a meeting held on November 17-19, 2020, the Board of Trustees (the “Board”) of Delaware VIP Growth and Income Series (the “Series”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Global Limited (“MIMGL”).

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about MIMGL, including its personnel, operations, and financial condition, which had been provided by MIMGL. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by MIMGL; information concerning MIMGL’s organizational structure and the experience of their key investment management personnel; copies of MIMGL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMGL; and a copy of the Sub-Advisory Agreement.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with their independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreement. This discussion of the information and factors considered by the Board is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent, and quality of the services to be provided by MIMGL, the Board reviewed the services to be provided by MIMGL pursuant to the Sub-Advisory Agreement and as described at the meeting. The Board reviewed materials provided by the MIMGL regarding the experience and qualifications of the personnel who will be responsible for providing services to the Series. The Board also considered relevant performance information provided with respect to MIMGL. In discussing the nature of the services proposed to be provided by MIMGL, it was observed that the Sub-Advisory Agreement will expand the sub-advisory services already provided by MIMGL, to include discretionary investment advisory services and specifically portfolio management by MIMGL’s Global Systematic Investment Team (the “MSI Team”) to implement its Equity Income strategy, subject to DMC’s oversight as the Series’ investment adviser. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by the MIMGL to the Series and its shareholders and was confident in the abilities of MIMGL to provide quality services to the Series and its shareholders.

Investment performance. In regards to the appointment of MIMGL for the Series, the Board reviewed information on prior performance for MIMGL. In evaluating performance, the Board considered that the MSI Team has a history of targeting consistent outperformance through

23

Other Series information (Unaudited)
Delaware VIP® Growth and Income Series

Board consideration of sub-advisory agreement for Delaware VIP® Growth and Income Series at a meeting held November 17-19, 2020 (continued)

systematic strategies and through a multi-factor investment approach to smooth returns. Additionally, the Board had considered its previous approval of MIMGL to provide fully discretionary services to other Delaware Funds.

Sub-advisory fees. The Board considered that DMC would pay MIMGL a sub-advisory fee based on the extent to which MIMGL provides services to the Series as described in the Sub-Advisory Agreement. In considering the appropriateness of the sub-advisory fees, the Board also reviewed and considered the fees in light of the nature, extent, and quality of the sub-advisory services to be provided by MIMGL, as more fully discussed above. The Board noted that the sub-advisory fees are paid by DMC to MIMGL and are not additional fees borne by the Series, and that the management fee paid by the Series to DMC would stay the same at current asset levels. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and MIMGL, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale, and fall-out benefits. Trustees were also given available information on profits being realized by MIMGL in relation to the services being provided to the Series and in relation to MIMGL’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided with, and considered, information on potential fall-out benefits derived or to be derived by MIMGL in connection with its relationship to the Series. The Board considered the potential benefit to DMC and MIMGL of marketing a global approach on the portfolio management of their fixed income investment strategies. The Trustees also noted that economies of scale are shared with the Series and its shareholders through investment management fee breakpoints in DMC’s fee schedule for the Series so that as the Series grows in size, its effective investment management fee rate declines.

24

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

25

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

26

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

27

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

28

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

29

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPGI-221

Delaware VIP® Trust

Delaware VIP Growth Equity Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	5
Security type / sector allocation and top 10 equity holdings	6
Schedule of investments	7
Statement of assets and liabilities	8
Statement of operations	9
Statements of changes in net assets	10
Financial highlights	11
Notes to financial statements	12
Report of independent registered public accounting firm	19
Other Series information	20
Board of trustees / directors and officers addendum	23

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Growth Equity Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Growth Equity Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek long-term growth of capital.

Smith Asset Management Group, L.P. (Smith), a US registered investment advisor, is the sub-advisor to the Series. As sub-advisor, Smith is responsible for day-to-day management of the Series’ assets. Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), has ultimate responsibility for all investment advisory services.

For the fiscal year ended December 31, 2020, Delaware VIP Growth Equity Series (the “Series”) Standard Class shares gained 29.50%. This figure reflects all dividends reinvested. For the same period, the Series’ benchmark, the Russell 1000® Growth Index, advanced 38.49%.

Economic and market fundamentals shifted dramatically during 2020. In January, COVID-19 was not generally perceived as a real threat to the US economy since the coronavirus outbreaks were occurring in China. In late February, however, the first US cases of the virus were documented in California and Washington state. COVID-19 proved to be a threat to US collective health, economy, and by extension, livelihoods and assets. The recession that began in February triggered a 31.5% decline in the Russell 1000 Growth Index by March 23, when the market bottomed out for 2020.

Thanks to unprecedented fiscal and monetary efforts, the recession had run its course by early June. From the bear market lows of March 23 through December 31, 2020, the Russell 1000 Growth Index gained 85%. While the Series’ positioning may have helped dampen downside volatility, it proved too defensive for what has been a dramatic rise by growth stocks.

Source: Bloomberg.

Information technology (IT) was the Series’ absolute and relative leading sector. NVIDIA Corp., inventor of the graphics processing unit, contributed to the Series’ performance as the company benefited from gaming, working and learning from home, and hyperscale demand trends. PayPal Holdings Inc., a provider of electronic payment solutions with a focus on online transactions, also contributed, benefiting from the surge in ecommerce. Cadence Design Systems Inc., an electronic design automation provider, outperformed. Cadence provides chip design software to semiconductor manufacturers in the high-growth areas of cloud computing, artificial intelligence, augmented and virtual reality, autonomous vehicles, 5G, and the industrial Internet of Things (IoT). For the third year in a row, we think Cadence appears on track to achieve its “Rule of 40” target (revenue growth plus operating margin of at least 40%). EPAM Systems Inc., a provider of software product development and digital platform engineering, added to the Series’ performance because of growing demand for business processing outsourcing services. Shares of Adobe Inc., the dominant provider of content creation and digital marketing software tools, outperformed. Another contributor, Zebra Technologies Corp., a manufacturer of automated identification and data capture products such as radio-frequency identification (RFID) and bar code scanners, benefited from a surge in business as a result of barcoding requirements for COVID-19 testing and enterprise customers seeking to digitize and automate workflows using Zebra’s computing, scanning, and printing solutions.

The consumer discretionary sector was the Series’ largest detracting sector for the fiscal year. The Series did not hold Tesla Inc. due to valuation concerns. Amazon.com Inc. detracted from relative performance for the period as a result of its lower average weight in the Series compared to the benchmark.

The Series’ largest individual detractors for the 12-month period were Apple Inc. and the lack of a position in Tesla Inc. The Series held Apple underweight to the benchmark in accordance with the Series’ construction goals of limiting single stock specific risk.

Airline operator Alaska Air Group Inc. detracted from the Series’ relative performance. Alaska Air suffered from a near stoppage of commercial and leisure traffic as a result of the pandemic. Discover Financial Services, a credit card and banking company, underperformed, and we sold the position. The company faced headwinds from the recession because of growing provisioning charges. Dunkin’ Brands Group Inc., the world’s leading franchiser of quick service restaurants with more than 20,000 locations under the Dunkin’ Donuts and Baskin-Robbins brands, also detracted from performance as pandemic-induced store closures pressured shares. Commercial and consumer banking giant Bank of America Corp. underperformed, as Bank of America was not immune to the challenges of narrowing net interest margins and rising loan loss write-offs. We exited the Series’ positions in Alaska Air Group and Bank of America during the fiscal year.

Our investment process centers on our belief in a specific and clearly defined fundamental outcome: Companies that can sustainably grow earnings faster than expected have the potential to outperform over time. We continue to believe that the Series’ holdings have the potential to generate healthy returns since the market typically rewards high-quality earnings and reasonable valuations. A continued recovery from the

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Growth Equity Series

recession of early 2020 should, in our opinion, provide a good foundation for potential earnings growth by the companies that make up the Series’ portfolio. Accordingly, we maintain our focus on what we view as high-quality companies whose earnings we think have the capacity to exceed market expectations.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Growth Equity Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
November 8, 1999)	+29.50%	+15.71%	+16.44%	+14.82%	—
Russell 1000 Growth Index	+38.49%	+22.99%	+21.00%	+17.21%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.80%, while total operating expenses for Standard Class shares were 0.80%. The management fee for Standard Class shares was 0.65%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.80% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Equity securities are subject to price fluctuation and possible loss of principal.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.
____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Growth Equity Series

Performance of a $10,000 investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$48,928
Delaware VIP Growth Equity Series — Standard Class shares	$10,000	$39,824

The graph shows a $10,000 investment in Delaware VIP Growth Equity Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the Russell 1000 Growth Index for the period from December 31, 2010 through December 31, 2020.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

4

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,229.20	0.80%	$4.48
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.11	0.80%	$4.06

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

5

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP Growth Equity Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock◆	98.77%
Communication Services	6.96%
Consumer Discretionary	16.46%
Consumer Staples	4.66%
Financials	6.39%
Healthcare	12.67%
Industrials	9.38%
Information Technology*	41.14%
Materials	1.11%
Short-Term Investments	1.32%
Total Value of Securities	100.09%
Liabilities Net of Receivables and Other
Assets	(0.09% )
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Commercial Services, Computers, Electronics, Office/Business Equipments, Semiconductors, and Software. As of December 31, 2020, such amounts, as a percentage of total net assets, were 4.86%, 12.00%, 4.33%, 3.69%, 2.85%, and 13.41%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentages in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Apple	6.02%
Cadence Design Systems	5.45%
PayPal Holdings	4.86%
Microsoft	4.41%
Amazon.com	4.04%
Alphabet Class A	3.86%
Zebra Technologies Class A	3.69%
Adobe	3.55%
Deckers Outdoor	3.35%
EPAM Systems	3.18%

6

Schedule of investments
Delaware VIP® Trust — Delaware VIP Growth Equity Series

December 31, 2020

	Number
	of shares	Value (US $)
Common Stock — 98.77%◆
Communication Services — 6.96%
Alphabet Class A †	2,340	$4,101,177
Facebook Class A †	12,060	3,294,310
		7,395,487
Consumer Discretionary — 16.46%
Amazon.com †	1,320	4,299,148
AutoZone †	1,760	2,086,374
Deckers Outdoor †	12,410	3,558,940
Lowe’s	14,120	2,266,401
Target	15,341	2,708,147
Tempur Sealy
International †	95,520	2,579,040
		17,498,050
Consumer Staples — 4.66%
Procter & Gamble	13,686	1,904,270
TreeHouse Foods †	23,400	994,266
Walmart	14,258	2,055,291
		4,953,827
Financials — 6.39%
Allstate	21,400	2,352,502
Ameriprise Financial	11,710	2,275,604
JPMorgan Chase & Co.	17,020	2,162,732
		6,790,838
Healthcare — 12.67%
AbbVie	20,610	2,208,361
Eli Lilly and Co.	17,136	2,893,242
Hologic †	36,400	2,651,012
Horizon Therapeutics †	29,330	2,145,490
Merck & Co.	18,100	1,480,580
Thermo Fisher Scientific	4,500	2,096,010
		13,474,695
Industrials — 9.38%
Dover	19,170	2,420,212
EMCOR Group	20,610	1,884,991
Parker-Hannifin	12,050	3,282,540
Rockwell Automation	9,500	2,382,695
		9,970,438
Information Technology — 41.14%
Adobe †	7,550	3,775,906
Apple	48,230	6,399,639
Arrow Electronics †	20,400	1,984,920
Cadence Design Systems †	42,450	5,791,453
EPAM Systems †	9,450	3,386,408
Fortinet †	20,017	2,973,125
II-VI †	34,500	2,620,620
Microsoft	21,100	4,693,062
NVIDIA	5,800	3,028,760
PayPal Holdings †	22,080	5,171,136
Zebra Technologies
Class A †	10,200	3,920,166
		43,745,195
Materials — 1.11%
International Paper	23,800	1,183,336
		1,183,336
Total Common Stock
(cost $63,799,180)		105,011,866

Short-Term Investments — 1.32%
Money Market Mutual Funds — 1.32%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	352,170	352,170
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	352,173	352,173
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	352,173	352,173
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	352,172	352,172
Total Short-Term Investments
(cost $1,408,688)		1,408,688
Total Value of
Securities—100.09%
(cost $65,207,868)		$106,420,554

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

7

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Growth Equity Series

December 31, 2020

Assets:
Investments, at value*	$106,420,554
Dividends receivable	32,034
Receivable for series shares sold	3,806
Other assets	2,044
Total Assets	106,458,438
Liabilities:
Due to custodian	1
Investment management fees payable to affiliates	53,536
Payable for series shares redeemed	46,023
Reports and statements to shareholders expenses payable to non-affiliates	13,310
Accounting and administration fees payable to non-affiliates	12,117
Audit and tax fees payable	5,500
Other accrued expenses	1,064
Dividend disbursing and transfer agent fees and expenses payable to affiliates	661
Accounting and administration expenses payable to affiliates	633
Trustees’ fees and expenses payable	321
Legal fees payable to affiliates	176
Reports and statements to shareholders expenses payable to affiliates	107
Total Liabilities	133,449
Total Net Assets	$106,324,989

Net Assets Consist of:
Paid-in capital	$59,874,079
Total distributable earnings (loss)	46,450,910
Total Net Assets	$106,324,989

Net Asset Value
Standard Class:
Net assets	$106,324,989
Shares of beneficial interest outstanding, unlimited authorization, no par	5,372,344
Net asset value per share	$19.79
____________________
*Investments, at cost	$65,207,868

See accompanying notes, which are an integral part of the financial statements.

8

Statement of operations
Delaware VIP® Trust — Delaware VIP Growth Equity Series

Year ended December 31, 2020

Investment Income:
Dividends	$766,975

Expenses:
Management fees	593,903
Audit and tax fees	55,447
Accounting and administration expenses	54,903
Reports and statements to shareholders expenses	30,551
Dividend disbursing and transfer agent fees and expenses	7,620
Legal fees	5,356
Trustees’ fees and expenses	5,235
Custodian fees	2,833
Registration fees	12
Other	2,262
758,122
Less expenses waived	(28,395)
Less expenses paid indirectly	(680)
Total operating expenses	729,047
Net Investment Income	37,928
Net Realized and Unrealized Gain:
Net realized gain on investments	5,206,210
Net change in unrealized appreciation (depreciation) of investments	19,187,588
Net Realized and Unrealized Gain	24,393,798
Net Increase in Net Assets Resulting from Operations	$24,431,726

See accompanying notes, which are an integral part of the financial statements.

9

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Growth Equity Series

	Year ended
	12/31/20	12/31/19
Increase in Net Assets from Operations:
Net investment income	$37,928	$370,036
Net realized gain	5,206,210	5,687,837
Net change in unrealized appreciation (depreciation)	19,187,588	12,086,317
Net increase in net assets resulting from operations	24,431,726	18,144,190

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(6,063,787)	(5,077,656)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	3,247,892	7,067,713

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,063,787	5,077,656
	9,311,679	12,145,369
Cost of shares redeemed:
Standard Class	(13,317,004)	(6,878,222)
Increase (decrease) in net assets derived from capital share transactions	(4,005,325)	5,267,147
Net Increase in Net Assets	14,362,614	18,333,681

Net Assets:
Beginning of year	91,962,375	73,628,694
End of year	$106,324,989	$91,962,375

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights
Delaware VIP® Growth Equity Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$16.53	$14.14	$15.87	$13.37	$13.98

Income (loss) from investment operations
Net investment income[2]	0.01	0.07	0.05	0.06	0.08
Net realized and unrealized gain (loss)	4.39	3.28	(0.57)	3.97	0.36
Total from investment operations	4.40	3.35	(0.52)	4.03	0.44

Less dividends and distributions from:
Net investment income	(0.07)	(0.05)	(0.06)	(0.08)	(0.09)
Net realized gain	(1.07)	(0.91)	(1.15)	(1.45)	(0.96)
Total dividends and distributions	(1.14)	(0.96)	(1.21)	(1.53)	(1.05)

Net asset value, end of period	$19.79	$16.53	$14.14	$15.87	$13.37
Total return[3]	29.50% [4]	24.35% [4]	(3.79% )	32.80%	4.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$106,325	$91,962	$73,629	$69,829	$52,433
Ratio of expenses to average net assets[5]	0.80%	0.82%	0.81%	0.81%	0.83%
Ratio of expenses to average net assets prior to fees waived[5]	0.83%	0.84%	0.81%	0.81%	0.83%
Ratio of net investment income to average net assets	0.04%	0.43%	0.34%	0.40%	0.61%
Ratio of net investment income to average net assets prior to
fees waived	0.01%	0.41%	0.34%	0.40%	0.61%
Portfolio turnover	37%	45%	31%	52%	64%

[1]	On October 4, 2019, the First Investors Life Series Select Growth Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Select Growth Fund shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth Equity Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Growth Equity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Select Growth Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

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The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $680 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.80% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Smith Asset Management Group, L.P. (Smith) furnishes investment sub-advisory services to the Series. For these services, DMC, not the Series, pays Smith a fee, which is based on 0.20% of the aggregate average daily net assets of the Series and Delaware Growth Equity Fund.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $7,121 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $6,853 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $3,113 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth Equity Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.
____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$33,863,492
Sales	44,777,740

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$65,208,334
Aggregate unrealized appreciation of investments	$41,691,756
Aggregate unrealized depreciation of investments	(479,536)
Net unrealized appreciation of investments	$41,212,220

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are

14

comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

Level 1
Securities
Assets:
Common Stock	$105,011,866
Short-Term Investments	1,408,688
Total Value of Securities	$106,420,554

During the year ended December 31, 2020, there were no transfers between into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$371,036	$275,771
Long-term capital gains	5,692,751	4,801,885
Total	$6,063,787	$5,077,656

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$59,874,079
Undistributed ordinary income	36,928
Undistributed long-term capital gains	5,201,762
Unrealized appreciation of investments	41,212,220
Net assets	$106,324,989

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth Equity Series

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	184,340	467,704
Shares issued upon reinvestment of dividends and distributions:
Standard Class	432,819	336,714
	617,159	804,418
Shares redeemed:
Standard Class	(808,448)	(447,536)
Net increase (decrease)	(191,289)	356,882

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored

16

enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests in growth stocks, which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2020, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth Equity Series

11. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Growth Equity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Growth Equity Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Select Growth Fund (subsequent to reorganization, known as Delaware VIP Growth Equity Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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Other Series information (Unaudited)
Delaware VIP® Growth Equity Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	93.88%
(B) Ordinary Income Distributions (Tax Basis)	6.12%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends[1]	100.00%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on the Series’ ordinary income distributions.
[1] Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Growth Equity Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreement for Delaware VIP Growth Equity Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreement with Smith Asset Management Group, L.P. (“Smith”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

20

Nature, extent, and quality of services. The Board considered the services provided by Smith to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of Smith and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by Smith.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5- and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Broadridge currently classifies the Series as a multi-cap core fund. However, Management believes that, after implementing strategy changes in connection with the acquisition of the Series in October 2019, it would be more appropriate to include the Series in the multi-cap growth funds category. Accordingly, the Broadridge report prepared for the Series compares the Series’ performance to two separate Performance Universes – one consisting of the Series and all multi-cap core funds underlying variable insurance products, and the other, consisting of the Series and all multi-cap growth funds underlying variable insurance products. When compared to multi-cap core funds, the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. When compared to multi-cap growth funds, the Broadridge report comparison showed that the Series’ total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5- year periods was in the third quartile and the Series’ total return for the 10-year period was in the second quartile of its Performance Universe. The Board observed that Series’ performance results were mixed. In evaluating the Series’ performance, the Board considered that much of the Series’ underperformance preceded Management’s acquisition of the Series in October 2019. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

When compared to other multi-cap core funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. When compared to other multi-cap growth funds, the expense comparisons for the Series showed that the actual management fee was in the quartile with the highest expenses of the Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective, when compared to other multi-cap core funds. In evaluating total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

21

Other Series information (Unaudited)
Delaware VIP® Growth Equity Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Growth Equity Series at a meeting held August 11-13, 2020 (continued)

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by Smith in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by Smith in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

22

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

23

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

24

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

25

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

26

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

27

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPGE-221

Delaware VIP® Trust

Delaware VIP International Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	2
Disclosure of Series expenses	4
Security type / country and sector allocations	5
Schedule of investments	6
Statement of assets and liabilities	8
Statement of operations	9
Statements of changes in net assets	10
Financial highlights	11
Notes to financial statements	13
Report of independent registered public accounting firm	23
Other Series information	24
Board of trustees / directors and officers addendum	27

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® International Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP International Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek long-term capital growth.

For the fiscal year ended December 31, 2020, Delaware VIP International Series (the “Series”) Standard Class shares gained 7.16%. This figure reflects all distributions reinvested. For the same period, the Series’ benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index, gained 7.82% (net) and 8.28% (gross).

In the beginning of 2020, international markets started to realize the effects of the COVID-19 pandemic, fell sharply, and marked a bottom toward the end of March 2020. The pandemic crisis negatively affected the global economic system as consumers and companies went into lockdown, and the global economy experienced the most significant disruptions since World War II.

Digesting the pandemic’s evolution, international equity market investors changed direction following the selloff. The fast, steep decline in the first quarter of 2020 was followed by a notable rebound in the second quarter, fueled by unprecedented fiscal and monetary stimulus. In November, Joe Biden’s victory in the contentious US presidential election and news about the COVID-19 vaccine’s 90-95% efficacy rate further helped the market rebound.

The portfolio management team invests with a long-term business owner mindset. Our research is focused on how well we think a company can deploy its capital and redeploy retained earnings. Therefore, the Series’ portfolio is built bottom-up (security-by-security) by selecting company stocks based on quantitative insights and qualitative assessments.

We use a portfolio management tool and risk model to analyze what we view as the various contributors and detractors for the Series’ performance against its benchmark. For the year ended December 31, 2020, active country and region weights had a positive effect on performance. The Series’ overweight in Denmark and underweight in the United Kingdom relative to its benchmark were positive.

Our active sector weights had a mixed effect on returns. The Series’ underweights to financials and energy and an overweight to healthcare relative to the benchmark contributed to a positive sector effect. The Series’ underweight in information technology detracted from performance.

In terms of individual holdings, three of the largest contributors to active performance were Dutch food retailer Koninklijke Ahold Delhaize NV, Danish multinational pharmaceutical company Novo Nordisk A/S, and German sportswear manufacturer adidas AG.

In general, food retailers got a boost in sales, especially those offering online groceries amid the COVID-19 outbreak. Ahold Delhaize was no exception, having a bumper first half of the year firing on all cylinders. Sales in the first half of the year jumped 14%, underpinned by spiking online sales as social distancing and stay-at-home mandates led to a substantial rise in consumers’ buying their groceries online.

During the fiscal year, Novo Nordisk rose steadily, buoyed by positive earnings reports.

The strong execution to reinvigorate its business and expand its margin propelled adidas, a long-term holding in the Series and a strong contributor to portfolio returns in 2020. The shares strongly rebounded in March.

Conversely, three of the largest detractors from performance during the fiscal year were three companies based in France: facilities management company Sodexo S.A., multinational food products corporation Danone S.A., and multinational telecommunications corporation Orange S.A.

Sodexo suffered disproportionally from the effects of the coronavirus; facility servicing and restaurants have faced strong headwinds due to lockdowns in most of Sodexo’s markets.

Danone delivered a soft first half, in contrast with other food companies that enjoyed tailwinds from the eat-at-home trend. The Achilles’ heel for Danone was its Waters business.

A lack of equipment sales due to the closure of three-quarters of its European stores negatively affected Orange. The decline in roaming revenues due to people not traveling during government lockdowns also negatively affected its balance sheet.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.     1

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP International Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
April 16, 1990)	+7.16%	+5.55%	+8.41%	+7.50%	—
Service Class shares (commenced operations on
December 14, 2020)	—	—	—	—	+1.16%
MSCI EAFE Index (net)	+7.82%	+4.28%	+7.45%	+5.51%	—
MSCI EAFE Index (gross)	+8.28%	+4.79%	+7.97%	+6.00%	—

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares and Service Class shares of the Series were 0.86% and 1.16%, respectively, while total operating expenses for Standard Class and Service Class shares were 1.01% and 1.31%, respectively. The management fee for Standard Class and Service Class shares was 0.85%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.86% of the Series’ average daily net assets for the Standard Class and 1.16% for the Service Class from January 1, 2020 through December 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Equity securities are subject to price fluctuation and possible loss of principal.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

2

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

“Non-diversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.
____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through December 11, 2021.

Performance of a $10,000 investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
Delaware VIP International Series — Standard Class shares	$10,000	$20,608
MSCI EAFE Index (gross)	$10,000	$17,912
MSCI EAFE Index (net)	$10,000	$17,096

The graph shows a $10,000 investment in Delaware VIP International Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the MSCI EAFE Index for the period from December 31, 2010 through December 31, 2020. The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

3

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,170.40	0.88%	$4.80
Service Class**	1,000.00	1,011.60	2.31%	1.14
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.71	0.88%	$4.47
Service Class**	1,000.00	1,013.52	2.31%	1.14

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.
**	The Service Class shares commenced operations on December 14, 2020. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during the period for “Actual” are equal to the Service Class annualized expense ratio, multiplied by 18/366 (to reflect the actual days since inception).

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests, including exchange-traded funds. The table above does not reflect the expenses of the Underlying Funds.

4

Security type / sector and country allocations
Delaware VIP® Trust — Delaware VIP International Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / country	of net assets
Common Stock by Country	98.29%
Denmark	5.59%
France	22.72%
Germany	11.25%
Japan	16.96%
Netherlands	4.13%
Sweden	8.86%
Switzerland	16.04%
United Kingdom	12.74%
Exchange-Traded Funds	1.42%
Short-Term Investments	0.20%
Total Value of Securities	99.91%
Receivables and Other Assets Net of
Liabilities	0.09%
Total Net Assets	100.00%

Percentage
Common stock by sector ◆	of net assets
Communication Services	11.85%
Consumer Discretionary	15.04%
Consumer Staples*	34.59%
Health Care	17.16%
Industrials	11.43%
Information Technology	2.10%
Materials	6.12%
Total	98.29%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Consumer Staples sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of Beverages, Cosmetics/Personal Care, Food, and Retail. As of December 31, 2020, such amounts, as a percentage of total net assets, were 9.28%, 3.54%, 20.02%, and 1.74%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentages in the Consumer Staples sector for financial reporting purposes may exceed 25%.

5

Schedule of investments
Delaware VIP® Trust — Delaware VIP International Series

December 31, 2020

	Number
	of shares	Value (US $)
Common Stock – 98.29%Δ
Denmark – 5.59%
Novo Nordisk Class B	173,500	$12,103,217
		12,103,217
France – 22.72%
Air Liquide	80,680	13,232,045
Danone	183,880	12,076,485
Orange	536,550	6,380,406
Publicis Groupe	219,270	10,918,430
Sodexo	77,340	6,540,073
		49,147,439
Germany – 11.25%
adidas AG †	22,820	8,302,029
Fresenius Medical Care AG
& Co.	137,700	11,482,444
SAP	35,140	4,551,290
		24,335,763
Japan – 16.96%
Asahi Group Holdings	141,400	5,823,166
Kao	44,300	3,422,450
KDDI	280,900	8,328,758
Kirin Holdings	117,500	2,774,527
Lawson	80,900	3,764,766
Secom	32,700	3,016,631
Seven & i Holdings	270,200	9,567,943
		36,698,241
Netherlands – 4.13%
Koninklijke Ahold Delhaize	316,330	8,930,733
		8,930,733
Sweden – 8.86%
Essity Class B	132,000	4,252,932
Hennes & Mauritz
Class B †	239,680	5,031,378
Securitas Class B	613,330	9,895,226
		19,179,536
Switzerland – 16.04%
Nestle	107,730	12,734,905
Roche Holding	38,900	13,548,814
Swatch Group	30,950	8,413,547
		34,697,266
United Kingdom – 12.74%
Diageo	291,600	11,476,399
G4S †	3,405,000	11,817,785
Next †	44,050	4,268,491
		27,562,675
Total Common Stock
(cost $192,963,403)		212,654,870

Exchange-Traded Funds – 1.42%
iShares MSCI EAFE ETF	2,150	156,864
Vanguard FTSE Developed
Markets ETF	61,740	2,914,745
Total Exchange-Traded Funds
(cost $2,646,106)		3,071,609

Short-Term Investments – 0.20%
Money Market Mutual Funds – 0.20%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	106,361	106,361
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	106,361	106,361
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	106,362	106,362
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	106,362	106,362
Total Short-Term Investments
(cost $425,446)		425,446
Total Value of
Securities–99.91%
(cost $196,034,955)		$216,151,925

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 5 in “Security type / country and sector allocations.”
†	Non-income producing security.

6

The following foreign currency exchange contracts were outstanding at December 31, 2020:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	EUR	(44,584)	USD	54,762	1/4/21	$289	$—
BNYM	EUR	(100,190)	USD	122,771	1/5/21	355	—
BNYM	JPY	(19,717,933)	USD	190,284	1/4/21	—	(690)
BNYM	SEK	8,304,802	USD	(1,013,485)	1/4/21	—	(4,032)
Total Foreign Currency Exchange Contracts						$644	$(4,722)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

[1]	See Note 9 in “Notes to financial statements.”

Summary of abbreviations:
AG – Aktiengesellschaft
BNYM – Bank of New York Mellon
EAFE – Europe, Australasia, and Far East
ETF – Exchange-Traded Fund
FTSE – Financial Times Stock Exchange
GS – Goldman Sachs
MSCI – Morgan Stanley Capital International

Summary of currencies:
EUR – European Monetary Unit
JPY – Japanese Yen
SEK – Swedish Krona
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

7

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP International Series

December 31, 2020

Assets:
Investments, at value*	$216,151,925
Foreign currencies, at valueΔ	335,201
Receivable for securities sold	367,829
Dividends receivable	116,178
Foreign tax reclaims receivable	600,996
Receivable for series shares sold	42,289
Unrealized appreciation on foreign currency exchange contracts	644
Securities lending income receivable	55
Other assets	4,904
Total Assets	217,620,021
Liabilities:
Due to custodian	4,353
Payable for securities purchased	1,009,383
Investment management fees payable to affiliates	154,598
Other accrued expenses	53,178
Payable for series shares redeemed	34,931
Unrealized depreciation on foreign currency exchange contracts	4,722
Legal fees payable to affiliates	1,698
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,365
Accounting and administration expenses payable to affiliates	1,285
Trustees’ fees and expenses payable	662
Reports and statements to shareholders expenses payable to affiliates	217
Distribution fees payable to affiliates	195
Total Liabilities	1,266,587
Total Net Assets	$216,353,434

Net Assets Consist of:
Paid-in capital	$190,180,908
Total distributable earnings (loss)	26,172,526
Total Net Assets	$216,353,434

Net Asset Value
Standard Class:
Net assets	$215,577,519
Shares of beneficial interest outstanding, unlimited authorization, no par	11,252,291
Net asset value per share	$19.16
Service Class:
Net assets	$775,915
Shares of beneficial interest outstanding, unlimited authorization, no par	40,514
Net asset value per share	$19.15
____________________
* Investments, at cost	$196,034,955
Δ Foreign currencies, at cost	331,976

See accompanying notes, which are an integral part of the financial statements.

8

Statement of operations
Delaware VIP® Trust — Delaware VIP International Series

Year ended December 31, 2020

Investment Income:
Dividends	$4,007,477
Foreign tax withheld	(501,103)
3,506,374

Expenses:
Management fees	1,301,496
Distribution expenses — Service Class	114
Audit and tax fees	85,699
Accounting and administration expenses	66,481
Custodian fees	43,402
Reports and statements to shareholders expenses	41,952
Legal fees	23,574
Dividend disbursing and transfer agent fees and expenses	12,758
Trustees’ fees and expenses	8,784
Registration fees	2,586
Other	9,415
1,596,261
Less expenses waived	(264,556)
Less expenses paid indirectly	(1)
Total operating expenses	1,331,704
Net Investment Income	2,174,670
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,081,695
Foreign currencies	81,917
Foreign currency exchange contracts	(110,863)
Net realized gain	4,052,749
Net change in unrealized appreciation (depreciation) of:
Investments	4,743,147
Foreign currencies	60,349
Foreign currency exchange contracts	(3,863)
Net change in unrealized appreciation (depreciation)	4,799,633
Net Realized and Unrealized Gain	8,852,382
Net Increase in Net Assets Resulting from Operations	$11,027,052

See accompanying notes, which are an integral part of the financial statements.

9

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP International Series

	Year ended
	12/31/20	12/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,174,670	$1,207,771
Net realized gain	4,052,749	38,346,768
Net change in unrealized appreciation (depreciation)	4,799,633	(4,742,906)
Net increase in net assets resulting from operations	11,027,052	34,811,633

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(39,329,063)	(14,342,500)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	1,865,400	3,072,061
Service Class	149	—
Net assets from merger:[1]
Standard Class	52,402,687	—
Service Class	762,678	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	39,329,063	14,342,500
	94,359,977	17,414,561
Cost of shares redeemed:
Standard Class	(15,913,724)	(13,922,284)
Service Class	(367)	—
	(15,914,091)	(13,922,284)
Increase in net assets derived from capital share transactions	78,445,886	3,492,277
Net Increase in Net Assets	50,143,875	23,961,410

Net Assets:
Beginning of year	166,209,559	142,248,149
End of year	$216,353,434	$166,209,559

[1]	See Note 7 in the “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

10

Financial highlights
Delaware VIP® International Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$25.00	$22.08	$26.57	$20.22	$21.38

Income (loss) from investment operations
Net investment income[2]	0.27	0.18	0.21	0.22	0.27
Net realized and unrealized gain (loss)	—	4.97	(3.29)	6.38	(1.17)
Total from investment operations	0.27	5.15	(3.08)	6.60	(0.90)

Less dividends and distributions from:
Net investment income	—	(0.19)	(0.21)	(0.25)	(0.26)
Net realized gain	(6.11)	(2.04)	(1.20)	—	—
Total dividends and distributions	(6.11)	(2.23)	(1.41)	(0.25)	(0.26)

Net asset value, end of period	$19.16	$25.00	$22.08	$26.57	$20.22
Total return[3]	7.16% [4]	24.91% [4]	(12.16% )	32.96%	(4.20% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$215,577	$166,210	$142,248	$160,128	$124,439
Ratio of expenses to average net assets[5]	0.87%	0.83%	0.86%	0.84%	0.87%
Ratio of expenses to average net assets prior to fees waived[5]	1.04%	0.87%	0.86%	0.84%	0.87%
Ratio of net investment income to average net assets	1.44%	0.75%	0.84%	0.90%	1.28%
Ratio of net investment income to average net assets prior to
fees waived	1.27%	0.71%	0.84%	0.90%	1.28%
Portfolio turnover	16%	144% [6]	50%	29%	37%

[1]	On October 4, 2019, the First Investors Life Series International Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series International Fund shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

11

Financial highlights
Delaware VIP® International Series Service Class

Selected data for each share of the Series outstanding throughout the period were as follows:

12/14/20[1]
to
12/31/20
Net asset value, beginning of period	$18.93

Income from investment operations
Net investment income[2]	— [3]
Net realized and unrealized gain	0.22
Total from investment operations	0.22

Net asset value, end of period	$19.15
Total return[4]	1.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$776
Ratio of expenses to average net assets[5]	1.16%
Ratio of expenses to average net assets prior to fees waived[5]	1.33%
Ratio of net investment income to average net assets	0.27%
Ratio of net investment income to average net assets prior to fees waived	0.10%
Portfolio turnover	16% [6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $0.005 per share.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	Portfolio turnover is representative of the Series for the entire period.

See accompanying notes, which are an integral part of the financial statements.

12

Notes to financial statements
Delaware VIP® Trust — Delaware VIP International Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP International Series (Series). The Trust is an open-end investment company. The Series is considered non-diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series International Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

13

Notes to financial statements
Delaware VIP® Trust — Delaware VIP International Series

1. Significant Accounting Policies (continued)

Underlying Funds — The Series may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Series may invest include ETFs. The Series will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no earnings credits for the year ended December 31, 2020.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.85% on the first $500 million of average daily net assets of the Series, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and

14

liquidations), do not exceed 0.86% of the Series’ average daily net assets for the Standard Class and 1.16% for the Service Class from January 1, 2020 through December 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $9,413 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $11,484 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $9,842 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.
____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through December 11, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$24,702,076
Sales	36,671,905

15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP International Series

3. Investments (continued)

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$196,644,568
Aggregate unrealized appreciation of investments and derivatives	$36,455,891
Aggregate unrealized depreciation of investments and derivatives	(16,952,612)
Net unrealized appreciation of investments	$19,503,279

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Total
Securities
Assets:
Common Stock
Denmark	$—	$12,103,217	$12,103,217
France	49,147,439	—	49,147,439
Germany	—	24,335,763	24,335,763
Japan	—	36,698,241	36,698,241
Netherlands	8,930,733	—	8,930,733
Sweden	—	19,179,536	19,179,536
Switzerland	—	34,697,266	34,697,266

16

	Level 1	Level 2	Total
United Kingdom	$27,562,675	$—	$27,562,675
Exchange-Traded Funds	3,071,609	—	3,071,609
Short-Term Investments	425,446	—	425,446
Total Value of Securities	$89,137,902	$127,014,023	$216,151,925

Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$644	$644
Liabilities:
Foreign Currency Exchange Contracts	$—	$(4,722)	$(4,722)

[1]	Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

As a result of utilizing international fair value pricing at December 31, 2020, the majority of the common stock in the portfolio was categorized as Level 2.

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$10,294,184	$1,247,879
Long-term capital gains	29,034,879	13,094,621
Total	$39,329,063	$14,342,500

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$190,180,908
Undistributed ordinary income	3,774,082
Undistributed long-term capital gains	2,895,165
Unrealized appreciation (depreciation) of investments and foreign
currencies	19,503,279
Net assets	$216,353,434

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of forward currency contracts.

17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP International Series

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results are primarily due to the tax treatment of wash sales due to merger. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series recorded the following reclassification:

Paid-in capital	$213,999
Total distributable earnings (loss)	(213,999)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	99,447	132,352
Service Class	8	—
Shares from merger:
Standard Class	2,784,415	—
Service Class	40,525	—
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,563,824	662,471
	5,488,219	794,823
Shares redeemed:
Standard Class	(844,249)	(587,301)
Service Class	(19)	—
	(844,268)	(587,301)
Net increase	4,643,951	207,522

7. Reorganization

On August 12, 2020, the Board approved a proposal to reorganize Delaware VIP International Value Equity Series (the “Acquired Series”) with and into Delaware VIP International Series (the “Acquiring Series”), both a series of the Trust (the “Reorganization”). Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of the Acquired Series were acquired by the Acquiring Series, and (ii) the Trust, on behalf of the Acquiring Series, assumed the liabilities of the Acquired Series, in exchange for shares of the Acquiring Series. In accordance with the Plan, the Acquired Series liquidated and dissolved following the Reorganization. The purpose of the transaction was to allow shareholders of the Acquired Series to own shares of a Series with a similar investment objective and style as, and potentially lower net expenses than the Acquired Series. The reorganization was accomplished by a tax-free exchange of shares on December 11, 2020. For financial reporting purposes, assets received and shares issued by the Acquiring Series were recorded at fair value; however, the cost basis of the investments received from the Acquired Series was carried forward to align ongoing reporting of the Acquiring Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The cost and market value of the investments of the Acquired Series as of the close of business on December 11, 2020 were $49,563,546 and $52,930,410, respectively.

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The share transactions associated with the merger are as follows:

	Acquired	Acquired Series	Shares Converted
	Series Net	Shares	to Acquiring	Acquiring Series	Conversion
	Assets	Outstanding	Series	Net Assets	Ratio
Service Class	762,678	64,723	40,525	19	0.626
Standard Class	52,402,687	4,440,863	2,784,415	160,177,098	0.627

The net assets of the Acquiring Series before the Reorganization were $160,177,117. The net assets of the Acquiring Series immediately following the Reorganization were $213,342,482.

Assuming the Reorganization had been completed on January 1, 2020, the Acquiring Series’ pro forma results of operations for the year ended December 31, 2020, would have been as follows:

Net investment income	$2,725,182
Net realized gain on investments	4,562,888
Net change in unrealized appreciation	6,238,402
Net increase in net assets resulting from operations	$13,526,472

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Series that have been included in the Acquiring Series’ Statement of Operations since the Reorganization was consummated on December 11, 2020.

8. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

19

Notes to financial statements
Delaware VIP® Trust — Delaware VIP International Series

9. Derivatives (continued)

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended December 31, 2020, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

During the year ended December 31, 2020, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

The table below summarizes the average balance of derivative holdings by the Series during the year ended December 31, 2020:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$83,889	$138,761

10. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At December 31, 2020, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Gross Value of
				Gross Value of	Derivative
Counterparty				Derivative Asset	Liability	Net Position
The Bank of New York Mellon				$644	$(4,722)	$(4,078)

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
The Bank of New York Mellon	$(4,078)	$—	$—	$—	$—	$(4,078)

(a)	The value of the related collateral exceeded the value of the derivatives as of December 31, 2020, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

20

11. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

12. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

21

Notes to financial statements
Delaware VIP® Trust — Delaware VIP International Series

12. Credit and Market Risk (continued)

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 30, 2020, there were no Rule 144A securities held by the Series.

13. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

14. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

22

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP International Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP International Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Class Name	Financial Highlights
Standard Class	For the years ended December 31, 2020 and 2019
Service Class	For the period from December 14, 2020 (commencement
of operations) through December 31, 2020

The financial statements of First Investors Life Series International Fund (subsequent to reorganization, known as Delaware VIP International Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

23

Other Series information (Unaudited)
Delaware VIP® International Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	73.83%
(B) Ordinary Income Distributions (Tax Basis)	26.17%
Total Distributions (Tax Basis)	100.00%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $299,920. The gross foreign source income earned during the fiscal year 2020 by the Series was $3,955,490.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP International Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP International Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

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Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all international large-cap growth funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the second quartile of its Performance Universe and the Series’ total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

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Other Series information (Unaudited)
Delaware VIP® International Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP International Series at a meeting held August 11-13, 2020 (continued)

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

26

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

27

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

28

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

29

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

30

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

31

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPINT-221

Delaware VIP® Trust

Delaware VIP Investment Grade Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	6
Security type / sector allocation	7
Schedule of investments	8
Statement of assets and liabilities	14
Statement of operations	15
Statements of changes in net assets	16
Financial highlights	17
Notes to financial statements	19
Report of independent registered public accounting firm	27
Other Series information	28
Board of trustees / directors and officers addendum	31

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Investment Grade Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Investment Grade Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek to generate a maximum level of income consistent with investment primarily in investment grade debt securities.

For the fiscal year ended December 31, 2020, Delaware VIP Investment Grade Series (the “Series”) Standard Class shares gained 11.91%. The Series’ Service Class shares advanced 11.57%. Both figures reflect all dividends reinvested. For the same period, the Series’ benchmark, the Bloomberg Barclays US Corporate Investment Grade Index, gained 9.89%.

The year 2020 ended as one of the most historic periods for investment grade credit and risk markets in general. Before the COVID-19 pandemic became the central theme in virtually all aspects of market conditions and life in general, global risk markets enjoyed a tailwind generated by declining interest rates and the de-escalation of trade tension as the United States and China reached a Phase 1 agreement. The US economy was doing well. In the first six weeks of 2020, the Federal Reserve Bank of Atlanta pegged real-time gross domestic product (GDP) growth at 2.5%.

This all came undone in the third week of February, as investors suddenly realized that the coronavirus that had been spreading in China posed significant risks to global health and economies. Credit and equity markets began a precipitous selloff, with the S&P 500® Index shedding more than 30% in just one month. And as if one global crisis or black swan event wasn’t enough, in early March, midway through the coronavirus-induced selloff, Russia and Saudi Arabia began an oil-price war that sent energy markets reeling. At one point, oil prices went briefly negative on the spot market. With revenues and earnings in freefall, credit rating agencies added fuel to the fire, quickly and proactively downgrading companies, based on just a three-month forward window. This somewhat perfect storm came just a week before the US shut down much of its economic activity. The effect on the US economy was devastating. The shutdown destroyed demand for virtually everything but the absolute necessities. In early June, the Atlanta Fed pegged real-time GDP growth at -54%, arguably worse than the Great Depression.

The US government’s response was immediate. Unlike during the 2008-2009 recession, when it took months for policy makers to intervene, both the US Federal Reserve and lawmakers acted swiftly. In March, the Fed cut interest rates twice in historic back-to-back intermeeting moves, cutting rates 125 basis points and rapidly reducing the target range down to 0.00%-0.25%. (One basis point is a hundredth of a percentage point.) Then in April, the Fed announced $2.3 trillion in monetary stimulus, unprecedented in its size and scope. Congress quickly followed suit on the fiscal side with a $600 weekly unemployment extension and the Payroll Protection Program. At the same time, the Fed introduced additional measures to ensure that markets would remain functional and viable, including government purchases of Treasurys and agency mortgage-backed securities (MBS), expansion and creation of lending facilities targeting asset backed securities (ABS), money market funds, and commercial paper. But most importantly for credit markets, this also included two programs to support large employers – a Primary Market Corporate Credit Facility (PMCCF) for new bond and loan issuance, and a Secondary Market Corporate Credit Facility (SMCCF) to provide liquidity for outstanding corporate bonds. The SMCCF was expanded several weeks later to include “fallen angels,” investment grade bonds that have been reduced to junk status, and high yield exchange-traded funds (ETFs), with conditions, marking a historic foray into high yield corporate debt markets for the US government. Other central banks and governments implemented similar policies and programs globally. These concerted efforts helped risk assets quickly recover and credit underwent a monumental and rapid rebound in the second quarter of 2020.

Demand for corporate credit was strong as the Series’ fiscal year began. Domestic investors were the principal drivers, as they sought yield in an environment that included an economic slowdown that had taken hold outside the US and the US-China trade dispute. That demand evaporated during the coronavirus-induced selloff but came back sharply when the Fed intervened. Foreign investors flowed into the market as well, as lower interest rates and the Fed’s dollar swap lines provided cheaper access to US dollars. Demand for corporate credit remained notably strong throughout the rest of the Series’ fiscal year, despite several headwinds as COVID-19 cases surged around the globe and election uncertainty in the US created uncertainty for investors.

Heavy supply met the demand for corporate credit. Seemingly every company that could do so took advantage of these market technical trends (supply-demand imbalance) to issue new debt. Investment grade supply totaled more than $1.9 trillion for the year, up 58% from the prior year and reached the $1 trillion mark at the fastest pace in history at just 139 days. Over the past five years, the $1 trillion level has not been typically reached until September/October. We think a significant decline in supply, on both gross and net basis, is likely in 2021, as investment grade issuers are reaching debt capacity limits with record cash hoards accumulated during the height of the crisis and refinance activity has pushed out maturity walls, thus minimizing the need for significant issuance. Expectations are calling for roughly $1.2 trillion of gross supply with several segments in industrials projected to experience significant declines, a strong positive technical for those sectors and the overall credit market. And with depressed global yields still at record lows and foreign-exchange (FX) hedging costs favorable, demand trends from foreign investors should remain strong for the near term, supporting the search for yield theme, in our opinion.

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Investment Grade Series

Sources: Bloomberg, Bank of America.

As prices compressed during the pandemic-induced selloff, several of the Series’ holdings, particularly in the energy sector, lost their investment grade rating and became fallen angels. We held on to several of the Series’ holdings from survivor-type companies whose bonds had plunged into the 50 cents on the dollar range. Over the course of the next few weeks, we sold those bonds in the $75 to low-$80 range, enabling us to restore some of the Series’ value.

The Series’ exposure to high yield bonds, roughly 7% on average, consisted of mostly BB-rated securities, mainly subordinated financials, or more defensive BB-rated issuers. That out-of-index exposure impaired performance in the first quarter of 2020, which resulted in a drag over the entire fiscal year despite the strong rebound in high yield after the Fed’s intervention. Currently, however, we remain comfortable seeking outperformance in that market segment.

On a sector basis, communications, energy, and electric utilities were the leading contributors to the Series’ performance. As a sector offering high-demand products and services in a pandemic environment, communications performed well, even during the worst days of the crisis.

Specifically within communications, T-Mobile USA Inc. and Verizon Communications Inc. were standout contributors. T-Mobile has improved credit fundamentals over the year as it gains market share and continued to unlock synergies from the Sprint acquisition completed earlier in the year, in our opinion. Verizon continued to focus on delivering in 2020 and improving its balance sheet. In fact, Verizon was among the first issuers to come back to the market after the selloff, helped in part by its defensive profile in which wireless communications are critical. Additionally, we believe its high-quality network differentiates its service from that of its peers.

Even though the energy sector was highly distressed in the first quarter of 2020, our credit selection was favorable. The Series owned Noble Energy Inc., an independent oil and natural gas exploration company. Chevron Corp. announced in July that it would acquire Noble Energy – a case of a AA-rated issuer acquiring a BBB-rated issuer that allowed Noble’s bonds to perform strongly and significantly contribute to the Series’ performance.

Electric utilities, which are generally a defensive and longer duration sector that benefits when interest rates are falling, also contributed to the Series’ performance during the period. While demand softened overall, in this environment utilities saw increased demand in residential markets, where earnings did not decline as much as other markets. We believed utilities offered value for a relatively defensive sector, and we found value in electric issuers that came to the investment grade market shortly after credit markets began to rebound in March.

The basic materials, finance companies, and consumer noncyclical sectors detracted the most from the Series’ performance during the fiscal period. Within basic materials, the Series owned Teck Resources Ltd., a BBB-minus rated credit that had been on the path to fundamental improvement prior to the selloff. The economic shutdown severely affected its iron ore mining business and we exited the position. The Series also owned BHP Billiton Finance (USA) Ltd., another iron ore and copper producer, and this hybrid security was hurt as spreads widened.

The Series’ allocation to finance companies (in particular, aircraft lessors) was a drag on performance due to the adverse effect that COVID-19 had on air travel. Despite the drawdown in the period, we continue to overweight this part of the market given what we consider to be attractive valuations and post-pandemic supply-demand fundamentals. In noncyclicals, the Series underperformed due to its large underweight to the sector. This is generally a defensive sector that does not offer investors much of a reward; however, the sector performed better than we had expected.

In the second half of the Series’ fiscal year, we added to its overweight positioning in BB-rated credit. These securities carry a bit more yield than their investment grade counterparts and for the most part are in sectors that we consider to have defensive characteristics. The Series began the period with a roughly 5% allocation to high yield and ended at 10%, with most of its allocation BB-rated. Since the Fed moved into credit markets to limit downside risk, we became more comfortable adding stable BB-rated issuers that offer incremental yield. Essentially, our allocation story remains the same heading into 2021, with an overweight to securities rated BBB and BB.

During the fiscal year, the Series did not use derivatives.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Investment Grade Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
January 7, 1992)	+11.91%	+7.28%	+6.24%	+5.28%	—
Service Class shares (commenced operations on
October 31, 2019)	+11.57%	—	—	—	+10.18%
Bloomberg Barclays US Corporate Investment Grade Index	+9.89%	+7.06%	+6.74%	+5.63%	—

Returns reflect the reinvestment of all distributions. Please see page 5 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares and Service Class shares of the Series were 0.69% and 0.99%, respectively, while total operating expenses for Standard Class and Service Class shares were 0.73% and 1.03%, respectively. The management fee for Standard Class and Service Class shares was 0.50%.The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.69% of the Series’ average daily net assets for the Standard Class and 0.99% for the Service Class from January 1, 2020 through December 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on page 5.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Investment Grade Series

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

4

Performance of a $10,000 investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
Bloomberg Barclays US Corporate Investment Grade Index	$10,000	$17,294
Delaware VIP Investment Grade Series — Standard Class shares	$10,000	$16,732

The graph shows a $10,000 investment in Delaware VIP Investment Grade Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the Bloomberg Barclays US Corporate Investment Grade Index for the period from December 31, 2010 through December 31, 2020.

The Bloomberg Barclays US Corporate Investment Grade Index is composed of US dollar-denominated, investment grade, SEC-registered corporate bonds issued by industrial, utility, and financial companies. All bonds have at least one year to maturity.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

5

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,065.20	0.69%	$3.58
Service Class	1,000.00	1,063.50	0.99%	5.14
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.67	0.69%	$3.51
Service Class	1,000.00	1,020.16	0.99%	5.03

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

6

Security type / sector allocation
Delaware VIP® Trust — Delaware VIP Investment Grade Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Convertible Bonds	0.74%
Corporate Bonds	95.73%
Banking	20.20%
Basic Industry	4.26%
Brokerage	2.50%
Capital Goods	4.02%
Communications	14.33%
Consumer Cyclical	3.77%
Consumer Non-Cyclical	8.96%
Electric	10.43%
Energy	8.41%
Finance Companies	4.34%
Insurance	2.21%
Natural Gas	0.29%
Real Estate Investment Trusts	1.08%
Technology	8.33%
Transportation	1.84%
Utilities	0.76%
Loan Agreements	0.23%
US Treasury Obligations	0.53%
Preferred Stock	0.61%
Short-Term Investments	1.43%
Total Value of Securities	99.27%
Receivables and Other Assets Net of
Liabilities	0.73%
Total Net Assets	100.00%

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Investment Grade Series

December 31, 2020

	Principal
	amount°	Value (US $)
Convertible Bonds — 0.74%
Cheniere Energy PIK 144A
4.875% exercise price
$93.64, maturity date
5/28/21 #, *	204,622	$205,901
PDC Energy 1.125%
exercise price $85.39,
maturity date 9/15/21	245,000	240,487
Total Convertible Bonds
(cost $442,987)		446,388

Corporate Bonds — 95.73%
Banking — 20.20%
Ally Financial
1.45% 10/2/23	450,000	459,577
5.75% 11/20/25	180,000	209,699
Banco Santander 2.749%
12/3/30	200,000	206,592
Bank of America
2.676% 6/19/41 µ	860,000	897,388
2.831% 10/24/51 µ	265,000	276,429
Bank of New York Mellon
4.70% µ, ψ	350,000	386,855
Barclays 5.20% 5/12/26	723,000	843,719
BBVA USA
2.875% 6/29/22	250,000	259,157
3.875% 4/10/25	250,000	280,459
Citigroup
2.572% 6/3/31 µ	520,000	554,403
4.00% µ, ψ	310,000	318,913
Citizens Financial Group
2.85% 7/27/26	610,000	679,566
5.65% µ, ψ	160,000	180,032
Credit Suisse Group
144A 5.10% #, µ, ψ	335,000	349,238
144A 5.25% #, µ, ψ	200,000	212,000
144A 6.375% #, µ, ψ	210,000	234,063
Deutsche Bank
2.222% 9/18/24 µ	170,000	174,988
3.547% 9/18/31 µ	150,000	163,003
Goldman Sachs Group
3.50% 4/1/25	170,000	189,191
HSBC Holdings 4.60%
µ, ψ	210,000	214,225
JPMorgan Chase & Co.
2.956% 5/13/31 µ	50,000	54,880
3.109% 4/22/41 µ	255,000	285,463
4.023% 12/5/24 µ	345,000	380,192
Morgan Stanley
1.794% 2/13/32 µ	180,000	181,170
5.00% 11/24/25	450,000	538,682
Natwest Group
2.359% 5/22/24 µ	200,000	208,216
3.754% 11/1/29 µ	200,000	212,912
8.625% µ, ψ	205,000	213,227
PNC Bank 4.05% 7/26/28	250,000	296,307
SVB Financial Group
3.125% 6/5/30	160,000	180,416
Truist Bank 2.636%
9/17/29 µ	695,000	735,552
Truist Financial 4.95%
µ, ψ	395,000	435,491
UBS 7.625% 8/17/22	250,000	276,781
UBS Group 6.875% µ, ψ	200,000	202,379
US Bancorp 3.00%
7/30/29	760,000	849,136
		12,140,301
Basic Industry — 4.26%
Georgia-Pacific
144A 1.75% 9/30/25 #	140,000	146,437
144A 2.10% 4/30/27 #	110,000	116,187
Graphic Packaging
International 144A
3.50% 3/1/29 #	130,000	133,169
LYB International Finance
III 3.375% 10/1/40	300,000	321,262
Newmont
2.25% 10/1/30	185,000	194,922
2.80% 10/1/29	395,000	431,779
Nutrien 2.95% 5/13/30	170,000	187,230
Nutrition & Biosciences
144A 1.832%
10/15/27 #	290,000	298,949
144A 2.30% 11/1/30 #	215,000	221,518
Steel Dynamics
1.65% 10/15/27	100,000	103,180
2.40% 6/15/25	60,000	63,826
2.80% 12/15/24	95,000	102,228
Suzano Austria 3.75%
1/15/31	200,000	212,450
WR Grace & Co. 144A
4.875% 6/15/27 #	23,000	24,421
		2,557,558
Brokerage — 2.50%
Charles Schwab
4.00% µ, ψ	120,000	126,900
5.375% µ, ψ	180,000	200,925
Intercontinental Exchange
2.65% 9/15/40	210,000	215,956

8

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Brokerage (continued)
Jefferies Group
2.75% 10/15/32	110,000	$115,654
4.15% 1/23/30	100,000	116,722
6.45% 6/8/27	275,000	348,993
6.50% 1/20/43	90,000	123,791
National Securities
Clearing 144A 1.20%
4/23/23 #	250,000	255,060
		1,504,001
Capital Goods — 4.02%
Ball 2.875% 8/15/30	215,000	214,731
Berry Global
144A 1.57% 1/15/26 #	140,000	141,387
144A 4.875%
7/15/26 #	70,000	75,267
Boeing
2.75% 2/1/26	65,000	68,383
4.875% 5/1/25	75,000	85,543
CCL Industries 144A
3.05% 6/1/30 #	120,000	131,058
General Electric 3.625%
5/1/30	260,000	297,345
L3Harris Technologies
1.80% 1/15/31	500,000	509,481
Otis Worldwide
3.112% 2/15/40	170,000	185,246
3.362% 2/15/50	50,000	57,954
Reynolds Group Issuer
144A 4.00%
10/15/27 #	140,000	143,675
Waste Connections
2.60% 2/1/30	255,000	274,545
3.05% 4/1/50	210,000	228,647
		2,413,262
Communications — 14.33%
Altice France 144A
5.125% 1/15/29 #	200,000	207,375
AMC Networks 4.75%
8/1/25	156,000	161,336
American Tower
1.875% 10/15/30	250,000	252,363
3.375% 5/15/24	470,000	511,493
AT&T
3.10% 2/1/43	125,000	126,824
3.50% 6/1/41	332,000	358,463
144A 3.50% 9/15/53 #	420,000	420,023
Charter Communications
Operating
3.70% 4/1/51	225,000	234,089
4.80% 3/1/50	230,000	274,890
Comcast
3.20% 7/15/36	465,000	528,992
3.75% 4/1/40	155,000	186,761
Crown Castle International
2.25% 1/15/31	105,000	108,994
5.25% 1/15/23	290,000	317,409
CSC Holdings 144A
4.125% 12/1/30 #	230,000	240,718
Discovery Communications
144A 4.00% 9/15/55 #	408,000	456,697
Level 3 Financing
144A 3.625%
1/15/29 #	75,000	74,953
144A 4.25% 7/1/28 #	160,000	164,560
Time Warner Cable 7.30%
7/1/38	320,000	474,771
Time Warner Entertainment
8.375% 3/15/23	290,000	339,164
T-Mobile USA
144A 2.55% 2/15/31 #	205,000	215,521
144A 3.00% 2/15/41 #	515,000	534,876
Verizon Communications
2.65% 11/20/40	185,000	187,106
4.50% 8/10/33	650,000	819,739
ViacomCBS
4.375% 3/15/43	495,000	584,811
4.95% 1/15/31	120,000	150,459
Virgin Media Secured
Finance 144A 5.50%
5/15/29 #	200,000	217,068
Vodafone Group
4.25% 9/17/50	180,000	223,371
4.875% 6/19/49	180,000	240,654
		8,613,480
Consumer Cyclical — 3.77%
Amazon.com 2.50%
6/3/50	205,000	212,713
Best Buy 1.95% 10/1/30	300,000	301,917
Ford Motor 8.50%
4/21/23	240,000	271,002
General Motors
5.40% 10/2/23	105,000	117,641
6.125% 10/1/25	105,000	127,442
6.25% 10/2/43	129,000	174,023
General Motors Financial
5.20% 3/20/23	195,000	213,894
5.70% µ, ψ	105,000	116,025
Lowe’s
1.70% 10/15/30	150,000	151,613
3.00% 10/15/50	455,000	486,956

9

Schedule of investments
Delaware VIP® Trust — Delaware VIP Investment Grade Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Prime Security Services
Borrower 144A 3.375%
8/31/27 #	90,000	$89,437
		2,262,663
Consumer Non-Cyclical — 8.96%
AbbVie 2.95% 11/21/26	580,000	642,091
Anheuser-Busch InBev
Worldwide
4.15% 1/23/25	60,000	68,343
4.50% 6/1/50	550,000	693,270
BAT Capital 2.259%
3/25/28	125,000	129,869
BAT International Finance
1.668% 3/25/26	155,000	158,740
Biogen 3.15% 5/1/50	175,000	181,645
Bristol-Myers Squibb
2.35% 11/13/40	295,000	303,613
Bunge Finance 1.63%
8/17/25	120,000	124,077
Conagra Brands 1.375%
11/1/27	275,000	277,652
CVS Health
1.875% 2/28/31	190,000	192,378
2.70% 8/21/40	480,000	486,337
4.78% 3/25/38	70,000	88,438
Energizer Holdings 144A
4.375% 3/31/29 #	122,000	126,516
Lamb Weston Holdings
144A 4.625%
11/1/24 #	23,000	24,035
Mondelez International
1.50% 5/4/25	160,000	165,617
Perrigo Finance Unlimited
4.375% 3/15/26	300,000	339,820
Regeneron
Pharmaceuticals 1.75%
9/15/30	125,000	123,238
Royalty Pharma
144A 1.20% 9/2/25 #	150,000	152,431
144A 1.75% 9/2/27 #	180,000	185,362
Takeda Pharmaceutical
3.025% 7/9/40	200,000	211,154
3.175% 7/9/50	400,000	426,356
Teleflex 144A 4.25%
6/1/28 #	145,000	153,881
Viatris 144A 4.00%
6/22/50 #	115,000	131,760
		5,386,623
Electric — 10.43%
Berkshire Hathaway Energy
144A 2.85% 5/15/51 #	230,000	236,846
CenterPoint Energy 3.85%
2/1/24	230,000	251,781
CMS Energy 4.75%
6/1/50 µ	190,000	214,263
Dominion Energy 4.65%
µ, ψ	335,000	353,984
Duke Energy 4.875% µ, ψ	345,000	374,439
Edison International 4.95%
4/15/25	125,000	142,945
Entergy Texas 3.55%
9/30/49	115,000	133,036
Eversource Energy 1.65%
8/15/30	115,000	114,720
FirstEnergy Transmission
144A 4.55% 4/1/49 #	255,000	297,810
IPALCO Enterprises 144A
4.25% 5/1/30 #	145,000	167,949
Liberty Utilities Finance GP
1 144A 2.05%
9/15/30 #	190,000	191,283
Louisville Gas and Electric
4.25% 4/1/49	350,000	451,921
NRG Energy
144A 2.45% 12/2/27 #	100,000	105,309
144A 3.375%
2/15/29 #	85,000	87,182
144A 3.625%
2/15/31 #	70,000	72,147
144A 3.75% 6/15/24 #	115,000	125,954
144A 4.45% 6/15/29 #	185,000	214,848
Oglethorpe Power 144A
3.75% 8/1/50 #	215,000	231,680
Pacific Gas and Electric
2.10% 8/1/27	185,000	188,010
2.50% 2/1/31	110,000	110,278
3.30% 8/1/40	45,000	44,967
4.60% 6/15/43	90,000	98,907
San Diego Gas & Electric
3.32% 4/15/50	120,000	136,822
Southern 4.00% 1/15/51 µ	295,000	312,767
Southern California Edison
3.65% 2/1/50	140,000	159,168
4.20% 3/1/29	215,000	254,564
4.875% 3/1/49	220,000	290,582
Southwestern Electric
Power 4.10% 9/15/28	200,000	235,237
Vistra Operations
144A 3.55% 7/15/24 #	274,000	296,857
144A 3.70% 1/30/27 #	156,000	172,043
144A 4.30% 7/15/29 #	55,000	62,446

10

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
WEC Energy Group 1.80%
10/15/30	135,000	$135,613
		6,266,358
Energy — 8.41%
BP Capital Markets
4.875% µ, ψ	225,000	251,595
Cheniere Corpus Christi
Holdings 7.00%
6/30/24	305,000	356,369
Devon Energy 5.85%
12/15/25	155,000	182,255
Enbridge 5.75% 7/15/80 µ	195,000	219,829
Energy Transfer Operating
6.25% 4/15/49	275,000	332,641
7.125% µ, ψ	365,000	347,662
Enterprise Products
Operating 3.20%
2/15/52	475,000	484,401
Marathon Oil 4.40%
7/15/27	410,000	455,853
MPLX
2.65% 8/15/30	50,000	52,459
4.125% 3/1/27	380,000	438,462
4.70% 4/15/48	30,000	35,636
5.50% 2/15/49	105,000	138,271
NuStar Logistics 5.625%
4/28/27	153,000	163,299
ONEOK 7.50% 9/1/23	290,000	335,785
Pioneer Natural Resources
1.90% 8/15/30	150,000	148,697
Sabine Pass Liquefaction
5.75% 5/15/24	345,000	394,552
Schlumberger Investment
2.65% 6/26/30	35,000	37,493
Shell International Finance
3.25% 4/6/50	130,000	147,518
Targa Resources Partners
144A 4.875% 2/1/31 #	155,000	168,407
Tennessee Gas Pipeline
144A 2.90% 3/1/30 #	340,000	364,101
		5,055,285
Finance Companies — 4.34%
AerCap Ireland Capital
DAC
3.65% 7/21/27	150,000	163,501
4.50% 9/15/23	220,000	238,661
4.625% 10/15/27	150,000	169,988
6.50% 7/15/25	150,000	179,425
Air Lease
2.875% 1/15/26	305,000	322,957
3.00% 2/1/30	290,000	298,021
3.375% 7/1/25	100,000	107,629
Aviation Capital Group
144A 3.50% 11/1/27 #	300,000	300,585
144A 5.50%
12/15/24 #	355,000	393,287
Avolon Holdings Funding
144A 3.25% 2/15/27 #	80,000	81,815
144A 3.95% 7/1/24 #	190,000	200,803
144A 4.25% 4/15/26 #	140,000	150,939
		2,607,611
Insurance — 2.21%
Athene Holding 3.50%
1/15/31	155,000	164,049
Brighthouse Financial
4.70% 6/22/47	166,000	175,483
Brown & Brown 2.375%
3/15/31	100,000	104,832
Centene
3.375% 2/15/30	175,000	184,389
4.625% 12/15/29	115,000	127,823
Equitable Financial Life
Global Funding 144A
1.40% 8/27/27 #	155,000	156,036
Equitable Holdings 4.95%
µ, ψ	115,000	122,619
MetLife 3.85% µ, ψ	75,000	79,312
Prudential Financial 3.70%
10/1/50 µ	200,000	211,806
		1,326,349
Natural Gas — 0.29%
Sempra Energy 4.875%
µ, ψ	160,000	171,400
		171,400
Real Estate Investment Trusts — 1.08%
CubeSmart 3.00%
2/15/30	410,000	448,795
Global Net Lease 144A
3.75% 12/15/27 #	65,000	67,138
MPT Operating Partnership
3.50% 3/15/31	130,000	134,469
		650,402
Technology — 8.33%
Alphabet
1.90% 8/15/40	140,000	137,410
2.05% 8/15/50	145,000	138,552

11

Schedule of investments
Delaware VIP® Trust — Delaware VIP Investment Grade Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Technology (continued)
Citrix Systems 3.30%
3/1/30	255,000	$282,015
CoStar Group 144A 2.80%
7/15/30 #	175,000	182,030
Fiserv
2.65% 6/1/30	280,000	303,144
3.20% 7/1/26	320,000	358,638
Gartner 144A 3.75%
10/1/30 #	38,000	39,948
Global Payments 2.65%
2/15/25	161,000	172,480
HP 2.20% 6/17/25	210,000	222,523
Iron Mountain 144A
5.25% 7/15/30 #	178,000	192,462
KLA 3.30% 3/1/50	570,000	645,098
Lam Research 2.875%
6/15/50	200,000	215,731
Microchip Technology
144A 0.972%
2/15/24 #	215,000	215,659
4.333% 6/1/23	550,000	595,745
NXP
144A 2.70% 5/1/25 #	30,000	32,309
144A 3.40% 5/1/30 #	55,000	62,461
144A 4.30% 6/18/29 #	61,000	72,795
144A 4.875% 3/1/24 #	445,000	502,072
PayPal Holdings
1.65% 6/1/25	185,000	193,448
2.65% 10/1/26	120,000	131,940
ServiceNow 1.40% 9/1/30	155,000	151,322
SS&C Technologies 144A
5.50% 9/30/27 #	149,000	159,321
		5,007,103
Transportation — 1.84%
Delta Air Lines
144A 7.00% 5/1/25 #	105,000	121,298
7.375% 1/15/26	140,000	160,024
Southwest Airlines
5.125% 6/15/27	300,000	357,140
5.25% 5/4/25	205,000	237,562
Union Pacific 3.25%
2/5/50	200,000	228,011
		1,104,035
Utilities — 0.76%
Essential Utilities
2.704% 4/15/30	105,000	113,915
3.351% 4/15/50	100,000	111,227
4.276% 5/1/49	181,000	231,714
		456,856
Total Corporate Bonds
(cost $54,234,914)		57,523,287

Loan Agreements — 0.23%
Zayo Group Holdings
3.147% (LIBOR01M +
3.00%) 3/9/27 ●	138,072	137,413
Total Loan Agreements
(cost $137,763)		137,413

US Treasury Obligations — 0.53%
US Treasury Bond
1.375% 8/15/50	145,000	135,530
US Treasury Notes
0.875% 11/15/30	185,000	184,306
Total US Treasury Obligations
(cost $324,230)		319,836

	Number
	of shares
Preferred Stock — 0.61%
Morgan Stanley
4.047% (LIBOR03M +
3.81%) ●	370,000	368,257
Total Preferred Stock
(cost $376,001)		368,257

Short-Term Investments — 1.43%
Money Market Mutual Funds — 1.43%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	214,015	214,015
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	214,015	214,015
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	214,016	214,016

12

	Number
	of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	214,015	$214,015
Total Short-Term Investments
(cost $856,061)		856,061
Total Value of
Securities—99.27%
(cost $56,371,956)		$59,651,242

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2020, the aggregate value of Rule 144A securities was $11,809,363, which represents 19.65% of the Series’ net assets. See Note 9 in “Notes to financial statements.”

*	PIK. 100% of the income received was in the form of principal.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Summary of abbreviations:

DAC – Designated Activity Company
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
PIK – Payment-in-kind
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

13

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Investment Grade Series

December 31, 2020

Assets:
Investments, at value*	$59,651,242
Receivable for securities sold	31,989
Dividends and interest receivable	507,108
Receivable for series shares sold	3,042
Other assets	2,125
Total Assets	60,195,506
Liabilities:
Due to custodian	4,421
Payable for securities purchased	29,880
Investment management fees payable to affiliates	16,893
Reports and statements to shareholders expenses payable to non-affiliates	13,158
Pricing fees payable	12,136
Accounting and administration fees payable to non-affiliates	11,242
Payable for series shares redeemed	8,565
Audit and tax fees payable	4,500
Other accrued expenses	2,115
Accounting and administration expenses payable to affiliates	508
Dividend disbursing and transfer agent fees and expenses payable to affiliates	380
Trustees’ fees and expenses payable	190
Legal fees payable to affiliates	104
Reports and statements to shareholders expenses payable to affiliates	60
Distribution fees payable to affiliates	3
Total Liabilities	104,155
Total Net Assets	$60,091,351

Net Assets Consist of:
Paid-in capital	$53,456,900
Total distributable earnings (loss)	6,634,451
Total Net Assets	$60,091,351

Net Asset Value
Standard Class:
Net assets	$60,080,154
Shares of beneficial interest outstanding, unlimited authorization, no par	5,179,986
Net asset value per share	$11.60
Service Class:
Net assets	$11,197
Shares of beneficial interest outstanding, unlimited authorization, no par	969
Net asset value per share	$11.56
____________________
* Investments, at cost	$56,371,956

See accompanying notes, which are an integral part of the financial statements.

14

Statement of operations
Delaware VIP® Trust — Delaware VIP Investment Grade Series

Year ended December 31, 2020

Investment Income:
Interest	$1,827,998
Dividends	3,034
1,831,032

Expenses:
Management fees	296,821
Distribution expenses — Service Class	32
Audit and tax fees	69,546
Accounting and administration expenses	49,643
Reports and statements to shareholders expenses	27,208
Dividend disbursing and transfer agent fees and expenses	4,979
Custodian fees	4,938
Legal fees	3,557
Trustees’ fees and expenses	3,470
Registration fees	12
Other	19,046
479,252
Less expenses waived	(68,440)
Less expenses paid indirectly	(1,136)
Total operating expenses	409,676
Net Investment Income	1,421,356
Net Realized and Unrealized Gain:
Net realized gain on investments	2,364,704
Net change in unrealized appreciation (depreciation) of investments	2,784,373
Net Realized and Unrealized Gain	5,149,077
Net Increase in Net Assets Resulting from Operations	$6,570,433

See accompanying notes, which are an integral part of the financial statements.

15

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Investment Grade Series

	Year ended
	12/31/20	12/31/19
Increase in Net Assets from Operations:
Net investment income	$1,421,356	$1,763,236
Net realized gain	2,364,704	3,986,891
Net change in unrealized appreciation (depreciation)	2,784,373	1,811,517
Net increase in net assets resulting from operations	6,570,433	7,561,644

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(3,430,297)	(2,419,791)
Service Class	(594)	—
	(3,430,891)	(2,419,791)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	2,512,967	2,077,498
Service Class	—	10,000

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,430,297	2,419,791
Service Class	594	—
	5,943,858	4,507,289
Cost of shares redeemed:
Standard Class	(10,954,474)	(9,316,846)
Decrease in net assets derived from capital share transactions	(5,010,616)	(4,809,557)
Net Increase (Decrease) in Net Assets	(1,871,074)	332,296

Net Assets:
Beginning of year	61,962,425	61,630,129
End of year	$60,091,351	$61,962,425

See accompanying notes, which are an integral part of the financial statements.

16

Financial highlights
Delaware VIP® Investment Grade Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$11.02	$10.18	$10.80	$10.73	$10.70

Income (loss) from investment operations
Net investment income[2]	0.26	0.29	0.31	0.31	0.33
Net realized and unrealized gain (loss)	0.98	0.95	(0.53)	0.18	0.15
Total from investment operations	1.24	1.24	(0.22)	0.49	0.48

Less dividends and distributions from:
Net investment income	(0.41)	(0.40)	(0.40)	(0.42)	(0.45)
Net realized gain	(0.25)	—	—	—	—
Total dividends and distributions	(0.66)	(0.40)	(0.40)	(0.42)	(0.45)

Net asset value, end of period	$11.60	$11.02	$10.18	$10.80	$10.73
Total return[3]	11.91%	12.62%	(2.03% )	4.72%	4.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$60,080	$61,952	$61,630	$66,163	$64,095
Ratio of expenses to average net assets[4]	0.69%	0.73%	0.70%	0.68%	0.68%
Ratio of expenses to average net assets prior to fees waived[4]	0.81%	0.90%	0.85%	0.83%	0.83%
Ratio of net investment income to average net assets	2.39%	2.76%	3.05%	2.93%	3.02%
Ratio of net investment income to average net assets prior to
fees waived	2.27%	2.59%	2.90%	2.78%	2.87%
Portfolio turnover	147%	157% [5]	53%	60%	40%

[1]

On October 4, 2019, the First Investors Life Series Investment Grade Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Investment Grade Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[5]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

17

Financial highlights
Delaware VIP® Investment Grade Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

		10/31/19[1]
	Year ended	to
	12/31/20	12/31/19
Net asset value, beginning of period	$11.01	$10.97

Income from investment operations
Net investment income[2]	0.23	0.03
Net realized and unrealized gain	0.97	0.01
Total from investment operations	1.20	0.04

Less dividends and distributions from:
Net investment income	(0.40)	—
Net realized gain	(0.25)	—
Total dividends and distributions	(0.65)	—

Net asset value, end of period	$11.56	$11.01
Total return[3]	11.57%	0.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11	$10
Ratio of expenses to average net assets[4]	0.99%	0.99%
Ratio of expenses to average net assets prior to fees waived[4]	1.11%	1.31%
Ratio of net investment income to average net assets	2.09%	1.50%
Ratio of net investment income to average net assets prior to fees waived	1.97%	1.18%
Portfolio turnover	147%	157% [5,6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[5]	Portfolio turnover is representative of the Series for the entire period.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

18

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Investment Grade Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Investment Grade Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Investment Grade Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

19

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Investment Grade Series

1. Significant Accounting Policies (continued)

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $1,136 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.69% of the Series’ average daily net assets for the Standard Class and 0.99% for the Service Class from January 1, 2020 through December 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of

20

aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $6,030 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $4,452 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $2,037 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$74,708,884
Purchases of US government securities	11,132,757
Sales other than US government securities	80,697,461
Sales of US government securities	12,583,912

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$56,626,734
Aggregate unrealized appreciation of investments	$3,038,300
Aggregate unrealized depreciation of investments	(13,792)
Net unrealized appreciation of investments	$3,024,508

21

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Investment Grade Series

3. Investments (continued)

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Total
Securities
Assets:
Convertible Bonds	$—	$446,388	$446,388
Corporate Bonds	—	57,523,287	57,523,287
Loan Agreements	—	137,413	137,413
Preferred Stock	—	368,257	368,257
US Treasury Obligations	—	319,836	319,836
Short-Term Investments	856,061	—	856,061
Total Value of Securities	$856,061	$58,795,181	$59,651,242

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

22

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$3,430,891	$2,419,791

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$53,456,900
Undistributed ordinary income	3,609,943
Unrealized appreciation of investments	3,024,508
Net assets	$60,091,351

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and market premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	224,912	196,853
Service Class	—	912
Shares issued upon reinvestment of dividends and distributions:
Standard Class	329,203	241,255
Service Class	57	—
	554,172	439,020
Shares redeemed:
Standard Class	(996,717)	(869,334)
Net decrease	(442,545)	(430,314)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each

23

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Investment Grade Series

7. Line of Credit (continued)

Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

24

During the year ended December 31, 2020, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs”) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

25

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Investment Grade Series

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

26

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Investment Grade Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Investment Grade Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Class Name	Financial Highlights
Standard Class	For the years ended December 31, 2020 and 2019
Service Class	For the year ended December 31, 2020 and the
period from October 31, 2019 (commencement of
operations) through December 31, 2019

The financial statements of First Investors Life Series Investment Grade Fund (subsequent to reorganization, known as Delaware VIP Investment Grade Series ) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

27

Other Series information (Unaudited)
Delaware VIP® Investment Grade Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%
____________________

(A)	is based on a percentage of the Series’ total distributions.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Investment Grade Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Investment Grade Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for

28

the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all BBB- rated corporate debt funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the

29

Other Series information (Unaudited)
Delaware VIP® Investment Grade Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Investment Grade Series at a meeting held August 11-13, 2020 (continued)

Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

30

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

31

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

32

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

33

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

34

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

35

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPIG-221

Delaware VIP® Trust

Delaware VIP Limited Duration Bond Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	6
Security type / sector allocation	7
Schedule of investments	8
Statement of assets and liabilities	14
Statement of operations	15
Statements of changes in net assets	16
Financial highlights	17
Notes to financial statements	18
Report of independent registered public accounting firm	28
Other Series information	29
Board of trustees / directors and officers addendum	32

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Limited Duration Bond Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek current income consistent with low volatility of principal.

For the fiscal year ended December 31, 2020, Delaware VIP Limited Duration Bond Series (the “Series”) Standard Class shares gained 3.79%, reflecting all distributions reinvested. For the same period, the Series’ benchmark, the Bloomberg Barclays 1-3 Year US Government/Credit Index, advanced 3.33%.

As 2020 began, the economy appeared to be entering a mature credit cycle, and investors were concerned with the possibility of a mild recession. Instead, the coronavirus pandemic struck and spread rapidly. The global community was unprepared. Initial uncertainty was quickly followed by an extreme market selloff and global economic collapse.

Governments and central banks applied lessons learned from the recession of 2008-2009, and in March they intervened with substantial monetary- and fiscal-policy measures. The effective use of global fiscal and monetary support defined how the economy and financial markets evolved in 2020.

Investors’ uncertainty in March 2020 provoked a risk-premium explosion in the market and economic shutdowns. However, backstopped by the US Federal Reserve’s unprecedented, aggressive asset-purchase programs, which included purchasing corporate bonds, some confidence returned to markets. As the world began to understand how the virus behaved and how to help bring it under control, the US and global economies began to reopen. Credit markets, which had widened substantially as markets collapsed, started to compress, bolstered by now dual Fed and congressional puts. Then came the race to develop vaccines, along with a better understanding of how to manage the virus.

Although the markets and parts of the economy generally adapted quickly, COVID-19-affected sectors, particularly services, experienced extreme distress. These included transportation and other consumer-related areas such as retail. Damage to labor markets was significant, with unemployment still standing higher than 6% at year end. However, with monetary and fiscal policy in place and a clear commitment to support the economy for as long as it would take, the path to the other side of the pandemic became clearer.

We viewed 2020 from the prism of different market regimes, each of which called for a distinct approach to managing risk. Entering the year, because compensation for risk was poor, we cut back on the Series’ risk exposure and built a capital reserve to spend as opportunities arose, nearly eliminating exposure to higher-risk parts of the market, such as higher yield bonds. The year became a litmus test for managing risk, and we believe our agile approach to risk management was critical in helping the Series outperform its benchmark for the 12-month period.

With the Series’ capital reserve in hand, we began to look for investment opportunities created by market dislocations in the initial phase of the pandemic. Investors’ anticipated liquidity needs no longer seemed to a major concern. We focused on issuers that we assessed would more likely survive the pandemic. Accordingly, we began to spend the Series’ liquid capital reserve, selecting higher yielding parts of the securitized bond sector and high-quality investment grade issuers, such as Bank of America Corp., which we felt offered attractive compensation for the underlying risk.

As visibility gradually increased, we expanded our search for opportunities to also include traditionally higher-beta (more volatile) parts of the market that had experienced dislocations, specifically within the high yield and emerging markets sectors. We added to issuers that we felt were strongest within COVID-19-sensitive areas, such as Delta Air Lines Inc. We viewed Delta as well positioned to survive the pandemic while offering historically high yields. In addition, an overweight to certain higher-quality emerging market issuers, such as Banco Santander S.A., benefited performance as well. The Series continues to hold these securities as we believe they have retained their relative value potential.

While security selection overall was additive, some individual securities did underperform amid the demand contraction. This was the case with General Motors Financial Co. Inc., which underperformed during the peak of the crisis but has since recovered as monetary support improved liquidity prospects. We maintain the Series’ position given our outlook for continued economic recovery with the vaccine rollout.

The Series’ positioning also benefited from our decision early in the year to increase duration for the purpose of mitigating risk, as we thought that a high degree of uncertainty would likely result in a dramatic decline in interest rates as the Fed intervened. That willingness to dynamically manage interest rate risk paid off.

There were few detractors from the Series’ benchmark-relative returns for the fiscal year. Our use of mortgage-backed securities (MBS) as a funding source detracted marginally; however, the Series was better compensated within investment grade bonds. The Series’ modest allocation to bank loans, which remained static throughout the year, modestly detracted from returns. A moderate overweight to energy securities, albeit strongly positioned to manage through the pandemic, detracted as the sector had not fully recovered.

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

We also focused on higher-quality issuers within investment grade, whose business models we thought were more likely to survive the pandemic. By summer, we also added somewhat to the Series’ exposure to the higher yielding areas of the fixed income market, such as emerging markets debt and high yield bonds (from 2% to 10%). Within the securitized bond sector, we increased the Series’ allocation to collateralized loan obligations (CLOs) from 0% to 7%, funded with Treasurys and lower yielding floating-rate asset-backed securities (ABS).

As we enter 2021, COVID-19 vaccines’ high efficacy and their production and distribution have redefined the outlook for the pandemic and the global economy. Nonetheless, the near-term reality is that the virus is still raging, and mutations could make the virus more resistant to vaccines. On the political front, Democrats control both houses of Congress and the White House, increasing the possibility of additional fiscal stimulus, which would support an economic recovery.

Consistent with our outlook, we reduced exposure to areas we believe offer limited upside, such as higher-quality credit and ABS, and replaced them with agency MBS and securities with what we view as more attractive yield profiles, such as CLOs. We have retained exposure to the reflationary theme, including airlines and certain consumer goods, and we continue to search for areas where we believe there is potential to capture yield without altering the Series’ risk exposure.

Finally, from a risk perspective, the Series remains driven by a fundamental, bond-by-bond investment approach. Our goal is to construct the Series’ portfolio to comprise issuers that have a business model, liquidity, and adequate debt leverage profile to perform well regardless of the degree of volatility we may experience.

The Series used derivatives during the fiscal year, primarily for risk management purposes, including the use of currency forwards to hedge non-US-dollar risk back to US dollars. Overall, these derivatives had a positive effect that was not material to the Series’ performance.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	Lifetime
Standard Class shares (commenced operations on July 1, 2014)	+3.79%	+2.53%	+1.90%	+0.97%
Bloomberg Barclays 1-3 Year US Government/Credit Index	+3.33%	+2.98%	+2.21%	+1.83%*

*	The benchmark lifetime return is calculated using the month end prior to the Series’ inception date.

Returns reflect the reinvestment of all distributions. Please see page 5 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.75%, while total operating expenses for Standard Class shares were 0.95%. The management fee for Standard Class shares was 0.50%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.75% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on page 5.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

If and when the Series invests in forward foreign currency contracts or use other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

During periods of falling interest rates, an issuer of a callable bond held by the Series may “call” or repay the security before its stated maturity. The Series would then lose any price appreciation above the bond’s call price and the Series may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Series’ income.

The market values of bonds and other debt securities are affected by changes in interest rates. In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases. Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates. The yields received by the Fund on its investments will generally decline as interest rates decline.

Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.

The Series may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions. To the extent the Series invests significantly in the financials sector, the value of the Series’ shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital, changes in interest rates, the rate of corporate and consumer debt defaults, credit ratings and quality, market liquidity, extensive government regulation and price competition.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

____________________

**	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

4

Performance of a $10,000 investment
For period beginning July 1, 2014 (Series’ inception date) through December 31, 2020

For period beginning July 1, 2014 (Series’ inception date) through December 31, 2020	Starting value	Ending value
Bloomberg Barclays 1-3 Year US Government/Credit Index	$10,000	$11,253
Delaware VIP Limited Duration Bond Series — Standard Class shares	$10,000	$10,645

The graph shows a $10,000 investment in Delaware VIP Limited Duration Bond Series Standard Class shares for the period from July 1, 2014 through December 31, 2020.

The graph also shows $10,000 invested in the Bloomberg Barclays 1-3 Year US Government/Credit Index for the period from July 1, 2014 through December 31, 2020.

The Bloomberg Barclays 1-3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

5

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,011.40	0.75%	$3.79
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.37	0.75%	$3.81

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

6

Security type / sector allocation
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Agency Mortgage-Backed Securities	8.72%
Collateralized Debt Obligations	7.24%
Corporate Bonds	45.97%
Banking	11.24%
Basic Industry	2.78%
Brokerage	0.38%
Capital Goods	3.41%
Communications	2.35%
Consumer Cyclical	2.43%
Consumer Non-Cyclical	5.47%
Electric	3.97%
Energy	4.52%
Finance Companies	2.39%
Insurance	0.72%
Natural Gas	0.09%
Technology	2.68%
Transportation	3.54%
Non-Agency Asset-Backed Securities	9.54%
Sovereign Bonds	2.55%
US Treasury Obligations	23.82%
Short-Term Investments	2.60%
Total Value of Securities	100.44%
Liabilities Net of Receivables and Other
Assets	(0.44% )
Total Net Assets	100.00%
7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

December 31, 2020

	Principal
	amount°	Value (US $)
Agency Mortgage-Backed Securities — 8.72%
Fannie Mae S.F. 30 yr
4.50% 1/1/43	209,004	$233,196
4.50% 2/1/44	143,438	162,459
4.50% 4/1/44	167,486	189,694
4.50% 11/1/44	205,185	231,586
4.50% 10/1/45	451,960	504,859
5.00% 7/1/47	477,858	554,889
5.00% 5/1/48	302,016	337,051
Freddie Mac S.F. 30 yr
4.50% 7/1/45	39,019	43,759
5.00% 8/1/48	239,632	266,060
Total Agency Mortgage-Backed
Securities
(cost $2,460,181)		2,523,553

Collateralized Debt Obligations — 7.24%
Ballyrock CLO
Series 2020-2A A1
144A 1.529%
(LIBOR03M + 1.32%,
Floor 1.32%)
10/20/31 #, ●	250,000	249,684
BlueMountain CLO XXX
Series 2020-30A A
144A 1.549%
(LIBOR03M + 1.39%,
Floor 1.39%)
1/15/33 #, ●	250,000	249,686
Cedar Funding IX CLO
Series 2018-9A A1
144A 1.198%
(LIBOR03M + 0.98%,
Floor 0.98%)
4/20/31 #, ●	250,000	249,072
CIFC Funding
Series 2013-4A A1RR
144A 1.277%
(LIBOR03M + 1.06%,
Floor 1.06%)
4/27/31 #, ●	250,000	248,594
Dryden 83 CLO
Series 2020-83A A
144A 1.46%
(LIBOR03M + 1.22%,
Floor 1.22%)
1/18/32 #, ●	250,000	250,000
KKR CLO 32
Series 32A A1 144A
1.545% (LIBOR03M +
1.32%, Floor 1.32%)
1/15/32 #, ●	100,000	99,875
LCM XVIII
Series 18A A1R 144A
1.238% (LIBOR03M +
1.02%) 4/20/31 #, ●	250,000	248,552
Octagon Investment
Partners 33
Series 2017-1A A1
144A 1.408%
(LIBOR03M + 1.19%)
1/20/31 #, ●	250,000	249,599
York CLO-6
Series 2019-1A A1
144A 1.566%
(LIBOR03M + 1.35%)
7/22/32 #, ●	250,000	249,851
Total Collateralized Debt Obligations
(cost $2,089,630)		2,094,913

Corporate Bonds — 45.97%
Banking — 11.24%
Ally Financial 5.75%
11/20/25	118,000	137,469
Bank of America
2.738% 1/23/22 µ	135,000	135,165
3.458% 3/15/25 µ	80,000	87,130
Barclays Bank 1.70%
5/12/22	200,000	203,570
BBVA Bancomer 144A
1.875% 9/18/25 #	200,000	202,250
Citizens Bank 0.941%
(LIBOR03M + 0.72%)
2/14/22 ●	250,000	251,201
Citizens Financial Group
2.85% 7/27/26	110,000	122,545
DNB Boligkreditt 144A
2.50% 3/28/22 #	500,000	513,387
Fifth Third Bancorp
2.375% 1/28/25	35,000	37,284
3.65% 1/25/24	35,000	38,189
Goldman Sachs Group
3.50% 4/1/25	20,000	22,258
Huntington Bancshares
2.30% 1/14/22	30,000	30,544
JPMorgan Chase & Co.
4.023% 12/5/24 µ	330,000	363,662
4.60% µ, Ψ	20,000	20,675
5.00% µ, Ψ	25,000	26,322

8

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Morgan Stanley
1.433% (LIBOR03M +
1.22%) 5/8/24 ●	145,000	$147,847
2.75% 5/19/22	25,000	25,823
3.622% 4/1/31 µ	35,000	40,676
3.737% 4/24/24 µ	25,000	26,907
PNC Bank 2.70% 11/1/22	10,000	10,421
Regions Financial 3.80%
8/14/23	50,000	54,263
Truist Bank
2.15% 12/6/24	250,000	265,058
2.636% 9/17/29 µ	215,000	227,545
UBS Group 144A 3.00%
4/15/21 #	200,000	201,550
US Bancorp 3.375%
2/5/24	55,000	59,901
		3,251,642
Basic Industry — 2.78%
Avient 144A 5.75%
5/15/25 #	139,000	147,861
DuPont de Nemours
2.169% 5/1/23	110,000	111,489
First Quantum Minerals
144A 7.50% 4/1/25 #	200,000	208,500
Georgia-Pacific 144A
1.75% 9/30/25 #	35,000	36,609
Hudbay Minerals 144A
7.625% 1/15/25 #	101,000	105,103
Kraton Polymers 144A
7.00% 4/15/25 #	117,000	123,260
LYB International Finance
III 2.875% 5/1/25	25,000	27,269
PowerTeam Services 144A
9.033% 12/4/25 #	40,000	44,604
		804,695
Brokerage — 0.38%
SURA Asset Management
144A 4.875%
4/17/24 #	100,000	109,776
		109,776
Capital Goods — 3.41%
General Dynamics 3.00%
5/11/21	145,000	146,402
General Electric
0.605% (LIBOR03M +
0.38%) 5/5/26 ●	5,000	4,779
3.45% 5/1/27	30,000	33,881
Mauser Packaging
Solutions Holding 144A
5.50% 4/15/24 #	168,000	171,560
Otis Worldwide 2.056%
4/5/25	140,000	148,498
Roper Technologies 2.35%
9/15/24	145,000	154,444
Spirit AeroSystems 144A
5.50% 1/15/25 #	60,000	63,369
Terex 144A 5.625%
2/1/25 #	55,000	56,760
TransDigm
144A 6.25% 3/15/26 #	25,000	26,656
144A 8.00%
12/15/25 #	71,000	78,639
Welbilt 9.50% 2/15/24	28,000	28,992
WESCO Distribution 144A
7.125% 6/15/25 #	66,000	72,676
		986,656
Communications — 2.35%
AMC Networks 5.00%
4/1/24	74,000	75,295
Clear Channel Worldwide
Holdings 9.25%
2/15/24	35,000	35,529
Crown Castle International
5.25% 1/15/23	135,000	147,759
Fox
3.666% 1/25/22	160,000	165,638
4.03% 1/25/24	100,000	110,182
T-Mobile USA
144A 1.50% 2/15/26 #	30,000	30,772
144A 3.50% 4/15/25 #	105,000	116,128
		681,303
Consumer Cyclical — 2.43%
Boyd Gaming 144A
8.625% 6/1/25 #	54,000	60,126
Caesars Entertainment
144A 6.25% 7/1/25 #	40,000	42,650
Carnival 144A 7.625%
3/1/26 #	51,000	55,660
Ford Motor 8.50%
4/21/23	133,000	150,180
General Motors Financial
3.45% 4/10/22	50,000	51,424
4.15% 6/19/23	30,000	32,284
5.25% 3/1/26	7,000	8,258
IRB Holding 144A 7.00%
6/15/25 #	8,000	8,754
L Brands 144A 6.875%
7/1/25 #	25,000	27,182
Prime Security Services
Borrower 144A 5.25%
4/15/24 #	68,000	72,675

9

Schedule of investments
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Scientific Games
International 144A
5.00% 10/15/25 #	75,000	$77,485
Six Flags Entertainment
144A 4.875%
7/31/24 #	45,000	45,203
Station Casinos 144A
5.00% 10/1/25 #	29,000	29,389
VF 2.40% 4/23/25	40,000	42,686
		703,956
Consumer Non-Cyclical — 5.47%
AbbVie
2.60% 11/21/24	90,000	96,531
2.95% 11/21/26	115,000	127,311
Anheuser-Busch InBev
Worldwide 4.15%
1/23/25	355,000	404,365
Bausch Health 144A
6.125% 4/15/25 #	57,000	58,805
Bristol-Myers Squibb
2.90% 7/26/24	130,000	141,207
CVS Health
3.35% 3/9/21	110,000	110,605
3.70% 3/9/23	14,000	14,991
General Mills 3.70%
10/17/23	80,000	87,200
Keurig Dr Pepper 3.551%
5/25/21	60,000	60,754
Molson Coors Beverage
2.10% 7/15/21	95,000	95,805
Mondelez International
2.125% 4/13/23	40,000	41,566
Ortho-Clinical Diagnostics
144A 7.375% 6/1/25 #	59,000	62,946
Pilgrim’s Pride 144A
5.75% 3/15/25 #	61,000	62,699
Primo Water Holdings
144A 5.50% 4/1/25 #	58,000	59,957
Royalty Pharma
144A 1.20% 9/2/25 #	35,000	35,567
144A 1.75% 9/2/27 #	25,000	25,745
Tenet Healthcare 5.125%
5/1/25	74,000	75,535
Viatris
144A 1.65% 6/22/25 #	10,000	10,345
144A 2.30% 6/22/27 #	10,000	10,657
		1,582,591
Electric — 3.97%
AEP Texas 2.40% 10/1/22	140,000	144,488
Avangrid 3.20% 4/15/25	60,000	65,737
CenterPoint Energy 3.85%
2/1/24	70,000	76,629
Cleveland Electric
Illuminating 5.50%
8/15/24	115,000	132,551
Duke Energy
1.80% 9/1/21	165,000	166,448
4.875% µ, ψ	65,000	70,546
Entergy 4.00% 7/15/22	90,000	94,393
Entergy Louisiana 4.05%
9/1/23	10,000	10,871
NextEra Energy Capital
Holdings 3.15% 4/1/24	85,000	91,913
NRG Energy 144A 3.75%
6/15/24 #	95,000	104,049
Pacific Gas and Electric
2.10% 8/1/27	75,000	76,220
Vistra Operations 144A
3.55% 7/15/24 #	105,000	113,759
		1,147,604
Energy — 4.52%
Apache 4.625% 11/15/25	42,000	44,153
Continental Resources
3.80% 6/1/24	41,000	42,307
Energy Transfer Operating
5.25% 4/15/29	45,000	52,552
7.125% µ, ψ	75,000	71,438
Exxon Mobil 2.019%
8/16/24	130,000	136,932
Marathon Oil 2.80%
11/1/22	19,000	19,535
MPLX
1.75% 3/1/26	25,000	25,885
4.875% 12/1/24	135,000	154,951
Murphy Oil 5.75%
8/15/25	57,000	56,863
NuStar Logistics 5.75%
10/1/25	73,000	77,854
Occidental Petroleum
5.50% 12/1/25	58,000	60,580
ONEOK 7.50% 9/1/23	115,000	133,156
Sabine Pass Liquefaction
5.75% 5/15/24	110,000	125,799
Schlumberger Holdings
144A 3.75% 5/1/24 #	145,000	158,192
Southwestern Energy
6.45% 1/23/25	69,000	71,717
Western Midstream
Operating 4.10%
2/1/25	32,000	33,029

10

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
WPX Energy 5.25%
9/15/24	39,000	$42,579
		1,307,522
Finance Companies — 2.39%
AerCap Ireland Capital
3.15% 2/15/24	150,000	157,306
Air Lease 2.875% 1/15/26	15,000	15,883
Aviation Capital Group
144A 2.875%
1/20/22 #	130,000	131,650
144A 4.375%
1/30/24 #	10,000	10,561
Avolon Holdings Funding
144A 3.95% 7/1/24 #	85,000	89,833
DAE Funding 144A 4.50%
8/1/22 #	80,000	81,136
DAE Sukuk DIFC 144A
3.75% 2/15/26 #	200,000	206,000
		692,369
Insurance — 0.72%
Equitable Holdings 3.90%
4/20/23	95,000	102,236
USI 144A 6.875%
5/1/25 #	103,000	105,896
		208,132
Natural Gas — 0.09%
NiSource 0.95% 8/15/25	25,000	25,162
		25,162
Technology — 2.68%
Broadcom
3.15% 11/15/25	30,000	32,770
4.70% 4/15/25	20,000	22,924
Global Payments 2.65%
2/15/25	100,000	107,130
International Business
Machines 3.00%
5/15/24	100,000	108,364
Microchip Technology
3.922% 6/1/21	30,000	30,429
4.333% 6/1/23	55,000	59,574
NXP
144A 2.70% 5/1/25 #	5,000	5,385
144A 4.875% 3/1/24 #	165,000	186,162
PayPal Holdings 1.35%
6/1/23	145,000	148,546
Sabre GLBL 144A 7.375%
9/1/25 #	68,000	73,882
		775,166
Transportation — 3.54%
Delta Air Lines
144A 7.00% 5/1/25 #	144,000	166,351
7.375% 1/15/26	42,000	48,007
Heathrow Funding 144A
4.875% 7/15/23 #	691,000	705,458
Penske Truck Leasing 144A
1.20% 11/15/25 #	60,000	60,556
Spirit Loyalty Cayman
144A 8.00% 9/20/25 #	40,000	45,000
		1,025,372
Total Corporate Bonds
(cost $12,865,554)		13,301,946

Non-Agency Asset-Backed Securities — 9.54%
ARI Fleet Lease Trust
Series 2019-A A2B
144A 0.639%
(LIBOR01M + 0.48%)
11/15/27 #, ●	92,301	92,353
BMW Vehicle Lease Trust
Series 2018-1 A3
3.26% 7/20/21	11,268	11,286
CarMax Auto Owner Trust
Series 2018-2 B 3.37%
10/16/23	150,000	155,596
Chase Auto Credit Linked
Notes
Series 2020-2 B 144A
0.84% 2/25/28 #	250,000	250,240
Ford Credit Auto Lease
Trust
Series 2019-B A2A
2.28% 2/15/22	54,380	54,472
Ford Credit Auto Owner
Trust
Series 2017-2 A 144A
2.36% 3/15/29 #	900,000	930,856
Series 2017-C A3
2.01% 3/15/22	21,229	21,253
Hyundai Auto Receivables
Trust
Series 2019-B A2
1.93% 7/15/22	223,687	224,470
John Deere Owner Trust
Series 2019-A A3
2.91% 7/17/23	177,169	180,560
Mercedes-Benz Auto Lease
Trust
Series 2019-B A2
2.01% 12/15/21	97,819	98,016

11

Schedule of investments
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

	Principal
	amount°		Value (US $)
Non-Agency Asset-Backed Securities (continued)
Tesla Auto Lease Trust
Series 2018-B A 144A
3.71% 8/20/21 #		230,586	$232,047
Toyota Auto Receivables
Owner Trust
Series 2017-D A3
1.93% 1/18/22		26,710	26,762
Verizon Owner Trust
Series 2018-A A1A
3.23% 4/20/23		179,587	181,970
Volvo Financial Equipment
Series 2020-1A A2
144A 0.37% 4/17/23 #		300,000	300,198
Total Non-Agency Asset-Backed
Securities
(cost $2,748,361)			2,760,079

Sovereign Bonds — 2.55%
Spain — 2.55%
Spanish Treasury Bill
0.00% 1/15/21 ^	EUR	605,000	739,300
Total Sovereign Bonds
(cost $735,086)			739,300

US Treasury Obligations — 23.82%
US Treasury Floating Rate
Note
0.145% (USBMMY3M
+ 0.055%) 7/31/22 ●		525,000	525,063
US Treasury Notes
0.375% 11/30/25		3,310,000	3,314,137
1.50% 10/31/21		2,310,000	2,336,540
1.75% 7/31/24		680,000	717,294
Total US Treasury Obligations
(cost $6,825,991)			6,893,034

	Number
	of shares
Short-Term Investments — 2.60%
Money Market Mutual Funds — 2.60%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)		187,850	187,850
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)		187,850	187,850
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)		187,850	187,850
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)		187,850	187,850
Total Short-Term Investments
(cost $751,400)			751,400
Total Value of
Securities—100.44%
(cost $28,476,203)			$29,064,225

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2020, the aggregate value of Rule 144A securities was $9,199,782, which represents 31.79% of the Series’ net assets. See Note 11 in “Notes to financial statements.”
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
^	Zero-coupon security. The rate shown is the effective yield through maturity.

12

The following foreign currency exchange contracts were outstanding at December 31, 2020:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Depreciation
TD	EUR	(605,000)	USD	734,878	1/15/21	$(4,510)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represents the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
CLO – Collateralized Loan Obligation
DIFC – Dubai International Financial Centre
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
S.F. – Single Family
TD – TD Bank
USBMMY3M – US Treasury 3 Month Bill Money Market Yield
yr – Year

Summary of currencies:
EUR – European Monetary Unit
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

13

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

December 31, 2020

Assets:
Investments, at value*	$29,064,225
Dividends and interest receivable	168,846
Receivable for series shares sold	1,216
Other assets	1,435
Total Assets	29,235,722
Liabilities:
Due to custodian	1
Payable for securities purchased	250,000
Reports and statements to shareholders expenses payable to non-affiliates	13,250
Accounting and administration fees payable to non-affiliates	10,616
Other accrued expenses	9,675
Investment management fees payable to affiliates	5,571
Audit and tax fees payable	5,000
Unrealized depreciation on foreign currency exchange contracts	4,510
Accounting and administration expenses payable to affiliates	421
Payable for series shares redeemed	335
Dividend disbursing and transfer agent fees and expenses payable to affiliates	186
Trustees’ fees and expenses payable	95
Legal fees payable to affiliates	52
Reports and statements to shareholders expenses payable to affiliates	29
Total Liabilities	299,741
Total Net Assets	$28,935,981

Net Assets Consist of:
Paid-in capital	$29,965,325
Total distributable earnings (loss)	(1,029,344)
Total Net Assets	$28,935,981

Net Asset Value
Standard Class:
Net assets	$28,935,981
Shares of beneficial interest outstanding, unlimited authorization, no par	2,970,509
Net asset value per share	$9.74
____________________
* Investments, at cost	$28,476,203

See accompanying notes, which are an integral part of the financial statements.

14

Statement of operations
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Year ended December 31, 2020

Investment Income:
Interest	$599,393
Dividends	1,387
600,780

Expenses:
Management fees	149,932
Audit and tax fees	72,322
Accounting and administration expenses	44,792
Reports and statements to shareholders expenses	24,007
Dividend disbursing and transfer agent fees and expenses	2,533
Trustees’ fees and expenses	1,754
Custodian fees	1,117
Legal fees	549
Registration fees	12
Other	11,571
308,589
Less expenses waived	(83,204)
Less expenses paid indirectly	(448)
Total operating expenses	224,937
Net Investment Income	375,843
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	281,784
Foreign currencies	1,544
Foreign currency exchange contracts	(999)
Net realized gain	282,329
Net change in unrealized appreciation (depreciation) of:
Investments	465,334
Foreign currency exchange contracts	(4,510)
Net change in unrealized appreciation (depreciation)	460,824
Net Realized and Unrealized Gain	743,153
Net Increase in Net Assets Resulting from Operations	$1,118,996

See accompanying notes, which are an integral part of the financial statements.

15

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

	Year ended
	12/31/20	12/31/19
Increase in Net Assets from Operations:
Net investment income	$375,843	$714,736
Net realized gain	282,329	455,374
Net change in unrealized appreciation (depreciation)	460,824	181,974
Net increase in net assets resulting from operations	1,118,996	1,352,084

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(841,238)	(212,829)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	3,522,260	1,672,149

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	841,238	212,829
	4,363,498	1,884,978
Cost of shares redeemed:
Standard Class	(7,417,491)	(4,833,772)
Decrease in net assets derived from capital share transactions	(3,053,993)	(2,948,794)
Net Decrease in Net Assets	(2,776,235)	(1,809,539)

Net Assets:
Beginning of year	31,712,216	33,521,755
End of year	$28,935,981	$31,712,216

See accompanying notes, which are an integral part of the financial statements.

16

Financial highlights
Delaware VIP® Limited Duration Bond Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$9.66	$9.34	$9.61	$9.66	$9.69

Income (loss) from investment operations
Net investment income (loss)[2]	0.12	0.21	0.05	0.10	(0.03)
Net realized and unrealized gain (loss)	0.24	0.17	(0.07)	0.02	0.09
Total from investment operations	0.36	0.38	(0.02)	0.12	0.06

Less dividends and distributions from:
Net investment income	(0.28)	(0.06)	(0.25)	(0.17)	(0.09)
Total dividends and distributions	(0.28)	(0.06)	(0.25)	(0.17)	(0.09)

Net asset value, end of period	$9.74	$9.66	$9.34	$9.61	$9.66
Total return[3]	3.79%	4.09%	(0.22% )	1.26%	0.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,936	$31,712	$33,522	$7,220	$7,837
Ratio of expenses to average net assets[4]	0.75%	0.86%	1.15%	1.01%	1.06%
Ratio of expenses to average net assets prior to fees waived[4]	1.03%	1.10%	1.30%	1.16%	1.21%
Ratio of net investment income (loss) to average net assets	1.25%	2.15%	0.49%	1.09%	(0.34% )
Ratio of net investment income (loss) to average net assets prior
to fees waived	0.97%	1.91%	0.34%	0.94%	(0.49% )
Portfolio turnover	126%	108%	268%	82%	78%

[1]

On October 4, 2019, the First Investors Life Series Limited Duration Bond Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Limited Duration Bond Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Limited Duration Bond Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Limited Duration Bond Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under

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“Net realized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $447 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.75% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $5,025 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $2,249 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $1,030 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.
____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$12,089,157
Purchases of US government securities	24,526,310
Sales other than US government securities	11,202,893
Sales of US government securities	28,618,373

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The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$28,592,285
Aggregate unrealized appreciation of investments and derivatives	$505,873
Aggregate unrealized depreciation of investments and derivatives	(38,443)
Net unrealized appreciation of investments	$467,430

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Total
Securities
Assets:
Agency Mortgage-Backed Securities	$—	$2,523,553	$2,523,553
Collateralized Debt Obligations	—	2,094,913	2,094,913
Corporate Bonds	—	13,301,946	13,301,946
Non-Agency Asset-Backed Securities	—	2,760,079	2,760,079
Sovereign Bonds	—	739,300	739,300
US Treasury Obligations	—	6,893,034	6,893,034
Short-Term Investments	751,400	—	751,400
Total Value of Securities	$751,400	$28,312,825	$29,064,225

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

3. Investments (continued)

	Level 1	Level 2	Total
Derivatives[1]
Liabilities:
Foreign Currency Exchange Contracts	$—	$(4,510)	$(4,510)

[1]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$841,238	$212,829

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$29,965,325
Undistributed ordinary income	587,158
Capital loss carryforwards*	(2,083,932)
Unrealized appreciation (depreciation) of investments and foreign
currencies	467,430
Net assets	$28,935,981

*	$2,147,055 of this loss which can be utilized is subject to an annual limitation in accordance with the Internal Revenue Code 382 due to an ownership change on July 1, 2020.

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on foreign currency contracts and market premium and discount on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2020, $125,901 of capital loss carryforwards was utilized.

At December 31, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$1,017,848	$1,066,084	$2,083,932

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6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	364,350	175,965
Shares issued upon reinvestment of dividends and distributions:
Standard Class	88,551	22,690
	452,901	198,655
Shares redeemed:
Standard Class	(766,105)	(505,917)
Net decrease	(313,204)	(307,262)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

8. Derivatives (continued)

the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended December 31, 2020, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

During the year ended December 31, 2020, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

The table below summarizes the average balance of derivative holdings by the Series during the year ended December 31, 2020:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$2,903	$43,570

9. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At December 31, 2020, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

		Gross Value of
	Gross Value of	Derivative
Counterparty	Derivative Asset	Liability	Net Position
TD Bank	$—	$(4,510)	$(4,510)

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
TD Bank	$(4,510)	$—	$—	$—	$—	$(4,510)

(a)	The value of the related collateral exceeded the value of the derivatives as of December 31, 2020, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required

24

percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

11. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, "IBORs" ) could have adverse impacts on financial instruments that reference LIBOR (or corresponding IBOR). The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

11. Credit and Market Risk (continued)

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which

26

may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

27

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Limited Duration Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Limited Duration Bond Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Limited Duration Bond Fund (subsequent to reorganization, known as Delaware VIP Limited Duration Bond Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

28

Other Series information (Unaudited)
Delaware VIP® Limited Duration Bond Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%
____________________

(A) is based on a percentage of the Series’ total distributions.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Limited Duration Bond Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Limited Duration Bond Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for

29

Other Series information (Unaudited)
Delaware VIP® Limited Duration Bond Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Limited Duration Bond Series at a meeting held August 11-13, 2020 (continued)

the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all short-intermediate investment-grade debt funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, 5-, and 10-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Series’ performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered that much of the Series’ underperformance preceded Management’s acquisition of the Series in October 2019. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the

30

Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

31

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

32

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

33

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

34

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

35

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

36

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPLDB-221

Delaware VIP® Trust

Delaware VIP Opportunity Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	5
Security type / sector allocation and top 10 equity holdings	6
Schedule of investments	7
Statement of assets and liabilities	10
Statement of operations	11
Statements of changes in net assets	12
Financial highlights	13
Notes to financial statements	14
Report of independent registered public accounting firm	21
Other Series information	22
Board of trustees / directors and officers addendum	25

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Opportunity Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Opportunity Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek long-term capital growth.

For the fiscal year ended December 31, 2020, Delaware VIP Opportunity Series (the “Series”) Standard Class shares gained 10.80%. The figure reflects all dividends reinvested. For the same period, the Series’ benchmark, the Russell 2500™ Index, appreciated 19.99%.

Over the year, small-cap stocks outperformed mid-cap stocks. The smaller-cap Russell 2000® Index gained 19.96% for the year while the Russell Midcap® Index gained 17.10%. Growth companies outperformed value companies during the year as Russell 2500™ Growth Index appreciated 40.47% versus the 4.88% gain for the Russell 2500™ Value Index.

In the Russell 2500 Index, high-beta (higher risk) companies outperformed lower-beta (lower risk) stocks, and companies without earnings – as well as those with higher price-to-earnings (P/E) ratios – returned more on average than companies with lower P/E ratios. Sector-level performance within the Russell 2500 Index was mostly positive with 12 of 16 sectors advancing. The weakest-performing sector in the benchmark over the fiscal year was energy, which declined more than 35%. The real estate investment trust (REIT), media, and finance sectors in the benchmark declined during the year. The technology, healthcare, and communications services sectors in the benchmark were the strongest performing, each advancing more than 30% during the fiscal year.

Stock selection was the most significant detractor from the Series’ performance for the fiscal year. The technology sector in the benchmark was the strongest performing sector for the 12-month period, and the Series’ holdings in the sector did not advance by as much as those in the benchmark, which detracted. Stock selection in the utilities sector detracted as the Series’ holdings declined on average while those in the benchmark advanced. Stock selection in the capital goods and basic materials sectors detracted as the Series’ holdings in those sectors lagged the returns of those sectors in the benchmark. Stock selection in the healthcare sector contributed. The Series also benefited from relative underweights to the energy and media sectors.

In the utilities sector, shares of local distribution company (LDC) South Jersey Industries Inc. detracted during the fiscal year. During the year, natural gas utilities in the LDC industry underperformed due to investor pessimism regarding the potential impacts from decarbonization and regulatory developments. While shares of South Jersey Industries declined during the year, the company’s earnings were resilient, and financials supported its 22nd consecutive year of dividend increase. In September, the New Jersey Board of Public Utilities approved increases in South Jersey Industries’ base rates and recognized the company’s investments to enhance the safety, reliability, and resiliency of its natural gas distribution system. We maintained a position in South Jersey Industries as the company is trading at a valuation below that of our estimate of its intrinsic value and has, in our view, a favorable capital plan to drive customer growth.

In the first quarter of the fiscal year, we initiated a position in biopharmaceutical company Intercept Pharmaceuticals Inc. Intercept is focused on the development and commercialization of novel therapeutics to treat progressive non-viral liver diseases, including primary biliary cholangitis (PBC) and nonalcoholic steatohepatitis (NASH). Shares of Intercept detracted during the fiscal year as the company’s stock declined after it received a complete response letter (CRL) from the US Food and Drug Administration (FDA) regarding the company’s new drug application (NDA) for obeticholic acid (OCA) for the treatment of fibrosis due to NASH. The letter indicated that Intercept should submit additional post-interim analysis efficacy and safety data from its ongoing study to support a potential accelerated approval. Following the letter, the company worked with the FDA and provided initial feedback to investors later in the fiscal year that it could refile its NDA in 2021. We maintained the Series’ position in Intercept as the company lead therapy, Ocaliva is approved by the FDA for PBC and its NASH trial is in Phase 3 trials.

Shares of glucose monitoring systems company DexCom Inc. contributed to performance in the healthcare sector. During the year, DexCom’s financial results continued to grow and exceeded expectations. The company’s growth in international markets benefited by gaining approval for its products in multiple new countries. In the US, DexCom’s G6 continuous glucose monitoring system received temporary approval from the FDA for in-hospital use as a way to improve the glucose management of COVID-19 patients and reduce both the workload and risk of infection for the healthcare workers tasked with caring for these individuals. We exited the Series’ position in DexCom prior to the end of the fiscal year as its market cap had grown larger than the upper end of the benchmark.

II-VI Inc. develops and markets engineered materials and optoelectronic components for use in industrial material processing, optical communications, and consumer electronics. The company also serves automotive and military markets. II-VI is vertically integrated, differentiating it from its competitors and, more importantly, in our opinion, providing exposure to several emerging mega trends including 5G, cloud computing, 3D LiDAR sensors, electronic vehicles, and silicon carbide (SiC) devices and modules for power electronics. During the year,

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Opportunity Series

II-VI outperformed and we maintained the Series’ position in the company as we believe II-VI appears well positioned for future potential growth as it provides support to these emerging trends.

With respect to sector positioning, the Series ended the year with its largest relative underweights to companies in the healthcare, business services, energy, media, communications services, and credit cyclicals sectors. The Series held notable relative overweights in the capital goods, basic materials, finance, and transportation sectors at the end of the fiscal year. On balance, we believe the macroeconomic environment favors active managers that can apply thorough company-level analysis when making investment decisions. We continue to maintain our strategy of investing in companies that, we believe, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the ability to potentially deliver value to shareholders.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Opportunity Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	Lifetime
Standard Class shares (commenced operations on December 17, 2012)	+10.80%	+6.85%	+9.46%	+11.04%
Russell 2500 Index	+19.99%	+11.33%	+13.64%	+13.19%*

*	The benchmark lifetime return is calculated using the last business day in the month of the Series’ inception date.

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.83%, while total operating expenses for Standard Class shares were 0.91%. The management fee for Standard Class shares was 0.75%.The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Equity securities are subject to price fluctuation and possible loss of principal.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, ad generally function as if they were stocks.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Opportunity Series

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.
____________________

**	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance of a $10,000 investment
For period beginning December 17, 2012 (Series’ inception date) through December 31, 2020

For period beginning December 17, 2012 (Series’ inception date) through December 31, 2020	Starting value	Ending value
Russell 2500 Index	$10,000	$27,286
Delaware VIP Opportunity Series — Standard Class shares	$10,000	$23,206

The graph shows a $10,000 investment in Delaware VIP Opportunity Series Standard Class shares for the period from December 17, 2012 through December 31, 2020.

The graph also shows $10,000 invested in the Russell 2500 Index for the period from December 17, 2012 through December 31, 2020.

The Russell 2500 Index measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000 Index, mentioned on page 1, measures the performance of the small-cap segment of the US equity universe.

The Russell Midcap Index, mentioned on page 1, measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index.

The Russell 2500 Growth Index, mentioned on page 1, measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Value Index, mentioned on page 1, measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

4

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,294.50	0.83%	$4.79
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.96	0.83%	$4.22

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

5

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP Opportunity Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock	99.00%
Basic Materials	8.76%
Business Services	4.01%
Capital Goods	12.74%
Consumer Discretionary	4.68%
Consumer Services	3.17%
Consumer Staples	2.50%
Credit Cyclicals	2.56%
Energy	1.22%
Financial Services	14.43%
Healthcare	14.51%
Media	1.05%
Real Estate Investment Trusts	6.55%
Technology	18.03%
Transportation	1.68%
Utilities	3.11%
Short-Term Investments	1.07%
Total Value of Securities	100.07%
Liabilities Net of Receivables and Other
Assets	(0.07% )
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Proofpoint	1.41%
Ultragenyx Pharmaceutical	1.41%
Catalent	1.38%
Reliance Steel & Aluminum	1.30%
PTC	1.30%
II-VI	1.26%
Bio-Techne	1.24%
Huntsman	1.23%
Knight-Swift Transportation Holdings	1.13%
Repligen	1.12%

6

Schedule of investments
Delaware VIP® Trust — Delaware VIP Opportunity Series

December 31, 2020

	Number
	of shares	Value (US $)
Common Stock — 99.00%
Basic Materials — 8.76%
Balchem	4,980	$573,796
Boise Cascade	7,805	373,079
Eastman Chemical	6,088	610,505
Ferro †	14,383	210,423
Huntsman	41,875	1,052,737
Kaiser Aluminum	9,042	894,254
Minerals Technologies	14,215	883,036
Neenah	16,568	916,542
Reliance Steel & Aluminum	9,290	1,112,477
Worthington Industries	17,043	874,988
		7,501,837
Business Services — 4.01%
ABM Industries	13,670	517,273
Aramark	20,463	787,416
ASGN †	9,823	820,515
Casella Waste Systems
Class A †	7,037	435,942
US Ecology	13,629	495,142
WillScot Mobile Mini
Holdings †	16,435	380,799
		3,437,087
Capital Goods — 12.74%
Barnes Group	7,601	385,295
BWX Technologies	10,612	639,691
Columbus McKinnon	5,059	194,468
ESCO Technologies	6,863	708,399
Federal Signal	9,474	314,253
Gates Industrial †	20,346	259,615
Graco	9,176	663,884
Jacobs Engineering Group	7,104	774,052
Kadant	5,262	741,837
KBR	12,959	400,822
Lincoln Electric Holdings	7,970	926,512
MasTec †	7,319	499,009
Oshkosh	9,042	778,245
Quanta Services	13,026	938,132
Rexnord	18,500	730,565
Tetra Tech	3,230	373,969
United Rentals †	3,919	908,855
Woodward	5,598	680,325
		10,917,928
Consumer Discretionary — 4.68%
American Eagle Outfitters	22,527	452,117
BJ’s Wholesale Club
Holdings †	7,437	277,251
Dick’s Sporting Goods	7,764	436,414
Five Below †	5,414	947,342
Malibu Boats Class A †	12,831	801,168
Sonic Automotive Class A	5,147	198,520
Steven Madden	25,528	901,649
		4,014,461
Consumer Services — 3.17%
Allegiant Travel	1,730	327,385
Brinker International	4,672	264,295
Chuy’s Holdings †	9,082	240,582
Jack in the Box	6,289	583,619
Texas Roadhouse	6,549	511,870
Wendy’s	36,143	792,255
		2,720,006
Consumer Staples — 2.50%
Casey’s General Stores	5,200	928,824
Helen of Troy †	1,977	439,270
J & J Snack Foods	4,977	773,276
		2,141,370
Credit Cyclicals — 2.56%
BorgWarner	15,332	592,429
KB Home	9,967	334,094
La-Z-Boy	8,580	341,827
Taylor Morrison Home †	14,036	360,023
Toll Brothers	13,097	569,327
		2,197,700
Energy — 1.22%
Diamondback Energy	15,886	768,882
Patterson-UTI Energy	7,546	39,692
PDC Energy †	11,354	233,098
		1,041,672
Financial Services — 14.43%
American Equity
Investment Life Holding	2,711	74,986
Axis Capital Holdings	11,687	588,908
Comerica	7,462	416,827
East West Bancorp	16,585	841,025
Essent Group	15,708	678,586
First Financial Bancorp	31,351	549,583
Great Western Bancorp	15,890	332,101
Hamilton Lane Class A	4,235	330,542
Independent Bank Group	8,708	544,424
Kemper	6,490	498,627
NMI Holdings Class A †	20,273	459,183
Primerica	5,186	694,561
Reinsurance Group of
America	5,856	678,710
Selective Insurance Group	9,802	656,538
South State	9,129	660,027
Sterling Bancorp	28,300	508,834

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Opportunity Series

	Number
	of shares	Value (US $)
Common Stock (continued)
Financial Services (continued)
Stifel Financial	14,878	$750,744
Umpqua Holdings	42,305	640,498
Valley National Bancorp	48,979	477,545
Webster Financial	17,677	745,086
Western Alliance Bancorp	9,180	550,341
WSFS Financial	15,288	686,125
		12,363,801
Healthcare — 14.51%
Agios Pharmaceuticals †	10,334	447,772
Amicus Therapeutics †	23,020	531,532
Bio-Techne	3,351	1,064,110
Blueprint Medicines †	6,512	730,321
Catalent †	11,376	1,183,900
Encompass Health	11,103	918,107
Exact Sciences †	4,889	647,744
Halozyme Therapeutics †	15,369	656,410
ICON †	3,628	707,387
Intercept
Pharmaceuticals †	7,188	177,544
Ligand Pharmaceuticals †	5,598	556,721
Natera †	5,950	592,144
Neurocrine Biosciences †	8,364	801,689
Quidel †	3,368	605,061
Repligen †	5,028	963,516
Supernus
Pharmaceuticals †	15,292	384,747
Teladoc Health †	1,249	249,750
Ultragenyx
Pharmaceutical †	8,739	1,209,740
		12,428,195
Media — 1.05%
Cinemark Holdings	19,774	344,265
Interpublic Group of
Companies	23,468	551,968
		896,233
Real Estate Investment Trusts — 6.55%
American Assets Trust	9,331	269,479
Apartment Income REIT †	15,308	587,980
Brixmor Property Group	31,164	515,764
Camden Property Trust	6,457	645,183
Cousins Properties	20,561	688,794
EastGroup Properties	2,677	369,587
EPR Properties	7,805	253,663
First Industrial Realty Trust	13,568	571,620
Kite Realty Group Trust	24,909	372,639
Lexington Realty Trust	36,786	390,667
Life Storage	3,806	454,398
Pebblebrook Hotel Trust	14,970	281,436
Physicians Realty Trust	12,058	214,632
		5,615,842
Technology — 18.03%
Blackline †	2,626	350,256
Box Class A †	10,459	188,785
Brooks Automation	8,448	573,197
Chegg †	6,703	605,482
ExlService Holdings †	10,560	898,973
Glu Mobile †	24,642	222,024
Guidewire Software †	4,948	636,956
II-VI †	14,256	1,082,886
J2 Global †	9,190	897,771
LendingTree †	2,428	664,762
MACOM Technology
Solutions Holdings †	9,926	546,327
MaxLinear †	20,553	784,919
Medallia †	14,353	476,807
NETGEAR †	11,431	464,441
Paycom Software †	616	278,586
Proofpoint †	8,870	1,209,957
PTC †	9,293	1,111,536
Rapid7 †	6,816	614,531
Semtech †	11,230	809,571
Silicon Laboratories †	1,845	234,942
SS&C Technologies
Holdings	11,644	847,101
Tyler Technologies †	762	332,628
Varonis Systems †	1,545	252,777
WNS Holdings ADR †	12,505	900,985
Yelp †	14,012	457,772
		15,443,972
Transportation — 1.68%
Knight-Swift Transportation
Holdings	23,037	963,407
Werner Enterprises	12,050	472,601
		1,436,008
Utilities — 3.11%
Black Hills	8,252	507,085
NorthWestern	13,021	759,255
South Jersey Industries	31,110	670,421
Spire	11,355	727,174
		2,663,935
Total Common Stock
(cost $70,784,683)		84,820,047

8

	Number
	of shares	Value (US $)
Short-Term Investments — 1.07%
Money Market Mutual Funds — 1.07%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	228,815	$228,815
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	228,815	228,815
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	228,815	228,815
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	228,815	228,815
Total Short-Term Investments
(cost $915,260)		915,260
Total Value of
Securities—100.07%
(cost $71,699,943)		$85,735,307

†	Non-income producing security.

Summary of abbreviations:
ADR – American Depositary Receipt
GS – Goldman Sachs
REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

9

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Opportunity Series

December 31, 2020

Assets:
Investments, at value*	$85,735,307
Dividends receivable	70,563
Receivable for series shares sold	2,427
Other assets	2,115
Total Assets	85,810,412
Liabilities:
Due to custodian	29
Investment management fees payable to affiliates	42,729
Payable for series shares redeemed	32,625
Payable for securities purchased	23,381
Reports and statements to shareholders expenses payable to non-affiliates	13,237
Accounting and administration fees payable to non-affiliates	12,556
Audit and tax fees payable	4,500
Other accrued expenses	3,472
Accounting and administration expenses payable to affiliates	580
Dividend disbursing and transfer agent fees and expenses payable to affiliates	542
Trustees’ fees and expenses payable	261
Legal fees payable to affiliates	143
Reports and statements to shareholders expenses payable to affiliates	86
Total Liabilities	134,141
Total Net Assets	$85,676,271

Net Assets Consist of:
Paid-in capital	$69,172,536
Total distributable earnings (loss)	16,503,735
Total Net Assets	$85,676,271

Net Asset Value
Standard Class:
Net assets	$85,676,271
Shares of beneficial interest outstanding, unlimited authorization, no par	5,009,261
Net asset value per share	$17.10
____________________
* Investments, at cost	$71,699,943

See accompanying notes, which are an integral part of the financial statements.

10

Statement of operations
Delaware VIP® Trust — Delaware VIP Opportunity Series

Year ended December 31, 2020

Investment Income:
Dividends	$1,704,821

Expenses:
Management fees	547,745
Audit and tax fees	54,498
Accounting and administration expenses	51,861
Reports and statements to shareholders expenses	27,958
Custodian fees	6,134
Dividend disbursing and transfer agent fees and expenses	6,103
Legal fees	4,290
Trustees’ fees and expenses	4,187
Registration fees	722
Other	2,157
705,655
Less expenses waived	(99,286)
Less expenses paid indirectly	(1,249)
Total operating expenses	605,120
Net Investment Income	1,099,701
Net Realized and Unrealized Gain:
Net realized gain on investments	1,404,183
Net change in unrealized appreciation (depreciation) of investments	6,145,419
Net Realized and Unrealized Gain	7,549,602
Net Increase in Net Assets Resulting from Operations	$8,649,303

See accompanying notes, which are an integral part of the financial statements.

11

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Opportunity Series

	Year ended
	12/31/20	12/31/19
Increase in Net Assets from Operations:
Net investment income	$1,099,701	$492,100
Net realized gain	1,404,183	12,145,268
Net change in unrealized appreciation (depreciation)	6,145,419	6,796,778
Net increase in net assets resulting from operations	8,649,303	19,434,146

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(12,579,339)	(2,832,760)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	4,765,458	5,636,422

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	12,579,339	2,832,760
	17,344,797	8,469,182
Cost of shares redeemed:
Standard Class	(10,079,917)	(6,924,307)
Increase in net assets derived from capital share transactions	7,264,880	1,544,875
Net Increase in Net Assets	3,334,844	18,146,261

Net Assets:
Beginning of year	82,341,427	64,195,166
End of year	$85,676,271	$82,341,427

See accompanying notes, which are an integral part of the financial statements.

12

Financial highlights
Delaware VIP® Opportunity Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$19.50	$15.58	$18.76	$15.87	$14.73

Income (loss) from investment operations
Net investment income[2]	0.22	0.11	0.24	0.10	0.12
Net realized and unrealized gain (loss)	0.36	4.49	(3.08)	2.90	1.09
Total from investment operations	0.58	4.60	(2.84)	3.00	1.21

Less dividends and distributions from:
Net investment income	(0.12)	(0.23)	(0.10)	(0.11)	(0.07)
Net realized gain	(2.86)	(0.45)	(0.24)	—	—
Total dividends and distributions	(2.98)	(0.68)	(0.34)	(0.11)	(0.07)

Net asset value, end of period	$17.10	$19.50	$15.58	$18.76	$15.87
Total return[3]	10.80% [4]	30.11% [4]	(15.38% )	19.00%	8.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$85,676	$82,342	$64,195	$69,977	$52,737
Ratio of expenses to average net assets[5]	0.83%	0.84%	0.83%	0.84%	0.87%
Ratio of expenses to average net assets prior to fees waived[5]	0.97%	0.89%	0.83%	0.84%	0.87%
Ratio of net investment income to average net assets	1.50%	0.65%	1.34%	0.59%	0.83%
Ratio of net investment income to average net assets prior to
fees waived	1.36%	0.60%	1.34%	0.59%	0.83%
Portfolio turnover	31%	125% [6]	59%	30%	31%
[1]

On October 4, 2019, the First Investors Life Series Opportunity Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Opportunity Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Opportunity Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Opportunity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Opportunity Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such

14

components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $1,249 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.83% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $6,493 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $5,477 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $2,465 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Opportunity Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.
____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$22,324,066
Sales	25,771,358

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$71,801,852
Aggregate unrealized appreciation of investments	$17,491,738
Aggregate unrealized depreciation of investments	(3,558,283)
Net unrealized appreciation of investments	$13,933,455

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

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Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

Level 1
Securities
Assets:
Common Stock	$84,820,047
Short-Term Investments	915,260
Total Value of Securities	$85,735,307

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$3,177,010	$941,032
Long-term capital gains	9,402,329	1,891,728
Total	$12,579,339	$2,832,760

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$69,172,536
Undistributed ordinary income	2,570,280
Unrealized appreciation of investments	13,933,455
Net assets	$85,676,271

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Opportunity Series

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	339,961	319,545
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,114,202	164,986
	1,454,163	484,531
Shares redeemed:
Standard Class	(667,790)	(382,909)
Net increase	786,373	101,622

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored

18

enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2020. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2020, there were no Rule 144A securities held by the Series.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Opportunity Series

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Opportunity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Opportunity Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements 0f changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Opportunity Fund (subsequent to reorganization, known as Delaware VIP Opportunity Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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Other Series information (Unaudited)
Delaware VIP® Opportunity Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	74.74%
(B) Ordinary Income Distributions (Tax Basis)	25.26%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	30.14%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on the Series’ ordinary income distributions.
[1] Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Opportunity Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Opportunity Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

22

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all mid-cap core funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 3-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 5- and 10-year periods was in the third quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information

23

Other Series information (Unaudited)
Delaware VIP® Opportunity Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Opportunity Series at a meeting held August 11-13, 2020 (continued)

to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

24

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

25

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

26

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

27

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

28

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

29

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPOP-221

Delaware VIP® Trust

Delaware VIP Special Situations Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	2
Disclosure of Series expenses	4
Security type / sector allocation and top 10 equity holdings	5
Schedule of investments	6
Statement of assets and liabilities	8
Statement of operations	9
Statements of changes in net assets	10
Financial highlights	11
Notes to financial statements	12
Report of independent registered public accounting firm	19
Other Series information	20
Board of trustees / directors and officers addendum	23

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Special Situations Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Special Situations Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek long-term growth of capital.

For the fiscal year ended December 31, 2020, Delaware VIP Special Situations Series (the “Series”) Standard Class shares declined -1.85%. This figure reflects all dividends reinvested. The Series’ benchmark, the Russell 2000® Value Index, advanced 4.63% for the same period.

During the fiscal year, growth companies outperformed value companies across the United States market capitalization spectrum as investors appeared to favor momentum over quality. The performance disparity between value companies and growth companies was significant in small-cap equities as the Russell 2000 Growth Index advanced 34.63% during the fiscal year.

Sector performance for the fiscal year was mixed within the Russell 2000 Value Index, with nine sectors advancing and four sectors declining. The strongest-performing sectors in the benchmark were healthcare, consumer staples, and technology, each returning more than 25% for the fiscal year while the energy sector was by far the weakest sector in the benchmark, declining more than 35%. The other three sectors that declined were the real estate investment trust (REIT), financial services, and utilities sectors.

Within the Series, stock selection and sector positioning detracted. The largest relative detractor from performance was the Series’ performance in the consumer services sector as the Series’ holdings in the sector declined on average while those in the benchmark advanced. While the Series’ returns in the healthcare sector essentially matched the sector returns in the benchmark, the Series’ allocation underweight to the healthcare sector detracted from performance. The Series’ holdings in the energy sector detracted as these holdings declined more on average than those in the energy sector of the benchmark. Contributing on a relative basis was stock selection and a relative underweight allocation in the REIT sector as the Series’ holdings declined by less than those in the REIT sector of the benchmark. Additionally, stock selection contributed in the financial services and capital spending sectors.

Shares of movie theater company Cinemark Holdings Inc. detracted from the Series’ relative performance during the fiscal year. In mid-March, Cinemark announced the temporary closure of all its theaters to protect employees and moviegoers from the coronavirus. Cinemark’s stock price declined given that revenue was likely to be lower than expected. Prior to the end of the fiscal year, we sold the Series’ position in Cinemark as we believe the company may, for a period, be unable to generate free cash flow.

Great Western Bancorp Inc. is a bank holding company headquartered in South Dakota with branches in South Dakota, Iowa, Nebraska, Colorado, Arizona, Kansas, and Missouri that specializes in agribusiness banking. During the fiscal year, Great Western Bancorp detracted from performance when it reported an increase in provision expenses related to loans made to hospitals and hotels. We maintained the Series’ position in Great Western as the company cut its dividend to increase its capital levels and trades at near historically low valuation levels.

Teradyne Inc., a supplier of automation equipment for test and industrial applications, designs systems used to test semiconductors, wireless products, and electronic systems. It also produces collaborative industrial-use robots. Shares of Teradyne contributed during the fiscal year as Teradyne reported multiple quarters of improved financial results driven by stronger-than-expected test revenues and demand trends.

Altra Industrial Motion Corp. is a premier global designer and producer of a wide range of motion control and power transmission solutions. Altra contributed to the Series’ performance for the fiscal year. The company made cost reductions early in the period to maintain financial flexibility. Likewise, by reducing its dividend early in the period, the company had additional cash available that it used to pay down debt. Having benefited from cost reductions that led to improved earnings, Altra was able to increase its dividend later in the fiscal year.

Compared with the benchmark, the Series ended the fiscal year overweight in the technology, capital spending, transportation, financial services, and consumer staples sectors. The Series ended the period with notable underweights in the consumer services, healthcare, REIT, and utilities sectors. We continue to identify new companies across several sectors in the market, trading at what we view as attractive valuations that have been able to generate strong free cash flow.

Toward the end of the fiscal year, companies began to reinitiate earnings guidance, although most guidance is given along with several qualifiers and within a range. We recognize that many businesses are likely to lack an earnings catalyst until the pandemic and broader health issues show some resolution and clarity. We believe capital expenditures and dividends are likely to remain subdued as many firms focus on their balance sheets. Additionally, at the end of the fiscal year, some companies announced plans to resume share repurchases.

Our team’s disciplined philosophy remains unchanged. We continue to focus on bottom-up stock selection and specifically on identifying companies that, in our view, trade at attractive valuations, generate strong free cash flow, and have the ability to implement shareholder-friendly policies through share buybacks, dividend increases, and debt reduction.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.	1

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Special Situations Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on November 9, 1987)	-1.85%	-0.49%	+6.23%	+7.73%	—
Russell 2000 Value Index	+4.63%	+3.72%	+9.65%	+8.66%	—

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.80%, while total operating expenses for Standard Class shares were 0.84%. The management fee for Standard Class shares was 0.75%.The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.80% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Equity securities are subject to price fluctuation and possible loss of principal.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

2

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance of a $10,000 investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
Russell 2000 Value Index	$10,000	$22,943
Delaware VIP Special Situations Series — Standard Class shares	$10,000	$21,059

The graph shows a $10,000 investment in Delaware VIP Special Situations Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the Russell 2000 Value Index for the period from December 31, 2010 through December 31, 2020.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Growth Index, mentioned on page 1, measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

3

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,327.50	0.80%	$4.68
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.11	0.80%	$4.06

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

4

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP Special Situations Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock ◆	99.41%
Basic Industry	7.38%
Business Services	1.99%
Capital Spending	10.22%
Consumer Cyclical	4.26%
Consumer Services	10.40%
Consumer Staples	3.79%
Energy	3.29%
Financial Services*	27.48%
Healthcare	3.60%
Real Estate Investment Trusts	8.43%
Technology	11.91%
Transportation	3.03%
Utilities	3.63%
Short-Term Investments	0.51%
Total Value of Securities	99.92%
Receivables and Other Assets Net of Liabilities	0.08%
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*

To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Financial Services sector consisted of Bank, Diversified Financial Services and Insurance. As of December 31, 2020, such amounts, as a percentage of total net assets were 20.29%, 2.25% and 4.94%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the Financial Services sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
East West Bancorp	3.02%
MasTec	2.49%
Stifel Financial	2.26%
ITT	1.93%
Berry Global Group	1.93%
Webster Financial	1.86%
Western Alliance Bancorp	1.78%
Flex	1.77%
Hancock Whitney	1.74%
Altra Industrial Motion	1.71%

5

Schedule of investments
Delaware VIP® Trust — Delaware VIP Special Situations Series

December 31, 2020

	Number
	of shares	Value (US $)
Common Stock — 99.41% ◆
Basic Industry — 7.38%
Arconic †	55,100	$1,641,980
Ashland Global Holdings	18,000	1,425,600
Avient	11,965	481,950
Berry Global Group †	74,800	4,203,012
HB Fuller	36,400	1,888,432
Huntsman	76,700	1,928,238
Louisiana-Pacific	94,900	3,527,433
Summit Materials Class A †	48,200	967,856
		16,064,501
Business Services — 1.99%
Deluxe	20,000	584,000
PAE †	60,300	553,554
WESCO International †	40,800	3,202,800
		4,340,354
Capital Spending — 10.22%
Altra Industrial Motion	67,300	3,730,439
Atkore International Group †	55,400	2,277,494
H&E Equipment Services	35,500	1,058,255
ITT	54,600	4,205,292
KBR	49,132	1,519,653
MasTec †	79,400	5,413,492
Primoris Services	59,550	1,644,175
Rexnord	60,500	2,389,145
		22,237,945
Consumer Cyclical — 4.26%
Adient †	54,300	1,888,011
Barnes Group	38,500	1,951,565
KB Home	55,100	1,846,952
Knoll	58,500	858,780
Meritage Homes †	25,400	2,103,628
Standard Motor Products	15,300	619,038
		9,267,974
Consumer Services — 10.40%
Aaron’s †	14,050	266,388
Acushnet Holdings	28,000	1,135,120
Asbury Automotive Group †	16,000	2,331,840
Cable One	800	1,782,176
Choice Hotels International	23,900	2,550,847
Cracker Barrel Old Country Store	15,800	2,084,336
Denny’s †	39,900	585,732
PROG Holdings	28,100	1,513,747
Steven Madden	59,300	2,094,476
TEGNA	121,400	1,693,530
Texas Roadhouse	24,250	1,895,380
UniFirst	13,200	2,794,308
Wolverine World Wide	61,213	1,912,906
		22,640,786
Consumer Staples — 3.79%
Core-Mark Holding	39,100	1,148,367
J & J Snack Foods	13,900	2,159,643
Performance Food Group †	33,200	1,580,652
Scotts Miracle-Gro	7,300	1,453,722
Spectrum Brands Holdings	24,200	1,911,316
		8,253,700
Energy — 3.29%
CNX Resources †	173,600	1,874,880
Delek US Holdings	61,800	993,126
Dril-Quip †	27,100	802,702
Helix Energy Solutions Group †	173,900	730,380
Patterson-UTI Energy	167,300	879,998
WPX Energy †	231,700	1,888,355
		7,169,441
Financial Services — 27.48%
American Equity Investment Life Holding	98,200	2,716,212
Bank of NT Butterfield & Son	46,700	1,455,172
East West Bancorp	129,600	6,572,016
First Financial Bancorp	107,200	1,879,216
First Interstate BancSystem Class A	46,000	1,875,420
First Midwest Bancorp	120,800	1,923,136
FNB	312,300	2,966,850
Great Western Bancorp	87,500	1,828,750
Hancock Whitney	111,550	3,794,931
Hanover Insurance Group	25,800	3,016,536
Kemper	23,200	1,782,456
NBT Bancorp	26,200	841,020
Prosperity Bancshares	29,000	2,011,440
S&T Bancorp	36,000	894,240
Sandy Spring Bancorp	30,400	978,576
Selective Insurance Group	48,300	3,235,134
Stifel Financial	97,350	4,912,281
Synovus Financial	65,100	2,107,287
Umpqua Holdings	210,100	3,180,914
Valley National Bancorp	256,700	2,502,825
Webster Financial	95,900	4,042,185
WesBanco	48,300	1,447,068
Western Alliance Bancorp	64,550	3,869,773
		59,833,438

6

	Number
	of shares	Value (US $)
Common Stock ◆ (continued)
Healthcare — 3.60%
Avanos Medical †	41,400	$1,899,432
Integer Holdings †	26,200	2,127,178
Integra LifeSciences Holdings †	35,100	2,278,692
Service Corp. International	31,250	1,534,375
		7,839,677
Real Estate Investment Trusts — 8.43%
Brandywine Realty Trust	179,400	2,136,654
Independence Realty Trust	76,900	1,032,767
Kite Realty Group Trust	55,505	830,355
Lexington Realty Trust	193,800	2,058,156
Life Storage	20,600	2,459,434
National Health Investors	22,600	1,563,242
Outfront Media	126,700	2,478,252
RPT Realty	111,800	967,070
Spirit Realty Capital	56,300	2,261,571
STAG Industrial	34,140	1,069,265
Summit Hotel Properties	130,800	1,178,508
Washington Real Estate Investment Trust	14,700	317,961
		18,353,235
Technology — 11.91%
Cirrus Logic †	25,800	2,120,760
Coherent †	9,113	1,367,132
Concentrix †	12,400	1,223,880
Diodes †	19,200	1,353,600
Flex †	214,809	3,862,266
NCR †	18,688	702,108
NetScout Systems †	49,700	1,362,774
ON Semiconductor †	82,100	2,687,133
SYNNEX	12,400	1,009,856
Teradyne	26,600	3,189,074
Tower Semiconductor †	89,200	2,303,144
TTM Technologies †	142,200	1,961,649
Viavi Solutions †	131,400	1,967,715
Vishay Intertechnology	39,500	818,045
		25,929,136
Transportation — 3.03%
Kirby †	29,900	1,549,717
Saia †	9,700	1,753,760
SkyWest	26,350	1,062,169
Werner Enterprises	56,700	2,223,774
		6,589,420
Utilities — 3.63%
ALLETE	30,956	1,917,415
Black Hills	35,200	2,163,040
PNM Resources	12,334	598,569
South Jersey Industries	59,381	1,279,660
Southwest Gas Holdings	31,900	1,937,925
		7,896,609
Total Common Stock
(cost $194,923,115)		216,416,216

Short-Term Investments — 0.51%
Money Market Mutual Funds — 0.51%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	279,592	279,592
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	279,593	279,593
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	279,594	279,594
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	279,593	279,593
Total Short-Term Investments
(cost $1,118,372)		1,118,372
Total Value of
Securities—99.92%
(cost $196,041,487)		$217,534,588

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

7

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Special Situations Series

December 31, 2020

Assets:
Investments, at value*	$217,534,588
Receivable for securities sold	392,053
Dividends receivable	238,536
Receivable for series shares sold	1,395
Other assets	7,880
Total Assets	218,174,452
Liabilities:
Due to custodian	2
Payable for securities purchased	225,084
Investment management fees payable to affiliates	112,704
Payable for series shares redeemed	70,194
Reports and statements to shareholders expenses payable to non-affiliates	28,380
Accounting and administration fees payable to non-affiliates	13,494
Audit and tax fees payable	5,500
Other accrued expenses	4,738
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,371
Accounting and administration expenses payable to affiliates	949
Trustees’ fees and expenses payable to affiliates	649
Legal fees payable to affiliates	355
Reports and statements to shareholders expenses payable to affiliates	219
Total Liabilities	463,639
Total Net Assets	$217,710,813

Net Assets Consist of:
Paid-in capital	$200,817,323
Total distributable earnings (loss)	16,893,490
Total Net Assets	$217,710,813

Net Asset Value
Standard Class:
Net assets	$217,710,813
Shares of beneficial interest outstanding, unlimited authorization, no par	7,945,237
Net asset value per share	$27.40
____________________
* Investments, at cost	$196,041,487

See accompanying notes, which are an integral part of the financial statements.

8

Statement of operations
Delaware VIP® Trust — Delaware VIP Special Situations Series

Year ended December 31, 2020

Investment Income:
Dividends	$3,864,726

Expenses:
Management fees	1,399,921
Accounting and administration expenses	70,537
Audit and tax fees	60,140
Reports and statements to shareholders expenses	50,341
Dividend disbursing and transfer agent fees and expenses	15,518
Custodian fees	11,825
Legal fees	10,911
Trustees’ fees and expenses	10,699
Registration fees	434
Other	4,406
1,634,732
Less expenses waived	(142,490)
Less expenses paid indirectly	(1,707)
Total operating expenses	1,490,535
Net Investment Income	2,374,191
Net Realized and Unrealized Loss:
Net realized loss on investments	(6,612,222)
Net change in unrealized appreciation (depreciation) of investments	(1,823,229)
Net Realized and Unrealized Loss	(8,435,451)
Net Decrease in Net Assets Resulting from Operations	$(6,061,260)

See accompanying notes, which are an integral part of the financial statements.

9

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Special Situations Series

	Year ended
	12/31/20	12/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,374,191	$2,490,812
Net realized gain (loss)	(6,612,222)	17,409,630
Net change in unrealized appreciation (depreciation)	(1,823,229)	22,063,593
Net increase (decrease) in net assets resulting from operations	(6,061,260)	41,964,035

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(19,890,702)	(17,270,300)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	4,224,703	4,903,509

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	19,890,702	17,270,300
	24,115,405	22,173,809
Cost of shares redeemed:
Standard Class	(19,802,578)	(17,343,572)
Increase in net assets derived from capital share transactions	4,312,827	4,830,237
Net Increase (Decrease) in Net Assets	(21,639,135)	29,523,972

Net Assets:
Beginning of year	239,349,948	209,825,976
End of year	$217,710,813	$239,349,948

See accompanying notes, which are an integral part of the financial statements.

10

Financial highlights
Delaware VIP® Special Situations Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20		12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$32.21		$28.86	$40.08	$34.64	$32.40

Income (loss) from investment operations
Net investment income[2]	0.30		0.33	0.23	0.15	0.33
Net realized and unrealized gain (loss)	(2.40)		5.39	(6.17)	6.06	4.28
Total from investment operations	(2.10)		5.72	(5.94)	6.21	4.61

Less dividends and distributions from:
Net investment income	(0.42)		(0.22)	(0.18)	(0.33)	(0.18)
Net realized gain	(2.29)		(2.15)	(5.10)	(0.44)	(2.19)
Total dividends and distributions	(2.71)		(2.37)	(5.28)	(0.77)	(2.37)

Net asset value, end of period	$27.40		$32.21	$28.86	$40.08	$34.64
Total return[3]	(1.85%	)[4]	20.36% [4]	(16.60% )	18.26%	16.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$217,711		$239,350	$209,826	$255,999	$224,220
Ratio of expenses to average net assets[5]	0.80%		0.80%	0.80%	0.80%	0.81%
Ratio of expenses to average net assets prior to fees waived[5]	0.88%		0.82%	0.80%	0.80%	0.81%
Ratio of net investment income to average net assets	1.27%		1.08%	0.65%	0.40%	1.06%
Ratio of net investment income to average net assets prior to
fees waived	1.19%		1.06%	0.65%	0.40%	1.06%
Portfolio turnover	21%		128% [6]	54%	38%	31%

[1]	On October 4, 2019, the First Investors Life Series Special Situations Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Special Situations Fund shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

11

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Special Situations Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Special Situations Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Special Situations Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. The Series declares and pays dividends from

12

net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $1,707 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.80% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $10,367 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $13,999 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $6,265 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

13

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Special Situations Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.
____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$38,636,069
Sales	47,913,361

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$196,270,087
Aggregate unrealized appreciation of investments	$36,432,677
Aggregate unrealized depreciation of investments	(15,168,176)
Net unrealized appreciation of investments	$21,264,501

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

14

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

Level 1
Securities
Assets:
Common Stock	$216,416,216
Short-Term Investments	1,118,372
Total Value of Securities	$217,534,588

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$3,104,566	$1,634,303
Long-term capital gains	16,786,136	15,635,997
Total	$19,890,702	$17,270,300

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$200,817,323
Undistributed ordinary income	2,189,454
Capital loss carryforwards*	(6,560,465)
Unrealized appreciation of investments	21,264,501
Net assets	$217,710,813

*	$3,271,246 of this loss which can be utilized is subject to an annual limitation in accordance with the Internal Revenue Code 382 due to an ownership change on July 1, 2020.

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Special Situations Series

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnership income. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series recorded the following reclassifications:

Paid-in capital	$137,640
Total distributable earnings (loss)	(137,640)

At December 31, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$6,560,465	$—	$6,560,465

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	205,154	162,943
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,125,676	569,038
	1,330,830	731,981
Shares redeemed:
Standard Class	(817,269)	(571,361)
Net increase	513,561	160,620

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required

16

percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Special Situations Series

9. Credit and Market Risk (continued)

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2020. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2020, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

18

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Special Situations Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Special Situations Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Special Situations Fund (subsequent to reorganization, known as Delaware VIP Special Situations Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

19

Other Series information (Unaudited)
Delaware VIP® Special Situations Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	84.39%
(B) Ordinary Income Distributions (Tax Basis)	15.61%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	96.49%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on the Series’ ordinary income distributions.
[1] Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Special Situations Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Special Situations Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

20

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Broadridge currently classifies the Series as a small-cap core fund. However, Management believes that, after implementing strategy changes in connection with the acquisition of the Series in October 2019, it would be more appropriate to include the Series in the small-cap value funds category. Accordingly, the Broadridge report prepared for the Series compares the Series’ performance to two separate Performance Universes – one, consisting of the Series and all small-cap core funds underlying variable insurance products, and the other, consisting of the Series and all small-cap value funds underlying variable insurance products. When compared to other small-cap core funds, the Broadridge report comparison showed that the Series’ total return for the 1- and 10- year periods was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the third quartile of its Performance Universe. When compared to other small-cap value funds, the Broadridge report comparison showed that the Series’ total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year period was in the first quartile of its Performance Universe and the Series’ total return for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Board observed that, when compared to other small-cap core funds, the Series’ performance results were not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered that much of the Series’ underperformance preceded Management’s acquisition of the Series in October 2019. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

When compared to other small-cap core funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. When compared to other small-cap value funds, the expense comparisons for the Series showed that the actual management fee was in the quartile with the second highest expenses of the Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in

21

Other Series information (Unaudited)
Delaware VIP® Special Situations Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Special Situations Series at a meeting held August 11-13, 2020 (continued)

providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

22

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

23

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

24

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

25

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

26

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

27

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPSS-221

Delaware VIP® Trust

Delaware VIP Total Return Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	6
Security type / sector allocation	7
Schedule of investments	8
Statement of assets and liabilities	18
Statement of operations	19
Statements of changes in net assets	20
Financial highlights	21
Notes to financial statements	23
Report of independent registered public accounting firm	37
Other Series information	38
Board of trustees / directors and officers addendum	42

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Total Return Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Total Return Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek to provide sustainable current income with potential for capital appreciation with moderate investment risk.

For the fiscal year ended December 31, 2020, Delaware VIP Total Return Series (the “Series”) Standard Class shares gained 0.91% and Service Class shares gained 0.54% (both figures reflect all distributions reinvested). The Series’ primary benchmark, the S&P 500® Index, gained 18.40% for the 1-year period. The Series’ secondary benchmarks, the Bloomberg Barclays US Aggregate Index and a blend of 60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index, gained 7.51% and 15.68%, respectively, for the same period.

The 12-month period was mixed from a performance perspective, with risk assets in positive territory overall, albeit with heightened volatility. The fiscal year began with optimism, as the consensus view expected a midcycle bounce in growth to be the dominant theme for at least the first two months of 2020.

That optimism quickly faded when a dangerous coronavirus, or COVID-19, emerged in China in mid-January and it became increasingly clear through February and March that the virus would not be contained, as reported cases around the globe increased significantly. The realization of a widespread pandemic ignited a repricing within global asset markets as equity prices fell heavily amid a flight to quality, particularly in US Treasurys and the US dollar, and a scramble for liquidity.

Contrasting themes marked the latter half of the fiscal year as equities recovered and pushed toward all-time highs despite virus cases increasing in the United States, Europe, and Asia. Financial markets focused on the improving economic data, the abundant liquidity provided by central banks, and the prospect of additional fiscal stimulus. Optimism faded in September as a resurgence in coronavirus cases, political uncertainty surrounding the US presidential election, and continued US-China tensions concerned investors.

Overall, the Series underperformed the S&P 500 Index primarily because of its strategic allocation to fixed income. The US Federal Reserve signaled that monetary policy would likely remain very accommodative for years to come. As a result, after the initial drawdown in equities during March 2020, equities rallied sharply throughout the remainder of the year, significantly outperforming fixed income securities. While the Series’ exposure to corporate bonds and structured fixed income securities fared well for the 12-month period and contributed to the Series’ performance, these asset classes did not gain as much as equities, resulting in underperformance relative to the benchmark.

In addition, the Series’ equity component underperformed the S&P 500 Index because of its exposure to energy and real estate equities. The energy sector declined for the 12-month period owing to the oil supply war between Russia and the Organization of the Petroleum Exporting Countries Plus (OPEC+) and waning demand on the back of COVID-19. The virus led many countries to enact social distancing and stay-at-home orders, resulting in a drop in consumer spending and general economic activity. Real estate was hurt as a result, with the cyclical real estate investment trust (REIT) sectors such as hotels and retail down sharply. Although the stock market rebounded strongly through the second half of the fiscal year, both energy and real estate equities lagged the market recovery as fundamentals for both spaces remained uncertain, especially with no clear guidance on the path to normalization for the economy.

The Series’ strategic policy weights reflect a commitment to seeking diversification across geographies and asset classes. As part of the oversight process, we periodically analyze the sources of the Series’ active performance.

Over the 12 months ended December 31, 2020, the Series’ active positioning with respect to the strategic policy weights of different asset classes detracted from the Series’ active performance, relative to its hypothetical returns at the strategic policy weights. Most of this underperformance occurred after the first quarter of 2020.

We periodically examine the contribution of derivatives to the Series’ performance. Based on the available information, the Series’ combination of futures, options, swaps, and currency positions had only a limited impact on performance during the 12 months ended December 31, 2020.

As the Series’ fiscal year ended, we sought to continue to deliver the potential benefits of diversification while actively managing risk. With these two principles in mind, the Series seeks to deliver returns that are derived from tactical asset allocation decisions and from active management of individual asset classes and investment styles. We manage the Series based on the assumption that investors should keep a global perspective when evaluating potential investment opportunities, and therefore continue to include investment possibilities around the globe within the Series.

The growth outlook is unclear to us, as volatile macroeconomic factors paired with the pandemic have escalated global economic and market uncertainties. While we think the worst of the recession is likely behind us, the path to recovery is not yet laid out. In our view, a thoughtful

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Total Return Series

active management approach is needed given increased political, economic, and market uncertainty. We believe vigilant and continuous assessment of the current market environment offers opportunities to seek to take advantage of market dislocations with an aim of achieving what we view as attractive risk-adjusted returns through an active focus on portfolio risk and diversification.

2	Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Total Return Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	Lifetime
Standard Class shares (commenced operations on December 17, 2012)	+0.91%	+3.47%	+5.71%	+6.01%
Service Class shares (commenced operations on October 31, 2019)	+0.54%	—	—	+3.58%
S&P 500 Index	+18.40%	+14.18%	+15.22%	+15.18	%*
60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index	+15.68%	+11.34%	+11.29%	+10.66	%*
Bloomberg Barclays US Aggregate Index	+7.51%	+5.34%	+4.44%	+3.30	%*

*	The benchmark lifetime return is for Standard Class share comparison only and is calculated using the last business day in the month of the Series’ Standard Class inception date.

Returns reflect the reinvestment of all distributions. Please see page 5 for a description of the indices.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares and Service Class shares of the Series were 0.86% and 1.16%, respectively, while total operating expenses for Standard Class and Service Class shares were 0.92% and 1.22%, respectively. The management fee for Standard Class and Service Class shares was 0.65%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.86% of the Series’ average daily net assets for the Standard Class and 1.16% for the Service Class from January 1, 2020 through December 31, 2020.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Total Return Series

The Series may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Equity securities are subject to price fluctuation and possible loss of principal.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal. Each Series has a different level of risk.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

“Non-diversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.
____________________

**	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

4

Performance of a $10,000 investment
For period beginning December 17, 2012 (Series’ inception date) through December 31, 2020

For period beginning December 17, 2012 (Series’ inception date) through December 31, 2020	Starting value	Ending value
S&P 500 Index	$10,000	$30,916
60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index	$10,000	$22,511
Delaware VIP Total Return Series — Standard Class shares	$10,000	$15,990
Bloomberg Barclays US Aggregate Index	$10,000	$12,996

The graph shows a $10,000 investment in Delaware VIP Total Return Series Standard Class shares for the period from December 17, 2012 through December 31, 2020.

The graph also shows $10,000 invested in the S&P 500 Index, a blend of 60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index, and the Bloomberg Barclays US Aggregate Index for the period from December 17, 2012 through December 31, 2020.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

5

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,148.10	0.86%	$4.64
Service Class	1,000.00	1,146.50	1.16%	6.26
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.81	0.86%	$4.37
Service Class	1,000.00	1,019.30	1.16%	5.89

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests, including exchange-traded funds. The table above does not reflect the expenses of the Underlying Funds.

6

Security type / sector allocation
Delaware VIP® Trust — Delaware VIP Total Return Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Convertible Bonds	9.37%
Capital Goods	0.46%
Communications	1.35%
Consumer Non-Cyclical	1.95%
Electric	0.41%
Energy	1.38%
Real Estate Investment Trusts	0.37%
Technology	3.20%
Transportation	0.25%
Corporate Bonds	13.94%
Banking	0.68%
Basic Industry	1.43%
Capital Goods	0.49%
Communications	1.39%
Consumer Cyclical	1.61%
Consumer Non-Cyclical	0.80%
Energy	1.26%
Financials	1.23%
Healthcare	1.24%
Insurance	0.23%
Media	1.77%
Real Estate Investment Trusts	0.30%
Services	0.51%
Technology & Electronics	0.21%
Transportation	0.28%
Utilities	0.51%
US Treasury Obligations	7.32%
Common Stock	54.54%
Communication Services	5.65%
Consumer Discretionary	4.03%
Consumer Staples	6.37%
Energy	1.22%
Financials	5.29%
Healthcare	8.77%
Industrials	5.42%
Information Technology	8.42%
Materials	1.69%
REIT Diversified	0.18%
REIT Healthcare	0.72%
REIT Hotel	0.29%
REIT Industrial	0.63%
REIT Information Technology	0.82%
REIT Mall	0.18%
REIT Manufactured Housing	0.20%
REIT Multifamily	1.69%
REIT Office	0.37%
REIT Self-Storage	0.41%
REIT Shopping Center	0.29%
REIT Single Tenant	0.36%
REIT Specialty	0.36%
Utilities	1.18%
Convertible Preferred Stock	2.78%
Preferred Stock	0.12%
Exchange-Traded Funds	9.13%
Short-Term Investments	2.13%
Total Value of Securities	99.33%
Receivables and Other Assets Net of Liabilities	0.67%
Total Net Assets	100.00%

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Total Return Series

December 31, 2020

	Principal
	amount°	Value (US $)
Convertible Bonds — 9.37%
Capital Goods — 0.46%
Aerojet Rocketdyne
Holdings 2.25%
exercise price $26.00,
maturity date 12/15/23	24,000	$48,792
Chart Industries 144A
1.00% exercise price
$58.72, maturity date
11/15/24 #	97,000	203,682
		252,474
Communications — 1.35%
DISH Network 3.375%
exercise price $65.18,
maturity date 8/15/26	163,000	155,784
InterDigital 2.00% exercise
price $81.29, maturity
date 6/1/24	156,000	164,908
Liberty Broadband 144A
1.25% exercise price
$900.01, maturity date
9/30/50 #	168,000	170,438
Liberty Media 2.25%
exercise price $32.96,
maturity date 9/30/46	475,000	225,612
TechTarget 144A 0.125%
exercise price $70.43,
maturity date
12/15/25 #	14,000	15,258
		732,000
Consumer Non-Cyclical — 1.95%
BioMarin Pharmaceutical
0.599% exercise price
$124.67, maturity date
8/1/24	157,000	168,867
Chefs’ Warehouse 1.875%
exercise price $44.20,
maturity date 12/1/24	128,000	123,881
Coherus Biosciences 144A
1.50% exercise price
$19.26, maturity date
4/15/26 #	14,000	16,264
Collegium Pharmaceutical
2.625% exercise price
$29.19, maturity date
2/15/26	84,000	83,517
FTI Consulting 2.00%
exercise price $101.38,
maturity date 8/15/23	123,000	154,304
Integra LifeSciences
Holdings 144A 0.50%
exercise price $73.67,
maturity date 8/15/25 #	129,000	142,599
Jazz Investments I 144A
2.00% exercise price
$155.81, maturity date
6/15/26 #	90,000	117,572
Neurocrine Biosciences
2.25% exercise price
$75.92, maturity date
5/15/24	53,000	73,658
Paratek Pharmaceuticals
4.75% exercise price
$15.90, maturity date
5/1/24	202,000	175,850
		1,056,512
Electric — 0.41%
NextEra Energy Partners
144A 0.357% exercise
price $76.16, maturity
date 11/15/25 #, ^	56,000	56,158
NRG Energy 2.75%
exercise price $46.25,
maturity date 6/1/48	148,000	168,912
		225,070
Energy — 1.38%
Cheniere Energy 4.25%
exercise price $138.38,
maturity date 3/15/45	377,000	298,309
Helix Energy Solutions
Group 6.75% exercise
price $6.97, maturity
date 2/15/26	181,000	190,702
PDC Energy 1.125%
exercise price $85.39,
maturity date 9/15/21	263,000	258,156
		747,167

8

	Principal
	amount°	Value (US $)
Convertible Bonds (continued)
Real Estate Investment Trusts — 0.37%
Blackstone Mortgage Trust
4.75% exercise price
$36.23, maturity date
3/15/23	199,000	$200,094
		200,094
Technology — 3.20%
Boingo Wireless 1.00%
exercise price $42.32,
maturity date 10/1/23	305,000	282,125
CSG Systems International
4.25% exercise price
$56.67, maturity date
3/15/36	162,000	171,315
Knowles 3.25% exercise
price $18.43, maturity
date 11/1/21	80,000	91,348
Ligand Pharmaceuticals
0.75% exercise price
$248.48, maturity date
5/15/23	174,000	165,037
Microchip Technology
1.625% exercise price
$94.63, maturity date
2/15/27	88,000	178,209
ON Semiconductor 1.625%
exercise price $20.72,
maturity date 10/15/23	71,000	119,137
Palo Alto Networks 0.75%
exercise price $266.35,
maturity date 7/1/23	130,000	183,678
Pluralsight 0.375%
exercise price $38.76,
maturity date 3/1/24	120,000	119,220
Quotient Technology
1.75% exercise price
$17.36, maturity date
12/1/22	177,000	177,638
Synaptics 0.50% exercise
price $73.02, maturity
date 6/15/22	64,000	88,408
Travere Therapeutics
2.50% exercise price
$38.80, maturity date
9/15/25	158,000	160,970
		1,737,085
Transportation — 0.25%
Seaspan 144A 3.75%
exercise price $13.01,
maturity date
12/15/25 #	128,000	137,981
		137,981
Total Convertible Bonds
(cost $4,715,459)		5,088,383

Corporate Bonds — 13.94%
Banking — 0.68%
Morgan Stanley 5.875%
µ, ψ	70,000	78,575
Natwest Group 8.625% µ, ψ	200,000	208,026
Popular 6.125% 9/14/23	75,000	81,273
		367,874
Basic Industry — 1.43%
Allegheny Technologies
5.875% 12/1/27	40,000	42,175
Avient 144A 5.75%
5/15/25 #	17,000	18,084
Boise Cascade 144A
4.875% 7/1/30 #	33,000	35,784
Chemours
144A 5.75%
11/15/28 #	40,000	40,875
7.00% 5/15/25	10,000	10,376
Freeport-McMoRan
4.55% 11/14/24	25,000	27,359
5.45% 3/15/43	192,000	239,397
Olin
5.00% 2/1/30	20,000	21,346
5.125% 9/15/27	60,000	62,844
PowerTeam Services 144A
9.033% 12/4/25 #	75,000	83,633
Standard Industries 144A
4.375% 7/15/30 #	40,000	42,851
Steel Dynamics 5.00%
12/15/26	65,000	69,335
Tronox 144A 6.50%
4/15/26 #	80,000	83,400
		777,459
Capital Goods — 0.49%
Bombardier 144A 6.00%
10/15/22 #	30,000	29,524
Crown Americas 4.25%
9/30/26	75,000	82,802
Reynolds Group Issuer
144A 4.00%
10/15/27 #	40,000	41,050

9

Schedule of investments
Delaware VIP® Trust — Delaware VIP Total Return Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Terex 144A 5.625%
2/1/25 #	40,000	$41,280
TransDigm 144A 6.25%
3/15/26 #	65,000	69,307
		263,963
Communications — 1.39%
Altice France 144A
7.375% 5/1/26 #	200,000	210,750
CenturyLink 144A 5.125%
12/15/26 #	75,000	79,306
Frontier Communications
144A 5.875%
10/15/27 #	40,000	43,325
Level 3 Financing 144A
4.25% 7/1/28 #	155,000	159,418
Sprint 7.125% 6/15/24	80,000	93,652
Zayo Group Holdings
144A 4.00% 3/1/27 #	60,000	60,228
144A 6.125% 3/1/28 #	100,000	105,922
		752,601
Consumer Cyclical — 1.61%
Allison Transmission 144A
5.875% 6/1/29 #	60,000	66,532
Boyd Gaming 6.00%
8/15/26	60,000	62,400
Caesars Entertainment
144A 6.25% 7/1/25 #	80,000	85,300
Carnival 144A 7.625%
3/1/26 #	40,000	43,655
Ford Motor 9.00%
4/22/25	35,000	43,055
Hilton Domestic Operating
144A 4.00% 5/1/31 #	55,000	58,134
Hilton Worldwide Finance
4.875% 4/1/27	70,000	74,221
L Brands
144A 6.875% 7/1/25 #	55,000	59,801
6.875% 11/1/35	13,000	14,617
MGM Resorts International
4.75% 10/15/28	15,000	16,106
Murphy Oil USA 4.75%
9/15/29	183,000	195,090
Scientific Games
International 144A
8.25% 3/15/26 #	24,000	25,903
Six Flags Entertainment
144A 4.875%
7/31/24 #	25,000	25,113
Wyndham Hotels & Resorts
144A 4.375%
8/15/28 #	101,000	105,133
		875,060
Consumer Non-Cyclical — 0.80%
JBS USA LUX 144A 6.50%
4/15/29 #	78,000	90,995
Kraft Heinz Foods
144A 3.875%
5/15/27 #	40,000	43,137
5.20% 7/15/45	75,000	89,182
Pilgrim’s Pride 144A
5.875% 9/30/27 #	65,000	70,581
Post Holdings 144A 5.50%
12/15/29 #	98,000	107,067
Primo Water Holdings
144A 5.50% 4/1/25 #	34,000	35,148
		436,110
Energy — 1.26%
Apache
4.75% 4/15/43	25,000	25,969
4.875% 11/15/27	20,000	21,230
Cheniere Corpus Christi
Holdings 5.875%
3/31/25	20,000	23,292
CNX Resources
144A 6.00% 1/15/29 #	40,000	41,054
144A 7.25% 3/14/27 #	20,000	21,425
Crestwood Midstream
Partners
144A 5.625% 5/1/27 #	30,000	29,756
6.25% 4/1/23	5,000	5,022
DCP Midstream Operating
5.125% 5/15/29	60,000	66,649
EQM Midstream Partners
144A 6.50% 7/1/27 #	75,000	84,559
Murphy Oil 5.875%
12/1/27	63,000	62,114
NuStar Logistics 5.625%
4/28/27	30,000	32,019
Occidental Petroleum
3.50% 8/15/29	95,000	87,093
PDC Energy 5.75%
5/15/26	28,000	28,962
Southwestern Energy
7.75% 10/1/27	38,000	41,100
Targa Resources Partners
5.375% 2/1/27	30,000	31,581

10

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Western Midstream
Operating 4.75%
8/15/28	80,000	$83,400
		685,225
Financials — 1.23%
AerCap Global Aviation
Trust 144A 6.50%
6/15/45 #, µ	200,000	204,500
Ally Financial
5.75% 11/20/25	100,000	116,500
8.00% 11/1/31	210,000	308,704
DAE Funding 144A 5.75%
11/15/23 #	35,000	36,006
		665,710
Healthcare — 1.24%
Bausch Health 144A
5.50% 11/1/25 #	80,000	82,983
Centene
3.375% 2/15/30	45,000	47,414
4.625% 12/15/29	30,000	33,345
144A 5.375%
8/15/26 #	60,000	63,525
CHS
144A 5.625%
3/15/27 #	30,000	32,295
144A 6.625%
2/15/25 #	25,000	26,359
Encompass Health 4.75%
2/1/30	30,000	32,188
Hadrian Merger Sub 144A
8.50% 5/1/26 #	45,000	46,623
HCA
5.375% 2/1/25	70,000	78,821
5.875% 2/15/26	40,000	46,050
Hill-Rom Holdings 144A
4.375% 9/15/27 #	30,000	31,768
Ortho-Clinical Diagnostics
144A 7.25% 2/1/28 #	20,000	21,138
144A 7.375% 6/1/25 #	40,000	42,675
Service Corp. International
4.625% 12/15/27	36,000	38,408
Tenet Healthcare 144A
6.125% 10/1/28 #	45,000	47,049
		670,641
Insurance — 0.23%
HUB International 144A
7.00% 5/1/26 #	60,000	62,808
USI 144A 6.875%
5/1/25 #	60,000	61,687
		124,495
Media — 1.77%
AMC Networks 4.75%
8/1/25	70,000	72,394
CCO Holdings
144A 4.50% 5/1/32 #	100,000	106,897
144A 5.375% 6/1/29 #	30,000	32,922
144A 5.875% 5/1/27 #	95,000	98,776
CSC Holdings 144A 5.75%
1/15/30 #	200,000	219,501
Cumulus Media New
Holdings 144A 6.75%
7/1/26 #	41,000	41,990
Gray Television 144A
7.00% 5/15/27 #	55,000	60,294
Lamar Media 5.75%
2/1/26	60,000	61,981
Netflix 5.875% 11/15/28	80,000	96,043
Sinclair Television Group
144A 5.125%
2/15/27 #	45,000	45,872
Sirius XM Radio 144A
5.50% 7/1/29 #	75,000	82,664
Terrier Media Buyer 144A
8.875% 12/15/27 #	40,000	44,175
		963,509
Real Estate Investment Trusts — 0.30%
Global Net Lease 144A
3.75% 12/15/27 #	45,000	46,480
Iron Mountain 144A
5.25% 3/15/28 #	60,000	63,430
MGM Growth Properties
Operating Partnership
144A 3.875%
2/15/29 #	50,000	51,219
		161,129
Services — 0.51%
Aramark Services 144A
5.00% 2/1/28 #	65,000	68,575
GFL Environmental 144A
3.75% 8/1/25 #	15,000	15,328
H&E Equipment Services
144A 3.875%
12/15/28 #	25,000	25,220
Prime Security Services
Borrower 144A 5.75%
4/15/26 #	70,000	76,737
United Rentals North
America 3.875%
2/15/31	61,000	64,106
Univar Solutions USA 144A
5.125% 12/1/27 #	25,000	26,449
		276,415
11

Schedule of investments
Delaware VIP® Trust — Delaware VIP Total Return Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Technology & Electronics — 0.21%
CommScope Technologies
144A 5.00% 3/15/27 #	25,000	$24,797
SS&C Technologies 144A
5.50% 9/30/27 #	85,000	90,888
		115,685
Transportation — 0.28%
Delta Air Lines
144A 7.00% 5/1/25 #	75,000	86,641
7.375% 1/15/26	22,000	25,147
Mileage Plus Holdings
144A 6.50% 6/20/27 #	40,000	43,075
		154,863
Utilities — 0.51%
Calpine
144A 4.50% 2/15/28 #	16,000	16,664
144A 5.00% 2/1/31 #	40,000	41,860
144A 5.25% 6/1/26 #	37,000	38,332
PG&E 5.25% 7/1/30	80,000	88,100
Vistra Operations
144A 5.00% 7/31/27 #	60,000	63,660
144A 5.50% 9/1/26 #	25,000	26,086
		274,702
Total Corporate Bonds
(cost $7,219,710)		7,565,441

US Treasury Obligations — 7.32%
US Treasury Bonds
1.125% 5/15/40	85,000	80,617
1.375% 8/15/50	5,000	4,673
2.00% 2/15/50	55,000	59,626
2.25% 8/15/49	85,000	97,099
2.75% 8/15/47	55,000	68,836
2.875% 5/15/43	50,000	63,117
2.875% 11/15/46	55,000	70,151
3.00% 5/15/42	30,000	38,532
3.00% 11/15/45	50,000	64,963
3.00% 8/15/48	30,000	39,397
3.375% 5/15/44	55,000	75,101
3.375% 11/15/48	65,000	91,142
4.375% 2/15/38	5,000	7,426
4.50% 2/15/36	5,000	7,333
4.50% 5/15/38	5,000	7,544
4.50% 8/15/39	30,000	45,851
4.75% 2/15/41	20,000	31,913
5.00% 5/15/37	10,000	15,660
US Treasury Bonds
5.375% 2/15/31	5,000	7,185
US Treasury Floating Rate
Notes
0.15% (USBMMY3M +
0.06%) 10/31/22 ●	1,290,000	1,289,997
US Treasury Notes
0.125% 4/30/22	40,000	40,014
0.375% 11/30/25	85,000	85,106
0.625% 8/15/30	90,000	87,708
2.25% 10/31/24	370,000	398,371
2.25% 11/15/27	235,000	260,864
2.625% 1/31/26	250,000	278,438
2.625% 2/15/29	120,000	137,705
2.75% 2/15/28	125,000	143,306
2.875% 5/31/25	340,000	378,303
Total US Treasury Obligations
(cost $4,026,685)		3,975,978

	Number
	of shares
Common Stock — 54.54%
Communication Services — 5.65%
Alphabet Class A †	8	14,021
Alphabet Class C †	10	17,519
AT&T	20,660	594,182
Comcast Class A	11,883	622,669
Facebook Class A †	100	27,316
KDDI	5,200	154,181
Orange	9,990	118,797
Publicis Groupe	4,100	204,157
Verizon Communications	11,260	661,525
ViacomCBS Class B	370	13,786
Walt Disney †	3,542	641,740
		3,069,893
Consumer Discretionary — 4.03%
adidas AG †	425	154,617
Amazon.com †	33	107,479
Best Buy	310	30,935
Buckle	970	28,324
Dollar Tree †	5,500	594,220
eBay	630	31,657
Hennes & Mauritz
Class B †	4,460	93,625
Home Depot	210	55,780
Lowe’s	3,970	637,225
MercadoLibre †	5	8,376
Newell Brands	1,320	28,024
Next †	820	79,459
Sodexo	1,440	121,770

12

	Number
	of shares	Value (US $)
Common Stock (continued)
Consumer Discretionary (continued)
Swatch Group	575	$156,310
Tractor Supply	230	32,333
Whirlpool	160	28,878
		2,189,012
Consumer Staples — 6.37%
Altria Group	820	33,620
Archer-Daniels-Midland	12,300	620,043
Asahi Group Holdings	2,600	107,074
Clorox	150	30,288
Colgate-Palmolive	430	36,769
Conagra Brands	17,100	620,046
Danone	3,430	225,268
Diageo	5,440	214,100
Essity Class B	2,460	79,259
Kao	800	61,805
Kellogg	450	28,003
Kimberly-Clark	230	31,011
Kirin Holdings	2,200	51,949
Koninklijke Ahold Delhaize	5,910	166,853
Kroger	510	16,198
Lawson	1,500	69,804
Mondelez International
Class A	10,500	613,935
Nestle	2,005	237,014
Philip Morris International	470	38,911
Seven & i Holdings	5,000	177,053
		3,459,003
Energy — 1.22%
ConocoPhillips	15,149	605,809
Kinder Morgan	1,850	25,289
Williams	1,470	29,473
		660,571
Financials — 5.29%
AGNC Investment	1,870	29,172
Allstate	5,800	637,594
American International
Group	15,900	601,974
Ameriprise Financial	170	33,036
Artisan Partners Asset
Management Class A	560	28,190
BlackRock	55	39,685
Comerica	180	10,055
Discover Financial Services	7,000	633,710
eXp World Holdings †	200	12,624
Huntington Bancshares	2,550	32,207
Invesco	1,680	29,282
MetLife	730	34,274
Morgan Stanley	370	25,356
Principal Financial Group	640	31,750
Prudential Financial	420	32,789
S&P Global	100	32,873
Truist Financial	13,100	627,883
		2,872,454
Healthcare — 8.77%
AbbVie	420	45,003
AmerisourceBergen	310	30,306
Amgen	160	36,787
Cardinal Health	11,200	599,872
Cigna	2,900	603,722
CVS Health	8,600	587,380
Eli Lilly and Co.	140	23,638
Fresenius Medical Care AG
& Co.	2,570	214,305
Humana	80	32,822
Johnson & Johnson	4,410	694,046
Merck & Co.	7,960	651,128
Molina Healthcare †	150	31,902
Novo Nordisk Class B	3,230	225,322
Pfizer	1,195	43,988
Roche Holding	725	252,516
UnitedHealth Group	160	56,109
Viatris †	33,711	631,744
		4,760,590
Industrials — 5.42%
Caterpillar	3,303	601,212
G4S †	63,650	220,911
Honeywell International	2,786	592,582
Lockheed Martin	100	35,498
Northrop Grumman	2,000	609,440
Raytheon Technologies	8,439	603,473
Secom	600	55,351
Securitas Class B †	11,450	184,730
United Parcel Service
Class B	230	38,732
		2,941,929
Information Technology — 8.42%
Adobe †	100	50,012
Apple	1,310	173,824
Broadcom	1,510	661,154
Cisco Systems	14,240	637,240
Cognizant Technology
Solutions Class A	7,678	629,212
HP	1,480	36,393
Intel	12,000	597,840
International Business
Machines	320	40,282

13

Schedule of investments
Delaware VIP® Trust — Delaware VIP Total Return Series

	Number
	of shares	Value (US $)
Common Stock (continued)
Information Technology (continued)
Lam Research	75	$35,420
Maxim Integrated
Products	390	34,574
Microsoft	755	167,927
Motorola Solutions	3,600	612,216
NetApp	550	36,432
NVIDIA	110	57,442
Oracle	9,500	614,555
Paychex	330	30,749
QUALCOMM	280	42,655
SAP	660	85,482
Western Union	1,290	28,303
		4,571,712
Materials — 1.69%
Air Liquide	1,510	247,650
Dow	650	36,075
DuPont de Nemours	8,900	632,879
		916,604
REIT Diversified — 0.18%
Alpine Income Property
Trust	140	2,099
Colony Capital	10,039	48,287
Lexington Realty Trust	4,606	48,916
		99,302
REIT Healthcare — 0.72%
Alexandria Real Estate
Equities	568	101,229
CareTrust REIT	1,021	22,646
Healthcare Realty Trust	3	89
Healthcare Trust of America
Class A	799	22,004
Healthpeak Properties	855	25,847
Medical Properties Trust	5,051	110,061
National Health Investors	317	21,927
Omega Healthcare
Investors	800	29,056
Ventas	355	17,409
Welltower	659	42,585
		392,853
REIT Hotel — 0.29%
Gaming and Leisure
Properties	636	26,959
Host Hotels & Resorts	1,081	15,815
VICI Properties	4,503	114,827
		157,601
REIT Industrial — 0.63%
Americold Realty Trust	809	30,200
Duke Realty	1,709	68,309
Prologis	2,414	240,579
		339,088
REIT Information Technology — 0.82%
American Tower	130	29,180
CyrusOne	420	30,723
Digital Realty Trust	967	134,906
Equinix	281	200,685
QTS Realty Trust Class A	791	48,947
		444,441
REIT Mall — 0.18%
Simon Property Group	1,152	98,242
		98,242
REIT Manufactured Housing — 0.20%
Equity LifeStyle Properties	647	40,994
Sun Communities	435	66,098
		107,092
REIT Multifamily — 1.69%
Apartment Income REIT †	356	13,674
Apartment Investment and
Management Class A	356	1,880
AvalonBay Communities	387	62,086
Bluerock Residential
Growth REIT	3,709	46,993
Camden Property Trust	349	34,872
Equity Residential	11,114	658,838
Essex Property Trust	261	61,967
UDR	914	35,125
		915,435
REIT Office — 0.37%
Boston Properties	931	88,007
Cousins Properties	1,014	33,969
Highwoods Properties	1,251	49,577
Postal Realty Trust Class A	1,441	24,324
SL Green Realty	113	6,733
		202,610
REIT Self-Storage — 0.41%
CubeSmart	409	13,746
Extra Space Storage	730	84,578
National Storage Affiliates
Trust	791	28,500
Public Storage	424	97,914
		224,738
REIT Shopping Center — 0.29%
Agree Realty	442	29,428
Kimco Realty	1,242	18,643

14

	Number
	of shares	Value (US $)
Common Stock (continued)
REIT Shopping Center (continued)
Regency Centers	741	$33,782
Retail Opportunity
Investments	1,454	19,469
Urban Edge Properties	1,832	23,706
Weingarten Realty
Investors	1,379	29,883
		154,911
REIT Single Tenant — 0.36%
National Retail Properties	1,200	49,104
Realty Income	1,527	94,934
Spirit Realty Capital	1,321	53,064
		197,102
REIT Specialty — 0.36%
Invitation Homes	3,344	99,317
Iron Mountain	1,090	32,133
Outfront Media	1,353	26,465
Safehold	492	35,665
		193,580
Utilities — 1.18%
Edison International	9,700	609,354
PPL	1,140	32,148
		641,502
Total Common Stock
(cost $27,234,014)		29,610,265

Convertible Preferred Stock — 2.78%
2020 Mandatory
Exchangeable Trust
144A 6.50% exercise
price $47.09, maturity
date 5/16/23 #	120	241,804
AMG Capital Trust II
5.15% exercise price
$195.47, maturity date
10/15/37	2,034	101,662
Assurant 6.50% exercise
price $106.55, maturity
date 3/15/21	1,065	138,290
Bank of America 7.25%
exercise price $50.00 ψ	78	118,449
El Paso Energy Capital Trust
I 4.75% exercise price
$34.49, maturity date
3/31/28	4,518	233,852
Elanco Animal Health
5.00% exercise price
$38.40, maturity date
2/1/23	3,402	166,154
Essential Utilities 6.00%
exercise price $42.29,
maturity date 4/30/22	2,550	158,151
Lyondellbasell Advanced
Polymers 6.00%
exercise price $25.00 ψ	243	253,328
QTS Realty Trust 6.50%
exercise price $46.77 ψ	700	99,330
Total Convertible Preferred Stock
(cost $1,300,340)		1,511,020

Preferred Stock — 0.12%
Bank of America 6.50% µ	55,000	62,975
Total Preferred Stock
(cost $62,154)		62,975

Exchange-Traded Funds — 9.13%
iShares MSCI EAFE ETF	50	3,648
iShares MSCI EAFE Growth
ETF	1,530	154,392
iShares Russell
1000 Growth ETF	9,700	2,339,058
Vanguard FTSE Developed
Markets ETF	1,340	63,261
Vanguard Mega Cap
Growth ETF	11,770	2,398,138
Total Exchange-Traded Funds
(cost $4,018,750)		4,958,497

Short-Term Investments — 2.13%
Money Market Mutual Funds — 2.13%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	288,241	288,241
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	288,241	288,241
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	288,241	288,241

15

Schedule of investments
Delaware VIP® Trust — Delaware VIP Total Return Series

	Number
	of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	288,241	$288,241
Total Short-Term Investments
(cost $1,152,964)		1,152,964
Total Value of
Securities—99.33%
(cost $49,730,076)		$53,925,523

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2020, the aggregate value of Rule 144A securities was $5,537,734, which represents 10.20% of the Series’ net assets. See Note 11 in “Notes to financial statements.”
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
†	Non-income producing security.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2020:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
BNYM	EUR	(408)	USD	500	1/5/21	$1	$—
BNYM	JPY	(518,893)	USD	5,007	1/4/21	—	(18)
BNYM	SEK	154,140	USD	(18,810)	1/4/21	—	(75)
Total Foreign Currency Exchange Contracts						$1	$(93)

Futures Contracts
Exchange-Traded

						Variation
						Margin
			Notional		Value/	Due from
		Notional	Cost	Expiration	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Brokers
3	US Treasury 2 yr Notes	$662,930	$662,351	3/31/21	$579	$509
2	US Treasury 3 yr Notes	466,266	465,489	3/31/21	777	698
Total Futures Contracts			$1,127,840		$1,356	$1,207

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Series’ net assets.

[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
AG – Aktiengesellschaft
BNYM – Bank of New York Mellon

16

Summary of abbreviations: (continued)
EAFE – Europe, Australasia, and Far
East ETF – Exchange-Traded Fund
FTSE – Financial Times Stock Exchange
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
MSCI – Morgan Stanley Capital International
REIT – Real Estate Investment Trust
S&P – Standard & Poor’s Financial Services LLC
USBMMY3M – US Treasury 3 Month Bill Money Market Yield
yr – Year

Summary of currencies:
EUR – European Monetary Unit
JPY – Japanese Yen
SEK – Swedish Krona
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

17

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Total Return Series

December 31, 2020

Assets:
Investments, at value*	$53,925,523
Cash	305,919
Cash collateral due from brokers	1,980
Receivable for securities sold	36,879
Dividends and interest receivable	201,072
Foreign tax reclaims receivable	1,748
Receivable for series shares sold	3,518
Variation margin due from broker on future contracts	1,207
Unrealized appreciation on foreign currency exchange contracts	1
Other assets	1,746
Total Assets	54,479,593
Liabilities:
Payable for securities purchased	101,361
Payable for series shares redeemed	19,819
Pricing fees payable	16,087
Investment management fees payable to affiliates	14,080
Reports and statements to shareholders expenses payable to non-affiliates	12,732
Accounting and administration fees payable to non-affiliates	11,105
Audit and tax fees payable	6,260
Other accrued expenses	3,681
Legal fees payable to affiliates	2,292
Accounting and administration expenses payable to affiliates	491
Dividend disbursing and transfer agent fees and expenses payable to affiliates	341
Trustees’ fees and expenses payable	168
Unrealized depreciation on foreign currency exchange contracts	93
Reports and statements to shareholders expenses payable to affiliates	55
Distribution fees payable to affiliates	2
Total Liabilities	188,567
Total Net Assets	$54,291,026

Net Assets Consist of:
Paid-in capital	$50,084,006
Total distributable earnings (loss)	4,207,020
Total Net Assets	$54,291,026

Net Asset Value
Standard Class:
Net assets	$54,280,611
Shares of beneficial interest outstanding, unlimited authorization, no par	4,322,661
Net asset value per share	$12.56
Service Class:
Net assets	$10,415
Shares of beneficial interest outstanding, unlimited authorization, no par	832
Net asset value per share	$12.52
____________________
* Investments, at cost	$49,730,076

See accompanying notes, which are an integral part of the financial statements.

18

Statement of operations
Delaware VIP® Trust — Delaware VIP Total Return Series

Year ended December 31, 2020

Investment Income:
Dividends	$984,694
Interest	500,069
Foreign tax withheld	(8,127)
1,476,636

Expenses:
Management fees	334,468
Distribution expenses — Service Class	28
Audit and tax fees	77,213
Accounting and administration expenses	48,322
Reports and statements to shareholders expenses	25,319
Legal fees	14,039
Custodian fees	11,545
Dividend disbursing and transfer agent fees and expenses	4,331
Trustees’ fees and expenses	2,978
Registration fees	261
Other	27,238
545,742
Less expenses waived	(101,307)
Less expenses paid indirectly	(2,230)
Total operating expenses	442,205
Net Investment Income	1,034,431
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(945,706)
Foreign currencies	93
Foreign currency exchange contracts	(13,477)
Futures contracts	(476)
Options written	247
Options purchased	(270)
Swap contracts	13,554
Net realized loss	(946,035)
Net change in unrealized appreciation (depreciation) of:
Investments	4,915
Foreign currencies	139
Foreign currency exchange contracts	250
Futures contracts	1,822
Net change in unrealized appreciation (depreciation)	7,126
Net Realized and Unrealized Loss	(938,909)
Net Increase in Net Assets Resulting from Operations	$95,522

See accompanying notes, which are an integral part of the financial statements.

19

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Total Return Series

	Year ended
	12/31/20	12/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,034,431	$929,739
Net realized gain (loss)	(946,035)	5,506,713
Net change in unrealized appreciation (depreciation)	7,126	3,254,152
Net increase in net assets resulting from operations	95,522	9,690,604

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(6,073,008)	(2,116,836)
Service Class	(1,105)	—
	(6,074,113)	(2,116,836)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	2,876,593	3,207,400
Service Class	—	10,000

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,073,008	2,116,836
Service Class	1,105	—
	8,950,706	5,334,236
Cost of shares redeemed:
Standard Class	(7,328,299)	(5,890,384)
Increase (decrease) in net assets derived from capital share transactions	1,622,407	(556,148)
Net Increase (Decrease) in Net Assets	(4,356,184)	7,017,620

Net Assets:
Beginning of year	58,647,210	51,629,590
End of year	$54,291,026	$58,647,210

See accompanying notes, which are an integral part of the financial statements.

20

Financial highlights
Delaware VIP® Total Return Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$14.29	$12.50	$13.83	$12.58	$11.98

Income (loss) from investment operations
Net investment income[2]	0.24	0.22	0.24	0.18	0.18
Net realized and unrealized gain (loss)	(0.44)	2.08	(1.28)	1.28	0.59
Total from investment operations	(0.20)	2.30	(1.04)	1.46	0.77

Less dividends and distributions from:
Net investment income	(0.27)	(0.26)	(0.22)	(0.21)	(0.17)
Net realized gain	(1.26)	(0.25)	(0.07)	—	—
Total dividends and distributions	(1.53)	(0.51)	(0.29)	(0.21)	(0.17)

Net asset value, end of period	$12.56	$14.29	$12.50	$13.83	$12.58
Total return[3]	0.91%[4]	18.88%[4]	(7.65%)	11.75%	6.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$54,281	$58,637	$51,630	$47,910	$40,400
Ratio of expenses to average net assets[5]	0.86%	0.93%	0.90%	0.86%	0.89%
Ratio of expenses to average net assets prior to fees waived[5]	1.06%	0.99%	0.90%	0.86%	0.89%
Ratio of net investment income to average net assets	2.01%	1.63%	1.80%	1.39%	1.45%
Ratio of net investment income to average net assets prior to fees waived	1.81%	1.57%	1.80%	1.39%	1.45%
Portfolio turnover	87%	150%[6]	68%	48%	67%

[1]	On October 4, 2019, the First Investors Life Series Total Return Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Total Return Fund shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights
Delaware VIP® Total Return Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

		10/31/19[1]
	Year ended	to
	12/31/20	12/31/19
Net asset value, beginning of period	$14.29	$13.79

Income (loss) from investment operations
Net investment income[2]	0.20	0.04
Net realized and unrealized gain (loss)	(0.44)	0.46
Total from investment operations	(0.24)	0.50

Less dividends and distributions from:
Net investment income	(0.27)	—
Net realized gain	(1.26)	—
Total dividends and distributions	(1.53)	—

Net asset value, end of period	$12.52	$14.29
Total return[3]	0.54%	3.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10	$10
Ratio of expenses to average net assets[4]	1.16%	1.16%
Ratio of expenses to average net assets prior to fees waived[4]	1.36%	1.50%
Ratio of net investment income to average net assets	1.71%	1.79%
Ratio of net investment income to average net assets prior to fees waived	1.51%	1.45%
Portfolio turnover	87%	150%[5,6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[5]	Portfolio turnover is representative of the Series for the entire period.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

22

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Total Return Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Total Return Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

23

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

1. Significant Accounting Policies (continued)

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Underlying Funds — The Series may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Series invests include ETFs. The Series will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $2,229 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $1 under this arrangement.

24

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.86% of the Series’ average daily net assets for the Standard Class and 1.16% for the Service Class from January 1, 2020 through December 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $5,758 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $3,859 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $13,096 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

25

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended December 31, 2020 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended December 31, 2020, the Series engaged in Rule 17a-7 securities sales of $860,186, which resulted in net realized loss of $78,173. The Series did not engage in Rule 17a-7 securities purchases for the year ended December 31, 2020.
____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$35,690,318
Purchases of US government securities	6,093,786
Sales other than US government securities	41,343,692
Sales of US government securities	3,143,849

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$49,987,578
Aggregate unrealized appreciation of investments and derivatives	$5,117,280
Aggregate unrealized depreciation of investments and derivatives	(1,178,071)
Net unrealized appreciation of investments and derivatives	$3,939,209

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for

26

the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Total
Securities
Assets:
Common Stock
Communication Services	$2,915,712	$154,181	$3,069,893
Consumer Discretionary	1,784,460	404,552	2,189,012
Consumer Staples	2,675,045	783,958	3,459,003
Energy	660,571	—	660,571
Financials	2,859,830	—	2,859,830
Healthcare	4,068,447	692,143	4,760,590
Industrials	2,701,848	240,081	2,941,929
Information Technology	4,486,230	85,482	4,571,712
Materials	916,604	—	916,604
REIT Diversified	99,302	—	99,302
REIT Healthcare	392,853	—	392,853
REIT Hotel	157,601	—	157,601
REIT Industrial	339,088	—	339,088
REIT Information Technology	444,441	—	444,441
REIT Mall	98,242	—	98,242
REIT Manufactured Housing	107,092	—	107,092
REIT Multifamily	928,059	—	928,059
REIT Office	202,610	—	202,610
REIT Self-Storage	224,738	—	224,738
REIT Shopping Center	154,911	—	154,911
REIT Single Tenant	197,102	—	197,102
REIT Specialty	193,580	—	193,580
Utilities	641,502	—	641,502
Convertible Bonds	—	5,088,383	5,088,383
Convertible Preferred Stock[1]	914,226	596,794	1,511,020
Corporate Bonds	—	7,565,441	7,565,441
Exchange-Traded Funds	4,958,497	—	4,958,497
Preferred Stock	—	62,975	62,975
US Treasury Obligations	—	3,975,978	3,975,978
Short-Term Investments	1,152,964	—	1,152,964
Total Value of Securities	$34,275,555	$19,649,968	$53,925,523

27

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

3. Investments (continued)

	Level 1	Level 2	Total
Derivatives[2]
Assets:
Futures Contracts	$1,356	$—	$1,356
Foreign Currency Exchange Contracts	—	1	1
Liabilities:
Foreign Currency Exchange Contracts	$—	$(93)	$(93)

[1]	Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Total
Convertible Preferred Stock	60.50%	39.50%	100.00%

[2]	Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$2,615,508	$1,085,004
Long-term capital gains	3,458,605	1,031,832
Total	$6,074,113	$2,116,836

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$50,084,006
Undistributed ordinary income	1,268,679
Capital loss carryforwards*	(1,000,868)
Unrealized appreciation (depreciation) of investments and foreign
currencies	3,939,209
Net assets	$54,291,026

*	$499,063 of this loss which can be utilized is subject to an annual limitation in accordance with the Internal Revenue Code 382 due to an ownership change on July 1, 2020.

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The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, market premium and discount on debt instruments, trust preferred securities, contingent payment on debt instruments, deemed dividend income, mark-to-market on foreign currency exchange contracts and mark-to-market on futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At December 31, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$1,000,868	$—	$1,000,868

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	246,344	240,492
Service Class	—	725
Shares issued upon reinvestment of dividends and distributions:
Standard Class	587,332	165,120
Service Class	107	—
	833,783	406,337
Shares redeemed:
Standard Class	(613,240)	(434,147)
Net increase (decrease)	220,543	(27,810)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

29

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended December 31, 2020, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to fix the US dollar value of a security between trade date and settlement date and to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase (decrease) exposure to foreign currencies.

During the year ended December 31, 2020, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

Futures Contracts

A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2020, the Series posted $1,980 in cash as collateral for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities”.

During the year ended December 31, 2020, the Series entered into futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — The Series may enter into options contracts in the normal course of pursuing its investment objectives. The Series may buy or write options contracts for any number of reasons, including without limitation: to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Series’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Series may buy or write call or put options on

30

securities, futures, swaps, and foreign currencies. When the Series buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Series is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at December 31, 2020.

During the year ended December 31, 2020, the Series entered into option contracts to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions.

Swap Contracts

The Series may enter into CDS contracts in the normal course of pursuing its investment objective. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Series will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2020, the Series entered into CDS contracts as a purchaser of protection. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended December 31, 2020, the Series did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. No CDS contracts were outstanding at December 31, 2020.

During the year ended December 31, 2020, the Series entered in to CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

31

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

8. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2020 were as follows:

	Asset Derivatives Fair Value
		Interest
Statement of Assets and	Currency	Rate
Liabilities Location	Contracts	Contracts	Total
Unrealized appreciation of foreign currency exchange contracts	$1	$—	$1
Variation margin due from broker on futures contracts*	—	1,207	1,207
Total	$1	$1,207	$1,208

	Liability Derivatives Fair Value
		Interest
Statement of Assets and	Currency	Rate
Liabilities Location	Contracts	Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(93)	$—	$(93)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended December 31, 2020 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures	Options	Options	Swap
	Contracts	Contracts	Purchased	Written	Contracts	Total
Currency
contracts	$(13,477)	$—	$—	$—	$—	$(13,477)
Interest rate
contracts	—	(476)	—	—	—	(476)
Equity
contracts	—	—	(270)	247	—	(23)
Credit
contracts	—	—	—	—	13,554	13,554
Total	$(13,477)	$(476)	$(270)	$247	$13,554	$(422)

	Net Change in Unrealized Appreciation (Depreciation)
	of:
	Foreign
	Currency
	Exchange	Futures
	Contracts	Contracts	Total
Currency
contracts	$250	$—	$250
Interest rate
contracts	—	1,822	1,822
Total	$250	$1,822	$2,072

32

The table below summarizes the average balance of derivative holdings by the Series during the year ended December 31, 2020:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$19,491	$14,585
Futures contracts (average notional value)	346,272	—
Options contracts (average notional value)*	4	6
CDS contracts (average notional value)**	68,348	—

*	Long represents purchased options and short represents written options.
**	Long represents buying protection and short represents selling protection.

9. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At December 31, 2020, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Gross Value of
				Gross Value of	Derivative
Counterparty				Derivative Asset	Liability	Net Position
The Bank of New York Mellon				$1	$(93)	$(92)

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
The Bank of New York Mellon	$(92)	$—	$—	$—	$—	$(92)

(a)	The value of the related collateral exceeded the value of the derivatives as of December 30, 2020, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for

33

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

10. Securities Lending (continued)

such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

11. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, "IBORs" )could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition

34

of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2020. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’

35

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

11. Credit and Market Risk (continued)

yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

36

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Total Return Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Total Return Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Class Name	Financial Highlights
Standard Class	For the years ended December 31, 2020 and 2019
Service Class	For the year ended December 31, 2020 and the
period from October 31, 2019 (commencement of
operations) through December 31, 2019

The financial statements of First Investors Life Series Total Return Fund (subsequent to reorganization, known as Delaware VIP Total Return Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

37

Other Series information (Unaudited)
Delaware VIP® Total Return Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	56.94%
(B) Ordinary Income Distributions (Tax Basis)	43.06%
Total Distributions (Tax Basis)	100.00%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Total Return Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Total Return Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Funds Management Hong Kong Limited (“MFMHK”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

38

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all mixed-asset target allocation moderate funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-year period was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year period was in the fourth quartile of its Performance Universe and the Series’ total return for the 5- and 10-year periods was in the third quartile of its Performance Universe. The Board observed that the Series’ performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered that much of the Series’ underperformance preceded Management’s acquisition of the Series in October 2019. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as

39

Other Series information (Unaudited)
Delaware VIP® Total Return Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Total Return Series at a meeting held August 11-13, 2020 (continued)

service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

Board consideration of sub-advisory agreement for Delaware VIP Total Return Series at a meeting held November 17-19, 2020

At a meeting held on November 17-19, 2020, the Board of Trustees (the “Board”) of Delaware VIP Total Return Series (the “Series”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved new Sub-Advisory Agreements between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”).

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about MIMAK, including its personnel, operations, and financial condition, which had been provided by MIMAK. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by the MIMAK; information concerning MIMAK’s organizational structure and the experience of their key investment management personnel; copies of MIMAK’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMAK; and a copy of the Sub-Advisory Agreement.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with their independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreement. This discussion of the information and factors considered by the Board is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent, and quality of the services to be provided by MIMAK, the Board reviewed the services to be provided by MIMAK pursuant to the Sub-Advisory Agreement and as described at the meeting. The Board reviewed materials provided by MIMAK regarding the experience and qualifications of the personnel who will be responsible for providing services to the Series. The Board also considered relevant performance information provided with respect to MIMAK. In discussing the nature of the services proposed to be provided by MIMAK, it was observed that the Sub-Advisory Agreement will expand the sub-advisory services already provided by MIMAK, to include the provision of discretionary investment management services as well as asset allocation services. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by MIMAK to the Series and its shareholders and was confident in the abilities of MIMAK to provide quality services to the Series and its shareholders.

40

Investment performance. In regards to the appointment of MIMAK for the Series, the Board reviewed information on prior performance for MIMAK. In evaluating performance, the Board considered its previous approval of MIMAK to provide fully discretionary services to other Delaware Funds.

Sub-advisory fees. The Board considered that DMC would pay MIMAK a discretionary investment sub-advisory fee based on the extent to which MIMAK provides services to the Series as described in the Sub-Advisory Agreement, in addition to the asset allocation sub-advisory fee previously approved. In considering the appropriateness of the sub-advisory fees, the Board also reviewed and considered the fees in light of the nature, extent, and quality of the sub-advisory services to be provided by MIMAK. The Board noted that the sub-advisory fees are paid by DMC to MIMAK and are not additional fees borne by the Series, and that the management fee paid by the Series to DMC would stay the same at current asset levels. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and MIMAK, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale, and fall-out benefits. Trustees were also given available information on profits being realized by MIMAK in relation to the services being provided to the Series and in relation to MIMAK’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided with, and considered, information on potential fall-out benefits derived or to be derived by MIMAK in connection with its relationship to the Series. The Board considered the potential benefit to DMC and MIMAK of marketing a global approach on the portfolio management of their fixed income investment strategies. The Trustees also noted that economies of scale are shared with the Series and its shareholders through investment management fee breakpoints in DMC’s fee schedule for the Series so that as the Series grows in size, its effective investment management fee rate declines.

41

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

42

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

43

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

44

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

45

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

46

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPTR-221

Delaware VIP® Trust

Delaware VIP Equity Income Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	5
Security type / sector allocation and top 10 equity holdings	6
Schedule of investments	7
Statement of assets and liabilities	8
Statement of operations	9
Statements of changes in net assets	10
Financial highlights	11
Notes to financial statements	12
Report of independent registered public accounting firm	19
Other Series information	20
Board of trustees / directors and officers addendum	24

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Equity Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Equity Income Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek total return.

For the fiscal year ended December 31, 2020, Delaware VIP Equity Income Series Standard Class shares declined -0.33% with all distributions reinvested. The Series underperformed its benchmark, the Russell 1000® Value Index, which increased 2.80% for the same period.

During the Series’ fiscal year, the COVID-19 pandemic and resulting government policy responses caused significant fluctuations in the stock market. Between mid-February and mid-March 2020, the broad market S&P 500® Index declined 30%, the fastest drop of this magnitude in its history. The S&P 500 Index then jumped 17% in late March – its biggest three-day gain since 1933 – when a massive fiscal stimulus package worked its way through Congress. Stocks continued to rally strongly, especially those of very large, technology-oriented growth companies, as investors appeared largely unconcerned with their high valuations. In December, the Dow Jones Industrial Average®, NASDAQ Composite Index, and S&P 500 Index attained new all-time highs despite monthly records for new COVID-19 cases and hospitalizations and a new wave of restrictions on gatherings and travel in many states. As in 2019, the broad market’s robust gains in 2020 were driven almost entirely by expansion in valuation multiples. (Sources: Cornerstone Macro, FactSet Research Systems.)

Investments in the energy sector were the largest detractors from the Series’ performance. Shares of exploration and production (E&P) companies Marathon Oil Corp. and Occidental Petroleum Corp., both of which are highly sensitive to fluctuations in oil prices, experienced significant stock-price declines when crude oil demand dropped significantly early in the pandemic. Given the investment team’s view that demand for oil could remain weak for an extended period and cash-flow generation at these businesses could remain depressed, we opted to sell these positions.

The Series’ holdings in the industrials sector also resulted in relative underperformance. Aerospace and defense company Raytheon Technologies Corp. was the laggard in this group. The company formed in April when Raytheon Co. merged with United Technologies Corp. Raytheon Technologies’ commercial aerospace exposure was a source of concern for investors during the downturn. The company expressed a conservative outlook for its free cash flow in fiscal 2020 and delayed its timeframe for an expected recovery in the aerospace industry. Meanwhile, the firm’s defense segment continued to post what we viewed as strong financial results with a significant increase in its business. At fiscal year end, Raytheon Technologies’ shares remained attractively valued, in our view, and appeared to have priced in many challenges facing its business.

The Series’ holding in multifamily housing real estate investment trust (REIT) Equity Residential was another notable detractor. Pandemic-related pressure on rent and occupancy levels challenged Equity Residential’s business in some of its core urban markets. Additionally, REITs in other more highly valued market areas that are less exposed to COVID-19 – such as storage, data centers, and cell towers – continued to garner investor interest. Despite the near-term challenges facing the multifamily housing space, we remained positive about Equity Residential’s prospects over the next three to five years. It had one of the strongest balance sheet and capital positions among its peers, and the stock was trading at the low end of its historic valuation range. When the economy reopens more, we believe Equity Residential has the potential to see its fundamentals stabilize and eventually improve. Meanwhile, the company’s balance sheet and diversified property portfolio appear likely to continue to provide support at current valuation levels, in our view.

Investments in the information technology sector (IT) were the largest contributors to the Series’ relative returns. Broadcom Inc., a leading provider of semiconductor and infrastructure software solutions, led the group. The company has seen relatively steady demand for many of its products and services and has benefited from several broad trends, including growing demand for servers, storage, mobility, and security. At the end of the fiscal period, the team believed Broadcom had attractive cash flow dynamics, remaining upside potential in its stock, and an attractive dividend yield.

International entertainment and media enterprise Walt Disney Co. was also a strong contributor. The number of subscribers in Disney+, the company’s direct-to-consumer streaming offering, has continued to surpass expectations. At its investor day in December, Disney raised its Disney+ subscriber targets and announced plans to substantially increase its investment in content, which further buoyed the shares. Meanwhile, the company’s Disneyland park in California remained closed and its Orlando property was operating at reduced capacity. Disney also announced that it will look to reinstate its dividend when operations normalize, possibly in the second half of 2021.

The Series’ holding in home improvement retailer Lowe’s Companies Inc. was another notable contributor. The company continued to benefit from ongoing strength in consumer spending on home improvements and stronger operational execution stemming from CEO Marvin Ellison’s

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Equity Income Series

recent business transformation initiatives. As of the end of the fiscal year, we considered Lowe’s shares reasonably valued. That said, given the stock’s favorable performance in recent years, the team assessed its potential risk-reward profile relative to other opportunities in the consumer discretionary sector.

During the fiscal year, we made more changes to the Series than usual as we sought to take advantage of stock market volatility to upgrade overall quality. These changes resulted in better quality metrics relative to the Russell 1000 Value Index across several dimensions, including average debt rating, leverage ratio, and interest coverage, and did so without stretching valuation. Looking at several valuation ratios, the Series is, in our view, better positioned relative to the Russell 1000 Value Index than it has been in recent years. We believe the combination of higher quality and lower relative valuation further improves the Series’ risk-reward profile. While performance lagged the benchmark – especially in the second half of 2020 as investors rotated into more speculative stocks – we did not chase the rally because we did not believe fundamentals justified these stocks’ leadership. At the end of the fiscal year, we continued to emphasize higher quality, undervalued companies we believed had the potential to generate steadier long-term growth in earnings and cash flows.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Equity Income Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
November 15, 1993)	-0.33%	+3.85%	+7.95%	+8.75%	—
Russell 1000 Value Index	+2.80%	+6.07%	+9.74%	+10.50%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.78%, while total operating expenses for Standard Class shares were 0.78%. The management fee for Standard Class shares was 0.65%.The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.80% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the “Performance of a $10,000 investment” graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Equity securities are subject to price fluctuation and possible loss of principal.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Equity Income Series

Performance of a $10,000 investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
Russell 1000 Value Index	$10,000	$27,148
Delaware VIP Equity Income Series — Standard Class shares	$10,000	$23,143

The graph shows a $10,000 investment in the Delaware VIP Equity Income Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the Russell 1000 Value Index for the period from December 31, 2010 through December 31, 2020.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Dow Jones Industrial Average, mentioned on page 1, is an often-quoted market indicator that comprises 30 widely held US blue-chip stocks.

The NASDAQ Composite Index, mentioned on page 1, is a broad-based, market capitalization weighted index that measures all Nasdaq US- and international-based common type stocks listed on The NASDAQ Stock Market and includes more than 2,500 securities.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

4

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,182.70	0.80%	$4.39
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.11	0.80%	$4.06

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

5

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP Equity Income Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock	98.89%
Communication Services	11.75%
Consumer Discretionary	5.76%
Consumer Staples	8.63%
Energy	2.97%
Financials	12.96%
Healthcare	17.94%
Industrials	11.86%
Information Technology	18.19%
Materials	3.14%
Real Estate	2.69%
Utilities	3.00%
Short-Term Investments	0.97%
Total Value of Securities	99.86%
Receivables and Other Assets Net of
Liabilities	0.14%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Discover Financial Services	3.44%
Broadcom	3.25%
Walt Disney	3.23%
Truist Financial	3.19%
CVS Health	3.19%
Cisco Systems	3.18%
Allstate	3.18%
Cognizant Technology Solutions Class A	3.17%
Raytheon Technologies	3.16%
American International Group	3.15%

6

Schedule of investments
Delaware VIP® Trust — Delaware VIP Equity Income Series

December 31, 2020

	Number
	of shares	Value (US $)
Common Stock — 98.89%
Communication Services — 11.75%
AT&T	108,300	$3,114,708
Comcast Class A	66,368	3,477,683
Verizon Communications	52,000	3,055,000
Walt Disney †	20,143	3,649,509
		13,296,900
Consumer Discretionary — 5.76%
Dollar Tree †	30,300	3,273,612
Lowe’s	20,200	3,242,302
		6,515,914
Consumer Staples — 8.63%
Archer-Daniels-Midland	66,000	3,327,060
Conagra Brands	89,918	3,260,427
Mondelez International
Class A	54,400	3,180,768
		9,768,255
Energy — 2.97%
ConocoPhillips	84,100	3,363,159
		3,363,159
Financials — 12.96%
Allstate	32,700	3,594,711
American International
Group	94,200	3,566,412
Discover Financial Services	42,944	3,887,720
Truist Financial	75,300	3,609,129
		14,657,972
Healthcare — 17.94%
Cardinal Health	61,800	3,310,008
Cigna	16,000	3,330,880
CVS Health	52,800	3,606,240
Johnson & Johnson	21,400	3,367,932
Merck & Co.	38,500	3,149,300
Viatris †	188,192	3,526,718
		20,291,078
Industrials — 11.86%
Caterpillar	19,479	3,545,567
Honeywell International	16,118	3,428,299
Northrop Grumman	9,400	2,864,368
Raytheon Technologies	49,959	3,572,568
		13,410,802
Information Technology — 18.19%
Broadcom	8,400	3,677,940
Cisco Systems	80,500	3,602,375
Cognizant Technology
Solutions Class A	43,720	3,582,854
Intel	62,100	3,093,822
Motorola Solutions	19,500	3,316,170
Oracle	51,000	3,299,190
		20,572,351
Materials — 3.14%
DuPont de Nemours	50,000	3,555,500
		3,555,500
Real Estate — 2.69%
Equity Residential	51,300	3,041,064
		3,041,064
Utilities — 3.00%
Edison International	54,000	3,392,280
		3,392,280
Total Common Stock
(cost $98,574,879)		111,865,275

Short-Term Investments — 0.97%
Money Market Mutual Funds — 0.97%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	273,868	273,868
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	273,869	273,869
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	273,869	273,869
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	273,868	273,868
Total Short-Term Investments
(cost $1,095,474)		1,095,474
Total Value of
Securities—99.86%
(cost $99,670,353)		$112,960,749

†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

7

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Equity Income Series

December 31, 2020

Assets:
Investments, at value*	$112,960,749
Receivable for securities sold	252,604
Dividends receivable	170,402
Receivable for series shares sold	3,857
Other assets	4,022
Total Assets	113,391,634
Liabilities:
Due to custodian	1
Payable for securities purchased	142,642
Investment management fees payable to affiliates	58,492
Payable for series shares redeemed	34,576
Reports and statements to shareholders expenses payable to non-affiliates	16,809
Accounting and administration fees payable to non-affiliates	12,295
Other accrued expenses	7,008
Legal fees payable to affiliates	719
Dividend disbursing and transfer agent fees and expenses payable to affiliates	714
Accounting and administration expenses payable to affiliates	656
Trustees’ fees and expenses payable to affiliates	350
Reports and statements to shareholders expenses payable to affiliates	114
Total Liabilities	274,376
Total Net Assets	$113,117,258

Net Assets Consist of:
Paid-in capital	$98,119,245
Total distributable earnings (loss)	14,998,013
Total Net Assets	$113,117,258

Net Asset Value
Standard Class:
Net assets	$113,117,258
Shares of beneficial interest outstanding, unlimited authorization, no par	7,018,474
Net asset value per share	$16.12
____________________
* Investments, at cost	$99,670,353

See accompanying notes, which are an integral part of the financial statements.

8

Statement of operations
Delaware VIP® Trust — Delaware VIP Equity Income Series

Year ended December 31, 2020

Investment Income:
Dividends	$3,027,492

Expenses:
Management fees	693,298
Accounting and administration expenses	57,418
Audit and tax fees	56,109
Reports and statements to shareholders expenses	29,869
Legal fees	9,328
Dividend disbursing and transfer agent fees and expenses	8,895
Trustees’ fees and expenses	6,141
Custodian fees	4,569
Registration fees	1,412
Other	2,555
869,594
Less expenses waived	(16,153)
Less expenses paid indirectly	(634)
Total operating expenses	852,807
Net Investment Income	2,174,685
Net Realized and Unrealized Loss:
Net realized loss on investments	(363,982)
Net change in unrealized appreciation (depreciation) of investments	(3,726,655)
Net Realized and Unrealized Loss	(4,090,637)
Net Decrease in Net Assets Resulting from Operations	$(1,915,952)
See accompanying notes, which are an integral part of the financial statements.

9

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Equity Income Series

	Year ended
	12/31/20	12/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,174,685	$2,436,375
Net realized gain (loss)	(363,982)	24,884,776
Net change in unrealized appreciation (depreciation)	(3,726,655)	(2,271,056)
Net increase (decrease) in net assets resulting from operations	(1,915,952)	25,050,095

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(27,090,760)	(14,210,932)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	1,676,251	1,919,221

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	27,090,760	14,210,932
	28,767,011	(16,130,153)
Cost of shares redeemed:
Standard Class	(14,902,943)	(12,594,141)
Increase in net assets derived from capital share transactions	13,864,068	3,536,012
Net Increase (Decrease) in Net Assets	(15,142,644)	14,375,175

Net Assets:
Beginning of year	128,259,902	113,884,727
End of year	$113,117,258	$128,259,902

See accompanying notes, which are an integral part of the financial statements.

10

Financial highlights
Delaware VIP® Equity Income Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20		12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$22.37		$20.61	$23.64	$21.36	$20.01

Income (loss) from investment operations
Net investment income[2]	0.32		0.41	0.66	0.40	0.42
Net realized and unrealized gain (loss)	(1.67)		3.94	(2.57)	2.81	2.03
Total from investment operations	(1.35)		4.35	(1.91)	3.21	2.45

Less dividends and distributions from:
Net investment income	(0.48)		(0.68)	(0.43)	(0.42)	(0.40)
Net realized gain	(4.42)		(1.91)	(0.69)	(0.51)	(0.70)
Total dividends and distributions	(4.90)		(2.59)	(1.12)	(0.93)	(1.10)

Net asset value, end of period	$16.12		$22.37	$20.61	$23.64	$21.36
Total return[3]	(0.33%	)[4]	22.71% [4]	(8.42% )	15.52%	13.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$113,117		$128,260	$113,885	$129,994	$116,685
Ratio of expenses to average net assets[5]	0.80%		0.82%	0.81%	0.80%	0.81%
Ratio of expenses to average net assets prior to fees waived[5]	0.82%		0.82%	0.81%	0.80%	0.81%
Ratio of net investment income to average net assets	2.04%		1.96%	2.92%	1.81%	2.09%
Ratio of net investment income to average net assets prior to
fees waived	2.02%		1.96%	2.92%	1.81%	2.09%
Portfolio turnover	30%		118% [6]	50%	18%	20%

[1]

On October 4, 2019, the First Investors Life Series Equity Income Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Equity Income Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Equity Income Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Equity Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Equity Income Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer, which are estimated. The Series declares and pays dividends from

12

net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $634 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.80% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $7,642 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $8,000 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $6,818 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Equity Income Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.
____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$32,036,525
Sales	42,556,933

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$99,807,503
Aggregate unrealized appreciation of investments	$17,163,310
Aggregate unrealized depreciation of investments	(4,010,064)
Net unrealized appreciation of investments	$13,153,246

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

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Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

Level 1
Securities
Assets:
Common Stock	$111,865,275
Short-Term Investments	1,095,474
Total Value of Securities	$112,960,749

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$2,816,186	$3,708,762
Long-term capital gains	24,274,574	10,502,170
Total	$27,090,760	$14,210,932

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$98,119,245
Undistributed ordinary income	2,129,641
Capital loss carryforwards*	(284,874)
Unrealized appreciation of investments	13,153,246
Net assets	$113,117,258

*	$142,047 of this loss which can be utilized is subject to an annual limitation in accordance with the Internal Revenue Code 382 due to an ownership change on July 1, 2020.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Equity Income Series

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnership income. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series recorded the following reclassifications:

Paid-in capital	$18,551
Total distributable earnings (loss)	(18,551)

At December 31, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$284,874	$—	$284,874

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	108,547	92,878
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,118,120	716,277
	2,226,667	809,155
Shares redeemed:
Standard Class	(942,227)	(599,970)
Net increase	1,284,440	209,185

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required

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percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Equity Income Series

9. Credit and Market Risk (continued)

for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2020, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Equity Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Equity Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Equity Income Fund (subsequent to reorganization, known as Delaware VIP Equity Income Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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Other Series information (Unaudited)
Delaware VIP® Equity Income Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	89.60%
(B) Ordinary Income Distributions (Tax Basis)	10.40%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends [1]	100.00%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on the Series’ ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Equity Income Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Equity Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

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Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Broadridge currently classifies the Series as an equity income fund. However, Management believes that, after implementing strategy changes in connection with the acquisition of the Series in October 2019, it would be more appropriate to include the Series in the large-cap value funds category. Accordingly, the Broadridge report prepared for the Series compares the Series’ performance to two separate Performance Universes – one consisting of the Series and all equity income funds underlying variable insurance products, and the other, consisting of the Series and all large-cap value funds underlying variable insurance products. When compared to equity income funds, the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the third quartile of its Performance Universe. When compared to large-cap value funds, the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5- year periods was in the third quartile and second quartile, respectively, of its Performance Universe. The Board observed that Series’ performance results were not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered that much of the Series’ underperformance preceded Management’s acquisition of the Series in October 2019. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

When compared to other equity income funds and large-cap value funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to

21

Other Series information (Unaudited)
Delaware VIP® Equity Income Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Equity Income Series at a meeting held August 11-13, 2020 (continued)

the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

Board consideration of sub-advisory agreement for Delaware VIP Equity Income Series at a meeting held November 17-19, 2020

At a meeting held on November 17-19, 2020, the Board of Trustees (the “Board”) of Delaware VIP Equity Income Series (the “Series”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Global Limited (“MIMGL”).

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about MIMGL, including its personnel, operations, and financial condition, which had been provided by MIMGL. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by MIMGL; information concerning MIMGL’s organizational structure and the experience of their key investment management personnel; copies of MIMGL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMGL; and a copy of the Sub-Advisory Agreement.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with their independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreement. This discussion of the information and factors considered by the Board is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent, and quality of the services to be provided by MIMGL, the Board reviewed the services to be provided by MIMGL pursuant to the Sub-Advisory Agreement and as described at the meeting. The Board reviewed materials provided by the MIMGL regarding the experience and qualifications of the personnel who will be responsible for providing services to

22

the Series. The Board also considered relevant performance information provided with respect to MIMGL. In discussing the nature of the services proposed to be provided by MIMGL, it was observed that the Sub-Advisory Agreement will expand the sub-advisory services already provided by MIMGL, to include discretionary investment advisory services and specifically portfolio management by MIMGL’s Global Systematic Investment Team (the “MSI Team”) to implement its Equity Income strategy, subject to DMC’s oversight as the Series’ investment adviser. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by the MIMGL to the Series and its shareholders and was confident in the abilities of MIMGL to provide quality services to the Series and its shareholders.

Investment performance. In regards to the appointment of MIMGL for the Series, the Board reviewed information on prior performance for MIMGL. In evaluating performance, the Board considered that the MSI Team has a history of targeting consistent outperformance through systematic strategies and through a multi-factor investment approach to smooth returns. Additionally, the Board had considered its previous approval of MIMGL to provide fully discretionary services to other Delaware Funds.

Sub-advisory fees. The Board considered that DMC would pay MIMGL a sub-advisory fee based on the extent to which MIMGL provides services to the Series as described in the Sub-Advisory Agreement. In considering the appropriateness of the sub-advisory fees, the Board also reviewed and considered the fees in light of the nature, extent and quality of the sub-advisory services to be provided by MIMGL, as more fully discussed above. The Board noted that the sub-advisory fees are paid by DMC to MIMGL and are not additional fees borne by the Series, and that the management fee paid by the Series to DMC would stay the same at current asset levels. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and MIMGL, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale, and fall-out benefits. Trustees were also given available information on profits being realized by MIMGL in relation to the services being provided to the Series and in relation to MIMGL’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided with, and considered, information on potential fall-out benefits derived or to be derived by MIMGL in connection with its relationship to the Series. The Board considered the potential benefit to DMC and MIMGL of marketing a global approach on the portfolio management of their fixed income investment strategies. The Trustees also noted that economies of scale are shared with the Series and its shareholders through investment management fee breakpoints in DMC’s fee schedule for the Series so that as the Series grows in size, its effective investment management fee rate declines.

23

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

24

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

25

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

26

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

27

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

28

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPEI-221

Delaware VIP® Trust

Delaware VIP Fund for Income Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	6
Security type / sector allocation	7
Schedule of investments	8
Statement of assets and liabilities	14
Statement of operations	15
Statements of changes in net assets	16
Financial highlights	17
Notes to financial statements	18
Report of independent registered public accounting firm	26
Other Series information	27
Board of trustees / directors and officers addendum	30

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Fund for Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Fund for Income Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek high current income.

For the fiscal year ended December 31, 2020, Delaware VIP Fund for Income Series (the “Series”) Standard Class shares gained 7.95% with all distributions reinvested. For the same period, the Series’ benchmark, the ICE BofA US High Yield Constrained Index, gained 6.07%.

The first quarter of the Series’ fiscal year presented a relatively benign market environment compared with the tumultuous months that followed. As 2020 began, high yield investors found themselves digesting the up-and-down progress of US-China trade negotiations. Abroad, oil prices were disrupted following the bombing of refineries in Saudi Arabia. Domestically, concerns over weakening manufacturing and an inverted yield curve seemed to be resolved as the US Federal Reserve cut interest rates by 25 basis points and unemployment reached record lows. High yield bonds benefited in January, showing modest coupon-driven gains. (A basis point equals one hundredth of a percentage point.)

The positive news ended abruptly in February amid reports that a novel coronavirus was spreading widely outside of China. Over the ensuing four weeks, large swaths of the US economy were shuttered. Some high yield bond prices plunged 20% or more, and spreads widened to nearly 1,100 basis points over Treasurys. Fortunately, in late March, both Congress and the Fed stepped in with unprecedented amounts of fiscal and monetary relief for an economy in need of life support. Investors responded as intended and the pandemic-induced selloff in virtually all risk assets abated almost as abruptly it had begun.

As part of its monetary rescue package, the Fed pledged to be an available lender of last resort to certain investors in sub-investment-grade credit. This was unprecedented, and some investors interpreted it as a promise to backstop the entire sector if needed. As the economy reopened during the second half of the Series’ fiscal year, high yield spreads fell roughly 700 basis points, to stand a mere 40 basis points above January’s pre-COVID-19 level.

In part, inflows of $35 billion, the vast majority of which materialized after the government’s economic resuscitation efforts in March, powered the rally in high yield. Notably, some of the late-period demand for BB-rated securities originated from investors not generally considered buyers of high yield. We were not surprised, considering that the yields on Treasurys, the traditional flight-to-quality instruments, were 0.11% (3-month), 0.17% (1-year), and 0.70% (10-year) on March 31, 2020. At these levels, the relatively sound fundamentals of companies in the top tier of the high yield universe seemed to represent favorable value for investors. Issuing companies also benefited as low rates and tightening spreads encouraged them to build cash reserves and refinance existing debt.

The volatile environment for financial assets sparked sudden shifts in leadership among the various credit tiers of the high yield market. BB-rated debt outperformed during the selloff that began in February, and CCC-rated bonds led the rebound during the risk-on rally in June and August. By fiscal year end, however, investor appetite for risk had increased with the introduction of vaccines with high efficacy rates and with more clarity around potential stimulus due to the election results. As such, CCC-rated securities significantly outperformed in November and December.

Among industry groups, energy – representing about 12% of the high yield universe – was a major laggard. A price war between Russia and Saudi Arabia dovetailed with the catastrophic collapse in worldwide demand to produce a precipitous drop in oil prices that pressured highly levered producers. Predictably, COVID-19 also affected industries such as leisure, retail, and airlines, which underperformed. Outperforming groups included interest-rate-sensitive sectors such as automotive and homebuilders; technology, which rode a powerful wave of investor interest in companies deemed well adapted to a stay-at-home economy, and traditional defensive sectors such as healthcare, financials, insurance, and consumer staples.

The Series retained an overweight position in defensive sectors relative to the benchmark during much of the fiscal year. This reflected both our usual fundamentals-driven approach to risk taking and our ability to make what we viewed as an opportunistic move in response to modestly extended valuations in many sectors of the high yield market. As the pandemic gripped investor sentiment in March, we sold select names that we deemed to be particularly vulnerable to economic fallout from COVID-related changes in consumer demand. Those liquidations temporarily raised the Series’ cash position to roughly 6% of assets, an unusually high allocation for the Series.

Counterintuitively, the securities that investors liquidated in the early stages of the pandemic were in the higher-quality segment of the market. Lower-rated credits became seemingly so illiquid as to be virtually untradable at anything other than fire-sale prices. However, after the Fed injected liquidity into the financial system in late March, we deployed the Series’ excess cash into bonds that we believed were targets of liquidity-based selling. This tactic played out favorably over the remainder of the fiscal year. In effect, the Series’ cash positioning allowed us to buy when others were selling and to sell when others were buying.

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Fund for Income Series

At the sector level, the Series’ allocation to telecommunications, technology, and transportation companies outperformed the benchmark because of strong security selection within all three sectors. Conversely, the Series’ underweight to the retail and automotive sectors detracted from performance relative to the benchmark. The Series also lagged the benchmark within the homebuilder sector because of poor credit selection.

Among individual holdings, BMC Software Inc. and Sprint Corp. contributed to outperformance. Both companies continued to exhibit solid credit profiles even in the face of a fast-weakening economy. These companies enjoyed the additional benefit of operating in defensive sectors of the high yield market (technology and telecommunications, respectively), which risk-averse investors tend to prefer. The Series’ position in mining company Freeport-McMoRan Copper & Gold Inc. also outperformed on soaring gold and copper prices.

The Series’ positions in energy-related businesses Summit Midstream Partners LP, Oasis Petroleum Inc.,and Chesapeake Energy Corp. detracted from relative performance. As noted previously, the steep drop in crude oil prices earlier in the calendar year affected the balance sheets of many lower-quality, highly levered companies in the oil and gas industry.

As of fiscal year end, the magnitude of the pandemic and its short- and long-term effects on global economies is still very much uncertain, despite the underlying support provided by the relief package passed by the US Congress. However, we think the enthusiasm surrounding additional stimulus and vaccine rollouts have bolstered investor risk appetites heading into 2021. As such, the high yield market has continued to see steady inflows into the asset class as investors search for yield and convexity (a risk-management tool used to measure and manage a portfolio’s exposure to market risk). Despite the recent market exuberance, we remain disciplined in our approach to adding risk, since we believe the high yield market could experience bouts of volatility as the impact on revenues, cash flows, and balance sheets are assessed in the coming quarters. We will continue to underpin our disciplined approach to adding risk by our fundamental bottom-up (bond-by-bond) approach to portfolio construction, with a keen eye toward operational execution and balance sheet strength.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Fund for Income Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
November 9, 1987)	+7.95%	+5.85%	+7.08%	+5.97%	—
ICE BofA US High Yield Constrained Index	+6.07%	+5.85%	+8.42%	+6.61%	—

Returns reflect the reinvestment of all distributions. Please see page 5 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.83%, while total operating expenses for Standard Class shares were 0.83%. The management fee for Standard Class shares was 0.65%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the “Performance of a $10,000 investment” graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Fund for Income Series

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Liquidity risk is the possibility that investments cannot be readily sold within seven days at approximately the price at which a fund has valued them.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

4

Performance of a $10,000 investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
ICE BofA US High Yield Constrained Index	$10,000	$18,971
Delaware VIP Fund for Income Series — Standard Class shares	$10,000	$17,852

The graph shows a $10,000 investment in the Delaware VIP Fund for Income Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the ICE BofA US High Yield Constrained Index for the period from December 31, 2010 through December 31, 2020.

The ICE BofA US High Yield Constrained Index tracks the performance of US dollar-denominated below high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark. Qualifying securities must have, among other things, a below-investment-grade rating (based on an average of Moody’s, Standard & Poor’s, and Fitch), an investment grade issuing country (based on an average of Moody’s, Standard & Poor’s, and Fitch foreign currency long-term sovereign debt ratings), and maturities of one year or more.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

5

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,108.40	0.83%	$4.40
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.96	0.83%	$4.22

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

6

Security type / sector allocation
Delaware VIP® Trust — Delaware VIP Fund for Income Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Convertible Bond	0.13%
Corporate Bonds	88.60%
Banking	2.66%
Basic Industry	9.92%
Capital Goods	5.73%
Communications	9.96%
Consumer Cyclical	7.68%
Consumer Non-Cyclical	4.79%
Energy	10.48%
Financial Services	4.23%
Healthcare	6.83%
Insurance	2.20%
Media	6.39%
Real Estate	2.58%
Services	4.36%
Technology	4.76%
Transportation	3.39%
Utilities	2.64%
Loan Agreements	7.16%
Short-Term Investments	3.24%
Total Value of Securities	99.13%
Receivables and Other Assets Net of
Liabilities	0.87%
Total Net Assets	100.00%

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Fund for Income Series

December 31, 2020

	Principal
	amount°	Value (US $)
Convertible Bond — 0.13%
PDC Energy 1.125%
exercise price $85.39,
maturity date 9/15/21	130,000	$127,605
Total Convertible Bond
(cost $126,388)		127,605

Corporate Bonds — 88.60%
Banking — 2.66%
Barclays 6.125% µ, ψ	465,000	502,213
Deutsche Bank 6.00%
µ, ψ	400,000	402,000
Natwest Group 8.625%
µ, ψ	825,000	858,107
Popular 6.125% 9/14/23	780,000	845,243
		2,607,563
Basic Industry — 9.92%
Allegheny Technologies
5.875% 12/1/27	180,000	189,788
7.875% 8/15/23	475,000	521,049
Avient 144A 5.75%
5/15/25 #	682,000	725,477
Blue Cube Spinco 10.00%
10/15/25	175,000	185,500
Chemours 144A 5.75%
11/15/28 #	485,000	495,609
First Quantum Minerals
144A 6.875%
10/15/27 #	440,000	477,950
144A 7.25% 4/1/23 #	300,000	309,660
144A 7.50% 4/1/25 #	520,000	542,100
Freeport-McMoRan 5.45%
3/15/43	578,000	720,685
GrafTech Finance 144A
4.625% 12/15/28 #	135,000	137,030
Hudbay Minerals
144A 6.125% 4/1/29 #	215,000	232,200
144A 7.625%
1/15/25 #	125,000	130,078
Joseph T Ryerson & Son
144A 8.50% 8/1/28 #	157,000	178,097
Kraton Polymers 144A
7.00% 4/15/25 #	505,000	532,018
LBM Acquisition 144A
6.25% 1/15/29 #	180,000	187,597
M/I Homes 4.95% 2/1/28	613,000	650,807
Mattamy Group
144A 4.625% 3/1/30 #	145,000	153,949
144A 5.25%
12/15/27 #	405,000	429,553
New Gold
144A 6.375%
5/15/25 #	38,000	39,781
144A 7.50% 7/15/27 #	175,000	193,922
Novelis
144A 4.75% 1/30/30 #	130,000	140,301
144A 5.875%
9/30/26 #	95,000	99,394
Olin 5.00% 2/1/30	240,000	256,156
PowerTeam Services 144A
9.033% 12/4/25 #	860,000	958,995
Tronox 144A 6.50%
4/15/26 #	350,000	364,875
WESCO Distribution 144A
7.25% 6/15/28 #	115,000	130,950
White Cap Buyer 144A
6.875% 10/15/28 #	680,000	726,325
		9,709,846
Capital Goods — 5.73%
ARD Finance PIK 144A
6.50% 6/30/27 #, >	425,000	454,219
Ardagh Packaging Finance
144A 5.25% 8/15/27 #	400,000	420,324
ATS Automation Tooling
Systems 144A 4.125%
12/15/28 #	180,000	183,600
Bombardier
144A 7.50% 12/1/24 #	275,000	264,488
144A 7.875%
4/15/27 #	260,000	239,452
Granite US Holdings 144A
11.00% 10/1/27 #	435,000	485,025
Griffon 5.75% 3/1/28	505,000	534,891
Reynolds Group Issuer
144A 4.00%
10/15/27 #	475,000	487,469
Spirit AeroSystems 144A
5.50% 1/15/25 #	475,000	501,671
Terex 144A 5.625%
2/1/25 #	265,000	273,480
Titan Acquisition 144A
7.75% 4/15/26 #	180,000	186,750
TransDigm
144A 6.25% 3/15/26 #	706,000	752,776
144A 8.00%
12/15/25 #	90,000	99,683
Vertical Holdco 144A
7.625% 7/15/28 #	435,000	474,966
Welbilt 9.50% 2/15/24	238,000	246,429
		5,605,223

8

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Communications — 9.96%
Altice Financing 144A
5.00% 1/15/28 #	320,000	$328,304
Altice France Holding 144A
6.00% 2/15/28 #	1,580,000	1,603,044
C&W Senior Financing
144A 6.875%
9/15/27 #	633,000	684,507
Cablevision Lightpath
144A 3.875%
9/15/27 #	330,000	332,475
144A 5.625%
9/15/28 #	200,000	209,625
CenturyLink
144A 4.50% 1/15/29 #	270,000	275,231
144A 5.125%
12/15/26 #	485,000	512,846
Cincinnati Bell 144A
7.00% 7/15/24 #	300,000	312,935
Connect Finco 144A
6.75% 10/1/26 #	815,000	879,035
Frontier Communications
144A 5.875%
10/15/27 #	265,000	287,028
144A 6.75% 5/1/29 #	430,000	460,906
LCPR Senior Secured
Financing 144A 6.75%
10/15/27 #	310,000	334,025
Level 3 Financing 144A
4.25% 7/1/28 #	535,000	550,247
Sprint
7.625% 3/1/26	450,000	559,219
7.875% 9/15/23	625,000	724,406
Sprint Capital 8.75%
3/15/32	175,000	277,266
T-Mobile USA 5.125%
4/15/25	200,000	205,405
Windstream Escrow 144A
7.75% 8/15/28 #	372,000	375,302
Zayo Group Holdings 144A
6.125% 3/1/28 #	785,000	831,488
		9,743,294
Consumer Cyclical — 7.68%
Allison Transmission 144A
5.875% 6/1/29 #	410,000	454,635
Boyd Gaming 4.75%
12/1/27	505,000	525,609
Caesars Entertainment
144A 6.25% 7/1/25 #	290,000	309,214
144A 8.125% 7/1/27 #	245,000	271,540
Carnival 144A 7.625%
3/1/26 #	485,000	529,312
Ford Motor
8.50% 4/21/23	350,000	395,211
9.00% 4/22/25	110,000	135,315
Ford Motor Credit
3.37% 11/17/23	265,000	270,576
3.375% 11/13/25	260,000	266,581
4.125% 8/17/27	245,000	256,944
4.542% 8/1/26	270,000	288,562
5.584% 3/18/24	470,000	507,600
General Motors Financial
5.70% µ, ψ	170,000	187,850
L Brands
144A 6.875% 7/1/25 #	213,000	231,593
6.875% 11/1/35	148,000	166,407
144A 9.375% 7/1/25 #	200,000	246,250
MGM Resorts International
4.75% 10/15/28	675,000	724,778
New Red Finance 144A
3.50% 2/15/29 #	305,000	305,191
Scientific Games
International
144A 7.25%
11/15/29 #	230,000	252,814
144A 8.25% 3/15/26 #	460,000	496,480
Six Flags Entertainment
144A 4.875%
7/31/24 #	295,000	296,333
Stars Group Holdings 144A
7.00% 7/15/26 #	150,000	158,156
Station Casinos 144A
5.00% 10/1/25 #	235,000	238,155
		7,515,106
Consumer Non-Cyclical — 4.79%
Chobani 144A 4.625%
11/15/28 #	305,000	310,338
Energizer Holdings 144A
4.375% 3/31/29 #	380,000	394,068
JBS USA LUX 144A 5.50%
1/15/30 #	625,000	718,912
Kraft Heinz Foods
5.00% 7/15/35	240,000	291,040
5.20% 7/15/45	400,000	475,640
Pilgrim’s Pride 144A
5.875% 9/30/27 #	495,000	537,501
Post Holdings
144A 5.50%
12/15/29 #	250,000	273,131
144A 5.75% 3/1/27 #	400,000	424,250

9

Schedule of investments
Delaware VIP® Trust — Delaware VIP Fund for Income Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Spectrum Brands
144A 5.00% 10/1/29 #	520,000	$559,728
144A 5.50% 7/15/30 #	130,000	140,319
United Natural Foods 144A
6.75% 10/15/28 #	540,000	565,639
		4,690,566
Energy — 10.48%
Apache
4.75% 4/15/43	301,000	312,661
4.875% 11/15/27	230,000	244,145
CNX Resources
144A 6.00% 1/15/29 #	485,000	497,785
144A 7.25% 3/14/27 #	225,000	241,036
Continental Resources
3.80% 6/1/24	485,000	500,459
Crestwood Midstream
Partners
5.75% 4/1/25	220,000	224,400
6.25% 4/1/23	250,000	251,094
DCP Midstream Operating
5.125% 5/15/29	685,000	760,905
EQM Midstream Partners
144A 6.50% 7/1/27 #	345,000	388,970
Genesis Energy
5.625% 6/15/24	100,000	97,437
6.50% 10/1/25	250,000	243,594
8.00% 1/15/27	225,000	224,437
Murphy Oil 5.875%
12/1/27	754,000	743,399
NuStar Logistics
5.625% 4/28/27	350,000	373,560
6.00% 6/1/26	267,000	289,221
6.375% 10/1/30	530,000	601,378
Occidental Petroleum
3.00% 2/15/27	270,000	240,806
3.50% 8/15/29	260,000	238,360
6.125% 1/1/31	490,000	525,623
6.625% 9/1/30	340,000	369,665
PDC Energy
5.75% 5/15/26	588,000	608,212
6.125% 9/15/24	185,000	190,455
Precision Drilling 144A
7.125% 1/15/26 #	70,000	61,149
Southwestern Energy
7.50% 4/1/26	100,000	105,050
7.75% 10/1/27	455,000	492,117
Targa Resources Partners
5.375% 2/1/27	325,000	342,123
6.50% 7/15/27	535,000	581,812
Western Midstream
Operating 4.75%
8/15/28	490,000	510,825
		10,260,678
Financial Services — 4.23%
AerCap Holdings 5.875%
10/10/79 µ	315,000	323,948
AerCap Ireland Capital
DAC 6.50% 7/15/25	465,000	556,217
Ally Financial 8.00%
11/1/31	450,000	661,508
Credit Suisse Group
144A 4.50% #, µ, ψ	470,000	473,478
144A 7.50% #, µ, ψ	225,000	251,055
DAE Funding
144A 4.50% 8/1/22 #	130,000	131,846
144A 5.75%
11/15/23 #	851,000	875,466
DAE Sukuk DIFC 144A
3.75% 2/15/26 #	390,000	401,700
United Shore Financial
Services 144A 5.50%
11/15/25 #	440,000	464,750
		4,139,968
Healthcare — 6.83%
Bausch Health 144A
6.25% 2/15/29 #	685,000	745,068
Cheplapharm Arzneimittel
144A 5.50% 1/15/28 #	425,000	444,656
CHS
144A 5.625%
3/15/27 #	470,000	505,955
144A 8.00% 3/15/26 #	240,000	258,840
Encompass Health 4.75%
2/1/30	330,000	354,070
Hadrian Merger Sub 144A
8.50% 5/1/26 #	504,000	522,174
HCA
5.375% 2/1/25	155,000	174,532
5.875% 2/15/26	125,000	143,906
Jaguar Holding II
144A 4.625%
6/15/25 #	240,000	253,498
144A 5.00% 6/15/28 #	435,000	464,906
Ortho-Clinical Diagnostics
144A 7.25% 2/1/28 #	220,000	232,513
144A 7.375% 6/1/25 #	490,000	522,769
Surgery Center Holdings
144A 10.00%
4/15/27 #	245,000	271,184

10

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Healthcare (continued)
Tenet Healthcare
144A 6.125%
10/1/28 #	490,000	$512,310
6.75% 6/15/23	255,000	274,584
6.875% 11/15/31	443,000	468,942
Verscend Escrow 144A
9.75% 8/15/26 #	495,000	537,385
		6,687,292
Insurance — 2.20%
AssuredPartners 144A
5.625% 1/15/29 #	180,000	188,100
GTCR AP Finance 144A
8.00% 5/15/27 #	156,000	169,798
HUB International 144A
7.00% 5/1/26 #	911,000	953,630
USI 144A 6.875%
5/1/25 #	821,000	844,083
		2,155,611
Media — 6.39%
CCO Holdings
144A 4.50% 8/15/30 #	1,065,000	1,131,568
144A 4.50% 5/1/32 #	120,000	128,276
144A 5.375% 6/1/29 #	365,000	400,547
Clear Channel Worldwide
Holdings 9.25%
2/15/24	496,000	503,492
CSC Holdings 144A
4.625% 12/1/30 #	1,100,000	1,149,649
Cumulus Media New
Holdings 144A 6.75%
7/1/26 #	484,000	495,681
Gray Television
144A 4.75%
10/15/30 #	275,000	279,641
144A 7.00% 5/15/27 #	210,000	230,213
Netflix
4.875% 4/15/28	190,000	214,573
144A 4.875%
6/15/30 #	60,000	69,113
Nexstar Broadcasting
144A 4.75% 11/1/28 #	345,000	361,603
144A 5.625%
7/15/27 #	360,000	386,213
Scripps Escrow II 144A
5.375% 1/15/31 #	180,000	189,626
Terrier Media Buyer 144A
8.875% 12/15/27 #	645,000	712,322
		6,252,517
Real Estate — 2.58%
Global Net Lease 144A
3.75% 12/15/27 #	560,000	578,422
HAT Holdings I 144A
3.75% 9/15/30 #	360,000	375,300
Iron Mountain
144A 5.25% 3/15/28 #	460,000	486,296
144A 5.25% 7/15/30 #	540,000	583,875
MGM Growth Properties
Operating Partnership
144A 3.875%
2/15/29 #	485,000	496,822
		2,520,715
Services — 4.36%
Covanta Holding 5.00%
9/1/30	730,000	781,967
Gartner 144A 4.50%
7/1/28 #	395,000	417,219
H&E Equipment Services
144A 3.875%
12/15/28 #	275,000	277,415
Prime Security Services
Borrower
144A 5.75% 4/15/26 #	530,000	581,012
144A 6.25% 1/15/28 #	650,000	698,750
Sabre GLBL
144A 7.375% 9/1/25 #	340,000	369,410
144A 9.25% 4/15/25 #	290,000	345,462
Tms International Holding
144A 7.25% 8/15/25 #	310,000	316,200
United Rentals North
America 5.25%
1/15/30	430,000	478,106
		4,265,541
Technology — 4.76%
Austin BidCo 144A
7.125% 12/15/28 #	180,000	188,212
Banff Merger Sub 144A
9.75% 9/1/26 #	530,000	573,047
Black Knight InfoServ 144A
3.625% 9/1/28 #	410,000	420,250
BY Crown Parent 144A
4.25% 1/31/26 #	420,000	431,025
Camelot Finance 144A
4.50% 11/1/26 #	445,000	465,303
CommScope Technologies
144A 5.00% 3/15/27 #	430,000	426,506
Microchip Technology
144A 4.25% 9/1/25 #	695,000	735,450
Open Text Holdings 144A
4.125% 2/15/30 #	662,000	705,454

11

Schedule of investments
Delaware VIP® Trust — Delaware VIP Fund for Income Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Technology (continued)
SS&C Technologies 144A
5.50% 9/30/27 #	665,000	$711,064
		4,656,311
Transportation — 3.39%
Delta Air Lines
144A 7.00% 5/1/25 #	455,000	525,623
7.375% 1/15/26	690,000	788,692
Mileage Plus Holdings
144A 6.50% 6/20/27 #	310,000	333,831
Spirit Loyalty Cayman
144A 8.00% 9/20/25 #	215,000	241,875
Stena International 144A
6.125% 2/1/25 #	200,000	198,000
United Airlines Holdings
4.875% 1/15/25	650,000	640,851
VistaJet Malta Finance
144A 10.50% 6/1/24 #	575,000	590,813
		3,319,685
Utilities — 2.64%
Calpine
144A 4.625% 2/1/29 #	85,000	87,531
144A 5.00% 2/1/31 #	510,000	533,715
PG&E 5.25% 7/1/30	955,000	1,051,694
Vistra Operations
144A 5.00% 7/31/27 #	255,000	270,555
144A 5.50% 9/1/26 #	61,000	63,650
144A 5.625%
2/15/27 #	540,000	575,154
		2,582,299
Total Corporate Bonds
(cost $81,796,457)		86,712,215

Loan Agreements — 7.16%
Applied Systems 2nd Lien
8.00% (LIBOR03M +
7.00%) 9/19/25 ●	686,000	691,574
Apro 5.00% (LIBOR03M +
4.00%) 11/14/26 ●	211,952	212,482
Blue Ribbon 1st Lien
5.00% (LIBOR02M +
4.00%) 11/15/21 ●	116,000	110,103
Boxer Parent 4.397%
(LIBOR01M + 4.25%)
10/2/25 ●	143,756	143,468
BW Gas & Convenience
Holdings 6.40%
(LIBOR01M + 6.25%)
11/18/24 ●	402,918	405,184
BWay Holding 3.48%
(LIBOR03M + 3.25%)
4/3/24 ●	776,369	753,078
Calpine 2.65% (LIBOR01M
+ 2.50%) 12/2/27 ●	645	642
Carnival 8.50%
(LIBOR01M + 7.50%)
6/30/25 ●	293,525	304,092
Epicor Software 2nd Lien
8.75% (LIBOR01M +
7.75%) 7/31/28 ●	368,200	384,769
Frontier Communications
5.75% (LIBOR01M +
4.75%) 10/8/21 ●	195,000	196,950
Global Medical Response
5.75% (LIBOR03M +
4.75%) 10/2/25 ●	492,000	490,032
Hamilton Projects Acquiror
5.75% (LIBOR03M +
4.75%) 6/17/27 ●	497,500	499,366
Informatica 2nd Lien
7.125% (LIBOR03M +
7.125%) 2/25/25 ●	535,000	546,369
Solenis International 2nd
Lien 8.733%
(LIBOR03M + 8.50%)
6/26/26 ●	708,588	697,664
Surgery Center Holdings
4.25% (LIBOR01M +
3.25%) 9/2/24 ●	494,695	487,584
Ultimate Software Group
2nd Lien 7.50%
(LIBOR03M + 6.75%)
5/3/27 ●	678,000	699,187
Vantage Specialty
Chemicals 2nd Lien TBD
10/27/25 X	17,328	15,043
Verscend Holding Tranche
B 4.647% (LIBOR01M +
4.50%) 8/27/25 ●	368,289	368,841
Total Loan Agreements
(cost $6,876,871)		7,006,428

	Number
	of shares
Short-Term Investments — 3.24%
Money Market Mutual Funds — 3.24%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	792,150	792,150

12

	Number
	of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	792,151	$792,151
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	792,150	792,150
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	792,150	792,150
Total Short-Term Investments
(cost $3,168,601)		3,168,601
Total Value of
Securities—99.13%
(cost $91,968,317)		$97,014,849

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2020, the aggregate value of Rule 144A securities was $58,052,118, which represents 59.32% of the Series’ net assets. See Note 9 in “Notes to financial statements.”

>	PIK. 100% of the income received was in the form of cash.
●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

X	This loan will settle after December 31, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.

Summary of abbreviations:
DAC – Designated Activity Company
DIFC – Dubai International Financial Centre
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR02M – ICE LIBOR USD 2 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
PIK – Payment-in-kind
TBD – To be determined
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

13

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Fund for Income Series

December 31, 2020

Assets:
Investments, at value*	$97,014,849
Receivable for securities sold	167,325
Dividends and interest receivable	1,347,870
Receivable for series shares sold	2,883
Other assets	3,556
Total Assets	98,536,483
Liabilities:
Due to custodian	3,694
Payable for securities purchased	531,255
Investment management fees payable to affiliates	46,178
Other accrued expenses	33,258
Payable for series shares redeemed	30,297
Reports and statements to shareholders expenses payable to non-affiliates	18,429
Audit and tax fees payable	3,500
Dividend disbursing and transfer agent fees and expenses payable to affiliates	619
Accounting and administration expenses payable to affiliates	614
Trustees’ fees and expenses payable	309
Legal fees payable to affiliates	169
Reports and statements to shareholders expenses payable to affiliates	98
Total Liabilities	668,420
Total Net Assets	$97,868,063

Net Assets Consist of:
Paid-in capital	$95,576,101
Total distributable earnings (loss)	2,291,962
Total Net Assets	$97,868,063

Net Asset Value
Standard Class:
Net assets	$97,868,063
Shares of beneficial interest outstanding, unlimited authorization, no par	15,191,160
Net asset value per share	$6.44
____________________
* Investments, at cost	$91,968,317

See accompanying notes, which are an integral part of the financial statements.

14

Statement of operations
Delaware VIP® Trust — Delaware VIP Fund for Income Series

Year ended December 31, 2020

Investment Income:
Interest	$5,330,061
Dividends	30,179
5,360,240

Expenses:
Management fees	626,560
Audit and tax fees	71,632
Accounting and administration expenses	55,754
Reports and statements to shareholders expenses	33,818
Dividend disbursing and transfer agent fees and expenses	8,054
Trustees’ fees and expenses	5,621
Legal fees	5,592
Custodian fees	3,617
Registration fees	12
Other	26,241
836,901
Less expenses waived	(35,774)
Less expenses paid indirectly	(1,411)
Total operating expenses	799,716
Net Investment Income	4,560,524
Net Realized and Unrealized Gain:
Net realized gain on investments	113,517
Net change in unrealized appreciation (depreciation) of investments	2,146,230
Net Realized and Unrealized Gain	2,259,747
Net Increase in Net Assets Resulting from Operations	$6,820,271

See accompanying notes, which are an integral part of the financial statements.

15

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Fund for Income Series

	Year ended
	12/31/20	12/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,560,524	$5,231,680
Net realized gain (loss)	113,517	(628,839)
Net change in unrealized appreciation (depreciation)	2,146,230	7,972,064
Net increase in net assets resulting from operations	6,820,271	12,574,905

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(5,678,792)	(5,659,504)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	2,119,323	3,411,348

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,678,792	5,659,504
	7,798,115	9,070,852
Cost of shares redeemed:
Standard Class	(16,106,275)	(11,149,960)
Decrease in net assets derived from capital share transactions	(8,308,160)	(2,079,108)
Net Increase (Decrease) in Net Assets	(7,166,681)	4,836,293

Net Assets:
Beginning of year	105,034,744	100,198,451
End of year	$97,868,063	$105,034,744

See accompanying notes, which are an integral part of the financial statements.

16

Financial highlights
Delaware VIP® Fund for Income Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$6.36	$5.96	$6.45	$6.36	$6.07

Income (loss) from investment operations
Net investment income[2]	0.29	0.30	0.30	0.30	0.30
Net realized and unrealized gain (loss)	0.16	0.44	(0.46)	0.12	0.34
Total from investment operations	0.45	0.74	(0.16)	0.42	0.64

Less dividends and distributions from:
Net investment income	(0.37)	(0.34)	(0.33)	(0.33)	(0.35)
Total dividends and distributions	(0.37)	(0.34)	(0.33)	(0.33)	(0.35)

Net asset value, end of period	$6.44	$6.36	$5.96	$6.45	$6.36
Total return[3]	7.95% [4]	12.78% [4]	(2.58% )	6.82%	11.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$97,868	$105,035	$100,198	$106,011	$101,427
Ratio of expenses to average net assets[5]	0.83%	0.85%	0.91%	0.89%	0.89%
Ratio of expenses to average net assets prior to fees waived[5]	0.87%	0.88%	0.91%	0.89%	0.89%
Ratio of net investment income to average net assets	4.73%	4.94%	4.93%	4.70%	4.85%
Ratio of net investment income to average net assets prior to
fees waived	4.69%	4.91%	4.93%	4.70%	4.85%
Portfolio turnover	131%	115%	73%	66%	56%

[1]	On October 4, 2019, the First Investors Life Series Fund For Income shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Fund For Income shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Fund for Income Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Fund for Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Fund For Income, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Series declares and pays dividends from net investment income and

18

distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $1,411 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.83% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $7,295 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $7,230 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year

19

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Fund for Income Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

ended December 31, 2020, the Series was charged $3,295 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended December 31, 2020 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended December 31, 2020, the Series engaged in securities purchases of $511,305. The Series did not engage in Rule 17a-7 securities sales for the year ended December 31, 2020. There was no realized gain (loss) as a result of 17a-7 securities purchases.
____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$119,725,798
Sales	126,671,575

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$92,238,011
Aggregate unrealized appreciation of investments	$4,907,500
Aggregate unrealized depreciation of investments	(130,662)
Net unrealized appreciation of investments	$4,776,838

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

20

asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Total
Securities
Assets:
Convertible Bond	$—	$127,605	$127,605
Corporate Bonds	—	86,712,215	86,712,215
Loan Agreements	—	7,006,428	7,006,428
Short-Term Investments	3,168,601	—	3,168,601
Total Value of Securities	$3,168,601	$93,846,248	$97,014,849

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$5,678,792	$5,659,504

21

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Fund for Income Series

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$95,576,101
Undistributed ordinary income	4,955,748
Capital loss carryforwards*	(7,440,624)
Unrealized appreciation of investments	4,776,838
Net assets	$97,868,063

*	$7,252,983 of this loss which can be utilized is subject to an annual limitation in accordance with the Internal Revenue Code 382 due to an ownership change on July 1, 2020.

The differences between the book basis and tax basis components of net assets are primarily attributable to market premium on debt instruments and tax deferral on losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At December 31, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$1,671,811	$5,768,813	$7,440,624

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	343,476	555,571
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,025,053	947,991
	1,368,529	1,503,562
Shares redeemed:
Standard Class	(2,679,433)	(1,801,135)
Net decrease	(1,310,904)	(297,573)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each

22

Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

23

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Fund for Income Series

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs” ) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

24

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

25

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Fund for Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Fund for Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Fund for Income (subsequent to reorganization, known as Delaware VIP Fund for Income Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

26

Other Series information (Unaudited)
Delaware VIP® Fund for Income Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%
____________________

(A) is based on a percentage of the Series’ total distributions.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Fund for Income Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Fund for Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Funds Management Hong Kong Limited (“MFMHK”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for

27

Other Series information (Unaudited)
Delaware VIP® Fund for Income Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Fund for Income Series at a meeting held August 11-13, 2020 (continued)

the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all high yield funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, and 5-year periods was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 10-year period was in the fourth quartile of its Performance Universe. The Board observed that the Series’ performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered that much of the Series’ underperformance preceded Management’s acquisition of the Series in Oct. 2019. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work,

28

the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

29

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

30

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)
31

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

32

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

33

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

34

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPFFI-221

Delaware VIP® Trust

Delaware VIP Growth and Income Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	6
Security type / sector allocation and top 10 equity holdings	7
Schedule of investments	8
Statement of assets and liabilities	9
Statement of operations	10
Statements of changes in net assets	11
Financial highlights	12
Notes to financial statements	13
Report of independent registered public accounting firm	20
Other Series information	21
Board of trustees / directors and officers addendum	25

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Growth and Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Growth and Income Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek long-term growth of capital and current income.

For the fiscal year ended December 31, 2020, Delaware VIP Growth and Income Series Standard Class shares declined -0.46% with all distributions reinvested. The Series underperformed its benchmark, the Russell 1000® Value Index, which increased 2.80% for the same period.

During the Series’ fiscal year, the COVID-19 pandemic and resulting government policy responses caused significant fluctuations in the stock market. Between mid-February and mid-March 2020, the broad market S&P 500® Index declined 30%, the fastest drop of this magnitude in its history. The S&P 500 Index then jumped 17% in late March – its biggest three-day gain since 1933 – when a massive fiscal stimulus package worked its way through Congress. Stocks continued to rally strongly, especially those of very large, technology-oriented growth companies, as investors appeared largely unconcerned with their high valuations. In December, the Dow Jones Industrial Average®, NASDAQ Composite Index, and S&P 500 Index attained new all-time highs despite monthly records for new COVID-19 cases and hospitalizations and a new wave of restrictions on gatherings and travel in many states. As in 2019, the broad market’s robust gains in 2020 were driven almost entirely by expansion in valuation multiples. (Sources: Cornerstone Macro, FactSet Research Systems.)

Investments in the energy sector were the largest detractors from the Series’ performance. Shares of exploration and production (E&P) companies Marathon Oil Corp. and Occidental Petroleum Corp., both of which are highly sensitive to fluctuations in oil prices, experienced significant stock-price declines when crude oil demand dropped significantly early in the pandemic. Given the investment team’s view that demand for oil could remain weak for an extended period and cash-flow generation at these businesses could remain depressed, we opted to sell these positions.

The Series’ holdings in the industrials sector also resulted in relative underperformance. Aerospace and defense company Raytheon Technologies Corp. was the laggard in this group. The company formed in April when Raytheon Co. merged with United Technologies Corp. Raytheon Technologies’ commercial aerospace exposure was a source of concern for investors during the downturn. The company expressed a conservative outlook for its free cash flow in fiscal 2020 and delayed its timeframe for an expected recovery in the aerospace industry. Meanwhile, the firm’s defense segment continued to post what we viewed as strong financial results with a significant increase in its business. At fiscal year end, Raytheon Technologies’ shares remained attractively valued, in our view, and appeared to have priced in many challenges facing its business.

The Series’ holding in multifamily housing real estate investment trust (REIT) Equity Residential was another notable detractor. Pandemic-related pressure on rent and occupancy levels challenged Equity Residential’s business in some of its core urban markets. Additionally, REITs in other more highly valued market areas that are less exposed to COVID-19 – such as storage, data centers, and cell towers – continued to garner investor interest. Despite the near-term challenges facing the multifamily housing space, we remained positive about Equity Residential’s prospects over the next three to five years. It had one of the strongest balance sheet and capital positions among its peers, and the stock was trading at the low end of its historic valuation range. When the economy reopens more, we believe Equity Residential has the potential to see its fundamentals stabilize and eventually improve. Meanwhile, the company’s balance sheet and diversified property portfolio appear likely to continue to provide support at current valuation levels, in our view.

Investments in the information technology sector (IT) were the largest contributors to the Series’ relative returns. Broadcom Inc., a leading provider of semiconductor and infrastructure software solutions, led the group. The company has seen relatively steady demand for many of its products and services and has benefited from several broad trends, including growing demand for servers, storage, mobility, and security. At the end of the fiscal period, the team believed Broadcom had attractive cash flow dynamics, remaining upside potential in its stock, and an attractive dividend yield.

International entertainment and media enterprise Walt Disney Co. was also a strong contributor. The number of subscribers in Disney+, the company’s direct-to-consumer streaming offering, has continued to surpass expectations. At its investor day in December, Disney raised its Disney+ subscriber targets and announced plans to substantially increase its investment in content, which further buoyed the shares. Meanwhile, the company’s Disneyland park in California remained closed and its Orlando property was operating at reduced capacity. Disney also announced that it will look to reinstate its dividend when operations normalize, possibly in the second half of 2021.

The Series’ holding in home improvement retailer Lowe’s Companies Inc. was another notable contributor. The company continued to benefit from ongoing strength in consumer spending on home improvements and stronger operational execution stemming from CEO Marvin Ellison’s

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Growth and Income Series

recent business transformation initiatives. As of the end of the fiscal year, we considered Lowe’s shares reasonably valued. That said, given the stock’s favorable performance in recent years, the team assessed its potential risk-reward profile relative to other opportunities in the consumer discretionary sector.

During the fiscal year, we made more changes to the Series than usual as we sought to take advantage of stock market volatility to upgrade overall quality. These changes resulted in better quality metrics relative to the Russell 1000 Value Index across several dimensions, including average debt rating, leverage ratio, and interest coverage, and did so without stretching valuation. Looking at several valuation ratios, the Series is, in our view, better positioned relative to the Russell 1000 Value Index than it has been in recent years. We believe the combination of higher quality and lower relative valuation further improves the Series’ risk-reward profile. While performance lagged the benchmark – especially in the second half of 2020 as investors rotated into more speculative stocks – we did not chase the rally because we did not believe fundamentals justified these stocks’ leadership. At the end of the fiscal year, we continued to emphasize higher quality, undervalued companies we believed had the potential to generate steadier long-term growth in earnings and cash flows.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Growth and Income Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
November 9, 1987)	-0.46%	+3.94%	+7.86%	+9.71%	—
Russell 1000 Value Index	+2.80%	+6.07%	+9.74%	+10.50%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.74%, while total operating expenses for Standard Class shares were 0.74%. The management fee for Standard Class shares was 0.65%.The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.77% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the “Performance of a $10,000 investment” graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Equity securities are subject to price fluctuation and possible loss of principal.

Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations. While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that an investment therein will be less volatile than the general stock market. The Series’ investments in potential growth opportunities may increase the potential volatility of its share price. Adverse market events may lead in increased redemptions, which could cause the Series to experience a loss or difficulty in selling securities to meet redemptions.

The Series seeks to invest in securities that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions. If these developments do not occur, the market price of these securities may not rise as expected or may fall.

At times, the Series may not be able to identify attractive dividend-paying stocks. The income received by the Series will also fluctuate due to the amount of dividends that companies elect to pay, which could adversely affect the Series’ ability to pay dividends and its share price.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Growth and Income Series

The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

In addition to the risks associated with the real estate industry, which include declines in the real estate market, decreases in property revenues, and increases in property taxes and operating expenses, REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value, and the potential failure to qualify for federal tax-free “pass-through” of distributed net income and net realized gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses, and the Series will indirectly bear a proportionate share of those fees and expenses.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.
___________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance of a $10,000 investment

For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
Russell 1000 Value Index	$10,000	$27,148
Delaware VIP Growth and Income Series — Standard Class shares	$10,000	$25,266

The graph shows a $10,000 investment in Delaware VIP Growth and Income Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the Russell 1000 Value Index for the period from December 31, 2010 through December 31, 2020.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Dow Jones Industrial Average, mentioned on page 1, is an often-quoted market indicator that comprises 30 widely held US blue-chip stocks.

The NASDAQ Composite Index, mentioned on page 1, is a broad-based, market capitalization weighted index that measures all Nasdaq US- and international-based common type stocks listed on The NASDAQ Stock Market and includes more than 2,500 securities.

4

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

5

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return† Standard Class	$1,000.00	$1,180.60	0.75%	$4.11
Hypothetical 5% return (5% return before expenses) Standard Class	$1,000.00	$1,021.37	0.75%	$3.81

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

6

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP Growth and Income Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock	98.80%
Communication Services	12.03%
Consumer Discretionary	5.97%
Consumer Staples	8.26%
Energy	2.95%
Financials	12.60%
Healthcare	17.93%
Industrials	11.81%
Information Technology	18.09%
Materials	3.43%
Real Estate	2.85%
Utilities	2.88%
Short-Term Investments	1.01%
Total Value of Securities	99.81%
Receivables and Other Assets Net of Liabilities	0.19%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
DuPont de Nemours	3.43%
Discover Financial Services	3.40%
Broadcom	3.25%
Comcast Class A	3.24%
Caterpillar	3.22%
Walt Disney	3.17%
Cisco Systems	3.15%
Cognizant Technology Solutions Class A	3.14%
Viatris	3.10%
CVS Health	3.09%

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Growth and Income Series

December 31, 2020

	Number
	of shares	Value (US $)
Common Stock — 98.80%
Communication Services — 12.03%
AT&T	442,500	$12,726,300
Comcast Class A	288,377	15,110,955
Verizon Communications	230,600	13,547,750
Walt Disney †	81,847	14,829,040
		56,214,045
Consumer Discretionary — 5.97%
Dollar Tree †	132,400	14,304,496
Lowe’s	84,700	13,595,197
		27,899,693
Consumer Staples — 8.26%
Archer-Daniels-Midland	252,000	12,703,320
Conagra Brands	355,619	12,894,745
Mondelez International
Class A	222,300	12,997,881
		38,595,946
Energy — 2.95%
ConocoPhillips	343,900	13,752,561
		13,752,561
Financials — 12.60%
Allstate	128,800	14,158,984
American International
Group	381,000	14,424,660
Discover Financial Services	175,589	15,896,072
Truist Financial	299,500	14,355,035
		58,834,751
Healthcare — 17.93%
Cardinal Health	258,900	13,866,684
Cigna	67,000	13,948,060
CVS Health	211,300	14,431,790
Johnson & Johnson	90,000	14,164,200
Merck & Co.	157,600	12,891,680
Viatris †	771,902	14,465,444
		83,767,858
Industrials — 11.81%
Caterpillar	82,661	15,045,955
Honeywell International	65,915	14,020,121
Northrop Grumman	39,400	12,005,968
Raytheon Technologies	197,340	14,111,783
		55,183,827
Information Technology — 18.09%
Broadcom	34,700	15,193,395
Cisco Systems	329,000	14,722,750
Cognizant Technology
Solutions Class A	178,896	14,660,527
Intel	244,600	12,185,972
Motorola Solutions	79,800	13,570,788
Oracle	219,000	14,167,110
		84,500,542
Materials — 3.43%
DuPont de Nemours	225,300	16,021,083
		16,021,083
Real Estate — 2.85%
Equity Residential	224,900	13,332,072
		13,332,072
Utilities — 2.88%
Edison International	213,800	13,430,916
		13,430,916
Total Common Stock
(cost $404,582,129)		461,533,294

Short-Term Investments — 1.01%
Money Market Mutual Funds — 1.01%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	1,183,912	1,183,912
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	1,183,913	1,183,913
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	1,183,912	1,183,912
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	1,183,913	1,183,913
Total Short-Term Investments
(cost $4,735,650)		4,735,650
Total Value of
Securities—99.81%
(cost $409,317,779)		$466,268,944

†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

8

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Growth and Income Series

December 31, 2020

Assets:
Investments, at value*	$466,268,944
Receivable for securities sold	1,244,978
Dividends receivable	701,731
Receivable for series shares sold	5,433
Other assets	16,185
Total Assets	468,237,271
Liabilities:
Due to custodian	5
Payable for securities purchased	658,209
Investment management fees payable to affiliates	255,012
Payable for series shares redeemed	62,396
Reports and statements to shareholders expenses payable to non-affiliates	50,290
Other accrued expenses	37,294
Dividend disbursing and transfer agent fees and expenses payable to affiliates	2,943
Accounting and administration expenses payable to affiliates	1,648
Trustees’ fees and expenses payable to affiliates	1,439
Legal fees payable to affiliates	1,316
Reports and statements to shareholders expenses payable to affiliates	469
Total Liabilities	1,071,021
Total Net Assets	$467,166,250

Net Assets Consist of:
Paid-in capital	$405,815,850
Total distributable earnings (loss)	61,350,400
Total Net Assets	$467,166,250

Net Asset Value
Standard Class:
Net assets	$467,166,250
Shares of beneficial interest outstanding, unlimited authorization, no par	16,583,592
Net asset value per share	$28.17
____________________
* Investments, at cost	$409,317,779

See accompanying notes, which are an integral part of the financial statements.

9

Statement of operations
Delaware VIP® Trust — Delaware VIP Growth and Income Series

Year ended December 31, 2020

Investment Income:
Dividends	$12,304,195

Expenses:
Management fees	2,824,811
Accounting and administration expenses	111,496
Reports and statements to shareholders expenses	81,349
Audit and tax fees	66,601
Dividend disbursing and transfer agent fees and expenses	36,120
Legal fees	29,882
Trustees’ fees and expenses	25,011
Custodian fees	13,725
Registration fees	9,115
Other	9,750
3,207,860
Less expenses paid indirectly	(2,295)
Total operating expenses	3,205,565
Net Investment Income	9,098,630
Net Realized and Unrealized Loss:
Net realized loss on investments	(4,075,021)
Net change in unrealized appreciation (depreciation) of investments	(12,421,762)
Net Realized and Unrealized Loss	(16,496,783)
Net Decrease in Net Assets Resulting from Operations	$(7,398,153)

See accompanying notes, which are an integral part of the financial statements.

10

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Growth and Income Series

	Year ended
	12/31/20	12/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,098,630	$8,673,969
Net realized gain (loss)	(4,075,021)	129,014,509
Net change in unrealized appreciation (depreciation)	(12,421,762)	(26,372,461)
Net increase (decrease) in net assets resulting from operations	(7,398,153)	111,316,017

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(136,194,991)	(88,019,342)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	3,043,343	3,098,537

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	136,194,991	88,019,342
	139,238,334	91,117,879
Cost of shares redeemed:
Standard Class	(46,521,417)	(45,347,319)
Increase in net assets derived from capital share transactions	92,716,917	45,770,560
Net Increase (Decrease) in Net Assets	(50,876,227)	69,067,235

Net Assets:
Beginning of year	518,042,477	448,975,242
End of year	$467,166,250	$518,042,477

See accompanying notes, which are an integral part of the financial statements.

11

Financial highlights
Delaware VIP® Growth and Income Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$43.10	$41.84	$49.45	$44.18	$43.11

Income (loss) from investment operations
Net investment income[2]	0.59	0.71	0.72	0.66	0.69
Net realized and unrealized gain (loss)	(3.82)	8.82	(5.48)	7.09	3.08
Total from investment operations	(3.23)	9.53	(4.76)	7.75	3.77

Less dividends and distributions from:
Net investment income	(0.75)	(0.74)	(0.68)	(0.71)	(0.61)
Net realized gain	(10.95)	(7.53)	(2.17)	(1.77)	(2.09)
Total dividends and distributions	(11.70)	(8.27)	(2.85)	(2.48)	(2.70)

Net asset value, end of period	$28.17	$43.10	$41.84	$49.45	$44.18
Total return[3]	(0.46% )	25.60%	(10.17% )	18.28%	9.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$467,166	$518,042	$448,975	$531,695	$475,019
Ratio of expenses to average net assets[4]	0.74%	0.76%	0.77%	0.78%	0.79%
Ratio of net investment income to average net assets	2.09%	1.75%	1.54%	1.45%	1.67%
Portfolio turnover	30%	122% [5]	58%	17%	21%

[1]

On October 4, 2019, the First Investors Life Series Growth & Income Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Growth & Income Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[5]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth and Income Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Growth and Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Growth & Income Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer, which are estimated. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

13

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth and Income Series

1. Significant Accounting Policies (continued)

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $2,295 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.77% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* These expense waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $18,844 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $32,602 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $17,904 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

14

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$128,864,577
Sales	161,399,462

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$410,129,188
Aggregate unrealized appreciation of investments	$71,536,112
Aggregate unrealized depreciation of investments	(15,396,356)
Net unrealized appreciation of investments	$56,139,756

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or

15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth and Income Series

3. Investments (continued)

duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

Level 1
Securities
Assets:
Common Stock	$461,533,294
Short-Term Investments	4,735,650
Total Value of Securities	$466,268,944

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$19,647,293	$7,887,300
Long-term capital gains	116,547,698	80,132,042
Total	$136,194,991	$88,019,342

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$405,815,850
Undistributed ordinary income	9,069,397
Capital loss carryforwards*	(3,858,753)
Unrealized appreciation of investments	56,139,756
Net assets	$467,166,250

*	$1,924,091 of this loss which can be utilized is subject to an annual limitation in accordance with the Internal Revenue Code 382 due to an ownership change on July 1, 2020.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

16

At December 31, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$3,858,753	$—	$3,858,753

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	113,482	75,731
Shares issued upon reinvestment of dividends and distributions:
Standard Class	6,088,288	2,334,731
	6,201,770	2,410,462
Shares redeemed:
Standard Class	(1,637,967)	(1,120,847)
Net increase	4,563,803	1,289,615

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security

17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth and Income Series

8. Securities Lending (continued)

loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests in growth stocks, which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2020. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of

18

determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2020, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

19

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Growth and Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Growth and Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Growth & Income Fund (subsequent to reorganization, known as Delaware VIP Growth and Income Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

20

Other Series information (Unaudited)
Delaware VIP® Growth and Income Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	85.57%
(B) Ordinary Income Distributions (Tax Basis)	14.43%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	58.60%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on the Series’ ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Growth and Income Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Growth and Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

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Other Series information (Unaudited)
Delaware VIP® Growth and Income Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Growth and Income Series at a meeting held August 11-13, 2020 (continued)

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all large-cap value funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 5-year periods was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the

22

Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

Board consideration of sub-advisory agreement for Delaware VIP® Growth and Income Series at a meeting held November 17-19, 2020

At a meeting held on November 17-19, 2020, the Board of Trustees (the “Board”) of Delaware VIP Growth and Income Series (the “Series”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Global Limited (“MIMGL”).

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about MIMGL, including its personnel, operations, and financial condition, which had been provided by MIMGL. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by MIMGL; information concerning MIMGL’s organizational structure and the experience of their key investment management personnel; copies of MIMGL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMGL; and a copy of the Sub-Advisory Agreement.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with their independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreement. This discussion of the information and factors considered by the Board is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent, and quality of the services to be provided by MIMGL, the Board reviewed the services to be provided by MIMGL pursuant to the Sub-Advisory Agreement and as described at the meeting. The Board reviewed materials provided by the MIMGL regarding the experience and qualifications of the personnel who will be responsible for providing services to the Series. The Board also considered relevant performance information provided with respect to MIMGL. In discussing the nature of the services proposed to be provided by MIMGL, it was observed that the Sub-Advisory Agreement will expand the sub-advisory services already provided by MIMGL, to include discretionary investment advisory services and specifically portfolio management by MIMGL’s Global Systematic Investment Team (the “MSI Team”) to implement its Equity Income strategy, subject to DMC’s oversight as the Series’ investment adviser. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by the MIMGL to the Series and its shareholders and was confident in the abilities of MIMGL to provide quality services to the Series and its shareholders.

Investment performance. In regards to the appointment of MIMGL for the Series, the Board reviewed information on prior performance for MIMGL. In evaluating performance, the Board considered that the MSI Team has a history of targeting consistent outperformance through

23

Other Series information (Unaudited)
Delaware VIP® Growth and Income Series

Board consideration of sub-advisory agreement for Delaware VIP® Growth and Income Series at a meeting held November 17-19, 2020 (continued)

systematic strategies and through a multi-factor investment approach to smooth returns. Additionally, the Board had considered its previous approval of MIMGL to provide fully discretionary services to other Delaware Funds.

Sub-advisory fees. The Board considered that DMC would pay MIMGL a sub-advisory fee based on the extent to which MIMGL provides services to the Series as described in the Sub-Advisory Agreement. In considering the appropriateness of the sub-advisory fees, the Board also reviewed and considered the fees in light of the nature, extent, and quality of the sub-advisory services to be provided by MIMGL, as more fully discussed above. The Board noted that the sub-advisory fees are paid by DMC to MIMGL and are not additional fees borne by the Series, and that the management fee paid by the Series to DMC would stay the same at current asset levels. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and MIMGL, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale, and fall-out benefits. Trustees were also given available information on profits being realized by MIMGL in relation to the services being provided to the Series and in relation to MIMGL’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided with, and considered, information on potential fall-out benefits derived or to be derived by MIMGL in connection with its relationship to the Series. The Board considered the potential benefit to DMC and MIMGL of marketing a global approach on the portfolio management of their fixed income investment strategies. The Trustees also noted that economies of scale are shared with the Series and its shareholders through investment management fee breakpoints in DMC’s fee schedule for the Series so that as the Series grows in size, its effective investment management fee rate declines.

24

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

25

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

26

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

27

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

28

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

29

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPGI-221

Delaware VIP® Trust

Delaware VIP Growth Equity Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	5
Security type / sector allocation and top 10 equity holdings	6
Schedule of investments	7
Statement of assets and liabilities	8
Statement of operations	9
Statements of changes in net assets	10
Financial highlights	11
Notes to financial statements	12
Report of independent registered public accounting firm	19
Other Series information	20
Board of trustees / directors and officers addendum	23

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Growth Equity Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Growth Equity Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek long-term growth of capital.

Smith Asset Management Group, L.P. (Smith), a US registered investment advisor, is the sub-advisor to the Series. As sub-advisor, Smith is responsible for day-to-day management of the Series’ assets. Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), has ultimate responsibility for all investment advisory services.

For the fiscal year ended December 31, 2020, Delaware VIP Growth Equity Series (the “Series”) Standard Class shares gained 29.50%. This figure reflects all dividends reinvested. For the same period, the Series’ benchmark, the Russell 1000® Growth Index, advanced 38.49%.

Economic and market fundamentals shifted dramatically during 2020. In January, COVID-19 was not generally perceived as a real threat to the US economy since the coronavirus outbreaks were occurring in China. In late February, however, the first US cases of the virus were documented in California and Washington state. COVID-19 proved to be a threat to US collective health, economy, and by extension, livelihoods and assets. The recession that began in February triggered a 31.5% decline in the Russell 1000 Growth Index by March 23, when the market bottomed out for 2020.

Thanks to unprecedented fiscal and monetary efforts, the recession had run its course by early June. From the bear market lows of March 23 through December 31, 2020, the Russell 1000 Growth Index gained 85%. While the Series’ positioning may have helped dampen downside volatility, it proved too defensive for what has been a dramatic rise by growth stocks.

Source: Bloomberg.

Information technology (IT) was the Series’ absolute and relative leading sector. NVIDIA Corp., inventor of the graphics processing unit, contributed to the Series’ performance as the company benefited from gaming, working and learning from home, and hyperscale demand trends. PayPal Holdings Inc., a provider of electronic payment solutions with a focus on online transactions, also contributed, benefiting from the surge in ecommerce. Cadence Design Systems Inc., an electronic design automation provider, outperformed. Cadence provides chip design software to semiconductor manufacturers in the high-growth areas of cloud computing, artificial intelligence, augmented and virtual reality, autonomous vehicles, 5G, and the industrial Internet of Things (IoT). For the third year in a row, we think Cadence appears on track to achieve its “Rule of 40” target (revenue growth plus operating margin of at least 40%). EPAM Systems Inc., a provider of software product development and digital platform engineering, added to the Series’ performance because of growing demand for business processing outsourcing services. Shares of Adobe Inc., the dominant provider of content creation and digital marketing software tools, outperformed. Another contributor, Zebra Technologies Corp., a manufacturer of automated identification and data capture products such as radio-frequency identification (RFID) and bar code scanners, benefited from a surge in business as a result of barcoding requirements for COVID-19 testing and enterprise customers seeking to digitize and automate workflows using Zebra’s computing, scanning, and printing solutions.

The consumer discretionary sector was the Series’ largest detracting sector for the fiscal year. The Series did not hold Tesla Inc. due to valuation concerns. Amazon.com Inc. detracted from relative performance for the period as a result of its lower average weight in the Series compared to the benchmark.

The Series’ largest individual detractors for the 12-month period were Apple Inc. and the lack of a position in Tesla Inc. The Series held Apple underweight to the benchmark in accordance with the Series’ construction goals of limiting single stock specific risk.

Airline operator Alaska Air Group Inc. detracted from the Series’ relative performance. Alaska Air suffered from a near stoppage of commercial and leisure traffic as a result of the pandemic. Discover Financial Services, a credit card and banking company, underperformed, and we sold the position. The company faced headwinds from the recession because of growing provisioning charges. Dunkin’ Brands Group Inc., the world’s leading franchiser of quick service restaurants with more than 20,000 locations under the Dunkin’ Donuts and Baskin-Robbins brands, also detracted from performance as pandemic-induced store closures pressured shares. Commercial and consumer banking giant Bank of America Corp. underperformed, as Bank of America was not immune to the challenges of narrowing net interest margins and rising loan loss write-offs. We exited the Series’ positions in Alaska Air Group and Bank of America during the fiscal year.

Our investment process centers on our belief in a specific and clearly defined fundamental outcome: Companies that can sustainably grow earnings faster than expected have the potential to outperform over time. We continue to believe that the Series’ holdings have the potential to generate healthy returns since the market typically rewards high-quality earnings and reasonable valuations. A continued recovery from the

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Growth Equity Series

recession of early 2020 should, in our opinion, provide a good foundation for potential earnings growth by the companies that make up the Series’ portfolio. Accordingly, we maintain our focus on what we view as high-quality companies whose earnings we think have the capacity to exceed market expectations.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Growth Equity Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on November 8, 1999)	+29.50%	+15.71%	+16.44%	+14.82%	—
Russell 1000 Growth Index	+38.49%	+22.99%	+21.00%	+17.21%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.80%, while total operating expenses for Standard Class shares were 0.80%. The management fee for Standard Class shares was 0.65%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.80% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Equity securities are subject to price fluctuation and possible loss of principal.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Growth Equity Series

Performance of a $10,000 investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$48,928
Delaware VIP Growth Equity Series — Standard Class shares	$10,000	$39,824

The graph shows a $10,000 investment in Delaware VIP Growth Equity Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the Russell 1000 Growth Index for the period from December 31, 2010 through December 31, 2020.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

4

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,229.20	0.80%	$4.48
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.11	0.80%	$4.06

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

5

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP Growth Equity Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock ◆	98.77%
Communication Services	6.96%
Consumer Discretionary	16.46%
Consumer Staples	4.66%
Financials	6.39%
Healthcare	12.67%
Industrials	9.38%
Information Technology*	41.14%
Materials	1.11%
Short-Term Investments	1.32%
Total Value of Securities	100.09%
Liabilities Net of Receivables and Other Assets	(0.09%)
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Commercial Services, Computers, Electronics, Office/Business Equipments, Semiconductors, and Software. As of December 31, 2020, such amounts, as a percentage of total net assets, were 4.86%, 12.00%, 4.33%, 3.69%, 2.85%, and 13.41%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentages in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Apple	6.02%
Cadence Design Systems	5.45%
PayPal Holdings	4.86%
Microsoft	4.41%
Amazon.com	4.04%
Alphabet Class A	3.86%
Zebra Technologies Class A	3.69%
Adobe	3.55%
Deckers Outdoor	3.35%
EPAM Systems	3.18%

6

Schedule of investments
Delaware VIP® Trust — Delaware VIP Growth Equity Series

December 31, 2020

	Number
	of shares	Value (US $)
Common Stock — 98.77% ◆
Communication Services — 6.96%
Alphabet Class A †	2,340	$4,101,177
Facebook Class A †	12,060	3,294,310
		7,395,487
Consumer Discretionary — 16.46%
Amazon.com †	1,320	4,299,148
AutoZone †	1,760	2,086,374
Deckers Outdoor †	12,410	3,558,940
Lowe’s	14,120	2,266,401
Target	15,341	2,708,147
Tempur Sealy
International †	95,520	2,579,040
		17,498,050
Consumer Staples — 4.66%
Procter & Gamble	13,686	1,904,270
TreeHouse Foods †	23,400	994,266
Walmart	14,258	2,055,291
		4,953,827
Financials — 6.39%
Allstate	21,400	2,352,502
Ameriprise Financial	11,710	2,275,604
JPMorgan Chase & Co.	17,020	2,162,732
		6,790,838
Healthcare — 12.67%
AbbVie	20,610	2,208,361
Eli Lilly and Co.	17,136	2,893,242
Hologic †	36,400	2,651,012
Horizon Therapeutics †	29,330	2,145,490
Merck & Co.	18,100	1,480,580
Thermo Fisher Scientific	4,500	2,096,010
		13,474,695
Industrials — 9.38%
Dover	19,170	2,420,212
EMCOR Group	20,610	1,884,991
Parker-Hannifin	12,050	3,282,540
Rockwell Automation	9,500	2,382,695
		9,970,438
Information Technology — 41.14%
Adobe †	7,550	3,775,906
Apple	48,230	6,399,639
Arrow Electronics †	20,400	1,984,920
Cadence Design Systems †	42,450	5,791,453
EPAM Systems †	9,450	3,386,408
Fortinet †	20,017	2,973,125
II-VI †	34,500	2,620,620
Microsoft	21,100	4,693,062
NVIDIA	5,800	3,028,760
PayPal Holdings †	22,080	5,171,136
Zebra Technologies
Class A †	10,200	3,920,166
		43,745,195
Materials — 1.11%
International Paper	23,800	1,183,336
		1,183,336
Total Common Stock
(cost $63,799,180)		105,011,866

Short-Term Investments — 1.32%
Money Market Mutual Funds — 1.32%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	352,170	352,170
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	352,173	352,173
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	352,173	352,173
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	352,172	352,172
Total Short-Term Investments
(cost $1,408,688)		1,408,688
Total Value of
Securities—100.09%
(cost $65,207,868)		$106,420,554

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

7

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Growth Equity Series

December 31, 2020

Assets:
Investments, at value*	$106,420,554
Dividends receivable	32,034
Receivable for series shares sold	3,806
Other assets	2,044
Total Assets	106,458,438
Liabilities:
Due to custodian	1
Investment management fees payable to affiliates	53,536
Payable for series shares redeemed	46,023
Reports and statements to shareholders expenses payable to non-affiliates	13,310
Accounting and administration fees payable to non-affiliates	12,117
Audit and tax fees payable	5,500
Other accrued expenses	1,064
Dividend disbursing and transfer agent fees and expenses payable to affiliates	661
Accounting and administration expenses payable to affiliates	633
Trustees’ fees and expenses payable	321
Legal fees payable to affiliates	176
Reports and statements to shareholders expenses payable to affiliates	107
Total Liabilities	133,449
Total Net Assets	$106,324,989

Net Assets Consist of:
Paid-in capital	$59,874,079
Total distributable earnings (loss)	46,450,910
Total Net Assets	$106,324,989

Net Asset Value
Standard Class:
Net assets	$106,324,989
Shares of beneficial interest outstanding, unlimited authorization, no par	5,372,344
Net asset value per share	$19.79
____________________
* Investments, at cost	$65,207,868

See accompanying notes, which are an integral part of the financial statements.

8

Statement of operations
Delaware VIP® Trust — Delaware VIP Growth Equity Series

Year ended December 31, 2020

Investment Income:
Dividends	$766,975

Expenses:
Management fees	593,903
Audit and tax fees	55,447
Accounting and administration expenses	54,903
Reports and statements to shareholders expenses	30,551
Dividend disbursing and transfer agent fees and expenses	7,620
Legal fees	5,356
Trustees’ fees and expenses	5,235
Custodian fees	2,833
Registration fees	12
Other	2,262
758,122
Less expenses waived	(28,395)
Less expenses paid indirectly	(680)
Total operating expenses	729,047
Net Investment Income	37,928
Net Realized and Unrealized Gain:
Net realized gain on investments	5,206,210
Net change in unrealized appreciation (depreciation) of investments	19,187,588
Net Realized and Unrealized Gain	24,393,798
Net Increase in Net Assets Resulting from Operations	$24,431,726

See accompanying notes, which are an integral part of the financial statements.

9

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Growth Equity Series

	Year ended
	12/31/20	12/31/19
Increase in Net Assets from Operations:
Net investment income	$37,928	$370,036
Net realized gain	5,206,210	5,687,837
Net change in unrealized appreciation (depreciation)	19,187,588	12,086,317
Net increase in net assets resulting from operations	24,431,726	18,144,190

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(6,063,787)	(5,077,656)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	3,247,892	7,067,713

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,063,787	5,077,656
	9,311,679	12,145,369
Cost of shares redeemed:
Standard Class	(13,317,004)	(6,878,222)
Increase (decrease) in net assets derived from capital share transactions	(4,005,325)	5,267,147
Net Increase in Net Assets	14,362,614	18,333,681

Net Assets:
Beginning of year	91,962,375	73,628,694
End of year	$106,324,989	$91,962,375

See accompanying notes, which are an integral part of the financial statements.

10

Financial highlights
Delaware VIP® Growth Equity Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$16.53	$14.14	$15.87	$13.37	$13.98

Income (loss) from investment operations
Net investment income[2]	0.01	0.07	0.05	0.06	0.08
Net realized and unrealized gain (loss)	4.39	3.28	(0.57)	3.97	0.36
Total from investment operations	4.40	3.35	(0.52)	4.03	0.44

Less dividends and distributions from:
Net investment income	(0.07)	(0.05)	(0.06)	(0.08)	(0.09)
Net realized gain	(1.07)	(0.91)	(1.15)	(1.45)	(0.96)
Total dividends and distributions	(1.14)	(0.96)	(1.21)	(1.53)	(1.05)

Net asset value, end of period	$19.79	$16.53	$14.14	$15.87	$13.37
Total return[3]	29.50% [4]	24.35% [4]	(3.79% )	32.80%	4.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$106,325	$91,962	$73,629	$69,829	$52,433
Ratio of expenses to average net assets[5]	0.80%	0.82%	0.81%	0.81%	0.83%
Ratio of expenses to average net assets prior to fees waived[5]	0.83%	0.84%	0.81%	0.81%	0.83%
Ratio of net investment income to average net assets	0.04%	0.43%	0.34%	0.40%	0.61%
Ratio of net investment income to average net assets prior to
fees waived	0.01%	0.41%	0.34%	0.40%	0.61%
Portfolio turnover	37%	45%	31%	52%	64%

[1]

On October 4, 2019, the First Investors Life Series Select Growth Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Select Growth Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

11

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth Equity Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Growth Equity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Select Growth Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

12

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $680 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.80% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Smith Asset Management Group, L.P. (Smith) furnishes investment sub-advisory services to the Series. For these services, DMC, not the Series, pays Smith a fee, which is based on 0.20% of the aggregate average daily net assets of the Series and Delaware Growth Equity Fund.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $7,121 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $6,853 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $3,113 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

13

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth Equity Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$33,863,492
Sales	44,777,740

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$65,208,334
Aggregate unrealized appreciation of investments	$41,691,756
Aggregate unrealized depreciation of investments	(479,536)
Net unrealized appreciation of investments	$41,212,220

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are

14

comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

Level 1
Securities
Assets:
Common Stock	$105,011,866
Short-Term Investments	1,408,688
Total Value of Securities	$106,420,554

During the year ended December 31, 2020, there were no transfers between into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$371,036	$275,771
Long-term capital gains	5,692,751	4,801,885
Total	$6,063,787	$5,077,656

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$59,874,079
Undistributed ordinary income	36,928
Undistributed long-term capital gains	5,201,762
Unrealized appreciation of investments	41,212,220
Net assets	$106,324,989

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

15

Notes to financial statements
Delaware VIP®Trust — Delaware VIP Growth Equity Series

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	184,340	467,704
Shares issued upon reinvestment of dividends and distributions:
Standard Class	432,819	336,714
	617,159	804,418
Shares redeemed:
Standard Class	(808,448)	(447,536)
Net increase (decrease)	(191,289)	356,882

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored

16

enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests in growth stocks, which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2020, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Growth Equity Series

11. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Growth Equity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Growth Equity Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Select Growth Fund (subsequent to reorganization, known as Delaware VIP Growth Equity Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

19

Other Series information (Unaudited)
Delaware VIP® Growth Equity Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	93.88%
(B) Ordinary Income Distributions (Tax Basis)	6.12%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends [1]	100.00%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on the Series’ ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.1

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Growth Equity Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreement for Delaware VIP Growth Equity Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreement with Smith Asset Management Group, L.P. (“Smith”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

20

Nature, extent, and quality of services. The Board considered the services provided by Smith to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of Smith and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by Smith.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5- and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Broadridge currently classifies the Series as a multi-cap core fund. However, Management believes that, after implementing strategy changes in connection with the acquisition of the Series in October 2019, it would be more appropriate to include the Series in the multi-cap growth funds category. Accordingly, the Broadridge report prepared for the Series compares the Series’ performance to two separate Performance Universes – one consisting of the Series and all multi-cap core funds underlying variable insurance products, and the other, consisting of the Series and all multi-cap growth funds underlying variable insurance products. When compared to multi-cap core funds, the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. When compared to multi-cap growth funds, the Broadridge report comparison showed that the Series’ total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5- year periods was in the third quartile and the Series’ total return for the 10-year period was in the second quartile of its Performance Universe. The Board observed that Series’ performance results were mixed. In evaluating the Series’ performance, the Board considered that much of the Series’ underperformance preceded Management’s acquisition of the Series in October 2019. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

When compared to other multi-cap core funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. When compared to other multi-cap growth funds, the expense comparisons for the Series showed that the actual management fee was in the quartile with the highest expenses of the Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective, when compared to other multi-cap core funds. In evaluating total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

21

Other Series information (Unaudited)
Delaware VIP® Growth Equity Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Growth Equity Series at a meeting held August 11-13, 2020 (continued)

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by Smith in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by Smith in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

22

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

23

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

24

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

25

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963
[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

26

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

27

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPGE-221

Delaware VIP® Trust

Delaware VIP International Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	2
Disclosure of Series expenses	4
Security type / country and sector allocations	5
Schedule of investments	6
Statement of assets and liabilities	8
Statement of operations	9
Statements of changes in net assets	10
Financial highlights	11
Notes to financial statements	13
Report of independent registered public accounting firm	23
Other Series information	24
Board of trustees / directors and officers addendum	27

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® International Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP International Series
January 12, 2021 (Unaudited)

The investment objective of the Series is to seek long-term capital growth.

For the fiscal year ended December 31, 2020, Delaware VIP International Series (the “Series”) Standard Class shares gained 7.16%. This figure reflects all distributions reinvested. For the same period, the Series’ benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index, gained 7.82% (net) and 8.28% (gross).

In the beginning of 2020, international markets started to realize the effects of the COVID-19 pandemic, fell sharply, and marked a bottom toward the end of March 2020. The pandemic crisis negatively affected the global economic system as consumers and companies went into lockdown, and the global economy experienced the most significant disruptions since World War II.

Digesting the pandemic’s evolution, international equity market investors changed direction following the selloff. The fast, steep decline in the first quarter of 2020 was followed by a notable rebound in the second quarter, fueled by unprecedented fiscal and monetary stimulus. In November, Joe Biden’s victory in the contentious US presidential election and news about the COVID-19 vaccine’s 90-95% efficacy rate further helped the market rebound.

The portfolio management team invests with a long-term business owner mindset. Our research is focused on how well we think a company can deploy its capital and redeploy retained earnings. Therefore, the Series’ portfolio is built bottom-up (security-by-security) by selecting company stocks based on quantitative insights and qualitative assessments.

We use a portfolio management tool and risk model to analyze what we view as the various contributors and detractors for the Series’ performance against its benchmark. For the year ended December 31, 2020, active country and region weights had a positive effect on performance. The Series’ overweight in Denmark and underweight in the United Kingdom relative to its benchmark were positive.

Our active sector weights had a mixed effect on returns. The Series’ underweights to financials and energy and an overweight to healthcare relative to the benchmark contributed to a positive sector effect. The Series’ underweight in information technology detracted from performance.

In terms of individual holdings, three of the largest contributors to active performance were Dutch food retailer Koninklijke Ahold Delhaize NV, Danish multinational pharmaceutical company Novo Nordisk A/S, and German sportswear manufacturer adidas AG.

In general, food retailers got a boost in sales, especially those offering online groceries amid the COVID-19 outbreak. Ahold Delhaize was no exception, having a bumper first half of the year firing on all cylinders. Sales in the first half of the year jumped 14%, underpinned by spiking online sales as social distancing and stay-at-home mandates led to a substantial rise in consumers’ buying their groceries online.

During the fiscal year, Novo Nordisk rose steadily, buoyed by positive earnings reports.

The strong execution to reinvigorate its business and expand its margin propelled adidas, a long-term holding in the Series and a strong contributor to portfolio returns in 2020. The shares strongly rebounded in March.

Conversely, three of the largest detractors from performance during the fiscal year were three companies based in France: facilities management company Sodexo S.A., multinational food products corporation Danone S.A., and multinational telecommunications corporation Orange S.A.

Sodexo suffered disproportionally from the effects of the coronavirus; facility servicing and restaurants have faced strong headwinds due to lockdowns in most of Sodexo’s markets.

Danone delivered a soft first half, in contrast with other food companies that enjoyed tailwinds from the eat-at-home trend. The Achilles’ heel for Danone was its Waters business.

A lack of equipment sales due to the closure of three-quarters of its European stores negatively affected Orange. The decline in roaming revenues due to people not traveling during government lockdowns also negatively affected its balance sheet.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.     1

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP International Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on
April 16, 1990)	+7.16%	+5.55%	+8.41%	+7.50%	—
Service Class shares (commenced operations on
December 14, 2020)	—	—	—	—	+1.16%
MSCI EAFE Index (net)	+7.82%	+4.28%	+7.45%	+5.51%	—
MSCI EAFE Index (gross)	+8.28%	+4.79%	+7.97%	+6.00%	—

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares and Service Class shares of the Series were 0.86% and 1.16%, respectively, while total operating expenses for Standard Class and Service Class shares were 1.01% and 1.31%, respectively. The management fee for Standard Class and Service Class shares was 0.85%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.86% of the Series’ average daily net assets for the Standard Class and 1.16% for the Service Class from January 1, 2020 through December 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Equity securities are subject to price fluctuation and possible loss of principal.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

2

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

“Non-diversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through December 11, 2021.

Performance of a $10,000 investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
Delaware VIP International Series — Standard Class shares	$10,000	$20,608
MSCI EAFE Index (gross)	$10,000	$17,912
MSCI EAFE Index (net)	$10,000	$17,096

The graph shows a $10,000 investment in Delaware VIP International Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the MSCI EAFE Index for the period from December 31, 2010 through December 31, 2020. The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

3

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,170.40	0.88%	$4.80
Service Class**	1,000.00	1,011.60	2.31%	1.14
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.71	0.88%	$4.47
Service Class**	1,000.00	1,013.52	2.31%	1.14

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.
**	The Service Class shares commenced operations on

December 14, 2020. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during the period for “Actual” are equal to the Service Class annualized expense ratio, multiplied by 18/366 (to reflect the actual days since inception).

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests, including exchange-traded funds. The table above does not reflect the expenses of the Underlying Funds.

4

Security type / sector and country allocations
Delaware VIP® Trust — Delaware VIP International Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / country	of net assets
Common Stock by Country	98.29%
Denmark	5.59%
France	22.72%
Germany	11.25%
Japan	16.96%
Netherlands	4.13%
Sweden	8.86%
Switzerland	16.04%
United Kingdom	12.74%
Exchange-Traded Funds	1.42%
Short-Term Investments	0.20%
Total Value of Securities	99.91%
Receivables and Other Assets Net of
Liabilities	0.09%
Total Net Assets	100.00%

Percentage
Common stock by sector ◆	of net assets
Communication Services	11.85%
Consumer Discretionary	15.04%
Consumer Staples*	34.59%
Health Care	17.16%
Industrials	11.43%
Information Technology	2.10%
Materials	6.12%
Total	98.29%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Consumer Staples sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of Beverages, Cosmetics/Personal Care, Food, and Retail. As of December 31, 2020, such amounts, as a percentage of total net assets, were 9.28%, 3.54%, 20.02%, and 1.74%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentages in the Consumer Staples sector for financial reporting purposes may exceed 25%.

5

Schedule of investments
Delaware VIP® Trust — Delaware VIP International Series

December 31, 2020

	Number
	of shares	Value (US $)
Common Stock – 98.29%Δ
Denmark – 5.59%
Novo Nordisk Class B	173,500	$12,103,217
		12,103,217
France – 22.72%
Air Liquide	80,680	13,232,045
Danone	183,880	12,076,485
Orange	536,550	6,380,406
Publicis Groupe	219,270	10,918,430
Sodexo	77,340	6,540,073
		49,147,439
Germany – 11.25%
adidas AG †	22,820	8,302,029
Fresenius Medical Care AG
& Co.	137,700	11,482,444
SAP	35,140	4,551,290
		24,335,763
Japan – 16.96%
Asahi Group Holdings	141,400	5,823,166
Kao	44,300	3,422,450
KDDI	280,900	8,328,758
Kirin Holdings	117,500	2,774,527
Lawson	80,900	3,764,766
Secom	32,700	3,016,631
Seven & i Holdings	270,200	9,567,943
		36,698,241
Netherlands – 4.13%
Koninklijke Ahold Delhaize	316,330	8,930,733
		8,930,733
Sweden – 8.86%
Essity Class B	132,000	4,252,932
Hennes & Mauritz
Class B †	239,680	5,031,378
Securitas Class B	613,330	9,895,226
		19,179,536
Switzerland – 16.04%
Nestle	107,730	12,734,905
Roche Holding	38,900	13,548,814
Swatch Group	30,950	8,413,547
		34,697,266
United Kingdom – 12.74%
Diageo	291,600	11,476,399
G4S †	3,405,000	11,817,785
Next †	44,050	4,268,491
		27,562,675
Total Common Stock
(cost $192,963,403)		212,654,870

Exchange-Traded Funds – 1.42%
iShares MSCI EAFE ETF	2,150	$156,864
Vanguard FTSE Developed
Markets ETF	61,740	2,914,745
Total Exchange-Traded Funds
(cost $2,646,106)		3,071,609

Short-Term Investments – 0.20%
Money Market Mutual Funds – 0.20%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	106,361	106,361
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	106,361	106,361
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	106,362	106,362
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	106,362	106,362
Total Short-Term Investments
(cost $425,446)		425,446
Total Value of
Securities-99.91%
(cost $196,034,955)		$216,151,925

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 5 in “Security type / country and sector allocations.”
†	Non-income producing security.

6

The following foreign currency exchange contracts were outstanding at December 31, 2020:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
BNYM	EUR	(44,584)	USD	54,762	1/4/21	$289	$—
BNYM	EUR	(100,190)	USD	122,771	1/5/21	355	—
BNYM	JPY	(19,717,933)	USD	190,284	1/4/21	—	(690)
BNYM	SEK	8,304,802	USD	(1,013,485)	1/4/21	—	(4,032)
Total Foreign Currency Exchange Contracts						$644	$(4,722)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

[1]	See Note 9 in “Notes to financial statements.”

Summary of abbreviations:
AG – Aktiengesellschaft
BNYM – Bank of New York Mellon
EAFE – Europe, Australasia, and Far East
ETF – Exchange-Traded Fund
FTSE – Financial Times Stock Exchange
GS – Goldman Sachs
MSCI – Morgan Stanley Capital International

Summary of currencies:
EUR – European Monetary Unit
JPY – Japanese Yen
SEK – Swedish Krona
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

7

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP International Series

December 31, 2020

Assets:
Investments, at value*	$216,151,925
Foreign currencies, at valueΔ	335,201
Receivable for securities sold	367,829
Dividends receivable	116,178
Foreign tax reclaims receivable	600,996
Receivable for series shares sold	42,289
Unrealized appreciation on foreign currency exchange contracts	644
Securities lending income receivable	55
Other assets	4,904
Total Assets	217,620,021
Liabilities:
Due to custodian	4,353
Payable for securities purchased	1,009,383
Investment management fees payable to affiliates	154,598
Other accrued expenses	53,178
Payable for series shares redeemed	34,931
Unrealized depreciation on foreign currency exchange contracts	4,722
Legal fees payable to affiliates	1,698
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,365
Accounting and administration expenses payable to affiliates	1,285
Trustees’ fees and expenses payable	662
Reports and statements to shareholders expenses payable to affiliates	217
Distribution fees payable to affiliates	195
Total Liabilities	1,266,587
Total Net Assets	$216,353,434

Net Assets Consist of:
Paid-in capital	$190,180,908
Total distributable earnings (loss)	26,172,526
Total Net Assets	$216,353,434

Net Asset Value
Standard Class:
Net assets	$215,577,519
Shares of beneficial interest outstanding, unlimited authorization, no par	11,252,291
Net asset value per share	$19.16
Service Class:
Net assets	$775,915
Shares of beneficial interest outstanding, unlimited authorization, no par	40,514
Net asset value per share	$19.15
____________________
* Investments, at cost	$196,034,955
Δ Foreign currencies, at cost	331,976

See accompanying notes, which are an integral part of the financial statements.

8

Statement of operations
Delaware VIP® Trust — Delaware VIP International Series

Year ended December 31, 2020

Investment Income:
Dividends	$4,007,477
Foreign tax withheld	(501,103)
3,506,374

Expenses:
Management fees	1,301,496
Distribution expenses — Service Class	114
Audit and tax fees	85,699
Accounting and administration expenses	66,481
Custodian fees	43,402
Reports and statements to shareholders expenses	41,952
Legal fees	23,574
Dividend disbursing and transfer agent fees and expenses	12,758
Trustees’ fees and expenses	8,784
Registration fees	2,586
Other	9,415
1,596,261
Less expenses waived	(264,556)
Less expenses paid indirectly	(1)
Total operating expenses	1,331,704
Net Investment Income	2,174,670
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,081,695
Foreign currencies	81,917
Foreign currency exchange contracts	(110,863)
Net realized gain	4,052,749
Net change in unrealized appreciation (depreciation) of:
Investments	4,743,147
Foreign currencies	60,349
Foreign currency exchange contracts	(3,863)
Net change in unrealized appreciation (depreciation)	4,799,633
Net Realized and Unrealized Gain	8,852,382
Net Increase in Net Assets Resulting from Operations	$11,027,052

See accompanying notes, which are an integral part of the financial statements.

9

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP International Series

	Year ended
	12/31/20	12/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,174,670	$1,207,771
Net realized gain	4,052,749	38,346,768
Net change in unrealized appreciation (depreciation)	4,799,633	(4,742,906)
Net increase in net assets resulting from operations	11,027,052	34,811,633

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(39,329,063)	(14,342,500)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	1,865,400	3,072,061
Service Class	149	—
Net assets from merger:[1]
Standard Class	52,402,687	—
Service Class	762,678	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	39,329,063	14,342,500
	94,359,977	17,414,561
Cost of shares redeemed:
Standard Class	(15,913,724)	(13,922,284)
Service Class	(367)	—
	(15,914,091)	(13,922,284)
Increase in net assets derived from capital share transactions	78,445,886	3,492,277
Net Increase in Net Assets	50,143,875	23,961,410

Net Assets:
Beginning of year	166,209,559	142,248,149
End of year	$216,353,434	$166,209,559

[1]	See Note 7 in the “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

10

Financial highlights
Delaware VIP® International Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$25.00	$22.08	$26.57	$20.22	$21.38

Income (loss) from investment operations
Net investment income[2]	0.27	0.18	0.21	0.22	0.27
Net realized and unrealized gain (loss)	—	4.97	(3.29)	6.38	(1.17)
Total from investment operations	0.27	5.15	(3.08)	6.60	(0.90)

Less dividends and distributions from:
Net investment income	—	(0.19)	(0.21)	(0.25)	(0.26)
Net realized gain	(6.11)	(2.04)	(1.20)	—	—
Total dividends and distributions	(6.11)	(2.23)	(1.41)	(0.25)	(0.26)

Net asset value, end of period	$19.16	$25.00	$22.08	$26.57	$20.22
Total return[3]	7.16% [4]	24.91% [4]	(12.16% )	32.96%	(4.20% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$215,577	$166,210	$142,248	$160,128	$124,439
Ratio of expenses to average net assets[5]	0.87%	0.83%	0.86%	0.84%	0.87%
Ratio of expenses to average net assets prior to fees waived[5]	1.04%	0.87%	0.86%	0.84%	0.87%
Ratio of net investment income to average net assets	1.44%	0.75%	0.84%	0.90%	1.28%
Ratio of net investment income to average net assets prior to fees waived	1.27%	0.71%	0.84%	0.90%	1.28%
Portfolio turnover	16%	144% [6]	50%	29%	37%

[1]	On October 4, 2019, the First Investors Life Series International Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series International Fund shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

11

Financial highlights
Delaware VIP® International Series Service Class

Selected data for each share of the Series outstanding throughout the period were as follows:

12/14/20[1]
to
12/31/20
Net asset value, beginning of period	$18.93

Income from investment operations
Net investment income[2]	—[3]
Net realized and unrealized gain	0.22
Total from investment operations	0.22

Net asset value, end of period	$19.15
Total return[4]	1.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$776
Ratio of expenses to average net assets[5]	1.16%
Ratio of expenses to average net assets prior to fees waived[5]	1.33%
Ratio of net investment income to average net assets	0.27%
Ratio of net investment income to average net assets prior to fees waived	0.10%
Portfolio turnover	16% [6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	Portfolio turnover is representative of the Series for the entire period.

See accompanying notes, which are an integral part of the financial statements.

12

Notes to financial statements
Delaware VIP® Trust — Delaware VIP International Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP International Series (Series). The Trust is an open-end investment company. The Series is considered non-diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series International Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

13

Notes to financial statements
Delaware VIP® Trust — Delaware VIP International Series

1. Significant Accounting Policies (continued)

Underlying Funds — The Series may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Series may invest include ETFs. The Series will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no earnings credits for the year ended December 31, 2020.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.85% on the first $500 million of average daily net assets of the Series, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and

14

liquidations), do not exceed 0.86% of the Series’ average daily net assets for the Standard Class and 1.16% for the Service Class from January 1, 2020 through December 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $9,413 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $11,484 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $9,842 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through December 11, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$24,702,076
Sales	36,671,905

15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP International Series

3. Investments (continued)

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$196,644,568
Aggregate unrealized appreciation of investments and derivatives	$36,455,891
Aggregate unrealized depreciation of investments and derivatives	(16,952,612)
Net unrealized appreciation of investments	$19,503,279

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Total
Securities
Assets:
Common Stock
Denmark	$—	$12,103,217	$12,103,217
France	49,147,439	—	49,147,439
Germany	—	24,335,763	24,335,763
Japan	—	36,698,241	36,698,241
Netherlands	8,930,733	—	8,930,733
Sweden	—	19,179,536	19,179,536
Switzerland	—	34,697,266	34,697,266

16

	Level 1	Level 2	Total
United Kingdom	$27,562,675	$—	$27,562,675
Exchange-Traded Funds	3,071,609	—	3,071,609
Short-Term Investments	425,446	—	425,446
Total Value of Securities	$89,137,902	$127,014,023	$216,151,925

Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$644	$644
Liabilities:
Foreign Currency Exchange Contracts	$—	$(4,722)	$(4,722)

[1]	Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

As a result of utilizing international fair value pricing at December 31, 2020, the majority of the common stock in the portfolio was categorized as Level 2.

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$10,294,184	$1,247,879
Long-term capital gains	29,034,879	13,094,621
Total	$39,329,063	$14,342,500

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$190,180,908
Undistributed ordinary income	3,774,082
Undistributed long-term capital gains	2,895,165
Unrealized appreciation (depreciation) of investments and foreign
currencies	19,503,279
Net assets	$216,353,434

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of forward currency contracts.

17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP International Series

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results are primarily due to the tax treatment of wash sales due to merger. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series recorded the following reclassification:

Paid-in capital	$213,999
Total distributable earnings (loss)	(213,999)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	99,447	132,352
Service Class	8	—
Shares from merger:
Standard Class	2,784,415	—
Service Class	40,525	—
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,563,824	662,471
	5,488,219	794,823
Shares redeemed:
Standard Class	(844,249)	(587,301)
Service Class	(19)	—
	(844,268)	(587,301)
Net increase	4,643,951	207,522

7. Reorganization

On August 12, 2020, the Board approved a proposal to reorganize Delaware VIP International Value Equity Series (the “Acquired Series”) with and into Delaware VIP International Series (the “Acquiring Series”), both a series of the Trust (the “Reorganization”). Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of the Acquired Series were acquired by the Acquiring Series, and (ii) the Trust, on behalf of the Acquiring Series, assumed the liabilities of the Acquired Series, in exchange for shares of the Acquiring Series. In accordance with the Plan, the Acquired Series liquidated and dissolved following the Reorganization. The purpose of the transaction was to allow shareholders of the Acquired Series to own shares of a Series with a similar investment objective and style as, and potentially lower net expenses than the Acquired Series. The reorganization was accomplished by a tax-free exchange of shares on December 11, 2020. For financial reporting purposes, assets received and shares issued by the Acquiring Series were recorded at fair value; however, the cost basis of the investments received from the Acquired Series was carried forward to align ongoing reporting of the Acquiring Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The cost and market value of the investments of the Acquired Series as of the close of business on December 11, 2020 were $49,563,546 and $52,930,410, respectively.

18

The share transactions associated with the merger are as follows:

	Acquired	Acquired Series	Shares Converted
	Series Net	Shares	to Acquiring	Acquiring Series	Conversion
	Assets	Outstanding	Series	Net Assets	Ratio
Service Class	762,678	64,723	40,525	19	0.626
Standard Class	52,402,687	4,440,863	2,784,415	160,177,098	0.627

The net assets of the Acquiring Series before the Reorganization were $160,177,117. The net assets of the Acquiring Series immediately following the Reorganization were $213,342,482.

Assuming the Reorganization had been completed on January 1, 2020, the Acquiring Series’ pro forma results of operations for the year ended December 31, 2020, would have been as follows:

Net investment income	$2,725,182
Net realized gain on investments	4,562,888
Net change in unrealized appreciation	6,238,402
Net increase in net assets resulting from operations	$13,526,472

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Series that have been included in the Acquiring Series’ Statement of Operations since the Reorganization was consummated on December 11, 2020.

8. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

19

Notes to financial statements
Delaware VIP® Trust — Delaware VIP International Series

9. Derivatives (continued)

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended December 31, 2020, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

During the year ended December 31, 2020, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

The table below summarizes the average balance of derivative holdings by the Series during the year ended December 31, 2020:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$83,889	$138,761

10. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At December 31, 2020, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

		Gross Value of
	Gross Value of	Derivative
Counterparty	Derivative Asset	Liability	Net Position
The Bank of New York Mellon	$644	$(4,722)	$(4,078)

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
The Bank of New York Mellon	$(4,078)	$—	$—	$—	$—	$(4,078)

(a)	The value of the related collateral exceeded the value of the derivatives as of December 31, 2020, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

20

11. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

12. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

21

Notes to financial statements
Delaware VIP® Trust — Delaware VIP International Series

12. Credit and Market Risk (continued)

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 30, 2020, there were no Rule 144A securities held by the Series.

13. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

14. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

22

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP International Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP International Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Class Name	Financial Highlights
Standard Class	For the years ended December 31, 2020 and 2019
Service Class	For the period from December 14, 2020 (commencement
of operations) through December 31, 2020

The financial statements of First Investors Life Series International Fund (subsequent to reorganization, known as Delaware VIP International Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

23

Other Series information (Unaudited)
Delaware VIP® International Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	73.83%
(B) Ordinary Income Distributions (Tax Basis)	26.17%
Total Distributions (Tax Basis)	100.00%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $299,920. The gross foreign source income earned during the fiscal year 2020 by the Series was $3,955,490.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP International Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP International Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

24

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all international large-cap growth funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the second quartile of its Performance Universe and the Series’ total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

25

Other Series information (Unaudited)
Delaware VIP® International Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP International Series at a meeting held August 11-13, 2020 (continued)

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

26

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

27

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

28

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

29

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

30

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

31

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPINT-221

Delaware VIP® Trust

Delaware VIP Investment Grade Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	6
Security type / sector allocation	7
Schedule of investments	8
Statement of assets and liabilities	14
Statement of operations	15
Statements of changes in net assets	16
Financial highlights	17
Notes to financial statements	19
Report of independent registered public accounting firm	27
Other Series information	28
Board of trustees / directors and officers addendum	31

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Investment Grade Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Investment Grade Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek to generate a maximum level of income consistent with investment primarily in investment grade debt securities.

For the fiscal year ended December 31, 2020, Delaware VIP Investment Grade Series (the “Series”) Standard Class shares gained 11.91%. The Series’ Service Class shares advanced 11.57%. Both figures reflect all dividends reinvested. For the same period, the Series’ benchmark, the Bloomberg Barclays US Corporate Investment Grade Index, gained 9.89%.

The year 2020 ended as one of the most historic periods for investment grade credit and risk markets in general. Before the COVID-19 pandemic became the central theme in virtually all aspects of market conditions and life in general, global risk markets enjoyed a tailwind generated by declining interest rates and the de-escalation of trade tension as the United States and China reached a Phase 1 agreement. The US economy was doing well. In the first six weeks of 2020, the Federal Reserve Bank of Atlanta pegged real-time gross domestic product (GDP) growth at 2.5%.

This all came undone in the third week of February, as investors suddenly realized that the coronavirus that had been spreading in China posed significant risks to global health and economies. Credit and equity markets began a precipitous selloff, with the S&P 500® Index shedding more than 30% in just one month. And as if one global crisis or black swan event wasn’t enough, in early March, midway through the coronavirus-induced selloff, Russia and Saudi Arabia began an oil-price war that sent energy markets reeling. At one point, oil prices went briefly negative on the spot market. With revenues and earnings in freefall, credit rating agencies added fuel to the fire, quickly and proactively downgrading companies, based on just a three-month forward window. This somewhat perfect storm came just a week before the US shut down much of its economic activity. The effect on the US economy was devastating. The shutdown destroyed demand for virtually everything but the absolute necessities. In early June, the Atlanta Fed pegged real-time GDP growth at -54%, arguably worse than the Great Depression.

The US government’s response was immediate. Unlike during the 2008-2009 recession, when it took months for policy makers to intervene, both the US Federal Reserve and lawmakers acted swiftly. In March, the Fed cut interest rates twice in historic back-to-back intermeeting moves, cutting rates 125 basis points and rapidly reducing the target range down to 0.00%-0.25%. (One basis point is a hundredth of a percentage point.) Then in April, the Fed announced $2.3 trillion in monetary stimulus, unprecedented in its size and scope. Congress quickly followed suit on the fiscal side with a $600 weekly unemployment extension and the Payroll Protection Program. At the same time, the Fed introduced additional measures to ensure that markets would remain functional and viable, including government purchases of Treasurys and agency mortgage-backed securities (MBS), expansion and creation of lending facilities targeting asset backed securities (ABS), money market funds, and commercial paper. But most importantly for credit markets, this also included two programs to support large employers – a Primary Market Corporate Credit Facility (PMCCF) for new bond and loan issuance, and a Secondary Market Corporate Credit Facility (SMCCF) to provide liquidity for outstanding corporate bonds. The SMCCF was expanded several weeks later to include “fallen angels,” investment grade bonds that have been reduced to junk status, and high yield exchange-traded funds (ETFs), with conditions, marking a historic foray into high yield corporate debt markets for the US government. Other central banks and governments implemented similar policies and programs globally. These concerted efforts helped risk assets quickly recover and credit underwent a monumental and rapid rebound in the second quarter of 2020.

Demand for corporate credit was strong as the Series’ fiscal year began. Domestic investors were the principal drivers, as they sought yield in an environment that included an economic slowdown that had taken hold outside the US and the US-China trade dispute. That demand evaporated during the coronavirus-induced selloff but came back sharply when the Fed intervened. Foreign investors flowed into the market as well, as lower interest rates and the Fed’s dollar swap lines provided cheaper access to US dollars. Demand for corporate credit remained notably strong throughout the rest of the Series’ fiscal year, despite several headwinds as COVID-19 cases surged around the globe and election uncertainty in the US created uncertainty for investors.

Heavy supply met the demand for corporate credit. Seemingly every company that could do so took advantage of these market technical trends (supply-demand imbalance) to issue new debt. Investment grade supply totaled more than $1.9 trillion for the year, up 58% from the prior year and reached the $1 trillion mark at the fastest pace in history at just 139 days. Over the past five years, the $1 trillion level has not been typically reached until September/October. We think a significant decline in supply, on both gross and net basis, is likely in 2021, as investment grade issuers are reaching debt capacity limits with record cash hoards accumulated during the height of the crisis and refinance activity has pushed out maturity walls, thus minimizing the need for significant issuance. Expectations are calling for roughly $1.2 trillion of gross supply with several segments in industrials projected to experience significant declines, a strong positive technical for those sectors and the overall credit market. And with depressed global yields still at record lows and foreign-exchange (FX) hedging costs favorable, demand trends from foreign investors should remain strong for the near term, supporting the search for yield theme, in our opinion.

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Investment Grade Series

Sources: Bloomberg, Bank of America.

As prices compressed during the pandemic-induced selloff, several of the Series’ holdings, particularly in the energy sector, lost their investment grade rating and became fallen angels. We held on to several of the Series’ holdings from survivor-type companies whose bonds had plunged into the 50 cents on the dollar range. Over the course of the next few weeks, we sold those bonds in the $75 to low-$80 range, enabling us to restore some of the Series’ value.

The Series’ exposure to high yield bonds, roughly 7% on average, consisted of mostly BB-rated securities, mainly subordinated financials, or more defensive BB-rated issuers. That out-of-index exposure impaired performance in the first quarter of 2020, which resulted in a drag over the entire fiscal year despite the strong rebound in high yield after the Fed’s intervention. Currently, however, we remain comfortable seeking outperformance in that market segment.

On a sector basis, communications, energy, and electric utilities were the leading contributors to the Series’ performance. As a sector offering high-demand products and services in a pandemic environment, communications performed well, even during the worst days of the crisis.

Specifically within communications, T-Mobile USA Inc. and Verizon Communications Inc. were standout contributors. T-Mobile has improved credit fundamentals over the year as it gains market share and continued to unlock synergies from the Sprint acquisition completed earlier in the year, in our opinion. Verizon continued to focus on delivering in 2020 and improving its balance sheet. In fact, Verizon was among the first issuers to come back to the market after the selloff, helped in part by its defensive profile in which wireless communications are critical. Additionally, we believe its high-quality network differentiates its service from that of its peers.

Even though the energy sector was highly distressed in the first quarter of 2020, our credit selection was favorable. The Series owned Noble Energy Inc., an independent oil and natural gas exploration company. Chevron Corp. announced in July that it would acquire Noble Energy – a case of a AA-rated issuer acquiring a BBB-rated issuer that allowed Noble’s bonds to perform strongly and significantly contribute to the Series’ performance.

Electric utilities, which are generally a defensive and longer duration sector that benefits when interest rates are falling, also contributed to the Series’ performance during the period. While demand softened overall, in this environment utilities saw increased demand in residential markets, where earnings did not decline as much as other markets. We believed utilities offered value for a relatively defensive sector, and we found value in electric issuers that came to the investment grade market shortly after credit markets began to rebound in March.

The basic materials, finance companies, and consumer noncyclical sectors detracted the most from the Series’ performance during the fiscal period. Within basic materials, the Series owned Teck Resources Ltd., a BBB-minus rated credit that had been on the path to fundamental improvement prior to the selloff. The economic shutdown severely affected its iron ore mining business and we exited the position. The Series also owned BHP Billiton Finance (USA) Ltd., another iron ore and copper producer, and this hybrid security was hurt as spreads widened.

The Series’ allocation to finance companies (in particular, aircraft lessors) was a drag on performance due to the adverse effect that COVID-19 had on air travel. Despite the drawdown in the period, we continue to overweight this part of the market given what we consider to be attractive valuations and post-pandemic supply-demand fundamentals. In noncyclicals, the Series underperformed due to its large underweight to the sector. This is generally a defensive sector that does not offer investors much of a reward; however, the sector performed better than we had expected.

In the second half of the Series’ fiscal year, we added to its overweight positioning in BB-rated credit. These securities carry a bit more yield than their investment grade counterparts and for the most part are in sectors that we consider to have defensive characteristics. The Series began the period with a roughly 5% allocation to high yield and ended at 10%, with most of its allocation BB-rated. Since the Fed moved into credit markets to limit downside risk, we became more comfortable adding stable BB-rated issuers that offer incremental yield. Essentially, our allocation story remains the same heading into 2021, with an overweight to securities rated BBB and BB.

During the fiscal year, the Series did not use derivatives.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Investment Grade Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on January 7, 1992)	+11.91%	+7.28%	+6.24%	+5.28%	—
Service Class shares (commenced operations on October 31, 2019)	+11.57%	—	—	—	+10.18%
Bloomberg Barclays US Corporate Investment Grade Index	+9.89%	+7.06%	+6.74%	+5.63%	—

Returns reflect the reinvestment of all distributions. Please see page 5 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares and Service Class shares of the Series were 0.69% and 0.99%, respectively, while total operating expenses for Standard Class and Service Class shares were 0.73% and 1.03%, respectively. The management fee for Standard Class and Service Class shares was 0.50%.The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.69% of the Series’ average daily net assets for the Standard Class and 0.99% for the Service Class from January 1, 2020 through December 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on page 5.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Investment Grade Series

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.
____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

4

Performance of a $10,000 investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
Bloomberg Barclays US Corporate Investment Grade Index	$10,000	$17,294
Delaware VIP Investment Grade Series — Standard Class shares	$10,000	$16,732

The graph shows a $10,000 investment in Delaware VIP Investment Grade Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the Bloomberg Barclays US Corporate Investment Grade Index for the period from December 31, 2010 through December 31, 2020.

The Bloomberg Barclays US Corporate Investment Grade Index is composed of US dollar-denominated, investment grade, SEC-registered corporate bonds issued by industrial, utility, and financial companies. All bonds have at least one year to maturity.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

5

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,065.20	0.69%	$3.58
Service Class	1,000.00	1,063.50	0.99%	5.14
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.67	0.69%	$3.51
Service Class	1,000.00	1,020.16	0.99%	5.03

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

6

Security type / sector allocation
Delaware VIP® Trust — Delaware VIP Investment Grade Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Convertible Bonds	0.74%
Corporate Bonds	95.73%
Banking	20.20%
Basic Industry	4.26%
Brokerage	2.50%
Capital Goods	4.02%
Communications	14.33%
Consumer Cyclical	3.77%
Consumer Non-Cyclical	8.96%
Electric	10.43%
Energy	8.41%
Finance Companies	4.34%
Insurance	2.21%
Natural Gas	0.29%
Real Estate Investment Trusts	1.08%
Technology	8.33%
Transportation	1.84%
Utilities	0.76%
Loan Agreements	0.23%
US Treasury Obligations	0.53%
Preferred Stock	0.61%
Short-Term Investments	1.43%
Total Value of Securities	99.27%
Receivables and Other Assets Net of Liabilities	0.73%
Total Net Assets	100.00%

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Investment Grade Series

December 31, 2020

	Principal
	amount°	Value (US $)
Convertible Bonds — 0.74%
Cheniere Energy PIK 144A
4.875% exercise price
$93.64, maturity date
5/28/21 #, *	204,622	$205,901
PDC Energy 1.125%
exercise price $85.39,
maturity date 9/15/21	245,000	240,487
Total Convertible Bonds
(cost $442,987)		446,388

Corporate Bonds — 95.73%
Banking — 20.20%
Ally Financial
1.45% 10/2/23	450,000	459,577
5.75% 11/20/25	180,000	209,699
Banco Santander 2.749%
12/3/30	200,000	206,592
Bank of America
2.676% 6/19/41 µ	860,000	897,388
2.831% 10/24/51 µ	265,000	276,429
Bank of New York Mellon
4.70% µ, ψ	350,000	386,855
Barclays 5.20% 5/12/26	723,000	843,719
BBVA USA
2.875% 6/29/22	250,000	259,157
3.875% 4/10/25	250,000	280,459
Citigroup
2.572% 6/3/31 µ	520,000	554,403
4.00% µ, ψ	310,000	318,913
Citizens Financial Group
2.85% 7/27/26	610,000	679,566
5.65% µ, ψ	160,000	180,032
Credit Suisse Group
144A 5.10% #, µ, ψ	335,000	349,238
144A 5.25% #, µ, ψ	200,000	212,000
144A 6.375% #, µ, ψ	210,000	234,063
Deutsche Bank
2.222% 9/18/24 µ	170,000	174,988
3.547% 9/18/31 µ	150,000	163,003
Goldman Sachs Group
3.50% 4/1/25	170,000	189,191
HSBC Holdings 4.60%
µ, ψ	210,000	214,225
JPMorgan Chase & Co.
2.956% 5/13/31 µ	50,000	54,880
3.109% 4/22/41 µ	255,000	285,463
4.023% 12/5/24 µ	345,000	380,192
Morgan Stanley
1.794% 2/13/32 µ	180,000	181,170
5.00% 11/24/25	450,000	538,682
Natwest Group
2.359% 5/22/24 µ	200,000	208,216
3.754% 11/1/29 µ	200,000	212,912
8.625% µ, ψ	205,000	213,227
PNC Bank 4.05% 7/26/28	250,000	296,307
SVB Financial Group
3.125% 6/5/30	160,000	180,416
Truist Bank 2.636%
9/17/29 µ	695,000	735,552
Truist Financial 4.95%
µ, ψ	395,000	435,491
UBS 7.625% 8/17/22	250,000	276,781
UBS Group 6.875% µ, ψ	200,000	202,379
US Bancorp 3.00%
7/30/29	760,000	849,136
		12,140,301
Basic Industry — 4.26%
Georgia-Pacific
144A 1.75% 9/30/25 #	140,000	146,437
144A 2.10% 4/30/27 #	110,000	116,187
Graphic Packaging
International 144A
3.50% 3/1/29 #	130,000	133,169
LYB International Finance
III 3.375% 10/1/40	300,000	321,262
Newmont
2.25% 10/1/30	185,000	194,922
2.80% 10/1/29	395,000	431,779
Nutrien 2.95% 5/13/30	170,000	187,230
Nutrition & Biosciences
144A 1.832%
10/15/27 #	290,000	298,949
144A 2.30% 11/1/30 #	215,000	221,518
Steel Dynamics
1.65% 10/15/27	100,000	103,180
2.40% 6/15/25	60,000	63,826
2.80% 12/15/24	95,000	102,228
Suzano Austria 3.75%
1/15/31	200,000	212,450
WR Grace & Co. 144A
4.875% 6/15/27 #	23,000	24,421
		2,557,558
Brokerage — 2.50%
Charles Schwab
4.00% µ, ψ	120,000	126,900
5.375% µ, ψ	180,000	200,925
Intercontinental Exchange
2.65% 9/15/40	210,000	215,956

8

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Brokerage (continued)
Jefferies Group
2.75% 10/15/32	110,000	$115,654
4.15% 1/23/30	100,000	116,722
6.45% 6/8/27	275,000	348,993
6.50% 1/20/43	90,000	123,791
National Securities
Clearing 144A 1.20%
4/23/23 #	250,000	255,060
		1,504,001
Capital Goods — 4.02%
Ball 2.875% 8/15/30	215,000	214,731
Berry Global
144A 1.57% 1/15/26 #	140,000	141,387
144A 4.875%
7/15/26 #	70,000	75,267
Boeing
2.75% 2/1/26	65,000	68,383
4.875% 5/1/25	75,000	85,543
CCL Industries 144A
3.05% 6/1/30 #	120,000	131,058
General Electric 3.625%
5/1/30	260,000	297,345
L3Harris Technologies
1.80% 1/15/31	500,000	509,481
Otis Worldwide
3.112% 2/15/40	170,000	185,246
3.362% 2/15/50	50,000	57,954
Reynolds Group Issuer
144A 4.00%
10/15/27 #	140,000	143,675
Waste Connections
2.60% 2/1/30	255,000	274,545
3.05% 4/1/50	210,000	228,647
		2,413,262
Communications — 14.33%
Altice France 144A
5.125% 1/15/29 #	200,000	207,375
AMC Networks 4.75%
8/1/25	156,000	161,336
American Tower
1.875% 10/15/30	250,000	252,363
3.375% 5/15/24	470,000	511,493
AT&T
3.10% 2/1/43	125,000	126,824
3.50% 6/1/41	332,000	358,463
144A 3.50% 9/15/53 #	420,000	420,023
Charter Communications
Operating
3.70% 4/1/51	225,000	234,089
4.80% 3/1/50	230,000	274,890
Comcast
3.20% 7/15/36	465,000	528,992
3.75% 4/1/40	155,000	186,761
Crown Castle International
2.25% 1/15/31	105,000	108,994
5.25% 1/15/23	290,000	317,409
CSC Holdings 144A
4.125% 12/1/30 #	230,000	240,718
Discovery Communications
144A 4.00% 9/15/55 #	408,000	456,697
Level 3 Financing
144A 3.625%
1/15/29 #	75,000	74,953
144A 4.25% 7/1/28 #	160,000	164,560
Time Warner Cable 7.30%
7/1/38	320,000	474,771
Time Warner Entertainment
8.375% 3/15/23	290,000	339,164
T-Mobile USA
144A 2.55% 2/15/31 #	205,000	215,521
144A 3.00% 2/15/41 #	515,000	534,876
Verizon Communications
2.65% 11/20/40	185,000	187,106
4.50% 8/10/33	650,000	819,739
ViacomCBS
4.375% 3/15/43	495,000	584,811
4.95% 1/15/31	120,000	150,459
Virgin Media Secured
Finance 144A 5.50%
5/15/29 #	200,000	217,068
Vodafone Group
4.25% 9/17/50	180,000	223,371
4.875% 6/19/49	180,000	240,654
		8,613,480
Consumer Cyclical — 3.77%
Amazon.com 2.50%
6/3/50	205,000	212,713
Best Buy 1.95% 10/1/30	300,000	301,917
Ford Motor 8.50%
4/21/23	240,000	271,002
General Motors
5.40% 10/2/23	105,000	117,641
6.125% 10/1/25	105,000	127,442
6.25% 10/2/43	129,000	174,023
General Motors Financial
5.20% 3/20/23	195,000	213,894
5.70% µ, ψ	105,000	116,025
Lowe’s
1.70% 10/15/30	150,000	151,613
3.00% 10/15/50	455,000	486,956

9

Schedule of investments
Delaware VIP® Trust — Delaware VIP Investment Grade Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Prime Security Services
Borrower 144A 3.375%
8/31/27 #	90,000	$89,437
		2,262,663
Consumer Non-Cyclical — 8.96%
AbbVie 2.95% 11/21/26	580,000	642,091
Anheuser-Busch InBev
Worldwide
4.15% 1/23/25	60,000	68,343
4.50% 6/1/50	550,000	693,270
BAT Capital 2.259%
3/25/28	125,000	129,869
BAT International Finance
1.668% 3/25/26	155,000	158,740
Biogen 3.15% 5/1/50	175,000	181,645
Bristol-Myers Squibb
2.35% 11/13/40	295,000	303,613
Bunge Finance 1.63%
8/17/25	120,000	124,077
Conagra Brands 1.375%
11/1/27	275,000	277,652
CVS Health
1.875% 2/28/31	190,000	192,378
2.70% 8/21/40	480,000	486,337
4.78% 3/25/38	70,000	88,438
Energizer Holdings 144A
4.375% 3/31/29 #	122,000	126,516
Lamb Weston Holdings
144A 4.625%
11/1/24 #	23,000	24,035
Mondelez International
1.50% 5/4/25	160,000	165,617
Perrigo Finance Unlimited
4.375% 3/15/26	300,000	339,820
Regeneron
Pharmaceuticals 1.75%
9/15/30	125,000	123,238
Royalty Pharma
144A 1.20% 9/2/25 #	150,000	152,431
144A 1.75% 9/2/27 #	180,000	185,362
Takeda Pharmaceutical
3.025% 7/9/40	200,000	211,154
3.175% 7/9/50	400,000	426,356
Teleflex 144A 4.25%
6/1/28 #	145,000	153,881
Viatris 144A 4.00%
6/22/50 #	115,000	131,760
		5,386,623
Electric — 10.43%
Berkshire Hathaway Energy
144A 2.85% 5/15/51 #	230,000	236,846
CenterPoint Energy 3.85%
2/1/24	230,000	251,781
CMS Energy 4.75%
6/1/50 µ	190,000	214,263
Dominion Energy 4.65%
µ, ψ	335,000	353,984
Duke Energy 4.875% µ, ψ	345,000	374,439
Edison International 4.95%
4/15/25	125,000	142,945
Entergy Texas 3.55%
9/30/49	115,000	133,036
Eversource Energy 1.65%
8/15/30	115,000	114,720
FirstEnergy Transmission
144A 4.55% 4/1/49 #	255,000	297,810
IPALCO Enterprises 144A
4.25% 5/1/30 #	145,000	167,949
Liberty Utilities Finance GP
1 144A 2.05%
9/15/30 #	190,000	191,283
Louisville Gas and Electric
4.25% 4/1/49	350,000	451,921
NRG Energy
144A 2.45% 12/2/27 #	100,000	105,309
144A 3.375%
2/15/29 #	85,000	87,182
144A 3.625%
2/15/31 #	70,000	72,147
144A 3.75% 6/15/24 #	115,000	125,954
144A 4.45% 6/15/29 #	185,000	214,848
Oglethorpe Power 144A
3.75% 8/1/50 #	215,000	231,680
Pacific Gas and Electric
2.10% 8/1/27	185,000	188,010
2.50% 2/1/31	110,000	110,278
3.30% 8/1/40	45,000	44,967
4.60% 6/15/43	90,000	98,907
San Diego Gas & Electric
3.32% 4/15/50	120,000	136,822
Southern 4.00% 1/15/51 µ	295,000	312,767
Southern California Edison
3.65% 2/1/50	140,000	159,168
4.20% 3/1/29	215,000	254,564
4.875% 3/1/49	220,000	290,582
Southwestern Electric
Power 4.10% 9/15/28	200,000	235,237
Vistra Operations
144A 3.55% 7/15/24 #	274,000	296,857
144A 3.70% 1/30/27 #	156,000	172,043
144A 4.30% 7/15/29 #	55,000	62,446

10

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
WEC Energy Group 1.80%
10/15/30	135,000	$135,613
		6,266,358
Energy — 8.41%
BP Capital Markets
4.875% µ, ψ	225,000	251,595
Cheniere Corpus Christi
Holdings 7.00%
6/30/24	305,000	356,369
Devon Energy 5.85%
12/15/25	155,000	182,255
Enbridge 5.75% 7/15/80 µ	195,000	219,829
Energy Transfer Operating
6.25% 4/15/49	275,000	332,641
7.125% µ, ψ	365,000	347,662
Enterprise Products
Operating 3.20%
2/15/52	475,000	484,401
Marathon Oil 4.40%
7/15/27	410,000	455,853
MPLX
2.65% 8/15/30	50,000	52,459
4.125% 3/1/27	380,000	438,462
4.70% 4/15/48	30,000	35,636
5.50% 2/15/49	105,000	138,271
NuStar Logistics 5.625%
4/28/27	153,000	163,299
ONEOK 7.50% 9/1/23	290,000	335,785
Pioneer Natural Resources
1.90% 8/15/30	150,000	148,697
Sabine Pass Liquefaction
5.75% 5/15/24	345,000	394,552
Schlumberger Investment
2.65% 6/26/30	35,000	37,493
Shell International Finance
3.25% 4/6/50	130,000	147,518
Targa Resources Partners
144A 4.875% 2/1/31 #	155,000	168,407
Tennessee Gas Pipeline
144A 2.90% 3/1/30 #	340,000	364,101
		5,055,285
Finance Companies — 4.34%
AerCap Ireland Capital
DAC
3.65% 7/21/27	150,000	163,501
4.50% 9/15/23	220,000	238,661
4.625% 10/15/27	150,000	169,988
6.50% 7/15/25	150,000	179,425
Air Lease
2.875% 1/15/26	305,000	322,957
3.00% 2/1/30	290,000	298,021
3.375% 7/1/25	100,000	107,629
Aviation Capital Group
144A 3.50% 11/1/27 #	300,000	300,585
144A 5.50%
12/15/24 #	355,000	393,287
Avolon Holdings Funding
144A 3.25% 2/15/27 #	80,000	81,815
144A 3.95% 7/1/24 #	190,000	200,803
144A 4.25% 4/15/26 #	140,000	150,939
		2,607,611
Insurance — 2.21%
Athene Holding 3.50%
1/15/31	155,000	164,049
Brighthouse Financial
4.70% 6/22/47	166,000	175,483
Brown & Brown 2.375%
3/15/31	100,000	104,832
Centene
3.375% 2/15/30	175,000	184,389
4.625% 12/15/29	115,000	127,823
Equitable Financial Life
Global Funding 144A
1.40% 8/27/27 #	155,000	156,036
Equitable Holdings 4.95%
µ, ψ	115,000	122,619
MetLife 3.85% µ, ψ	75,000	79,312
Prudential Financial 3.70%
10/1/50 µ	200,000	211,806
		1,326,349
Natural Gas — 0.29%
Sempra Energy 4.875%
µ, ψ	160,000	171,400
		171,400
Real Estate Investment Trusts — 1.08%
CubeSmart 3.00%
2/15/30	410,000	448,795
Global Net Lease 144A
3.75% 12/15/27 #	65,000	67,138
MPT Operating Partnership
3.50% 3/15/31	130,000	134,469
		650,402
Technology — 8.33%
Alphabet
1.90% 8/15/40	140,000	137,410
2.05% 8/15/50	145,000	138,552

11

Schedule of investments
Delaware VIP® Trust — Delaware VIP Investment Grade Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Technology (continued)
Citrix Systems 3.30%
3/1/30	255,000	$282,015
CoStar Group 144A 2.80%
7/15/30 #	175,000	182,030
Fiserv
2.65% 6/1/30	280,000	303,144
3.20% 7/1/26	320,000	358,638
Gartner 144A 3.75%
10/1/30 #	38,000	39,948
Global Payments 2.65%
2/15/25	161,000	172,480
HP 2.20% 6/17/25	210,000	222,523
Iron Mountain 144A
5.25% 7/15/30 #	178,000	192,462
KLA 3.30% 3/1/50	570,000	645,098
Lam Research 2.875%
6/15/50	200,000	215,731
Microchip Technology
144A 0.972%
2/15/24 #	215,000	215,659
4.333% 6/1/23	550,000	595,745
NXP
144A 2.70% 5/1/25 #	30,000	32,309
144A 3.40% 5/1/30 #	55,000	62,461
144A 4.30% 6/18/29 #	61,000	72,795
144A 4.875% 3/1/24 #	445,000	502,072
PayPal Holdings
1.65% 6/1/25	185,000	193,448
2.65% 10/1/26	120,000	131,940
ServiceNow 1.40% 9/1/30	155,000	151,322
SS&C Technologies 144A
5.50% 9/30/27 #	149,000	159,321
		5,007,103
Transportation — 1.84%
Delta Air Lines
144A 7.00% 5/1/25 #	105,000	121,298
7.375% 1/15/26	140,000	160,024
Southwest Airlines
5.125% 6/15/27	300,000	357,140
5.25% 5/4/25	205,000	237,562
Union Pacific 3.25%
2/5/50	200,000	228,011
		1,104,035
Utilities — 0.76%
Essential Utilities
2.704% 4/15/30	105,000	113,915
3.351% 4/15/50	100,000	111,227
4.276% 5/1/49	181,000	231,714
		456,856
Total Corporate Bonds
(cost $54,234,914)		57,523,287

Loan Agreements — 0.23%
Zayo Group Holdings
3.147% (LIBOR01M +
3.00%) 3/9/27 •	138,072	137,413
Total Loan Agreements
(cost $137,763)		137,413

US Treasury Obligations — 0.53%
US Treasury Bond
1.375% 8/15/50	145,000	135,530
US Treasury Notes
0.875% 11/15/30	185,000	184,306
Total US Treasury Obligations
(cost $324,230)		319,836

	Number
	of shares
Preferred Stock — 0.61%
Morgan Stanley
4.047% (LIBOR03M +
3.81%) •	370,000	368,257
Total Preferred Stock
(cost $376,001)		368,257

Short-Term Investments — 1.43%
Money Market Mutual Funds — 1.43%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	214,015	214,015
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	214,015	214,015
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	214,016	214,016
12

	Number
	of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	214,015	$214,015
Total Short-Term Investments
(cost $856,061)		856,061
Total Value of
Securities—99.27%
(cost $56,371,956)		$59,651,242

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2020, the aggregate value of Rule 144A securities was $11,809,363, which represents 19.65% of the Series’ net assets. See Note 9 in “Notes to financial statements.”
*	PIK. 100% of the income received was in the form of principal.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Summary of abbreviations:
DAC – Designated Activity Company
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
PIK – Payment-in-kind
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

13

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Investment Grade Series

December 31, 2020

Assets:
Investments, at value*	$59,651,242
Receivable for securities sold	31,989
Dividends and interest receivable	507,108
Receivable for series shares sold	3,042
Other assets	2,125
Total Assets	60,195,506
Liabilities:
Due to custodian	4,421
Payable for securities purchased	29,880
Investment management fees payable to affiliates	16,893
Reports and statements to shareholders expenses payable to non-affiliates	13,158
Pricing fees payable	12,136
Accounting and administration fees payable to non-affiliates	11,242
Payable for series shares redeemed	8,565
Audit and tax fees payable	4,500
Other accrued expenses	2,115
Accounting and administration expenses payable to affiliates	508
Dividend disbursing and transfer agent fees and expenses payable to affiliates	380
Trustees’ fees and expenses payable	190
Legal fees payable to affiliates	104
Reports and statements to shareholders expenses payable to affiliates	60
Distribution fees payable to affiliates	3
Total Liabilities	104,155
Total Net Assets	$60,091,351

Net Assets Consist of:
Paid-in capital	$53,456,900
Total distributable earnings (loss)	6,634,451
Total Net Assets	$60,091,351

Net Asset Value
Standard Class:
Net assets	$60,080,154
Shares of beneficial interest outstanding, unlimited authorization, no par	5,179,986
Net asset value per share	$11.60
Service Class:
Net assets	$11,197
Shares of beneficial interest outstanding, unlimited authorization, no par	969
Net asset value per share	$11.56
____________________
* Investments, at cost	$56,371,956

See accompanying notes, which are an integral part of the financial statements.

14

Statement of operations
Delaware VIP® Trust — Delaware VIP Investment Grade Series

Year ended December 31, 2020

Investment Income:
Interest	$1,827,998
Dividends	3,034
1,831,032

Expenses:
Management fees	296,821
Distribution expenses — Service Class	32
Audit and tax fees	69,546
Accounting and administration expenses	49,643
Reports and statements to shareholders expenses	27,208
Dividend disbursing and transfer agent fees and expenses	4,979
Custodian fees	4,938
Legal fees	3,557
Trustees’ fees and expenses	3,470
Registration fees	12
Other	19,046
479,252
Less expenses waived	(68,440)
Less expenses paid indirectly	(1,136)
Total operating expenses	409,676
Net Investment Income	1,421,356
Net Realized and Unrealized Gain:
Net realized gain on investments	2,364,704
Net change in unrealized appreciation (depreciation) of investments	2,784,373
Net Realized and Unrealized Gain	5,149,077
Net Increase in Net Assets Resulting from Operations	$6,570,433

See accompanying notes, which are an integral part of the financial statements.

15

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Investment Grade Series

	Year ended
	12/31/20	12/31/19
Increase in Net Assets from Operations:
Net investment income	$1,421,356	$1,763,236
Net realized gain	2,364,704	3,986,891
Net change in unrealized appreciation (depreciation)	2,784,373	1,811,517
Net increase in net assets resulting from operations	6,570,433	7,561,644

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(3,430,297)	(2,419,791)
Service Class	(594)	—
	(3,430,891)	(2,419,791)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	2,512,967	2,077,498
Service Class	—	10,000

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,430,297	2,419,791
Service Class	594	—
	5,943,858	4,507,289
Cost of shares redeemed:
Standard Class	(10,954,474)	(9,316,846)
Decrease in net assets derived from capital share transactions	(5,010,616)	(4,809,557)
Net Increase (Decrease) in Net Assets	(1,871,074)	332,296

Net Assets:
Beginning of year	61,962,425	61,630,129
End of year	$60,091,351	$61,962,425

See accompanying notes, which are an integral part of the financial statements.

16

Financial highlights
Delaware VIP® Investment Grade Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$11.02	$10.18	$10.80	$10.73	$10.70

Income (loss) from investment operations
Net investment income[2]	0.26	0.29	0.31	0.31	0.33
Net realized and unrealized gain (loss)	0.98	0.95	(0.53)	0.18	0.15
Total from investment operations	1.24	1.24	(0.22)	0.49	0.48

Less dividends and distributions from:
Net investment income	(0.41)	(0.40)	(0.40)	(0.42)	(0.45)
Net realized gain	(0.25)	—	—	—	—
Total dividends and distributions	(0.66)	(0.40)	(0.40)	(0.42)	(0.45)

Net asset value, end of period	$11.60	$11.02	$10.18	$10.80	$10.73
Total return[3]	11.91%	12.62%	(2.03% )	4.72%	4.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$60,080	$61,952	$61,630	$66,163	$64,095
Ratio of expenses to average net assets[4]	0.69%	0.73%	0.70%	0.68%	0.68%
Ratio of expenses to average net assets prior to fees waived[4]	0.81%	0.90%	0.85%	0.83%	0.83%
Ratio of net investment income to average net assets	2.39%	2.76%	3.05%	2.93%	3.02%
Ratio of net investment income to average net assets prior to fees waived	2.27%	2.59%	2.90%	2.78%	2.87%
Portfolio turnover	147%	157% [5]	53%	60%	40%

[1]

On October 4, 2019, the First Investors Life Series Investment Grade Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Investment Grade Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[5]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

17

Financial highlights
Delaware VIP® Investment Grade Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

		10/31/19[1]
	Year ended	to
	12/31/20	12/31/19
Net asset value, beginning of period	$11.01	$10.97

Income from investment operations
Net investment income[2]	0.23	0.03
Net realized and unrealized gain	0.97	0.01
Total from investment operations	1.20	0.04

Less dividends and distributions from:
Net investment income	(0.40)	—
Net realized gain	(0.25)	—
Total dividends and distributions	(0.65)	—

Net asset value, end of period	$11.56	$11.01
Total return[3]	11.57%	0.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11	$10
Ratio of expenses to average net assets[4]	0.99%	0.99%
Ratio of expenses to average net assets prior to fees waived[4]	1.11%	1.31%
Ratio of net investment income to average net assets	2.09%	1.50%
Ratio of net investment income to average net assets prior to fees waived	1.97%	1.18%
Portfolio turnover	147%	157%	[5,6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[5]	Portfolio turnover is representative of the Series for the entire period.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

18

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Investment Grade Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Investment Grade Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Investment Grade Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

19

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Investment Grade Series

1. Significant Accounting Policies (continued)

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $1,136 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.69% of the Series’ average daily net assets for the Standard Class and 0.99% for the Service Class from January 1, 2020 through December 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of

20

aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $6,030 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $4,452 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $2,037 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.
____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$74,708,884
Purchases of US government securities	11,132,757
Sales other than US government securities	80,697,461
Sales of US government securities	12,583,912

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$56,626,734
Aggregate unrealized appreciation of investments	$3,038,300
Aggregate unrealized depreciation of investments	(13,792)
Net unrealized appreciation of investments	$3,024,508

21

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Investment Grade Series

3. Investments (continued)

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Total
Securities
Assets:
Convertible Bonds	$—	$446,388	$446,388
Corporate Bonds	—	57,523,287	57,523,287
Loan Agreements	—	137,413	137,413
Preferred Stock	—	368,257	368,257
US Treasury Obligations	—	319,836	319,836
Short-Term Investments	856,061	—	856,061
Total Value of Securities	$856,061	$58,795,181	$59,651,242

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

22

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$3,430,891	$2,419,791

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$53,456,900
Undistributed ordinary income	3,609,943
Unrealized appreciation of investments	3,024,508
Net assets	$60,091,351

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and market premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	224,912	196,853
Service Class	—	912
Shares issued upon reinvestment of dividends and distributions:
Standard Class	329,203	241,255
Service Class	57	—
	554,172	439,020
Shares redeemed:
Standard Class	(996,717)	(869,334)
Net decrease	(442,545)	(430,314)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each

23

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Investment Grade Series

7. Line of Credit (continued)

Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

24

During the year ended December 31, 2020, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs”) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

25

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Investment Grade Series

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

26

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Investment Grade Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Investment Grade Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Class Name	Financial Highlights
Standard Class	For the years ended December 31, 2020 and 2019
Service Class	For the year ended December 31, 2020 and the period from October 31, 2019 (commencement of operations) through December 31, 2019

The financial statements of First Investors Life Series Investment Grade Fund (subsequent to reorganization, known as Delaware VIP Investment Grade Series ) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

27

Other Series information (Unaudited)
Delaware VIP® Investment Grade Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%
____________________

(A) is based on a percentage of the Series’ total distributions.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Investment Grade Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Investment Grade Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for

28

the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all BBB- rated corporate debt funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the

29

Other Series information (Unaudited)
Delaware VIP® Investment Grade Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Investment Grade Series at a meeting held August 11-13, 2020 (continued)

Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

30

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

31

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

32

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

33

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

34

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

35

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPIG-221

Delaware VIP® Trust

Delaware VIP Limited Duration Bond Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	6
Security type / sector allocation	7
Schedule of investments	8
Statement of assets and liabilities	14
Statement of operations	15
Statements of changes in net assets	16
Financial highlights	17
Notes to financial statements	18
Report of independent registered public accounting firm	28
Other Series information	29
Board of trustees / directors and officers addendum	32

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Limited Duration Bond Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek current income consistent with low volatility of principal.

For the fiscal year ended December 31, 2020, Delaware VIP Limited Duration Bond Series (the “Series”) Standard Class shares gained 3.79%, reflecting all distributions reinvested. For the same period, the Series’ benchmark, the Bloomberg Barclays 1-3 Year US Government/Credit Index, advanced 3.33%.

As 2020 began, the economy appeared to be entering a mature credit cycle, and investors were concerned with the possibility of a mild recession. Instead, the coronavirus pandemic struck and spread rapidly. The global community was unprepared. Initial uncertainty was quickly followed by an extreme market selloff and global economic collapse.

Governments and central banks applied lessons learned from the recession of 2008-2009, and in March they intervened with substantial monetary- and fiscal-policy measures. The effective use of global fiscal and monetary support defined how the economy and financial markets evolved in 2020.

Investors’ uncertainty in March 2020 provoked a risk-premium explosion in the market and economic shutdowns. However, backstopped by the US Federal Reserve’s unprecedented, aggressive asset-purchase programs, which included purchasing corporate bonds, some confidence returned to markets. As the world began to understand how the virus behaved and how to help bring it under control, the US and global economies began to reopen. Credit markets, which had widened substantially as markets collapsed, started to compress, bolstered by now dual Fed and congressional puts. Then came the race to develop vaccines, along with a better understanding of how to manage the virus.

Although the markets and parts of the economy generally adapted quickly, COVID-19-affected sectors, particularly services, experienced extreme distress. These included transportation and other consumer-related areas such as retail. Damage to labor markets was significant, with unemployment still standing higher than 6% at year end. However, with monetary and fiscal policy in place and a clear commitment to support the economy for as long as it would take, the path to the other side of the pandemic became clearer.

We viewed 2020 from the prism of different market regimes, each of which called for a distinct approach to managing risk. Entering the year, because compensation for risk was poor, we cut back on the Series’ risk exposure and built a capital reserve to spend as opportunities arose, nearly eliminating exposure to higher-risk parts of the market, such as higher yield bonds. The year became a litmus test for managing risk, and we believe our agile approach to risk management was critical in helping the Series outperform its benchmark for the 12-month period.

With the Series’ capital reserve in hand, we began to look for investment opportunities created by market dislocations in the initial phase of the pandemic. Investors’ anticipated liquidity needs no longer seemed to a major concern. We focused on issuers that we assessed would more likely survive the pandemic. Accordingly, we began to spend the Series’ liquid capital reserve, selecting higher yielding parts of the securitized bond sector and high-quality investment grade issuers, such as Bank of America Corp., which we felt offered attractive compensation for the underlying risk.

As visibility gradually increased, we expanded our search for opportunities to also include traditionally higher-beta (more volatile) parts of the market that had experienced dislocations, specifically within the high yield and emerging markets sectors. We added to issuers that we felt were strongest within COVID-19-sensitive areas, such as Delta Air Lines Inc. We viewed Delta as well positioned to survive the pandemic while offering historically high yields. In addition, an overweight to certain higher-quality emerging market issuers, such as Banco Santander S.A., benefited performance as well. The Series continues to hold these securities as we believe they have retained their relative value potential.

While security selection overall was additive, some individual securities did underperform amid the demand contraction. This was the case with General Motors Financial Co. Inc., which underperformed during the peak of the crisis but has since recovered as monetary support improved liquidity prospects. We maintain the Series’ position given our outlook for continued economic recovery with the vaccine rollout.

The Series’ positioning also benefited from our decision early in the year to increase duration for the purpose of mitigating risk, as we thought that a high degree of uncertainty would likely result in a dramatic decline in interest rates as the Fed intervened. That willingness to dynamically manage interest rate risk paid off.

There were few detractors from the Series’ benchmark-relative returns for the fiscal year. Our use of mortgage-backed securities (MBS) as a funding source detracted marginally; however, the Series was better compensated within investment grade bonds. The Series’ modest allocation to bank loans, which remained static throughout the year, modestly detracted from returns. A moderate overweight to energy securities, albeit strongly positioned to manage through the pandemic, detracted as the sector had not fully recovered.

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

We also focused on higher-quality issuers within investment grade, whose business models we thought were more likely to survive the pandemic. By summer, we also added somewhat to the Series’ exposure to the higher yielding areas of the fixed income market, such as emerging markets debt and high yield bonds (from 2% to 10%). Within the securitized bond sector, we increased the Series’ allocation to collateralized loan obligations (CLOs) from 0% to 7%, funded with Treasurys and lower yielding floating-rate asset-backed securities (ABS).

As we enter 2021, COVID-19 vaccines’ high efficacy and their production and distribution have redefined the outlook for the pandemic and the global economy. Nonetheless, the near-term reality is that the virus is still raging, and mutations could make the virus more resistant to vaccines. On the political front, Democrats control both houses of Congress and the White House, increasing the possibility of additional fiscal stimulus, which would support an economic recovery.

Consistent with our outlook, we reduced exposure to areas we believe offer limited upside, such as higher-quality credit and ABS, and replaced them with agency MBS and securities with what we view as more attractive yield profiles, such as CLOs. We have retained exposure to the reflationary theme, including airlines and certain consumer goods, and we continue to search for areas where we believe there is potential to capture yield without altering the Series’ risk exposure.

Finally, from a risk perspective, the Series remains driven by a fundamental, bond-by-bond investment approach. Our goal is to construct the Series’ portfolio to comprise issuers that have a business model, liquidity, and adequate debt leverage profile to perform well regardless of the degree of volatility we may experience.

The Series used derivatives during the fiscal year, primarily for risk management purposes, including the use of currency forwards to hedge non-US-dollar risk back to US dollars. Overall, these derivatives had a positive effect that was not material to the Series’ performance.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	Lifetime
Standard Class shares (commenced operations on July 1, 2014)	+3.79%	+2.53%	+1.90%	+0.97%
Bloomberg Barclays 1-3 Year US Government/Credit Index	+3.33%	+2.98%	+2.21%	+1.83%*

*	The benchmark lifetime return is calculated using the month end prior to the Series’ inception date.

Returns reflect the reinvestment of all distributions. Please see page 5 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.75%, while total operating expenses for Standard Class shares were 0.95%. The management fee for Standard Class shares was 0.50%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.75% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on page 5.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

If and when the Series invests in forward foreign currency contracts or use other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

During periods of falling interest rates, an issuer of a callable bond held by the Series may “call” or repay the security before its stated maturity. The Series would then lose any price appreciation above the bond’s call price and the Series may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Series’ income.

The market values of bonds and other debt securities are affected by changes in interest rates. In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases. Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates. The yields received by the Fund on its investments will generally decline as interest rates decline.

Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.

The Series may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions. To the extent the Series invests significantly in the financials sector, the value of the Series’ shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital, changes in interest rates, the rate of corporate and consumer debt defaults, credit ratings and quality, market liquidity, extensive government regulation and price competition.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.
____________________

**	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

4

Performance of a $10,000 investment
For period beginning July 1, 2014 (Series’ inception date) through December 31, 2020

For period beginning July 1, 2014 (Series’ inception date) through December 31, 2020	Starting value	Ending value
Bloomberg Barclays 1-3 Year US Government/Credit Index	$10,000	$11,253
Delaware VIP Limited Duration Bond Series — Standard Class shares	$10,000	$10,645

The graph shows a $10,000 investment in Delaware VIP Limited Duration Bond Series Standard Class shares for the period from July 1, 2014 through December 31, 2020.

The graph also shows $10,000 invested in the Bloomberg Barclays 1-3 Year US Government/Credit Index for the period from July 1, 2014 through December 31, 2020.

The Bloomberg Barclays 1-3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

5

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,011.40	0.75%	$3.79
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.37	0.75%	$3.81

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

6

Security type / sector allocation
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Agency Mortgage-Backed Securities	8.72%
Collateralized Debt Obligations	7.24%
Corporate Bonds	45.97%
Banking	11.24%
Basic Industry	2.78%
Brokerage	0.38%
Capital Goods	3.41%
Communications	2.35%
Consumer Cyclical	2.43%
Consumer Non-Cyclical	5.47%
Electric	3.97%
Energy	4.52%
Finance Companies	2.39%
Insurance	0.72%
Natural Gas	0.09%
Technology	2.68%
Transportation	3.54%
Non-Agency Asset-Backed Securities	9.54%
Sovereign Bonds	2.55%
US Treasury Obligations	23.82%
Short-Term Investments	2.60%
Total Value of Securities	100.44%
Liabilities Net of Receivables and Other Assets	(0.44%)
Total Net Assets	100.00%

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

December 31, 2020

	Principal
	amount°	Value (US $)
Agency Mortgage-Backed Securities — 8.72%
Fannie Mae S.F. 30 yr
4.50% 1/1/43	209,004	$233,196
4.50% 2/1/44	143,438	162,459
4.50% 4/1/44	167,486	189,694
4.50% 11/1/44	205,185	231,586
4.50% 10/1/45	451,960	504,859
5.00% 7/1/47	477,858	554,889
5.00% 5/1/48	302,016	337,051
Freddie Mac S.F. 30 yr
4.50% 7/1/45	39,019	43,759
5.00% 8/1/48	239,632	266,060
Total Agency Mortgage-Backed Securities
(cost $2,460,181)		2,523,553

Collateralized Debt Obligations — 7.24%
Ballyrock CLO Series 2020-2A A1
144A 1.529%
(LIBOR03M + 1.32%,
Floor 1.32%)
10/20/31 #, ●	250,000	249,684
BlueMountain CLO XXX
Series 2020-30A A
144A 1.549%
(LIBOR03M + 1.39%,
Floor 1.39%)
1/15/33 #, ●	250,000	249,686
Cedar Funding IX CLO
Series 2018-9A A1
144A 1.198%
(LIBOR03M + 0.98%,
Floor 0.98%)
4/20/31 #, ●	250,000	249,072
CIFC Funding
Series 2013-4A A1RR
144A 1.277%
(LIBOR03M + 1.06%,
Floor 1.06%)
4/27/31 #, ●	250,000	248,594
Dryden 83 CLO
Series 2020-83A A
144A 1.46%
(LIBOR03M + 1.22%,
Floor 1.22%)
1/18/32 #, ●	250,000	250,000
KKR CLO 32
Series 32A A1 144A
1.545% (LIBOR03M +
1.32%, Floor 1.32%)
1/15/32 #, ●	100,000	99,875
LCM XVIII
Series 18A A1R 144A
1.238% (LIBOR03M +
1.02%) 4/20/31 #, ●	250,000	248,552
Octagon Investment
Partners 33
Series 2017-1A A1
144A 1.408%
(LIBOR03M + 1.19%)
1/20/31 #, ●	250,000	249,599
York CLO-6
Series 2019-1A A1
144A 1.566%
(LIBOR03M + 1.35%)
7/22/32 #, ●	250,000	249,851
Total Collateralized Debt Obligations
(cost $2,089,630)		2,094,913

Corporate Bonds — 45.97%
Banking — 11.24%
Ally Financial 5.75%
11/20/25	118,000	137,469
Bank of America
2.738% 1/23/22 µ	135,000	135,165
3.458% 3/15/25 µ	80,000	87,130
Barclays Bank 1.70%
5/12/22	200,000	203,570
BBVA Bancomer 144A
1.875% 9/18/25 #	200,000	202,250
Citizens Bank 0.941%
(LIBOR03M + 0.72%)
2/14/22 ●	250,000	251,201
Citizens Financial Group
2.85% 7/27/26	110,000	122,545
DNB Boligkreditt 144A
2.50% 3/28/22 #	500,000	513,387
Fifth Third Bancorp
2.375% 1/28/25	35,000	37,284
3.65% 1/25/24	35,000	38,189
Goldman Sachs Group
3.50% 4/1/25	20,000	22,258
Huntington Bancshares
2.30% 1/14/22	30,000	30,544
JPMorgan Chase & Co.
4.023% 12/5/24 µ	330,000	363,662
4.60% µ, ψ	20,000	20,675
5.00% µ, ψ	25,000	26,322

8

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Morgan Stanley
1.433% (LIBOR03M +
1.22%) 5/8/24 ●	145,000	$147,847
2.75% 5/19/22	25,000	25,823
3.622% 4/1/31 µ	35,000	40,676
3.737% 4/24/24 µ	25,000	26,907
PNC Bank 2.70% 11/1/22	10,000	10,421
Regions Financial 3.80%
8/14/23	50,000	54,263
Truist Bank
2.15% 12/6/24	250,000	265,058
2.636% 9/17/29 µ	215,000	227,545
UBS Group 144A 3.00%
4/15/21 #	200,000	201,550
US Bancorp 3.375%
2/5/24	55,000	59,901
		3,251,642
Basic Industry — 2.78%
Avient 144A 5.75%
5/15/25 #	139,000	147,861
DuPont de Nemours
2.169% 5/1/23	110,000	111,489
First Quantum Minerals
144A 7.50% 4/1/25 #	200,000	208,500
Georgia-Pacific 144A
1.75% 9/30/25 #	35,000	36,609
Hudbay Minerals 144A
7.625% 1/15/25 #	101,000	105,103
Kraton Polymers 144A
7.00% 4/15/25 #	117,000	123,260
LYB International Finance
III 2.875% 5/1/25	25,000	27,269
PowerTeam Services 144A
9.033% 12/4/25 #	40,000	44,604
		804,695
Brokerage — 0.38%
SURA Asset Management
144A 4.875%
4/17/24 #	100,000	109,776
		109,776
Capital Goods — 3.41%
General Dynamics 3.00%
5/11/21	145,000	146,402
General Electric
0.605% (LIBOR03M +
0.38%) 5/5/26 ●	5,000	4,779
3.45% 5/1/27	30,000	33,881
Mauser Packaging
Solutions Holding 144A
5.50% 4/15/24 #	168,000	171,560
Otis Worldwide 2.056%
4/5/25	140,000	148,498
Roper Technologies 2.35%
9/15/24	145,000	154,444
Spirit AeroSystems 144A
5.50% 1/15/25 #	60,000	63,369
Terex 144A 5.625%
2/1/25 #	55,000	56,760
TransDigm
144A 6.25% 3/15/26 #	25,000	26,656
144A 8.00%
12/15/25 #	71,000	78,639
Welbilt 9.50% 2/15/24	28,000	28,992
WESCO Distribution 144A
7.125% 6/15/25 #	66,000	72,676
		986,656
Communications — 2.35%
AMC Networks 5.00%
4/1/24	74,000	75,295
Clear Channel Worldwide
Holdings 9.25%
2/15/24	35,000	35,529
Crown Castle International
5.25% 1/15/23	135,000	147,759
Fox
3.666% 1/25/22	160,000	165,638
4.03% 1/25/24	100,000	110,182
T-Mobile USA
144A 1.50% 2/15/26 #	30,000	30,772
144A 3.50% 4/15/25 #	105,000	116,128
		681,303
Consumer Cyclical — 2.43%
Boyd Gaming 144A
8.625% 6/1/25 #	54,000	60,126
Caesars Entertainment
144A 6.25% 7/1/25 #	40,000	42,650
Carnival 144A 7.625%
3/1/26 #	51,000	55,660
Ford Motor 8.50%
4/21/23	133,000	150,180
General Motors Financial
3.45% 4/10/22	50,000	51,424
4.15% 6/19/23	30,000	32,284
5.25% 3/1/26	7,000	8,258
IRB Holding 144A 7.00%
6/15/25 #	8,000	8,754
L Brands 144A 6.875%
7/1/25 #	25,000	27,182
Prime Security Services
Borrower 144A 5.25%
4/15/24 #	68,000	72,675

9

Schedule of investments
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Scientific Games
International 144A
5.00% 10/15/25 #	75,000	$77,485
Six Flags Entertainment
144A 4.875%
7/31/24 #	45,000	45,203
Station Casinos 144A
5.00% 10/1/25 #	29,000	29,389
VF 2.40% 4/23/25	40,000	42,686
		703,956
Consumer Non-Cyclical — 5.47%
AbbVie
2.60% 11/21/24	90,000	96,531
2.95% 11/21/26	115,000	127,311
Anheuser-Busch InBev
Worldwide 4.15%
1/23/25	355,000	404,365
Bausch Health 144A
6.125% 4/15/25 #	57,000	58,805
Bristol-Myers Squibb
2.90% 7/26/24	130,000	141,207
CVS Health
3.35% 3/9/21	110,000	110,605
3.70% 3/9/23	14,000	14,991
General Mills 3.70%
10/17/23	80,000	87,200
Keurig Dr Pepper 3.551%
5/25/21	60,000	60,754
Molson Coors Beverage
2.10% 7/15/21	95,000	95,805
Mondelez International
2.125% 4/13/23	40,000	41,566
Ortho-Clinical Diagnostics
144A 7.375% 6/1/25 #	59,000	62,946
Pilgrim’s Pride 144A
5.75% 3/15/25 #	61,000	62,699
Primo Water Holdings
144A 5.50% 4/1/25 #	58,000	59,957
Royalty Pharma
144A 1.20% 9/2/25 #	35,000	35,567
144A 1.75% 9/2/27 #	25,000	25,745
Tenet Healthcare 5.125%
5/1/25	74,000	75,535
Viatris
144A 1.65% 6/22/25 #	10,000	10,345
144A 2.30% 6/22/27 #	10,000	10,657
		1,582,591
Electric — 3.97%
AEP Texas 2.40% 10/1/22	140,000	144,488
Avangrid 3.20% 4/15/25	60,000	65,737
CenterPoint Energy 3.85%
2/1/24	70,000	76,629
Cleveland Electric
Illuminating 5.50%
8/15/24	115,000	132,551
Duke Energy
1.80% 9/1/21	165,000	166,448
4.875% µ, ψ	65,000	70,546
Entergy 4.00% 7/15/22	90,000	94,393
Entergy Louisiana 4.05%
9/1/23	10,000	10,871
NextEra Energy Capital
Holdings 3.15% 4/1/24	85,000	91,913
NRG Energy 144A 3.75%
6/15/24 #	95,000	104,049
Pacific Gas and Electric
2.10% 8/1/27	75,000	76,220
Vistra Operations 144A
3.55% 7/15/24 #	105,000	113,759
		1,147,604
Energy — 4.52%
Apache 4.625% 11/15/25	42,000	44,153
Continental Resources
3.80% 6/1/24	41,000	42,307
Energy Transfer Operating
5.25% 4/15/29	45,000	52,552
7.125% µ, ψ	75,000	71,438
Exxon Mobil 2.019%
8/16/24	130,000	136,932
Marathon Oil 2.80%
11/1/22	19,000	19,535
MPLX
1.75% 3/1/26	25,000	25,885
4.875% 12/1/24	135,000	154,951
Murphy Oil 5.75%
8/15/25	57,000	56,863
NuStar Logistics 5.75%
10/1/25	73,000	77,854
Occidental Petroleum
5.50% 12/1/25	58,000	60,580
ONEOK 7.50% 9/1/23	115,000	133,156
Sabine Pass Liquefaction
5.75% 5/15/24	110,000	125,799
Schlumberger Holdings
144A 3.75% 5/1/24 #	145,000	158,192
Southwestern Energy
6.45% 1/23/25	69,000	71,717
Western Midstream
Operating 4.10%
2/1/25	32,000	33,029

10

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
WPX Energy 5.25%
9/15/24	39,000	$42,579
		1,307,522
Finance Companies — 2.39%
AerCap Ireland Capital
3.15% 2/15/24	150,000	157,306
Air Lease 2.875% 1/15/26	15,000	15,883
Aviation Capital Group
144A 2.875%
1/20/22 #	130,000	131,650
144A 4.375%
1/30/24 #	10,000	10,561
Avolon Holdings Funding
144A 3.95% 7/1/24 #	85,000	89,833
DAE Funding 144A 4.50%
8/1/22 #	80,000	81,136
DAE Sukuk DIFC 144A
3.75% 2/15/26 #	200,000	206,000
		692,369
Insurance — 0.72%
Equitable Holdings 3.90%
4/20/23	95,000	102,236
USI 144A 6.875%
5/1/25 #	103,000	105,896
		208,132
Natural Gas — 0.09%
NiSource 0.95% 8/15/25	25,000	25,162
		25,162
Technology — 2.68%
Broadcom
3.15% 11/15/25	30,000	32,770
4.70% 4/15/25	20,000	22,924
Global Payments 2.65%
2/15/25	100,000	107,130
International Business
Machines 3.00%
5/15/24	100,000	108,364
Microchip Technology
3.922% 6/1/21	30,000	30,429
4.333% 6/1/23	55,000	59,574
NXP
144A 2.70% 5/1/25 #	5,000	5,385
144A 4.875% 3/1/24 #	165,000	186,162
PayPal Holdings 1.35%
6/1/23	145,000	148,546
Sabre GLBL 144A 7.375%
9/1/25 #	68,000	73,882
		775,166
Transportation — 3.54%
Delta Air Lines
144A 7.00% 5/1/25 #	144,000	$166,351
7.375% 1/15/26	42,000	48,007
Heathrow Funding 144A
4.875% 7/15/23 #	691,000	705,458
Penske Truck Leasing 144A
1.20% 11/15/25 #	60,000	60,556
Spirit Loyalty Cayman
144A 8.00% 9/20/25 #	40,000	45,000
		1,025,372
Total Corporate Bonds
(cost $12,865,554)		13,301,946

Non-Agency Asset-Backed Securities — 9.54%
ARI Fleet Lease Trust
Series 2019-A A2B
144A 0.639%
(LIBOR01M + 0.48%)
11/15/27 #, ●	92,301	92,353
BMW Vehicle Lease Trust
Series 2018-1 A3
3.26% 7/20/21	11,268	11,286
CarMax Auto Owner Trust
Series 2018-2 B 3.37%
10/16/23	150,000	155,596
Chase Auto Credit Linked
Notes
Series 2020-2 B 144A
0.84% 2/25/28 #	250,000	250,240
Ford Credit Auto Lease
Trust
Series 2019-B A2A
2.28% 2/15/22	54,380	54,472
Ford Credit Auto Owner
Trust
Series 2017-2 A 144A
2.36% 3/15/29 #	900,000	930,856
Series 2017-C A3
2.01% 3/15/22	21,229	21,253
Hyundai Auto Receivables
Trust
Series 2019-B A2
1.93% 7/15/22	223,687	224,470
John Deere Owner Trust
Series 2019-A A3
2.91% 7/17/23	177,169	180,560
Mercedes-Benz Auto Lease
Trust
Series 2019-B A2
2.01% 12/15/21	97,819	98,016

11

Schedule of investments
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

		Principal
		amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Tesla Auto Lease Trust
Series 2018-B A 144A
3.71% 8/20/21 #		230,586	$232,047
Toyota Auto Receivables
Owner Trust
Series 2017-D A3
1.93% 1/18/22		26,710	26,762
Verizon Owner Trust
Series 2018-A A1A
3.23% 4/20/23		179,587	181,970
Volvo Financial Equipment
Series 2020-1A A2
144A 0.37% 4/17/23 #		300,000	300,198
Total Non-Agency Asset-Backed
Securities
(cost $2,748,361)			2,760,079

Sovereign Bonds — 2.55%
Spain — 2.55%
Spanish Treasury Bill
0.00% 1/15/21 ^	EUR	605,000	739,300
Total Sovereign Bonds
(cost $735,086)			739,300

US Treasury Obligations — 23.82%
US Treasury Floating Rate
Note
0.145% (USBMMY3M
+ 0.055%) 7/31/22 ●		525,000	525,063
US Treasury Notes
0.375% 11/30/25		3,310,000	3,314,137
1.50% 10/31/21		2,310,000	2,336,540
1.75% 7/31/24		680,000	717,294
Total US Treasury Obligations
(cost $6,825,991)			6,893,034

		Number
		of shares
Short-Term Investments — 2.60%
Money Market Mutual Funds — 2.60%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)		187,850	187,850
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)		187,850	187,850
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)		187,850	187,850
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)		187,850	187,850
Total Short-Term Investments
(cost $751,400)			751,400
Total Value of
Securities—100.44%
(cost $28,476,203)			$29,064,225

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2020, the aggregate value of Rule 144A securities was $9,199,782, which represents 31.79% of the Series’ net assets. See Note 11 in “Notes to financial statements.”

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
^	Zero-coupon security. The rate shown is the effective yield through maturity.

12

The following foreign currency exchange contracts were outstanding at December 31, 2020:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Depreciation
TD	EUR	(605,000)	USD	734,878	1/15/21	$(4,510)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represents the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
CLO – Collateralized Loan Obligation
DIFC – Dubai International Financial Centre
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
S.F.– SingleFamily
TD – TD Bank
USBMMY3M – US Treasury 3 Month Bill Money Market Yield
yr – Year

Summary of currencies:
EUR – European Monetary Unit
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

13

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

December 31, 2020

Assets:
Investments, at value*	$29,064,225
Dividends and interest receivable	168,846
Receivable for series shares sold	1,216
Other assets	1,435
Total Assets	29,235,722
Liabilities:
Due to custodian	1
Payable for securities purchased	250,000
Reports and statements to shareholders expenses payable to non-affiliates	13,250
Accounting and administration fees payable to non-affiliates	10,616
Other accrued expenses	9,675
Investment management fees payable to affiliates	5,571
Audit and tax fees payable	5,000
Unrealized depreciation on foreign currency exchange contracts	4,510
Accounting and administration expenses payable to affiliates	421
Payable for series shares redeemed	335
Dividend disbursing and transfer agent fees and expenses payable to affiliates	186
Trustees’ fees and expenses payable	95
Legal fees payable to affiliates	52
Reports and statements to shareholders expenses payable to affiliates	29
Total Liabilities	299,741
Total Net Assets	$28,935,981

Net Assets Consist of:
Paid-in capital	$29,965,325
Total distributable earnings (loss)	(1,029,344)
Total Net Assets	$28,935,981

Net Asset Value
Standard Class:
Net assets	$28,935,981
Shares of beneficial interest outstanding, unlimited authorization, no par	2,970,509
Net asset value per share	$9.74
____________________
* Investments, at cost	$28,476,203

See accompanying notes, which are an integral part of the financial statements.

14

Statement of operations
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Year ended December 31, 2020

Investment Income:
Interest	$599,393
Dividends	1,387
600,780

Expenses:
Management fees	149,932
Audit and tax fees	72,322
Accounting and administration expenses	44,792
Reports and statements to shareholders expenses	24,007
Dividend disbursing and transfer agent fees and expenses	2,533
Trustees’ fees and expenses	1,754
Custodian fees	1,117
Legal fees	549
Registration fees	12
Other	11,571
308,589
Less expenses waived	(83,204)
Less expenses paid indirectly	(448)
Total operating expenses	224,937
Net Investment Income	375,843
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	281,784
Foreign currencies	1,544
Foreign currency exchange contracts	(999)
Net realized gain	282,329
Net change in unrealized appreciation (depreciation) of:
Investments	465,334
Foreign currency exchange contracts	(4,510)
Net change in unrealized appreciation (depreciation)	460,824
Net Realized and Unrealized Gain	743,153
Net Increase in Net Assets Resulting from Operations	$1,118,996

See accompanying notes, which are an integral part of the financial statements.

15

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

	Year ended
	12/31/20	12/31/19
Increase in Net Assets from Operations:
Net investment income	$375,843	$714,736
Net realized gain	282,329	455,374
Net change in unrealized appreciation (depreciation)	460,824	181,974
Net increase in net assets resulting from operations	1,118,996	1,352,084

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(841,238)	(212,829)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	3,522,260	1,672,149

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	841,238	212,829
	4,363,498	1,884,978
Cost of shares redeemed:
Standard Class	(7,417,491)	(4,833,772)
Decrease in net assets derived from capital share transactions	(3,053,993)	(2,948,794)
Net Decrease in Net Assets	(2,776,235)	(1,809,539)

Net Assets:
Beginning of year	31,712,216	33,521,755
End of year	$28,935,981	$31,712,216

See accompanying notes, which are an integral part of the financial statements.

16

Financial highlights
Delaware VIP® Limited Duration Bond Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$9.66	$9.34	$9.61	$9.66	$9.69

Income (loss) from investment operations
Net investment income (loss)[2]	0.12	0.21	0.05	0.10	(0.03)
Net realized and unrealized gain (loss)	0.24	0.17	(0.07)	0.02	0.09
Total from investment operations	0.36	0.38	(0.02)	0.12	0.06

Less dividends and distributions from:
Net investment income	(0.28)	(0.06)	(0.25)	(0.17)	(0.09)
Total dividends and distributions	(0.28)	(0.06)	(0.25)	(0.17)	(0.09)

Net asset value, end of period	$9.74	$9.66	$9.34	$9.61	$9.66
Total return[3]	3.79%	4.09%	(0.22% )	1.26%	0.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,936	$31,712	$33,522	$7,220	$7,837
Ratio of expenses to average net assets[4]	0.75%	0.86%	1.15%	1.01%	1.06%
Ratio of expenses to average net assets prior to fees waived[4]	1.03%	1.10%	1.30%	1.16%	1.21%
Ratio of net investment income (loss) to average net assets	1.25%	2.15%	0.49%	1.09%	(0.34% )
Ratio of net investment income (loss) to average net assets prior
to fees waived	0.97%	1.91%	0.34%	0.94%	(0.49% )
Portfolio turnover	126%	108%	268%	82%	78%

[1]

On October 4, 2019, the First Investors Life Series Limited Duration Bond Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Limited Duration Bond Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Limited Duration Bond Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Limited Duration Bond Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under

18

“Net realized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $447 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.75% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

19

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $5,025 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $2,249 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $1,030 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$12,089,157
Purchases of US government securities	24,526,310
Sales other than US government securities	11,202,893
Sales of US government securities	28,618,373

20

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$28,592,285
Aggregate unrealized appreciation of investments and derivatives	$505,873
Aggregate unrealized depreciation of investments and derivatives	(38,443)
Net unrealized appreciation of investments	$467,430

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Total
Securities
Assets:
Agency Mortgage-Backed Securities	$—	$2,523,553	$2,523,553
Collateralized Debt Obligations	—	2,094,913	2,094,913
Corporate Bonds	—	13,301,946	13,301,946
Non-Agency Asset-Backed Securities	—	2,760,079	2,760,079
Sovereign Bonds	—	739,300	739,300
US Treasury Obligations	—	6,893,034	6,893,034
Short-Term Investments	751,400	—	751,400
Total Value of Securities	$751,400	$28,312,825	$29,064,225
21

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

3. Investments (continued)

	Level 1	Level 2	Total
Derivatives[1]
Liabilities:
Foreign Currency Exchange Contracts	$—	$(4,510)	$(4,510)

[1]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$841,238	$212,829

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$29,965,325
Undistributed ordinary income	587,158
Capital loss carryforwards*	(2,083,932)
Unrealized appreciation (depreciation) of investments and foreign
currencies	467,430
Net assets	$28,935,981

*	$2,147,055 of this loss which can be utilized is subject to an annual limitation in accordance with the Internal Revenue Code 382 due to an ownership change on July 1, 2020.

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on foreign currency contracts and market premium and discount on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2020, $125,901 of capital loss carryforwards was utilized.

At December 31, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$1,017,848	$1,066,084	$2,083,932

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6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	364,350	175,965
Shares issued upon reinvestment of dividends and distributions:
Standard Class	88,551	22,690
	452,901	198,655
Shares redeemed:
Standard Class	(766,105)	(505,917)
Net decrease	(313,204)	(307,262)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

8. Derivatives (continued)

the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended December 31, 2020, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

During the year ended December 31, 2020, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

The table below summarizes the average balance of derivative holdings by the Series during the year ended December 31, 2020:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$2,903	$43,570

9. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At December 31, 2020, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Gross Value of
				Gross Value of	Derivative
Counterparty				Derivative Asset	Liability	Net Position
TD Bank				$—	$(4,510)	$(4,510)

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
TD Bank	$(4,510)	$—	$—	$—	$—	$(4,510)

(a)	The value of the related collateral exceeded the value of the derivatives as of December 31, 2020, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required

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percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

11. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs”) could have adverse impacts on financial instruments that reference LIBOR (or corresponding IBOR). The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

11. Credit and Market Risk (continued)

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which

26

may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Limited Duration Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Limited Duration Bond Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Limited Duration Bond Fund (subsequent to reorganization, known as Delaware VIP Limited Duration Bond Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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Other Series information (Unaudited)
Delaware VIP® Limited Duration Bond Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%
____________________

(A) is based on a percentage of the Series’ total distributions.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Limited Duration Bond Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Limited Duration Bond Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for

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Other Series information (Unaudited)
Delaware VIP® Limited Duration Bond Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Limited Duration Bond Series at a meeting held August 11-13, 2020 (continued)

the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all short-intermediate investment-grade debt funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, 5-, and 10-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Series’ performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered that much of the Series’ underperformance preceded Management’s acquisition of the Series in October 2019. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the

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Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

31

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

32

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

33

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

34

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)
Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

35

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

36

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPLDB-221

Delaware VIP® Trust

Delaware VIP Opportunity Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	5
Security type / sector allocation and top 10 equity holdings	6
Schedule of investments	7
Statement of assets and liabilities	10
Statement of operations	11
Statements of changes in net assets	12
Financial highlights	13
Notes to financial statements	14
Report of independent registered public accounting firm	21
Other Series information	22
Board of trustees / directors and officers addendum	25

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Opportunity Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Opportunity Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek long-term capital growth.

For the fiscal year ended December 31, 2020, Delaware VIP Opportunity Series (the “Series”) Standard Class shares gained 10.80%. The figure reflects all dividends reinvested. For the same period, the Series’ benchmark, the Russell 2500™ Index, appreciated 19.99%.

Over the year, small-cap stocks outperformed mid-cap stocks. The smaller-cap Russell 2000® Index gained 19.96% for the year while the Russell Midcap® Index gained 17.10%. Growth companies outperformed value companies during the year as Russell 2500™ Growth Index appreciated 40.47% versus the 4.88% gain for the Russell 2500™ Value Index.

In the Russell 2500 Index, high-beta (higher risk) companies outperformed lower-beta (lower risk) stocks, and companies without earnings – as well as those with higher price-to-earnings (P/E) ratios – returned more on average than companies with lower P/E ratios. Sector-level performance within the Russell 2500 Index was mostly positive with 12 of 16 sectors advancing. The weakest-performing sector in the benchmark over the fiscal year was energy, which declined more than 35%. The real estate investment trust (REIT), media, and finance sectors in the benchmark declined during the year. The technology, healthcare, and communications services sectors in the benchmark were the strongest performing, each advancing more than 30% during the fiscal year.

Stock selection was the most significant detractor from the Series’ performance for the fiscal year. The technology sector in the benchmark was the strongest performing sector for the 12-month period, and the Series’ holdings in the sector did not advance by as much as those in the benchmark, which detracted. Stock selection in the utilities sector detracted as the Series’ holdings declined on average while those in the benchmark advanced. Stock selection in the capital goods and basic materials sectors detracted as the Series’ holdings in those sectors lagged the returns of those sectors in the benchmark. Stock selection in the healthcare sector contributed. The Series also benefited from relative underweights to the energy and media sectors.

In the utilities sector, shares of local distribution company (LDC) South Jersey Industries Inc. detracted during the fiscal year. During the year, natural gas utilities in the LDC industry underperformed due to investor pessimism regarding the potential impacts from decarbonization and regulatory developments. While shares of South Jersey Industries declined during the year, the company’s earnings were resilient, and financials supported its 22nd consecutive year of dividend increase. In September, the New Jersey Board of Public Utilities approved increases in South Jersey Industries’ base rates and recognized the company’s investments to enhance the safety, reliability, and resiliency of its natural gas distribution system. We maintained a position in South Jersey Industries as the company is trading at a valuation below that of our estimate of its intrinsic value and has, in our view, a favorable capital plan to drive customer growth.

In the first quarter of the fiscal year, we initiated a position in biopharmaceutical company Intercept Pharmaceuticals Inc. Intercept is focused on the development and commercialization of novel therapeutics to treat progressive non-viral liver diseases, including primary biliary cholangitis (PBC) and nonalcoholic steatohepatitis (NASH). Shares of Intercept detracted during the fiscal year as the company’s stock declined after it received a complete response letter (CRL) from the US Food and Drug Administration (FDA) regarding the company’s new drug application (NDA) for obeticholic acid (OCA) for the treatment of fibrosis due to NASH. The letter indicated that Intercept should submit additional post-interim analysis efficacy and safety data from its ongoing study to support a potential accelerated approval. Following the letter, the company worked with the FDA and provided initial feedback to investors later in the fiscal year that it could refile its NDA in 2021. We maintained the Series’ position in Intercept as the company lead therapy, Ocaliva is approved by the FDA for PBC and its NASH trial is in Phase 3 trials.

Shares of glucose monitoring systems company DexCom Inc. contributed to performance in the healthcare sector. During the year, DexCom’s financial results continued to grow and exceeded expectations. The company’s growth in international markets benefited by gaining approval for its products in multiple new countries. In the US, DexCom’s G6 continuous glucose monitoring system received temporary approval from the FDA for in-hospital use as a way to improve the glucose management of COVID-19 patients and reduce both the workload and risk of infection for the healthcare workers tasked with caring for these individuals. We exited the Series’ position in DexCom prior to the end of the fiscal year as its market cap had grown larger than the upper end of the benchmark.

II-VI Inc. develops and markets engineered materials and optoelectronic components for use in industrial material processing, optical communications, and consumer electronics. The company also serves automotive and military markets. II-VI is vertically integrated, differentiating it from its competitors and, more importantly, in our opinion, providing exposure to several emerging mega trends including 5G, cloud computing, 3D LiDAR sensors, electronic vehicles, and silicon carbide (SiC) devices and modules for power electronics. During the year,

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Opportunity Series

II-VI outperformed and we maintained the Series’ position in the company as we believe II-VI appears well positioned for future potential growth as it provides support to these emerging trends.

With respect to sector positioning, the Series ended the year with its largest relative underweights to companies in the healthcare, business services, energy, media, communications services, and credit cyclicals sectors. The Series held notable relative overweights in the capital goods, basic materials, finance, and transportation sectors at the end of the fiscal year. On balance, we believe the macroeconomic environment favors active managers that can apply thorough company-level analysis when making investment decisions. We continue to maintain our strategy of investing in companies that, we believe, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the ability to potentially deliver value to shareholders.

2    Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Opportunity Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	Lifetime
Standard Class shares (commenced operations on December 17, 2012)	+10.80%	+6.85%	+9.46%	+11.04%
Russell 2500 Index	+19.99%	+11.33%	+13.64%	+13.19%*

*	The benchmark lifetime return is calculated using the last business day in the month of the Series’ inception date.

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.83%, while total operating expenses for Standard Class shares were 0.91%. The management fee for Standard Class shares was 0.75%.The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Equity securities are subject to price fluctuation and possible loss of principal.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, ad generally function as if they were stocks.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Opportunity Series

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

____________________

**	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance of a $10,000 investment
For period beginning December 17, 2012 (Series’ inception date) through December 31, 2020

For period beginning December 17, 2012 (Series’ inception date) through December 31, 2020	Starting value	Ending value
Russell 2500 Index	$10,000	$27,286
Delaware VIP Opportunity Series — Standard Class shares	$10,000	$23,206

The graph shows a $10,000 investment in Delaware VIP Opportunity Series Standard Class shares for the period from December 17, 2012 through December 31, 2020.

The graph also shows $10,000 invested in the Russell 2500 Index for the period from December 17, 2012 through December 31, 2020.

The Russell 2500 Index measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000 Index, mentioned on page 1, measures the performance of the small-cap segment of the US equity universe.

The Russell Midcap Index, mentioned on page 1, measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index.

The Russell 2500 Growth Index, mentioned on page 1, measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Value Index, mentioned on page 1, measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

4

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,294.50	0.83%	$4.79
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.96	0.83%	$4.22

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

5

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP Opportunity Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock	99.00%
Basic Materials	8.76%
Business Services	4.01%
Capital Goods	12.74%
Consumer Discretionary	4.68%
Consumer Services	3.17%
Consumer Staples	2.50%
Credit Cyclicals	2.56%
Energy	1.22%
Financial Services	14.43%
Healthcare	14.51%
Media	1.05%
Real Estate Investment Trusts	6.55%
Technology	18.03%
Transportation	1.68%
Utilities	3.11%
Short-Term Investments	1.07%
Total Value of Securities	100.07%
Liabilities Net of Receivables and Other
Assets	(0.07%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Proofpoint	1.41%
Ultragenyx Pharmaceutical	1.41%
Catalent	1.38%
Reliance Steel & Aluminum	1.30%
PTC	1.30%
II-VI	1.26%
Bio-Techne	1.24%
Huntsman	1.23%
Knight-Swift Transportation Holdings	1.13%
Repligen	1.12%

6

Schedule of investments
Delaware VIP® Trust — Delaware VIP Opportunity Series

December 31, 2020

	Number
	of shares	Value (US $)
Common Stock — 99.00%
Basic Materials — 8.76%
Balchem	4,980	$573,796
Boise Cascade	7,805	373,079
Eastman Chemical	6,088	610,505
Ferro †	14,383	210,423
Huntsman	41,875	1,052,737
Kaiser Aluminum	9,042	894,254
Minerals Technologies	14,215	883,036
Neenah	16,568	916,542
Reliance Steel & Aluminum	9,290	1,112,477
Worthington Industries	17,043	874,988
		7,501,837
Business Services — 4.01%
ABM Industries	13,670	517,273
Aramark	20,463	787,416
ASGN †	9,823	820,515
Casella Waste Systems
Class A †	7,037	435,942
US Ecology	13,629	495,142
WillScot Mobile Mini
Holdings †	16,435	380,799
		3,437,087
Capital Goods — 12.74%
Barnes Group	7,601	385,295
BWX Technologies	10,612	639,691
Columbus McKinnon	5,059	194,468
ESCO Technologies	6,863	708,399
Federal Signal	9,474	314,253
Gates Industrial †	20,346	259,615
Graco	9,176	663,884
Jacobs Engineering Group	7,104	774,052
Kadant	5,262	741,837
KBR	12,959	400,822
Lincoln Electric Holdings	7,970	926,512
MasTec †	7,319	499,009
Oshkosh	9,042	778,245
Quanta Services	13,026	938,132
Rexnord	18,500	730,565
Tetra Tech	3,230	373,969
United Rentals †	3,919	908,855
Woodward	5,598	680,325
		10,917,928
Consumer Discretionary — 4.68%
American Eagle Outfitters	22,527	452,117
BJ’s Wholesale Club
Holdings †	7,437	277,251
Dick’s Sporting Goods	7,764	436,414
Five Below †	5,414	947,342
Malibu Boats Class A †	12,831	801,168
Sonic Automotive Class A	5,147	198,520
Steven Madden	25,528	901,649
		4,014,461
Consumer Services — 3.17%
Allegiant Travel	1,730	327,385
Brinker International	4,672	264,295
Chuy’s Holdings †	9,082	240,582
Jack in the Box	6,289	583,619
Texas Roadhouse	6,549	511,870
Wendy’s	36,143	792,255
		2,720,006
Consumer Staples — 2.50%
Casey’s General Stores	5,200	928,824
Helen of Troy †	1,977	439,270
J & J Snack Foods	4,977	773,276
		2,141,370
Credit Cyclicals — 2.56%
BorgWarner	15,332	592,429
KB Home	9,967	334,094
La-Z-Boy	8,580	341,827
Taylor Morrison Home †	14,036	360,023
Toll Brothers	13,097	569,327
		2,197,700
Energy — 1.22%
Diamondback Energy	15,886	768,882
Patterson-UTI Energy	7,546	39,692
PDC Energy †	11,354	233,098
		1,041,672
Financial Services — 14.43%
American Equity
Investment Life Holding	2,711	74,986
Axis Capital Holdings	11,687	588,908
Comerica	7,462	416,827
East West Bancorp	16,585	841,025
Essent Group	15,708	678,586
First Financial Bancorp	31,351	549,583
Great Western Bancorp	15,890	332,101
Hamilton Lane Class A	4,235	330,542
Independent Bank Group	8,708	544,424
Kemper	6,490	498,627
NMI Holdings Class A †	20,273	459,183
Primerica	5,186	694,561
Reinsurance Group of
America	5,856	678,710
Selective Insurance Group	9,802	656,538
South State	9,129	660,027
Sterling Bancorp	28,300	508,834

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Opportunity Series

	Number
	of shares	Value (US $)
Common Stock (continued)
Financial Services (continued)
Stifel Financial	14,878	$750,744
Umpqua Holdings	42,305	640,498
Valley National Bancorp	48,979	477,545
Webster Financial	17,677	745,086
Western Alliance Bancorp	9,180	550,341
WSFS Financial	15,288	686,125
		12,363,801
Healthcare — 14.51%
Agios Pharmaceuticals †	10,334	447,772
Amicus Therapeutics †	23,020	531,532
Bio-Techne	3,351	1,064,110
Blueprint Medicines †	6,512	730,321
Catalent †	11,376	1,183,900
Encompass Health	11,103	918,107
Exact Sciences †	4,889	647,744
Halozyme Therapeutics †	15,369	656,410
ICON †	3,628	707,387
Intercept
Pharmaceuticals †	7,188	177,544
Ligand Pharmaceuticals †	5,598	556,721
Natera †	5,950	592,144
Neurocrine Biosciences †	8,364	801,689
Quidel †	3,368	605,061
Repligen †	5,028	963,516
Supernus
Pharmaceuticals †	15,292	384,747
Teladoc Health †	1,249	249,750
Ultragenyx
Pharmaceutical †	8,739	1,209,740
		12,428,195
Media — 1.05%
Cinemark Holdings	19,774	344,265
Interpublic Group of
Companies	23,468	551,968
		896,233
Real Estate Investment Trusts — 6.55%
American Assets Trust	9,331	269,479
Apartment Income REIT †	15,308	587,980
Brixmor Property Group	31,164	515,764
Camden Property Trust	6,457	645,183
Cousins Properties	20,561	688,794
EastGroup Properties	2,677	369,587
EPR Properties	7,805	253,663
First Industrial Realty Trust	13,568	571,620
Kite Realty Group Trust	24,909	372,639
Lexington Realty Trust	36,786	390,667
Life Storage	3,806	454,398
Pebblebrook Hotel Trust	14,970	281,436
Physicians Realty Trust	12,058	214,632
		5,615,842
Technology — 18.03%
Blackline †	2,626	350,256
Box Class A †	10,459	188,785
Brooks Automation	8,448	573,197
Chegg †	6,703	605,482
ExlService Holdings †	10,560	898,973
Glu Mobile †	24,642	222,024
Guidewire Software †	4,948	636,956
II-VI †	14,256	1,082,886
J2 Global †	9,190	897,771
LendingTree †	2,428	664,762
MACOM Technology
Solutions Holdings †	9,926	546,327
MaxLinear †	20,553	784,919
Medallia †	14,353	476,807
NETGEAR †	11,431	464,441
Paycom Software †	616	278,586
Proofpoint †	8,870	1,209,957
PTC †	9,293	1,111,536
Rapid7 †	6,816	614,531
Semtech †	11,230	809,571
Silicon Laboratories †	1,845	234,942
SS&C Technologies
Holdings	11,644	847,101
Tyler Technologies †	762	332,628
Varonis Systems †	1,545	252,777
WNS Holdings ADR †	12,505	900,985
Yelp †	14,012	457,772
		15,443,972
Transportation — 1.68%
Knight-Swift Transportation
Holdings	23,037	963,407
Werner Enterprises	12,050	472,601
		1,436,008
Utilities — 3.11%
Black Hills	8,252	507,085
NorthWestern	13,021	759,255
South Jersey Industries	31,110	670,421
Spire	11,355	727,174
		2,663,935
Total Common Stock
(cost $70,784,683)		84,820,047

8

	Number
	of shares	Value (US $)
Short-Term Investments — 1.07%
Money Market Mutual Funds — 1.07%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	228,815	$228,815
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	228,815	228,815
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	228,815	228,815
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	228,815	228,815
Total Short-Term Investments
(cost $915,260)		915,260
Total Value of
Securities—100.07%
(cost $71,699,943)		$85,735,307

†	Non-income producing security.

Summary of abbreviations:
ADR – American Depositary Receipt
GS – Goldman Sachs
REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

9

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Opportunity Series

December 31, 2020

Assets:
Investments, at value*	$85,735,307
Dividends receivable	70,563
Receivable for series shares sold	2,427
Other assets	2,115
Total Assets	85,810,412
Liabilities:
Due to custodian	29
Investment management fees payable to affiliates	42,729
Payable for series shares redeemed	32,625
Payable for securities purchased	23,381
Reports and statements to shareholders expenses payable to non-affiliates	13,237
Accounting and administration fees payable to non-affiliates	12,556
Audit and tax fees payable	4,500
Other accrued expenses	3,472
Accounting and administration expenses payable to affiliates	580
Dividend disbursing and transfer agent fees and expenses payable to affiliates	542
Trustees’ fees and expenses payable	261
Legal fees payable to affiliates	143
Reports and statements to shareholders expenses payable to affiliates	86
Total Liabilities	134,141
Total Net Assets	$85,676,271

Net Assets Consist of:
Paid-in capital	$69,172,536
Total distributable earnings (loss)	16,503,735
Total Net Assets	$85,676,271

Net Asset Value
Standard Class:
Net assets	$85,676,271
Shares of beneficial interest outstanding, unlimited authorization, no par	5,009,261
Net asset value per share	$17.10
____________________
* Investments, at cost	$71,699,943

See accompanying notes, which are an integral part of the financial statements.

10

Statement of operations
Delaware VIP® Trust — Delaware VIP Opportunity Series

Year ended December 31, 2020

Investment Income:
Dividends	$1,704,821

Expenses:
Management fees	547,745
Audit and tax fees	54,498
Accounting and administration expenses	51,861
Reports and statements to shareholders expenses	27,958
Custodian fees	6,134
Dividend disbursing and transfer agent fees and expenses	6,103
Legal fees	4,290
Trustees’ fees and expenses	4,187
Registration fees	722
Other	2,157
705,655
Less expenses waived	(99,286)
Less expenses paid indirectly	(1,249)
Total operating expenses	605,120
Net Investment Income	1,099,701
Net Realized and Unrealized Gain:
Net realized gain on investments	1,404,183
Net change in unrealized appreciation (depreciation) of investments	6,145,419
Net Realized and Unrealized Gain	7,549,602
Net Increase in Net Assets Resulting from Operations	$8,649,303

See accompanying notes, which are an integral part of the financial statements.

11

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Opportunity Series

	Year ended
	12/31/20	12/31/19
Increase in Net Assets from Operations:
Net investment income	$1,099,701	$492,100
Net realized gain	1,404,183	12,145,268
Net change in unrealized appreciation (depreciation)	6,145,419	6,796,778
Net increase in net assets resulting from operations	8,649,303	19,434,146

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(12,579,339)	(2,832,760)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	4,765,458	5,636,422

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	12,579,339	2,832,760
	17,344,797	8,469,182
Cost of shares redeemed:
Standard Class	(10,079,917)	(6,924,307)
Increase in net assets derived from capital share transactions	7,264,880	1,544,875
Net Increase in Net Assets	3,334,844	18,146,261

Net Assets:
Beginning of year	82,341,427	64,195,166
End of year	$85,676,271	$82,341,427

See accompanying notes, which are an integral part of the financial statements.

12

Financial highlights
Delaware VIP® Opportunity Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$19.50	$15.58	$18.76	$15.87	$14.73

Income (loss) from investment operations
Net investment income[2]	0.22	0.11	0.24	0.10	0.12
Net realized and unrealized gain (loss)	0.36	4.49	(3.08)	2.90	1.09
Total from investment operations	0.58	4.60	(2.84)	3.00	1.21

Less dividends and distributions from:
Net investment income	(0.12)	(0.23)	(0.10)	(0.11)	(0.07)
Net realized gain	(2.86)	(0.45)	(0.24)	—	—
Total dividends and distributions	(2.98)	(0.68)	(0.34)	(0.11)	(0.07)

Net asset value, end of period	$17.10	$19.50	$15.58	$18.76	$15.87
Total return[3]	10.80% [4]	30.11% [4]	(15.38% )	19.00%	8.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$85,676	$82,342	$64,195	$69,977	$52,737
Ratio of expenses to average net assets[5]	0.83%	0.84%	0.83%	0.84%	0.87%
Ratio of expenses to average net assets prior to fees waived[5]	0.97%	0.89%	0.83%	0.84%	0.87%
Ratio of net investment income to average net assets	1.50%	0.65%	1.34%	0.59%	0.83%
Ratio of net investment income to average net assets prior to
fees waived	1.36%	0.60%	1.34%	0.59%	0.83%
Portfolio turnover	31%	125% [6]	59%	30%	31%

[1]

On October 4, 2019, the First Investors Life Series Opportunity Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Opportunity Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

13

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Opportunity Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Opportunity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Opportunity Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such

14

components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $1,249 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.83% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $6,493 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $5,477 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $2,465 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Opportunity Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$22,324,066
Sales	25,771,358

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$71,801,852
Aggregate unrealized appreciation of investments	$17,491,738
Aggregate unrealized depreciation of investments	(3,558,283)
Net unrealized appreciation of investments	$13,933,455

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

16

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

Level 1
Securities
Assets:
Common Stock	$84,820,047
Short-Term Investments	915,260
Total Value of Securities	$85,735,307

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$3,177,010	$941,032
Long-term capital gains	9,402,329	1,891,728
Total	$12,579,339	$2,832,760

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$69,172,536
Undistributed ordinary income	2,570,280
Unrealized appreciation of investments	13,933,455
Net assets	$85,676,271

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Opportunity Series

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	339,961	319,545
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,114,202	164,986
	1,454,163	484,531
Shares redeemed:
Standard Class	(667,790)	(382,909)
Net increase	786,373	101,622

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored

18

enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2020. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2020, there were no Rule 144A securities held by the Series.

19

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Opportunity Series

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

20

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Opportunity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Opportunity Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements 0f changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Opportunity Fund (subsequent to reorganization, known as Delaware VIP Opportunity Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

21

Other Series information (Unaudited)
Delaware VIP® Opportunity Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	74.74%
(B) Ordinary Income Distributions (Tax Basis)	25.26%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	30.14%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on the Series’ ordinary income distributions.
[1] Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Opportunity Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Opportunity Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

22

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all mid-cap core funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 3-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 5- and 10-year periods was in the third quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information

23

Other Series information (Unaudited)
Delaware VIP® Opportunity Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Opportunity Series at a meeting held August 11-13, 2020 (continued)

to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

24

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

25

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

26

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

27

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

28

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

29

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPOP-221

Delaware VIP® Trust

Delaware VIP Special Situations Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	2
Disclosure of Series expenses	4
Security type / sector allocation and top 10 equity holdings	5
Schedule of investments	6
Statement of assets and liabilities	8
Statement of operations	9
Statements of changes in net assets	10
Financial highlights	11
Notes to financial statements	12
Report of independent registered public accounting firm	19
Other Series information	20
Board of trustees / directors and officers addendum	23

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Special Situations Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Special Situations Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek long-term growth of capital.

For the fiscal year ended December 31, 2020, Delaware VIP Special Situations Series (the “Series”) Standard Class shares declined -1.85%. This figure reflects all dividends reinvested. The Series’ benchmark, the Russell 2000® Value Index, advanced 4.63% for the same period.

During the fiscal year, growth companies outperformed value companies across the United States market capitalization spectrum as investors appeared to favor momentum over quality. The performance disparity between value companies and growth companies was significant in small-cap equities as the Russell 2000 Growth Index advanced 34.63% during the fiscal year.

Sector performance for the fiscal year was mixed within the Russell 2000 Value Index, with nine sectors advancing and four sectors declining. The strongest-performing sectors in the benchmark were healthcare, consumer staples, and technology, each returning more than 25% for the fiscal year while the energy sector was by far the weakest sector in the benchmark, declining more than 35%. The other three sectors that declined were the real estate investment trust (REIT), financial services, and utilities sectors.

Within the Series, stock selection and sector positioning detracted. The largest relative detractor from performance was the Series’ performance in the consumer services sector as the Series’ holdings in the sector declined on average while those in the benchmark advanced. While the Series’ returns in the healthcare sector essentially matched the sector returns in the benchmark, the Series’ allocation underweight to the healthcare sector detracted from performance. The Series’ holdings in the energy sector detracted as these holdings declined more on average than those in the energy sector of the benchmark. Contributing on a relative basis was stock selection and a relative underweight allocation in the REIT sector as the Series’ holdings declined by less than those in the REIT sector of the benchmark. Additionally, stock selection contributed in the financial services and capital spending sectors.

Shares of movie theater company Cinemark Holdings Inc. detracted from the Series’ relative performance during the fiscal year. In mid-March, Cinemark announced the temporary closure of all its theaters to protect employees and moviegoers from the coronavirus. Cinemark’s stock price declined given that revenue was likely to be lower than expected. Prior to the end of the fiscal year, we sold the Series’ position in Cinemark as we believe the company may, for a period, be unable to generate free cash flow.

Great Western Bancorp Inc. is a bank holding company headquartered in South Dakota with branches in South Dakota, Iowa, Nebraska, Colorado, Arizona, Kansas, and Missouri that specializes in agribusiness banking. During the fiscal year, Great Western Bancorp detracted from performance when it reported an increase in provision expenses related to loans made to hospitals and hotels. We maintained the Series’ position in Great Western as the company cut its dividend to increase its capital levels and trades at near historically low valuation levels.

Teradyne Inc., a supplier of automation equipment for test and industrial applications, designs systems used to test semiconductors, wireless products, and electronic systems. It also produces collaborative industrial-use robots. Shares of Teradyne contributed during the fiscal year as Teradyne reported multiple quarters of improved financial results driven by stronger-than-expected test revenues and demand trends.

Altra Industrial Motion Corp. is a premier global designer and producer of a wide range of motion control and power transmission solutions. Altra contributed to the Series’ performance for the fiscal year. The company made cost reductions early in the period to maintain financial flexibility. Likewise, by reducing its dividend early in the period, the company had additional cash available that it used to pay down debt. Having benefited from cost reductions that led to improved earnings, Altra was able to increase its dividend later in the fiscal year.

Compared with the benchmark, the Series ended the fiscal year overweight in the technology, capital spending, transportation, financial services, and consumer staples sectors. The Series ended the period with notable underweights in the consumer services, healthcare, REIT, and utilities sectors. We continue to identify new companies across several sectors in the market, trading at what we view as attractive valuations that have been able to generate strong free cash flow.

Toward the end of the fiscal year, companies began to reinitiate earnings guidance, although most guidance is given along with several qualifiers and within a range. We recognize that many businesses are likely to lack an earnings catalyst until the pandemic and broader health issues show some resolution and clarity. We believe capital expenditures and dividends are likely to remain subdued as many firms focus on their balance sheets. Additionally, at the end of the fiscal year, some companies announced plans to resume share repurchases.

Our team’s disciplined philosophy remains unchanged. We continue to focus on bottom-up stock selection and specifically on identifying companies that, in our view, trade at attractive valuations, generate strong free cash flow, and have the ability to implement shareholder-friendly policies through share buybacks, dividend increases, and debt reduction.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.     1

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Special Situations Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on November 9, 1987)	-1.85%	-0.49%	+6.23%	+7.73%	—
Russell 2000 Value Index	+4.63%	+3.72%	+9.65%	+8.66%	—

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.80%, while total operating expenses for Standard Class shares were 0.84%. The management fee for Standard Class shares was 0.75%.The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.80% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Equity securities are subject to price fluctuation and possible loss of principal.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

2

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance of a $10,000 investment
For period beginning December 31, 2010 through December 31, 2020

For period beginning December 31, 2010 through December 31, 2020	Starting value	Ending value
Russell 2000 Value Index	$10,000	$22,943
Delaware VIP Special Situations Series — Standard Class shares	$10,000	$21,059

The graph shows a $10,000 investment in Delaware VIP Special Situations Series Standard Class shares for the period from December 31, 2010 through December 31, 2020.

The graph also shows $10,000 invested in the Russell 2000 Value Index for the period from December 31, 2010 through December 31, 2020.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Growth Index, mentioned on page 1, measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

3

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,327.50	0.80%	$4.68
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.11	0.80%	$4.06

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

4

Security type / sector allocation and top 10 equity holdings
Delaware VIP® Trust — Delaware VIP Special Situations Series As of

December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Common Stock◆	99.41%
Basic Industry	7.38%
Business Services	1.99%
Capital Spending	10.22%
Consumer Cyclical	4.26%
Consumer Services	10.40%
Consumer Staples	3.79%
Energy	3.29%
Financial Services*	27.48%
Healthcare	3.60%
Real Estate Investment Trusts	8.43%
Technology	11.91%
Transportation	3.03%
Utilities	3.63%
Short-Term Investments	0.51%
Total Value of Securities	99.92%
Receivables and Other Assets Net of
Liabilities	0.08%
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Financial Services sector consisted of Bank, Diversified Financial Services and Insurance. As of December 31, 2020, such amounts, as a percentage of total net assets were 20.29%, 2.25% and 4.94%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the Financial Services sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
East West Bancorp	3.02%
MasTec	2.49%
Stifel Financial	2.26%
ITT	1.93%
Berry Global Group	1.93%
Webster Financial	1.86%
Western Alliance Bancorp	1.78%
Flex	1.77%
Hancock Whitney	1.74%
Altra Industrial Motion	1.71%

5

Schedule of investments
Delaware VIP® Trust — Delaware VIP Special Situations Series

December 31, 2020

	Number
	of shares	Value (US $)
Common Stock — 99.41%◆
Basic Industry — 7.38%
Arconic †	55,100	$1,641,980
Ashland Global Holdings	18,000	1,425,600
Avient	11,965	481,950
Berry Global Group †	74,800	4,203,012
HB Fuller	36,400	1,888,432
Huntsman	76,700	1,928,238
Louisiana-Pacific	94,900	3,527,433
Summit Materials Class A †	48,200	967,856
		16,064,501
Business Services — 1.99%
Deluxe	20,000	584,000
PAE †	60,300	553,554
WESCO International †	40,800	3,202,800
		4,340,354
Capital Spending — 10.22%
Altra Industrial Motion	67,300	3,730,439
Atkore International
Group †	55,400	2,277,494
H&E Equipment Services	35,500	1,058,255
ITT	54,600	4,205,292
KBR	49,132	1,519,653
MasTec †	79,400	5,413,492
Primoris Services	59,550	1,644,175
Rexnord	60,500	2,389,145
		22,237,945
Consumer Cyclical — 4.26%
Adient †	54,300	1,888,011
Barnes Group	38,500	1,951,565
KB Home	55,100	1,846,952
Knoll	58,500	858,780
Meritage Homes †	25,400	2,103,628
Standard Motor Products	15,300	619,038
		9,267,974
Consumer Services — 10.40%
Aaron’s †	14,050	266,388
Acushnet Holdings	28,000	1,135,120
Asbury Automotive
Group †	16,000	2,331,840
Cable One	800	1,782,176
Choice Hotels
International	23,900	2,550,847
Cracker Barrel Old Country
Store	15,800	2,084,336
Denny’s †	39,900	585,732
PROG Holdings	28,100	1,513,747
Steven Madden	59,300	2,094,476
TEGNA	121,400	1,693,530
Texas Roadhouse	24,250	1,895,380
UniFirst	13,200	2,794,308
Wolverine World Wide	61,213	1,912,906
		22,640,786
Consumer Staples — 3.79%
Core-Mark Holding	39,100	1,148,367
J & J Snack Foods	13,900	2,159,643
Performance Food Group †	33,200	1,580,652
Scotts Miracle-Gro	7,300	1,453,722
Spectrum Brands Holdings	24,200	1,911,316
		8,253,700
Energy — 3.29%
CNX Resources †	173,600	1,874,880
Delek US Holdings	61,800	993,126
Dril-Quip †	27,100	802,702
Helix Energy Solutions
Group †	173,900	730,380
Patterson-UTI Energy	167,300	879,998
WPX Energy †	231,700	1,888,355
		7,169,441
Financial Services — 27.48%
American Equity
Investment Life Holding	98,200	2,716,212
Bank of NT Butterfield &
Son	46,700	1,455,172
East West Bancorp	129,600	6,572,016
First Financial Bancorp	107,200	1,879,216
First Interstate BancSystem
Class A	46,000	1,875,420
First Midwest Bancorp	120,800	1,923,136
FNB	312,300	2,966,850
Great Western Bancorp	87,500	1,828,750
Hancock Whitney	111,550	3,794,931
Hanover Insurance Group	25,800	3,016,536
Kemper	23,200	1,782,456
NBT Bancorp	26,200	841,020
Prosperity Bancshares	29,000	2,011,440
S&T Bancorp	36,000	894,240
Sandy Spring Bancorp	30,400	978,576
Selective Insurance Group	48,300	3,235,134
Stifel Financial	97,350	4,912,281
Synovus Financial	65,100	2,107,287
Umpqua Holdings	210,100	3,180,914
Valley National Bancorp	256,700	2,502,825
Webster Financial	95,900	4,042,185
WesBanco	48,300	1,447,068
Western Alliance Bancorp	64,550	3,869,773
		59,833,438
6

	Number
	of shares	Value (US $)
Common Stock◆ (continued)
Healthcare — 3.60%
Avanos Medical †	41,400	$1,899,432
Integer Holdings †	26,200	2,127,178
Integra LifeSciences
Holdings †	35,100	2,278,692
Service Corp. International	31,250	1,534,375
		7,839,677
Real Estate Investment Trusts — 8.43%
Brandywine Realty Trust	179,400	2,136,654
Independence Realty Trust	76,900	1,032,767
Kite Realty Group Trust	55,505	830,355
Lexington Realty Trust	193,800	2,058,156
Life Storage	20,600	2,459,434
National Health Investors	22,600	1,563,242
Outfront Media	126,700	2,478,252
RPT Realty	111,800	967,070
Spirit Realty Capital	56,300	2,261,571
STAG Industrial	34,140	1,069,265
Summit Hotel Properties	130,800	1,178,508
Washington Real Estate
Investment Trust	14,700	317,961
		18,353,235
Technology — 11.91%
Cirrus Logic †	25,800	2,120,760
Coherent †	9,113	1,367,132
Concentrix †	12,400	1,223,880
Diodes †	19,200	1,353,600
Flex †	214,809	3,862,266
NCR †	18,688	702,108
NetScout Systems †	49,700	1,362,774
ON Semiconductor †	82,100	2,687,133
SYNNEX	12,400	1,009,856
Teradyne	26,600	3,189,074
Tower Semiconductor †	89,200	2,303,144
TTM Technologies †	142,200	1,961,649
Viavi Solutions †	131,400	1,967,715
Vishay Intertechnology	39,500	818,045
		25,929,136
Transportation — 3.03%
Kirby †	29,900	1,549,717
Saia †	9,700	1,753,760
SkyWest	26,350	1,062,169
Werner Enterprises	56,700	2,223,774
		6,589,420
Utilities — 3.63%
ALLETE	30,956	1,917,415
Black Hills	35,200	2,163,040
PNM Resources	12,334	598,569
South Jersey Industries	59,381	1,279,660
Southwest Gas Holdings	31,900	1,937,925
		7,896,609
Total Common Stock
(cost $194,923,115)		216,416,216

Short-Term Investments — 0.51%
Money Market Mutual Funds — 0.51%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	279,592	279,592
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	279,593	279,593
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	279,594	279,594
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	279,593	279,593
Total Short-Term Investments
(cost $1,118,372)		1,118,372
Total Value of
Securities—99.92%
(cost $196,041,487)		$217,534,588

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

7

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Special Situations Series

December 31, 2020

Assets:
Investments, at value*	$217,534,588
Receivable for securities sold	392,053
Dividends receivable	238,536
Receivable for series shares sold	1,395
Other assets	7,880
Total Assets	218,174,452
Liabilities:
Due to custodian	2
Payable for securities purchased	225,084
Investment management fees payable to affiliates	112,704
Payable for series shares redeemed	70,194
Reports and statements to shareholders expenses payable to non-affiliates	28,380
Accounting and administration fees payable to non-affiliates	13,494
Audit and tax fees payable	5,500
Other accrued expenses	4,738
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,371
Accounting and administration expenses payable to affiliates	949
Trustees’ fees and expenses payable to affiliates	649
Legal fees payable to affiliates	355
Reports and statements to shareholders expenses payable to affiliates	219
Total Liabilities	463,639
Total Net Assets	$217,710,813

Net Assets Consist of:
Paid-in capital	$200,817,323
Total distributable earnings (loss)	16,893,490
Total Net Assets	$217,710,813

Net Asset Value
Standard Class:
Net assets	$217,710,813
Shares of beneficial interest outstanding, unlimited authorization, no par	7,945,237
Net asset value per share	$27.40
____________________
* Investments, at cost	$196,041,487

See accompanying notes, which are an integral part of the financial statements.

8

Statement of operations
Delaware VIP® Trust — Delaware VIP Special Situations Series

Year ended December 31, 2020

Investment Income:
Dividends	$3,864,726

Expenses:
Management fees	1,399,921
Accounting and administration expenses	70,537
Audit and tax fees	60,140
Reports and statements to shareholders expenses	50,341
Dividend disbursing and transfer agent fees and expenses	15,518
Custodian fees	11,825
Legal fees	10,911
Trustees’ fees and expenses	10,699
Registration fees	434
Other	4,406
1,634,732
Less expenses waived	(142,490)
Less expenses paid indirectly	(1,707)
Total operating expenses	1,490,535
Net Investment Income	2,374,191
Net Realized and Unrealized Loss:
Net realized loss on investments	(6,612,222)
Net change in unrealized appreciation (depreciation) of investments	(1,823,229)
Net Realized and Unrealized Loss	(8,435,451)
Net Decrease in Net Assets Resulting from Operations	$(6,061,260)

See accompanying notes, which are an integral part of the financial statements.

9

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Special Situations Series

	Year ended
	12/31/20	12/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,374,191	$2,490,812
Net realized gain (loss)	(6,612,222)	17,409,630
Net change in unrealized appreciation (depreciation)	(1,823,229)	22,063,593
Net increase (decrease) in net assets resulting from operations	(6,061,260)	41,964,035

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(19,890,702)	(17,270,300)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	4,224,703	4,903,509

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	19,890,702	17,270,300
	24,115,405	22,173,809
Cost of shares redeemed:
Standard Class	(19,802,578)	(17,343,572)
Increase in net assets derived from capital share transactions	4,312,827	4,830,237
Net Increase (Decrease) in Net Assets	(21,639,135)	29,523,972

Net Assets:
Beginning of year	239,349,948	209,825,976
End of year	$217,710,813	$239,349,948

See accompanying notes, which are an integral part of the financial statements.

10

Financial highlights
Delaware VIP® Special Situations Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20		12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$32.21		$28.86	$40.08	$34.64	$32.40

Income (loss) from investment operations
Net investment income[2]	0.30		0.33	0.23	0.15	0.33
Net realized and unrealized gain (loss)	(2.40)		5.39	(6.17)	6.06	4.28
Total from investment operations	(2.10)		5.72	(5.94)	6.21	4.61

Less dividends and distributions from:
Net investment income	(0.42)		(0.22)	(0.18)	(0.33)	(0.18)
Net realized gain	(2.29)		(2.15)	(5.10)	(0.44)	(2.19)
Total dividends and distributions	(2.71)		(2.37)	(5.28)	(0.77)	(2.37)

Net asset value, end of period	$27.40		$32.21	$28.86	$40.08	$34.64
Total return[3]	(1.85%	)[4]	20.36% [4]	(16.60% )	18.26%	16.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$217,711		$239,350	$209,826	$255,999	$224,220
Ratio of expenses to average net assets[5]	0.80%		0.80%	0.80%	0.80%	0.81%
Ratio of expenses to average net assets prior to fees waived[5]	0.88%		0.82%	0.80%	0.80%	0.81%
Ratio of net investment income to average net assets	1.27%		1.08%	0.65%	0.40%	1.06%
Ratio of net investment income to average net assets prior to
fees waived	1.19%		1.06%	0.65%	0.40%	1.06%
Portfolio turnover	21%		128% [6]	54%	38%	31%

[1]

On October 4, 2019, the First Investors Life Series Special Situations Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Special Situations Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

11

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Special Situations Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Special Situations Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Special Situations Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. The Series declares and pays dividends from

12

net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $1,707 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned less than $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.80% of the Series’ average daily net assets from January 1, 2020 through December 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $10,367 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $13,999 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $6,265 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

13

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Special Situations Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$38,636,069
Sales	47,913,361

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$196,270,087
Aggregate unrealized appreciation of investments	$36,432,677
Aggregate unrealized depreciation of investments	(15,168,176)
Net unrealized appreciation of investments	$21,264,501

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

14

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

Level 1
Securities
Assets:
Common Stock	$216,416,216
Short-Term Investments	1,118,372
Total Value of Securities	$217,534,588

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$3,104,566	$1,634,303
Long-term capital gains	16,786,136	15,635,997
Total	$19,890,702	$17,270,300

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$200,817,323
Undistributed ordinary income	2,189,454
Capital loss carryforwards*	(6,560,465)
Unrealized appreciation of investments	21,264,501
Net assets	$217,710,813

*	$3,271,246 of this loss which can be utilized is subject to an annual limitation in accordance with the Internal Revenue Code 382 due to an ownership change on July 1, 2020.

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

15

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Special Situations Series

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnership income. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series recorded the following reclassifications:

Paid-in capital	$137,640
Total distributable earnings (loss)	(137,640)

At December 31, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$6,560,465	$—	$6,560,465

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	205,154	162,943
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,125,676	569,038
	1,330,830	731,981
Shares redeemed:
Standard Class	(817,269)	(571,361)
Net increase	513,561	160,620

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required

16

percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

17

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Special Situations Series

9. Credit and Market Risk (continued)

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2020. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2020, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

18

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Special Situations Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Special Situations Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Special Situations Fund (subsequent to reorganization, known as Delaware VIP Special Situations Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

19

Other Series information (Unaudited)
Delaware VIP® Special Situations Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	84.39%
(B) Ordinary Income Distributions (Tax Basis)	15.61%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	96.49%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on the Series’ ordinary income distributions.
[1] Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Special Situations Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Special Situations Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

20

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Broadridge currently classifies the Series as a small-cap core fund. However, Management believes that, after implementing strategy changes in connection with the acquisition of the Series in October 2019, it would be more appropriate to include the Series in the small-cap value funds category. Accordingly, the Broadridge report prepared for the Series compares the Series’ performance to two separate Performance Universes – one, consisting of the Series and all small-cap core funds underlying variable insurance products, and the other, consisting of the Series and all small-cap value funds underlying variable insurance products. When compared to other small-cap core funds, the Broadridge report comparison showed that the Series’ total return for the 1- and 10- year periods was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the third quartile of its Performance Universe. When compared to other small-cap value funds, the Broadridge report comparison showed that the Series’ total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year period was in the first quartile of its Performance Universe and the Series’ total return for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Board observed that, when compared to other small-cap core funds, the Series’ performance results were not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered that much of the Series’ underperformance preceded Management’s acquisition of the Series in October 2019. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

When compared to other small-cap core funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. When compared to other small-cap value funds, the expense comparisons for the Series showed that the actual management fee was in the quartile with the second highest expenses of the Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in

21

Other Series information (Unaudited)
Delaware VIP® Special Situations Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Special Situations Series at a meeting held August 11-13, 2020 (continued)

providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

22

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

23

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

24

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

25

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

26

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

27

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPSS-221

Delaware VIP® Trust

Delaware VIP Total Return Series

December 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1
Performance summary	3
Disclosure of Series expenses	6
Security type / sector allocation	7
Schedule of investments	8
Statement of assets and liabilities	18
Statement of operations	19
Statements of changes in net assets	20
Financial highlights	21
Notes to financial statements	23
Report of independent registered public accounting firm	37
Other Series information	38
Board of trustees / directors and officers addendum	42

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Total Return Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2021 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware VIP® Trust — Delaware VIP Total Return Series

January 12, 2021 (Unaudited)

The investment objective of the Series is to seek to provide sustainable current income with potential for capital appreciation with moderate investment risk.

For the fiscal year ended December 31, 2020, Delaware VIP Total Return Series (the “Series”) Standard Class shares gained 0.91% and Service Class shares gained 0.54% (both figures reflect all distributions reinvested). The Series’ primary benchmark, the S&P 500® Index, gained 18.40% for the 1-year period. The Series’ secondary benchmarks, the Bloomberg Barclays US Aggregate Index and a blend of 60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index, gained 7.51% and 15.68%, respectively, for the same period.

The 12-month period was mixed from a performance perspective, with risk assets in positive territory overall, albeit with heightened volatility. The fiscal year began with optimism, as the consensus view expected a midcycle bounce in growth to be the dominant theme for at least the first two months of 2020.

That optimism quickly faded when a dangerous coronavirus, or COVID-19, emerged in China in mid-January and it became increasingly clear through February and March that the virus would not be contained, as reported cases around the globe increased significantly. The realization of a widespread pandemic ignited a repricing within global asset markets as equity prices fell heavily amid a flight to quality, particularly in US Treasurys and the US dollar, and a scramble for liquidity.

Contrasting themes marked the latter half of the fiscal year as equities recovered and pushed toward all-time highs despite virus cases increasing in the United States, Europe, and Asia. Financial markets focused on the improving economic data, the abundant liquidity provided by central banks, and the prospect of additional fiscal stimulus. Optimism faded in September as a resurgence in coronavirus cases, political uncertainty surrounding the US presidential election, and continued US-China tensions concerned investors.

Overall, the Series underperformed the S&P 500 Index primarily because of its strategic allocation to fixed income. The US Federal Reserve signaled that monetary policy would likely remain very accommodative for years to come. As a result, after the initial drawdown in equities during March 2020, equities rallied sharply throughout the remainder of the year, significantly outperforming fixed income securities. While the Series’ exposure to corporate bonds and structured fixed income securities fared well for the 12-month period and contributed to the Series’ performance, these asset classes did not gain as much as equities, resulting in underperformance relative to the benchmark.

In addition, the Series’ equity component underperformed the S&P 500 Index because of its exposure to energy and real estate equities. The energy sector declined for the 12-month period owing to the oil supply war between Russia and the Organization of the Petroleum Exporting Countries Plus (OPEC+) and waning demand on the back of COVID-19. The virus led many countries to enact social distancing and stay-at-home orders, resulting in a drop in consumer spending and general economic activity. Real estate was hurt as a result, with the cyclical real estate investment trust (REIT) sectors such as hotels and retail down sharply. Although the stock market rebounded strongly through the second half of the fiscal year, both energy and real estate equities lagged the market recovery as fundamentals for both spaces remained uncertain, especially with no clear guidance on the path to normalization for the economy.

The Series’ strategic policy weights reflect a commitment to seeking diversification across geographies and asset classes. As part of the oversight process, we periodically analyze the sources of the Series’ active performance.

Over the 12 months ended December 31, 2020, the Series’ active positioning with respect to the strategic policy weights of different asset classes detracted from the Series’ active performance, relative to its hypothetical returns at the strategic policy weights. Most of this underperformance occurred after the first quarter of 2020.

We periodically examine the contribution of derivatives to the Series’ performance. Based on the available information, the Series’ combination of futures, options, swaps, and currency positions had only a limited impact on performance during the 12 months ended December 31, 2020.

As the Series’ fiscal year ended, we sought to continue to deliver the potential benefits of diversification while actively managing risk. With these two principles in mind, the Series seeks to deliver returns that are derived from tactical asset allocation decisions and from active management of individual asset classes and investment styles. We manage the Series based on the assumption that investors should keep a global perspective when evaluating potential investment opportunities, and therefore continue to include investment possibilities around the globe within the Series.

The growth outlook is unclear to us, as volatile macroeconomic factors paired with the pandemic have escalated global economic and market uncertainties. While we think the worst of the recession is likely behind us, the path to recovery is not yet laid out. In our view, a thoughtful

1

Portfolio management review
Delaware VIP® Trust — Delaware VIP Total Return Series

active management approach is needed given increased political, economic, and market uncertainty. We believe vigilant and continuous assessment of the current market environment offers opportunities to seek to take advantage of market dislocations with an aim of achieving what we view as attractive risk-adjusted returns through an active focus on portfolio risk and diversification.

2     Unless otherwise noted, views expressed herein are current as of December 31, 2020, and subject to change.

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Total Return Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2020
	1 year	3 year	5 year	Lifetime
Standard Class shares (commenced operations on December 17, 2012)	+0.91%	+3.47%	+5.71%	+6.01%
Service Class shares (commenced operations on October 31, 2019)	+0.54%	—	—	+3.58%
S&P 500 Index	+18.40%	+14.18%	+15.22%	+15.18%*
60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index	+15.68%	+11.34%	+11.29%	+10.66%*
Bloomberg Barclays US Aggregate Index	+7.51%	+5.34%	+4.44%	+3.30%*

*	The benchmark lifetime return is for Standard Class share comparison only and is calculated using the last business day in the month of the Series’ Standard Class inception date.

Returns reflect the reinvestment of all distributions. Please see page 5 for a description of the indices.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares and Service Class shares of the Series were 0.86% and 1.16%, respectively, while total operating expenses for Standard Class and Service Class shares were 0.92% and 1.22%, respectively. The management fee for Standard Class and Service Class shares was 0.65%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.86% of the Series’ average daily net assets for the Standard Class and 1.16% for the Service Class from January 1, 2020 through December 31, 2020.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

3

Performance summary (Unaudited)
Delaware VIP® Trust — Delaware VIP Total Return Series

The Series may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Equity securities are subject to price fluctuation and possible loss of principal.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal. Each Series has a different level of risk.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

“Non-diversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.
____________________

**	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

4

Performance of a $10,000 investment
For period beginning December 17, 2012 (Series’ inception date) through December 31, 2020

For period beginning December 17, 2012 (Series’ inception date) through December 31, 2020	Starting value	Ending value
S&P 500 Index	$10,000	$30,916
60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index	$10,000	$22,511
Delaware VIP Total Return Series — Standard Class shares	$10,000	$15,990
Bloomberg Barclays US Aggregate Index	$10,000	$12,996

The graph shows a $10,000 investment in Delaware VIP Total Return Series Standard Class shares for the period from December 17, 2012 through December 31, 2020.

The graph also shows $10,000 invested in the S&P 500 Index, a blend of 60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index, and the Bloomberg Barclays US Aggregate Index for the period from December 17, 2012 through December 31, 2020.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

5

Disclosure of Series expenses
For the six-month period from July 1, 2020 to December 31, 2020 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/20 to
	7/1/20	12/31/20	Ratio	12/31/20*
Actual Series return†
Standard Class	$1,000.00	$1,148.10	0.86%	$4.64
Service Class	1,000.00	1,146.50	1.16%	6.26
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.81	0.86%	$4.37
Service Class	1,000.00	1,019.30	1.16%	5.89

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests, including exchange-traded funds. The table above does not reflect the expenses of the Underlying Funds.

6

Security type / sector allocation
Delaware VIP® Trust — Delaware VIP Total Return Series

As of December 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Convertible Bonds	9.37%
Capital Goods	0.46%
Communications	1.35%
Consumer Non-Cyclical	1.95%
Electric	0.41%
Energy	1.38%
Real Estate Investment Trusts	0.37%
Technology	3.20%
Transportation	0.25%
Corporate Bonds	13.94%
Banking	0.68%
Basic Industry	1.43%
Capital Goods	0.49%
Communications	1.39%
Consumer Cyclical	1.61%
Consumer Non-Cyclical	0.80%
Energy	1.26%
Financials	1.23%
Healthcare	1.24%
Insurance	0.23%
Media	1.77%
Real Estate Investment Trusts	0.30%
Services	0.51%
Technology & Electronics	0.21%
Transportation	0.28%
Utilities	0.51%
US Treasury Obligations	7.32%
Common Stock	54.54%
Communication Services	5.65%
Consumer Discretionary	4.03%
Consumer Staples	6.37%
Energy	1.22%
Financials	5.29%
Healthcare	8.77%
Industrials	5.42%
Information Technology	8.42%
Materials	1.69%
REIT Diversified	0.18%
REIT Healthcare	0.72%
REIT Hotel	0.29%
REIT Industrial	0.63%
REIT Information Technology	0.82%
REIT Mall	0.18%
REIT Manufactured Housing	0.20%
REIT Multifamily	1.69%
REIT Office	0.37%
REIT Self-Storage	0.41%
REIT Shopping Center	0.29%
REIT Single Tenant	0.36%
REIT Specialty	0.36%
Utilities	1.18%
Convertible Preferred Stock	2.78%
Preferred Stock	0.12%
Exchange-Traded Funds	9.13%
Short-Term Investments	2.13%
Total Value of Securities	99.33%
Receivables and Other Assets Net of Liabilities	0.67%
Total Net Assets	100.00%

7

Schedule of investments
Delaware VIP® Trust — Delaware VIP Total Return Series

December 31, 2020

	Principal
	amount°	Value (US $)
Convertible Bonds — 9.37%
Capital Goods — 0.46%
Aerojet Rocketdyne
Holdings 2.25%
exercise price $26.00,
maturity date 12/15/23	24,000	$48,792
Chart Industries 144A
1.00% exercise price
$58.72, maturity date
11/15/24 #	97,000	203,682
		252,474
Communications — 1.35%
DISH Network 3.375%
exercise price $65.18,
maturity date 8/15/26	163,000	155,784
InterDigital 2.00% exercise
price $81.29, maturity
date 6/1/24	156,000	164,908
Liberty Broadband 144A
1.25% exercise price
$900.01, maturity date
9/30/50 #	168,000	170,438
Liberty Media 2.25%
exercise price $32.96,
maturity date 9/30/46	475,000	225,612
TechTarget 144A 0.125%
exercise price $70.43,
maturity date
12/15/25 #	14,000	15,258
		732,000
Consumer Non-Cyclical — 1.95%
BioMarin Pharmaceutical
0.599% exercise price
$124.67, maturity date
8/1/24	157,000	168,867
Chefs’ Warehouse 1.875%
exercise price $44.20,
maturity date 12/1/24	128,000	123,881
Coherus Biosciences 144A
1.50% exercise price
$19.26, maturity date
4/15/26 #	14,000	16,264
Collegium Pharmaceutical
2.625% exercise price
$29.19, maturity date
2/15/26	84,000	83,517
FTI Consulting 2.00%
exercise price $101.38,
maturity date 8/15/23	123,000	154,304
Integra LifeSciences
Holdings 144A 0.50%
exercise price $73.67,
maturity date 8/15/25 #	129,000	142,599
Jazz Investments I 144A
2.00% exercise price
$155.81, maturity date
6/15/26 #	90,000	117,572
Neurocrine Biosciences
2.25% exercise price
$75.92, maturity date
5/15/24	53,000	73,658
Paratek Pharmaceuticals
4.75% exercise price
$15.90, maturity date
5/1/24	202,000	175,850
		1,056,512
Electric — 0.41%
NextEra Energy Partners
144A 0.357% exercise
price $76.16, maturity
date 11/15/25 #, ^	56,000	56,158
NRG Energy 2.75%
exercise price $46.25,
maturity date 6/1/48	148,000	168,912
		225,070
Energy — 1.38%
Cheniere Energy 4.25%
exercise price $138.38,
maturity date 3/15/45	377,000	298,309
Helix Energy Solutions
Group 6.75% exercise
price $6.97, maturity
date 2/15/26	181,000	190,702
PDC Energy 1.125%
exercise price $85.39,
maturity date 9/15/21	263,000	258,156
		747,167

8

	Principal
	amount°	Value (US $)
Convertible Bonds (continued)
Real Estate Investment Trusts — 0.37%
Blackstone Mortgage Trust
4.75% exercise price
$36.23, maturity date
3/15/23	199,000	$200,094
		200,094
Technology — 3.20%
Boingo Wireless 1.00%
exercise price $42.32,
maturity date 10/1/23	305,000	282,125
CSG Systems International
4.25% exercise price
$56.67, maturity date
3/15/36	162,000	171,315
Knowles 3.25% exercise
price $18.43, maturity
date 11/1/21	80,000	91,348
Ligand Pharmaceuticals
0.75% exercise price
$248.48, maturity date
5/15/23	174,000	165,037
Microchip Technology
1.625% exercise price
$94.63, maturity date
2/15/27	88,000	178,209
ON Semiconductor 1.625%
exercise price $20.72,
maturity date 10/15/23	71,000	119,137
Palo Alto Networks 0.75%
exercise price $266.35,
maturity date 7/1/23	130,000	183,678
Pluralsight 0.375%
exercise price $38.76,
maturity date 3/1/24	120,000	119,220
Quotient Technology
1.75% exercise price
$17.36, maturity date
12/1/22	177,000	177,638
Synaptics 0.50% exercise
price $73.02, maturity
date 6/15/22	64,000	88,408
Travere Therapeutics
2.50% exercise price
$38.80, maturity date
9/15/25	158,000	160,970
		1,737,085
Transportation — 0.25%
Seaspan 144A 3.75%
exercise price $13.01,
maturity date
12/15/25 #	128,000	137,981
		137,981
Total Convertible Bonds
(cost $4,715,459)		5,088,383

Corporate Bonds — 13.94%
Banking — 0.68%
Morgan Stanley 5.875%
µ, ψ	70,000	78,575
Natwest Group 8.625% µ,
ψ	200,000	208,026
Popular 6.125% 9/14/23	75,000	81,273
		367,874
Basic Industry — 1.43%
Allegheny Technologies
5.875% 12/1/27	40,000	42,175
Avient 144A 5.75%
5/15/25 #	17,000	18,084
Boise Cascade 144A
4.875% 7/1/30 #	33,000	35,784
Chemours
144A 5.75%
11/15/28 #	40,000	40,875
7.00% 5/15/25	10,000	10,376
Freeport-McMoRan
4.55% 11/14/24	25,000	27,359
5.45% 3/15/43	192,000	239,397
Olin
5.00% 2/1/30	20,000	21,346
5.125% 9/15/27	60,000	62,844
PowerTeam Services 144A
9.033% 12/4/25 #	75,000	83,633
Standard Industries 144A
4.375% 7/15/30 #	40,000	42,851
Steel Dynamics 5.00%
12/15/26	65,000	69,335
Tronox 144A 6.50%
4/15/26 #	80,000	83,400
		777,459
Capital Goods — 0.49%
Bombardier 144A 6.00%
10/15/22 #	30,000	29,524
Crown Americas 4.25%
9/30/26	75,000	82,802
Reynolds Group Issuer
144A 4.00%
10/15/27 #	40,000	41,050

9

Schedule of investments
Delaware VIP® Trust — Delaware VIP Total Return Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Terex 144A 5.625%
2/1/25 #	40,000	$41,280
TransDigm 144A 6.25%
3/15/26 #	65,000	69,307
		263,963
Communications — 1.39%
Altice France 144A
7.375% 5/1/26 #	200,000	210,750
CenturyLink 144A 5.125%
12/15/26 #	75,000	79,306
Frontier Communications
144A 5.875%
10/15/27 #	40,000	43,325
Level 3 Financing 144A
4.25% 7/1/28 #	155,000	159,418
Sprint 7.125% 6/15/24	80,000	93,652
Zayo Group Holdings
144A 4.00% 3/1/27 #	60,000	60,228
144A 6.125% 3/1/28 #	100,000	105,922
		752,601
Consumer Cyclical — 1.61%
Allison Transmission 144A
5.875% 6/1/29 #	60,000	66,532
Boyd Gaming 6.00%
8/15/26	60,000	62,400
Caesars Entertainment
144A 6.25% 7/1/25 #	80,000	85,300
Carnival 144A 7.625%
3/1/26 #	40,000	43,655
Ford Motor 9.00%
4/22/25	35,000	43,055
Hilton Domestic Operating
144A 4.00% 5/1/31 #	55,000	58,134
Hilton Worldwide Finance
4.875% 4/1/27	70,000	74,221
L Brands
144A 6.875% 7/1/25 #	55,000	59,801
6.875% 11/1/35	13,000	14,617
MGM Resorts International
4.75% 10/15/28	15,000	16,106
Murphy Oil USA 4.75%
9/15/29	183,000	195,090
Scientific Games
International 144A
8.25% 3/15/26 #	24,000	25,903
Six Flags Entertainment
144A 4.875%
7/31/24 #	25,000	25,113
Wyndham Hotels & Resorts
144A 4.375%
8/15/28 #	101,000	105,133
		875,060
Consumer Non-Cyclical — 0.80%
JBS USA LUX 144A 6.50%
4/15/29 #	78,000	90,995
Kraft Heinz Foods
144A 3.875%
5/15/27 #	40,000	43,137
5.20% 7/15/45	75,000	89,182
Pilgrim’s Pride 144A
5.875% 9/30/27 #	65,000	70,581
Post Holdings 144A 5.50%
12/15/29 #	98,000	107,067
Primo Water Holdings
144A 5.50% 4/1/25 #	34,000	35,148
		436,110
Energy — 1.26%
Apache
4.75% 4/15/43	25,000	25,969
4.875% 11/15/27	20,000	21,230
Cheniere Corpus Christi
Holdings 5.875%
3/31/25	20,000	23,292
CNX Resources
144A 6.00% 1/15/29 #	40,000	41,054
144A 7.25% 3/14/27 #	20,000	21,425
Crestwood Midstream
Partners
144A 5.625% 5/1/27 #	30,000	29,756
6.25% 4/1/23	5,000	5,022
DCP Midstream Operating
5.125% 5/15/29	60,000	66,649
EQM Midstream Partners
144A 6.50% 7/1/27 #	75,000	84,559
Murphy Oil 5.875%
12/1/27	63,000	62,114
NuStar Logistics 5.625%
4/28/27	30,000	32,019
Occidental Petroleum
3.50% 8/15/29	95,000	87,093
PDC Energy 5.75%
5/15/26	28,000	28,962
Southwestern Energy
7.75% 10/1/27	38,000	41,100
Targa Resources Partners
5.375% 2/1/27	30,000	31,581

10

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Western Midstream
Operating 4.75%
8/15/28	80,000	$83,400
		685,225
Financials — 1.23%
AerCap Global Aviation
Trust 144A 6.50%
6/15/45 #, µ	200,000	204,500
Ally Financial
5.75% 11/20/25	100,000	116,500
8.00% 11/1/31	210,000	308,704
DAE Funding 144A 5.75%
11/15/23 #	35,000	36,006
		665,710
Healthcare — 1.24%
Bausch Health 144A
5.50% 11/1/25 #	80,000	82,983
Centene
3.375% 2/15/30	45,000	47,414
4.625% 12/15/29	30,000	33,345
144A 5.375%
8/15/26 #	60,000	63,525
CHS
144A 5.625%
3/15/27 #	30,000	32,295
144A 6.625%
2/15/25 #	25,000	26,359
Encompass Health 4.75%
2/1/30	30,000	32,188
Hadrian Merger Sub 144A
8.50% 5/1/26 #	45,000	46,623
HCA
5.375% 2/1/25	70,000	78,821
5.875% 2/15/26	40,000	46,050
Hill-Rom Holdings 144A
4.375% 9/15/27 #	30,000	31,768
Ortho-Clinical Diagnostics
144A 7.25% 2/1/28 #	20,000	21,138
144A 7.375% 6/1/25 #	40,000	42,675
Service Corp. International
4.625% 12/15/27	36,000	38,408
Tenet Healthcare 144A
6.125% 10/1/28 #	45,000	47,049
		670,641
Insurance — 0.23%
HUB International 144A
7.00% 5/1/26 #	60,000	62,808
USI 144A 6.875%
5/1/25 #	60,000	61,687
		124,495
Media — 1.77%
AMC Networks 4.75%
8/1/25	70,000	72,394
CCO Holdings
144A 4.50% 5/1/32 #	100,000	106,897
144A 5.375% 6/1/29 #	30,000	32,922
144A 5.875% 5/1/27 #	95,000	98,776
CSC Holdings 144A 5.75%
1/15/30 #	200,000	219,501
Cumulus Media New
Holdings 144A 6.75%
7/1/26 #	41,000	41,990
Gray Television 144A
7.00% 5/15/27 #	55,000	60,294
Lamar Media 5.75%
2/1/26	60,000	61,981
Netflix 5.875% 11/15/28	80,000	96,043
Sinclair Television Group
144A 5.125%
2/15/27 #	45,000	45,872
Sirius XM Radio 144A
5.50% 7/1/29 #	75,000	82,664
Terrier Media Buyer 144A
8.875% 12/15/27 #	40,000	44,175
		963,509
Real Estate Investment Trusts — 0.30%
Global Net Lease 144A
3.75% 12/15/27 #	45,000	46,480
Iron Mountain 144A
5.25% 3/15/28 #	60,000	63,430
MGM Growth Properties
Operating Partnership
144A 3.875%
2/15/29 #	50,000	51,219
		161,129
Services — 0.51%
Aramark Services 144A
5.00% 2/1/28 #	65,000	68,575
GFL Environmental 144A
3.75% 8/1/25 #	15,000	15,328
H&E Equipment Services
144A 3.875%
12/15/28 #	25,000	25,220
Prime Security Services
Borrower 144A 5.75%
4/15/26 #	70,000	76,737
United Rentals North
America 3.875%
2/15/31	61,000	64,106
Univar Solutions USA 144A
5.125% 12/1/27 #	25,000	26,449
		276,415

11

Schedule of investments
Delaware VIP® Trust — Delaware VIP Total Return Series

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Technology & Electronics — 0.21%
CommScope Technologies
144A 5.00% 3/15/27 #	25,000	$24,797
SS&C Technologies 144A
5.50% 9/30/27 #	85,000	90,888
		115,685
Transportation — 0.28%
Delta Air Lines
144A 7.00% 5/1/25 #	75,000	86,641
7.375% 1/15/26	22,000	25,147
Mileage Plus Holdings
144A 6.50% 6/20/27 #	40,000	43,075
		154,863
Utilities — 0.51%
Calpine
144A 4.50% 2/15/28 #	16,000	16,664
144A 5.00% 2/1/31 #	40,000	41,860
144A 5.25% 6/1/26 #	37,000	38,332
PG&E 5.25% 7/1/30	80,000	88,100
Vistra Operations
144A 5.00% 7/31/27 #	60,000	63,660
144A 5.50% 9/1/26 #	25,000	26,086
		274,702
Total Corporate Bonds (cost $7,219,710)		7,565,441

US Treasury Obligations — 7.32%
US Treasury Bonds
1.125% 5/15/40	85,000	80,617
1.375% 8/15/50	5,000	4,673
2.00% 2/15/50	55,000	59,626
2.25% 8/15/49	85,000	97,099
2.75% 8/15/47	55,000	68,836
2.875% 5/15/43	50,000	63,117
2.875% 11/15/46	55,000	70,151
3.00% 5/15/42	30,000	38,532
3.00% 11/15/45	50,000	64,963
3.00% 8/15/48	30,000	39,397
3.375% 5/15/44	55,000	75,101
3.375% 11/15/48	65,000	91,142
4.375% 2/15/38	5,000	7,426
4.50% 2/15/36	5,000	7,333
4.50% 5/15/38	5,000	7,544
4.50% 8/15/39	30,000	45,851
4.75% 2/15/41	20,000	31,913
5.00% 5/15/37	10,000	15,660
US Treasury Bonds
5.375% 2/15/31	5,000	7,185
US Treasury Floating Rate
Notes
0.15% (USBMMY3M +
0.06%) 10/31/22 ●	1,290,000	1,289,997
US Treasury Notes
0.125% 4/30/22	40,000	40,014
0.375% 11/30/25	85,000	85,106
0.625% 8/15/30	90,000	87,708
2.25% 10/31/24	370,000	398,371
2.25% 11/15/27	235,000	260,864
2.625% 1/31/26	250,000	278,438
2.625% 2/15/29	120,000	137,705
2.75% 2/15/28	125,000	143,306
2.875% 5/31/25	340,000	378,303
Total US Treasury Obligations (cost $4,026,685)		3,975,978

	Number of shares
Common Stock — 54.54%
Communication Services — 5.65%
Alphabet Class A †	8	14,021
Alphabet Class C †	10	17,519
AT&T	20,660	594,182
Comcast Class A	11,883	622,669
Facebook Class A †	100	27,316
KDDI	5,200	154,181
Orange	9,990	118,797
Publicis Groupe	4,100	204,157
Verizon Communications	11,260	661,525
ViacomCBS Class B	370	13,786
Walt Disney †	3,542	641,740
		3,069,893
Consumer Discretionary — 4.03%
adidas AG †	425	154,617
Amazon.com †	33	107,479
Best Buy	310	30,935
Buckle	970	28,324
Dollar Tree †	5,500	594,220
eBay	630	31,657
Hennes & Mauritz
Class B †	4,460	93,625
Home Depot	210	55,780
Lowe’s	3,970	637,225
MercadoLibre †	5	8,376
Newell Brands	1,320	28,024
Next †	820	79,459
Sodexo	1,440	121,770

12

	Number
	of shares	Value (US $)
Common Stock (continued)
Consumer Discretionary (continued)
Swatch Group	575	$156,310
Tractor Supply	230	32,333
Whirlpool	160	28,878
		2,189,012
Consumer Staples — 6.37%
Altria Group	820	33,620
Archer-Daniels-Midland	12,300	620,043
Asahi Group Holdings	2,600	107,074
Clorox	150	30,288
Colgate-Palmolive	430	36,769
Conagra Brands	17,100	620,046
Danone	3,430	225,268
Diageo	5,440	214,100
Essity Class B	2,460	79,259
Kao	800	61,805
Kellogg	450	28,003
Kimberly-Clark	230	31,011
Kirin Holdings	2,200	51,949
Koninklijke Ahold Delhaize	5,910	166,853
Kroger	510	16,198
Lawson	1,500	69,804
Mondelez International
Class A	10,500	613,935
Nestle	2,005	237,014
Philip Morris International	470	38,911
Seven & i Holdings	5,000	177,053
		3,459,003
Energy — 1.22%
ConocoPhillips	15,149	605,809
Kinder Morgan	1,850	25,289
Williams	1,470	29,473
		660,571
Financials — 5.29%
AGNC Investment	1,870	29,172
Allstate	5,800	637,594
American International
Group	15,900	601,974
Ameriprise Financial	170	33,036
Artisan Partners Asset
Management Class A	560	28,190
BlackRock	55	39,685
Comerica	180	10,055
Discover Financial Services	7,000	633,710
eXp World Holdings †	200	12,624
Huntington Bancshares	2,550	32,207
Invesco	1,680	29,282
MetLife	730	34,274
Morgan Stanley	370	25,356
Principal Financial Group	640	31,750
Prudential Financial	420	32,789
S&P Global	100	32,873
Truist Financial	13,100	627,883
		2,872,454
Healthcare — 8.77%
AbbVie	420	45,003
AmerisourceBergen	310	30,306
Amgen	160	36,787
Cardinal Health	11,200	599,872
Cigna	2,900	603,722
CVS Health	8,600	587,380
Eli Lilly and Co.	140	23,638
Fresenius Medical Care AG
& Co.	2,570	214,305
Humana	80	32,822
Johnson & Johnson	4,410	694,046
Merck & Co.	7,960	651,128
Molina Healthcare †	150	31,902
Novo Nordisk Class B	3,230	225,322
Pfizer	1,195	43,988
Roche Holding	725	252,516
UnitedHealth Group	160	56,109
Viatris †	33,711	631,744
		4,760,590
Industrials — 5.42%
Caterpillar	3,303	601,212
G4S †	63,650	220,911
Honeywell International	2,786	592,582
Lockheed Martin	100	35,498
Northrop Grumman	2,000	609,440
Raytheon Technologies	8,439	603,473
Secom	600	55,351
Securitas Class B †	11,450	184,730
United Parcel Service
Class B	230	38,732
		2,941,929
Information Technology — 8.42%
Adobe †	100	50,012
Apple	1,310	173,824
Broadcom	1,510	661,154
Cisco Systems	14,240	637,240
Cognizant Technology
Solutions Class A	7,678	629,212
HP	1,480	36,393
Intel	12,000	597,840
International Business
Machines	320	40,282

13

Schedule of investments
Delaware VIP® Trust — Delaware VIP Total Return Series

	Number
	of shares	Value (US $)
Common Stock (continued)
Information Technology (continued)
Lam Research	75	$35,420
Maxim Integrated
Products	390	34,574
Microsoft	755	167,927
Motorola Solutions	3,600	612,216
NetApp	550	36,432
NVIDIA	110	57,442
Oracle	9,500	614,555
Paychex	330	30,749
QUALCOMM	280	42,655
SAP	660	85,482
Western Union	1,290	28,303
		4,571,712
Materials — 1.69%
Air Liquide	1,510	247,650
Dow	650	36,075
DuPont de Nemours	8,900	632,879
		916,604
REIT Diversified — 0.18%
Alpine Income Property
Trust	140	2,099
Colony Capital	10,039	48,287
Lexington Realty Trust	4,606	48,916
		99,302
REIT Healthcare — 0.72%
Alexandria Real Estate
Equities	568	101,229
CareTrust REIT	1,021	22,646
Healthcare Realty Trust	3	89
Healthcare Trust of America
Class A	799	22,004
Healthpeak Properties	855	25,847
Medical Properties Trust	5,051	110,061
National Health Investors	317	21,927
Omega Healthcare
Investors	800	29,056
Ventas	355	17,409
Welltower	659	42,585
		392,853
REIT Hotel — 0.29%
Gaming and Leisure
Properties	636	26,959
Host Hotels & Resorts	1,081	15,815
VICI Properties	4,503	114,827
		157,601
REIT Industrial — 0.63%
Americold Realty Trust	809	30,200
Duke Realty	1,709	68,309
Prologis	2,414	240,579
		339,088
REIT Information Technology — 0.82%
American Tower	130	29,180
CyrusOne	420	30,723
Digital Realty Trust	967	134,906
Equinix	281	200,685
QTS Realty Trust Class A	791	48,947
		444,441
REIT Mall — 0.18%
Simon Property Group	1,152	98,242
		98,242
REIT Manufactured Housing — 0.20%
Equity LifeStyle Properties	647	40,994
Sun Communities	435	66,098
		107,092
REIT Multifamily — 1.69%
Apartment Income REIT †	356	13,674
Apartment Investment and
Management Class A	356	1,880
AvalonBay Communities	387	62,086
Bluerock Residential
Growth REIT	3,709	46,993
Camden Property Trust	349	34,872
Equity Residential	11,114	658,838
Essex Property Trust	261	61,967
UDR	914	35,125
		915,435
REIT Office — 0.37%
Boston Properties	931	88,007
Cousins Properties	1,014	33,969
Highwoods Properties	1,251	49,577
Postal Realty Trust Class A	1,441	24,324
SL Green Realty	113	6,733
		202,610
REIT Self-Storage — 0.41%
CubeSmart	409	13,746
Extra Space Storage	730	84,578
National Storage Affiliates
Trust	791	28,500
Public Storage	424	97,914
		224,738
REIT Shopping Center — 0.29%
Agree Realty	442	29,428
Kimco Realty	1,242	18,643
14

	Number
	of shares	Value (US $)
Common Stock (continued)
REIT Shopping Center (continued)
Regency Centers	741	$33,782
Retail Opportunity
Investments	1,454	19,469
Urban Edge Properties	1,832	23,706
Weingarten Realty
Investors	1,379	29,883
		154,911
REIT Single Tenant — 0.36%
National Retail Properties	1,200	49,104
Realty Income	1,527	94,934
Spirit Realty Capital	1,321	53,064
		197,102
REIT Specialty — 0.36%
Invitation Homes	3,344	99,317
Iron Mountain	1,090	32,133
Outfront Media	1,353	26,465
Safehold	492	35,665
		193,580
Utilities — 1.18%
Edison International	9,700	609,354
PPL	1,140	32,148
		641,502
Total Common Stock
(cost $27,234,014)		29,610,265

Convertible Preferred Stock — 2.78%
2020 Mandatory
Exchangeable Trust
144A 6.50% exercise
price $47.09, maturity
date 5/16/23 #	120	241,804
AMG Capital Trust II
5.15% exercise price
$195.47, maturity date
10/15/37	2,034	101,662
Assurant 6.50% exercise
price $106.55, maturity
date 3/15/21	1,065	138,290
Bank of America 7.25%
exercise price $50.00 ψ	78	118,449
El Paso Energy Capital Trust
I 4.75% exercise price
$34.49, maturity date
3/31/28	4,518	233,852
Elanco Animal Health
5.00% exercise price
$38.40, maturity date
2/1/23	3,402	166,154
Essential Utilities 6.00%
exercise price $42.29,
maturity date 4/30/22	2,550	158,151
Lyondellbasell Advanced
Polymers 6.00%
exercise price $25.00 ψ	243	253,328
QTS Realty Trust 6.50%
exercise price $46.77 ψ	700	99,330
Total Convertible Preferred Stock
(cost $1,300,340)		1,511,020

Preferred Stock — 0.12%
Bank of America 6.50% µ	55,000	62,975
Total Preferred Stock
(cost $62,154)		62,975

Exchange-Traded Funds — 9.13%
iShares MSCI EAFE ETF	50	3,648
iShares MSCI EAFE Growth
ETF	1,530	154,392
iShares Russell
1000 Growth ETF	9,700	2,339,058
Vanguard FTSE Developed
Markets ETF	1,340	63,261
Vanguard Mega Cap
Growth ETF	11,770	2,398,138
Total Exchange-Traded Funds
(cost $4,018,750)		4,958,497

Short-Term Investments — 2.13%
Money Market Mutual Funds — 2.13%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.00%)	288,241	288,241
Fidelity Investments Money
Market Government
Portfolio – Class I
(seven-day effective
yield 0.01%)	288,241	288,241
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	288,241	288,241

15

Schedule of investments
Delaware VIP® Trust — Delaware VIP Total Return Series

	Number
	of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley
Government Portfolio –
Institutional Share Class
(seven-day effective
yield 0.00%)	288,241	$288,241
Total Short-Term Investments
(cost $1,152,964)		1,152,964
Total Value of
Securities—99.33%
(cost $49,730,076)		$53,925,523

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2020, the aggregate value of Rule 144A securities was $5,537,734, which represents 10.20% of the Series’ net assets. See Note 11 in “Notes to financial statements.”

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

†	Non-income producing security.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2020:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
BNYM	EUR	(408)	USD	500	1/5/21	$1	$—
BNYM	JPY	(518,893)	USD	5,007	1/4/21	—	(18)
BNYM	SEK	154,140	USD	(18,810)	1/4/21	—	(75)
Total Foreign Currency Exchange Contracts						$1	$(93)

Futures Contracts
Exchange-Traded

					Variation
					Margin
		Notional		Value/	Due from
	Notional	Cost	Expiration	Unrealized	(Due to)
Contracts to Buy (Sell)	Amount	(Proceeds)	Date	Appreciation	Brokers
3 US Treasury 2 yr Notes	$662,930	$662,351	3/31/21	$579	$509
2 US Treasury 3 yr Notes	466,266	465,489	3/31/21	777	698
Total Futures Contracts		$1,127,840		$1,356	$1,207

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Series’ net assets.

[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
AG – Aktiengesellschaft
BNYM – Bank of New York Mellon

16

Summary of abbreviations: (continued)
EAFE – Europe, Australasia, and Far East
ETF – Exchange-Traded Fund
FTSE – Financial Times Stock Exchange
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
MSCI – Morgan Stanley Capital International
REIT – Real Estate Investment Trust
S&P – Standard & Poor’s Financial Services LLC
USBMMY3M – US Treasury 3 Month Bill Money Market Yield
yr – Year

Summary of currencies:
EUR – European Monetary Unit
JPY – Japanese Yen
SEK – Swedish Krona
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

17

Statement of assets and liabilities
Delaware VIP® Trust — Delaware VIP Total Return Series

December 31, 2020

Assets:
Investments, at value*	$53,925,523
Cash	305,919
Cash collateral due from brokers	1,980
Receivable for securities sold	36,879
Dividends and interest receivable	201,072
Foreign tax reclaims receivable	1,748
Receivable for series shares sold	3,518
Variation margin due from broker on future contracts	1,207
Unrealized appreciation on foreign currency exchange contracts	1
Other assets	1,746
Total Assets	54,479,593
Liabilities:
Payable for securities purchased	101,361
Payable for series shares redeemed	19,819
Pricing fees payable	16,087
Investment management fees payable to affiliates	14,080
Reports and statements to shareholders expenses payable to non-affiliates	12,732
Accounting and administration fees payable to non-affiliates	11,105
Audit and tax fees payable	6,260
Other accrued expenses	3,681
Legal fees payable to affiliates	2,292
Accounting and administration expenses payable to affiliates	491
Dividend disbursing and transfer agent fees and expenses payable to affiliates	341
Trustees’ fees and expenses payable	168
Unrealized depreciation on foreign currency exchange contracts	93
Reports and statements to shareholders expenses payable to affiliates	55
Distribution fees payable to affiliates	2
Total Liabilities	188,567
Total Net Assets	$54,291,026

Net Assets Consist of:
Paid-in capital	$50,084,006
Total distributable earnings (loss)	4,207,020
Total Net Assets	$54,291,026

Net Asset Value
Standard Class:
Net assets	$54,280,611
Shares of beneficial interest outstanding, unlimited authorization, no par	4,322,661
Net asset value per share	$12.56
Service Class:
Net assets	$10,415
Shares of beneficial interest outstanding, unlimited authorization, no par	832
Net asset value per share	$12.52
____________________
* Investments, at cost	$49,730,076

See accompanying notes, which are an integral part of the financial statements.

18

Statement of operations
Delaware VIP® Trust — Delaware VIP Total Return Series

Year ended December 31, 2020

Investment Income:
Dividends	$984,694
Interest	500,069
Foreign tax withheld	(8,127)
1,476,636

Expenses:
Management fees	334,468
Distribution expenses — Service Class	28
Audit and tax fees	77,213
Accounting and administration expenses	48,322
Reports and statements to shareholders expenses	25,319
Legal fees	14,039
Custodian fees	11,545
Dividend disbursing and transfer agent fees and expenses	4,331
Trustees’ fees and expenses	2,978
Registration fees	261
Other	27,238
545,742
Less expenses waived	(101,307)
Less expenses paid indirectly	(2,230)
Total operating expenses	442,205
Net Investment Income	1,034,431
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(945,706)
Foreign currencies	93
Foreign currency exchange contracts	(13,477)
Futures contracts	(476)
Options written	247
Options purchased	(270)
Swap contracts	13,554
Net realized loss	(946,035)
Net change in unrealized appreciation (depreciation) of:
Investments	4,915
Foreign currencies	139
Foreign currency exchange contracts	250
Futures contracts	1,822
Net change in unrealized appreciation (depreciation)	7,126
Net Realized and Unrealized Loss	(938,909)
Net Increase in Net Assets Resulting from Operations	$95,522

See accompanying notes, which are an integral part of the financial statements.

19

Statements of changes in net assets
Delaware VIP® Trust — Delaware VIP Total Return Series

	Year ended
	12/31/20	12/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,034,431	$929,739
Net realized gain (loss)	(946,035)	5,506,713
Net change in unrealized appreciation (depreciation)	7,126	3,254,152
Net increase in net assets resulting from operations	95,522	9,690,604

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(6,073,008)	(2,116,836)
Service Class	(1,105)	—
	(6,074,113)	(2,116,836)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	2,876,593	3,207,400
Service Class	—	10,000

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,073,008	2,116,836
Service Class	1,105	—
	8,950,706	5,334,236
Cost of shares redeemed:
Standard Class	(7,328,299)	(5,890,384)
Increase (decrease) in net assets derived from capital share transactions	1,622,407	(556,148)
Net Increase (Decrease) in Net Assets	(4,356,184)	7,017,620

Net Assets:
Beginning of year	58,647,210	51,629,590
End of year	$54,291,026	$58,647,210

See accompanying notes, which are an integral part of the financial statements.

20

Financial highlights
Delaware VIP® Total Return Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/20	12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$14.29	$12.50	$13.83	$12.58	$11.98

Income (loss) from investment operations
Net investment income[2]	0.24	0.22	0.24	0.18	0.18
Net realized and unrealized gain (loss)	(0.44)	2.08	(1.28)	1.28	0.59
Total from investment operations	(0.20)	2.30	(1.04)	1.46	0.77

Less dividends and distributions from:
Net investment income	(0.27)	(0.26)	(0.22)	(0.21)	(0.17)
Net realized gain	(1.26)	(0.25)	(0.07)	—	—
Total dividends and distributions	(1.53)	(0.51)	(0.29)	(0.21)	(0.17)

Net asset value, end of period	$12.56	$14.29	$12.50	$13.83	$12.58
Total return[3]	0.91% [4]	18.88% [4]	(7.65% )	11.75%	6.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$54,281	$58,637	$51,630	$47,910	$40,400
Ratio of expenses to average net assets[5]	0.86%	0.93%	0.90%	0.86%	0.89%
Ratio of expenses to average net assets prior to fees waived[5]	1.06%	0.99%	0.90%	0.86%	0.89%
Ratio of net investment income to average net assets	2.01%	1.63%	1.80%	1.39%	1.45%
Ratio of net investment income to average net assets prior to
fees waived	1.81%	1.57%	1.80%	1.39%	1.45%
Portfolio turnover	87%	150% [6]	68%	48%	67%

[1]	On October 4, 2019, the First Investors Life Series Total Return Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Total Return Fund shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights
Delaware VIP® Total Return Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

		10/31/19[1]
	Year ended	to
	12/31/20	12/31/19
Net asset value, beginning of period	$14.29	$13.79

Income (loss) from investment operations
Net investment income[2]	0.20	0.04
Net realized and unrealized gain (loss)	(0.44)	0.46
Total from investment operations	(0.24)	0.50

Less dividends and distributions from:
Net investment income	(0.27)	—
Net realized gain	(1.26)	—
Total dividends and distributions	(1.53)	—

Net asset value, end of period	$12.52	$14.29
Total return[3]	0.54%	3.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10	$10
Ratio of expenses to average net assets[4]	1.16%	1.16%
Ratio of expenses to average net assets prior to fees waived[4]	1.36%	1.50%
Ratio of net investment income to average net assets	1.71%	1.79%
Ratio of net investment income to average net assets prior to fees waived	1.51%	1.45%
Portfolio turnover	87%	150% [5,6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[5]	Portfolio turnover is representative of the Series for the entire period.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

22

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

December 31, 2020

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 19 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Total Return Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on October 4, 2019, all of the assets and liabilities of the First Investors Life Series Total Return Fund, its Predecessor Series were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (the Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of the Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017–December 31, 2019), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2020, the Series did not incur any interest or tax penalties.

23

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

1. Significant Accounting Policies (continued)

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Underlying Funds — The Series may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Series invests include ETFs. The Series will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $2,229 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2020, the Series earned $1 under this arrangement.

24

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.86% of the Series’ average daily net assets for the Standard Class and 1.16% for the Service Class from January 1, 2020 through December 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2020, the Series was charged $5,758 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2020, the Series was charged $3,859 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended December 31, 2020, the Series was charged $13,096 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

25

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended December 31, 2020 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended December 31, 2020, the Series engaged in Rule 17a-7 securities sales of $860,186, which resulted in net realized loss of $78,173. The Series did not engage in Rule 17a-7 securities purchases for the year ended December 31, 2020.

____________________

*	The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

3. Investments

For the year ended December 31, 2020, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$35,690,318
Purchases of US government securities	6,093,786
Sales other than US government securities	41,343,692
Sales of US government securities	3,143,849

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$49,987,578
Aggregate unrealized appreciation of investments and derivatives	$5,117,280
Aggregate unrealized depreciation of investments and derivatives	(1,178,071)
Net unrealized appreciation of investments and derivatives	$3,939,209

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for

26

the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Total
Securities
Assets:
Common Stock
Communication Services	$2,915,712	$154,181	$3,069,893
Consumer Discretionary	1,784,460	404,552	2,189,012
Consumer Staples	2,675,045	783,958	3,459,003
Energy	660,571	—	660,571
Financials	2,859,830	—	2,859,830
Healthcare	4,068,447	692,143	4,760,590
Industrials	2,701,848	240,081	2,941,929
Information Technology	4,486,230	85,482	4,571,712
Materials	916,604	—	916,604
REIT Diversified	99,302	—	99,302
REIT Healthcare	392,853	—	392,853
REIT Hotel	157,601	—	157,601
REIT Industrial	339,088	—	339,088
REIT Information Technology	444,441	—	444,441
REIT Mall	98,242	—	98,242
REIT Manufactured Housing	107,092	—	107,092
REIT Multifamily	928,059	—	928,059
REIT Office	202,610	—	202,610
REIT Self-Storage	224,738	—	224,738
REIT Shopping Center	154,911	—	154,911
REIT Single Tenant	197,102	—	197,102
REIT Specialty	193,580	—	193,580
Utilities	641,502	—	641,502
Convertible Bonds	—	5,088,383	5,088,383
Convertible Preferred Stock[1]	914,226	596,794	1,511,020
Corporate Bonds	—	7,565,441	7,565,441
Exchange-Traded Funds	4,958,497	—	4,958,497
Preferred Stock	—	62,975	62,975
US Treasury Obligations	—	3,975,978	3,975,978
Short-Term Investments	1,152,964	—	1,152,964
Total Value of Securities	$34,275,555	$19,649,968	$53,925,523

27

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

3. Investments (continued)

	Level 1	Level 2	Total
Derivatives[2]
Assets:
Futures Contracts	$1,356	$—	$1,356
Foreign Currency Exchange Contracts	—	1	1
Liabilities:
Foreign Currency Exchange Contracts	$—	$(93)	$(93)

[1]

Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Total
Convertible Preferred Stock	60.50%	39.50%	100.00%

[2]	Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended December 31, 2020, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended December 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year ended
	12/31/20	12/31/19
Ordinary income	$2,615,508	$1,085,004
Long-term capital gains	3,458,605	1,031,832
Total	$6,074,113	$2,116,836

5. Components of Net Assets on a Tax Basis

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$50,084,006
Undistributed ordinary income	1,268,679
Capital loss carryforwards*	(1,000,868)
Unrealized appreciation (depreciation) of investments and foreign
currencies	3,939,209
Net assets	$54,291,026

*	$499,063 of this loss which can be utilized is subject to an annual limitation in accordance with the Internal Revenue Code 382 due to an ownership change on July 1, 2020.

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The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, market premium and discount on debt instruments, trust preferred securities, contingent payment on debt instruments, deemed dividend income, mark-to-market on foreign currency exchange contracts and mark-to-market on futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2020, the Series had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At December 31, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$1,000,868	$—	$1,000,868

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/20	12/31/19
Shares sold:
Standard Class	246,344	240,492
Service Class	—	725
Shares issued upon reinvestment of dividends and distributions:
Standard Class	587,332	165,120
Service Class	107	—
	833,783	406,337
Shares redeemed:
Standard Class	(613,240)	(434,147)
Net increase (decrease)	220,543	(27,810)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Series, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Series had no amounts outstanding as of December 31, 2020, or at any time during the year then ended.

29

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended December 31, 2020, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to fix the US dollar value of a security between trade date and settlement date and to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase (decrease) exposure to foreign currencies.

During the year ended December 31, 2020, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

Futures Contracts

A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2020, the Series posted $1,980 in cash as collateral for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities”.

During the year ended December 31, 2020, the Series entered into futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — The Series may enter into options contracts in the normal course of pursuing its investment objectives. The Series may buy or write options contracts for any number of reasons, including without limitation: to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Series’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Series may buy or write call or put options on

30

securities, futures, swaps, and foreign currencies. When the Series buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Series is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at December 31, 2020.

During the year ended December 31, 2020, the Series entered into option contracts to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions.

Swap Contracts

The Series may enter into CDS contracts in the normal course of pursuing its investment objective. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Series will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2020, the Series entered into CDS contracts as a purchaser of protection. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended December 31, 2020, the Series did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. No CDS contracts were outstanding at December 31, 2020.

During the year ended December 31, 2020, the Series entered in to CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

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Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

8. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2020 were as follows:

	Asset Derivatives Fair Value
		Interest
Statement of Assets and	Currency	Rate
Liabilities Location	Contracts	Contracts	Total
Unrealized appreciation of foreign currency exchange contracts	$1	$—	$1
Variation margin due from broker on futures contracts*	—	1,207	1,207
Total	$1	$1,207	$1,208

	Liability Derivatives Fair Value
		Interest
Statement of Assets and	Currency	Rate
Liabilities Location	Contracts	Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(93)	$—	$(93)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended December 31, 2020 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures	Options	Options	Swap
	Contracts	Contracts	Purchased	Written	Contracts	Total
Currency
contracts	$(13,477)	$—	$—	$—	$—	$(13,477)
Interest rate
contracts	—	(476)	—	—	—	(476)
Equity
contracts	—	—	(270)	247	—	(23)
Credit
contracts	—	—	—	—	13,554	13,554
Total	$(13,477)	$(476)	$(270)	$247	$13,554	$(422)

	Net Change in Unrealized Appreciation (Depreciation)
	of:
	Foreign
	Currency
	Exchange	Futures
	Contracts	Contracts	Total
Currency
contracts	$250	$—	$250
Interest rate
contracts	—	1,822	1,822
Total	$250	$1,822	$2,072

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The table below summarizes the average balance of derivative holdings by the Series during the year ended December 31, 2020:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$19,491	$14,585
Futures contracts (average notional value)	346,272	—
Options contracts (average notional value)*	4	6
CDS contracts (average notional value)**	68,348	—

*	Long represents purchased options and short represents written options.
**	Long represents buying protection and short represents selling protection.

9. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At December 31, 2020, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

		Gross Value of
	Gross Value of	Derivative
Counterparty	Derivative Asset	Liability	Net Position
The Bank of New York Mellon	$1	$(93)	$(92)

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
The Bank of New York Mellon	$(92)	$—	$—	$—	$—	$(92)

(a)	The value of the related collateral exceeded the value of the derivatives as of December 30, 2020, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for

33

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

10. Securities Lending (continued)

such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended December 31, 2020, the Series had no securities out on loan.

11. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Series’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs”) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition

34

of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2020. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’

35

Notes to financial statements
Delaware VIP® Trust — Delaware VIP Total Return Series

11. Credit and Market Risk (continued)

yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in the Series’ financial statements.

36

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Total Return Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Total Return Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020, and the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Class Name	Financial Highlights
Standard Class	For the years ended December 31, 2020 and 2019
Service Class	For the year ended December 31, 2020 and the
period from October 31, 2019 (commencement of
operations) through December 31, 2019

The financial statements of First Investors Life Series Total Return Fund (subsequent to reorganization, known as Delaware VIP Total Return Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

37

Other Series information (Unaudited)
Delaware VIP® Total Return Series

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2020, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	56.94%
(B) Ordinary Income Distributions (Tax Basis)	43.06%
Total Distributions (Tax Basis)	100.00%
____________________

(A) and (B) are based on a percentage of the Series’ total distributions.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Total Return Series at a meeting held August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Total Return Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Funds Management Hong Kong Limited (“MFMHK”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

38

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Series. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended December 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all mixed-asset target allocation moderate funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-year period was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year period was in the fourth quartile of its Performance Universe and the Series’ total return for the 5- and 10-year periods was in the third quartile of its Performance Universe. The Board observed that the Series’ performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered that much of the Series’ underperformance preceded Management’s acquisition of the Series in October 2019. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as

39

Other Series information (Unaudited)
Delaware VIP® Total Return Series

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Total Return Series at a meeting held August 11-13, 2020 (continued)

service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Series and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

Board consideration of sub-advisory agreement for Delaware VIP Total Return Series at a meeting held November 17-19, 2020

At a meeting held on November 17-19, 2020, the Board of Trustees (the “Board”) of Delaware VIP Total Return Series (the “Series”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved new Sub-Advisory Agreements between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”).

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about MIMAK, including its personnel, operations, and financial condition, which had been provided by MIMAK. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by the MIMAK; information concerning MIMAK’s organizational structure and the experience of their key investment management personnel; copies of MIMAK’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMAK; and a copy of the Sub-Advisory Agreement.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with their independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreement. This discussion of the information and factors considered by the Board is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent, and quality of the services to be provided by MIMAK, the Board reviewed the services to be provided by MIMAK pursuant to the Sub-Advisory Agreement and as described at the meeting. The Board reviewed materials provided by MIMAK regarding the experience and qualifications of the personnel who will be responsible for providing services to the Series. The Board also considered relevant performance information provided with respect to MIMAK. In discussing the nature of the services proposed to be provided by MIMAK, it was observed that the Sub-Advisory Agreement will expand the sub-advisory services already provided by MIMAK, to include the provision of discretionary investment management services as well as asset allocation services. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by MIMAK to the Series and its shareholders and was confident in the abilities of MIMAK to provide quality services to the Series and its shareholders.

40

Investment performance. In regards to the appointment of MIMAK for the Series, the Board reviewed information on prior performance for MIMAK. In evaluating performance, the Board considered its previous approval of MIMAK to provide fully discretionary services to other Delaware Funds.

Sub-advisory fees. The Board considered that DMC would pay MIMAK a discretionary investment sub-advisory fee based on the extent to which MIMAK provides services to the Series as described in the Sub-Advisory Agreement, in addition to the asset allocation sub-advisory fee previously approved. In considering the appropriateness of the sub-advisory fees, the Board also reviewed and considered the fees in light of the nature, extent, and quality of the sub-advisory services to be provided by MIMAK. The Board noted that the sub-advisory fees are paid by DMC to MIMAK and are not additional fees borne by the Series, and that the management fee paid by the Series to DMC would stay the same at current asset levels. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and MIMAK, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale, and fall-out benefits. Trustees were also given available information on profits being realized by MIMAK in relation to the services being provided to the Series and in relation to MIMAK’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided with, and considered, information on potential fall-out benefits derived or to be derived by MIMAK in connection with its relationship to the Series. The Board considered the potential benefit to DMC and MIMAK of marketing a global approach on the portfolio management of their fixed income investment strategies. The Trustees also noted that economies of scale are shared with the Series and its shareholders through investment management fee breakpoints in DMC’s fee schedule for the Series so that as the Series grows in size, its effective investment management fee rate declines.

41

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	85	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

42

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	85	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	85	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	85	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	85	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

John A. Fry	Trustee	Since January 2001	President — Drexel University (August	85	Director; Compensation
610 Market Street			2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College (July		Governance Committee
19106-2354			2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director and Audit
Committee Member —
vTv Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

43

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	85	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean (August 2011–		Planning and Reserves
			March 2012) and Interim Dean		Committee and
			(January 2011–July 2011) — University of		Nominating
			Miami School of Business Administration		and Governance
			President — U.S. Trust, Bank of America		Committee Member —
			Private Wealth Management (Private Banking)		Callon Petroleum
			(July 2007-December 2008)		Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–Present)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC	85	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

44

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and President — Gore	85	Director; Finance
610 Market Street			Creek Capital, Ltd. (August 2009–Present)		Committee and Audit
Philadelphia, PA					Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present), The
Merger Fund VL (2013–
Present); WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December
2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	85	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	85	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in various	85	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and Senior Vice President and		Richard Salus has served in various capacities	85	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

45

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

46

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(1502651)
AR-VIPTR-221

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $662,180 for the fiscal year ended December 31, 2020.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $921,410 for the fiscal year ended December 31, 2019.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended December 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended December 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $87,780 for the fiscal year ended December 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $103,000 for the fiscal year ended December 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,455,000 and $4,687,000 for the registrant’s fiscal years ended December 31, 2020 and December 31, 2019, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE VIP® TRUST

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 5, 2021

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 5, 2021